                         DEAN WITTER RETIREMENT SERIES
                              GLOBAL EQUITY SERIES
                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                                 (212) 392-1600

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD AUGUST 19, 1998

TO SHAREHOLDERS OF THE GLOBAL EQUITY SERIES,
A SERIES OF DEAN WITTER RETIREMENT SERIES:

   Notice is hereby given of a Special Meeting of the Shareholders of the Global Equity Series ("Global Equity"), one of eleven portfolios of Dean Witter Retirement Series ("Retirement Series"), to be held at the Career Development Room, 61st Floor, Two World Trade Center, New York, New York 10048, at
9:00 A.M., New York time, on August 19, 1998, and any adjournments thereof (the "Meeting"), for the following purposes:

     1. To consider and vote upon an Agreement and Plan of Reorganization, dated April 30, 1998 (the "Reorganization Agreement"), between Retirement Series, on behalf of Global Equity, and Morgan Stanley Dean Witter Global Dividend Growth Securities (the "Acquiring Fund"), pursuant to which substantially all of the assets of Global Equity would be combined with those of the Acquiring Fund and shareholders of Global Equity would become shareholders of the Acquiring Fund receiving Class D shares of the Acquiring Fund with a value equal to the value of their holdings in Global Equity (the "Reorganization"); and

     2. To act upon such other matters as may properly come before the Meeting.

   The Reorganization is more fully described in the accompanying Proxy Statement and Prospectus and a copy of the Reorganization Agreement is attached as Exhibit A thereto. Shareholders of record at the close of business on June 2, 1998 are entitled to notice of, and to vote at, the Meeting. Please read the Proxy Statement and Prospectus carefully before telling us, through your proxy or in person, how you wish your shares to be voted. The Board of Trustees of Retirement Series recommends you vote in favor of the Reorganization. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

                                         By Order of the Board of Trustees,


                                              BARRY FINK,

                                               Secretary
June 30, 1998

   YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                       MORGAN STANLEY DEAN WITTER GLOBAL
                           DIVIDEND GROWTH SECURITIES
                TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048
                                 (212) 392-1600

                          ACQUISITION OF THE ASSETS OF
                     THE GLOBAL EQUITY SERIES, A SERIES OF
                         DEAN WITTER RETIREMENT SERIES

                        BY AND IN EXCHANGE FOR SHARES OF
         MORGAN STANLEY DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES

   This Proxy Statement and Prospectus is being furnished to shareholders of the Global Equity Series ("Global Equity"), one of eleven portfolios of Dean Witter Retirement Series ("Retirement Series"), in connection with an Agreement and Plan of Reorganization, dated April 30, 1998 (the "Reorganization Agreement"), pursuant to which substantially all the assets of Global Equity will be combined with those of Morgan Stanley Dean Witter Global Dividend Growth Securities (the "Acquiring Fund") in exchange for shares of the Acquiring Fund. As a result of this transaction, shareholders of Global Equity will become shareholders of the Acquiring Fund and will receive Class D shares of the Acquiring Fund with a value equal to the value of their holdings in Global Equity. The terms and conditions of this transaction are more fully described in this Proxy Statement and Prospectus and in the Reorganization Agreement between Retirement Series, on behalf of Global Equity, and the Acquiring Fund, attached hereto as Exhibit A. The address of Global Equity is that of the Acquiring Fund set forth above. This Proxy Statement also constitutes a Prospectus of the Acquiring Fund, which is dated June 30, 1998, filed by the Acquiring Fund with the Securities and Exchange Commission (the "Commission") as part of its Registration Statement on Form N-14 (the "Registration Statement").

   The Acquiring Fund is an open-end diversified management investment company whose investment objective is to provide reasonable current income and long-term growth of income and capital. The Acquiring Fund seeks to achieve its investment objective by investing at least 65% of its total assets in dividend-paying equity securities issued by issuers located around the world.


   This Proxy Statement and Prospectus sets forth concisely information about the Acquiring Fund that shareholders of Global Equity should know before voting on the Reorganization Agreement. A copy of the Prospectus for the Acquiring Fund, dated June 23, 1998, is attached as Exhibit B and is incorporated herein by reference. Also enclosed and incorporated herein by reference is the Acquiring Fund's Annual Report for the fiscal year ended March 31, 1998. A Statement of Additional Information relating to the Reorganization, described in this Proxy Statement and Prospectus, dated June 30, 1998 has been filed with the Commission and is also incorporated herein by reference. Also incorporated herein by reference are the Prospectus for Retirement Series, dated October 31, 1997, the Annual Report for Retirement Series for its fiscal year ended July 31, 1997 and the Semi-Annual Report for Retirement Series for the six-month period ended January 31, 1998. Such documents are available without charge by calling Adrienne Ryan-Pinto at Morgan Stanley Dean Witter Trust FSB at (800) 869-NEWS (TOLL FREE).


Investors are advised to read and retain this Proxy Statement and Prospectus for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

          This Proxy Statement and Prospectus is dated June 30, 1998.

                              TABLE OF CONTENTS

                        PROXY STATEMENT AND PROSPECTUS

                                                                                                 PAGE
                                                                                               --------
INTRODUCTION .................................................................................      2
 General .....................................................................................      2
 Record Date; Share Information ..............................................................      2
 Proxies .....................................................................................      3
 Expenses of Solicitation ....................................................................      3
 Vote Required ...............................................................................      4

SYNOPSIS .....................................................................................      5
 The Reorganization ..........................................................................      5
 Fee Table ...................................................................................      5
 Tax Consequences of the Reorganization ......................................................      7
 Comparison of Global Equity and the Acquiring Fund ..........................................      7

PRINCIPAL RISK FACTORS .......................................................................      9

THE REORGANIZATION ...........................................................................      9
 The Proposal ................................................................................      9
 The Board's Consideration ...................................................................      9
 The Reorganization Agreement ................................................................     10
 Tax Aspects of the Reorganization ...........................................................     12
 Description of Shares .......................................................................     13
 Capitalization Table (unaudited) ............................................................     13
 Appraisal Rights ............................................................................     13

COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS ...............................     14
 Investment Objectives and Policies ..........................................................     14
 Investment Restrictions .....................................................................     14

ADDITIONAL INFORMATION ABOUT GLOBAL EQUITY AND THE ACQUIRING FUND ............................     15
 General .....................................................................................     15
 Financial Information .......................................................................     15
 Management ..................................................................................     15
 Description of Securities and Shareholder Inquiries .........................................     15
 Dividends, Distributions and Taxes ..........................................................     15
 Purchases, Repurchases and Redemptions ......................................................     16

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE ..................................................     16

FINANCIAL STATEMENTS AND EXPERTS .............................................................     16

LEGAL MATTERS ................................................................................     16

AVAILABLE INFORMATION ........................................................................     16

OTHER BUSINESS ...............................................................................     17

Exhibit A--Agreement and Plan of Reorganization, dated as of April 30, 1998, by and between
 Dean Witter Global Dividend Growth Securities and Dean Witter Retirement Series, on behalf
 of Global Equity Series .....................................................................    A-1

Exhibit B--Prospectus of Morgan Stanley Dean Witter Global Dividend Growth Securities, dated
 June 23, 1998 ...............................................................................    B-1


                         DEAN WITTER RETIREMENT SERIES
                              GLOBAL EQUITY SERIES
                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                                 (212) 392-1600

                         PROXY STATEMENT AND PROSPECTUS
                        SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD AUGUST 19, 1998

                                  INTRODUCTION

GENERAL

   This Proxy Statement and Prospectus is being furnished to the shareholders of the Global Equity Series ("Global Equity"), one of eleven portfolios of Dean Witter Retirement Series ("Retirement Series"), an open-end diversified management investment company, in connection with the solicitation by the Board of Trustees of Retirement Series (the "Board") of proxies to be used at the Special Meeting of Shareholders of Global Equity to be held at the Career Development Room, 61st Floor, Two World Trade Center, New York, New York 10048 at 9:00 A.M., New York time, on August 19, 1998, and any adjournments thereof (the "Meeting"). It is expected that the mailing of this Proxy Statement and Prospectus will be made on or about June 30, 1998.


   At the Meeting, Global Equity shareholders ("Shareholders") will consider and vote upon an Agreement and Plan of Reorganization, dated April 30, 1998 (the "Reorganization Agreement"), between Retirement Series, on behalf of Global Equity, and Morgan Stanley Dean Witter Global Dividend Growth Securities (the "Acquiring Fund") pursuant to which substantially all of the assets of Global Equity will be combined with those of the Acquiring Fund in exchange for shares of the Acquiring Fund. As a result of this transaction, Shareholders will become shareholders of the Acquiring Fund and will receive Class D shares of the Acquiring Fund equal to the value of their holdings in Global Equity on the date of such transaction (the "Reorganization"). The shares to be issued by the Acquiring Fund pursuant to the Reorganization will be Class D shares of the Acquiring Fund which will be issued at net asset value without any sales charge (the "Acquiring Fund Shares"). Further information relating to the Acquiring Fund, its Class D shares as well as the other three classes of shares (each, a "Class" and collectively, the "Classes") offered by the Acquiring Fund, is set forth herein and in the Acquiring Fund's current Prospectus, dated June 23, 1998 (the "Acquiring Fund's Prospectus"), attached to this Proxy Statement and Prospectus and incorporated herein by reference. As of June 22, 1998, the Acquiring Fund changed its name from Dean Witter Global Dividend Growth Securities to Morgan Stanley Dean Witter Global Dividend Growth Securities.


   The information concerning Global Equity contained herein has been supplied by Retirement Series and the information concerning the Acquiring Fund contained herein has been supplied by the Acquiring Fund.

RECORD DATE; SHARE INFORMATION

   The Board has fixed the close of business on June 2, 1998 as the record date (the "Record Date") for the determination of the Shareholders entitled to notice of, and to vote at, the Meeting. As of the Record Date, there were 1,285,545.827 shares of Global Equity issued and outstanding. Shareholders on the Record Date are entitled to one vote per share on each matter submitted to a vote at the Meeting. A majority of the outstanding shares entitled to vote, represented in person or by proxy, will constitute a quorum at the Meeting.

   Morgan Stanley Dean Witter Trust FSB ("MSDW Trust"), P.O. Box 957, Jersey City, NJ 07303-0957, trustee for the VVP America Inc. Retirement Plan, was known to own 31.5% of the outstanding shares of Global Equity as of the Record Date. As of the Record Date, the trustees and officers of Global Equity, as a group, owned less than 1% of the outstanding shares of Global Equity.

   Helen K. Copley, P.O. Box 1530, La Jolla, CA 92038-1530, trustee of the Helen K. Copley Rev Trust, was known to own 7.155% of the outstanding Class A shares of the Acquiring Fund as of the Record Date. Mac & Co A/C DWRF 8604892, Mellon Bank N.A., P.O. Box 3198, Pittsburgh, PA 15230-3198, was known to own 76.477% of the outstanding Class D shares of the Acquiring Fund as of the Record Date. As of the Record Date, the trustees and officers of the Acquiring Fund, as a group, owned less than 1% of the outstanding shares of the Acquiring Fund.

PROXIES

   The enclosed form of proxy, if properly executed and returned, will be voted in accordance with the choice specified thereon. The proxy will be voted in favor of the Reorganization Agreement unless a choice is indicated to vote against or to abstain from voting on the Reorganization Agreement. The Board knows of no business, other than that set forth in the Notice of Special Meeting of Shareholders, to be presented for consideration at the Meeting. However, the proxy confers discretionary authority upon the persons named therein to vote as they determine on other business, not currently contemplated, which may come before the Meeting. Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of the Reorganization Agreement, and broker "non-votes" will not be deemed to be present at the Meeting for purposes of determining whether the Reorganization Agreement has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. The proxy may be revoked at any time prior to the voting thereof by: (i) delivering written notice of revocation to the Secretary of Retirement Series at Two World Trade Center, New York, New York 10048; (ii) attending the Meeting and voting in person; or (iii) signing and returning a new proxy (if returned and received in time to be voted). Attendance at the Meeting will not in and of itself revoke a proxy.

   In the event that the necessary quorum to transact business or the vote required to approve or reject the Reorganization Agreement is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of Global Equity's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Reorganization Agreement and will vote against any such adjournment those proxies required to be voted against the Reorganization Agreement.

EXPENSES OF SOLICITATION

   All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement and Prospectus, will be borne by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager" or "MSDW Advisors"). As of June 22, 1998, the Investment Manager changed its name from Dean Witter InterCapital Inc. to Morgan Stanley Dean Witter Advisors Inc. In addition to the solicitation of proxies by mail, proxies may be solicited by officers of Retirement Series including officers and regular employees of MSDW Advisors and/or MSDW Trust, personally or by mail, telephone, telegraph or otherwise, without compensation other than regular compensation. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting material to the beneficial owners of shares and to obtain authorization for the execution of proxies.

   MSDW Trust may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow

Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on the Reorganization Agreement other than to refer to the recommendation of the Board. Retirement Series, on behalf of Global Equity, has been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly they will receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and Prospectus and may vote by mail using the enclosed proxy card.

VOTE REQUIRED

   Approval of the Reorganization Agreement by the Shareholders requires the affirmative vote of a majority (i.e., more than 50%) of the outstanding shares of Global Equity represented in person or by proxy and entitled to vote at the Meeting, provided a quorum is present at the Meeting. If the Reorganization Agreement is not approved by Shareholders, Global Equity will continue in existence and the Board will consider alternative actions.

                                   SYNOPSIS

   The following is a synopsis of certain information contained in or incorporated by reference in this Proxy Statement and Prospectus. This synopsis is only a summary and is qualified in its entirety by the more detailed information contained or incorporated by reference in this Proxy Statement and Prospectus and the Reorganization Agreement. Shareholders should carefully review this Proxy Statement and Prospectus and the Reorganization Agreement in their entirety and, in particular, the Acquiring Fund's Prospectus, which is attached to this Proxy Statement and incorporated herein by reference.

THE REORGANIZATION

   The Reorganization Agreement provides for the transfer of substantially all the assets of Global Equity, subject to stated liabilities, to the Acquiring Fund in exchange for the Acquiring Fund Shares. The aggregate net asset value of the Acquiring Fund Shares issued in the exchange will equal the aggregate value of the net assets of Global Equity received by the Acquiring Fund. On or after the closing date scheduled for the Reorganization (the "Closing Date"), Global Equity will distribute the Acquiring Fund Shares received by Global Equity to Shareholders as of the Valuation Date (as defined below under "The Reorganization Agreement") in complete liquidation of Global Equity. If all other portfolios of Retirement Series effect similar reorganizations or otherwise liquidate, Retirement Series will take all necessary steps to dissolve and deregister under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result of the Reorganization, each Shareholder will receive that number of full and fractional Acquiring Fund Shares equal in value to such Shareholder's pro rata interest in the net assets transferred to the Acquiring Fund. Shareholders holding certificates representing their shares will not be required to surrender their certificates in connection with the Reorganization. However, such Shareholders will have to surrender such certificates in order to receive certificates representing the Acquiring Fund Shares or to redeem, transfer or exchange the Acquiring Fund Shares received. The Board has determined that the interests of Shareholders will not be diluted as a result of the Reorganization.

   FOR THE REASONS SET FORTH BELOW UNDER "THE REORGANIZATION--THE BOARD'S CONSIDERATION," THE BOARD, INCLUDING THE TRUSTEES WHO ARE NOT "INTERESTED PERSONS" OF GLOBAL EQUITY ("INDEPENDENT TRUSTEES"), AS THAT TERM IS DEFINED IN THE 1940 ACT, HAS CONCLUDED THAT THE REORGANIZATION IS IN THE BEST INTERESTS OF GLOBAL EQUITY AND ITS SHAREHOLDERS AND RECOMMENDS APPROVAL OF THE REORGANIZATION AGREEMENT.

FEE TABLE

   Global Equity and the Acquiring Fund each pay expenses for management of their assets and other services. Neither Global Equity nor Class D shares of the Acquiring Fund pay distribution-related fees; however, the other three Classes offered by the Acquiring Fund pay fees for the distribution of their shares. The expenses paid by Global Equity and the Acquiring Fund are reflected in the net asset value per share of each such fund. The following table illustrates expenses and fees incurred during Global Equity's fiscal year ended July 31, 1997. On July 28, 1997, the Acquiring Fund began offering its shares in multiple classes, each with different distribution arrangements and sales charges. Class D shares of the Acquiring Fund will be issued to Global Equity Shareholders in connection with the Reorganization. Accordingly, expenses of Class D shares of the Acquiring Fund for the fiscal year ended March 31, 1998 ("Class D Fees and Expenses") are set forth in the table. The table below also sets forth pro forma fees for the surviving combined fund (the Acquiring Fund) reflecting what the fee schedule would have been at March 31, 1998, if the Reorganization had been consummated twelve (12) months prior to that date and assuming Class D Fees and Expenses. Further information on the fees and expenses applicable to the Acquiring Fund's Class D shares, as well as the other three Classes of the Acquiring Fund shares, is set forth herein and in the Acquiring Fund's Prospectus, attached hereto and incorporated herein by reference.

Shareholder Transaction Expenses

                                                                          ACQUIRING     PRO FORMA
                                                              GLOBAL        FUND         COMBINED
                                                              EQUITY      (CLASS D)     (CLASS D)
                                                            ---------- -------------  -------------
Maximum Sales Charge Imposed on Purchases (as a percentage
 of offering price)........................................    None         None           None
Maximum Sales Charge Imposed on Reinvested Dividends ......    None         None           None
Maximum Contingent Deferred Sales Charge (as a percentage
 of the lesser of original purchase price or redemption
 proceeds).................................................    None         None           None
Redemption Fees............................................    None         None           None
Exchange Fee...............................................    None         None           None

Annual Fund Operating Expenses (As a Percentage of Average Net Assets)

                                            ACQUIRING   PRO FORMA
                                 GLOBAL       FUND       COMBINED
                                 EQUITY     (CLASS D)   (CLASS D)
                               ---------- -----------  -----------
Management Fees...............    1.00%(1)    0.71%        0.71%
12b-1 Fees....................    0.00%       0.00%        0.00%
Other Expenses................    0.85%(1)    0.19%        0.19%
Total Fund Operating
 Expenses.....................    1.85%(1)    0.90%        0.90%

------------
(1) Pursuant to an undertaking, MSDW Advisors has agreed to assume all expenses relating to the operations of Global Equity (except for any brokerage fees and a portion of organizational expenses) and has agreed to waive the compensation provided for in its Management Agreement with respect to Global Equity until September 30, 1998 to the extent that such expenses and compensation on an annualized basis exceed 1.00% of the daily net assets of Global Equity. Taking into account such waiver, Global Equity's mangement fees, other expenses and total fund operating expenses were 0.15%, 0.85% and 1.00%, respectively. After September 30, 1998, Global Equity, if it continues in operation, will bear all fees and expenses. The actual expenses (before any waiver) of Global Equity for the period ended July 31, 1997 are set forth in the table.

   The purpose of the foregoing table is to assist the investor in understanding the various costs and expenses that an investor in either of the funds would bear directly or indirectly.

Example

   To attempt to show the effect of these expenses on an investment over time, the hypotheticals shown below have been created. Assuming that an investor makes a $1,000 investment in either Global Equity or Class D Shares of the Acquiring Fund or the new combined fund, that the annual return is 5% and that the operating expenses for each fund are the ones shown in the chart above; if the investment was redeemed at the end of each period shown below, the investor would incur the following expenses by the end of each period shown:

                               1 YEAR    3 YEARS   5 YEARS    10 YEARS
                              -------- ---------  --------- ----------
Global Equity................    $19       $58       $100       $217
Acquiring Fund (Class D) ....    $ 9       $29       $ 50       $111
Pro Forma Combined (Class
 D)..........................    $ 9       $29       $ 50       $111

   THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL OPERATING EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

TAX CONSEQUENCES OF THE REORGANIZATION

   As a condition to the Reorganization, Global Equity will receive an opinion of Gordon Altman Butowsky Weitzen Shalov & Wein to the effect that the Reorganization will constitute a tax-free reorganization for federal income tax purposes, and that no gain or loss will be recognized by Global Equity or the shareholders of Global Equity for Federal income tax purposes as a result of the transactions included in the Reorganization. For further information about the tax consequences of the Reorganization, see "The Reorganization--Tax Aspects of the Reorganization" below.

COMPARISON OF GLOBAL EQUITY AND THE ACQUIRING FUND

   INVESTMENT OBJECTIVES AND POLICIES. The Acquiring Fund and Global Equity have similar investment objectives. The Acquiring Fund has an investment objective to provide reasonable current income and long-term growth of income and capital. Similarly, Global Equity has an investment objective to seek to obtain total return on its assets primarily through long-term capital growth and to a lesser extent from income. The Acquiring Fund invests at least 65% of its total assets in dividend paying equity securities issued by issuers located in various countries around the world. Global Equity has an identical policy, except that it is somewhat broader in that 65% of the fund's assets may be invested in all types of global equities, and not dividend paying securities exclusively. Notwithstanding this, Global Equity generally invests in companies with a record of paying dividends and potential for increasing dividends.

   The investment policies of both funds are essentially the same; the principal differences between them are described under "Comparison of Investment Objectives, Policies and Restrictions" below.

   The investment policies of both Global Equity and the Acquiring Fund are not fundamental and may be changed by their respective Boards of Trustees.

   INVESTMENT MANAGEMENT AND DISTRIBUTION-RELATED FEES. Global Equity and the Acquiring Fund obtain investment management services from MSDW Advisors. With respect to Global Equity, the fund pays MSDW Advisors monthly compensation calculated daily by applying the annual rate of 1.0% to the fund's net assets.

With respect to the Acquiring Fund, the fund pays MSDW Advisors monthly compensation calculated daily by applying the annual rate of 0.75% to the fund's daily net assets, scaled down at various asset levels to 0.625% to the portion of the fund's daily net assets over $4.5 billion.

   Morgan Stanley Dean Witter Distributors Inc. (the "Distributor") is both the Acquiring Fund's and Global Equity's distributor. Neither Global Equity nor Class D shares of the Acquiring Fund pay distribution-related fees; however, in accordance with the terms of a distribution plan adopted by the Acquiring Fund pursuant to Rule 12b-1 under the 1940 Act, the other three Classes of the Acquiring Fund do pay distribution-related expenses. For further information relating to the 12b-1 fees applicable to each of the other Classes, see the section entitled "Purchase of Fund Shares" in the Acquiring Fund's Prospectus, attached hereto.

   OTHER SIGNIFICANT FEES. Both Global Equity and the Acquiring Fund pay additional fees in connection with their operations, including legal, auditing, transfer agent and custodial fees. See "Synopsis--Fee Table" above for the percentage of average net assets represented by such "Other Expenses."

   PURCHASES, EXCHANGES AND REDEMPTIONS. Global Equity continuously issues its shares to investors at a price equal to net asset value at the time of such issuance. Shares of Global Equity may be redeemed for cash without redemption or other charge at any time at the net asset value per share next determined. Likewise, Class D shares of the Acquiring Fund are currently offered at net asset value and such shares may be redeemed for cash without redemption or other charge. Subsequent to the Reorganization, Shareholders who continuously hold Class D shares of the Acquiring Fund may purchase additional Class D shares of the fund for the same account. The Acquiring Fund may, on sixty days' notice, redeem involuntarily, at net asset value, shares (other than shares held in an Individual Retirement Account or custodial account under Section 403(b)(7) of the Internal Revenue Code) having a value of less than $100, or such lesser amount as may be fixed by the fund's Board or, in the case of an account opened through EasyInvest (Service Mark), if after twelve months the shareholder has invested less than $1,000 in the account; Global Equity does not involuntarily redeem accounts.

   Shares of Global Equity may be exchanged only for shares of the other portfolios of Retirement Series. However, Class D shares of the Acquiring Fund may be exchanged for Class D shares of any other Morgan Stanley Dean Witter fund that offers its shares in more than one Class or any of Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust, Morgan Stanley Dean Witter Limited Term Municipal Trust, Morgan Stanley Dean Witter Short-Term Bond Fund, Morgan Stanley Dean Witter Intermediate Term U.S. Treasury Trust and five Morgan Stanley Dean Witter funds which are money market funds (collectively, the "Exchange Funds"), without the imposition of an exchange fee. Both Global Equity and the Acquiring Fund provide telephone exchange privileges to their shareholders. For greater details relating to exchange privileges applicable to the Acquiring Fund, see the section entitled "Shareholder Services--Exchange Privilege" in the Acquiring Fund's Prospectus.

   DIVIDENDS. Global Equity declares and pays all dividends from net investment income and net short-term capital gains, if any, annually. The Acquiring Fund declares dividends separately for each of its Classes and intends to pay quarterly income dividends and to distribute net short-term and net long-term capital gains, if any, at least once each year. Dividends and capital gains distributions of both Global Equity and the Acquiring Fund are automatically reinvested in additional shares at net asset value unless the shareholder elects to receive cash.

   SHAREHOLDER SERVICES. The shareholder services provided by both funds are similar. The material difference is that: shareholders of the Acquiring Fund may subscribe to EasyInvest (Service Mark), an automatic purchase plan which provides for the automatic transfer of funds from a checking or savings account to MSDW Trust for the purchase of fund shares; Global Equity does not offer this arrangement. The Acquiring Fund has a Targeted

Dividends arrangement whereby, in states where it is legally permissible, shareholders may elect to have all shares of the fund earned as a result of dividends paid in any given month redeemed as of the end of the month and invested in shares of other Morgan Stanley Dean Witter Funds, subject to certain conditions; Global Equity does not offer this arrangement. For additional information about the Acquiring Fund's shareholder services, see the section entitled "Shareholder Services" in the Acquiring Fund's Prospectus.

                             PRINCIPAL RISK FACTORS

   The net asset value of shares of Global Equity and the Acquiring Fund will fluctuate with changes in the market value of each fund's respective portfolio securities. Market value of the funds' portfolio securities will increase or decrease due to a variety of economic, market or political factors. Both Global Equity and the Acquiring Fund regularly invest in foreign securities, which present greater risks than those customarily associated with domestic securities and their markets. These risks include, among others, the political or economic stability of the issuer or of the country at issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Both funds also may invest in lower rated securities which may be considered speculative investments. The overall risks of investments in both funds are substantially similar.

   The foregoing discussion is a summary of the principal risk factors. For a more complete discussion of the risks of each fund, see "Investment Objectives and Policies--General Investment Techniques and Risk
Considerations" in the Prospectus for Retirement Series and "Investment Objective and Policies--Risk Considerations and Investment Practices" in the Acquiring Fund's Prospectus.

                               THE REORGANIZATION

THE PROPOSAL

   The Board of Trustees of Retirement Series, on behalf of Global Equity, including the Independent Trustees, having reviewed Global Equity's economic position, determined that the Reorganization is in the best interests of Global Equity and its Shareholders and that the interests of Global Equity's Shareholders will not be diluted as a result thereof, recommends approval of the Reorganization by Global Equity Shareholders.

THE BOARD'S CONSIDERATION

   At a meeting held on April 30, 1998, the Board, including all of the Independent Trustees, unanimously approved the Reorganization Agreement and determined to recommend that Shareholders of Global Equity approve the Reorganization Agreement. At a meeting on January 29, 1998, the Board made an extensive inquiry into a number of factors, particularly the comparative expenses to be incurred in the operations of Global Equity and Class D shares of the Acquiring Fund. The Board also considered other factors, including, but not limited to: the comparative investment performance and past growth in assets of Global Equity and the Acquiring Fund; the compatibility of the investment objectives, policies, restrictions and portfolios of Global Equity and the Acquiring Fund; the terms and conditions of the Reorganization which would affect the price of shares to be issued in the Reorganization; the tax-free nature of the Reorganization; and any direct or indirect costs to be incurred by Global Equity and the Acquiring Fund in connection with the Reorganization. At its meeting on April 30, 1998, the Board was informed and considered that there had been no material changes to the factors considered by it at the January 29, 1998 meeting.

   In recommending the Reorganization to Shareholders, the Board of Retirement Series, on behalf of Global Equity, considered that the Reorganization would have the following benefits for Shareholders:

   1. Once the Reorganization is consummated, the expenses which would be borne by Class D shareholders of the "combined fund" should be substantially lower on a percentage basis than the actual expenses per share of Global Equity. In part, this is because the rate of the investment management fee payable by the surviving Acquiring Fund is lower than the fees currently paid by Global Equity. Furthermore, to the extent that the Reorganization would result in Shareholders becoming shareholders of a combined larger fund, further economies of scale could be achieved since various fixed expenses (e.g., auditing and legal) can be spread over a larger number of shares. The Board noted that Global Equity's actual expense ratio, for its fiscal year ended July 31, 1997, was 1.85% (absent fee waivers); whereas, the expense ratio for Class D shares of the Acquiring Fund was 0.91% (based on the fiscal year ended March 31, 1997 and assuming Class D Fees and Expenses).

   2. The investment objectives of Global Equity and the Acquiring Fund are substantially similar. The principal reason for having two funds with substantially similar investment objectives was to address different marketing needs: Global Equity is a no-load fund and prior to July 28, 1997 (when the Acquiring Fund began offering its shares in multiple classes), the Acquiring Fund was sold with a back-end sales charge. Maintaining two separate funds for marketing purposes is no longer necessary since the Acquiring Fund has converted to a multi-class structure and, consequently, separate classes of a single fund (i.e., the Acquiring Fund) will satisfy the different marketing needs.

   3. Shareholders would have expanded exchange privileges. Rather than being able to exchange their shares of Global Equity only among the various portfolios of Retirement Series, Shareholders will be permitted to exchange their shares of the Acquiring Fund for Class D shares of any other Morgan Stanley Dean Witter Fund and any of the Exchange Funds (the exchange privilege is subject to termination or revision at any time).

   4. The Reorganization will constitute a tax-free reorganization for federal income tax purposes, and no gain or loss will be recognized by Global Equity or its Shareholders for federal income tax purposes as a result of transactions included in the Reorganization.

   The Board of Trustees of the Acquiring Fund, including a majority of such Trustees who are not "interested persons" of the Acquiring Fund, also have determined that the Reorganization is in the best interests of the Acquiring Fund and its shareholders and that the interests of existing shareholders of the Acquiring Fund will not be diluted as a result thereof. The transaction will enable the Acquiring Fund to acquire investment securities which are consistent with the Acquiring Fund's investment objective, without the brokerage costs attendant to the purchase of such securities in the market.

THE REORGANIZATION AGREEMENT

   The terms and conditions under which the Reorganization would be consummated, as summarized below, are set forth in the Reorganization Agreement. This summary is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached as Exhibit A to this Proxy Statement and Prospectus.

   The Reorganization Agreement provides that (i) Global Equity will transfer all of its assets, including portfolio securities, cash (other than cash amounts retained by Global Equity as a "Cash Reserve" in the amount sufficient to discharge its liabilities not discharged prior to the Valuation Date (as defined below) and for expenses of the liquidation), cash equivalents and receivables to the Acquiring Fund on the Closing Date in exchange for the assumption by the Acquiring Fund of Global Equity's stated liabilities, including all expenses, costs, charges and reserves, as reflected on an unaudited statement of assets and liabilities of Global Equity prepared by the Treasurer of Retirement Series as of the Valuation Date (as defined below) in accordance with generally accepted accounting principles consistently applied from the prior audited period, and the delivery of the Acquiring Fund Shares, (ii) such Acquiring Fund Shares would be distributed to the Shareholders of Global Equity on the Closing Date or as soon as practicable thereafter, (iii) Global Equity would be dissolved and
(iv) the outstanding shares of Global Equity would be canceled.

   The number of Acquiring Fund Shares to be delivered to Global Equity will be determined by dividing the value of Global Equity assets acquired by the Acquiring Fund (net of stated liabilities assumed by the Acquiring Fund) by the net asset value of an Acquiring Fund Share; these values will be calculated as of 4:00 p.m. New York City time on the third day that the New York Stock Exchange is open for business following the receipt of the requisite approval by the shareholders of Global Equity of the Reorganization Agreement or at such other time as Global Equity and the Acquiring Fund may agree (the "Valuation Date"). As an illustration, if on the Valuation Date, Global Equity were to have securities with a market value of $95,000 and cash in the amount of $10,000 (of which $5,000 was to be retained by it as the Cash Reserve), the value of the assets which would be transferred to the Acquiring Fund would be $100,000. If the net asset value per share of Class D of the Acquiring Fund were $10 per share at the close of business on the Valuation Date, the number of shares to be issued would be 10,000 ($100,000 (divided by) $10). These 10,000 Class D shares of the Acquiring Fund would be distributed to the former shareholders of Global Equity. This example is given for illustration purposes only and does not bear any relationship to the dollar amounts or shares expected to be involved in the Reorganization.

   On the Closing Date or as soon as practicable thereafter, Global Equity will distribute pro rata to its Shareholders of record as of the close of business on the Valuation Date, the Acquiring Fund Shares it receives. The Acquiring Fund will cause its transfer agent to credit and confirm an appropriate number of Acquiring Fund Shares to each Shareholder. Certificates for the Acquiring Fund Shares will be issued upon written request of a Shareholder but only for whole shares, with fractional shares credited to the name of the Shareholder on the books of the Acquiring Fund. Such Shareholders who wish certificates representing their Acquiring Fund Shares must, after receipt of their confirmations, make a written request to the Acquiring Fund's transfer agent, Morgan Stanley Dean Witter Trust FSB, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311. Shareholders holding certificates representing their shares will not be required to surrender their certificates in connection with the Reorganization. However, such Shareholders will have to surrender such certificates (or provide indemnities reasonably acceptable to the Acquiring Fund in respect of lost certificates) in order to receive certificates representing the Acquiring Fund Shares or to redeem, transfer or exchange the Acquiring Fund Shares received.

   The Closing Date will be the next business day following the Valuation Date. The consummation of the Reorganization is contingent upon the approval of the Reorganization by the shareholders of Global Equity and the receipt of the other opinions and certificates set forth in Sections 6, 7 and 8 of the Reorganization Agreement and the occurrence of the events described in those Sections, certain of which may be waived by Global Equity or the Acquiring Fund. The Reorganization Agreement may be amended in any mutually agreeable manner, except that no amendment may be made subsequent to the Meeting which would detrimentally affect the value of the shares of the Acquiring Fund to be distributed. InterCapital will bear all of the expenses associated with the Reorganization.

   The Reorganization Agreement may be terminated and the Reorganization abandoned at any time, before or after approval by Global Equity's Shareholders by mutual consent of Retirement Series, on behalf of Global Equity, and the Acquiring Fund. In addition, either party may terminate the Reorganization Agreement upon the occurrence of a material breach of the Reorganization Agreement by the other party or if, by December 31, 1998, any condition set forth in the Reorganization Agreement has not been fulfilled or waived by the party entitled to its benefits.

   Under the Reorganization Agreement, within one year after the Closing Date, Retirement Series, on behalf of Global Equity, shall: either pay or make provision for all of its liabilities and distribute any remaining amount of the Cash Reserve (after paying or making provision for such liabilities and the estimated cost of making the distribution) to former shareholders of Global Equity that received the Acquiring Fund Shares. Global Equity shall be dissolved and deregistered as an investment company promptly following the distributions of shares of the Acquiring Fund to Shareholders of record of Global Equity.

   The effect of the Reorganization is that Shareholders who vote their shares in favor of the Reorganization Agreement are electing to sell their shares of Global Equity (at net asset value on the Valuation Date calculated after subtracting the Cash Reserve) and reinvest the proceeds in the Acquiring Fund Shares at net asset value and without recognition of taxable gain or loss for federal income tax purposes. See "Tax Aspects of the Reorganization" below. As noted in "Tax Aspects of the Reorganization" below, if Global Equity recognizes net gain from the sale of securities prior to the Closing Date, such gain, to the extent not offset by capital loss carryovers, will be distributed to Shareholders prior to the Closing Date.

   Shareholders will continue to be able to redeem their shares of Global Equity at net asset value next determined after receipt of the redemption request until the close of business on the business day next preceding the Closing Date. Redemption requests received by Retirement Series, on behalf of Global Equity, thereafter will be treated as requests for redemption of shares of the Acquiring Fund.

TAX ASPECTS OF THE REORGANIZATION

   At least one but not more than 20 business days prior to the Valuation Date, Global Equity will declare and pay a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to Shareholders all of Global Equity's investment company taxable income for all periods since inception of Global Equity through and including the Valuation Date (computed without regard to any dividends paid deduction), and all of Global Equity's net capital gain, if any, realized in such periods (after reduction for any capital loss carryforward).

   The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code"). Retirement Series, on behalf of Global Equity, and the Acquiring Fund have represented that, to their best knowledge, there is no plan or intention by Shareholders to redeem, sell, exchange or otherwise dispose of a number of the Acquiring Fund Shares received in the transaction that would reduce Shareholders' ownership of the Acquiring Fund Shares to a number of shares having a value, as of the Closing Date, of less than 50% of the value of all of the formerly outstanding Global Equity shares as of the same date. Retirement Series, on behalf of Global Equity, and the Acquiring Fund have each further represented that, as of the Closing Date, Global Equity and the Acquiring Fund will qualify as regulated investment companies.

   As a condition to the Reorganization, Retirement Series, on behalf of Global Equity, and the Acquiring Fund will receive an opinion of Gordon Altman Butowsky Weitzen Shalov & Wein that, based on certain assumptions, facts, the terms of the Reorganization Agreement and additional representations set forth in the Reorganization Agreement or provided by Retirement Series, on behalf of Global Equity, and the Acquiring Fund:

   1. The transfer of substantially all of Global Equity's assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain stated liabilities of Global Equity followed by the distribution by Global Equity of the Acquiring Fund Shares to Shareholders in exchange for their Global Equity shares will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and Global Equity and the Acquiring Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

   2. No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of Global Equity solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the stated liabilities of Global Equity;

   3. No gain or loss will be recognized by Global Equity upon the transfer of the assets of Global Equity to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the stated liabilities or upon the distribution of the Acquiring Fund Shares to Shareholders in exchange for their Global Equity shares;

   4. No gain or loss will be recognized by Shareholders upon the exchange of the shares of Global Equity for the Acquiring Fund Shares;

   5. The aggregate tax basis for the Acquiring Fund Shares received by each of the Shareholders pursuant to the reorganization will be the same as the aggregate tax basis of the shares in Global Equity held by each such Shareholder immediately prior to the reorganization;

   6. The holding period of the Acquiring Fund Shares to be received by each Shareholder will include the period during which the shares in Global Equity surrendered in exchange therefor were held (provided such shares in Global Equity were held as capital assets on the date of the Reorganization);

   7. The tax basis of the assets of Global Equity acquired by the Acquiring Fund will be the same as the tax basis of such assets to Global Equity immediately prior to the Reorganization; and

   8. The holding period of the assets of Global Equity in the hands of the Acquiring Fund will include the period during which those assets were held by Global Equity.

   SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISORS REGARDING THE EFFECT, IF ANY, OF THE PROPOSED TRANSACTION IN LIGHT OF THEIR INDIVIDUAL CIRCUMSTANCES. BECAUSE THE FOREGOING DISCUSSION ONLY RELATES TO THE FEDERAL INCOME TAX CONSEQUENCES OF THE PROPOSED TRANSACTION, SHAREHOLDERS SHOULD ALSO CONSULT THEIR TAX ADVISORS AS TO STATE AND LOCAL TAX CONSEQUENCES, IF ANY, OF THE PROPOSED TRANSACTION.

DESCRIPTION OF SHARES

   Class D Shares of the Acquiring Fund to be issued pursuant to the Reorganization Agreement will, when issued, be fully paid and non-assessable by the Acquiring Fund and transferable without restrictions and will have no preemptive rights. As stated above, Class D shares of the Acquiring Fund are not subject to any sales charge on purchase or redemption or any 12b-1 fee.

CAPITALIZATION TABLE (UNAUDITED)

   The following table sets forth the capitalization of the Acquiring Fund and Global Equity as of March 31, 1998 and on a pro forma combined basis as if the Reorganization had occurred on that date:

                                                                              NET ASSET
                                                                   SHARES        VALUE
                                                  NET ASSETS     OUTSTANDING   PER SHARE
                                                -------------- -------------  -----------
Global Equity.................................. $   18,538,103    1,303,925     $14.22
Acquiring Fund:
 (Class A) .................................... $   13,026,556      902,667     $14.43
 (Class B) .................................... $3,811,634,236  263,945,527     $14.44
 (Class C) .................................... $    9,711,071      673,527     $14.42
 (Class D)..................................... $   20,031,882    1,387,379     $14.44
Total Acquiring Fund (Class A - D)............. $3,854,403,745           --         --
Combined Fund (pro forma):
 (Class A) .................................... $   13,026,556      902,667     $14.43
 (Class B) .................................... $3,811,634,236  263,945,527     $14.44
 (Class C) .................................... $    9,711,071      673,527     $14.42
 (Class D)..................................... $   38,569,985    2,671,181     $14.44
Total Combined Fund (pro forma)(Class A - D) .. $3,872,941,848           --         --

APPRAISAL RIGHTS

   Shareholders will have no appraisal rights in connection with the Reorganization.

         COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

INVESTMENT OBJECTIVES AND POLICIES

   The Acquiring Fund and Global Equity have similar investment objectives. The Acquiring Fund has an investment objective to provide reasonable current income and long-term growth of income and capital. Similarly, Global Equity has an investment objective to seek to obtain total return on its assets primarily through long-term capital growth and to a lesser extent from income. The Acquiring Fund invests at least 65% of its total assets in dividend paying equity securities issued by issuers located in various countries around the world. Global Equity has an identical policy, except that it is somewhat broader in that 65% of the fund's assets may be invested in all types of global equities, and not dividend paying securities exclusively. Notwithstanding this, Global Equity generally invests in companies with a record of paying dividends and potential for increasing dividends.

   In addition, the Acquiring Fund may invest up to 35% of its total assets in: (a) convertible debt securities, convertible preferred securities, U.S. Government securities (securities issued or guaranteed as to principal and interest by the United States or its agencies and instrumentalities), fixed-income securities issued by foreign governments and international organizations, investment grade (Baa or higher by Moody's Investors Service Inc. or BBB or higher by Standard & Poor's Corporation) corporate debt securities and/or money market instruments when, in the opinion of the Investment Manager, the projected total return on such securities is equal to or greater than the expected total return on equity securities or when such holdings might be expected to reduce the volatility of the portfolio; or (b) in money market instruments under any one or more of the following circumstances: (i) pending investment of proceeds of sale of the fund's shares or of portfolio securities; (ii) pending settlement of purchases of portfolio securities; or (iii) to maintain liquidity for the purpose of meeting anticipated redemptions. There are no minimum rating or quality requirements with respect to convertible securities in which the fund may invest and, thus, all or some of such securities may be below investment grade. Global Equity does not have any of the foregoing limitations as to the remaining 35% (as to total assets) of its portfolio.

   With respect to option transactions, the Acquiring Fund may purchase call and put positions in amounts equaling up to 5% of its total assets. By contrast, Global Equity has a 10% overall limit on option purchases. Both funds may also write covered options, however, only Global Equity has a limit applicable to writing covered puts, that the aggregate value of the obligations underlying the puts will not exceed 50% of the fund's net assets.

   Global Equity may invest in warrants attached to other securities and up to 5% of its total assets in warrants not attached to other securities. The Acquiring Fund has no limitations on investments in warrants.

   Finally, the Acquiring Fund will not lend its portfolio securities if such loans have a value of more than 25% of its total assets; whereas, Global Equity is subject to a similar limitation prohibiting it from lending more than 10% of its total assets.

   The investment policies of both the Acquiring Fund and Global Equity are not fundamental and may be changed by their respective Boards. The foregoing discussion is a summary of the principal differences and similarities between the investment policies of the funds. For a more complete discussion of each fund's policies, see "Investment Objective and Policies" in each fund's respective Prospectus and "Investment Practices and Policies" in each fund's respective Statement of Additional Information.

INVESTMENT RESTRICTIONS

   The investment restrictions adopted by Global Equity and the Acquiring Fund as fundamental are substantially similar and are summarized under the caption "Investment Restrictions" in their respective

Prospectuses and Statements of Additional Information. A fundamental investment restriction cannot be changed without the vote of the majority of the outstanding voting securities of a fund as defined in the 1940 Act. The material differences are identified below.

   Notwithstanding any other investment policy or restriction, the Acquiring Fund reserves the right to seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as those of the Acquiring Fund; Global Equity does not have this investment flexibility.

   In addition, Global Equity has a fundamental restriction that it may not invest in securities of any issuer if, to the knowledge of such fund, any officer or director of the fund or of the Investment Manager, owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer; whereas, the Acquiring Fund has no such limitation.

   For a more complete discussion of each fund's investment restrictions see "Investment Restrictions" in each fund's respective Prospectus and Statement of Additional Information.

                   ADDITIONAL INFORMATION ABOUT GLOBAL EQUITY
                             AND THE ACQUIRING FUND

GENERAL

   For a discussion of the organization and operation of the Acquiring Fund and Global Equity, see "The Fund and its Management," "Investment Objective and Policies," "Investment Restrictions" and "Prospectus Summary" in their respective Prospectuses.

FINANCIAL INFORMATION

   For certain financial information about the Acquiring Fund and Global Equity, see "Financial Highlights" and "Performance Information" in their respective Prospectuses.

MANAGEMENT

   For information about the Acquiring Fund's and Global Equity's Board of Trustees, the Investment Manager and the Distributor, see "The Fund and its Management" and "Investment Objective and Policies" in their respective Prospectuses.

DESCRIPTION OF SECURITIES AND SHAREHOLDER INQUIRIES

   For a description of the nature and most significant attributes of shares of Global Equity and the Acquiring Fund, and information regarding shareholder inquiries, see "Additional Information" in their respective Prospectuses.

DIVIDENDS, DISTRIBUTIONS AND TAXES

   For a discussion of the Acquiring Fund's and Global Equity's policies with respect to dividends, distributions and taxes, see "Dividends, Distributions and Taxes" in their respective Prospectuses as well as the discussion herein under "Synopsis--Dividends", "Synopsis--Investment Management and
Distribution-Related Fees" and "Tax Aspects of the Reorganization".

PURCHASES, REPURCHASES AND REDEMPTIONS

   For a discussion of how the Acquiring Fund's and Global Equity's shares may be purchased, repurchased and redeemed, see "Purchase of Fund Shares," "Shareholder Services" and "Redemptions and Repurchases" in their respective Prospectuses.

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

   For a discussion of the Acquiring Fund's performance, see management's letter to shareholders in its Annual Report for its fiscal year ended March 31, 1998, accompanying this Proxy Statement and Prospectus. For a discussion of Global Equity's performance, see its Annual Report for its fiscal year ended July 31, 1997 and its unaudited Semi-Annual Report for the six-month period ended January 31, 1998.

                        FINANCIAL STATEMENTS AND EXPERTS

   The financial statements of the Acquiring Fund and Global Equity as of March 31, 1998 and July 31, 1997, respectively, which are incorporated by reference in the Statement of Additional Information relating to the Registration Statement on Form N-14 of which this Proxy Statement and Prospectus forms a part, have been audited by Price Waterhouse LLP, independent accountants, for the periods indicated in its respective reports thereon. Such financial statements have been incorporated by reference in reliance upon such reports given upon the authority of Price Waterhouse LLP as experts in accounting and auditing.

                                 LEGAL MATTERS

   Certain legal matters concerning the issuance of shares of the Acquiring Fund will be passed upon by Gordon Altman Butowsky Weitzen Shalov & Wein, New York, New York. Such firm will rely on Lane Altman & Owens LLP as to matters of Massachusetts law.

                             AVAILABLE INFORMATION

   Additional information about the Acquiring Fund and Global Equity is available, as applicable, in the following documents which are incorporated herein by reference: (i) the Acquiring Fund's Prospectus dated June 23, 1998, attached to this Proxy Statement and Prospectus, which Prospectus forms a part of Post-Effective Amendment No. 7 to the Acquiring Fund's Registration Statement on Form N-1A (File Nos. 33-59004; 811-7458); (ii) the Acquiring Fund's Annual Report for its fiscal year ended March 31, 1998, accompanying this Proxy Statement and Prospectus; (iii) the Prospectus for Retirement Series dated October 31, 1997, which Prospectus forms a part of Post-Effective Amendment No. 6 to the Registration Statement for Retirement Series on Form N-1A (File Nos. 33-48172; 811-6682); and (iv) the Annual Report for Retirement Series for the fiscal year ended July 31, 1997 and its unaudited Semi-Annual Report for the six-month period ended January 31, 1998. The foregoing documents may be obtained without charge by calling Adrienne Ryan-Pinto at Morgan Stanley Dean Witter Trust FSB at (800) 869-NEWS.

   Global Equity and the Acquiring Fund are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports and other information with the Commission. Proxy material, reports and other information about Global Equity and the Acquiring Fund which are of public record can be inspected and copied at public reference facilities maintained by the Commission at Room 1204, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549 and certain of its regional offices, and copies of such materials can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549.

                                 OTHER BUSINESS

   Management of Global Equity knows of no business other than the matters specified above which will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote this proxy in accordance with their judgment on such matters.

                                             By Order of the Board of Trustees,


                                             BARRY FINK,
                                              Secretary
June 30, 1998

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                                                                     EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

   THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of this 30th day of April, 1998, by and between DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES, a Massachusetts business trust (the "Acquiring Fund") and DEAN WITTER RETIREMENT SERIES, a Massachusetts business trust ("Retirement Series"), on behalf of its series, GLOBAL EQUITY SERIES ("Global Equity").

   This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of Treas. Reg. 1.368-2(g), for a reorganization under Section 368(a) (1) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization ("Reorganization") will consist of the transfer to the Acquiring Fund of substantially all of the assets of Global Equity in exchange for the assumption by the Acquiring Fund of all stated liabilities of Global Equity and the issuance by the Acquiring Fund of Class D shares of common stock (the "Acquiring Fund Shares"), to be distributed, after the Closing Date hereinafter referred to, to the shareholders of Global Equity in liquidation of Global Equity as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

   In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. THE REORGANIZATION AND LIQUIDATION OF GLOBAL EQUITY

   1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, Global Equity agrees to assign, deliver and otherwise transfer the Global Equity Assets (as defined in paragraph 1.2) to the Acquiring Fund and the Acquiring Fund agrees in exchange therefor to assume all of Global Equity's stated liabilities on the Closing Date as set forth in paragraph 1.3(a) and to deliver to Global Equity the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined by dividing the value of the Global Equity Assets, net of such stated liabilities, computed as of the Valuation Date (as defined in paragraph 2.1) in the manner set forth in paragraph 2.1, by the net asset value of an Acquiring Fund Share, computed at the time and date and in the manner set forth in paragraph 2.2. Such transactions shall take place at the closing provided for in paragraph 3.1 ("Closing").

   1.2 (a) The "Global Equity Assets" shall consist of all property, including without limitation, all cash (other than the "Cash Reserve" (as defined in paragraph 1.3(b)), cash equivalents, securities and dividend and interest receivables owned by Global Equity, and any deferred or prepaid expenses shown as an asset on Global Equity's books on the Valuation Date.

   (b) On or prior to the Valuation Date, Retirement Series will provide the Acquiring Fund with a list of all of Global Equity's assets to be assigned, delivered and otherwise transferred to the Acquiring Fund and of the stated liabilities to be assumed by the Acquiring Fund pursuant to this Agreement. Global Equity reserves the right to sell any of the securities on such list but will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest and in amounts agreed to in writing by the Acquiring Fund. The Acquiring Fund will, within a reasonable time prior to the Valuation Date, furnish Global Equity with a statement of the Acquiring Fund's investment objectives, policies and restrictions and a list of the securities, if any, on the list referred to in the first sentence of this paragraph that do not conform to the Acquiring Fund's investment objective, policies and restrictions. In the event that Global Equity holds any investments that the Acquiring Fund is not permitted to hold, Global Equity will dispose of such securities on or prior to the Valuation Date. In addition, if it is determined that the portfolios of Global Equity and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, Global Equity, if requested by the Acquiring Fund will, on or prior to the Valuation Date, dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date (as defined in paragraph 3.1).

   1.3 (a) Global Equity will endeavor to discharge all of its liabilities and obligations on or prior to the Valuation Date. The Acquiring Fund will assume all stated liabilities, which includes, without limitation, all expenses, costs, charges and reserves reflected on an unaudited Statement of Assets and Liabilities of Global Equity prepared by the Treasurer of Global Equity as of the Valuation Date in accordance with generally accepted accounting principles consistently applied from the prior audited period.

   (b) On the Valuation Date, Global Equity may establish a cash reserve, which shall not exceed 5% of Global Equity's net assets as of the close of business on the Valuation Date ("Cash Reserve") to be retained by Global Equity and used for the payment of its liabilities not discharged prior to the Valuation Date and for the expenses of liquidation.

   1.4 In order for Global Equity to comply with Section 852(a)(1) of the Code and to avoid having any investment company taxable income or net capital gain (as defined in Sections 852(b)(2) and 1222(11) of the Code, respectively) in the short taxable year ending with its liquidation, Global Equity will on or before the Valuation Date (a) declare a dividend in an amount large enough so that it will have declared dividends of all of its investment company taxable income and net capital gain, if any, for such taxable year (determined without regard to any deduction for dividends paid) and (b) distribute such dividend.

   1.5 On the Closing Date or as soon as practicable thereafter, Global Equity will distribute the Acquiring Fund Shares received by Global Equity pursuant to paragraph 1.1 pro rata to its shareholders of record determined as of the close of business on the Valuation Date ("Global Equity Shareholders"). Such distribution will be accomplished by an instruction, signed by the Secretary of Retirement Series, to transfer the Acquiring Fund Shares then credited to Global Equity's account on the books of the Acquiring Fund to open accounts on the books of the Acquiring Fund in the names of the Global Equity Shareholders and representing the respective pro rata number of Acquiring Fund Shares due such Global Equity Shareholders. All issued and outstanding shares of Global Equity simultaneously will be canceled on Global Equity's books; however, share certificates representing interests in Global Equity will represent a number of the Acquiring Fund Shares after the Closing Date as determined in accordance with paragraph 2.3. The Acquiring Fund will issue certificates representing the Acquiring Fund Shares in connection with such exchange only upon the written request of a Global Equity Shareholder.

   1.6 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. The Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund's current Prospectus and Statement of Additional Information.

   1.7 Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund Shares on Global Equity's books as of the close of business on the Valuation Date shall, as a condition of such issuance and transfer, be paid by the person to whom the Acquiring Fund Shares are to be issued and transferred.

   1.8 Any reporting responsibility of Retirement Series, on behalf of Global Equity, is and shall remain the responsibility of Retirement Series up to and including the date on which Retirement Series is dissolved and deregistered pursuant to paragraph 1.9.

   1.9 Within one year after the Closing Date, Global Equity shall pay or make provision for the payment of all its liabilities and taxes, and distribute to the shareholders of Global Equity as of the close of business on the Valuation Date any remaining amount of the Cash Reserve (as reduced by the estimated cost of distributing it to shareholders). Global Equity shall be liquidated and Retirement Series shall be dissolved as a Massachusetts business trust and deregistered as an investment company under the Investment Company Act of 1940, as amended ("1940 Act"), promptly following the making of all distributions pursuant to paragraph 1.5 and the reorganization or liquidation of each of its portfolios.

   1.10 Copies of all books and records maintained on behalf of Global Equity in connection with its obligations under the 1940 Act, the Code, state blue sky laws or otherwise in connection with this Agreement will promptly after the Closing be delivered to officers of the Acquiring Fund or their designee and the Acquiring Fund or its designee shall comply with applicable record retention requirements to which Global Equity is subject under the 1940 Act.

2. VALUATION

   2.1 The value of the Global Equity Assets shall be the value of such assets computed as of 4:00 p.m. New York City time on the third day that the New York Stock Exchange is open for business following the receipt of the requisite approval by shareholders of Global Equity of this Agreement or at such time on such earlier or later date after such approval as may be mutually agreed upon in writing (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquiring Fund's then current Prospectus and Statement of Additional Information.

   2.2 The net asset value of an Acquiring Fund Share shall be the net asset value per share computed on the Valuation Date, using the valuation procedures set forth in the Acquiring Fund's then current Prospectus and Statement of Additional Information.

   2.3 The number of the Acquiring Fund Shares (including fractional shares, if any) to be issued hereunder shall be determined by dividing the value of the Global Equity Assets, net of the liabilities of Global Equity assumed by the Acquiring Fund pursuant to paragraph 1.1, determined in accordance with paragraph 2.1, by the net asset value of an Acquiring Fund Share determined in accordance with paragraph 2.2.

   2.4 All computations of value shall be made by Dean Witter Services Company Inc. ("Services") in accordance with its regular practice in pricing the Acquiring Fund. The Acquiring Fund shall cause Services to deliver a copy of its valuation report at the Closing.

3. CLOSING AND CLOSING DATE

   3.1 The Closing shall take place on the next business day following the Valuation Date (the "Closing Date"). The Closing shall be held as of 9:00 a.m. Eastern time, or at such other time as the parties may agree. The Closing shall be held in a location mutually agreeable to the parties hereto. All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m. Eastern time on the Closing Date unless otherwise provided.

   3.2 Portfolio securities held by Global Equity and represented by a certificate or other written instrument shall be presented by it or on its behalf to The Bank of New York (the "Custodian"), as custodian for the Acquiring Fund, for examination no later than five business days preceding the Valuation Date. Such portfolio securities (together with any cash or other assets) shall be delivered by Global Equity to the Custodian for the account of the Acquiring Fund on or before the Closing Date in conformity with applicable custody provisions under the 1940 Act and duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers. The portfolio securities shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price of such stamps.

Portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) shall be delivered on or before the Closing Date by book-entry in accordance with customary practices of such depository and the Custodian. The cash delivered shall be in the form of a Federal Funds wire, payable to the order of "The Bank of New York, Custodian for Dean Witter Global Dividend Growth Securities".

   3.3 In the event that on the Valuation Date, (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or
(b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of both the Acquiring Fund and Global Equity, accurate appraisal of the value of the net assets of the Acquiring Fund or the Global Equity Assets is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored.

   3.4 If requested, Retirement Series shall deliver to the Acquiring Fund or its designee (a) at the Closing, a list, certified by its Secretary, of the names, addresses and taxpayer identification numbers of the Global Equity Shareholders and the number and percentage ownership of outstanding Global Equity shares owned by each such Global Equity Shareholder, all as of the Valuation Date, and (b) as soon as practicable after the Closing, all original documentation (including Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Global Equity Shareholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. The Acquiring Fund shall issue and deliver to such Secretary a confirmation evidencing delivery of the Acquiring Fund Shares to be credited on the Closing Date to Global Equity or provide evidence satisfactory to Global Equity that such Acquiring Fund Shares have been credited to Global Equity's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

4. COVENANTS OF THE ACQUIRING FUND AND GLOBAL EQUITY

   4.1 Except as otherwise expressly provided herein with respect to Global Equity, the Acquiring Fund and Global Equity each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and other distributions.

   4.2 The Acquiring Fund will prepare and file with the Securities and Exchange Commission ("Commission") a registration statement on Form N-14 under the Securities Act of 1933, as amended ("1933 Act"), relating to the Acquiring Fund Shares ("Registration Statement"). Retirement Series will provide the Acquiring Fund with the Proxy Materials as described in paragraph
4.3 below, for inclusion in the Registration Statement. Retirement Series will further provide the Acquiring Fund with such other information and documents relating to Global Equity as are reasonably necessary for the preparation of the Registration Statement.

   4.3 Retirement Series will call a meeting of the Global Equity shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein. Retirement Series will prepare the notice of meeting, form of proxy and proxy statement (collectively, "Proxy Materials") to be used in connection with such meeting; provided that the Acquiring Fund will furnish Retirement Series with its currently effective prospectus for inclusion in the Proxy Materials and with such other information relating to the Acquiring Fund as is reasonably necessary for the preparation of the Proxy Materials.

   4.4 Retirement Series will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of Global Equity shares.

   4.5 Subject to the provisions of this Agreement, the Acquiring Fund and Retirement Series, on behalf of Global Equity, will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

   4.6 Retirement Series shall furnish or cause to be furnished to the Acquiring Fund within 30 days after the Closing Date a statement of Global Equity's assets and liabilities as of the Closing Date, which statement shall be certified by the Treasurer of Retirement Series and shall be in accordance with generally accepted accounting principles consistently applied. As promptly as practicable, but in any case within 60 days after the Closing Date, Global Equity shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement certified by the Treasurer of Retirement Series of Global Equity's earnings and profits for federal income tax purposes that will be carried over to the Acquiring Fund pursuant to Section 381 of the Code.

   4.7 As soon after the Closing Date as is reasonably practicable, Retirement Series (a) shall prepare and file all federal and other tax returns and reports on behalf of Global Equity required by law to be filed with respect to all periods ending on or before the Closing Date but not theretofore filed and (b) shall pay all federal and other taxes shown as due thereon and/or all federal and other taxes that were unpaid as of the Closing Date, including without limitation, all taxes for which the provision for payment was made as of the Closing Date (as represented in paragraph 5.2(k)).

   4.8 The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act and to make such filings required by the state Blue Sky and securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5. REPRESENTATIONS AND WARRANTIES

   5.1 The Acquiring Fund represents and warrants to Retirement Series, on behalf of Global Equity, as follows:

     (a) The Acquiring Fund is a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

     (b) The Acquiring Fund is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

     (c) All of the issued and outstanding shares of the Acquiring Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. Shares of the Acquiring Fund are registered in all jurisdictions in which they are required to be registered under state securities laws and other laws, and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and the Acquiring Fund is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

     (d) The current Prospectus and Statement of Additional Information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (e) The Acquiring Fund is not in, and the execution, delivery and performance of this Agreement will not result in a, material violation of any provision of the Acquiring Fund's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound;

     (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and the Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely effect, its business or its ability to consummate the transactions herein contemplated;

     (g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights as of March 31, 1998, and for the year then ended, of the Acquiring Fund certified by Price Waterhouse LLP (copies of which have been furnished to Global Equity), fairly present, in all materials respects, the Acquiring Fund's financial condition as of such date in accordance with generally accepted accounting principles, and its results of such operations, changes in its net assets and financial highlights for such period, and as of such date there were no known liabilities of the Acquiring Fund (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

     (h) All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Additional Information" in the Acquiring Fund's current Prospectus incorporated by reference in the Registration Statement. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares;

     (i) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with the Acquiring Fund's performance of this Agreement;

     (j) The Acquiring Fund Shares to be issued and delivered to Retirement Series, for the account of the Global Equity Shareholders, pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Additional Information" in the Acquiring Fund's current Prospectus incorporated by reference in the Registration Statement;

     (k) All material Federal and other tax returns and reports of the Acquiring Fund required by law to be filed on or before the Closing Date have been filed and are correct, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of the Acquiring Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

     (l) For each taxable year since its inception, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of the Acquiring Fund to continue to meet the requirements of Subchapter M of the Code;

     (m) Since March 31, 1998 there has been no change by the Acquiring Fund in accounting methods, principles, or practices, including those required by generally accepted accounting principles;

     (n) The information furnished or to be furnished by the Acquiring Fund for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

     (o) The Proxy Materials to be included in the Registration Statement (only insofar as they relate to the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

   5.2 Retirement Series, on behalf of Global Equity, represents and warrants to the Acquiring Fund as follows:

     (a) Retirement Series is a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

     (b) Retirement Series is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

     (c) All of the issued and outstanding shares of beneficial interest of Global Equity have been offered and sold in compliance in all material respects with applicable requirements of the 1933 Act and state securities laws. Shares of Global Equity are registered in all jurisdictions in which they are required to be registered and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Retirement Series is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

     (d) The current Prospectus and Statement of Additional Information of Retirement Series conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (e) Retirement Series is not, and the execution, delivery and performance of this Agreement will not result, in a material violation of any provision of the Declaration of Trust or By-Laws of Retirement Series or of any agreement, indenture, instrument, contract, lease or other undertaking to which Retirement Series is a party or by which it is bound;

     (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Global Equity or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Retirement Series knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely effect, its business or its ability to consummate the transactions herein contemplated;

     (g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights of Retirement Series as of July 31, 1997 and for the year then ended, certified by Price Waterhouse LLP (copies of which have been or will be furnished to the Acquiring Fund) fairly present, in all material respects, Global Equity's financial condition as of such date, and its results of operations, changes in its net assets and financial highlights for such period in accordance with generally accepted accounting principles, and as of such date there were no known liabilities of Global Equity (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

     (h) Retirement Series has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date;

     (i) All issued and outstanding shares of Global Equity are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Additional Information" in Global Equity's current Prospectus incorporated by reference in the Registration Statement. Global Equity does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible to any of its shares. All such shares will, at the time of Closing, be held by the persons and in the amounts set forth in the list of shareholders submitted to the Acquiring Fund pursuant to paragraph 3.4;

     (j) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of Retirement Series, and subject to the approval of Global Equity's shareholders, this Agreement constitutes a valid and binding obligation of Retirement Series, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with the performance of this Agreement by Retirement Series, on behalf of Global Equity;

     (k) All material federal and other tax returns and reports of Global Equity required by law to be filed on or before the Closing Date shall have been filed and are correct and all Federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of Global Equity's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

     (l) For each taxable year since its inception, Global Equity has met all the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of Global Equity to continue to meet the requirements of Subchapter M of the Code;

     (m) At the Closing Date, Retirement Series will have good and valid title to the Global Equity Assets, subject to no liens (other than the obligation, if any, to pay the purchase price of portfolio securities purchased by Global Equity which have not settled prior to the Closing
    Date), security interests or other encumbrances, and full right, power and authority to assign, deliver and otherwise transfer such assets hereunder, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including any restrictions as might arise under the 1933 Act;

     (n) On the effective date of the Registration Statement, at the time of the meeting of Global Equity's shareholders and on the Closing Date, the Proxy Materials (exclusive of the currently effective Acquiring Fund's Prospectus contained therein) will (i) comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and the regulations thereunder and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Any other information furnished by Retirement Series for use in the Registration Statement or in any other manner that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with applicable federal securities and other laws and regulations thereunder;

     (o) Global Equity will, on or prior to the Valuation Date, declare one or more dividends or other distributions to shareholders that, together with all previous dividends and other distributions to shareholders, shall have the effect of distributing to the shareholders all of its investment company taxable income and net capital gain, if any, through the Valuation Date (computed without regard to any deduction for dividends paid);

     (p) Retirement Series has maintained or has caused to be maintained on its behalf all books and accounts as required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and the Rules thereunder; and

     (q) Global Equity is not acquiring the Acquiring Fund Shares to be issued hereunder for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF GLOBAL EQUITY

   The obligations of Retirement Series to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

   6.1 All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

   6.2 The Acquiring Fund shall have delivered to Global Equity a certificate of its President and Treasurer, in a form reasonably satisfactory to Retirement Series and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Retirement Series shall reasonably request;

   6.3 Global Equity shall have received a favorable opinion from Gordon Altman Butowsky Weitzen Shalov & Wein, counsel to the Acquiring Fund, dated as of the Closing Date, to the effect that:

     (a) The Acquiring Fund is a validly existing Massachusetts business trust, and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) the Acquiring Fund is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by the Acquiring Fund and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and regulations thereunder and assuming due authorization, execution and delivery of this Agreement by Strategist, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles; (d) the Acquiring Fund Shares to be issued to Global Equity Shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued and outstanding and fully paid and non-assessable (except as set forth under the caption "Additional Information" in the Acquiring Fund's Prospectus), and no shareholder of the Acquiring Fund has any preemptive rights to subscription or purchase in respect thereof (Massachusetts counsel may be relied upon in delivering such opinion); (e) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Acquiring Fund's Declaration of Trust or By-Laws; and (f) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

   6.4 As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions nor any increase in the investment management fees or annual fees payable pursuant to the Acquiring Fund's 12b-1 plan of distribution from those described in the Acquiring Fund's then current Prospectus and Statement of Additional Information.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

   The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by Retirement Series of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

   7.1 All representations and warranties of Retirement Series contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

   7.2 Retirement Series shall have delivered to the Acquiring Fund at the Closing a certificate of its President and its Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of Retirement Series made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request;

   7.3 Retirement Series shall have delivered to the Acquiring Fund a statement of the Global Equity Assets and its liabilities, together with a list of Global Equity's portfolio securities and other assets showing the respective adjusted bases and holding periods thereof for income tax purposes, as of the Closing Date, certified by the Treasurer of Retirement Series;

   7.4 Retirement Series shall have delivered to the Acquiring Fund within three business days after the Closing a letter from Price Waterhouse LLP dated as of the Closing Date stating that (a) such firm has performed a limited review of the federal and state income tax returns of Retirement Series for each of the last three taxable years and, based on such limited review, nothing came to their attention that caused them to believe that such returns did not properly reflect, in all material respects, the federal and state income tax liabilities of Global Equity for the periods covered thereby, (b) for the period from July 31, 1997 to and including the Closing Date, such firm has performed a limited review (based on unaudited financial data) to ascertain the amount of applicable federal, state and local taxes and has determined that same either have been paid or reserves have been established for payment of such taxes, and, based on such limited review, nothing came to their attention that caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all materials respects for the satisfaction of all federal, state and local tax liabilities for the period from July 31, 1997 to and including the Closing Date and (c) based on such limited reviews, nothing came to their attention that caused them to believe that Global Equity would not qualify as a regulated investment company for federal income tax purposes for any such year or period;

   7.5 The Acquiring Fund shall have received at the Closing a favorable opinion from Gordon Altman Butowsky Weitzen Shalov & Wein, counsel to Retirement Series, dated as of the Closing Date to the effect that:

     (a) Retirement Series is a validly existing Massachusetts business trust and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) Retirement Series is a duly registered, open-end, management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by Retirement Series and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and the regulations thereunder and assuming due authorization, execution and delivery of this Agreement by the Acquiring Fund, is a valid and binding obligation of Retirement Series enforceable against Retirement Series in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Declaration of Trust or By-Laws of Retirement Series; and (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by Retirement Series of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

   7.6 On the Closing Date, the Strategist Assets shall include no assets that the Acquiring Fund, by reason of limitations of the fund's Declaration of Trust or otherwise, may not properly acquire.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND GLOBAL EQUITY

   The obligations of Retirement Series and the Acquiring Fund hereunder are each subject to the further conditions that on or before the Closing Date:

   8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of Global Equity in accordance with the provisions of the Declaration of Trust of Retirement Series, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund;

   8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

   8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including "no-action" positions of and exemptive orders from such federal and state authorities) deemed necessary by the Acquiring Fund or Retirement Series to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve risk of a material adverse effect on the assets or properties of the Acquiring Fund or Global Equity;

   8.4 The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

   8.5 Global Equity shall have declared and paid a dividend or dividends and/or other distribution or distributions that, together with all previous such dividends or distributions, shall have the effect of distributing to the Global Equity Shareholders all of Global Equity's investment company taxable income (computed without regard to any deduction for dividends paid) and all of its net capital gain (after reduction for any capital loss carry-forward and computed without regard to any deduction for dividends paid) for all taxable years ending on or before the Closing Date; and

   8.6 The parties shall have received a favorable opinion of the law firm of Gordon Altman Butowsky Weitzen Shalov & Wein (based on such representations as such law firm shall reasonably request), addressed to the Acquiring Fund and Global Equity, which opinion may be relied upon by the shareholders of Global Equity, substantially to the effect that, for federal income tax purposes:

     (a) The transfer of substantially all of Global Equity's assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain stated liabilities of Global Equity followed by the distribution by Global Equity of the Acquiring Fund Shares to the Global Equity Shareholders in exchange for their Global Equity shares will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and Global Equity and the Acquiring Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

     (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of Global Equity solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the stated liabilities of Global Equity;

     (c) No gain or loss will be recognized by Global Equity upon the transfer of the assets of Global Equity to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the stated liabilities or upon the distribution of the Acquiring Fund Shares to the Global Equity Shareholders in exchange for their Global Equity shares;

     (d) No gain or loss will be recognized by the Global Equity Shareholders upon the exchange of the Global Equity shares for the Acquiring Fund Shares;

     (e) The aggregate tax basis for the Acquiring Fund Shares received by each Global Equity Shareholder pursuant to the reorganization will be the same as the aggregate tax basis of the Global Equity Shares held by each such Global Equity Shareholder immediately prior to the Reorganization;

     (f) The holding period of the Acquiring Fund Shares to be received by each Global Equity Shareholder will include the period during which the Global Equity Shares surrendered in exchange therefor were held (provided such Global Equity Shares were held as capital assets on the date of the Reorganization);

     (g) The tax basis of the assets of Global Equity acquired by the Acquiring Fund will be the same as the tax basis of such assets to Global Equity immediately prior to the Reorganization; and

     (h) The holding period of the assets of Global Equity in the hands of the Acquiring Fund will include the period during which those assets were held by Global Equity.

   Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor Global Equity may waive the conditions set forth in this paragraph 8.6.

9. FEES AND EXPENSES

   9.1 (a) Dean Witter InterCapital Inc. ("InterCapital"), the investment manager to both Global Equity and the Acquiring Fund, shall bear all expenses incurred in connection with the carrying out of the provisions of this Agreement, including legal, accounting, Commission registration fees and Blue Sky expenses, printing, filing and portfolio transfer taxes (if any) incurred in connection with the consummation of the transactions contemplated herein.

   (b) In the event the transactions contemplated herein are not consummated by reason of the Acquiring Fund's or Global Equity's being either unwilling or unable to go forward, the funds' only respective obligations hereunder shall be to reimburse InterCapital for all reasonable out-of-pocket fees and expenses incurred by InterCapital in connection with those transactions.

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

   10.1 This Agreement constitutes the entire agreement between the parties.

   10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated herein, except that the representations, warranties and covenants of Retirement Series hereunder shall not survive the complete liquidation of Global Equity in accordance with Section 1.9.

11. TERMINATION

   11.1 This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing:

     (a) by the mutual written consent of Retirement Series, on behalf of Global Equity, and the Acquiring Fund;

     (b) by either the Acquiring Fund or Retirement Series, on behalf of Global Equity, by notice to the other, without liability to the terminating party on account of such termination (providing the termination party is not otherwise in material default or breach of this Agreement) if the Closing shall not have occurred on or before December 31, 1998; or

     (c) by either the Acquiring Fund or Retirement Series, on behalf of Global Equity, in writing without liability to the terminating party on account of such termination (provided the terminating party is not otherwise in material default or breach of this Agreement), if (i) the other party shall fail to perform in any material respect its agreements contained herein required to be performed on or prior to the Closing Date,
    (ii) the other party materially breaches any of its representations, warranties or covenants contained herein, (iii) the Global Equity shareholders fail to approve this Agreement at any meeting called for such purpose at which a quorum was present or (iv) any other condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

   11.2 (a) Termination of this Agreement pursuant to paragraphs 11.1 (a) or
(b) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of the Acquiring Fund or Retirement Series or the trustees or officers of the Acquiring Fund or Retirement Series, to any other party or its trustees or officers.

     (b) Termination of this Agreement pursuant to paragraph 11.1 (c) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of the Acquiring Fund or Retirement Series or the directors or officers of the Acquiring Fund or Retirement Series, except that any party in breach of this Agreement shall, upon demand, reimburse InterCapital for all reasonable out-of-pocket fees and expenses incurred in connection with the transactions contemplated by this Agreement, including legal, accounting and filing fees.

12. AMENDMENTS

   This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties; provided, however, that following the meeting of Global Equity's shareholders called by Retirement Series pursuant to paragraph 4.3, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Global Equity Shareholders under this Agreement to the detriment of such Global Equity Shareholders without their further approval.

13. MISCELLANEOUS

   13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

   13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

   13.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

   13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

   13.5 The obligations and liabilities of the Acquiring Fund hereunder are solely those of the Acquiring Fund. It is expressly agreed that no shareholder, nominee, director, officer, agent, or employee of the Acquiring Fund shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the directors of the Acquiring Fund and signed by authorized officers of the Acquiring Fund acting as such, and neither such authorization by such directors nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

   13.6 The obligations and liabilities of Retirement Series hereunder are solely those of Retirement Series. lt is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of Global Equity shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of Retirement Series and signed by authorized officers of Retirement Series acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

   IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer.

                                  DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES



                                  By: /s/ Charles A. Fiumefreddo
                                      ................................
                                      Name: Charles A. Fiumefreddo
                                      Title: Chairman


                                    DEAN WITTER RETIREMENT SERIES,
                                    on behalf of Global Equity Series


                                    By: /s/ Barry Fink
                                        ..............................
                                        Name: Barry Fink
                                        Title: Vice President

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

                                                                      EXHIBIT B

              PROSPECTUS
              JUNE 23, 1998

              Morgan Stanley Dean Witter Global Dividend Growth Securities (the "Fund") is an open-end, diversified management investment company whose investment objective is to provide reasonable current income and long-term growth of income and capital. The Fund invests primarily in common stock of issuers worldwide, with a record of paying dividends and the potential for increasing dividends. (See "Investment Objective and Policies.")

               The Fund offers four classes of shares (each, a "Class"), each with a different combination of sales charges, ongoing fees and other features. The different distribution arrangements permit an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. (See "Purchase of Fund Shares--Alternative Purchase Arrangements.")

               This Prospectus sets forth concisely the information you should know before investing in the Fund. It should be read and retained for future reference. Additional information about the Fund is contained in the Statement of Additional Information, dated June 23, 1998, which has been filed with the Securities and Exchange Commission, and which is available at no charge upon request of the Fund at the address or telephone numbers listed on this page. The Statement of Additional Information is incorporated herein by reference.





    MORGAN STANLEY DEAN WITTER DISTRIBUTORS INC.
      DISTRIBUTOR


      TABLE OF CONTENTS

Prospectus Summary/2
Summary of Fund Expenses/4
Financial Highlights/6
The Fund and its Management/9
Investment Objective and Policies/9
  Risk Considerations and Investment Practices/11
Investment Restrictions/17
Purchase of Fund Shares/18
Shareholder Services/29
Redemptions and Repurchases/32
Dividends, Distributions and Taxes/33
Performance Information/35
Additional Information/35

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    Morgan Stanley Dean Witter Global
    Dividend Growth Securities
    Two World Trade Center
    New York, New York 10048
    (212) 392-2550 or
    (800) 869-NEWS (toll-free)

PROSPECTUS SUMMARY
------------------------------------------------------------------------------------------------------------------------------------
The                 The Fund is organized as a Trust, commonly known as a Massachusetts business trust, and is an open-end,
Fund                diversified management investment company. The Fund invests primarily in common stock of issuers worldwide, with a record of paying dividends and the potential for increasing dividends.
------------------------------------------------------------------------------------------------------------------------------------
Shares Offered      Shares of beneficial interest with $0.01 par value (see page 35). The Fund offers four Classes of shares, each with a different combination of sales charges, ongoing fees and other features (see pages 18-28).
------------------------------------------------------------------------------------------------------------------------------------
Minimum             The minimum initial investment for each Class is $1,000 ($100 if the account is opened through EasyInvest-SM-).
Purchase            Class D shares are only available to persons investing $5 million ($25 million for certain qualified plans) or more and to certain other limited categories of investors. For the purpose of meeting the minimum $5 million (or
                    $25 million) investment for Class D shares, and subject to the $1,000 minimum initial investment for each Class of the Fund, an investor's existing holdings of Class A shares and shares of funds for which Morgan Stanley Dean
                    Witter Advisors Inc. serves as investment manager ("Morgan Stanley Dean Witter Funds") that are sold with a front-end sales charge, and concurrent investments in Class D shares of the Fund and other Morgan Stanley Dean
                    Witter Funds that are multiple class funds, will be aggregated. The minimum subsequent investment is $100 (see page 18).
------------------------------------------------------------------------------------------------------------------------------------
Investment          The investment objective of the Fund is to provide reasonable current income and long-term growth of income and
Objective           capital.
------------------------------------------------------------------------------------------------------------------------------------
Investment          Morgan Stanley Dean Witter Advisors Inc. ("MSDW Advisors"), the Investment Manager of the Fund, and its
Manager             wholly-owned subsidiary, Morgan Stanley Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to 101 investment companies and other portfolios with assets of approximately $114.6 billion at May 31, 1998 (see page 9).
------------------------------------------------------------------------------------------------------------------------------------
Management          The Investment Manager receives a monthly fee at the annual rate of 0.75% of daily net assets, scaled down on
Fee                 assets over $4.5 billion. This fee is higher than that paid by most other investment companies (see page 9.)
------------------------------------------------------------------------------------------------------------------------------------
Distributor         Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"). The Fund has adopted a distribution plan
and                 pursuant to Rule 12b-1 under the Investment Company Act (the "12b-1 Plan") with respect to the distribution fees
Distribution        paid by the Class A, Class B and Class C shares of the Fund to the Distributor. The entire 12b-1 fee payable by
Fee                 Class A and a portion of the 12b-1 fee payable by each of Class B and Class C equal to 0.25% of the average daily net assets of the Class are currently each characterized as a service fee within the meaning of the
                    National Association of Securities Dealers, Inc. guidelines. The remaining portion of the 12b-1 fee, if any, is characterized as an asset-based sales charge (see pages 18 and 27).
------------------------------------------------------------------------------------------------------------------------------------
Alternative         Four classes of shares are offered:
Purchase
Arrangements        - Class A shares are offered with a front-end sales charge, starting at 5.25% and reduced for larger purchases.
                    Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charge at the time of purchase but a contingent deferred sales charge ("CDSC") of 1.0% may be imposed on redemptions within one year of purchase. The Fund is authorized to reimburse the Distributor for specific expenses incurred in promoting the distribution of the Fund's Class A shares and servicing shareholder accounts pursuant to the Fund's 12b-1 Plan. Reimbursement may in no event exceed an amount equal to payments at an annual rate of 0.25% of average daily net assets of the Class (see pages 18, 22 and 27).

--------------------------------------------------------------------------------

                                       2

------------------------------------------------------------------------------------------------------------------------------------
                    - Class B shares are offered without a front-end sales charge, but will in most cases be subject to a CDSC
                    (scaled down from 5.0% to 1.0%) if redeemed within six years after purchase. The CDSC will be imposed on any redemption of shares if after such redemption the aggregate current value of a Class B account with the Fund falls below the aggregate amount of the investor's purchase payments made during the six years preceding the redemption. A different CDSC schedule applies to investments by certain qualified plans. Class B shares are also subject to a 12b-1 fee assessed at the annual rate of 1.0% of the lesser of: (a) the average daily net sales of the Fund's Class B shares or (b) the average daily net assets of Class B. All shares of the Fund held prior to
                    July 28, 1997 have been designated Class B shares. Shares held before May 1, 1997 will convert to Class A shares in May, 2007. In all other instances, Class B shares convert to Class A shares approximately ten years after the date of the original purchase (see pages 18, 24 and 27).

                    - Class C shares are offered without a front-end sales charge, but will in most cases be subject to a CDSC of
                    1.0% if redeemed within one year after purchase. The Fund is authorized to reimburse the Distributor for specific expenses incurred in promoting the distribution of the Fund's Class C shares and servicing shareholder accounts pursuant to the Fund's 12b-1 Plan. Reimbursement may in no event exceed an amount equal to payments at an annual rate of 1.0% of average daily net assets of the Class (see pages 18, 26 and 27).

                    - Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for certain qualified plans) and to certain other limited categories of investors. Class D shares are offered without a front-end sales charge or CDSC and are not subject to any 12b-1 fee (see pages 18, 26 and 27).
------------------------------------------------------------------------------------------------------------------------------------
Dividends           Dividends from net investment income are paid quarterly. Capital gains, if any, are distributed at least
and                 annually. The Fund may, however, determine to retain all or part of any net long-term capital gains in any year
Capital Gains       for reinvestment. Dividends and capital gains distributions paid on shares of a Class are automatically
Distributions       reinvested in additional shares of the same Class at net asset value unless the shareholder elects to receive cash. Shares acquired by dividend and distribution reinvestment will not be subject to any sales charge or CDSC
                    (see pages 29 and 33).
------------------------------------------------------------------------------------------------------------------------------------
Redemption          Shares are redeemable by the shareholder at net asset value less any applicable CDSC on Class A, Class B or
                    Class C shares. An account may be involuntarily redeemed if the total value of the account is less than $100 or, if the account was opened through EasyInvest-SM-, if after twelve months the shareholder has invested less than
                    $1,000 in the account (see page 32).
------------------------------------------------------------------------------------------------------------------------------------
Risks               The net asset value of the Fund's shares will fluctuate with changes in market value of portfolio securities. It should be recognized that the foreign securities and markets in which the Fund invests pose different and greater risks than those customarily associated with domestic securities and their markets. The Fund may invest a portion of its assets in lower rated or unrated convertible securities. Dividends payable by the Fund will vary in relation to the amounts of dividends and interest earned on portfolio securities (see pages 11-17).

--------------------------------------------------------------------------------

  THE ABOVE IS QUALIFIED IN ITS ENTIRETY BY THE DETAILED INFORMATION APPEARING
         ELSEWHERE IN THE PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL
                                  INFORMATION.

SUMMARY OF FUND EXPENSES
--------------------------------------------------------------------------------

    The following table illustrates all expenses and fees that a shareholder of the Fund will incur. The expenses and fees set forth in the table are based on the expenses and fees for the fiscal year ended March 31, 1998.

                                                                                   CLASS A    CLASS B    CLASS C    CLASS D
                                                                                  ---------   -------   ---------   -------
SHAREHOLDER TRANSACTION EXPENSES
--------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)...   5.25%(1)    None      None        None
Sales Charge Imposed on Dividend Reinvestments..................................   None        None      None        None
Maximum Contingent Deferred Sales Charge (as a percentage of original purchase
  price or redemption proceeds).................................................   None(2)     5.00%(3)  1.00%(4)    None
Redemption Fees.................................................................   None        None      None        None
Exchange Fee....................................................................   None        None      None        None
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
Management Fees.................................................................   0.71%       0.71%     0.71%       0.71%
12b-1 Fees (5) (6)..............................................................   0.25%       0.81%     1.00%       None
Other Expenses..................................................................   0.19%       0.19%     0.19%       0.19%
Total Fund Operating Expenses (7)...............................................   1.15%       1.71%     1.90%       0.90%

------------
(1) REDUCED FOR PURCHASES OF $25,000 AND OVER (SEE "PURCHASE OF FUND SHARES--INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES").
(2) INVESTMENTS THAT ARE NOT SUBJECT TO ANY SALES CHARGE AT THE TIME OF PURCHASE ARE SUBJECT TO A CDSC OF 1.00% THAT WILL BE IMPOSED ON REDEMPTIONS MADE WITHIN ONE YEAR AFTER PURCHASE, EXCEPT FOR CERTAIN SPECIFIC CIRCUMSTANCES (SEE "PURCHASE OF FUND SHARES--INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES").
(3) THE CDSC IS SCALED DOWN TO 1.00% DURING THE SIXTH YEAR, REACHING ZERO THEREAFTER.
(4) ONLY APPLICABLE TO REDEMPTIONS MADE WITHIN ONE YEAR AFTER PURCHASE (SEE "PURCHASE OF FUND SHARES--LEVEL LOAD ALTERNATIVE--CLASS C SHARES").
(5) THE 12b-1 FEE IS ACCRUED DAILY AND PAYABLE MONTHLY. THE ENTIRE 12b-1 FEE PAYABLE BY CLASS A AND A PORTION OF THE 12b-1 FEE PAYABLE BY EACH OF CLASS B AND CLASS C EQUAL TO 0.25% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS ARE CURRENTLY EACH CHARACTERIZED AS A SERVICE FEE WITHIN THE MEANING OF NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. ("NASD") GUIDELINES AND ARE PAYMENTS MADE FOR PERSONAL SERVICE AND/OR MAINTENANCE OF SHAREHOLDER ACCOUNTS. THE REMAINDER OF THE 12b-1 FEE, IF ANY, IS AN ASSET-BASED SALES CHARGE, AND IS A DISTRIBUTION FEE PAID TO THE DISTRIBUTOR TO COMPENSATE IT FOR THE SERVICES PROVIDED AND THE EXPENSES BORNE BY THE DISTRIBUTOR AND OTHERS IN THE DISTRIBUTION OF THE FUND'S SHARES (SEE "PURCHASE OF FUND SHARES--PLAN OF DISTRIBUTION").
(6) UPON CONVERSION OF CLASS B SHARES TO CLASS A SHARES, SUCH SHARES WILL BE SUBJECT TO THE LOWER 12b-1 FEE APPLICABLE TO CLASS A SHARES. NO SALES CHARGE IS IMPOSED AT THE TIME OF CONVERSION OF CLASS B SHARES TO CLASS A SHARES. CLASS C SHARES DO NOT HAVE A CONVERSION FEATURE AND, THEREFORE, ARE SUBJECT TO AN ONGOING 1.00% DISTRIBUTION FEE (SEE "PURCHASE OF FUND SHARES--ALTERNATIVE PURCHASE ARRANGEMENTS").
(7) THERE WERE NO OUTSTANDING SHARES OF CLASS A, CLASS C OR CLASS D PRIOR TO JULY 28, 1997. ACCORDINGLY, "TOTAL FUND OPERATING EXPENSES," AS SHOWN ABOVE WITH RESPECT TO THOSE CLASSES, ARE ESTIMATES BASED UPON THE SUM OF 12b-1 FEES, MANAGEMENT FEES AND ESTIMATED "OTHER EXPENSES."

--------------------------------------------------------------------------------

EXAMPLES                                            1 Year   3 Years   5 Years   10 Years
--------------------------------------------------  ------   -------   -------   --------
You would pay the following expenses on a $1,000
 investment assuming (1) a 5% annual return and
 (2) redemption at the end of each time period:
    Class A.......................................   $64       $87       $112      $185
    Class B.......................................   $67       $84       $113      $202
    Class C.......................................   $29       $60       $103      $222
    Class D.......................................   $ 9       $29       $50       $111

You would pay the following expenses on the same
 $1,000 investment assuming no redemption at the
 end of the period:
    Class A.......................................   $64       $87       $112      $185
    Class B.......................................   $17       $54       $93       $202
    Class C.......................................   $19       $60       $103      $222
    Class D.......................................   $ 9       $29       $50       $111

    THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES OF EACH CLASS MAY BE GREATER OR LESS THAN THOSE SHOWN.

    The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "The Fund and its Management," "Purchase of Fund Shares--Plan of Distribution" and "Redemptions and Repurchases."

    Long-term shareholders of Class B and Class C may pay more in sales charges, including distribution fees, than the economic equivalent of the maximum front-end sales charges permitted by the NASD.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

    The following ratios and per share data for a share of beneficial interest outstanding throughout each period have been audited by Price Waterhouse LLP, independent accountants. The financial highlights should be read in conjunction with the financial statements and notes thereto and the report of independent accountants which are contained in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's Annual Report to Shareholders, which may be obtained without charge upon request to the Fund.

                                                                                                     FOR THE PERIOD
                                                            FOR THE YEAR ENDED MARCH 31,             JUNE 30, 1993*
                                                    ---------------------------------------------        THROUGH
CLASS B SHARES                                       1998**++       1997         1996      1995      MARCH 31, 1994
                                                    ----------   ----------   ---------- --------    ---------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..............    $13.30         $12.86       $11.41   $10.81         $10.00
                                                    ----------   ----------   ---------- --------        -------
Net investment income.............................      0.11           0.12         0.13     0.14           0.05
Net realized and unrealized gain..................      2.79           1.44         1.96     0.88           0.84
                                                    ----------   ----------   ---------- --------        -------
Total from investment operations..................      2.90           1.56         2.09     1.02           0.89
                                                    ----------   ----------   ---------- --------        -------
Less dividends and distributions from:
   Net investment income..........................     (0.12)         (0.13)       (0.15)    (0.14)        (0.05)
   Net realized gain..............................     (1.64)         (0.99)       (0.49)    (0.28)        (0.03)
                                                    ----------   ----------   ---------- --------        -------
Total dividends and distributions.................     (1.76)         (1.12)       (0.64)    (0.42)        (0.08)
                                                    ----------   ----------   ---------- --------        -------
Net asset value, end of period....................    $14.44         $13.30       $12.86   $11.41         $10.81
                                                    ----------   ----------   ---------- --------        -------
                                                    ----------   ----------   ---------- --------        -------

TOTAL INVESTMENT RETURN+..........................    23.41%         12.58%       18.77%    9.60%          8.89%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses..........................................     1.71%          1.75%        1.85%    1.97%          2.03%(2)
Net investment income.............................     0.80%          0.93%        1.05%    1.22%          0.66%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in millions............    $3,812         $3,038       $2,434   $1,854         $1,121
Portfolio turnover rate...........................       51%            40%          40%      32%            21%(1)
Average commission rate paid......................   $0.0272        $0.0289      $0.0311       --             --

-------------
 * COMMENCEMENT OF OPERATIONS.
 ** PRIOR TO JULY 28, 1997, THE FUND ISSUED ONE CLASS OF SHARES. ALL SHARES OF
    THE FUND HELD PRIOR TO THAT DATE HAVE BEEN DESIGNATED CLASS B SHARES.
 ++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES
    OUTSTANDING DURING THE PERIOD.
 + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET
   ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1) NOT ANNUALIZED.
(2) ANNUALIZED.

--------------------------------------------------------------------------------

                                                                         FOR THE PERIOD
                                                                         JULY 28, 1997*
                                                                            THROUGH
CLASS A SHARES                                                          MARCH 31, 1998++
                                                                        ----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................................      $ 14.91
                                                                            -------
Net investment income.................................................         0.09
Net realized and unrealized gain......................................         0.62
                                                                            -------
Total from investment operations......................................         0.71
                                                                            -------
Less dividends and distributions from:
   Net investment income..............................................        (0.16)
   Net realized gain..................................................        (1.03)
                                                                            -------
Total dividends and distributions.....................................        (1.19)
                                                                            -------
Net asset value, end of period........................................      $ 14.43
                                                                            -------
                                                                            -------
TOTAL INVESTMENT RETURN+..............................................         5.77%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................         1.17%(2)
Net investment income.................................................         1.02%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................      $13,027
Portfolio turnover rate...............................................           51%
Average commission rate paid..........................................      $0.0272

CLASS C SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................................      $ 14.91
                                                                            -------
Net investment income.................................................         0.02
Net realized and unrealized gain......................................         0.62
                                                                            -------
Total from investment operations......................................         0.64
                                                                            -------
Less dividends and distributions from:
   Net investment income..............................................        (0.10)
   Net realized gain..................................................        (1.03)
                                                                            -------
Total dividends and distributions.....................................        (1.13)
                                                                            -------
Net asset value, end of period........................................      $ 14.42
                                                                            -------
                                                                            -------
TOTAL INVESTMENT RETURN+..............................................         5.26%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................         1.92%(2)
Net investment income.................................................         0.24%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................       $9,711
Portfolio turnover rate...............................................           51%
Average commission rate paid..........................................      $0.0272

---------------
 * THE DATE SHARES WERE FIRST ISSUED.
 ++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES
    OUTSTANDING DURING THE PERIOD.
 + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET
   ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1) NOT ANNUALIZED.
(2) ANNUALIZED.

--------------------------------------------------------------------------------

                                                                         FOR THE PERIOD
                                                                         JULY 28, 1997*
                                                                            THROUGH
CLASS D SHARES                                                          MARCH 31, 1998++
                                                                        ----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................................      $ 14.91
                                                                            -------
Net investment income.................................................         0.11
Net realized and unrealized gain......................................         0.62
                                                                            -------
Total from investment operations......................................         0.73
                                                                            -------
Less dividends and distributions from:
   Net investment income..............................................        (0.17)
   Net realized gain..................................................        (1.03)
                                                                            -------
Total dividends and distributions.....................................        (1.20)
                                                                            -------
Net asset value, end of period........................................      $ 14.44
                                                                            -------
                                                                            -------
TOTAL INVESTMENT RETURN+..............................................         5.97%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................         0.92%(2)
Net investment income.................................................         1.21%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................      $20,032
Portfolio turnover rate...............................................           51%
Average commission rate paid..........................................      $0.0272

-------------
 * THE DATE SHARES WERE FIRST ISSUED.

 ++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES
    OUTSTANDING DURING THE PERIOD.

 + CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE
   PERIOD.

(1) NOT ANNUALIZED.

(2) ANNUALIZED.

THE FUND AND ITS MANAGEMENT
--------------------------------------------------------------------------------


    Morgan Stanley Dean Witter Global Dividend Growth Securities (the "Fund") (formerly named Dean Witter Global Dividend Growth Securities) is an open-end, diversified management investment company. The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of Massachusetts on January 12, 1993.

    Morgan Stanley Dean Witter Advisors Inc. ("MSDW Advisors" or the "Investment Manager"), whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services. The Investment Manager, which was incorporated in July, 1992 under the name Dean Witter InterCapital Inc. changed its name to Morgan Stanley Dean Witter Advisors Inc. on June 22, 1998.

    MSDW Advisors and its wholly-owned subsidiary, Morgan Stanley Dean Witter Services Company Inc. ("MSDW Services"), serve in various investment management, advisory, management and administrative capacities to 101 investment companies, thirty of which are listed on the New York Stock Exchange, with combined total assets of approximately $110.3 billion as of May 31, 1998. The Investment Manager also manages portfolios of pension plans, other institutions and individuals which aggregated approximately $4.3 billion at such date.

    The Fund has retained the Investment Manager to provide administrative services, manage its business affairs and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. MSDW Advisors has retained MSDW Services to perform the aforementioned administrative services to the Fund.

    The Fund's Trustees review the various services provided by the Investment Manager to ensure that the Fund's general investment policies and programs are being properly carried out and that administrative services are being provided to the Fund in a satisfactory manner.

    As full compensation for the services and facilities furnished to the Fund and for expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily by applying the annual rate of 0.75% to the Fund's net assets, scaled down at various asset levels to 0.625% on assets over $4.5 billion. This fee is higher than that paid by most other investment companies.

    For the fiscal year ended March 31, 1998, the Fund accrued total compensation to the Investment Manager amounting to 0.71% of the Fund's average daily net assets and the total expenses of Class B amounted to 1.71% of the average daily net assets of Class B. Shares of Class A, Class C and Class D were first issued on July 28, 1997. The expenses of the Fund include: the fee of the Investment Manager; the fee pursuant to the Plan of Distribution (see "Purchase of Fund Shares"); taxes; transfer agent, custodian and auditing fees; certain legal fees; and printing and other expenses relating to the Fund's operations which are not expressly assumed by the Investment Manager under its Investment Management Agreement with the Fund.

INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

    The investment objective of the Fund is to provide reasonable current income and long-term growth of income and capital. This objective is fundamental and may not be changed without shareholder approval. There is no assurance that the objective will be achieved. The Fund seeks to achieve its investment objective primarily through investments in common stock of issuers worldwide, with a record of paying dividends and the potential for increasing dividends.

    The Fund will invest at least 65% of its total assets in dividend-paying equity securities issued by issuers located in various countries around the world. The Fund's investment portfolio will also be invested in at least three separate countries.

    The Fund will maintain a flexible investment policy and, based on a worldwide investment strategy, will invest in a diversified portfolio of securities of companies located throughout the world. The Investment Manager will seek those companies which have, in its opinion, a strong record of earnings. The percentage of the Fund's assets invested in particular geographic sectors will shift from time to time in accordance with the judgement of the Investment Manager.

    Up to 35% of the value of the Fund's total assets may be invested in: (a) convertible debt securities, convertible preferred securities, U.S. Government securities (securities issued or guaranteed as to principal and interest by the United States or its agencies and instrumentalities), fixed-income securities issued by foreign governments and international organizations, investment grade corporate debt securities and/or money market instruments when, in the opinion of the Investment Manager, the projected total return on such securities is equal to or greater than the expected total return on equity securities or when such holdings might be expected to reduce the volatility of the portfolio (for purposes of this provision, the term "total return" means the difference between the cost of a security and the aggregate of its market value and dividends received); or (b) in money market instruments under any one or more of the following circumstances: (i) pending investment of proceeds of sale of the Fund's shares or of portfolio securities; (ii) pending settlement of purchases of portfolio securities; or (iii) to maintain liquidity for the purpose of meeting anticipated redemptions. There are no minimum rating or quality requirements with respect to convertible securities in which the Fund may invest and, thus, all or some of such securities may be below investment grade.

    The term investment grade consists of debt instruments rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by Standard & Poor's Corporation ("S&P") or, if not rated, determined to be of comparable quality by the Investment Manager. Investments in securities rated either Baa by Moody's or BBB by S&P have speculative characteristics and, therefore, changes in economic conditions or other circumstances are more likely to weaken their capacity to make principal and interest payments than would be the case with investments in securities with higher credit ratings. If a debt instrument held by the Fund is subsequently downgraded below investment grade by a rating agency, the Fund will retain such security in its portfolio until the Investment Manager determines that it is practicable to sell the security without undue market or tax consequences to the Fund. In the event that such downgraded securities constitute 5% or more of the Fund's net assets, the Investment Manager will sell immediately sufficient securities to reduce the total to below 5%.

    Notwithstanding the Fund's investment objective of seeking reasonable current income and long-term growth of income and capital, the Fund may, for defensive purposes, without limitation, invest in: obligations of the United States Government, its agencies or instrumentalities; cash and cash equivalents in major currencies; repurchase agreements; zero coupon securities; money market instruments; and commercial paper.

    The Fund may also invest in securities of foreign issuers in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying securities. EDRs are

European receipts evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the United States securities markets and EDRs, in bearer form, are designed for use in European securities markets.

RISK CONSIDERATIONS AND INVESTMENT PRACTICES

    FOREIGN SECURITIES. Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Fluctuations in the relative rates of exchange between the currencies of different nations will affect the value of the Fund's investments denominated in foreign currency. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and thereby impact upon the Fund's total return on such assets.

    Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are themselves affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. Moreover, foreign currency exchange rates may be affected by the regulatory control of the exchanges on which the currencies trade. The foreign currency transactions of the Fund will be conducted on a spot basis or through forward contracts (described below). The Fund will incur certain costs in connection with these currency transactions.

    Investments in foreign securities will also occasion risks relating to political and economic developments abroad, including the possibility of expropriations or confiscatory taxation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies. Moreover, foreign companies are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.

    Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their American counterparts. Brokerage commissions, dealer concessions and other transaction costs may be higher on foreign markets than in the U.S. In addition, differences in clearance and settlement procedures on foreign markets may occasion delays in settlements of the Fund's trades effected in such markets. As such, the inability to dispose of portfolio securities due to settlement delays could result in losses to the Fund due to subsequent declines in value of such securities and the inability of the Fund to make intended security purchases due to settlement problems could result in a failure of the Fund to make potentially advantageous investments. To the extent the Fund purchases Eurodollar certificates of deposit issued by foreign branches of domestic United States banks, consideration will be given to their domestic marketability, the lower reserve requirements normally mandated for overseas banking operations, the possible impact of interruptions in the flow of international currency transactions and future international political and economic developments which might adversely affect the payment of principal or interest.

    Many European countries are about to adopt a single European currency, the euro (the "Euro Conversion"). The consequences of the Euro Conversion for foreign exchange rates, interest rates and the value of European securities eligible for purchase by the Fund are presently unclear. Such consequences may adversely affect the value and/or increase the volatility of securities held by the Fund.

    Certain of the foreign markets in which the Fund may invest will be emerging markets. These new and incompletely formed markets will have increased risk levels above those occasioned by investing in foreign markets generally. The types of these risks are set forth above. The Fund's management will take cognizance of these risks in allocating any of the Fund's investments in either fixed-income or equity securities issued by issuers in emerging market countries.

    LOWER RATED CONVERTIBLE SECURITIES. A portion of the convertible securities in which the Fund may invest will generally be below investment grade. Securities below investment grade are the equivalent of high yield, high risk bonds, commonly known as "junk bonds." Investment grade is generally considered to be debt securities rated BBB or higher by S&P or Baa or higher by Moody's. Convertible securities rated Baa by Moody's or BBB by S&P have speculative characteristics greater than those of more highly rated convertible securities, while convertible securities rated Ba or BB or lower by Moody's and S&P, respectively, are considered to be speculative investments. The Fund will not invest in convertible securities that are rated lower than B by S&P or Moody's or, if not rated, determined to be of comparable quality by the Investment Manager. The Fund will not invest in convertible securities that are in default in payment of principal or interest. The ratings of convertible securities by Moody's and S&P are a generally accepted barometer of credit risk. However, as the creditworthiness of issuers of lower-rated securities is more problematical than that of issuers of higher-rated securities, the achievement of the Fund's investment objective will be more dependent upon the Investment Manager's own credit analysis than would be the case with a mutual fund investing primarily in higher quality securities. The Investment Manager will utilize a security's credit rating as simply one indication of an issuer's creditworthiness and will principally rely upon its own analysis of any security currently held by the Fund or potentially purchasable by the Fund for its portfolio.

    Because of the special nature of the Fund's permitted investments in lower rated convertible securities, the Investment Manager must take account of certain special considerations in assessing the risks associated with such investments. Historically, the prices of lower rated securities have been found to be less sensitive to changes in prevailing interest rates than higher rated investments, but are likely to be more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. If the issuer of a convertible security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and change can be expected to result in an increased volatility of market prices of lower rated securities and a corresponding volatility in the net asset value of a share of the Fund.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund may enter into forward foreign currency exchange contracts ("forward contracts") in connection with its foreign securities investments.

    A forward contract involves an obligation to purchase or sell a currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The Fund may enter into forward contracts as a hedge against fluctuations in future foreign exchange rates.

    The Fund will enter into forward contracts under various circumstances. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may, for example, desire to "lock in" the price of the security in U.S. dollars or some other foreign currency which the Fund is temporarily holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the

Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase (by the Fund or the counterparty) and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

    At other times, when, for example, the Fund's Investment Manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar or some other foreign currency, the Fund may enter into a forward contract to sell, for a fixed amount of dollars or other currency, the amount of foreign currency approximating the value of some or all of the Fund's securities holdings (or securities which the Fund has purchased for its portfolio) denominated in such foreign currency. Under identical circumstances, the Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars or other currency, an amount of foreign currency other than the currency in which the securities to be hedged are denominated approximating the value of some or all of the portfolio securities to be hedged. This method of hedging, called "cross-hedging," will be selected by the Investment Manager when it is determined that the foreign currency in which the portfolio securities are denominated has insufficient liquidity or is trading at a discount as compared with some other foreign currency with which it tends to move in tandem.

    In addition, when the Fund's Investment Manager anticipates purchasing securities at some time in the future, and wishes to lock in the current exchange rate of the currency in which those securities are denominated against the U.S. dollar or some other foreign currency, the Fund may enter into a forward contract to purchase an amount of currency equal to some or all of the value of the anticipated purchase, for a fixed amount of U.S. dollars or other currency. The Fund may, however, close out the forward contract without purchasing the security which was the subject of the "anticipatory" hedge.

    In all of the above circumstances, if the currency in which the Fund securities holdings (or anticipated portfolio securities) are denominated rises in value with respect to the currency which is being purchased (or sold), then the Fund will have realized fewer gains than had the Fund not entered into the forward contracts. Moreover, the precise matching of the forward contract amounts and the value of the securities involved will not generally be possible, since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Investment Manager. The Fund generally will not enter into a forward contract with a term of greater than one year, although it may enter into forward contracts for periods of up to five years. The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code (the "Code") requirements relating to qualifications as a regulated investment company (see "Dividends, Distributions and Taxes").

    REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements, which may be viewed as a type of secured lending by the Fund, and which typically involve the acquisition by the Fund of government securities or other securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. While repurchase agreements involve certain risks not associated with direct investments in debt securities, including the risks of default or bankruptcy of the selling financial institution, the Fund follows procedures to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions and maintaining adequate collateralization.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. There is no overall limit on the percentage of the Fund's assets which may be committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value.

    WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. If the anticipated event does not occur and the securities are not issued, the Fund will have lost an investment opportunity. There is no overall limit on the percentage of the Fund's assets which may be committed to the purchase of securities on a "when, as and if issued" basis. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value.

    PRIVATE PLACEMENTS. The Fund may invest up to 5% of its total assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of such securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration.

    The Securities and Exchange Commission has adopted Rule 144A under the Securities Act, which permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Trustees of the Fund, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," such security will not be included within the category "illiquid securities," which under current policy may not exceed 15% of the Fund's net assets. Investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

    INVESTMENT IN OTHER INVESTMENT VEHICLES. Under the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund generally may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company. The Fund may not own more than 3% of the outstanding voting stock of any investment company. In addition, the Fund may invest in real estate investment trusts, which pool investors' funds for investments primarily in commercial real estate properties. Investment in other investment companies may be the sole or most practical means by which the Fund may participate in certain securities markets, and investment in real estate investment trusts may be the most practical available means for the Fund to invest in the real estate industry (the Fund is prohibited from investing in real estate directly). As a shareholder in an investment company or real estate investment trust, the Fund would bear its ratable share of that entity's expenses, including its advisory and administration fees. At the same time the Fund would continue to pay its own investment management fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in other investment companies and in real estate investment trusts.

    ZERO COUPON SECURITIES. A portion of the fixed-income securities purchased by the Fund may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

    A zero coupon security pays no interest to its holder during its life. Therefore, to the extent the Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

OPTIONS AND FUTURES TRANSACTIONS

    The Fund may purchase and sell (write) call and put options on portfolio securities which are denominated in either U.S. dollars or foreign currencies and on the U.S. dollar and foreign currencies, which are or may in the future be listed on several U.S. and foreign securities exchanges or are written in over-the-counter transactions ("OTC options"). OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund.

    The Fund is permitted to write covered call options on portfolio securities and the U.S. dollar and foreign currencies, without limit, in order to hedge against the decline in the value of a security or currency in which such security is denominated (although such hedge is limited to the value of the premium received), to close out long call option positions and to generate income. The Fund may write covered put options, under which the Fund incurs an obligation to buy the security (or currency) underlying the option from the purchaser of the put at the option's exercise price at any time during the option period, at the purchaser's election.

    The Fund may purchase listed and OTC call and put options in amounts equalling up to 5% of its total assets. The Fund may purchase call options to close out a covered call position or to protect against an increase in the price of a security it anticipates purchasing or, in the case of call options on a foreign currency, to hedge against an adverse exchange rate change of the currency in which the security it anticipates purchasing is denominated vis-a-vis the currency in which the exercise price is denominated. The Fund may purchase put options on securities which it holds in its portfolio only to protect itself against a decline in the value of the security. The Fund may also purchase put options to close out written put positions in a manner similar to call option closing purchase transactions. There are no other limits on the Fund's ability to purchase call and put options.

    The Fund may purchase and sell futures contracts that are currently traded, or may in the future be traded, on U.S. and foreign commodity exchanges on underlying portfolio securities, on any currency ("currency" futures), on U.S. and foreign fixed-income securities ("interest rate" futures) and on such indexes of U.S. or foreign equity or fixed-income securities as may exist or come into being ("index" futures). The Fund may purchase or sell interest rate futures contracts for the purpose of hedging some or all of the value of its portfolio securities (or anticipated portfolio securities) against changes in prevailing interest rates. The Fund may purchase or sell index futures contracts for the purpose of hedging some or all of its portfolio (or anticipated portfolio) securities against changes in their prices (or the currency in which they are denominated.) As a futures contract purchaser, the Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. As a seller of a futures contract, the Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price.

    The Fund also may purchase and write call and put options on futures contracts which are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position.

    New futures contracts, options and other financial products and various combinations thereof continue to be developed. The Fund may invest in any such futures, options or products as may be developed, to the extent consistent with its investment objective and applicable regulatory requirements.

    RISKS OF OPTIONS AND FUTURES TRANSACTIONS. The Fund may close out its position as writer of an option, or as a buyer or seller of a futures contract, only if a liquid secondary market exists for options or futures contracts of that series. There is no assurance that such a market will exist, particularly in the case of OTC options, as such options may generally only be closed out by entering into a closing purchase transaction with the purchasing dealer. Also, exchanges may limit the amount by which the price of many futures contracts may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.

    Futures contracts and options transactions may be considered speculative in nature and may involve greater risks than those customarily assumed by other investment companies which do not invest in such instruments. One such risk is that the Investment Manager could be incorrect in its expectations as to the direction or extent of various interest rate or price movements or the time span within which the movements take place. For example, if the Fund sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and then interest rates went down instead, causing bond prices to rise, the Fund would lose money on the sale. Another risk which will arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities, currencies and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the U.S. dollar cash prices of the Fund's portfolio securities and their denominated currencies. See the Statement of Additional Information for a further discussion of risks.

YEAR 2000

    The investment management services provided to the Fund by the Investment Manager and the services provided to shareholders by the Distributor and the Transfer Agent depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Investment Manager, the Distributor and the Transfer Agent have been actively working on necessary changes in their own computer systems to prepare for the year 2000 and expect that their systems will be adapted before that date, but there can be no assurance that they will be successful, or that interaction with other non-complying computer systems will not impair their services at that time. In addition, it is possible that the markets for securities in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected.

PORTFOLIO MANAGEMENT

    The Fund's portfolio is actively managed by its Investment Manager with a view to achieving the Fund's investment objective. In determining which securities to purchase for the Fund or hold in the Fund's portfolio, the Investment Manager will rely on information from various sources, including research, analysis and appraisals of brokers and dealers, including Dean Witter Reynolds Inc., Morgan Stanley & Co. Incorporated, and other broker-dealers that are affiliates of the Investment Manager, and others regarding economic developments and interest rate trends, and the Investment Manager's own analysis of factors it deems relevant.



    The Fund is managed within MSDW Advisors' Growth and Income Group, which manages 26 equity funds and fund portfolios, with approximately $36 billion in assets at May 31, 1998. Paul D. Vance, Senior Vice President of MSDW Advisors and a member of MSDW Advisors' Growth and Income Group, has been the primary portfolio manager of the Fund since its inception. Mr. Vance has been managing portfolios comprised of equity securities at MSDW Advisors for over five years.


    Although the Fund does not engage in substantial short-term trading as a means of achieving its investment objective, it may sell portfolio securities without regard to the length of time they have been held, in accordance with the investment policies described earlier. Orders for transactions in portfolio securities are placed for the Fund with a number of brokers and dealers, including Dean Witter Reynolds Inc., Morgan Stanley & Co. Incorporated and other brokers and dealers that are affiliates of the Investment Manager. The Fund may incur brokerage commissions on transactions conducted through such affiliates. Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with Dean Witter Reynolds Inc.

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

    The investment restrictions listed below are among the restrictions which have been adopted by the Fund as fundamental policies. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act. For purposes of the following limitations: (i) all percentage limitations apply immediately after a purchase or initial investment, and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

    The Fund may not:

   1. As to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the United States Government, its agencies or instrumentalities).

   2. Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government or its agencies or instrumentalities.

   3. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligation issued or guaranteed by the United States Government, its agencies or instrumentalities.

   4. As to 75% of its total assets, purchase more than 10% of the voting securities, or more than 10% of any class of securities, of any issuer.

    Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

PURCHASE OF FUND SHARES
--------------------------------------------------------------------------------

    The Fund offers each Class of its shares for sale to the public on a continuous basis. Pursuant to a Distribution Agreement between the Fund and Morgan Stanley Dean Witter Distributors Inc. ("MSDW Distributors" or the "Distributor"), an affiliate of the Investment Manager, shares of the Fund are distributed by the Distributor and offered by Dean Witter Reynolds Inc. ("DWR"), a subsidiary of Morgan Stanley Dean Witter & Co., and other dealers which have entered into agreements with the Distributor ("Selected Broker-Dealers"). It is anticipated that DWR will undergo a change of corporate name which is expected to incorporate the brand name of "Morgan Stanley Dean Witter" pending approval of various regulatory authorities. The principal executive office of the Distributor is located at Two World Trade Center, New York, New York 10048.

    The Fund offers four classes of shares (each, a "Class"). Class A shares are sold to investors with an initial sales charge that declines to zero for larger purchases; however, Class A shares sold without an initial sales charge are subject to a contingent deferred sales charge ("CDSC") of 1.0% if redeemed within one year of purchase, except for certain specific circumstances. Class B shares are sold without an initial sales charge but are subject to a CDSC (scaled down from 5.0% to 1.0%) payable upon most redemptions within six years after purchase. (Class B shares purchased by certain qualified plans are subject to a CDSC scaled down from 2.0% to 1.0% if redeemed within three years after purchase.) Class C shares are sold without an initial sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase. Class D shares are sold without an initial sales charge or CDSC and are available only to investors meeting an initial investment minimum of $5 million ($25 million for certain qualified plans), and to certain other limited categories of investors. At the discretion of the Board of Trustees of the Fund, Class A shares may be sold to categories of investors in addition to those set forth in this prospectus at net asset value without a front-end sales charge, and Class D shares may be sold to certain other categories of investors, in each case as may be described in the then current prospectus of the Fund. See "Alternative Purchase Arrangements-- Selecting a Particular Class" for a discussion of factors to consider in selecting which Class of shares to purchase.

    The minimum initial purchase is $1,000 for each Class of shares, although Class D shares are only available to persons investing $5 million ($25 million for certain qualified plans) or more and to certain other limited categories of investors. For the purpose of meeting the minimum $5 million (or $25 million) initial investment for Class D shares, and subject to the $1,000 minimum initial investment for each Class of the Fund, an investor's existing holdings of Class A shares of the Fund and other Morgan Stanley Dean Witter Funds that are multiple class funds ("Morgan Stanley Dean Witter Multi-Class Funds") and shares of Morgan Stanley Dean Witter Funds sold with a front-end sales charge ("FSC Funds") and concurrent investments in Class D shares of the Fund and other Morgan Stanley Dean Witter Multi-Class Funds will be aggregated. Subsequent purchases of $100 or more may be made by sending a check, payable to Morgan Stanley Dean Witter Global Dividend Growth Securities, directly to Morgan Stanley Dean Witter Trust FSB (the "Transfer Agent", or "MSDW Trust") at P.O. Box 1040, Jersey City, NJ 07303 or by contacting a Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A, Class B, Class C or Class D shares. If no Class is specified, the Transfer Agent will not process the transaction until the proper Class is identified. The minimum initial purchase in the case of investments through EasyInvest-SM-, an automatic purchase plan (see "Shareholder Services"), is $100, provided that the schedule of automatic investments will result in investments totalling $1,000 within the first twelve months. The minimum initial purchase in the case of an "Education IRA" is $500, if the Distributor has reason to believe that additional investments will increase the investment in the account to $1,000 within three years. In the case of investments pursuant to (i) Systematic Payroll Deduction Plans (including Individual Retirement Plans), (ii) the MSDW Advisors mutual fund asset allocation program and (iii) fee-based programs approved by the Distributor, pursuant to which participants pay an asset based fee for services in the nature of investment advisory, administrative and/or brokerage services the Fund, in its discretion, may accept investments without regard to any minimum amounts which would otherwise be required, provided, in the case of Systematic Payroll Deduction Plans, that the Distributor if the Fund has reason to believe that additional investments will increase the investment in all accounts under such Plans to at least $1,000. Certificates for shares purchased will not be issued unless requested by the shareholder in writing to the Transfer Agent.

    Shares of the Fund are sold through the Distributor on a normal three business day settlement basis; that is, payment is due on the third business day (settlement date) after the order is placed with the Distributor. Since DWR and other Selected Broker-Dealers forward investors' funds on settlement date, they will benefit from the temporary use of the funds if payment is made prior thereto. As noted above, orders placed directly with the Transfer Agent must be accompanied by payment. Investors will be entitled to receive income dividends and capital gains distributions if their order is received by the close of business on the day prior to the record date for such dividends and distributions. Sales personnel of a Selected Broker-Dealer are compensated for selling shares of the Fund at the time of their sale by the Distributor or any of its affiliates and/or the Selected Broker-Dealer. In addition, some sales personnel of the Selected Broker-Dealer will receive non-cash compensation in the form of trips to educational and/or business seminars and merchandise as special sales incentives. The Fund and the Distributor reserve the right to reject any purchase orders.

ALTERNATIVE PURCHASE ARRANGEMENTS

    The Fund offers several Classes of shares to investors designed to provide them with the flexibility of selecting an investment best suited to their needs. The general public is offered three Classes of shares: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and rate of expenses to which they are subject. A fourth Class of shares, Class D shares, is offered only to limited categories of investors (see "No Load Alternative--Class D Shares" below).

    Each Class A, Class B, Class C or Class D share of the Fund represents an identical interest in the investment portfolio of the Fund except that Class A, Class B and Class C shares bear the expenses of the ongoing shareholder service fees, Class B and Class C shares bear the expenses of the ongoing distribution fees and Class A, Class B and Class C shares which are redeemed subject to a CDSC bear the expense of the additional incremental distribution costs resulting from the CDSC applicable to shares of those Classes. The ongoing distribution fees that are imposed on Class A, Class B and Class C shares will be imposed directly against those Classes and not against all assets of the Fund and, accordingly, such charges against one Class will not affect the net asset value of any other Class or have any impact on investors choosing another sales charge option. See "Plan of Distribution" and "Redemptions and Repurchases."

    Set forth below is a summary of the differences between the Classes and the factors an investor should consider when selecting a particular Class. This summary is qualified in its entirety by detailed discussion of each Class that follows this summary.

    CLASS A SHARES. Class A shares are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for certain purchases. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charges at the time of purchase but are subject to a CDSC of 1.0% on redemptions made within one year after purchase, except for certain specific circumstances. Class A shares are also subject to a 12b-1 fee of up to 0.25% of the average daily net assets of the Class. See "Initial Sales Charge Alternative--Class A Shares."

    CLASS B SHARES. Class B shares are offered at net asset value with no initial sales charge but are subject to a CDSC (scaled down from 5.0% to 1.0%) if redeemed within six years of purchase. (Class B shares purchased by certain qualified plans are subject to a CDSC scaled down from 2.0% to 1.0% if redeemed within three years after purchase.) This CDSC may be waived for certain redemptions. Class B shares are also subject to an annual 12b-1 fee of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B. The Class B shares' distribution fee will cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares.

    After approximately ten (10) years, Class B shares will convert automatically to Class A shares of the Fund, based on the relative net asset values of the shares of the two Classes on the conversion date. In addition, a certain portion of Class B shares that have been acquired through the reinvestment of dividends and distributions will be converted at that time. See "Contingent Deferred Sales Charge Alternative--Class B Shares."

    CLASS C SHARES. Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on redemptions made within one year after purchase. This CDSC may be waived for certain redemptions. They are subject to an annual 12b-1 fee of up to 1.0% of the average daily net assets of the Class C shares. The Class C shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares. See "Level Load Alternative--Class C Shares."

    CLASS D SHARES. Class D shares are available only to limited categories of investors (see "No Load Alternative--Class D Shares" below). Class D shares are sold at net asset value with no initial sales charge or CDSC. They are not subject to any 12b-1 fees. See "No Load Alternative--Class D Shares."

    SELECTING A PARTICULAR CLASS. In deciding which Class of Fund shares to purchase, investors should consider the following factors, as well as any other relevant facts and circumstances:

    The decision as to which Class of shares is more beneficial to an investor depends on the amount and intended length of his or her investment. Investors who prefer an initial sales charge alternative may elect to purchase Class A shares. Investors qualifying for significantly reduced or, in the case of purchases of $1 million or more, no initial sales charges may find Class A shares particularly attractive because similar sales charge reductions are not available with respect to Class B or Class C shares. Moreover, Class A shares are subject to lower ongoing expenses than are Class B or Class C shares over the term of the investment. As an alternative, Class B and Class C shares are sold without any initial sales charge so the entire purchase price is immediately invested in the Fund. Any investment return on these additional investment amounts may partially or wholly offset the higher annual expenses of these Classes. Because the Fund's future return cannot be predicted, however, there can be no assurance that this would be the case.

    Finally, investors should consider the effect of the CDSC period and any conversion rights of the Classes in the context of their own investment time frame. For example, although Class C shares are subject to a significantly lower CDSC upon redemptions, they do not, unlike Class B shares, convert into Class A shares after approximately ten years, and, therefore, are subject to an ongoing 12b-1 fee of 1.0% (rather than the 0.25% fee applicable to Class A shares) for an indefinite period of time. Thus, Class B shares may be more attractive than Class C shares to investors with longer term investment outlooks. Other investors, however, may elect to purchase Class C shares if, for example, they determine that they do not wish to be subject to a front-end sales charge and they are uncertain as to the length of time they intend to hold their shares.

    For the purpose of meeting the $5 million (or $25 million) minimum investment amount for Class D shares, holdings of Class A shares in all Morgan Stanley Dean Witter Multi-Class Funds, shares of FSC Funds and shares of Morgan Stanley Dean Witter Funds for which such shares have been exchanged will be included together with the current investment amount.

    Sales personnel may receive different compensation for selling each Class of shares. Investors should understand that the purpose of a CDSC is the same as that of the initial sales charge in that the sales charges applicable to each Class provide for the financing of the distribution of shares of that Class.

    Set forth below is a chart comparing the sales charge, 12b-1 fees and conversion options applicable to each Class of shares:

-----------------------------------------------------------
                                              CONVERSION
  CLASS       SALES CHARGE     12b-1 FEE       FEATURE
-----------------------------------------------------------
    A      Maximum 5.25%         0.25%            No
           initial sales
           charge reduced for
           purchases of
           $25,000 and over;
           shares sold
           without an initial
           sales charge
           generally subject
           to a 1.0% CDSC
           during first year.
-----------------------------------------------------------
    B      Maximum 5.0% CDSC      1.0%     B shares convert
           during the first                to A shares
           year decreasing to              automatically
           0 after six years               after
                                           approximately
                                           ten years
-----------------------------------------------------------
    C      1.0% CDSC during       1.0%            No
           first year
-----------------------------------------------------------
    D             None            None            No

    See "Purchase of Fund Shares" and "The Fund and its Management" for a complete description of the sales charges and service and distribution fees for each Class of shares and "Determination of Net Asset Value," "Dividends, Distributions and Taxes" and "Shareholder Services--Exchange Privilege" for other differences between the Classes of shares.

INITIAL SALES CHARGE ALTERNATIVE--
CLASS A SHARES

    Class A shares are sold at net asset value plus an initial sales charge. In some cases, reduced sales charges may be available, as described below. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charges at the time of purchase but are subject to a CDSC of 1.0% on redemptions made within one year after purchase (calculated from the last day of the month in which the shares were purchased), except for certain specific circumstances. The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The CDSC will not be imposed (i) in the circumstances set forth below in the section "Contingent Deferred Sales Charge Alternative--Class B Shares--CDSC Waivers," except that the references to six years in the first paragraph of that section shall mean one year in the case of Class A shares, and (ii) in the circumstances identified in the section "Additional Net Asset Value Purchase Options" below. Class A shares are also subject to an annual 12b-1 fee of up to 0.25% of the average daily net assets of the Class.

    The offering price of Class A shares will be the net asset value per share next determined following receipt of an order (see "Determination of Net Asset Value" below), plus a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:

                                          SALES CHARGE
                           ------------------------------------------
                              PERCENTAGE OF          APPROXIMATE
        AMOUNT OF            PUBLIC OFFERING    PERCENTAGE OF AMOUNT
   SINGLE TRANSACTION             PRICE               INVESTED
-------------------------  -------------------  ---------------------
Less than $25,000........           5.25%                 5.54%
$25,000 but less
     than $50,000........           4.75%                 4.99%
$50,000 but less
     than $100,000.......           4.00%                 4.17%
$100,000 but less
     than $250,000.......           3.00%                 3.09%
$250,000 but less
     than $1 million.....           2.00%                 2.04%
$1 million and over......              0                     0

    Upon notice to all Selected Broker-Dealers, the Distributor may reallow up to the full applicable sales charge as shown in the above schedule during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such Selected Broker-Dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

    The above schedule of sales charges is applicable to purchases in a single transaction by, among others: (a) an individual; (b) an individual, his or her spouse and their children under the age of 21 purchasing shares for his, her or their own accounts; (c) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account; (d) a pension, profit-sharing or other employee benefit plan qualified or non-qualified under Section 401 of the Internal Revenue Code; (e) tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Internal Revenue Code; (f) employee benefit plans qualified under Section 401 of the Internal Revenue Code of a single employer or of employers who are "affiliated persons" of each other within the meaning of
Section 2(a)(3)(c) of the Act; and for investments in Individual Retirement Accounts of employees of a single employer through Systematic Payroll Deduction plans; or (g) any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount.

    COMBINED PURCHASE PRIVILEGE. Investors may have the benefit of reduced sales charges in accordance with the above schedule by combining purchases of Class A shares of the Fund in single transactions with the purchase of Class A shares of other Morgan Stanley Dean Witter Multi-Class Funds and shares of FSC Funds. The sales charge payable on the purchase of the Class A shares of the Fund, the Class A shares of the other Morgan Stanley Dean Witter Multi-Class Funds and the shares of the FSC Funds will be at their respective rates applicable to the total amount of the combined concurrent purchases of such shares.

    RIGHT OF ACCUMULATION. The above persons and entities may benefit from a reduction of the sales charges in accordance with the above schedule if the cumulative net asset value of Class A shares purchased in a single transaction, together with shares of the Fund and other Morgan Stanley Dean Witter Funds previously purchased at a price including a front-end sales charge (including shares of the Fund and other Morgan Stanley Dean Witter Funds acquired in exchange for those shares, and including in each case shares acquired through reinvestment of dividends and distributions), which are held at the time of such transaction, amounts to $25,000 or more. If such investor has a cumulative net asset value of shares of FSC Funds and Class A and Class D shares that, together with the current investment amount, is equal to at least $5 million ($25 million for certain plans), such investor is eligible to purchase Class D shares subject to the $1,000 minimum initial investment requirement of that Class of the Fund. See "No Load Alternative-- Class D Shares" below.

    The Distributor must be notified by DWR or a Selected Broker-Dealer or the shareholder at the time a purchase order is placed that the purchase qualifies for the reduced charge under the Right of Accumulation. Similar notification must be made in writing by the dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such notification is not furnished at the time of the order; or (b) a review of the records of the Selected Broker-Dealer or the Transfer Agent fails to confirm the investor's represented holdings.

    LETTER OF INTENT. The foregoing schedule of reduced sales charges will also be available to investors who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of Class A shares of the Fund from DWR or other Selected Broker-Dealers. The cost of Class A shares of the Fund or shares of other Morgan Stanley Dean Witter Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the date of receipt by the Distributor of the Letter of Intent, or of Class A shares of the Fund or shares of other Morgan Stanley Dean Witter Funds acquired in exchange for shares of such funds purchased during such period at a price including a front-end sales charge, which are still owned by the shareholder, may also be included in determining the applicable reduction.

    ADDITIONAL NET ASSET VALUE PURCHASE OPTIONS. In addition to investments of $1 million or more, Class A shares also may be purchased at net asset value by the following:

    (1) trusts for which MSDW Trust (which is an affiliate of the Investment Manager) provides discretionary trustee services;

    (2) persons participating in a fee-based program approved by the Distributor, pursuant to which such persons pay an asset based fee for services in the nature of investment advisory, administrative and/or brokerage services (such investments are subject to all of the terms and conditions of such programs, which may include termination fees, mandatory redemption upon termination and such other circumstances as specified in the programs' agreements, and restrictions on transferability of Fund shares);

    (3) employer-sponsored 401(k) and other plans qualified under Section 401(a) of the Internal Revenue Code ("Qualified Retirement Plans") with at least 200 eligible employees and for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement;

    (4) Qualified Retirement Plans for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees;

    (5) investors who are clients of a Morgan Stanley Dean Witter Financial Advisor who joined Morgan Stanley Dean Witter from another investment firm within six months prior to the date of purchase of Fund shares by such investors, if the shares are being purchased with the proceeds from a redemption of shares of an open-end proprietary mutual fund of the Financial Advisor's previous firm which imposed either a front-end or deferred sales charge, provided such purchase was made within sixty days after the redemption and the proceeds of the redemption had been maintained in the interim in cash or a money market fund; and

    (6) other categories of investors, at the discretion of the Board, as disclosed in the then current prospectus of the Fund.

    No CDSC will be imposed on redemptions of shares purchased pursuant to paragraphs (1), (2) or (5), above.

    For further information concerning purchases of the Fund's shares, contact DWR or another Selected Broker-Dealer or consult the Statement of Additional Information.

CONTINGENT DEFERRED SALES CHARGE
ALTERNATIVE--CLASS B SHARES

    Class B shares are sold at net asset value next determined without an initial sales charge so that the full amount of an investor's purchase payment may be immediately invested in the Fund. A CDSC, however, will be imposed on most Class B shares redeemed within six years after purchase. The CDSC will be imposed on any redemption of shares if after such redemption the aggregate current value of a Class B account with the Fund falls below the aggregate amount of the investor's purchase payments for Class B shares made during the six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) preceding the redemption. In addition, Class B shares are subject to an annual 12b-1 fee of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B.

    Except as noted below, Class B shares of the Fund which are held for six years or more after purchase (calculated from the last day of the month in which the shares were purchased) will not be subject to any CDSC upon redemption. Shares redeemed earlier than six years after purchase may, however, be subject to a CDSC which will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The size of this percentage will depend upon how long the shares have been held, as set forth in the following table:

         YEAR SINCE PURCHASE            CDSC AS A PERCENTAGE
             PAYMENT MADE                OF AMOUNT REDEEMED
--------------------------------------  ---------------------
First.................................          5.0%
Second................................          4.0%
Third.................................          3.0%
Fourth................................          2.0%
Fifth.................................          2.0%
Sixth.................................          1.0%
Seventh and thereafter................          None

    In the case of Class B shares of the Fund purchased on or after July 28, 1997 by Qualified Retirement Plans for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement, shares held for three years or more after purchase (calculated as described in the paragraph above) will not be subject to any CDSC upon redemption. However, shares redeemed earlier than three years after purchase may be subject to a CDSC (calculated as described in the paragraph above), the percentage of which will depend on how long the shares have been held, as set forth in the following table:

         YEAR SINCE PURCHASE            CDSC AS A PERCENTAGE
             PAYMENT MADE                OF AMOUNT REDEEMED
--------------------------------------  ---------------------
First.................................          2.0%
Second................................          2.0%
Third.................................          1.0%
Fourth and thereafter.................          None

    CDSC WAIVERS. A CDSC will not be imposed on: (i) any amount which represents an increase in value of shares purchased within the six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) preceding the redemption; (ii) the current net asset value of shares purchased more than six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) prior to the redemption; and (iii) the current net asset value of shares purchased through reinvestment of dividends or distributions and/or shares acquired in exchange for shares of FSC Funds or of other Morgan Stanley Dean Witter Funds acquired in exchange for such shares. Moreover, in determining whether a CDSC is applicable it will be assumed that amounts described in (i), (ii) and (iii) above (in that order) are redeemed first.

    In addition, the CDSC, if otherwise applicable, will be waived in the case of:

    (1) redemptions of shares held at the time a shareholder dies or becomes disabled, only if the shares are: (A) registered either in the name of an individual shareholder (not a trust), or in the names of such shareholder and his or her spouse as joint tenants with right of survivorship; or (B) held in a qualified corporate or self-employed retirement plan, Individual Retirement Account ("IRA") or Custodial Account under Section 403(b)(7) of the Internal Revenue Code ("403(b) Custodial Account"), provided in either case that the redemption is requested within one year of the death or initial determination of disability;

    (2) redemptions in connection with the following retirement plan distributions: (A) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (B) distributions from an IRA or 403(b) Custodial
Account following attainment of age 59 1/2; or (C) a tax-free return of an excess contribution to an IRA; and

    (3) all redemptions of shares held for the benefit of a participant in a Qualified Retirement Plan which offers investment companies managed by the Investment Manager or its subsidiary, MSDW Services, as self-directed investment alternatives and for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement ("Eligible Plan"), provided that either: (A) the plan continues to be an Eligible Plan after the redemption; or (B) the redemption is in connection with the complete termination of the plan involving the distribution of all plan assets to participants.

    With reference to (1) above, for the purpose of determining disability, the Distributor utilizes the definition of disability contained in Section 72(m)(7) of the Internal Revenue Code, which relates to the inability to engage in gainful employment. With reference to (2) above, the term "distribution" does not encompass a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee. All waivers will be granted only following receipt by the Distributor of confirmation of the shareholder's entitlement.

    CONVERSION TO CLASS A SHARES. All shares of the Fund held prior to July 28, 1997 have been designated Class B shares. Shares held before May 1, 1997 will convert to Class A shares in May, 2007. In all other instances Class B shares will convert automatically to Class A shares, based on the relative net asset values of the shares of the two Classes on the conversion date, which will be approximately ten (10) years after the date of the original purchase. The ten year period is calculated from the last day of the month in which the shares were purchased or, in the case of Class B shares acquired through an exchange or a series of exchanges, from the last day of the month in which the original Class B shares were purchased, provided that shares originally purchased before May 1, 1997 will convert to Class A shares in May, 2007. The conversion of shares purchased on or after May 1, 1997 will take place in the month following the tenth anniversary of the purchase. There will also be converted at that time such proportion of Class B shares acquired through automatic reinvestment of dividends and distributions owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares purchased and owned by the shareholder. In the case of Class B shares held by a Qualified Retirement Plan for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the first shares of a Morgan Stanley Dean Witter Multi-Class Fund purchased by that plan. In the case of Class B shares previously exchanged for shares of an "Exchange Fund" (see "Shareholder Services-- Exchange Privilege"), the period of time the shares were held in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired) is excluded from the holding period for conversion. If those shares are subsequently re-exchanged for Class B shares of a Morgan Stanley Dean Witter Multi-Class Fund, the holding period resumes on the last day of the month in which Class B shares are reacquired.

    If a shareholder has received share certificates for Class B shares, such certificates must be delivered to the Transfer Agent at least one week prior to the date for conversion. Class B shares evidenced by share certificates that are not received by the Transfer Agent at least one week prior to any conversion date will be converted into Class A shares on the next scheduled conversion date after such certificates are received.

    Effectiveness of the conversion feature is subject to the continuing availability of a ruling of the Internal Revenue Service or an opinion of counsel that (i) the conversion of shares does not constitute a taxable event under the Internal Revenue Code, (ii) Class A shares received on conversion will have a basis equal to the shareholder's basis in the converted Class B shares immediately prior to the conversion, and (iii) Class A shares received on conversion will have a holding period that includes the holding period of the converted Class B shares. The conversion feature may be suspended if the ruling or opinion is no longer available. In such event, Class B shares would continue to be subject to Class B 12b-1 fees.

LEVEL LOAD ALTERNATIVE--CLASS C SHARES

    Class C shares are sold at net asset value next determined without an initial sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase (calculated from the last day of the month in which the shares were purchased). The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The CDSC will not be imposed in the circumstances set forth above in the section "Contingent Deferred Sales Charge Alternative--Class B Shares--CDSC Waivers," except that the references to six years in the first paragraph of that section shall mean one year in the case of Class C shares. Class C shares are subject to an annual 12b-1 fee of up to 1.0% of the average daily net assets of the Class. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares will be subject to 12b-1 fees applicable to Class C shares for an indefinite period subject to annual approval by the Fund's Board of Trustees and regulatory limitations.

NO LOAD ALTERNATIVE--CLASS D SHARES

    Class D shares are offered without any sales charge on purchase or redemption and without any 12b-1 fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million

($25 million for Qualified Retirement Plans for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement) and the following categories of investors: (i) investors participating in the MSDW Advisors mutual fund asset allocation program pursuant to which such persons pay an asset based fee; (ii) persons participating in a fee-based program approved by the Distributor, pursuant to which such persons pay an asset based fee for services in the nature of investment advisory, administrative and/or brokerage services (subject to all of the terms and conditions of such programs, referred to in (i) and (ii) above, which may include termination fees, mandatory redemption upon termination and such other circumstances as specified in the programs agreements, and restrictions on transferability of Fund shares); (iii) 401(k) plans established by DWR and SPS Transaction Services, Inc. (an affiliate of DWR) for their employees; (iv) certain Unit Investment Trusts sponsored by DWR; (v) certain other open-end investment companies whose shares are distributed by the Distributor; and (vi) other categories of investors, at the discretion of the Board, as disclosed in the then current prospectus of the Fund. Investors who require a $5 million (or $25 million) minimum initial investment to qualify to purchase Class D shares may satisfy that requirement by investing that amount in a single transaction in Class D shares of the Fund and other Morgan Stanley Dean Witter Multi-Class Funds, subject to the $1,000 minimum initial investment required for that Class of the Fund. In addition, for the purpose of meeting the $5 million (or $25 million) minimum investment amount, holdings of Class A shares in all Morgan Stanley Dean Witter Multi-Class Funds, shares of FSC Funds and shares of Morgan Stanley Dean Witter Funds for which such shares have been exchanged will be included together with the current investment amount. If a shareholder redeems Class A shares and purchases Class D shares, such redemption may be a taxable event.

PLAN OF DISTRIBUTION

    The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act with respect to the distribution of Class A, Class B and Class C shares of the Fund. In the case of Class A and Class C shares, the Plan provides that the Fund will reimburse the Distributor and others for the expenses of certain activities and services incurred by them specifically on behalf of those shares. Reimbursements for these expenses will be made in monthly payments by the Fund to the Distributor, which will in no event exceed amounts equal to payments at the annual rates of 0.25% and 1.0% of the average daily net assets of Class A and Class C, respectively. In the case of Class B shares, the Plan provides that the Fund will pay the Distributor a fee, which is accrued daily and paid monthly, at the annual rate of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B. The fee is treated by the Fund as an expense in the year it is accrued. In the case of Class A shares, the entire amount of the fee currently represents a service fee within the meaning of the NASD guidelines. In the case of Class B and Class C shares, a portion of the fee payable pursuant to the Plan, equal to 0.25% of the average daily net assets of each of these Classes, is currently characterized as a service fee. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts.

    Additional amounts paid under the Plan in the case of Class B and Class C shares are paid to the Distributor for services provided and the expenses borne by the Distributor and others in the distribution of the shares of those Classes, including the payment of commissions for sales of the shares of those Classes and incentive compensation to and expenses of Morgan Stanley Dean Witter Financial Advisors and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan in the case of Class B shares to compensate DWR and other Selected Broker-Dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

    For the fiscal year ended March 31, 1998, Class B shares of the Fund accrued payments under the Plan amounting to $28,749,725, which amount is equal to 0.81% of the average daily net assets of Class B for the fiscal year. The payments accrued under the Plan were calculated pursuant to clause (a) of the compensation formula under the Plan. All shares held prior to July 28, 1997 have been designated Class B shares. For the fiscal period July 28, 1997 through March 31, 1998, Class A and Class C shares of the Fund accrued payments under the Plan amounting to $10,822 and $39,547, respectively, which amounts, on an annualized basis, are equal to 0.25% and 1.0% of the average daily net assets of Class A and Class C respectively for such period.

    In the case of Class B shares, at any given time, the expenses in distributing Class B shares of the Fund may be in excess of the total of (i) the payments made by the Fund pursuant to the Plan, and (ii) the proceeds of CDSCs paid by investors upon the redemption of Class B shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that such excess amounts, including the carrying charge described above, totalled $72,726,630 at March 31, 1998, which was equal to 1.89% of the net assets of the Fund on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses or any requirement that the Plan be continued from year to year, such excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan, and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

    In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Dean Witter Financial Advisors or other Selected Broker-Dealer representatives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that unreimbursed expenses representing a gross sales commission credited to Morgan Stanley Dean Witter Financial Advisors or other Selected Broker-Dealer representatives at the time of sale totalled $55,791 in the case of Class C at December 31, 1997, which amount was equal to 0.80% of the net assets of Class C on such date, and that there were no such expenses which may be reimbursed in the subsequent year in the case of Class A on such date. No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.

DETERMINATION OF NET ASSET VALUE

    The net asset value per share is determined once daily at 4:00 p.m., New York time (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), on each day that the New York Stock Exchange is open by taking the net assets of the Fund, dividing by the number of shares outstanding and adjusting to the nearest cent. The assets belonging to the Class A, Class B, Class C and Class D shares will be invested together in a single portfolio. The net asset value of each Class, however, will be determined separately by subtracting each Class's accrued expenses and liabilities. The net asset value per share will not be determined on Good Friday and on such other federal and non-federal holidays as are observed by the New York Stock Exchange.

    In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other domestic or foreign stock exchange is valued at its latest sale price on that exchange; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); and (2) all portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees.

    Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

    Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.

    Generally, trading in foreign securities, as well as corporate bonds, United States government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

    AUTOMATIC INVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. All income dividends and capital gains distributions are automatically paid in full and fractional shares of the applicable Class of the Fund (or, if specified by the shareholder, in shares of any other open-end Morgan Stanley Dean Witter Funds), unless the shareholder requests that they be paid in cash. Shares so acquired are acquired at net asset value and are not subject to the imposition of a front-end sales charge or a CDSC (see "Redemptions and Repurchases").

    INVESTMENT OF DIVIDENDS OR DISTRIBUTIONS RECEIVED IN CASH. Any shareholder who receives a cash payment representing a dividend or capital gains distribution may invest such dividend or distribution in shares of the applicable Class at the net asset value per share next determined after receipt by the Transfer Agent, by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Shares so acquired are acquired at net asset value and are not subject to the imposition of a front-end sales charge or a CDSC (see "Redemptions and Repurchases").

    EASYINVEST(SM). Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account or following redemption of shares of a Morgan Stanley Dean Witter money market fund, on a semi-monthly, monthly or quarterly basis, to the Fund's Transfer Agent for investment in shares of the Fund (see "Purchase of Fund Shares" and "Redemptions and Repurchases--Involuntary Redemption").

    SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any dollar amount, not less than $25 or in any whole percentage of the account balance, on an annualized basis. Any applicable CDSC will be imposed on shares redeemed under the Withdrawal Plan (see "Purchase of Fund Shares"). Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable CDSC) to the shareholder will be the designated monthly or quarterly amount. Withdrawal plan payments should not be considered as dividends, yields or income. If periodic withdrawal plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes.

    Shareholders should contact their Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative or the Transfer Agent for further information about any of the above services.

    TAX-SHELTERED RETIREMENT PLANS. Retirement plans are available for use by corporations, the self-employed, eligible Individual Retirement Accounts and Custodial Accounts under Section 403(b)(7) of the Internal Revenue Code. Adoption of such plans should be on advice of legal counsel or tax adviser.

    For further information regarding plan administration, custodial fees and other details, investors should contact their Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative or the Transfer Agent.

EXCHANGE PRIVILEGE

    Shares of each Class may be exchanged for shares of the same Class of any other Morgan Stanley Dean Witter Multi-Class Fund without the imposition of any exchange fee. Shares may also be exchanged for shares of the following funds:
Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust, Morgan Stanley Dean Witter Limited Term Municipal Trust, Morgan Stanley Dean Witter Short-Term Bond Fund, Morgan Stanley Dean Witter Intermediate Term U.S. Treasury Trust and five Morgan Stanley Dean Witter funds which are money market funds (the "Exchange Funds"). Class A shares may also be exchanged for shares of Morgan Stanley Dean Witter Multi-State Municipal Series Trust and Morgan Stanley Dean Witter Hawaii Municipal Trust, which are Morgan Stanley Dean Witter Funds sold with a front-end sales charge ("FSC Funds"). Class B shares may also be exchanged for shares of Morgan Stanley Dean Witter Global Short-Term Income Fund Inc. ("Global Short-Term"), which is a Morgan Stanley Dean Witter Fund offered with a CDSC. Exchanges may be made after the shares of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment.

    An exchange to another Morgan Stanley Dean Witter Multi-Class Fund, any FSC Fund, Global Short-Term, or any Exchange Fund that is not a money market fund is on the basis of the next calculated net asset value per share of each fund after the exchange order is received. When exchanging into a money market fund from the Fund, shares of the Fund are redeemed out of the Fund at their next calculated net asset value and the proceeds of the redemption are used to purchase shares of the money market fund at their net asset value determined the following business day. Subsequent exchanges between any of the money market funds and any of the Morgan Stanley Dean Witter Multi-Class Funds, FSC Funds, Global Short-Term or any Exchange Fund that is not a money market fund can be effected on the same basis.

    No CDSC is imposed at the time of any exchange of shares, although any applicable CDSC will be imposed upon ultimate redemption. During the period of time the shareholder remains in an Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period (for the purpose of determining the rate of the CDSC) is frozen. If those shares are subsequently re-exchanged for shares of a Morgan Stanley Dean Witter Multi-Class Fund or shares of Global Short-Term, the holding period previously frozen when the first exchange was made resumes on the last day of the month in which shares of a Morgan Stanley Dean Witter Multi-Class Fund or shares of Global Short-Term are reacquired. Thus, the CDSC is based upon the time (calculated as described above) the shareholder was invested in shares of a Morgan Stanley Dean Witter Multi-Class Fund or in shares of Global Short-Term (see "Purchase of Fund Shares"). In the case of exchanges of Class A shares which are subject to a CDSC, the holding period also includes the time (calculated as described above) the shareholder was invested in shares of a FSC Fund. In the case of shares exchanged into an Exchange Fund on or after April 23, 1990, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees incurred on or after that date which are attributable to those shares. (Exchange Fund 12b-1 distribution fees are described in the prospectuses for those funds.) Class B shares of the Fund acquired in exchange for shares of Global Short-Term or Class B shares of another Morgan Stanley Dean Witter Multi-Class Fund having a different CDSC schedule than that of this Fund will be subject to the higher CDSC schedule, even if such shares are subsequently re-exchanged for shares of the fund with the lower CDSC schedule.

    ADDITIONAL INFORMATION REGARDING EXCHANGES. Purchases and exchanges should be made for investment purposes only. A pattern of frequent exchanges may be deemed by the Investment Manager to be abusive and contrary to the best interests of the Fund's other shareholders and, at the Investment Manager's discretion, may be limited by the Fund's refusal to accept additional purchases and/ or exchanges from the investor. Although the Fund does not have any specific definition of what constitutes a pattern of frequent exchanges, and will consider all relevant factors in determining whether a particular situation is abusive and contrary to the best interests of the Fund and its other shareholders, investors should be aware that the Fund and each of the other Morgan Stanley Dean Witter Funds may in their discretion limit or otherwise restrict the number of times this Exchange Privilege may be exercised by any investor. Any such restriction will be made by the Fund on a prospective basis only, upon notice of the shareholder not later than ten days following such shareholder's most recent exchange. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of such Morgan Stanley Dean Witter Funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies. Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative regarding restrictions on exchange of shares of the Fund pledged in the margin account.

    The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain one and examine it carefully before investing. Exchanges are subject to the minimum investment requirement of each Class of shares and any other conditions imposed by each fund. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.

    If DWR or another Selected Broker-Dealer is the current dealer of record and its account numbers are part of the account information, shareholders may initiate an exchange of shares of the Fund for shares of any of the Morgan Stanley Dean Witter Funds (for which the Exchange Privilege is available) pursuant to this Exchange Privilege by contacting their Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative (no Exchange Privilege Authorization Form is required). Other shareholders (and those shareholders who are clients of DWR or other Selected Broker-Dealers but who wish to make exchanges directly by writing or telephoning the Transfer Agent) must complete and forward to the Transfer Agent an Exchange Privilege Authorization Form, copies of which may be obtained from the Transfer Agent, to initiate an exchange. If the Authorization Form is used, exchanges may be made in writing or by contacting the Transfer Agent at (800) 869-NEWS (toll-free).

    The Fund will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. Such procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number and DWR or other Selected Broker-Dealer account number (if any). Telephone instructions may also be recorded. If such procedures are not employed, the Fund may be liable for any losses due to unauthorized or fraudulent instructions.

    Telephone exchange instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m. New York time, on any day the New York Stock Exchange is open. Any shareholder wishing to make an exchange who has previously filed an Exchange Privilege Authorization Form and who is unable to reach the Fund by telephone should contact his or her Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative, if appropriate, or make a written exchange request. Shareholders are advised that during periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the experience with the Morgan Stanley Dean Witter Funds in the past.

    For further information regarding the Exchange Privilege, shareholders should contact their Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative or the Transfer Agent.

REDEMPTIONS AND REPURCHASES
--------------------------------------------------------------------------------

    REDEMPTION. Shares of each Class of the Fund can be redeemed for cash at any time at the net asset value per share next determined; less the amount of any applicable CDSC in the case of Class A, Class B or Class C shares (see "Purchase of Fund Shares"). If shares are held in a shareholder's account without a share certificate, a written request for redemption to the Fund's Transfer

Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption along with any additional documentation required by the Transfer Agent.

    REPURCHASE. DWR and other Selected Broker-Dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other Selected Broker-Dealers upon the telephonic or telegraphic request of the shareholder. The repurchase price is the net asset value next computed (see "Purchase of Fund Shares") after such repurchase order is received by DWR and other Selected Broker-Dealers, reduced by any applicable CDSC.

    The CDSC, if any, will be the only fee imposed upon redemption by the Fund or the Distributor. The offer by DWR and other Selected Broker-Dealers to repurchase shares may be suspended without notice by them at any time. In that event, shareholders may redeem their shares through the Fund's Transfer Agent as set forth above under "Redemption."

    PAYMENT FOR SHARES REDEEMED OR REPURCHASED. Payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended under unusual circumstances; e.g., when normal trading is not taking place on the New York Stock Exchange. If the shares to be redeemed have recently been purchased by check, payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative regarding restrictions on redemption of shares of the Fund pledged in the margin account.

    REINSTATEMENT PRIVILEGE. A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 35 days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund in the same Class from which such shares were redeemed or repurchased, at net asset value next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent and receive a pro rata credit for any CDSC paid in connection with such redemption or repurchase.

    INVOLUNTARY REDEMPTION. The Fund reserves the right to redeem, on sixty days' notice and at net asset value, the shares (other than shares held in an Individual Retirement Account or Custodial Account under Section 403(b)(7) of the Internal Revenue Code) of any shareholder whose shares have a value of less than $100 as a result of redemptions or repurchases or such lesser amount as may be fixed by the Trustees or, in the case of an account opened through EasyInvest, if after twelve months the shareholder has invested less than $1,000 in the account. However, before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares is less than the applicable amount and allow him or her sixty days to make an additional investment in an amount which will increase the value of his or her account to at least the applicable amount before the redemption is processed. No CDSC will be imposed on any involuntary redemption.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

    DIVIDENDS AND DISTRIBUTIONS. The Fund declares dividends separately for each Class of shares and intends to pay quarterly income dividends and to distribute net short-term and net long-term capital gains, if any, at least once each year. The Fund may, however, determine either to distribute or to retain all or part of any long-term capital gains in any year for reinvestment.

    All dividends and any capital gains distributions will be paid in additional shares of the same Class and automatically credited to the shareholder's account without issuance of a share certificate unless the shareholder requests in writing that all dividends and/or distributions be paid in cash. Shares acquired by dividend and distribution reinvestments will not be subject to any front-end sales charge or CDSC. Class B shares acquired through dividend and distribution reinvestments will become eligible for conversion to Class A shares on a pro rata basis. Distributions paid on Class A and Class D shares will be higher than for Class B and Class C shares because distribution fees paid by Class B and Class C shares are higher. (See "Shareholder Services--Automatic Investment of Dividends and Distributions.")

    TAXES. Because the Fund intends to distribute all of its net investment income and net short-term capital gains to shareholders and otherwise remain qualified as a regulated investment company under Subchapter M of the Code, it is not expected that the Fund will be required to pay any Federal income tax on any such income and capital gains, other than any tax resulting from investing in passive foreign investment companies. Shareholders will normally have to pay Federal income taxes, and any state and local income taxes, on the dividends and distributions they receive from the Fund.

    Distributions of net investment income and net short-term capital gains are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. Any dividends declared in the last quarter of any calendar year which are paid in the following year prior to February 1 will be deemed received by the shareholder in the prior year. Some part of such dividends and distributions may be eligible for the Federal dividends received deduction available to the Fund's corporate shareholders.

    Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Capital gains distributions are not eligible for the dividends received deduction.

    The Fund may at times make payments from sources other than income or net capital gains. Payments from such sources will, in effect, represent a return of a portion of each shareholder's investment. All, or a portion, of such payments will not be taxable to shareholders.

    After the end of the calendar year, shareholders will receive full information on their dividends and capital gains distributions for tax purposes. Shareholders will also be notified of their proportionate share of long-term capital gains distributions that are eligible for a reduced rate of tax under the Taxpayer Relief Act of 1997. To avoid being subject to a 31% Federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to their accuracy.

    Dividends, interest and gains received by the Fund may give rise to withholding and other taxes imposed by foreign countries. If it qualifies for and makes the appropriate election with the Internal Revenue Service, the Fund will report annually to its shareholders the amount per share of such taxes to enable shareholders to claim United States foreign tax credits or deductions with respect to such taxes. In the absence of such an election, the Fund would deduct foreign taxes in computing the amount of its distributable income.

    Shareholders should consult their tax advisors as to the applicability of the foregoing to their current situation.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

    From time to time the Fund may quote its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. The total return of the Fund is based on historical earnings and is not intended to indicate future performance. The "average annual total return" of the Fund refers to a figure reflecting the average annualized percentage increase (or decrease) in the value of an initial investment in a Class of the Fund of $1,000 over periods of one year, as well as over the life of the Fund. Average annual total return reflects all income earned by the Fund, any appreciation or depreciation of the Fund's assets, all expenses incurred by the applicable Class and all sales charges incurred by shareholders, for the stated periods. It also assumes reinvestment of all dividends and distributions paid by the Fund.

    In addition to the foregoing, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund. Such calculations may or may not reflect the deduction of any sales charge which, if reflected, would reduce the performance quoted. The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations, such as mutual fund performance rankings of Lipper Analytical Services, Inc.

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

    VOTING RIGHTS. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, as discussed herein, Class A, Class B and Class C bear the expenses related to the distribution of their respective shares.

    The Fund is not required to hold Annual Meetings of Shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the Act or the Declaration of Trust.

    Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

    CODE OF ETHICS. Directors, officers and employees of MSDW Advisors, MSDW Services and MSDW Distributors are subject to a strict Code of Ethics adopted by those companies. The Code of Ethics is intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from a person's employment activities and that actual and potential conflicts of interest are avoided. To achieve these goals and comply with regulatory requirements, the Code of Ethics requires, among other things, that personal securities transactions by employees of the companies be subject to an advance clearance process to monitor that no Morgan Stanley Dean Witter Fund is engaged at the same time in a purchase or sale of the same security. The Code of Ethics bans the purchase of securities in an initial public offering, and also prohibits engaging in futures and options transactions and profiting on short-term trading (that is, a purchase within sixty days of a sale or a sale within sixty days of a purchase) of a security. In addition, investment personnel may not purchase or sell a security for their personal account within thirty days before or after any transaction in any Morgan Stanley Dean Witter Fund managed by them. Any violations of the Code of Ethics are subject to sanctions, including reprimand, demotion or suspension or termination of employment. The Code of Ethics comports with regulatory requirements and the recommendations in the 1994 report by the Investment Company Institute Advisory Group on Personal Investing.

    MASTER/FEEDER CONVERSION. The Fund reserves the right to seek to achieve its investment objective by investing all of its investable assets in a diversified, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Fund.

    SHAREHOLDER INQUIRIES. All inquiries regarding the Fund should be directed to the Fund at the telephone numbers or address set forth on the front cover of this Prospectus.

Morgan Stanley Dean Witter
Global Dividend Growth Securities
Two World Trade Center
New York, New York 10048

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Paul D. Vance
Vice President

Thomas F. Caloia
Treasurer

CUSTODIAN

The Chase Manhattan Bank
One Chase Plaza
New York, New York 10081

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT

Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center
Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Morgan Stanley Dean Witter Advisors Inc.

MORGAN STANLEY DEAN WITTER
GLOBAL DIVIDEND
GROWTH SECURITIES

                               [PHOTO]
                                                     PROSPECTUS -- JUNE 23, 1998

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES         TWO WORLD TRADE CENTER,
LETTER TO THE SHAREHOLDERS MARCH 31, 1998             NEW YORK, NEW YORK 10048

DEAR SHAREHOLDER:

We are pleased to present the annual report to shareholders of Dean Witter Global Dividend Growth Securities for the fiscal year ended March 31, 1998. Once again, the last twelve months were very rewarding to global equity investors. Although the global equity markets lagged the U.S. market throughout the fiscal year, we were reminded of the benefits of global diversification. The central tenet to global investing is to spread investments across different world markets, both to take advantage of greater perceived opportunities in various countries as well as to reduce the risk of investing in only one country. This is particularly important when that country performs poorly. Simply put, when the U.S. market is strong, as it has been for the last several years, the Fund is well positioned to take advantage of that strength. Conversely, if the U.S. market suffers a setback or when other world markets outperform it, the Fund's global exposure is able to capture that outperformance.

PERFORMANCE AND PORTFOLIO

During this fiscal year the Fund's Class B shares posted a total return of
23.41 percent, compared to returns of 30.22 percent and 27.19 percent for the Morgan Stanley Capital International World Index (MSCI World Index) and the Lipper Global Funds Index, respectively. From their inception on July 28, 1997, through March 31, 1998, the Fund's Class A, C and D shares produced returns of
5.77 percent, 5.26 percent and 5.97 percent, respectively. The performance of the Fund's four share classes varies because of differences in expenses. The accompanying chart illustrates the growth of a hypothetical $10,000 investment in the Fund's Class B shares from inception on June 30, 1993, versus the performance of a similar hypothetical investment in the issues that comprise the MSCI World Index and Lipper Global Funds Index.

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
LETTER TO THE SHAREHOLDERS MARCH 31, 1998, CONTINUED

THE UNITED STATES

Because the United States continues to be the Fund's largest target weighting (approximately 30 percent of net assets), we were able to take advantage of very strong market performance right here at home. Calendar year 1997 was the third consecutive year of much higher than average returns for U.S. equities, with the S&P 500 Index advancing 33.4 percent. This growth was attributable to many factors, including high corporate profits, a benign interest-rate and inflation environment, and a strengthening of the U.S. dollar versus foreign currencies. These factors, among others, enhanced the appeal and demand of U.S. equities by both domestic and non-U.S. investors alike. Several U.S. stocks were added to the portfolio over the last 12 months, including GPU, Inc., Crown Cork & Seal Co. and Fluor Corp. Although equity valuations in the United States are well above their long-term averages, we are very optimistic about the long-term prospects for the companies in which the Fund is invested.

JAPAN

The economic environment in the world's two largest economies is becoming increasingly polarized. While the U.S. economy has enjoyed a period of prolonged growth with subdued inflation and an astounding rise in stock prices, Japan's economy is feared to be on the verge of collapsing. The bear market there is now eight years old, and the Nikkei 225 Index of Japanese stocks is currently more than 50 percent below its lifetime high set in December 1989, when the prospects for that market appeared greatest. March 1998 retail sales figures showed negative growth from last quarter, and household spending is at the lowest level of disposable income in nearly 30 years. In addition, the results of the latest Tankan business survey was much worse than was expected, revealing the extreme pessimism among Japanese consumers and business leaders alike. As a result, there are pressures building from all directions to implement the kinds of structural changes necessary to revitalize Japan. Share buybacks, merit-based pay systems and lower corporate and personal tax rates are among the changes slowly occurring.

In our opinion, the silver lining on the current overhanging cloud of unmitigated gloom comes in the form of attractive valuations among some very high quality Japanese companies. In such a period of extreme pessimism as exists today in Japan, there are fantastic opportunities to buy some of the world's greatest companies at significant discounts to their non-Japanese peers. For the disciplined long-term investor willing to look through the current haze of uncertainty, there are exciting opportunities. When investor sentiment is so widely negative, market valuations reflect that

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
LETTER TO THE SHAREHOLDERS MARCH 31, 1998, CONTINUED

pessimism and stock prices remain depressed. But as measures to fix Japan's problems are announced, the clouds will likely dissipate and investors will bid up stock market prices, thus realizing certain stocks' more appropriate long-term valuations.

The Fund, with 23 percent of its assets targeted toward Japanese stocks, is poised to take advantage of this anticipated rise. This allocation represents a 2 percent reduction over the course of the fiscal year. Many of the Japanese stocks held in the Fund's portfolio are highly geared toward the economies of Europe and the United States, because they are large exporters of consumer products such as automobiles and electronic devices. Since international consumer demand for these products remains strong, the prospects for these companies are very favorable. Overall, we remain optimistic about the long-term prospects for the Fund's Japanese holdings.

EUROPE

The Fund continues to be overweighted in the European region, with individual target market weightings as follows: the United Kingdom (10 percent), Germany (7 percent), France (6.5 percent), Italy (4 percent), the Netherlands (3 percent), Switzerland (2 percent), Spain and Sweden (each 1.5 percent). In June 1997 the Fund initiated exposure to the markets of Spain and Sweden, based primarily upon attractive valuations there, but also against a favorable backdrop of greater corporate profit growth potential and a benign interest-rate and inflation environment. This move has proven to be rewarding because those markets rank among the best performing ones since then.

In late March 1997, the European Commission (EC) released a list of eleven nations expected to adopt Europe's common currency in January 1999. In all, Germany, France, Italy, the Netherlands, Luxembourg, Austria, Belgium, Finland, Ireland, Portugal and Spain will be linked by the Euro, the name given to the currency. The United Kingdom, Denmark and Sweden have stated that they do not want to be part of the common currency at this time. On January 1, 1999, exchange rates among the eleven countries will be frozen and the European Central Bank will take over some aspects of monetary policy for all member countries. Together, the eleven nations will account for 19.4 percent of world economic production, compared with 19.6 for the United States and 7.7 percent for Japan. The alliance will become the world's top trading economy, with 18.6 percent of all world trade, exceeding the United States (16.6 percent) and Japan (8.2 percent). Clearly, this will be a significant global event, consolidating a newly united economic superpower. The strict economic conditions prescribed by the European Union's Maastricht Treaty in 1991 forced the participating countries to be more disciplined about inflation and interest rates, levels of public borrowing and national debt, as

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
LETTER TO THE SHAREHOLDERS MARCH 31, 1998, CONTINUED

well as exchange rate stability. The Euro will likely increase efficiency and reduce currency risks for companies in the member countries, thereby increasing their competitiveness within the global theater. These factors, among others, underscore our strategic overweighting of Europe in the Fund. Several new stock positions were added this reporting period to the Fund's European holdings, including Edison in Italy; Endesa, Repsol and Banco Popular in Spain; and Nordbanken, Sandvik and Volvo in Sweden.

THE PACIFIC RIM

Around the Pacific Rim, 1997 will be remembered as possibly one of the worst financial crises in modern history. The impact that this crisis had on the Fund was minimal, however, as it has no exposure to emerging markets. The Fund does have investments in the two developed markets in the region, Hong Kong (5 percent) and Malaysia (1 percent). In June 1997, before the crisis erupted, the Fund decreased its allocation to Malaysia, based primarily upon the lack of attractive valuations. The Fund's exposure to Hong Kong was 4 percent throughout the year, which is low by industry standards. But following declines of 40 to 60 percent in many high-quality stocks there, the Fund increased its target weighting in Hong Kong to 5 percent in December and established a position in Henderson Land Development. The Hong Kong dollar's peg to the U.S. dollar held steady, thus completely protecting the Fund's currency exposure and avoiding the precipitous declines seen in many other of the region's currencies. Although the Asian financial crisis may appear to be over, the economic crisis in fact may be far from over. In addition, without a Japanese economic recovery, the rest of Asia's problems will be harder to solve and would likely postpone a prompt economic recovery there.

CANADA AND AUSTRALIA

Our continued exposure to the resource-oriented markets of Australia and Canada offers the possibility of risk reduction through diversification, as well as growth potential in economically stable countries. In August 1997, a slight reallocation of assets between these two countries was implemented as we reduced the Fund's exposure to Canada from 3 percent to 2.5 percent and increased its exposure to Australia from 1.5 percent to 2 percent. In order to facilitate this move, two additional stocks were purchased in Australia:
Normandy Mining and Santos Ltd. The Fund's position in BCE, Inc. (Canada) was liquidated with these allocation shifts.

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
LETTER TO THE SHAREHOLDERS MARCH 31, 1998, CONTINUED

LOOKING AHEAD

We believe that the long-term outlook for the economies and securities of most of the world's major countries is favorable and that the stocks of well-established large-capitalization international companies should perform well over the long term. While we remain confident and fully invested, we will remain sensitive to any factors that would necessitate changes to the Fund's country allocations and portfolio holdings.

We appreciate your support of Dean Witter Global Dividend Growth Securities and look forward to continuing to serve your investment needs in the future.

Very truly yours,

/s/ Charles A. Fiumefreddo
--------------------------
CHARLES A. FIUMEFREDDO
CHAIRMAN OF THE BOARD

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
FUND PERFORMANCE MARCH 31, 1998

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Growth of $10,000 -- Class B Shares
($ in Thousands)
                                           Fund    MSCI World(4)   Lipper(5)

June-1993                               $10,000          $10,000     $10,000
March-1994                              $10,889          $10,572     $11,667
March-1995                              $11,935          $11,364     $11,695
March-1996                              $14,175          $13,418     $14,182
March-1997                              $15,958          $14,449     $16,862
March-1998                              $19,493(3)       $18,815     $20,174

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. PERFORMANCE FOR CLASS A, CLASS C, AND CLASS D SHARES WILL VARY FROM THE PERFORMANCE OF CLASS B SHARES SHOWN ABOVE DUE TO DIFFERENCES IN SALES CHARGES AND EXPENSES.


                                   AVERAGE ANNUAL TOTAL RETURNS*
----------------------------------------------------------------------------------------------------
                   CLASS B**                                            CLASS A+
-----------------------------------------------      -----------------------------------------------
1 Year                      23.41(1)     18.41(2)    From Inception (7/28/97)     5.77(1)      0.22(2)
From Inception (6/30/93)    15.33(1)     15.09(2)

                   CLASS C++                                             CLASS D#
-----------------------------------------------       -----------------------------------------------
From Inception (7/28/97)     5.26(1)      4.29(2)     From Inception (7/28/97)    5.97(1)


------------------------
 (1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.
 (2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.
 (3) Closing value after the deduction of a 2% CDSC, assuming a complete redemption on March 31, 1998.
 (4) The Morgan Stanley Capital International World Index (MSCI) measures performance for a diverse range of global stock markets including the US, Canada, Europe, Australia, New Zealand and the Far East. The Index does not include any expenses, fees or charges or reinvestment of dividends. The Index is unmanaged and should not be considered an investment.
 (5) The Lipper Global Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Funds objective. The Index, which is adjusted for capital gains distributions, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.
 * For periods of less than one year, the fund quotes its total return on a non-annualized basis.
 ** The maximum contingent deferred sales charge (CDSC) for Class B is 5.00%. The CDSC declines to 0% after six years.
 +   The maximum front-end sales charge for Class A is 5.25%.
 ++ The maximum contingent deferred sales charge for Class C is 1% for shares redeemed within one year of purchase.
 #   Class D shares have no sales charge.

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
PORTFOLIO OF INVESTMENTS MARCH 31, 1998


NUMBER OF
  SHARES                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
            COMMON AND PREFERRED STOCKS AND RIGHTS (98.4%)
            AUSTRALIA (1.8%)
            BANKING
 2,100,000  Australia & New Zealand Banking Group, Ltd..........................................  $   14,034,657
                                                                                                  --------------
            BUILDING & CONSTRUCTION
 5,475,000  Pioneer International Ltd...........................................................      15,759,213
                                                                                                  --------------
            GOLD
14,000,000  Normandy Mining Ltd.................................................................      15,007,356
                                                                                                  --------------
            OIL RELATED
 3,570,000  Santos Ltd..........................................................................      13,370,442
                                                                                                  --------------
            PAPER & FOREST PRODUCTS
 3,040,000  Amcor Ltd...........................................................................      13,075,192
                                                                                                  --------------
            TOTAL AUSTRALIA.....................................................................      71,246,860
                                                                                                  --------------
            CANADA (2.5%)
            BANKING
   565,000  Toronto Dominion Bank...............................................................      24,357,566
                                                                                                  --------------
            NATURAL GAS
 1,043,000  TransCanada Pipelines Ltd...........................................................      24,576,183
                                                                                                  --------------
            OIL RELATED
   402,300  Imperial Oil Ltd....................................................................      22,713,683
   510,000  IPL Energy, Inc.....................................................................      22,866,653
                                                                                                  --------------
                                                                                                      45,580,336
                                                                                                  --------------
            TOTAL CANADA........................................................................      94,514,085
                                                                                                  --------------

            FRANCE (6.9%)
            BANKING
   122,000  Societe Generale....................................................................      24,443,367
                                                                                                  --------------
            BUILDING MATERIALS
   153,000  Compagnie de Saint-Gobain...........................................................      25,215,705
   265,000  Lafarge S.A.........................................................................      22,565,035
   265,000  Lafarge S.A. (Rights) *.............................................................         346,825
                                                                                                  --------------
                                                                                                      48,127,565
                                                                                                  --------------
            FINANCIAL SERVICES
   233,000  Compagnie Financiere de Paribas (A Shares)..........................................      23,604,944
    49,319  Societe Eurafrance S.A..............................................................      24,456,295
                                                                                                  --------------
                                                                                                      48,061,239
                                                                                                  --------------
            FOODS & BEVERAGES
   122,000  Eridania Beghin-Say S.A.............................................................  $   24,443,367
                                                                                                  --------------
            MULTI-INDUSTRY
    52,000  Compagnie Generale d'Industrie et de Participations.................................      23,777,670
                                                                                                  --------------
            OIL INTEGRATED - INTERNATIONAL
   182,000  Elf Aquitaine S.A...................................................................      23,878,494
   195,000  Total S.A. (B Shares)...............................................................      23,441,590
                                                                                                  --------------
                                                                                                      47,320,084
                                                                                                  --------------
            TELECOMMUNICATIONS
   130,000  Alcatel Alsthom.....................................................................      24,428,826
                                                                                                  --------------
            TELEVISION
   192,000  Societe Television Francaise 1......................................................      23,887,543
                                                                                                  --------------

            TOTAL FRANCE........................................................................     264,489,661
                                                                                                  --------------

            GERMANY (6.9%)
            BANKING
   273,000  Deutsche Bank Aktiengesellschaft....................................................      20,547,355
                                                                                                  --------------
            BUILDING & CONSTRUCTION
   650,500  Bilfinger & Berger Bau AG...........................................................      21,110,991
                                                                                                  --------------
            CHEMICALS
   500,000  BASF AG.............................................................................      22,244,158
   446,000  Bayer AG............................................................................      20,408,698
                                                                                                  --------------
                                                                                                      42,652,856
                                                                                                  --------------
            ELECTRICAL EQUIPMENT
   285,000  Siemens AG..........................................................................      19,084,271
                                                                                                  --------------
            MACHINERY - DIVERSIFIED
    61,500  MAN AG..............................................................................      20,491,129
                                                                                                  --------------
            MULTI-INDUSTRY
    58,000  Preussag AG.........................................................................      19,779,857
   330,000  RWE AG..............................................................................      17,760,169
    32,500  Viag AG.............................................................................      17,719,602
                                                                                                  --------------
                                                                                                      55,259,628
                                                                                                  --------------
            RETAIL - DEPARTMENT STORES
    51,500  Karstadt AG.........................................................................      20,111,964
                                                                                                  --------------
            RETAIL - SPECIALTY
   317,000  Douglas Holding AG..................................................................      11,848,064
                                                                                                  --------------
            STEEL & IRON
    83,000  Thyssen AG..........................................................................      17,845,359
                                                                                                  --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

                                       7

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
PORTFOLIO OF INVESTMENTS MARCH 31, 1998, CONTINUED



NUMBER OF
  SHARES                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
            TEXTILES - APPAREL
    11,540  Hugo Boss AG (Pref.)................................................................  $   18,163,890
                                                                                                  --------------
            UTILITIES - ELECTRIC
   265,000  Veba AG.............................................................................      18,805,712
                                                                                                  --------------
            TOTAL GERMANY.......................................................................     265,921,219
                                                                                                  --------------
            HONG KONG (4.9%)
            BANKING
 1,075,000  HSBC Holdings PLC...................................................................      32,881,831
                                                                                                  --------------
            CONGLOMERATES
 5,700,000  Swire Pacific Ltd. (Class A)........................................................      30,161,844
                                                                                                  --------------
            REAL ESTATE
 4,570,000  Cheung Kong (Holdings) Ltd..........................................................      32,439,792
 6,365,000  Henderson Land Development Co., Ltd.................................................      32,284,208
                                                                                                  --------------
                                                                                                      64,724,000
                                                                                                  --------------
            TELECOMMUNICATIONS
14,600,000  Hong Kong Telecommunications Ltd....................................................      30,148,938
                                                                                                  --------------
            UTILITIES - ELECTRIC
 8,925,000  Hong Kong Electric Holdings Ltd.....................................................      30,640,020
                                                                                                  --------------

            TOTAL HONG KONG.....................................................................     188,556,633
                                                                                                  --------------
            ITALY (4.1%)
            ELECTRIC POWER
 3,500,000  Edison SpA..........................................................................      29,485,314
                                                                                                  --------------
            FINANCIAL SERVICES
 2,075,000  Istituto Mobiliare Italiano SpA.....................................................      33,719,462
                                                                                                  --------------
            OIL INTEGRATED - INTERNATIONAL
 4,530,000  Ente Nazionale Idrocarburi SpA......................................................      30,888,059
                                                                                                  --------------
            TELECOMMUNICATIONS
 5,380,000  Telecom Italia SpA..................................................................      32,991,820
                                                                                                  --------------
            TEXTILES - APPAREL
 1,500,000  Benetton Group SpA..................................................................      31,539,940
                                                                                                  --------------
            TOTAL ITALY.........................................................................     158,624,595
                                                                                                 --------------
            JAPAN (23.1%)
            AUTOMOTIVE
 1,320,000  Honda Motor Co......................................................................  $   47,571,139
 1,720,000  Toyota Motor Corp...................................................................      45,844,283
                                                                                                  --------------
                                                                                                      93,415,422
                                                                                                  --------------
            BREWERS
 5,240,000  Kirin Brewery Co., Ltd..............................................................      46,817,329
                                                                                                  --------------
            BUILDING MATERIALS
 5,861,000  Sekisui House Ltd...................................................................      47,965,238
                                                                                                  --------------
            COMPUTER SERVICES
 2,572,000  NCR Japan Ltd.......................................................................       8,612,598
                                                                                                  --------------
            ELECTRONICS & ELECTRICAL
 6,365,000  Hitachi, Ltd........................................................................      46,355,207
   899,000  Kyocera Corp........................................................................      47,248,292
 2,965,000  Matsushita Electric Industrial Co., Ltd.............................................      47,639,462
 5,080,000  Matsushita Electric Works, Ltd......................................................      49,964,712
 4,390,000  NEC Corp............................................................................      44,166,979
 6,300,000  Sharp Corp..........................................................................      43,043,772
   540,000  Sony Corp...........................................................................      45,814,250
   610,000  TDK Corp............................................................................      47,173,211
                                                                                                  --------------
                                                                                                     371,405,885
                                                                                                  --------------
            ENTERTAINMENT & LEISURE TIME
   555,000  Nintendo Co., Ltd...................................................................      47,920,264
                                                                                                  --------------
            MACHINERY
17,625,000  Mitsubishi Electric Corp............................................................      46,315,414
11,550,000  Mitsubishi Heavy Industries, Ltd....................................................      43,966,139
                                                                                                  --------------
                                                                                                      90,281,553
                                                                                                  --------------
            PHARMACEUTICALS
 2,169,000  Taisho Pharmaceutical Co., Ltd......................................................      48,529,319
 1,785,000  Takeda Chemical Industries..........................................................      45,432,465
                                                                                                  --------------
                                                                                                      93,961,784
                                                                                                  --------------
            TOBACCO
     6,085  Japan Tobacco, Inc..................................................................      45,503,867
                                                                                                  --------------
            TRANSPORTATION
 3,810,000  Yamato Transport Co., Ltd...........................................................      45,197,087
                                                                                                  --------------

            TOTAL JAPAN.........................................................................     891,081,027
                                                                                                  --------------

                       SEE NOTES TO FINANCIAL STATEMENTS
                                       8


DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
PORTFOLIO OF INVESTMENTS MARCH 31, 1998, CONTINUED



NUMBER OF
  SHARES                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
            MALAYSIA (0.9%)
            BANKING
 9,859,400  AMMB Holdings Berhad................................................................  $   11,291,039
                                                                                                  --------------
            BUILDING & CONSTRUCTION
 7,962,000  United Engineers Malaysia Berhad....................................................       9,292,636
                                                                                                  --------------
            CONGLOMERATES
11,757,000  Sime Darby Berhad...................................................................      13,142,071
                                                                                                  --------------
            TOTAL MALAYSIA......................................................................      33,725,746
                                                                                                  --------------

            NETHERLANDS (2.3%)
            BANKING
   580,000  ABN-AMRO Holding NV.................................................................      13,387,398
                                                                                                  --------------
            CHEMICALS
   132,000  DSM NV..............................................................................      13,808,724
                                                                                                  --------------
            ELECTRICAL EQUIPMENT
   160,000  Philips Electronics NV..............................................................      11,747,205
                                                                                                  --------------
            INSURANCE
   203,000  Fortis Amev NV......................................................................      11,981,861
                                                                                                  --------------
            STEEL
   280,000  Koninklijke Hoogovens NV............................................................      13,543,836
                                                                                                  --------------
            TELECOMMUNICATIONS
   260,000  Koninklijke PTT Nederland NV........................................................      13,474,735
                                                                                                  --------------
            TRANSPORTATION
   304,000  KLM Royal Dutch Air Lines NV........................................................      12,166,419
                                                                                                  --------------
            TOTAL NETHERLANDS...................................................................      90,110,178
                                                                                                  --------------
            SPAIN (1.6%)
            BANKING
   213,000  Banco Popular Espanol S.A...........................................................      20,695,696
                                                                                                  --------------
            ELECTRIC
   790,000  Endesa S.A..........................................................................      19,013,389
                                                                                                  --------------
            OIL RELATED
   400,000  Repsol S.A..........................................................................      20,427,160
                                                                                                  --------------

            TOTAL SPAIN.........................................................................      60,136,245
                                                                                                  --------------
            SWEDEN (1.5%)
            AUTOMOBILES
   625,000  Volvo AB (B Shares).................................................................  $   19,856,750
                                                                                                  --------------
            BANKING
 2,920,100  Nordbanken Holding AB...............................................................      19,320,305
                                                                                                  --------------
            MACHINERY - DIVERSIFIED
   650,000  Sandvik AB (B Shares)...............................................................      18,460,146
                                                                                                  --------------

            TOTAL SWEDEN........................................................................      57,637,201
                                                                                                  --------------

            SWITZERLAND (2.1%)
            BANKING
    77,100  Swiss Bank Corp.....................................................................      27,116,535
                                                                                                  --------------
            FOODS & BEVERAGES
    14,400  Nestle AG...........................................................................      27,524,410
                                                                                                  --------------
            HEALTH & PERSONAL CARE
    14,200  Novartis AG - Bearer................................................................      25,250,656
                                                                                                  --------------

            TOTAL SWITZERLAND...................................................................      79,891,601
                                                                                                  --------------

            UNITED KINGDOM (10.4%)
            BANKING
 1,250,000  National Westminster Bank PLC.......................................................      22,831,404
 1,550,000  Royal Bank of Scotland Group PLC....................................................      24,037,102
                                                                                                  --------------
                                                                                                      46,868,506
                                                                                                  --------------
            BREWERS
 1,350,000  Bass PLC............................................................................      25,831,028
                                                                                                  --------------
            ENERGY
 1,090,000  Energy Group PLC....................................................................      15,318,807
                                                                                                  --------------
            FOODS & BEVERAGES
 8,000,000  Hillsdown Holdings PLC..............................................................      23,529,088
                                                                                                  --------------
            LEISURE
 3,860,000  Rank Group PLC......................................................................      26,011,423
                                                                                                  --------------
            MULTI-INDUSTRY
 2,250,000  Hanson PLC..........................................................................      13,573,510
                                                                                                  --------------
            NATURAL GAS
 4,650,000  BG PLC..............................................................................      24,088,906
                                                                                                  --------------
            RETAIL - MERCHANDISING
 2,620,000  Tesco PLC...........................................................................      26,225,909
                                                                                                  --------------
            STEEL & IRON
10,250,000  British Steel PLC...................................................................      24,322,861
                                                                                                  --------------

                       SEE NOTES TO FINANCIAL STATEMENTS
                                       9

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
PORTFOLIO OF INVESTMENTS MARCH 31, 1998, CONTINUED

NUMBER OF
  SHARES                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
           TELECOMMUNICATIONS
 2,170,000  British Telecommunications PLC......................................................  $   23,570,866
                                                                                                  --------------
            TOBACCO
 2,375,000  B.A.T. Industries PLC...............................................................      24,170,373
                                                                                                  --------------
            UTILITIES - ELECTRIC
 4,235,500  National Grid Group PLC.............................................................      24,985,142
 2,495,000  National Power PLC..................................................................      25,516,694
 2,620,000  Scottish Hydro-Electric PLC.........................................................      25,558,221
                                                                                                  --------------
                                                                                                      76,060,057
                                                                                                  --------------
            UTILITIES - WATER
 1,350,000  Hyder PLC...........................................................................      22,131,213
 1,350,000  Hyder PLC (Pref.)...................................................................       2,763,582
 1,500,000  Severn Trent PLC....................................................................      26,307,292
                                                                                                  --------------
                                                                                                      51,202,087
                                                                                                  --------------
            TOTAL UNITED KINGDOM................................................................     400,773,421
                                                                                                  --------------
            UNITED STATES (29.4%)
            AEROSPACE & DEFENSE
   394,000  Northrop Grumman Corp...............................................................      42,330,375
                                                                                                  --------------
            AUTOMOTIVE
   873,000  Ford Motor Co.......................................................................      56,581,312
                                                                                                  --------------
            BANKING
   653,000  BankAmerica Corp....................................................................      53,954,125
 1,459,000  KeyCorp.............................................................................      55,168,437
                                                                                                  --------------
                                                                                                     109,122,562
                                                                                                  --------------
            CHEMICALS
   580,000  Dow Chemical Co.....................................................................      56,405,000
                                                                                                  --------------
            COMPUTERS
   530,000  International Business Machines Corp................................................      55,053,750
                                                                                                  --------------
            CONGLOMERATES
   590,000  Minnesota Mining & Manufacturing Co.................................................      53,800,625
 1,275,000  Tenneco, Inc........................................................................      54,426,562
                                                                                                  --------------
                                                                                                     108,227,187
                                                                                                  --------------
            CONTAINERS - METAL & GLASS
 1,015,000  Crown Cork & Seal Co., Inc..........................................................      54,302,500
                                                                                                  --------------
            ENGINEERING & CONSTRUCTION
 1,068,000  Fluor Corp..........................................................................  $   53,133,000
                                                                                                  --------------
            HEALTH & PERSONAL CARE
   530,000  Bristol-Myers Squibb Co.............................................................      55,285,625
                                                                                                  --------------
            MACHINERY - DIVERSIFIED
   905,000  Deere & Co..........................................................................      56,053,438
                                                                                                  --------------
            METALS & MINING
   820,000  Phelps Dodge Corp...................................................................      52,941,250
                                                                                                  --------------
            OIL - DOMESTIC
   975,000  Ashland, Inc........................................................................      55,209,375
                                                                                                  --------------
            OIL INTEGRATED - INTERNATIONAL
   640,000  Chevron Corp........................................................................      51,400,000
                                                                                                  --------------
            PAPER & FOREST PRODUCTS
 1,135,000  International Paper Co..............................................................      53,132,188
                                                                                                  --------------
            RETAIL - MERCHANDISING
   641,000  Dayton-Hudson Corp..................................................................      56,408,000
                                                                                                  --------------
            TELECOMMUNICATIONS
   790,000  Sprint Corp.........................................................................      53,473,125
                                                                                                  --------------
            TIRE & RUBBER GOODS
   755,000  Goodyear Tire & Rubber Co...........................................................      57,191,250
                                                                                                  --------------
            TOBACCO
 1,270,000  Philip Morris Companies, Inc........................................................      52,943,125
                                                                                                  --------------
            UTILITIES - ELECTRIC
 1,255,000  GPU, Inc............................................................................      55,533,750
                                                                                                  --------------

            TOTAL UNITED STATES.................................................................   1,134,726,812
                                                                                                  --------------

            TOTAL COMMON AND PREFERRED STOCKS AND RIGHTS
            (IDENTIFIED COST $3,194,036,363)....................................................   3,791,435,284
                                                                                                  --------------

                       SEE NOTES TO FINANCIAL STATEMENTS
                                       10


DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
PORTFOLIO OF INVESTMENTS MARCH 31, 1998, CONTINUED


PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                           VALUE
--------------------------------------------------------------------------------------------------------------

           SHORT-TERM INVESTMENT (a) (1.2%)
           U.S. GOVERNMENT AGENCY
$ 48,500   Federal Home Loan Mortgage Corp. 5.90% due 04/01/98 (AMORTIZED COST $48,500,000)...  $   48,500,000
                                                                                                --------------

TOTAL INVESTMENTS
(IDENTIFIED COST $3,242,536,363) (b)..................................................   99.6%   3,839,935,284

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES........................................    0.4       14,468,461
                                                                                        -----   --------------

NET ASSETS............................................................................  100.0%  $3,854,403,745
                                                                                        =====   ==============


---------------------

 *   Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $790,425,167 and the aggregate gross unrealized depreciation is $193,026,246, resulting in net unrealized appreciation of $597,398,921.

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT MARCH 31, 1998:

                                                   UNREALIZED
  CONTRACTS TO           IN          DELIVERY    APPRECIATION/
    DELIVER         EXCHANGE FOR       DATE      (DEPRECIATION)
----------------------------------------------------------------
ITL 3,139,659,000   $    1,743,347    04/01/98     $ 19,681
Y    260,376,633    $    1,970,013    04/01/98       15,087
ESP   96,684,376    $      616,099    04/02/98         (314)
ITL 3,587,471,828   $    1,989,735    04/02/98       20,219
$        279,661    Y   37,217,342    04/02/98         (231)
L        806,457    $    1,350,332    04/06/98        2,661
$        302,632   ITL 550,918,965    04/06/98         (178)
FRF  13,951,523     $    2,282,831    04/30/98       28,586
FRF  13,808,968     $    2,258,175    04/30/98       26,964
                                                   --------
    Net unrealized appreciation...............     $112,475
                                                   ========

                       SEE NOTES TO FINANCIAL STATEMENTS
                                       11

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
SUMMARY OF INVESTMENTS MARCH 31, 1998


                                                                                                  PERCENT OF
INDUSTRY                                                                              VALUE       NET ASSETS
------------------------------------------------------------------------------------------------------------
Aerospace & Defense.............................................................  $   42,330,375        1.1%
Automobiles.....................................................................      19,856,750        0.5
Automotive......................................................................     149,996,734        3.9
Banking.........................................................................     364,066,817        9.5
Brewers.........................................................................      72,648,357        1.9
Building & Construction.........................................................      46,162,840        1.2
Building Materials..............................................................      96,092,803        2.5
Chemicals.......................................................................     112,866,580        2.9
Computer Services...............................................................       8,612,598        0.2
Computers.......................................................................      55,053,750        1.4
Conglomerates...................................................................     151,531,102        3.9
Containers - Metal & Glass......................................................      54,302,500        1.4
Electric........................................................................      19,013,389        0.5
Electric Power..................................................................      29,485,314        0.8
Electrical Equipment............................................................      30,831,476        0.8
Electronics & Electrical........................................................     371,405,885        9.6
Energy..........................................................................      15,318,807        0.4
Engineering & Construction......................................................      53,133,000        1.4
Entertainment & Leisure Time....................................................      47,920,264        1.2
Financial Services..............................................................      81,780,701        2.1
Foods & Beverages...............................................................      75,496,865        2.0
Gold............................................................................      15,007,356        0.4
Health & Personal Care..........................................................      80,536,281        2.1
Insurance.......................................................................      11,981,861        0.3
Leisure.........................................................................      26,011,423        0.7
Machinery.......................................................................      90,281,553        2.3
Machinery - Diversified.........................................................      95,004,713        2.5
Metals & Mining.................................................................      52,941,250        1.4
Multi-Industry..................................................................      92,610,808        2.4
Natural Gas.....................................................................      48,665,089        1.3
Oil - Domestic..................................................................      55,209,375        1.4
Oil Integrated - International..................................................     129,608,143        3.4
Oil Related.....................................................................      79,377,938        2.1
Paper & Forest Products.........................................................      66,207,380        1.7
Pharmaceuticals.................................................................      93,961,784        2.4
Real Estate.....................................................................      64,724,000        1.7
Retail - Department Stores......................................................      20,111,964        0.5
Retail - Merchandising..........................................................      82,633,909        2.1
Retail - Specialty..............................................................      11,848,064        0.3
Steel...........................................................................      13,543,836        0.4
Steel & Iron....................................................................      42,168,220        1.1
Telecommunications..............................................................     178,088,310        4.6
Television......................................................................      23,887,543        0.6
Textiles - Apparel..............................................................      49,703,830        1.3
Tire & Rubber Goods.............................................................      57,191,250        1.5
Tobacco.........................................................................     122,617,365        3.2
Transportation..................................................................      57,363,506        1.5
U.S. Government Agency..........................................................      48,500,000        1.2
Utilities - Electric............................................................     181,039,539        4.7
Utilities - Water...............................................................      51,202,087        1.3
                                                                                  --------------      -----
                                                                                  $3,839,935,284       99.6%
                                                                                  ==============      =====



                                                                                                  PERCENT OF
TYPE OF INVESTMENT                                                                    VALUE       NET ASSETS
------------------------------------------------------------------------------------------------------------
Common Stocks...................................................................  $3,770,160,987       97.8%
Preferred Stocks................................................................      20,927,472        0.6
Rights..........................................................................         346,825        0.0
Short-Term Investment...........................................................      48,500,000        1.2
                                                                                  --------------     ------
                                                                                  $3,839,935,284       99.6%
                                                                                  ==============     ======
                       SEE NOTES TO FINANCIAL STATEMENTS
                                       12


DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1998
ASSETS:
Investments in securities, at value
  (identified cost $3,242,536,363)..........................................................  $3,839,935,284
Cash........................................................................................         744,114
Receivable for:
    Investments sold........................................................................      15,210,456
    Dividends...............................................................................       9,322,645
    Shares of beneficial interest sold......................................................       3,797,782
    Foreign withholding taxes reclaimed.....................................................       3,142,052
Deferred organizational expenses............................................................           8,995
Prepaid expenses and other assets...........................................................         216,879
                                                                                              --------------
     TOTAL ASSETS...........................................................................   3,872,378,207
                                                                                              --------------
LIABILITIES:
Payable for:
    Investments purchased...................................................................       9,308,796
    Shares of beneficial interest repurchased...............................................       2,785,425
    Plan of distribution fee................................................................       2,625,836
    Investment management fee...............................................................       2,352,390
Accrued expenses and other payables.........................................................         902,015
                                                                                              --------------
     TOTAL LIABILITIES......................................................................      17,974,462
                                                                                              --------------
     NET ASSETS.............................................................................  $3,854,403,745
                                                                                              ==============
COMPOSITION OF NET ASSETS:
Paid-in-capital.............................................................................  $3,106,968,009
Net unrealized appreciation.................................................................     597,116,988
Dividends in excess of net investment income................................................      (2,122,966)
Accumulated undistributed net realized gain.................................................     152,441,714
                                                                                              --------------
     NET ASSETS.............................................................................  $3,854,403,745
                                                                                              ==============
CLASS A SHARES:
Net Assets..................................................................................     $13,026,556
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)...................................         902,667
     NET ASSET VALUE PER SHARE..............................................................          $14.43
                                                                                              ==============
     MAXIMUM OFFERING PRICE PER SHARE,
       (NET ASSET VALUE PLUS 5.54% OF NET
      ASSET VALUE)..........................................................................          $15.23
                                                                                              ==============
CLASS B SHARES:
Net Assets..................................................................................  $3,811,634,236
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)...................................     263,945,527
     NET ASSET VALUE PER SHARE..............................................................          $14.44
                                                                                              ==============
CLASS C SHARES:
Net Assets..................................................................................      $9,711,071
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)...................................         673,527
     NET ASSET VALUE PER SHARE..............................................................          $14.42
VCLASS D SHARES:
Net Assets..................................................................................     $20,031,882
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)...................................       1,387,379
     NET ASSET VALUE PER SHARE..............................................................          $14.44
                                                                                              ==============


STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 1998*
NET INVESTMENT INCOME:
INCOME
Dividends (net of $9,477,309 foreign withholding tax).........................................  $ 86,154,948
Interest......................................................................................     3,415,323
                                                                                                ------------
     TOTAL INCOME.............................................................................    89,570,271
                                                                                                ------------
EXPENSES
Plan of distribution fee (Class A shares).....................................................        10,822
Plan of distribution fee (Class B shares).....................................................    28,749,725
Plan of distribution fee (Class C shares).....................................................        39,547
Investment management fee.....................................................................    25,372,172
Transfer agent fees and expenses..............................................................     4,059,150
Custodian fees................................................................................     2,124,835
Registration fees.............................................................................       296,719
Shareholder reports and notices...............................................................       220,150
Professional fees.............................................................................        73,532
Organizational expenses.......................................................................        36,059
Trustees' fees and expenses...................................................................        16,587
Other.........................................................................................        34,039
                                                                                                ------------
     TOTAL EXPENSES...........................................................................    61,033,337
                                                                                                ------------
     NET INVESTMENT INCOME....................................................................    28,536,934
                                                                                                ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
    Investments...............................................................................   425,272,841
    Foreign exchange transactions.............................................................      (633,116)
                                                                                                ------------
     NET GAIN.................................................................................   424,639,725
                                                                                                ------------
Net change in unrealized appreciation/ depreciation on:
    Investments...............................................................................   270,129,001
    Translation of forward foreign currency contracts, other assets and liabilities
      denominated in foreign currencies.......................................................       (67,955)
                                                                                                ------------
     NET APPRECIATION.........................................................................   270,061,046
                                                                                                ------------
     NET GAIN.................................................................................   694,700,771
                                                                                                ------------
NET INCREASE..................................................................................  $723,237,705
                                                                                              ==============

---------------------

 * Class A, Class C and Class D shares were issued July 28, 1997.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
FINANCIAL STATEMENTS, CONTINUED


STATEMENT OF CHANGES IN NET ASSETS

                                                                              FOR THE YEAR     FOR THE YEAR
                                                                                  ENDED           ENDED
                                                                             MARCH 31, 1998*  MARCH 31, 1997
------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income......................................................  $    28,536,934  $   25,266,634
Net realized gain..........................................................      424,639,725     255,587,707
Net change in unrealized appreciation......................................      270,061,046      39,186,358
                                                                             ---------------  --------------

     NET INCREASE..........................................................      723,237,705     320,040,699
                                                                             ---------------  --------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
    Class A shares.........................................................          (89,450)       --
    Class B shares.........................................................      (30,169,703)    (27,883,886)
    Class C shares.........................................................          (44,631)       --
    Class D shares.........................................................         (173,106)       --
Net realized gain
    Class A shares.........................................................         (565,637)       --
    Class B shares.........................................................     (405,262,485)   (201,225,779)
    Class C shares.........................................................         (502,865)       --
    Class D shares.........................................................       (1,032,962)       --
                                                                             ---------------  --------------

     TOTAL DIVIDENDS AND DISTRIBUTIONS.....................................     (437,840,839)   (229,109,665)
                                                                             ---------------  --------------
Net increase from transactions in shares of beneficial interest............      530,515,791     513,559,240
                                                                             ---------------  --------------

     NET INCREASE..........................................................      815,912,657     604,490,274

NET ASSETS:
Beginning of period........................................................    3,038,491,088   2,434,000,814
                                                                             ---------------  --------------

     END OF PERIOD
    (INCLUDING DIVIDENDS IN EXCESS OF NET INVESTMENT INCOME OF $2,122,966
    AND ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME OF $15,457,
    RESPECTIVELY)..........................................................  $ 3,854,403,745  $3,038,491,088
                                                                             ===============  ==============

---------------------

 * Class A, Class C and Class D shares were issued July 28, 1997.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
NOTES TO FINANCIAL STATEMENTS MARCH 31, 1998

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter Global Dividend Growth Securities (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to provide reasonable current income and long-term growth of income and capital. The Fund seeks to achieve its objective by investing primarily in common stock of issuers worldwide, with a record of paying dividends and the potential for increasing dividends. The Fund was organized as a Massachusetts business trust on January 12, 1993 and commenced operations on June 30, 1993. On July 28, 1997, the Fund commenced offering three additional classes of shares, with the then current shares designated as Class B shares.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase, some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American, or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by Dean Witter InterCapital Inc. (the "Investment Manager") that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
NOTES TO FINANCIAL STATEMENTS MARCH 31, 1998, CONTINUED

prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends from foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. FOREIGN CURRENCY TRANSLATION -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

E. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized gain/loss on

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
NOTES TO FINANCIAL STATEMENTS MARCH 31, 1998, CONTINUED

foreign exchange transactions. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

F. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

H. ORGANIZATIONAL EXPENSES -- The Investment Manager paid the organizational expenses of approximately $180,000 which have been reimbursed for the full amount thereof. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined at the close of each business day: 0.75% to the portion of daily net assets not exceeding $1 billion; 0.725% to the portion of daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.70% to the portion of daily net assets exceeding $1.5 billion but not exceeding $2.5 billion; and 0.675% to the portion of daily net assets exceeding $2.5 billion. Effective May 1, 1997, the Agreement was amended to reduce the annual fee to 0.65% of the portion of daily net assets in excess of $3.5 billion.

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
NOTES TO FINANCIAL STATEMENTS MARCH 31, 1998, CONTINUED

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C -- up to 1.0% of the average daily net assets of Class C. In the case of Class A shares, amounts paid under the Plan are paid to the Distributor for services provided. In the case of Class B and Class C shares, amounts paid under the Plan are paid to the Distributor for services provided and the expenses borne by it and others in the distribution of the shares of these Classes, including the payment of commissions for sales of these Classes and incentive compensation to, and expenses of, the account executives of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and others who engage in or support distribution of the shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of these shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan, in the case of Class B shares, to compensate DWR and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
NOTES TO FINANCIAL STATEMENTS MARCH 31, 1998, CONTINUED

distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $72,726,630 at March 31, 1998.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to account executives may be reimbursed in the subsequent calendar year. For the period ended March 31, 1998, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 1.00%, respectively.

The Distributor has informed the Fund that for the period ended March 31, 1998, it received contingent deferred sales charges from certain redemptions of the Fund's Class B and Class C shares of $4,749,932 and $5,208, respectively and received $183,817 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended March 31, 1998 aggregated $1,932,623,169 and $1,785,668,843, respectively.

For the year ended March 31, 1998, the Fund incurred $174,060 in brokerage commissions with DWR for portfolio transactions executed on behalf of the Fund. At March 31, 1998, included in the Fund's receivable for investments sold was an unsettled trade with DWR for $972,031.

For the period May 31, 1997 through March 31, 1998, the Fund incurred brokerage commissions of $1,211,197 with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager since May 31, 1997, for portfolio transactions executed on behalf of the Fund. At March 31, 1998, included in the Fund's payable for investments purchased and receivable for investments sold were unsettled trades with Morgan Stanley & Co., Inc. of $1,573,507 and $658,754, respectively.

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
NOTES TO FINANCIAL STATEMENTS MARCH 31, 1998, CONTINUED

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At March 31, 1998, the Fund had transfer agent fees and expenses payable of approximately $25,000.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended March 31, 1998 included in Trustees' fees and expenses in the Statement of Operations amounted to $7,482. At March 31, 1998, the Fund had an accrued pension liability of $30,814 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. FEDERAL INCOME TAX STATUS

Foreign currency losses incurred after October 31 ("post October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net foreign currency losses of approximately $90,000 during fiscal 1998.

As of March 31, 1998, the Fund had temporary book/tax differences primarily attributable to capital loss deferrals on wash sales and income from the mark-to-market of passive foreign investment companies ("PFICs") and permanent book/tax differences attributable to foreign currency losses and tax adjustments on PFICs sold by the Fund. To reflect reclassifications arising from permanent differences, dividends in excess of net investment income was charged and accumulated undistributed net realized gain was credited $198,467.

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
NOTES TO FINANCIAL STATEMENTS MARCH 31, 1998, CONTINUED

6. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                           FOR THE YEAR                  FOR THE YEAR
                                                                              ENDED                         ENDED
                                                                          MARCH 31, 1998                MARCH 31, 1997
                                                                   ----------------------------   --------------------------
                                                                     SHARES          AMOUNT         SHARES         AMOUNT
                                                                   -----------   --------------   -----------   ------------
CLASS A SHARES*
Sold.............................................................      885,238   $   12,442,665       --             --
Reinvestment of dividends and distributions......................       47,429          606,606       --             --
Redeemed.........................................................      (30,000)        (424,056)      --             --
                                                                   -----------   --------------   -----------   ------------
Net increase - Class A...........................................      902,667       12,625,215       --             --
                                                                   -----------   --------------   -----------   ------------

CLASS B SHARES
Sold.............................................................   54,063,092      772,136,946    51,442,695   $677,741,563
Reinvestment of dividends and distributions......................   30,559,475      405,815,115    16,426,517    213,686,419
Redeemed.........................................................  (49,060,405)    (689,166,941)  (28,703,758)  (377,868,742)
                                                                   -----------   --------------   -----------   ------------
Net increase - Class B...........................................   35,562,162      488,785,120    39,165,454    513,559,240
                                                                   -----------   --------------   -----------   ------------

CLASS C SHARES*
Sold.............................................................      697,103        9,960,568       --             --
Reinvestment of dividends and distributions......................       40,593          516,939       --             --
Redeemed.........................................................      (64,169)        (887,746)      --             --
                                                                   -----------   --------------   -----------   ------------
Net increase - Class C...........................................      673,527        9,589,761       --             --
                                                                   -----------   --------------   -----------   ------------

CLASS D SHARES*
Sold.............................................................    1,378,903       19,481,908       --             --
Reinvestment of dividends and distributions......................       93,459        1,196,710       --             --
Redeemed.........................................................      (84,983)      (1,162,923)      --             --
                                                                   -----------   --------------   -----------   ------------
Net increase - Class D...........................................    1,387,379       19,515,695       --             --
                                                                   -----------   --------------   -----------   ------------
Net increase in Fund.............................................   38,525,735   $  530,515,791    39,165,454   $513,559,240
                                                                   ===========   ==============   ===========   ============

---------------------

 * For the period July 28, 1997 (issue date) through March 31, 1998.

7. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
NOTES TO FINANCIAL STATEMENTS MARCH 31, 1998, CONTINUED

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At March 31, 1998, there were outstanding forward contracts used to facilitate settlement of foreign currency denominated portfolio transactions.

8. OTHER

On January 29, 1998, the Board of Trustees of the Fund and of Dean Witter World Wide Investment Trust ("World Wide") approved a reorganization plan whereby World Wide would be merged into the Fund. This plan is subject to the consent of the World Wide shareholders. If approved, the assets of the Fund would be combined with the assets of World Wide and shareholders of World Wide would become shareholders of the Fund, receiving shares of the corresponding class of the Fund, equal to the value of their holdings in World Wide.

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                                         FOR THE
                                                                                                         PERIOD
                                                                                                        JUNE 30,
                                                                                                          1993*
                                                             FOR THE YEAR ENDED MARCH 31                 THROUGH
                                                  --------------------------------------------------    MARCH 31,
                                                   1998**++       1997         1996          1995         1994
-----------------------------------------------------------------------------------------------------------------
CLASS B SHARES

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period...........   $    13.30    $   12.86    $   11.41    $    10.81    $  10.00
                                                  ----------    ---------    ---------    ----------    ---------

Net investment income..........................         0.11         0.12         0.13          0.14        0.05
Net realized and unrealized gain...............         2.79         1.44         1.96          0.88        0.84
                                                  ----------    ---------    ---------    ----------    ---------

Total from investment operations...............         2.90         1.56         2.09          1.02        0.89
                                                  ----------    ---------    ---------    ----------    ---------

Less dividends and distributions from:
   Net investment income.......................        (0.12)       (0.13)       (0.15)        (0.14)      (0.05)
   Net realized gain...........................        (1.64)       (0.99)       (0.49)        (0.28)      (0.03)
                                                  ----------    ---------    ---------    ----------    ---------

Total dividends and distributions..............        (1.76)       (1.12)       (0.64)        (0.42)      (0.08)
                                                  ----------    ---------    ---------    ----------    ---------

Net asset value, end of period.................   $    14.44    $   13.30    $   12.86    $    11.41    $  10.81
                                                  ==========    =========    =========    ==========    ========
TOTAL INVESTMENT RETURN+.......................        23.41%       12.58%       18.77%         9.60%       8.89%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses.......................................         1.71%        1.75%        1.85%         1.97%       2.03%(2)

Net investment income..........................         0.80%        0.93%        1.05%         1.22%       0.66%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in millions.........       $3,812       $3,038       $2,434        $1,854      $1,121

Portfolio turnover rate........................           51%          40%          40%           32%         21%(1)

Average commission rate paid...................     $ 0.0272     $ 0.0289     $ 0.0311        --           --


---------------------

 *   Commencement of operations.
** Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated Class B shares.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS
                                       23

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
FINANCIAL HIGHLIGHTS, CONTINUED

                                                                         FOR THE PERIOD
                                                                         JULY 28, 1997*
                                                                            THROUGH
                                                                        MARCH 31, 1998++
----------------------------------------------------------------------------------------
CLASS A SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................................      $ 14.91
                                                                             ------
Net investment income.................................................         0.09
Net realized and unrealized gain......................................         0.62
                                                                             ------
Total from investment operations......................................         0.71
                                                                             ------
Less dividends and distributions from:
   Net investment income..............................................        (0.16)
   Net realized gain..................................................        (1.03)
                                                                             ------
Total dividends and distributions.....................................        (1.19)
                                                                             ------
Net asset value, end of period........................................      $ 14.43
                                                                             ======
TOTAL INVESTMENT RETURN+..............................................         5.77%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................         1.17%(2)
Net investment income.................................................         1.02%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................     $ 13,027
Portfolio turnover rate...............................................           51%
Average commission rate paid..........................................     $ 0.0272

CLASS C SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................................      $ 14.91
                                                                             ------
Net investment income.................................................         0.02
Net realized and unrealized gain......................................         0.62
                                                                             ------
Total from investment operations......................................         0.64
                                                                             ------
Less dividends and distributions from:
   Net investment income..............................................        (0.10)
   Net realized gain..................................................        (1.03)
                                                                             ------
Total dividends and distributions.....................................        (1.13)
                                                                             ------
Net asset value, end of period........................................      $ 14.42
                                                                             ------
                                                                             ------
TOTAL INVESTMENT RETURN+..............................................         5.26%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................         1.92%(2)
Net investment income.................................................         0.24%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................      $ 9,711
Portfolio turnover rate...............................................           51%
Average commission rate paid..........................................     $ 0.0272


---------------------

 *   The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS
                                       24

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
FINANCIAL HIGHLIGHTS, CONTINUED

                                                                         FOR THE PERIOD
                                                                         JULY 28, 1997*
                                                                            THROUGH
                                                                        MARCH 31, 1998++
----------------------------------------------------------------------------------------
CLASS D SHARES

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period..................................      $ 14.91
                                                                             ------

Net investment income.................................................         0.11

Net realized and unrealized gain......................................         0.62
                                                                             ------

Total from investment operations......................................         0.73
                                                                             ------

Less dividends and distributions from:
   Net investment income..............................................        (0.17)
   Net realized gain..................................................        (1.03)
                                                                             ------

Total dividends and distributions.....................................        (1.20)
                                                                             ------

Net asset value, end of period........................................      $ 14.44
                                                                             ======
TOTAL INVESTMENT RETURN+..............................................         5.97%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................         0.92%(2)

Net investment income.................................................         1.21%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................     $ 20,032

Portfolio turnover rate...............................................           51%

Average commission rate paid..........................................     $ 0.0272


---------------------

 *   The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dean Witter Global Dividend Growth Securities (the "Fund") at March 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1998 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036
MAY 8, 1998

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
FEDERAL TAX NOTICE (UNAUDITED)

                            1998 FEDERAL TAX NOTICE

For the year ended March 31, 1998, the Fund paid to shareholders the following per share amounts from long-term capital gains. These distributions are taxable as 28% rate gains or 20% rate gains, as indicated below:


                                                                                                PER SHARE
                                                                               -----------------------------------------------
                                                                                CLASS A      CLASS B     CLASS C     CLASS D
                                                                               ----------   ---------   ---------   ----------
Portion of long-term capital gains taxable as:
  28% rate gain................................................................  $ 0.14       $ 0.67      $ 0.14      $ 0.14
  20% rate gain................................................................    0.84         0.84        0.84        0.84
                                                                                  -----        -----       -----       -----
Total long-term capital gains..................................................  $ 0.98       $ 1.51      $ 0.98      $ 0.98


For the year ended March 31, 1998, 32.15% of the income dividends qualified for the dividends received deduction available to corporations. In addition, the Fund has elected, pursuant to Section 853 of the Internal Revenue Code, to pass through foreign taxes of $0.03 per share to its shareholders, of which 100% would be allowable as a credit. The Fund generated net foreign source income of $0.10 per share with respect to this election.

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo                                   Dean Witter
Edwin J. Garn                                            Global Dividend
John R. Haire                                            Growth Securities
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L Schroeder

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer
Barry Fink
Vice President, Secretary and General Counsel
Paul D. Vance
Vice President
Thomas F. Caloia
Treasurer

TRANSFER AGENT
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER                                       ANNUAL REPORT
Dean Witter InterCapital Inc.                            MARCH 31, 1998
Two World Trade Center
New York, New York 10048

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

[DEAN WITTER LOGO]



                                          D E A N  W I T T E R
                                          -------------------------------------
                                          R E T I R E M E N T  S E R I E S
                                          -------------------------------------
                                          O C T O B E R  3 1 , 1 9 9 7
                                          -------------------------------------
                                          P R O S P E C T U S   E N C L O S E D
                                          -------------------------------------

                        DEAN WITTER RETIREMENT SERIES

                            CROSS-REFERENCE SHEET

PART A
ITEM                         CAPTION PROSPECTUS
----                         ------------------
     1.      ..............  Cover Page
     2.      ..............  Summary of Fund Expenses; Prospectus Summary
     3.      ..............  Performance Information; Financial Highlights
     4.      ..............  Investment Objectives and Policies; The Fund and its
                              Management; Cover Page; Investment Restrictions;
                              Prospectus Summary; Financial Highlights
     5.      ..............  The Fund and Its Management; Back Cover;
                              Investment Objectives and Policies
     6.      ..............  Dividends, Distributions and Taxes; Additional
                              Information
     7.      ..............  Purchase of Fund Shares; Shareholder
                              Services; Repurchases and Redemptions;
                              Determination of Net Asset Value; Prospectus Summary
     8.      ..............  Repurchases and Redemptions; Shareholder Services
     9.      ..............  Not Applicable

PART B
ITEM                         STATEMENT OF ADDITIONAL INFORMATION
----                         -----------------------------------
    10.      ..............  Cover Page
    11.      ..............  Table of Contents
    12.      ..............  The Fund and Its Management
    13.      ..............  Investment Practices and Policies; Investment
                              Restrictions; Portfolio Transactions and Brokerage
    14.      ..............  The Fund and Its Management; Trustees and
                              Officers
    15.      ..............  The Fund and Its Management; Trustees and
                              Officers
    16.      ..............  The Fund and Its Management; Custodian and
                              Transfer Agent; Independent Accountants
    17.      ..............  Portfolio Transactions and Brokerage
    18.      ..............  Description of Shares; Principal Securities Holders
    19.      ..............  Repurchases and Redemptions; Shareholder Services;
                              Determination of Net Asset Value; Financial Statements
    20.      ..............  Dividends, Distributions and Taxes; Financial Statements
    21.      ..............  Purchase of Fund Shares

    22.      ..............  Performance Information
    23.      ..............  Experts; Financial Statements


PART C

   Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                      PROSPECTUS DATED OCTOBER 31, 1997

                        DEAN WITTER RETIREMENT SERIES

   TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048 (212) 392-2550 OR (800)
                             869-NEWS (TOLL-FREE)

   DEAN WITTER RETIREMENT SERIES (the "Fund") is an open-end, no-load, management investment company which provides a selection of investment portfolios for institutional and individual investors participating in various employee benefit plans and Individual Retirement Account rollover plans. Each Series has its own investment objective and policies. Shares of the Fund are sold and redeemed at net asset value without the imposition of a sales charge. Dean Witter Distributors Inc., the Fund's Distributor (the "Distributor"), and any of its affiliates are authorized, in accordance with a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, entered into by the Fund with the Distributor and Dean Witter Reynolds Inc., to make payments, out of their own resources, for expenses incurred in connection with the promotion of distribution of shares of the Fund.

   The LIQUID ASSET SERIES seeks high current income, preservation of capital and liquidity by investing in corporate and government money market instruments.

   The U.S. GOVERNMENT MONEY MARKET SERIES seeks security of principal, high current income and liquidity by investing primarily in money market instruments which are issued and/or guaranteed, as to principal and interest, by the U.S. Government, its agencies or instrumentalities.

   The U.S. GOVERNMENT SECURITIES SERIES seeks high current income consistent with safety of principal by investing in a diversified portfolio of obligations issued and/or guaranteed by the U.S. Government or its instrumentalities.

   The INTERMEDIATE INCOME SECURITIES SERIES seeks high current income consistent with safety of principal by investing primarily in intermediate term, investment grade fixed-income securities.

   The AMERICAN VALUE SERIES seeks long-term growth consistent with an effort to reduce volatility by investing principally in common stock of companies in industries which, at the time of the investment, are believed to be attractively valued given their above average relative earnings growth potential at that time.

   The CAPITAL GROWTH SERIES seeks long-term capital growth by investing primarily in common stocks selected through utilization of a computerized screening process.

   The DIVIDEND GROWTH SERIES seeks to provide reasonable current income and long-term growth of income and capital by investing primarily in the common stock of companies with a record of paying dividends and the potential for increasing dividends.

   The STRATEGIST SERIES seeks to maximize its total return by actively allocating its assets among the major asset categories of equity securities, fixed-income securities and money market instruments.

   The UTILITIES SERIES seeks to provide current income and long-term growth of income and capital by investing in equity and fixed-income securities of companies in the public utilities industry.

   The VALUE-ADDED MARKET SERIES' investment objective is to achieve a high level of total return on its assets through a combination of capital appreciation and current income. It seeks to achieve this objective by investing, on an equally-weighted basis, in a diversified portfolio of common stocks of the companies which are represented in the Standard & Poor's 500 Composite Stock Price Index.

   The GLOBAL EQUITY SERIES' investment objective is to achieve a high level of total return on its assets, primarily through long-term capital growth and, to a lesser extent, from income. It seeks to achieve this objective through investments in all types of common stocks and equivalents, preferred stocks and bonds and other debt obligations of domestic and foreign companies and governments and international organizations.

   AN INVESTMENT IN THE LIQUID ASSET, U.S. GOVERNMENT MONEY MARKET AND/OR U.S. GOVERNMENT SECURITIES SERIES IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT THE LIQUID ASSET OR U.S. GOVERNMENT MONEY MARKET SERIES WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

   SHARES OF SERIES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

   The availability of the various methods of purchase and redemption of shares of the Fund and other shareholder services will be governed by the parameters set forth in the investor's employee benefit plan.

   This Prospectus sets forth concisely the information you should know before investing in the Fund. It should be read and retained for future reference. Additional information about the Fund is contained in the Statement of Additional Information, dated October 31, 1997, which has been filed with the Securities and Exchange Commission, and which is available at no charge upon request of the Fund at the address or telephone numbers listed above. The Statement of Additional Information is incorporated herein by reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              TABLE OF CONTENTS

Prospectus Summary/2
Summary of Fund Expenses/6
Financial Highlights/8
The Fund and its Management/12
Investment Objectives and Policies/13
 Liquid Asset Series/13
 U.S. Government Money Market Series/15
 U.S. Government Securities Series/16
 Intermediate Income Securities Series/19
 American Value Series/20
 Capital Growth Series/21
 Dividend Growth Series/22
 Strategist Series/23
 Utilities Series/24
 Value-Added Market Series/26
 Global Equity Series/27
 General Investment Techniques/28
Investment Restrictions/37
Determination of Net Asset Value/39
Purchase of Fund Shares/40
Shareholder Services/41
Redemptions and Repurchases/43
Dividends, Distributions and Taxes/45
Performance Information/46
Additional Information/47

PROSPECTUS SUMMARY
--------------------------------------------------------------------------------------------------------------
The             The Fund is organized as a Trust, commonly known as a Massachusetts business trust, and is an
Fund            open-end management investment company. The Fund is comprised of eleven separate Series: the
                Liquid Asset Series, the U.S. Government Money Market Series, the U.S. Government Securities
                Series, the Intermediate Income Securities Series, the American Value Series, the Capital Growth
                Series, the Dividend Growth Series, the Strategist Series, the Utilities Series, the Value-Added
                Market Series, and the Global Equity Series (see page 12). The Trustees of the Fund may establish additional Series at any time.
-----------------------------------------------------------------------------------------------------------------
Shares          Each Series is managed for investment purposes as if it were a separate fund issuing a separate
Offered         class of shares of beneficial interest, with $0.01 par value. The assets of each Series are segregated, so that an interest in the Fund is limited to the assets of the Series in which shares are held and shareholders are each entitled to a pro rata share of all dividends and distributions arising from the net income and capital gains, if any, on the investments of such Series (see page
                47).
-----------------------------------------------------------------------------------------------------------------
Offering        The price of the shares of each Series of the Fund offered by this Prospectus is determined once
Price           daily as of 4:00 p.m., New York time (or, on days when the New York Stock Exchange closes prior to
                4:00 p.m., at such earlier time), on each day that the New York Stock Exchange is open, and is equal to the net asset value per share without a sales charge (see page 39). Purchases are limited to institutional and individual investors participating in various employee benefit plans and
                Individual Retirement Account ("IRA") rollover plans; there is no minimum initial or subsequent purchase. The Fund and/or the Distributor reserve the right to permit purchases by non-employee benefit plan investors.

                                       2


-----------------------------------------------------------------------------------------------------------------
Investment      Each Series has distinct investment objectives and policies, and is subject to various investment
Objectives and  restrictions, some of which apply to all Series. The Liquid Asset Series seeks high current
Policies        income, preservation of capital and liquidity by investing in the following money market instruments: U.S. Government securities, obligations of U.S. regulated banks and savings institutions having total assets of more than $1 billion, or less than $1 billion if such are fully federally insured as to principal (the interest may not be insured) and high grade corporate debt obligations maturing in thirteen months or less (see pages 13-15). The U.S. Government Money
                Market Series seeks security of principal, high current income and liquidity by investing primarily in money market instruments maturing in thirteen months or less which are issued and/or guaranteed, as to principal and interest, by the U.S. Government, its agencies or instrumentalities (see pages 15-16). The U.S. Government Securities Series seeks high current income consistent with safety of principal by investing in a diversified portfolio of obligations issued and/or guaranteed by the U.S. Government or its instrumentalities (see pages 16-19). The
                Intermediate Income Securities Series seeks high current income consistent with safety of principal by investing primarily in intermediate term, investment grade fixed-income securities
                (see pages 19-20). The American Value Series seeks long-term growth consistent with an effort to reduce volatility by investing primarily in common stock of companies in industries which, at the time of the investment, are believed to be attractively valued given their above average relative earnings growth potential at that time (see pages 20-21). The Capital Growth Series seeks long-term capital growth by investing primarily in common stocks selected through utilization of a computerized screening process (see pages 21-22). The Dividend Growth Series seeks to provide reasonable current income and long-term growth of income and capital by investing primarily in the common stock of companies with a record of paying dividends and the potential for increasing dividends (see pages 22-23). The Strategist Series seeks to maximize its total return by actively allocating its assets among the major asset categories of equity securities, fixed-income securities and money market instruments (see pages 23-24). The Utilities Series seeks to provide current income and long-term growth of income and capital by investing in equity and fixed-income securities of companies in the public utilities industry. The Utilities Series will concentrate its investments in the electric utilities industry (see pages 24-26). The Value-Added Market
                Series' investment objective is to achieve a high level of total return on its assets through a combination of capital appreciation and current income. It seeks to achieve this objective by investing, on an equally-weighted basis, in a diversified portfolio of common stocks of the companies which are represented in the Standard & Poor's 500 Composite Stock Price Index (see
                pages 26-27). The Global Equity Series' investment objective is a high level of total return on its assets primarily through long-term capital growth and, to a lesser extent, from income. It seeks to achieve this objective through investments in all types of common stocks and equivalents
                (such as convertible securities and warrants), preferred stocks and bonds and other debt obligations of domestic and foreign companies and governments and international organizations
                (see pages 27-28).
-----------------------------------------------------------------------------------------------------------------
Investment      Dean Witter InterCapital Inc. ("InterCapital" or the "Investment Manager"), the Investment Manager
Manager         of the Fund, and its wholly-owned subsidiary, Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to one hundred and two investment companies and other portfolios with assets of approximately $102.3 billion at September
                30, 1997 (see page 12).
-----------------------------------------------------------------------------------------------------------------
Management      The Investment Manager receives monthly fees at the following annual rates of the daily net assets
Fees            of the respective Series of the Fund: Liquid Asset Series--0.50%; U.S. Government Money Market
                Series--0.50%; U.S. Government Securities Series--0.65%; Intermediate Income Securities
                Series--0.65%; American Value Series--0.85%; Capital Growth Series--0.85%; Dividend Growth
                Series--0.75%; Strategist Series--0.85%; Utilities Series--0.75%; Value-Added Market
                Series--0.50%; and Global Equity Series--1.0%. The management fees for the American Value, Capital
                Growth, Dividend Growth, Strategist, Utilities and Global Equity Series are higher than those paid by most investment companies.

                                       3

-----------------------------------------------------------------------------------------------------------------
Dividends and   The Liquid Asset Series and the U.S. Government Money Market Series declare and reinvest all
Capital Gains   dividends daily and pay cash dividends monthly; the U.S. Government Securities Series and the
Distributions   Intermediate Income Securities Series declare dividends from net investment income daily and pay such dividends monthly; the Dividend Growth Series and the Utilities Series declare and pay dividends from net investment income quarterly; the American Value Series, the Capital Growth
                Series, the Strategist Series, the Value-Added Market Series and the Global Equity Series declare and pay dividends from net investment income at least once each year. Each Series of the Fund makes capital gains distributions, if any, at least annually. All dividends and distributions are automatically reinvested in additional shares at net asset value unless the shareholder elects to receive cash (see pages 45-46).
-----------------------------------------------------------------------------------------------------------------
Distributor     Dean Witter Distributors Inc. is the distributor of the Fund's shares. The Distributor and Dean
                Witter Reynolds Inc. have entered into a Plan of Distribution pursuant to Rule 12b-1 under the
                Investment Company Act of 1940, as amended (the "Act"), with the Fund, authorizing the Distributor and any of its affiliates to make payments, out of their resources, for expenses incurred in connection with the promotion of distribution of the Fund's shares (see pages 40-41).
-----------------------------------------------------------------------------------------------------------------
Redemption      Shares of the Fund may be redeemed at their net asset value (see pages 43-45).
-----------------------------------------------------------------------------------------------------------------
Shareholder     Automatic Investment of Dividends and Distributions (unless otherwise requested); Systematic
Services        Payroll Deduction Plan; Exchange Privilege; Systematic Withdrawal Plan (see pages 41-43).
-----------------------------------------------------------------------------------------------------------------
Risks           The Liquid Asset Series invests solely in U.S. Government securities, high quality corporate debt obligations and obligations of banks and savings and loan associations having assets of $1 billion or more and certificates of deposit which are fully insured as to principal; consequently, the portfolio securities of the Series are subject to minimal risk of loss of income and principal.
                However, the investor is directed to the discussions of "repurchase agreements" (page 28) and
                "reverse repurchase agreements" (page 28) concerning any risks associated with these investment techniques. The U.S. Government Money Market Series invests principally in high quality, short-term fixed-income securities issued or guaranteed as to principal and interest by the U.S.
                Government, its agencies or instrumentalities. Such securities are subject to minimal risk of loss of income and principal. However, shareholders should also refer to the discussions of "repurchase agreements" (page 28), "when-issued and delayed delivery securities and forward commitments" (page
                28) and "reverse repurchase agreements" (page 28). The U.S. Government Securities Series invests only in obligations issued or guaranteed by the U.S. Government which are subject to minimal risk of loss of income and principal. The value of the securities holdings of the U.S. Government
                Securities Series and, thereby, the net asset value of its shares, may increase or decrease due to various factors, principally changes in prevailing interest rates. Generally, a rise in interest rates will result in a decrease in the net asset value per share. In addition, the average life of certain of the securities held in the U.S. Government Securities Series (e.g., GNMA Certificates)
                may be shortened by prepayments or refinancings of the mortgage pools underlying such securities
                (pages 16-19). Such prepayments may have an impact on dividends paid by the U.S. Government
                Securities Series. Shareholders should also refer to the discussions of "repurchase agreements,"
                "when-issued and delayed delivery securities and forward commitments" and "zero coupon securities"
                (pages 28-29). The net asset value of the shares of the Intermediate Income Securities Series will fluctuate with changes in the market value of its securities holdings. The Series may invest in securities rated "BBB" by Standard & Poor's Corporation or "Baa" by Moody's Investors Service,
                Inc., which securities have speculative characteristics. Shareholders should also refer to the discussions of "when-issued and delayed delivery securities and forward commitments" (page 28),
                "when, as and if issued securities" (page 29), "zero coupon securities" (page 29) and "reverse repurchase agreements" (page 28). The American Value Series' emphasis on attractive industries may run contrary to general market assessments and may involve risks associated with departure from typical S&P 500 industry weightings. It should be recognized that the American Value Series'
                investments in small and medium-capitalization companies involves greater risk than is customarily associated with

                                       4


-----------------------------------------------------------------------------------------------------------------
                investing in larger, more established companies. Shareholders should also refer to the discussions of "repurchase agreements" (page 28), "when, as and if issued securities" (page 29) and "warrants"
                (page 29). The net asset value of the shares of the Capital Growth Series will fluctuate with changes in the market value of its portfolio securities. The Capital Growth Series may purchase foreign, when-issued and delayed delivery, and when, as and if issued securities, and futures and options, which may be considered speculative in nature and may involve greater risks than those customarily assumed by other investment companies which do not invest in such instruments (pages
                28-36). The net asset value of the shares of the Dividend Growth Series will fluctuate with changes in the market value of its securities holdings. Dividends payable by the Dividend Growth
                Series will vary in relation to the amounts of dividends and interest paid by its securities holdings. Shareholders should also refer to the discussions of "repurchase agreements" (page 28),
                "when, as and if issued securities" (page 29) and "warrants" (page 29). The net asset value of the shares of Strategist Series will fluctuate with changes in the market value of its portfolio securities. The level of income payable to the investor will vary depending upon the market allocation determined by the Investment Manager and with various market determinants such as interest rates. The Series may make various investments and may engage in various investment strategies including options and futures transactions (pages 28-36), when-issued and delayed delivery securities and forward commitments (page 28), when, as and if issued securities (page 28)
                and repurchase agreements (page 28). The Strategist Series is "non-diversified" and is therefore not subject to the diversification requirements of the Act. This non-diversified status allows the
                Strategist Series to increase its investment in the securities of an individual issuer, and, thereby, subjects the Series to greater exposure to any risks pertaining to investment in the issuer's securities (page 23). The net asset value of the shares of the Utilities Series fluctuates with changes in the market value of its securities holdings. The public utilities industry has certain characteristics and risks, and developments within that industry will have an impact on the Utilities Series. The value of public utility debt securities (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates. Shareholders should also refer to the discussions of "repurchase agreements" (page 28),
                "when-issued and delayed delivery securities and forward commitments" (page 28), "when, as and if issued securities" (page 28), "zero coupon securities" (page 29), and "foreign securities" (pages
                31-32). The net asset value of the shares of the Value-Added Market Series will fluctuate with changes in the market value of its securities holdings. Dividends payable by the Value-Added
                Market Series will vary in relation to the amounts of income paid by its securities holdings.
                Shareholders should also refer to the discussion of "repurchase agreements" (page 28) and "options and futures transactions" (pages 33-36). The Global Equity Series is intended for long-term investors who can accept the risks involved in investments in the securities of companies and countries located throughout the world. It should be recognized that investing in such securities involves different and perhaps greater risks than are customarily associated with securities of domestic companies or trading in domestic markets. In addition, shareholders should consider risks inherent in an international portfolio, including exchange fluctuations and exchange controls, and certain of the investment policies which the Global Equity Series may employ, including transactions in forward foreign currency exchange contracts (see pages 31-33). Moreover, the expenses of the Global Equity Series are likely to be greater than those incurred by other Series in the Fund and other investment companies which invest primarily in securities of domestic issuers. The Intermediate Income Securities, American Value, Capital Growth, Strategist,
                Utilities, Value-Added Market and Global Equity Series may write call options on securities held in their portfolios without limit (see pages 33-35). Certain of the Series of the Fund may experience high portfolio turnover rates with corresponding higher transaction expenses and potentially adverse tax consequences. See "Portfolio Trading" (pages 36-37).

SUMMARY OF FUND EXPENSES
-----------------------------------------------------------------------------

The following table illustrates all expenses and fees that a shareholder of the Fund will incur. The expenses and fees set forth in the table are for the fiscal year ended July 31, 1997.

Shareholder Transaction Expenses (for each Series)

Maximum Sales Charge Imposed on Purchases................   None
Maximum Sales Charge Imposed on Reinvested Dividends ....   None
Deferred Sales Charge....................................   None
Redemption Fees..........................................   None
Exchange Fee.............................................   None

Annual Operating Expenses (as a Percentage of Average Net Assets for the year ended July 31, 1997)*


                                                                          Intermediate
                                        U.S. Government U.S. Government      Income      American    Capital
                         Liquid Asset    Money Market      Securities      Securities      Value     Growth
                            Series          Series           Series          Series       Series     Series
                            ------          ------           ------          ------       ------     ------
Management Fees*
 (after fee waiver) ...      0.46%           0.30%            0.10%           0.00%        0.64%      0.0 %
12b-1 Fees.............      0.0             0.0              0.0             0.0          0.0        0.0
Other Expenses*
 (after expense
 assumption)...........      0.54            0.70             0.90            1.00         0.36       1.00
Total Series Operating
 Expenses..............      1.00            1.00             1.00            1.00         1.00       1.00


                         Dividend                              Value-Added
                          Growth     Strategist   Utilities      Market      Global Equity
                          Series       Series       Series       Series          Series
                          ------       ------       ------       ------          ------
Management Fees*
 (after fee waiver) ...    0.75%        0.45%        0.00%        0.48%           0.15%
12b-1 Fees.............    0.0          0.0          0.0          0.0             0.0
Other Expenses*
 (after expense
 assumption)...........    0.22         0.55         1.00         0.52            0.85
Total Series Operating
 Expenses..............    0.97         1.00         1.00         1.00            1.00

   *Pursuant to an undertaking, the Investment Manager assumed all expenses relating to each Series' operations (except for any brokerage fees and a portion of organizational expenses) and waived the compensation provided for in its Management Agreement with respect to each Series until December 31, 1995. The Investment Manager has undertaken to continue to assume, until December 31, 1997, such expenses and to waive the compensation provided for in its Management Agreement with respect to each Series to the extent that such expenses and compensation on an annualized basis exceed 1.00% of the daily net assets of the Series.

Example

   You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:


                                                              Intermediate
                            U.S. Government U.S. Government      Income      American    Capital
             Liquid Asset    Money Market      Securities      Securities      Value     Growth
                Series          Series           Series          Series       Series     Series
            -------------- ---------------  --------------- --------------  ---------- ---------
1 year.....      $ 10            $ 10             $ 10            $ 10         $ 10       $ 10
3 years....        32              32               32              32           32         32
5 years....        55              55               55              55           55         55
10 years ..       122             122              122             122          122        122


             Dividend                              Value-Added
              Growth     Strategist   Utilities      Market      Global Equity
              Series       Series       Series       Series          Series
            ---------- ------------  ----------- -------------  ---------------
1 year.....    $ 10         $ 10         $ 10         $ 10            $ 10
3 years....      31           32           32           32              32
5 years....      54           55           55           55              55
10 years ..     119          122          122          122             122

   THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES OF THE FUND MAY BE GREATER OR LESS THAN THOSE SHOWN.

   "Management Fees" (after fee waiver) and "Other Expenses" (after expense assumption) have been restated to reflect current fees and expenses.

   If administrative services are performed by Dean Witter Trust FSB ("DWT"), the Fund's Transfer and Dividend Disbursing Agent and an affiliate of the Investment Manager, on behalf of an employee benefit plan, it may charge fees for such services which are negotiated between each employee benefit plan and DWT.

   It is estimated that total operating expenses for each Series for the fiscal year ending July 31, 1998, assuming no waiver of management fees or assumption of expenses, and calculated using average net assets for the year ended July 31, 1997, would be:

                                                                          Intermediate
                                        U.S. Government U.S. Government      Income      American    Capital
                         Liquid Asset    Money Market      Securities      Securities      Value     Growth
                            Series          Series           Series          Series       Series     Series
                        -------------- ---------------  --------------- --------------  ---------- ---------
Management Fees........      0.50%           0.50%            0.65%           0.65%        0.85%      0.85%
12b-1 Fees.............      0.0             0.0              0.0             0.0          0.0        0.0
Other Expenses.........      0.54            0.70             0.90            1.35         0.36       2.31
Total Series Operating
 Expenses..............      1.04            1.20             1.55            2.00         1.21       3.16


                         Dividend                              Value-Added
                          Growth     Strategist   Utilities      Market      Global Equity
                          Series       Series       Series       Series          Series
                        ---------- ------------  ----------- -------------  ---------------
Management Fees........    0.75%        0.85%        0.75%        0.50%           1.00%
12b-1 Fees.............    0.0          0.0          0.0          0.0             0.0
Other Expenses.........    0.22         0.55         1.03         0.52            0.85
Total Series Operating
 Expenses..............    0.97         1.40         1.78         1.02            1.85

   The purpose of these tables is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "The Fund and its Management."

FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------

The following ratios and per share data for a share of beneficial interest outstanding throughout each period have been audited by Price Waterhouse LLP, independent accountants. The financial highlights should be read in conjunction with the financial statements, notes thereto, and the unqualified report of independent accountants which are contained in the Statement of Additional Information. Further information about the performance of the Fund's Series is contained in the Fund's Annual Report to Shareholders, which may be obtained without charge upon request to the Fund.

                                           NET
             NET ASSET                  REALIZED                                                      TOTAL
    YEAR       VALUE         NET           AND       TOTAL FROM     DIVIDENDS     DISTRIBUTIONS     DIVIDENDS
   ENDED     BEGINNING    INVESTMENT   UNREALIZED    INVESTMENT        TO              TO              AND
  JULY 31    OF PERIOD      INCOME     GAIN (LOSS)   OPERATIONS   SHAREHOLDERS    SHAREHOLDERS    DISTRIBUTIONS
----------  ----------- ------------  ------------ ------------  -------------- ---------------  ---------------
LIQUID ASSET
1993 (1)       $ 1.00       $0.02          --          $ 0.02        $(0.02)           --             $(0.02)
1994             1.00        0.03          --            0.03         (0.03)           --              (0.03)
1995             1.00        0.06          --            0.06         (0.06)           --              (0.06)
1996             1.00        0.05          --            0.05         (0.05)           --              (0.05)
1997             1.00        0.05          --            0.05         (0.05)           --              (0.05)
U.S. GOVERNMENT MONEY MARKET
1993 (2)         1.00          --++        --            --            --              --               --
1994             1.00        0.03          --            0.03         (0.03)           --              (0.03)
1995             1.00        0.06          --            0.06         (0.06)           --              (0.06)
1996             1.00        0.05          --            0.05         (0.05)           --              (0.05)
1997             1.00        0.04          --            0.04         (0.04)           --              (0.04)
U.S. GOVERNMENT SECURITIES
1993 (3)        10.00        0.19        $ 0.07          0.26         (0.20)           --              (0.20)
1994            10.06        0.44         (0.50)        (0.06)        (0.44)           --              (0.44)
1995             9.56        0.56          0.15          0.71         (0.56)           --              (0.56)
1996             9.71        0.55         (0.12)         0.43         (0.55)           --              (0.55)
1997             9.59        0.56          0.34          0.90         (0.56)         $(0.02)           (0.58)
INTERMEDIATE INCOME SECURITIES
1993 (4)        10.00        0.19         (0.02)         0.17         (0.19)           --              (0.19)
1994             9.98        0.60         (0.57)         0.03         (0.60)           --              (0.60)
1995             9.41        0.61          0.22          0.83         (0.61)           --              (0.61)
1996             9.63        0.59         (0.21)         0.38         (0.59)          (0.01)           (0.60)
1997             9.41        0.53          0.26          0.79         (0.53)           --              (0.53)
AMERICAN VALUE
1993 (5)        10.00        0.06         (0.01)         0.05          --              --               --
1994            10.05        0.03         (0.09)        (0.06)        (0.02)          (0.04)           (0.06)
1995             9.93        0.14          3.15          3.29         (0.12)           --              (0.12)
1996            13.10        0.09          1.17          1.26         (0.15)          (1.13)           (1.28)
1997            13.08        0.02          5.12          5.14         (0.04)          (1.22)           (1.26)

------------
*       After application of the Fund's expense limitation.
+ Calculated based on the net asset value as of the last business day of the period.
++      Includes dividends from net investment income of $0.004 per share.
(a)     Not annualized.
(b)     Annualized.

Commencement of operations:
(1)     December 30, 1992.     (4) January 12, 1993.
(2)     January 20, 1993.      (5) February 1, 1993.
(3)     January 8, 1993.

                                            RATIOS TO AVERAGE         RATIOS TO AVERAGE NET
                                                NETASSETS                    ASSETS
                                          (BEFORE EXPENSES WERE       (AFTER EXPENSES WERE
                                                 ASSUMED)                   ASSUMED)
                                        -------------------------- --------------------------
 NET ASSET                  NET ASSETS
    VALUE        TOTAL        END OF                      NET                        NET       PORTFOLIO     AVERAGE
   END OF     INVESTMENT      PERIOD                  INVESTMENT                 INVESTMENT     TURNOVER    COMMISSION
   PERIOD       RETURN+      (000'S)      EXPENSES   INCOME (LOSS)   EXPENSES   INCOME (LOSS)     RATE      RATE PAID
-----------  ------------ ------------  ----------- -------------  ----------- -------------  ----------- ------------
   $ 1.00         1.77%(a)   $ 1,081        1.30%(b)      0.53%(b)     0.14%(b)     3.02%(b)      N/A            N/A
     1.00         3.48         1,524        2.50*         0.99          --          3.49          N/A            N/A
     1.00         5.90        35,631        1.16          4.96          --          6.12          N/A            N/A
     1.00         5.44        42,753        0.65          5.05         0.33         5.37          N/A            N/A
     1.00         4.57        21,213        1.04          4.43         1.00         4.47          N/A            N/A

     1.00         0.42 (a)       125        2.50* (b)    (0.95)(b)     2.13 (b)     0.83 (b)      N/A            N/A
     1.00         3.52           555        2.50*         0.82          --          3.32          N/A            N/A
     1.00         5.86        10,695        2.50*         3.62          --          6.12          N/A            N/A
     1.00         5.23         6,628        0.82          4.75         0.37         5.21          N/A            N/A
     1.00         4.51         4,041        1.20          4.17         1.00         4.37          N/A            N/A

    10.06         2.60 (a)     1,756        1.81 (b)      0.33 (b)     0.18 (b)     3.66 (b)      --             N/A
     9.56        (0.69)        2,954        2.50*         1.96          --          4.46           29 %          N/A
     9.71         7.72         4,209        2.36          3.49          --          5.85           14            N/A
     9.59         4.49         8,651        1.48          4.70         0.63         5.55           47            N/A
     9.91         9.70        10,496        1.55          5.24         1.00         5.79           89            N/A

     9.98         1.67 (a)       182        2.50* (b)     1.00 (b)     1.62 (b)     3.50 (b)      --             N/A
     9.41         0.26           460        2.50*         3.64          --          6.14           40            N/A
     9.63         9.22           994        2.50*         4.08          --          6.58           37            N/A
     9.41         3.95         4,172        1.58          5.01         0.72         5.87          142            N/A
     9.67         8.63         2,456        2.00          4.50         1.00         5.50          132            N/A

    10.05         0.50 (a)       308        2.50*(b)     (0.66)(b)     0.74 (b)     1.10 (b)      121 (a)       --
     9.93        (0.59)        6,841        2.50*        (0.81)         --          1.69          136           --
    13.10        33.48        22,581        1.42          0.39          --          1.81          234           --
    13.08         9.83        40,321        1.18          0.23         0.65         0.76          301        $0.0543
    16.96        41.62        54,214        1.21         (0.11)        1.00         0.10          261         0.0552

FINANCIAL HIGHLIGHTS Continued
-----------------------------------------------------------------------------

The following ratios and per share data for a share of beneficial interest outstanding throughout each period have been audited by Price Waterhouse LLP, independent accountants. The financial highlights should be read in conjunction with the financial statements, notes thereto, and the unqualified report of independent accountants which are contained in the Statement of Additional Information. Further information about the performance of the Fund's Series is contained in the Fund's Annual Report to Shareholders, which may be obtained without charge upon request to the Fund.

                                            NET
             NET ASSET                   REALIZED                                                      TOTAL
    YEAR       VALUE          NET           AND       TOTAL FROM                   DISTRIBUTIONS     DIVIDENDS
   ENDED     BEGINNING    INVESTMENT    UNREALIZED    INVESTMENT   DIVIDENDS TO         TO              AND
  JULY 31    OF PERIOD   INCOME (LOSS)  GAIN (LOSS)   OPERATIONS   SHAREHOLDERS    SHAREHOLDERS    DISTRIBUTIONS
----------  ----------- -------------  ------------ ------------  -------------- ---------------  ---------------
CAPITAL GROWTH
1993 (4)       $10.00       $(0.02)       $(1.10)       $(1.12)         --              --               --
1994             8.88         0.13          0.45          0.58        $(0.04)           --             $(0.04)
1995             9.42         0.10          1.77          1.87         (0.12)           --              (0.12)
1996            11.17         0.07          1.55          1.62         (0.11)         $(0.07)           (0.18)
1997            12.61        (0.03)         5.41          5.38         (0.01)          (0.32)           (0.33)
DIVIDEND GROWTH
1993 (1)        10.00         0.13          0.58          0.71         (0.10)           --              (0.10)
1994            10.61         0.28          0.37          0.65         (0.23)          (0.01)           (0.24)
1995            11.02         0.34          2.13          2.47         (0.31)          (0.10)           (0.41)
1996            13.08         0.32          1.76          2.08         (0.36)          (0.19)           (0.55)
1997            14.61         0.33          5.60          5.93         (0.33)          (0.52)           (0.85)
UTILITIES
1993 (2)        10.00         0.19          1.30          1.49         (0.14)           --              (0.14)
1994            11.35         0.37         (0.95)        (0.58)        (0.34)          (0.01)           (0.35)
1995            10.42         0.42          0.80          1.22         (0.37)          (0.02)           (0.39)
1996            11.25         0.38          0.61          0.99         (0.45)           --              (0.45)
1997            11.79         0.41          1.90          2.31         (0.32)           --              (0.32)
VALUE-ADDED MARKET
1993 (3)        10.00         0.05          0.02          0.07         (0.04)           --              (0.04)
1994            10.03         0.24          0.65          0.89         (0.11)           --              (0.11)
1995            10.81         0.21          2.16          2.37         (0.26)          (0.12)           (0.38)
1996            12.80         0.25          1.17          1.42         (0.22)          (0.07)           (0.29)
1997            13.93         0.21          5.58          5.79         (0.25)          (0.63)           (0.88)
GLOBAL EQUITY
1993 (2)        10.00         0.07         (0.03)         0.04          --              --               --
1994            10.04         0.08          0.58          0.66         (0.05)           --              (0.05)
1995            10.65         0.14          0.49          0.63         (0.11)           --              (0.11)
1996            11.17         0.09          0.71          0.80         (0.18)           --              (0.18)
1997            11.79         0.09          2.98          3.07         (0.06)          (0.32)           (0.38)
STRATEGIST
1993 (1)        10.00         0.06         (0.23)        (0.17)         --              --               --
1994             9.83         0.23         (0.20)         0.03         (0.13)           --              (0.13)
1995             9.73         0.24          1.49          1.73         (0.18)           --              (0.18)
1996            11.28         0.25          1.63          1.88         (0.34)          (0.22)           (0.56)
1997            12.60         0.37          2.96          3.33         (0.28)          (0.48)           (0.76)

------------
*       After application of the Fund's expense limitation.
+ Calculated based on the net asset value as of the last business day of the period.
(a)     Not annualized.
(b)     Annualized.

Commencement of operations:
(1)     January 7, 1993.
(2)     January 8, 1993.
(3)     February 1, 1993.
(4)     February 2, 1993.

                                           RATIOS TO AVERAGE NET      RATIOS TO AVERAGE NET
                                                   ASSETS                     ASSETS
                                           (BEFORE EXPENSES WERE       (AFTER EXPENSES WERE
                                                  ASSUMED)                   ASSUMED)
                                         -------------------------- -------------------------
 NET ASSET                   NET ASSETS
    VALUE        TOTAL         END OF                      NET                       NET       PORTFOLIO     AVERAGE
   END OF      INVESTMENT      PERIOD                  INVESTMENT                INVESTMENT     TURNOVER    COMMISSION
   PERIOD       RETURN+       (000'S)      EXPENSES   INCOME (LOSS)  EXPENSES   INCOME (LOSS)     RATE      RATE PAID
-----------  ------------- ------------  ----------- -------------  ---------- -------------  ----------- ------------

   $ 8.88        (11.20)%(a)  $    135       2.50%*(b)    (1.01)%(b)   1.97%(b)     (0.47)%(b)      2%(a)       --
     9.42          6.57            215       2.50*        (0.98)        --           1.52          11           --
    11.17         20.08            678       2.50*        (1.07)        --           1.43          20           --
    12.61         14.58          1,988       2.50*        (1.24)       0.76          0.50          68        $0.0536
    17.66         43.46          3,670       3.16         (2.38)       1.00         (0.22)        147         0.0575

    10.61          7.11  (a)     2,417       2.50* (b)     0.61  (b)   0.16 (b)      2.89  (b)      7 (a)       --
    11.02          6.13         12,821       1.51          1.78         --           3.29          13           --
    13.08         23.07         35,404       1.14          2.34         --           3.48          29           --
    14.61         16.09         69,763       1.00          2.07        0.63          2.44          18         0.0526
    19.69         41.92        115,312       0.97          1.92        0.97          1.92          31         0.0537

    11.35         14.98  (a)     1,334       2.50* (b)     1.59  (b)   0.30 (b)      3.79  (b)      8 (a)       --
    10.42         (5.23)         3,860       2.50*         1.62         --           4.14           5           --
    11.25         12.16          5,380       1.91          2.41         --           4.32          24           --
    11.79          8.76          7,593       1.52          2.31        0.62          3.20          17         0.0508
    13.78         19.87          5,391       1.78          1.85        1.00          2.63          89         0.0508

    10.03          0.71  (a)       640       2.50* (b)    (0.16) (b)   0.92 (b)      1.42  (b)      1 (a)       --
    10.81          8.89          5,133       1.82          0.70         --           2.53           8           --
    12.80         22.65         14,080       1.22          1.33         --           2.55           7           --
    13.93         11.19         20,379       0.78          1.58        0.47          1.89           8         0.0300
    18.84         43.12         23,780       1.02          1.04        1.00          1.07          23         0.0300

    10.04          0.40  (a)       322       2.50* (b)    (0.90) (b)   1.00 (b)      1.77  (b)    --            --
    10.65          6.54          2,020       2.50*         0.09         --           2.41           8           --
    11.17          6.08          7,286       2.25          0.48         --           2.73          55           --
    11.79          7.26         11,685       1.73         (0.15)       0.66          0.92          95         0.0500
    14.48         26.66         19,797       1.85         (0.01)       1.00          0.84          80         0.0348

     9.83         (1.70) (a)       551       2.50* (b)    (0.19) (b)   0.64 (b)      1.67  (b)     26 (a)       --
     9.73          0.12          1,276       2.50*         0.70         --           3.20          57           --
    11.28         18.21          6,759       2.14          1.97         --           4.11         115           --
    12.60         16.97         17,496       1.61          1.92        0.66          2.86         113         0.0525
    15.17         27.35         26,459       1.40          2.50        1.00          2.90          90         0.0535

THE FUND AND ITS MANAGEMENT
-----------------------------------------------------------------------------

   Dean Witter Retirement Series (the "Fund") is an open-end, no-load, management investment company consisting of eleven separate Series: the Liquid Asset Series, the U.S. Government Money Market Series, the U.S. Government Securities Series, the Intermediate Income Securities Series, the American Value Series, the Capital Growth Series, the Dividend Growth Series, the Strategist Series, the Utilities Series, the Value-Added Market Series, and the Global Equity Series. All of the Series, with the exception of the Strategist Series, are diversified. The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of Massachusetts on May 14, 1992. The Distributor and any of its affiliates are authorized, pursuant to a Plan of Distribution entered into by the Fund with the Distributor and Dean Witter Reynolds Inc. ("DWR") in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended (the "Act"), to make payments for expenses, out of their own resources, incurred in connection with the promotion of distribution of shares of the Fund.

   Dean Witter InterCapital Inc. ("InterCapital" or the "Investment Manager"), whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. The Investment Manager, which was incorporated in July, 1992, is a wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services.

   InterCapital and its wholly-owned subsidiary, Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to a total of one hundred and two investment companies (the "Dean Witter Funds"), thirty of which are listed on the New York Stock Exchange, with combined assets of approximately $98.6 billion as of September 30, 1997. The Investment Manager also manages portfolios of pension plans, other institutions and individuals which aggregated approximately $3.7 billion at such date.

   The Fund has retained the Investment Manager to provide administrative services, manage its business affairs and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. Inter-Capital has retained Dean Witter Services Company Inc. to perform the aforementioned administrative services for the Fund.

   The Fund's Board of Trustees review the various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are being properly carried out and that administrative services are being provided to the Fund in a satisfactory manner.

   As full compensation for the services and facilities furnished to the Fund and for expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily by applying the annual rate of 0.50% to the net assets of the Liquid Asset Series; 0.50% to the net assets of the U.S. Government Money Market Series; 0.65% to the net assets of the U.S. Government Securities Series; 0.65% to the net assets of the Intermediate Income Securities Series; 0.85% to the net assets of the American Value Series; 0.85% to the net assets of the Capital Growth Series; 0.75% to the net assets of the Dividend Growth Series; 0.85% to the net assets of the Strategist Series; 0.75% to the net assets of the Utilities Series; 0.50% to the net assets of the Value-Added Market Series; and 1.0% to the Global Equity Series, each business day. The management fees set forth above for the American Value, Capital Growth, Dividend Growth, Strategist, Utilities and Global Equity Series are higher than those paid by most investment companies. Until December 31, 1995, the Investment Manager assumed all expenses relating to each Series' operations (except for any brokerage fees and a portion of organizational expenses) and waived the compensation provided for in its Management Agreement with respect to each Series. The Investment Manager has undertaken to continue to assume, until December 31, 1997, such expenses and to waive the compensation provided for in its Management Agreement with respect to each Series to the extent that such expenses and compensation on an annualized basis exceed 1.00% of the daily net assets of the Series.

   For the fiscal year ended July 31, 1997, the Series accrued total compensation to the Investment Manager and incurred total expenses, after assumption of expenses by the Investment Manager, each as a percentage of average daily net assets, as follows:

                                COMPENSATION TO     TOTAL
                              INVESTMENT MANAGER   EXPENSES
                              ------------------ ----------
Liquid Asset.................        0.46%           1.00%
U.S. Government Money
 Market......................        0.30            1.00
U.S. Government Securities ..        0.10            1.00
Intermediate Income..........        0.00            1.00
American Value...............        0.64            1.00
Capital Growth...............        0.00            1.00
Dividend Growth..............        0.75            0.97
Strategist...................        0.45            1.00
Utilities....................        0.00            1.00
Value-Added Market...........        0.48            1.00
Global Equity................        0.15            1.00

INVESTMENT OBJECTIVE AND POLICIES
-----------------------------------------------------------------------------

LIQUID ASSET SERIES

   The investment objectives of the Liquid Asset Series are high current income, preservation of capital and liquidity. The investment objectives may not be changed without approval of the Series' shareholders. The Series seeks to achieve its objectives by investing in the following money market instruments:

   U.S. Government Securities. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration, and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank, Federal Intermediate Credit Banks and Federal Land Bank), including Treasury bills, notes and bonds;

   Bank Obligations. Obligations (including certificates of deposit, bank notes and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks;

   Obligations of Savings Institutions. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

   Fully Insured Certificates of Deposit. Certificates of deposit of banks and savings institutions having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the Federal Deposit Insurance Corporation), limited to $100,000 principal amount per certificate and to 10% or less of the Series' total assets in all such obligations and in all illiquid assets, in the aggregate;

   Commercial Paper and Corporate Obligations. Commercial paper and corporate debt obligations maturing in thirteen months or less which are rated in one of the two highest rating categories for short-term debt obligations or, if not rated, have been issued by issuers which have another short-term debt obligation that is comparable in priority and security to such non-rated securities and is so rated, by at least two nationally recognized statistical rating organizations ("NRSROs") (or one NRSRO if the instrument was rated by only one such organization) or which, if unrated, are of comparable quality as determined in accordance with procedures established by the Trustees. The NRSROs currently rating instruments of the type the Series may purchase are Moody's Investors Service, Inc., Standard & Poor's Corporation, Duff and Phelps, Inc., Fitch Investors Service, Inc., IBCA Limited and IBCA Inc., and Thomson BankWatch, Inc. Their rating criteria are described in the Appendix to the Fund's Statement of Additional Information.

   The foregoing rating limitations apply at the time of acquisition of a security. Any subsequent change in any rating by a rating service will not require elimination of any security from the Series' portfolio. However, in accordance with procedures adopted by the Fund's Trustees pursuant to federal securities regulations governing money market funds, if the Investment Manager becomes aware that a portfolio security has received a new rating from an NRSRO that is below the second highest rating, then, unless the security is disposed of within five days, the Investment Manager will perform a creditworthiness analysis of any such downgraded securities, which analysis will be reported to the Trustees who will, in turn, determine whether the securities continue to present minimal credit risks to the Liquid Asset Series.

   The ratings assigned by the NRSROs represent their opinions as to the quality of the securities they undertake to rate. It should be emphasized, however, that the ratings are general and not absolute standards of quality.

   Subject to the foregoing requirements, the Liquid Asset Series may invest in commercial paper which has been issued pursuant to the "private placement" exemption afforded by Section 4(2) of the Securities Act of 1933 (the "Securities Act") and which may be sold to institutional investors pursuant to Rule 144A under the Securities Act. Management considers such legally restricted, but readily marketable, commercial paper to be liquid. However, pursuant to procedures approved by the Trustees of the Fund, if a particular investment in such commercial paper is determined to be illiquid, that investment will be included within the 10% limitation on illiquid investments (see "Investment Restrictions"). If at any time the Liquid Asset Series' investments in illiquid securities exceed 10% of the Series' total assets, the Series will dispose of illiquid securities in an orderly fashion to reduce the Series' holdings in such securities to less than 10% of its total assets.

   Variable Rate and Floating Rate Obligations. Certain of the types of investments described above may be variable rate or floating rate obligations. The interest rates payable on variable rate or floating rate obligations are not fixed and may fluctuate based upon changes in market rates. The interest rate payable on a variable rate obligation may be adjusted at pre-designated periodic intervals and on a floating rate obligation whenever there is a change in the market rate of interest on which the interest rate payable is based.

   Although the Liquid Asset Series will generally not seek profits through short-term trading, it may dispose of any portfolio security prior to its maturity if, on the basis of a revised credit evaluation of the issuer or other circumstances or considerations, it believes such disposition advisable.

   The Liquid Asset Series will attempt to balance its objectives of high income, capital preservation and liquidity by investing in securities of varying maturities and risks. The Liquid Asset Series will not, however, invest in securities that mature in more than thirteen months from the date of purchase. The amounts invested in obligations of various maturities of thirteen months or less will depend on management's evaluation of the risks involved. Longer-term issues, while generally paying higher interest rates, are subject, as a result of general changes in interest rates, to greater fluctuations in value than shorter-term issues. Thus, when rates on new debt securities increase, the value of outstanding securities may decline, and vice versa. Such changes may also occur, but to a lesser degree, with short-term issues. These changes, if realized, may cause fluctuations in the amount of daily dividends and, in extreme cases, could cause the net asset value per share to decline (see "Determination of Net Asset Value"). Longer-term issues also increase the risk that the issuer may be unable to pay an installment of interest or principal at maturity. Also, in the event of unusually large redemption demands, such securities may have to be sold at a loss prior to maturity, or the Liquid Asset Series might have to borrow money and incur interest expense. Either occurrence would adversely impact the amount of daily dividend and could result in a decline in the daily net asset value per share. The Liquid Asset Series will attempt to minimize these risks by investing in longer-term securities when it appears to management that interest rates on such securities are not likely to increase substantially during the period of expected holding, and then only in securities of high quality which are readily marketable. However, there can be no assurance that the Series will be successful in achieving this or its other objectives.

   Private Placements. As stated above, the Liquid Asset Series may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (the "Securities Act") and which may be sold to other institutional investors pursuant to Rule 144A under the Securities Act. The adoption by the Securities and Exchange Commission of Rule 144A, which permits the resale of certain restricted securities to institutional investors, had the effect of broadening and increasing the liquidity of the institutional trading market for securities subject to restrictions on resale to the general public.
Section 4(2) commercial paper sold pursuant to Rule 144A is restricted in that it can be resold only to qualified institutional investors. However, since institutions constitute virtually the entire market for such commercial paper, the market for such Section 4(2) commercial paper is, in reality, as liquid as that for other commercial paper. While the Liquid Asset Series generally holds to maturity commercial paper in its portfolio, the advent of Rule 144A has greatly simplified the ability to sell Section 4(2) commercial paper to other institutional investors.

   Under procedures adopted by the Trustees of the Fund, the Liquid Asset Series may purchase Section 4(2) commercial paper without being subject to its limitation on illiquid investments and will be able to utilize Rule 144A to sell that paper to other institutional investors. The procedures require that the Investment Manager consider the following factors in determining that any restricted security eligible for sale pursuant to Rule 144A be considered liquid: (1) the frequency of trades and quotes for the security,
(2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (3) dealer undertakings to make a market in the security, and (4) the nature of the security and the nature of the marketplace trades (i.e., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The Investment Manager will report to the Trustees on a quarterly basis on all restricted securities held by the Liquid Asset Series with regard to their ongoing liquidity. In the event any Section 4(2) commercial paper or restricted security held by the Liquid Asset Series is determined to be illiquid by the Trustees and the Investment Manager, that investment would be included as an illiquid security subject to the limitation on illiquid investments referred to above. Investing in Rule 144A securities could have the effect of increasing the level of illiquidity to the extent a Series, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

   The foregoing investment policies are not fund amental and may be changed by the Trustees without shareholder vote.

U.S. GOVERNMENT MONEY MARKET SERIES

   The investment objectives of the U.S. Government Money Market Series are security of principal, high current income and liquidity. There is no assurance that the investment objectives will be achieved. These investment objectives may not be changed without the approval of the shareholders of the U.S. Government Money Market Series. The investment policies discussed below may be changed without shareholder approval.

   The U.S. Government Money Market Series seeks to achieve its objectives by investing in U.S. Government securities, including a variety of securities which are issued and/or guaranteed, as to principal and interest, by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government, and in certain interests in the foregoing securities. Except for U.S. Treasury securities, these obligations, even those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the full faith and credit of the United States, they may be backed, in part, by a line of credit with the U.S. Treasury (such as the Federal National Mortgage Association), or the U.S. Government Money Market Series must look to the agency issuing or guaranteeing the obligation for ultimate repayment (such as securities of the Federal Farm Credit System), in which case the U.S. Government Money Market Series may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. The assumption of the liabilities of these agencies or instrumentalities by the U.S. Government is discretionary and is not a lawful obligation.

   Treasury securities include Treasury bills, Treasury notes, and Treasury bonds. Some of the government agencies and instrumentalities which issue or guarantee securities include the Federal Farm Credit System, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation, the Government National Mortgage Association, the Federal National Mortgage Association, the Farmers Home Administration, the Federal Land Banks, the Small Business Administration, the Student Loan Marketing Association, the Export-Import Bank, the Federal Intermediate Credit Banks and the Banks for Cooperatives.

   The U.S. Government Money Market Series may invest in securities issued or guaranteed, as to principal and interest, by any of the foregoing entities or by any other agency or instrumentality established or sponsored by the United States Government. Such investments may take the form of participation interests in, and may be evidenced by deposit or safekeeping receipts for, any of the foregoing. Participation interests are pro rata interests in U.S. Government securities such as interests in pools of mortgages sold by the Government National Mortgage Association; instruments evidencing deposit or safekeeping are documentary receipts for such original securities held in custody by others.

   The Federal Deposit Insurance Corporation is the administrative authority over the Bank Insurance Fund and the Savings Association Insurance Fund, which are the agencies of the U.S. Government which insure (including both principal and interest) the deposits of certain banks and savings and loan associations up to $100,000 per deposit. Current federal regulations also permit such institutions to issue insured negotiable certificates of deposit ("CDs") in principal amounts of $100,000 or more without regard to the interest rate ceilings on other deposits. To remain fully insured as to principal, these investments must currently be limited to $100,000 per bank or savings and loan association. The interest on such investments is not insured. The U.S. Government Money Market Series may invest in such CDs of banks and savings and loan institutions limited to the insured amount of principal ($100,000) in each case and limited with regard to all such CDs and all illiquid assets, in the aggregate, to 10% of the U.S. Government Money Market Series' total assets.

   The U.S. Government Money Market Series intends normally to hold its portfolio securities to maturity. Historically, securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities have involved minimal risk of loss of principal or interest, if held to maturity.

   The U.S. Government Money Market Series will generally not seek profits through short-term trading, although it may dispose of any portfolio security prior to maturity if, on the basis of a revised evaluation or other circumstance or consideration, the Investment Manager deems such disposition advisable.

   The U.S. Government Money Market Series will attempt to balance its objectives of security of principal, high current income and liquidity by investing in securities of varying maturities and risks. The U.S. Government Money Market Series will not, however, invest in securities with an effective maturity of more than thirteen months from the date of purchase. The amounts invested in obligations of various maturities of thirteen months or less will depend on management's evaluation of the risks involved. Longer-term U.S. Government issues, while generally paying higher interest rates, are subject to greater fluctuations in value resulting from general changes in interest rates than shorter-term issues. Thus, when rates on new securities increase, the value of outstanding securities may decline, and vice versa. Such changes may also occur, to a lesser degree, with short-term issues.

   These changes, if realized, may cause fluctuations in the amount of daily dividends and, in extreme cases, could cause the net asset value per share to decline (see "Determination of Net Asset Value"). In the event of unusually large redemption demands, such securities may have to be sold at a loss prior to maturity, or the U.S. Government Money Market Series might have to borrow money and incur interest expenses. Either occurrence would adversely impact upon the amount of daily dividend and could result in a decline in daily net asset value per share or the redemption by the U.S. Government Money Market Series of shares held in a shareholder's account. The U.S. Government Money Market Series will attempt to minimize these risks by investing in relatively longer-term securities when it appears to management that yields on such securities are not likely to increase substantially during the period of expected holding, and then only in securities which are readily marketable. However, there can be no assurance that the U.S. Government Money Market Series will be successful in achieving this objective.

U.S. GOVERNMENT SECURITIES SERIES

   The investment objective of the U.S. Government Securities Series is high current income consistent with safety of principal. There is no assurance that the investment objective will be achieved. The investment objective may not be changed without approval of the U.S. Government Securities Series' shareholders. The investment policies discussed below may be changed without shareholder approval.

   The U.S. Government Securities Series seeks to achieve its objective by investing in obligations issued and/or guaranteed by the U.S. Government or its instrumentalities ("U.S. Government Securities"). All such obligations are backed by the "full faith and credit" of the United States. Investments may be made in obligations of instrumentalities of the U.S. Government only where such obligations are guaranteed by the U.S. Government.

   U.S. Government securities include U.S. Treasury securities consisting of Treasury bills, Treasury notes and Treasury bonds. Some of the other U.S. Government securities in which the U.S. Government Securities Series may invest include securities of the Federal Housing Administration, the Government National Mortgage Association, the Department of Housing and Urban Development, the Export-Import Bank, the Farmers Home Administration, the General Services Administration, the Maritime Administration, Resolution Funding Corporation and the Small Business Administration. The maturities of such securities usually range from three months to thirty years.

   The Series is not limited as to the maturities of the U.S. Government securities in which it may invest, except that the Series will not purchase zero coupon securities with remaining maturities of longer than ten years. For a discussion of the risks of investing in U.S. Government securities (including such securities purchased on a when-issued, delayed delivery or forward commitment basis and zero coupon securities), see "General Investment Techniques" below.

   While the U.S. Government Securities Series has the ability to invest in any securities backed by the full faith and credit of the United States, it is currently anticipated that a substantial portion of the U.S. Government Securities Series' assets will be invested in Certificates of the Government National Mortgage Association ("GNMA"). Should market or economic conditions warrant, this policy is subject to change at any time at the discretion of the Investment Manager.

   GNMA Certificates. GNMA Certificates are mortgage-backed securities. Each Certificate evidences an interest in a specific pool of mortgages insured by the Federal Housing Administration or the Farmers Home Administration (FHA) or guaranteed by the Veterans Administration (VA). Scheduled payments of principal and interest are made to the registered holders of GNMA Certificates. The GNMA Certificates that the U.S. Government Securities Series will invest in are of the modified pass-through type. GNMA guarantees the timely payment of monthly installments of principal and interest on modified pass-through certificates at the time such payments are due, whether or not such amounts are collected by the issuer on the underlying mortgages. The National Housing Act provides that the full faith and credit of the United States is pledged to the timely payment of principal and interest by GNMA of amounts due on these GNMA Certificates.

   The average life of GNMA Certificates varies with the maturities of the underlying mortgage instruments with maximum maturities of 30 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of prepayments or refinancing of such mortgages or foreclosure. Any prepayments are passed through to the registered holder with the regular monthly payments of principal and interest, which has the effect of reducing future payments. Due to the GNMA guarantee, foreclosures impose no risk to investment principal. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. As prepayment rates vary widely, it is not possible to accurately predict the average life of a particular pool. However, statistics indicate that the average life of the type of mortgages backing the majority of GNMA Certificates is approximately twelve years. For this reason, it is standard practice to treat GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year. Pools of mortgages with other maturities or different characteristics will have varying assumptions for average life. The assumed average life of pools of mortgages having terms of less than 30 years is less than twelve years, but typically not less than five years.

   The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates, but only by the amount of the fees paid to GNMA and the issuer.

   The U.S. Government Securities Series will invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by United States governmental or private lenders such as banks, broker-dealers and financing corporations and guaranteed, to the extent provided in such securities, by the United States Government or one of its agencies or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. The guaranteed mortgage pass-through securities in which the U.S. Government Securities Series may invest include those issued or guaranteed by GNMA or other entities which securities are backed by the full faith and credit of the United States.

   Certificates for mortgage-backed securities evidence an interest in a specific pool of mortgages. These certificates are, in most cases, "modified pass-through" instruments, wherein the issuing agency guarantees the payment of principal and interest on mortgages underlying the certificates, whether or not such amounts are collected by the issuer on the underlying mortgages.

   Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Reinvestment by the U.S. Government Securities Series of prepayments may occur at higher or lower interest rates than the original investment. Historically, actual average life has been consistent with the twelve-year assumption referred to above. The actual yield of each GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying the Certificates. Interest on GNMA Certificates is paid monthly rather than semi-annually as for traditional bonds.

   Adjustable Rate Mortgage Securities. The U.S. Government Securities Series may also invest in adjustable rate mortgage securities ("ARMs"), which are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first three, six, twelve or thirteen scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes to a designated benchmark index.

   ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is utilized to reduce the then outstanding principal balance of the ARM.

   Collateralized Mortgage Obligations and Multiclass Pass-Through Securities. The U.S. Government Securities Series may also invest in collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC Certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively hereinafter referred to as "Mortgage Assets"). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the United States Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. However, the U.S. Government Securities Series will only invest in CMOs which are backed by the full faith and credit of the United States.

   The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit ("REMIC"). REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities, but unlike CMOs, which are required to be structured as debt securities, REMICs may be structured as indirect ownership interests in the underlying assets of the REMICs themselves. However, there are no effects on the Series from investing in CMOs issued by entities that have elected to be treated as REMICs, and all future references to CMOs shall also be deemed to include REMICs. The Fund may invest without limitation in CMOs.

   In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche", is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. Certain CMOs may have variable or floating interest rates and others may be stripped (securities which provide only the principal or interest feature of the underlying security).

   The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on the tranche at the time of issuance relative to prevailing market yields on mortgage-backed securities. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans. The yields on these tranches are generally higher than prevailing market yields on mortgage-backed securities with similar maturities. As a result of the uncertainty of the cash flows of these tranches, the market prices of and yield on these tranches generally are more volatile.

   The U.S. Government Securities Series also may invest in, among other things, parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bond"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date, but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds always are parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

INTERMEDIATE INCOME SECURITIES SERIES

   The investment objective of the Intermediate Income Securities Series is high current income consistent with safety of principal. This investment objective may not be changed without approval of the Intermediate Income Securities Series' shareholders. There is no assurance that the investment objective will be achieved. The investment policies discussed below may be changed without shareholder approval.

   The Intermediate Income Securities Series seeks to achieve its objective by investing at least 65% of its total assets in intermediate term, investment grade fixed-income securities. Such securities have a minimum remaining maturity of three years and a maximum remaining maturity of ten years. The Intermediate Income Securities Series will maintain an average dollar-weighted maturity of approximately seven years or less and may not invest in securities with remaining maturities greater than twelve years. Under normal conditions, the Intermediate Income Securities Series' average weighted maturity will not be less than three years.

   Under normal circumstances, the Intermediate Income Securities Series will invest primarily in corporate debt securities and preferred stock of investment grade, which consists of securities which are rated at the time of purchase Baa or better by Moody's Investors Service, Inc. ("Moody's") or BBB or better by Standard & Poor's Corporation ("S&P"), or which, if unrated, are determined to be of comparable quality by the Fund's Trustees. While fixed-income securities rated Baa by Moody's and BBB by S&P are considered investment grade, they have speculative characteristics. (A more detailed description of bond ratings is contained in the Appendix to the Statement of Additional Information.) The Intermediate Income Securities Series may also purchase U.S. Government securities (securities guaranteed as to principal and interest by the United States or its agencies or instrumentalities) and investment grade securities, denominated in U.S. dollars, issued by foreign governments or issuers. U.S. Government securities in which the Intermediate Income Securities Series may invest include zero coupon securities and mortgage backed securities, such as securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. There can be no assurance that the investment objective of the Intermediate Income Securities Series will be achieved.

   The Investment Manager believes that the Intermediate Income Securities Series' policies of purchasing intermediate term securities will reduce the volatility of the Intermediate Income Securities Series' net asset value over the long term. Although the values of fixed-income securities generally increase during periods of declining interest rates and decrease during periods of increasing interest rates, the extent of these fluctuations has historically generally been smaller for intermediate term securities than for securities with longer maturities. Conversely, the yield available on intermediate term securities has also historically been lower than those available from long term securities.

   Investment by the Intermediate Income Securities Series in U.S. dollar denominated fixed-income securities issued by foreign governments and other foreign issuers may involve certain risks not associated with U.S. issued securities (see "Foreign Securities" under "General Portfolio Techniques" below). The Investment Manager believes that those risks are substantially lessened because the foreign securities in which the Intermediate Income Securities Series may invest are investment grade.

   While the Intermediate Income Securities Series will invest primarily in investment grade fixed-income securities, under ordinary circumstances it may invest up to 35% of its total assets in money market instruments and repurchase agreements, as well as, with respect to up to 5% of its net assets, lower-rated fixed-income securities. No more than 5% of the Intermediate Income Securities Series' net assets may be invested in lower-rated fixed-income securities.

   Lower-rated fixed-income securities, which are those rated from Ba or BB to C by Moody's or S&P, respectively, are considered to be speculative investments. Such lower-rated securities, while producing a higher yield than investment grade securities, are subject to credit risk to a greater extent than investment grade securities. The Intermediate Income Securities Series does not have any minimum quality rating standard with respect to the portion (up to 5%) of its net assets which may be invested in lower-rated securities. See the Statement of Additional Information for a description of the special risks and characteristics of lower-rated fixed-income securities.

   There may be periods during which, in the opinion of the Investment Manager, market conditions warrant reduction of some or all of the Intermediate Income Securities Series' securities holdings. During such periods, the Intermediate Income Securities Series may adopt a temporary "defensive" posture in which greater than 35% of its total assets are invested in cash or money market instruments. Money market instruments in which the Intermediate Income Securities Series may invest are securities issued or guaranteed by the U.S. Government (Treasury bills, notes and bonds, including zero coupon securities); bank obligations; Eurodollar certificates of deposit; obligations of savings institutions; fully insured certificates of deposit; and commercial paper rated within the two highest grades by Moody's or Standard & Poor's or, if not rated, are issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's.

AMERICAN VALUE SERIES

   The investment objective of the American Value Series is long-term capital growth consistent with an effort to reduce volatility. There is no assurance that the American Value Series' objective will be achieved. The investment objective may not be changed without the approval of the shareholders of the American Value Series. The investment policies discussed below may be changed without shareholder approval.

   The American Value Series seeks to achieve its investment objective by investing in a diversified portfolio of securities consisting principally of common stocks. The American Value Series utilizes an investment process that places primary emphasis on seeking to identify industries, rather than individual companies, as prospects for capital appreciation. The Investment Manager seeks to invest the assets of the Series in those industries that, at the time of investment, are attractively valued given their above average relative earnings growth potential at that time. Therefore, the Series is typically over-weighted in those sectors deemed to be attractive given their potential for above average earnings growth.

   After selection of the American Value Series' target industries, specific company investments are selected. In this process, the Investment Manager seeks to identify companies whose prospects are deemed attractive on the basis of an evaluation of valuation screens and prospective company fundamentals.

   The Investment Manager seeks to identify what stage of the business cycle the economy is in and which industry groups have historically outperformed the overall market during that stage of the cycle, i.e., typically, groups that tend to have the highest relative earnings growth at that point in the cycle. The Investment Manager also analyzes secular trends such as demographics, international trade, etc., that could cause the current cycle to differ from prior cycles and attempts to weight the portfolio appropriately, given those factors.

   Following selection of the American Value Series' specific investments, the Investment Manager will attempt to allocate the assets of the American Value Series so as to reduce the volatility of its portfolio. In doing so, the American Value Series may hold a portion of its portfolio in fixed-income securities in an effort to moderate extremes of price fluctuations. The American Value Series may invest up to 35% of its total assets in common stocks of non-U.S. companies, including American Depository Receipts (which are custody receipts with respect to foreign securities) (see "Foreign Securities" under "General Portfolio Techniques" below), in companies in industries which have not been determined to be attractively valued or moderately attractively valued by the Investment Manager, and in convertible debt securities and warrants, convertible preferred securities, U.S. Government securities (securities issued or guaranteed as to principal and interest by the United States or its agencies and instrumentalities) and investment grade corporate debt securities when, in the opinion of the Invest-ment Manager, the projected total return on such securities is equal to or greater than the expected total return on common stocks, or when such holdings might be expected to reduce the volatility of the portfolio, and in money market instruments under any one or more of the following circumstances: (i) pending investment of proceeds of sale of shares of the American Value Series or of portfolio securities; (ii) pending settlement of purchases of portfolio securities; or (iii) to maintain liquidity for the purpose of meeting anticipated redemptions. Greater than 35% of the American Value Series' total assets may be invested in money market instruments to maintain, temporarily, a "defensive" posture when, in the opinion of the Investment Manager, it is advisable to do so because of economic or market conditions. The term investment grade consists of fixed-income securities rated Baa or higher by Moody's Investors Service Inc. or BBB or higher by Standard and Poor's Corporation, or, if not rated, determined to be of comparable quality by the Investment Manager.

   Because prices of stocks fluctuate from day to day, the value of an investment in the American Value Series will vary based upon the Series' investment performance. The American Value Series is intended for long-term investors who can accept the risks involved in seeking long-term growth of capital through investment in the securities of large, medium and small-capitalization companies. Emphasis on attractive industries may run contrary to general market assessments and may involve risks associated with departure from typical S&P 500 industry weightings. It should be recognized that investing in small and medium-capitalization companies involves greater risk than is customarily associated with investing in more established companies.

   Under normal circumstances, at least 65% of the American Value Series' total assets will be invested in common stocks of U.S. companies in industries which, at the time of purchase, were determined to be attractively valued or moderately attractively valued given their above average relative earnings growth potential.

   The American Value Series may enter into repurchase agreements, invest in zero coupon securities, invest in real estate investment trusts, lend its portfolio securities, engage in futures contracts and options transactions, purchase securities which are issued in private placements or are otherwise not readily marketable, and purchase securities on a when-issued or delayed delivery basis or a "when, as and if issued" basis, and purchase or sell securities on a forward commitment basis, in each case in accordance with the description of these investments and techniques (and subject to the risks) set forth under "General Portfolio Techniques" below and in the Statement of Additional Information.

   The foregoing limitations apply at the time of acquisition based on the last determined market value of the American Value Series' assets, and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total assets will not require elimination of any security from the portfolio.

CAPITAL GROWTH SERIES

   The investment objective of the Capital Growth Series is long-term capital growth. There is no assurance that the objective will be achieved. The investment objective may not be changed without the approval of the majority of the shareholders of the Capital Growth Series. The following policies may be changed by the Trustees without approval by the shareholders of the Capital Growth Series.

   The Capital Growth Series seeks to achieve its investment objective by investing, under normal circumstances, at least 65% of its total assets in common stocks. As part of its management of the Capital Growth Series, the Investment Manager utilizes a screening process designed to Find companies which have demonstrated a history of consistent growth in earnings and revenues for the past several years. Additionally, several companies will have solid future earnings growth characteristics and attractive valuations. Companies meeting these requirements will be potential candidates for investment within the Capital Growth portfolio. Subject to the Capital Growth Series' investment objective, the Investment Manager, without notice, may modify the foregoing screening process and/or may utilize additional or different screening processes in connection with the investment of the Series' assets. Dividend income will not be a consideration in the selection of stocks for purchase.

   Although the Capital Growth Series invests primarily in common stocks, the Series may invest up to 35% of its total assets (taken at current value and subject to any restrictions appearing elsewhere in this Prospectus), in any combination of the following: (a) U.S. Government securities (securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities) and investment grade fixed-income securities; (b) convertible securities; (c) money market instruments; (d) options on equity and debt securities; and (e) futures contracts and related options thereon, as described below. The Capital Growth Series may also purchase unit offerings (where corporate debt securities are offered as a unit with convertible securities, preferred or common stocks, warrants, or any combination thereof). U.S. Government securities in which the Capital Growth Series may invest include zero coupon securities. Convertible securities in which the Capital Growth Series may invest include bonds, debentures, corporate notes, preferred stock and other securities. The Capital Growth Series may also purchase securities on a when-issued or delayed delivery basis, may purchase or sell securities on a forward commitment basis, and may purchase securities on a "when, as and if issued" basis.

   There may be periods during which, in the opinion of the Investment Manager, market conditions warrant reduction of some or all of the Capital Growth Series' securities holdings. During such periods, the Series may adopt a temporary "defensive" posture in which greater than 35% of its total assets are invested in cash or money market instruments. Money market instruments in which the Capital Growth Series may invest are securities issued or guaranteed by the U.S. Government (Treasury bills, notes and bonds, including zero coupon securities); obligations of banks (such as certificates of deposit and banker's acceptances) subject to regulation by the U.S. Government and having total assets of $1 billion or more; Eurodollar certificates of deposit; obligations of savings banks and savings and loan associations having total assets of $1 billion or more; fully insured certificates of deposit; and commercial paper rated within the two highest grades by Moody's or S&P or, if not rated, are issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's.

DIVIDEND GROWTH SERIES

   The investment objective of the Dividend Growth Series is to provide reasonable current income and long-term growth of income and capital. There is no assurance that the objective will be achieved. The investment objective may not be changed without the approval of the shareholders of the Dividend Growth Series.

   The Dividend Growth Series seeks to achieve its investment objective primarily by investing at least 65% of its total assets in common stock of companies with a record of paying dividends and the potential for increasing dividends. The net asset value of the Dividend Growth Series' shares will fluctuate with changes in market values of portfolio securities. The Dividend Growth Series will attempt to avoid investing in securities with speculative characteristics.

   The Dividend Growth Series may also invest in securities of foreign issuers in the form of American Depository Receipts (ADRs), European Depository Receipts (EDRs) or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the United States securities markets and EDRs, in bearer form, are designed for use in European securities markets.

   The following investment policies may be changed without the approval of the Dividend Growth Series' shareholders:

     (1) Up to 35% of the value of the Dividend Growth Series' total assets may be invested in: (a) convertible debt securities, convertible pre ferred securities, U.S. Government securities (securities issued or guaranteed as to principal and interest by the United States or its agencies and instrumentalities), investment grade corporate debt securities and/or money market instruments when, in the opinion of the Investment Manager, the projected total return on such securities is equal to or greater than the expected total return on equity securities or when such holdings might be expected to reduce the volatility of the portfolio (for purposes of this provision, the term "total return" means the difference between the cost of a security and the aggregate of its market value and dividends received); or (b) in money market instruments under any one or more of the following circumstances: (i) pending investment of proceeds of sale of Dividend Growth Series' shares or of portfolio securities; (ii) pending settlement of purchases of portfolio securities; or (iii) to maintain liquidity for the purpose of meeting anticipated redemptions.

     (2) Notwithstanding any of the foregoing limitations, the Dividend Growth Series may invest more than 35% in money market in struments to maintain, temporarily, a "defen-sive" posture when, in the opinion of the Investment Manager, it is advisable to do so because of economic or market conditions.

   The foregoing limitations will apply at the time of acquisition based on the last determined value of the Dividend Growth Series' assets. Any subsequent change in any applicable percentage resulting from fluctuations in value or other changes in total assets will not require elimination of any security from the portfolio. The Dividend Growth Series may purchase securities on a when-issued or delayed delivery basis, may purchase or sell securities on a forward commitment basis and may purchase securities on a "when, as and if issued" basis.

STRATEGIST SERIES

   The investment objective of the Strategist Series is to maximize the total return on its investments. This is a fundamental policy and cannot be changed without the approval of the Strategist Series' shareholders. In seeking to achieve its objective, the Series will actively allocate assets among the major asset categories of equity securities, fixed-income securities and money market instruments. Total return consists of current income (including dividends, interest and, in the case of discounted instruments, discount accruals) and capital appreciation (including realized and unrealized capital gains and losses). There can be no assurance that the investment objective of the Strategist Series will be achieved.

   The achievement of the Strategist Series' investment objective depends upon the ability of the Investment Manager to correctly assess the effects of economic and market trends on different sectors of the market. The Investment Manager believes that superior investment returns at lower risk are achievable by actively allocating resources to the equity, debt and money market sectors of the market as opposed to relying solely on just one market. At times, the equity market may hold a higher potential return than the debt market and would warrant a higher asset allocation. The reverse would be true when the bond market's potential return is higher. Investments in the money market sector can be used to soften market declines when both bonds and equities are fully priced. Conserving capital during declining markets can contribute to maximizing total return over a longer period of time. In addition, the securities of companies within various economic sectors may at times offer higher returns than other sectors and can thus contribute to superior returns. Finally, the Investment Manager believes that superior stock selection can also contribute to superior total return.

   To facilitate reallocation of the Strategist Series' assets in accordance with the Investment Manager's views as to shifts in the marketplace, the Investment Manager will employ transactions in futures contracts and options thereon. For example, if the Investment Manager believes that a ten percent increase in that portion of the Strategist Series' assets invested in fixed income securities and a concomitant decrease in that portion of the Strategist Series' assets invested in equity securities is timely, the Strategist Series might purchase interest rate futures, such as Treasury bond futures, and sell stock index futures, such as the Standard & Poor's 500 Stock Index futures, in equivalent amounts. The utilization of futures transactions, rather than the purchase and sale of equity and fixed-income securities, increases the speed and efficacy of the Strategist Series' asset reallocations.

   Within the equity sector, the Investment Manager will actively allocate funds to those economic sectors expected to benefit from major trends and to individual stocks which are deemed to have superior investment potential. The Strategist Series may purchase equity securities (including convertible debt obligations and convertible preferred stock) sold on the New York, American and other stock exchanges and in the over-the-counter market. In addition, the Strategist Series may purchase and sell warrants and purchase and write listed and over-the-counter options on individual stocks and stock indexes to hedge against adverse price movements in its equity portfolio and to increase its total return through the receipt of premium income. The Strategist Series may also purchase and sell stock index futures and options thereon to hedge against adverse price movements in its equity portfolio and to facilitate asset reallocations into and out of the equity area.

   Within the fixed-income sector of the market, the Investment Manager will seek to maximize the return on its investments by adjusting maturities and coupon rates as well as by exploiting yield differentials among different types of investment grade bonds. Fixed-income securities in which the Strategist Series may invest may have maturities ranging from one year to greater than five years and may include debt securities, including U.S. Government securities (securities issued or guaranteed as to principal and interest by the United States or its agencies and instrumentalities) and corporate securities which are rated at the time of purchase Baa or better by Moody's Investors Service, Inc. ("Moody's") or BBB or better by Standard & Poor's Corporation ("S&P"), or which, if unrated, are deemed to be of comparable quality by the Fund's Trustees (a description of corporate bond ratings is contained in the Appendix to the Statement of Additional Information). While bonds rated Baa by Moody's or BBB by S&P are considered investment grade, they have speculative characteristics as well. U.S. Government securities which may be purchased include zero coupon securities. In addition, the Strategist Series may purchase and write listed and over-the-counter options on fixed-income securities to hedge against adverse price movements in its fixed-income portfolio and to increase its total return through the receipt of premium income. The Strategist Series may also purchase and sell interest rate futures and options thereon to hedge against adverse price movements in its fixed-income portfolio and to facilitate asset reallocations into and out of the fixed-income area.

   Within the money market sector of the market, the Investment Manager will seek to maximize returns by seeking out those short-term instruments with the highest yields. The money market portion of the Strategist Series will contain short-term (maturities of up to one year) fixed-income securities, issued by private and governmental institutions. Such securities may include:
U.S. Government securities; bank obligations (such as certificates of deposit and banker's acceptances); Eurodollar certificates of deposit issued by foreign branches of domestic banks; obligations of savings institutions; fully insured certificates of deposit; and commercial paper rated within the two highest grades by S&P or the highest grade by Moody's or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's. To the extent the Strategist Series purchases Eurodollar certificates of deposit issued by foreign branches of domestic banks, consideration will be given to any risks attendant to their domestic marketability, the lower reserve requirements normally mandated for overseas banking operations, the possible impact of interruptions in the flow of international currency transactions, and future international political and economic developments which might adversely affect the payment of principal or interest.

   Non-Diversified Status. The Strategist Series is a non-diversified investment company and, as such, is not subject to the diversification requirements of the Act. As a non-diversified investment company, the Strategist Series may invest a greater portion of its assets in the securities of a single issuer and thus is subject to greater exposure to risks such as a decline in the credit rating of that issuer. However, the Strategist Series has qualified and expects to continue to qualify as a regulated investment company under the federal income tax laws and, as such, is subject to the applicable diversification requirements of the Internal Revenue Code, as amended (the "Code"). As a regulated investment company under the Code, the Strategist Series may not, as of the end of any of its fiscal quarters, have invested more than 25% of its total assets in the securities of any one issuer (including a foreign government), or as to 50% of its total assets, have invested more than 5% of its total assets in the securities of a single issuer.

UTILITIES SERIES

   The investment objective of the Utilities Series is to provide current income and long-term growth of income and capital. There can be no assurance that the investment objective will be achieved. This objective is fundamental and may not be changed without shareholder approval. The investment policies discussed below may be changed without shareholder approval.

   The Utilities Series seeks to achieve its invest ment objective by investing in equity and fixed-income securities of companies engaged in the public utilities industry. The term "public utilities industry" consists of companies engaged in the manufacture, production, generation, transmission, sale and distribution of gas and electric energy, as well as companies engaged in the communications field, including telephone, telegraph, satellite, microwave and other companies providing communication facilities for the public, but excluding public broadcasting companies. For purposes of the Utilities Series, a company will be considered to be in the public utilities industry if, during the most recent twelve month period, at least 50% of the company's gross revenues, on a consolidated basis, are derived from the public utilities industry. Under ordinary circumstances, at least 65% of the Utilities Series' total assets will be invested in securities of companies in the public utilities industry.

   The Investment Manager believes the Utilities Series' investment policies are suited to benefit from certain characteristics and historical performance of the securities of public utility companies. Many of these companies have historically set a pattern of paying regular dividends and increasing their common stock dividends over time, and the average common stock dividend yield of utilities historically has substantially exceeded that of industrial stocks. The Investment Manager believes that these factors may not only provide current income but also generally tend to moderate risk and thus may enhance the opportunity for appreciation of securities owned by the Utilities Series, although the potential for capital appreciation has historically been lower for many utility stocks compared with most industrial stocks. There can be no assurance that the historical investment performance of the public utilities industry will be indicative of future events and performance.

   The Utilities Series invests in both equity securities (common stocks and securities convertible into common stock) and fixed-income securities (bonds and preferred stock) in the public utilities industry. The Utilities Series will shift its asset allocation without restriction between types of utilities and between equity and fixed-income securities based upon the Investment Manager's determination of how to achieve the Utilities Series' investment objective in light of prevailing market, economic and financial conditions.

   Criteria utilized by the Investment Manager in the selection of equity securities include the following screens: earnings and dividend growth; book value; dividend discount; and price/earnings relationships. In addition, the Investment Manager makes continuing assessments of management, the prevailing regulatory framework and industry trends. The Investment Manager may also utilize computer-based equity selection models. In keeping with the Utilities Series' objective, if in the opinion of the Investment Manager favorable conditions for capital growth of equity securities are not prevalent at a particular time, the Utilities Series may allocate its assets predominantly or exclusively in debt securities with the aim of obtaining current income as well as preserving capital and thus benefiting long term growth of capital.

   The Utilities Series may purchase equity securities sold on the New York, American and other stock exchanges and in the over-the-counter market. Fixed-income securities in which the Utilities Series may invest are debt securities and preferred stocks, which are rated at the time of purchase Baa or better by Moody's Investors Service, Inc. ("Moody's") or BBB or better by Standard & Poor's Corporation ("S&P"), or which, if unrated, are deemed to be of comparable quality by the Fund's Trustees. The Utilities Series may also purchase equity and fixed-income securities issued by foreign issuers (including American Depository Receipts, European Depositary Receipts or other similar securities convertible into securities of foreign issuers). Under normal circumstances the average weighted maturity of the fixed-income securities held by the Utilities Series is expected to be in excess of seven years. A description of corporate bond ratings is contained in the Appendix to the Statement of Additional Information.

   Investments in fixed-income securities rated either BBB by S&P or Baa by Moody's (the lowest credit ratings designated "investment grade") have speculative characteristics and, therefore, changes in economic conditions or other circumstances are more likely to weaken their capacity to make principal and interest payments than would be the case with investments in securities with higher credit ratings. If a fixed-income security held by the Utilities Series is rated BBB or Baa and is subsequently downgraded by a rating agency, the Utilities Series will retain such security in its portfolio until the Investment Manager determines that it is practicable to sell the security without undue market or tax consequences to the Utilities Series. In the event that such downgraded securities constitute 5% or more of the Series' total assets, the Investment Manager will immediately sell securities sufficient to reduce the total to below 5%.

   While the Utilities Series will invest primarily in the securities of public utility companies, under ordinary circumstances it may invest up to 35% of its total assets in U.S. Government securities (securities issued or guaranteed as to principal and interest by the United States or its agencies and instrumentalities), money market instruments, repurchase agreements, and options and futures, as described below. U.S. Government securities in which the Utilities Series may invest include zero coupon securities.

   There may be periods during which, in the opinion of the Investment Manager, market conditions warrant reduction of some or all of the Utilities Series' securities holdings. During such periods, the Utilities Series may adopt a temporary "defensive" posture in which greater than 35% of its net assets are invested in cash or money market instruments. Money market instruments in which the Utilities Series may invest are securities issued or guaranteed by the U.S. Government (Treasury bills, notes and bonds, including zero coupon securities); bank obligations (such as certificates of deposit and bank-ers' acceptances); Eurodollar certificates of deposit; obligations of savings institutions; fully insured certificates of deposit; and commercial paper rated within the two highest grades by Moody's or S&P or, if not rated, are issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's.

   Electric Utilities Industry. Under normal circumstances, the Utilities Series will invest at least 25% of its total assets in debt and equity securities issued by companies in the electric utilities industry. For temporary defensive purposes, however, the Series may reduce its investments in the electric utilities industry to less than 25% of its total assets. The Utilities Series' policy of concentrating its investments in the electric utilities industry is fundamental and may not be changed without the approval of a majority of the Utilities Series' voting securities.

   The electric utilities industry as a whole has certain characteristics and risks particular to that industry. Unlike industrial companies, the rates which utility companies may charge their customers generally are subject to review and limitation by governmental regulatory commissions. Although rate changes of a utility usually fluctuate in approximate correlation with financing costs, due to political and regulatory factors, rate changes ordinarily occur only following a delay after the changes in financing costs. This factor will tend to favorably affect a utility company's earnings and dividends in times of decreasing costs, but conversely will tend to adversely affect earnings and dividends when costs are rising. In addition, the value of electric utility debt securities (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates.

   Among the risks affecting the utilities industry are the following: risks of increases in fuel and other operating costs; the high cost of borrowing to finance capital construction during inflationary periods; restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations; the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices; the risks in connection with the construction and operation of nuclear power plants; the effects of energy conservation, non-regulated competition, open access to transmission, and the effects of regulatory changes, such as linking future rate increases to inflation or other factors not directly related to the actual operating profits of the enterprise.

VALUE-ADDED MARKET SERIES

   The investment objective of the Value-Added Market Series is to achieve a high level of total return on its assets through a combination of capital appreciation and current income. This is a fundamental policy and cannot be changed without the approval of the shareholders of the Value-Added Market Series. There can be no assurance that the Value-Added Market Series' investment objective will be achieved. The investment policies discussed below may be changed without shareholder approval.

   The Value-Added Market Series will seek to attain its investment objective by investing, on an equally-weighted basis, in a diversified portfolio of common stocks of the companies which are included in the Standard & Poor's 500 Composite Stock Price Index (the "S&P Index"). Standard & Poor's 500 is a trademark of Standard & Poor's Corporation ("S&P") and has been licensed for use by the Fund. The Value-Added Market Series is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in the Value-Added Market Series. The S&P Index consists of 500 common stocks selected by S&P, most of which are listed on the New York Stock Exchange. Inclusion of a stock in the S&P Index implies no opinion by S&P as to the quality of the stock as an investment. The S&P Index is determined, composed and calculated by S&P without regard to the Value-Added Market Series. S&P is neither a sponsor of, nor in any way affiliated with, the Value-Added Market Series, and S&P makes no representation or warranty, express or implied, on the advisability of investing in the Value-Added Market Series or as to the ability of the S&P Index to track general stock market performance, and S&P disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P Index or any data included therein. S&P has no connection with the Value-Added Market Series other than the licensing to the Investment Manager of the use of the S&P Index in connection with the Value-Added Market Series.

   The Value-Added Market Series invests in the stocks included in the S&P Index on an equally-weighted basis; that is, to the extent practicable and subject to the specific investment policies and restrictions described below, an equal portion of the Value-Added Market Series' assets is invested in each of the 500 securities in the S&P Index. This differs from the S&P Index and nearly all other major indexes, which generally are weighted on a market-capitalization basis. For example, the 50 largest capitalization issuers in the S&P Index represent approximately 45% of the S&P Index. However, in accordance with its investment policies, the Value-Added Market Series will strive to maintain each stockholding equally, so that, subject to the specific investment policies and investment restrictions described below, approximately 0.20 of 1% of the Value-Added Market Series' total invested assets will be invested in each of the 500 companies included in the S&P Index. The equal weighting technique is based on the Investment Manager's statistical analysis that most portfolio performance is usually generated by only one-quarter to one-third of the portfolio. Since there is no certainty that any specific company or industry selection, even within a broad-based index such as the S&P Index, will achieve superior performance, the Investment Manager believes equal-weighting may benefit the Value-Added Market Series in seeking to attain its investment objective.

   The holdings of the Value-Added Market Series will be adjusted by the Investment Manager not less than quarterly to reflect changes in the Value-Added Market Series' asset levels and in the relative values of the common stocks held by the Value-Added Market Series so that following each adjustment the value of the Value-Added Market Series' investment in each security will be equal to the extent practicable. In addition, whenever a company is eliminated from or added to the S&P Index, the Value-Added Market Series will sell or purchase the stock of such company, as the case may be, as soon as practicable. Accordingly, securities may be purchased and sold by the Value-Added Market Series when such purchases and sales would not be made under traditional investment criteria.

   In addition, while the Investment Manager will not actively manage the portfolio other than to follow the guidelines set forth above for following an equally-weighted S&P Index, it may eliminate one or more securities (or elect not to increase the Value-Added Market Series' position in such securities), notwithstanding the continued listing of such securities in the S&P Index, in the following circumstances: (a) the stock is no longer publicly traded, such as in the case of a leveraged buyout or merger; (b) an unexpected adverse development with respect to a company, such as bankruptcy or insolvency; (c) in the view of the Investment Manager, there is a high degree of risk with respect to a company that bankruptcy or insolvency will occur; or (d) in the view of the Investment Manager, based on its consideration of the price of a company's securities, the depth of the market in those securities and the amount of those securities held or to be held by the Value-Added Market Series, retaining shares of a company or making any additional purchases would be inadvisable because of liquidity risks. The Investment Manager will monitor on an ongoing basis all companies falling within any of the circumstances described in this paragraph, and will return such company's shares to the Value-Added Market Series' holdings, or recommence purchases, when and if those conditions cease to exist.

   The Value-Added Market Series may purchase futures contracts on stock indexes at a time when it is not fully invested on account of additional cash invested in the Series or income received by the Series. Purchase of a futures contract in those circumstances serves as a temporary substitute for the purchase of individual stocks which may then be purchased in orderly fashion.

   A portion of the Value-Added Market Series' assets, not exceeding 25% of its total assets, may be invested temporarily in money market instruments under any one or more of the following circumstances: (a) pending investment of proceeds of sale of shares of the Value-Added Market Series; (b) pending settlement of purchases of portfolio securities; or (c) to maintain liquidity for the purposes of meeting anticipated redemptions. The money market instruments in which the Value-Added Market Series may invest are certificates of deposit of U.S. domestic banks with assets of $1 billion or more; bankers' acceptances; time deposits; U.S. Government and U.S. Government agency securities; or commercial paper rated within the two highest grades by S&P or Moody's Investors Service, Inc., or, if not rated, are of comparable quality as determined by the Fund's Trustees, and which mature within one year from the date of purchase.

GLOBAL EQUITY SERIES

   The investment objective of the Global Equity Series is to seek to obtain total return on its assets primarily through long-term capital growth and to a lesser extent from income. There can be no assurance that the Global Equity Series will achieve its objective. The investment objective is a fundamental policy and cannot be changed without the approval of the shareholders of the Global Equity Series. The investment policies discussed below may be changed without shareholder approval.

   The Global Equity Series will invest at least 65% of its total assets in equity securities issued by issuers located in various countries around the world. The Series' investment portfolio will, thereby, be invested in at least three separate countries.

   The Global Equity Series will seek to achieve such objective through investments in all types of common stocks and equivalents (such as convertible debt securities and warrants), preferred stocks and bonds and other debt obligations of domestic and foreign companies and governments and international organizations. There is no limitation on the percent or amount of the Global Equity Series' assets which may be invested for growth or income.

   The Global Equity Series will maintain a flexible investment policy and, based on a worldwide investment strategy, will invest in a diversified portfolio of securities of companies and governments located throughout the world. Such securities will generally be those with a record of paying dividends and the potential for increasing dividends. The percentage of the Global Equity Series' assets invested in particular geographic sectors will shift from time to time in accordance with the judgment of the Investment Manager.

   Notwithstanding the Global Equity Series' investment objective of seeking total return, the Global Equity Series may, for defensive purposes, without limitation, invest in: obligations of the United States Government, its agencies or instrumentalities; cash and cash equivalents in major currencies; repurchase agreements; money market instruments; and commercial paper.

   The Global Equity Series may also invest in securities of foreign issuers in the form of American Depository Receipts (ADRs), European Depository Receipts (EDRs) or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the United States securities markets and EDRs, in bearer form, are designed for use in European securities markets.

   The Global Equity Series may purchase securities on a when-issued or delayed delivery basis, may purchase or sell securities on a forward commitment basis and may purchase securities on a "when, as and if issued" basis.

GENERAL INVESTMENT TECHNIQUES

   Repurchase Agreements. Each Series of the Fund may enter into repurchase agreements, which may be viewed as a type of secured lending by the Series, and which typically involve the acquisition by a Series of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Series will sell back to the institution, and that the institution will repurchase, the underlying security at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. While repurchase agreements involve certain risks not associated with direct investments in debt securities, including the risks of default or bankruptcy of the selling financial institution, the Fund follows procedures designed to minimize those risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions and maintaining adequate collateralization.

   Reverse Repurchase Agreements. The Liquid Asset, U.S. Government Money Market and Intermediate Income Securities Series may also use reverse repurchase agreements as part of their investment strategy. Reverse repurchase agreements involve sales by the Series of assets concurrently with an agreement by the Series to repurchase the same assets at a later date at a fixed price. Such transactions are only advantageous if the interest cost to the Series of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash. Opportunities to achieve this advantage may not always be available, and the Series intend to use the reverse repurchase technique only when it will be to their advantage to do so. Reverse repurchase agreements are considered borrowings by the Series and for purposes other than meeting redemptions may not exceed 5% of the Series' total assets.

   When-Issued and Delayed Delivery Securities and Forward Commitments. From time to time, in the ordinary course of business, each Series of the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. While a Series will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, a Series may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time a Series makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased or, if a sale, the proceeds to be received in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. A Series will also establish a segregated account with its custodian bank in which it will continually maintain cash or cash equivalents or other high grade portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis. An increase in the percentage of a Series' assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of a Series' net asset value.

   When, As and If Issued Securities. Each Series (other than the U.S. Government Money Market Series) may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio until the Investment Manager determines that the issuance of the security is probable, whereupon the accounting treatment for such commitment will be the same as for a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, described above and in the Statement of Additional Information. An increase in the percentage of a Series' assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value.

   Zero Coupon Securities. A portion of the fixed-income securities purchased by each Series may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

   A zero coupon security pays no interest to its holder during its life. Therefore, to the extent a Series invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as a Series) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Series receives no interest payments in cash on the security during the year.

   Warrants. Each Series (other than the Liquid Asset Series, the U.S. Government Money Market Series and the U.S. Government Securities Series) may acquire warrants attached to other securities and, in addition, each of the Dividend Growth Series, the American Value Series, Strategist Series, Utilities Series and Global Equity Series may invest up to 5% of the value of its total assets in warrants not attached to other securities, including up to 2% of such assets in warrants not listed on either the New York or American Stock Exchange. Warrants are, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and have no voting rights, pay no dividends and have no rights with respect to the corporation issuing them. If warrants remain unexercised at the end of the exercise period, they will lapse and the Series' investment in them will be lost. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

   Private Placements. The Liquid Asset, Intermediate Income Securities, American Value, Capital Growth, Dividend Growth, Strategist, Utilities, Value-Added Market and Global Equity Series may invest up to 15% (10% with respect to the Liquid Asset Series) of their net assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act or which are otherwise not readily marketable ("illiquid securities"). These securities are generally referred to as private placements or restricted securities. Limitations on the resale of such securities may have an adverse effect on their marketability, and may prevent the Series from disposing of them promptly at reasonable prices. The Series may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration. The above policy on purchase of illiquid securities may be changed by the Fund's Trustees.

   Rule 144A under the Securities Act permits the Series to sell restricted securities to qualified institutional buyers without limitation. The Trustees of the Fund have adopted procedures for the Investment Manager to utilize in determining the liquidity of securities which may be sold pursuant to Rule 144A. In addition, the Trustees have determined that, where such securities are determined to be liquid under these procedures, investment in such securities by the Series shall not be subject to the limitation on investments in illiquid securities referred to above. Investing in Rule 144A securities could have the effect of increasing the level of illiquidity to the extent a Series, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

   Investments in Securities Rated Baa by Moody's or BBB by S&P. The Intermediate Income Securities Series, American Value Series, Capital Growth Series, Dividend Growth Series, Strategist Series and Utilities Series may invest a portion of their assets in fixed-income securities rated at the time of purchase Baa or better by Moody's Investors Service, Inc. ("Moody's") or BBB or better by Standard & Poor's Corporation ("S&P"). Investments in fixed-income securities rated either Baa by Moody's or BBB by S&P (the lowest credit ratings designated "investment grade") may have speculative characteristics and, therefore, changes in economic conditions or other circumstances are more likely to weaken their capacity to make principal and interest payments than would be the case with investments in securities with higher credit ratings. If a bond held by a Series is downgraded by a rating agency to a rating of below Baa or BBB, the Series will retain such security in its portfolio until the Investment Manager determines that it is practicable to sell the security without undue market or tax consequences to the Series.

   Convertible Securities. The American Value Series, Capital Growth Series, Dividend Growth Series, Strategist Series, Utilities Series and Global Equity Series may invest a portion of their assets in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

   To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

   Because of the special nature of certain of the Series' permitted investments in lower rated convertible securities, the Investment Manager must take account of certain special considerations in assessing the risks associated with such investments. The prices of lower rated securities have been found to be less sensitive to changes in prevailing interest rates than higher rated investments, but are likely to be more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. If the issuer of a lower rated convertible security owned by a Series defaults, such Series may incur additional expenses to seek recovery. In addition, periods of economic

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
uncertainty and change can be expected to result in an increased volatility of market prices of lower rated securities and a corresponding volatility in the net asset value of a share of the Series.

   Real Estate Investment Trusts. Each Series, except the Liquid Asset Series, U.S. Government Money Market Series, U.S. Government Securities Series and Intermediate Income Securities Series may invest in real estate investment trusts, which pool investors' funds for investments primarily in commercial real estate properties. Investment in real estate investment trusts may be the most practical available means for the Series to invest in the real estate industry (the Series are prohibited from investing in real estate directly). As a shareholder in a real estate investment trust, a Series would bear its ratable share of the real estate investment trust's expenses, including its advisory and administration fees. At the same time the Series would continue to pay its own investment management fees and other expenses, as a result of which the Series and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in real estate investment trusts. Real estate investment trusts are not diversified and are subject to the risk of financing projects. They are also subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation, and the possibility of failing to qualify for tax-free status under the Internal Revenue Code and failing to maintain exemption from the Investment Company Act of 1940, as amended.

   Lending of Portfolio Securities. Consistent with applicable regulatory requirements, each Series of the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Series (subject to certain notice provisions described in the Statement of Additional Information), and are at all times secured by cash or money market instruments, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least the market value, determined daily, of the loaned securities. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, loans of portfolio securities will only be made to firms deemed by the Investment Manager to be creditworthy and when the income which can be earned from such loans justifies the attendant risks.

   Foreign Securities. The Global Equity Series will invest extensively in foreign securities. In addition, the American Value, Capital Growth, Strategist, Utilities and Intermediate Income Securities Series may, to a considerably lesser extent, invest in foreign securities.

   Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Fluctuations in the relative rates of exchange between the currencies of different nations will affect the value of a Series' investments denominated in foreign currency. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of a Series' assets denominated in that currency and thereby impact upon the Series' total return on such assets.

   Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are themselves affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. Moreover, foreign currency exchange rates may be affected by the regulatory control of the exchanges on which the currencies trade. The foreign currency transactions of a Series will be conducted on a spot basis or, in the case of the Global Equity Series, through forward contracts or futures contracts (described below under "Options and Futures Transactions"). The Series will incur certain costs in connection with these currency transactions.

   Investments in foreign securities will also occasion risks relating to political and economic developments abroad, including the possibility of expropriations or confiscatory taxation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies. Moreover, foreign companies are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.

   Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their American counterparts. Brokerage commissions, dealer concessions and other transaction costs may be higher on foreign markets than in the U.S. In addition, differences in clearance and settlement procedures on foreign markets may occasion delays in settlements of a Series' trades effected in such markets. Inability to dispose of portfolio securities due to settlement delays could result in losses to a Series due to subsequent declines in value of such securities and the inability of the Series to make intended security purchases due to settlement problems could result in a failure of the Series to make potentially advantageous investments. To the extent a Series purchases Eurodollar certificates of deposit issued by foreign branches of domestic United States banks, consideration will be given to their domestic marketability, the lower reserve requirements normally mandated for overseas banking operations, the possible impact of interruptions in the flow of international currency transactions, and future international political and economic developments which might adversely affect the payment of principal or interest.

   Mortgage-Backed Securities. The U.S. Government Securities Series may invest in mortgage-backed securities. Mortgage-backed securities have certain different characteristics than traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Series purchases such a security at a premium, a prepayment rate that is faster than expected may reduce yield to maturity, while a prepayment rate that is slower than expected may have the opposite effect of increasing yield to maturity. Alternatively, if the Series purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments may reduce, yield to maturity.

   Mortgage-backed securities, like all fixed-income securities, generally decrease in value as a result of increases in interest rates. In addition, although generally the value of fixed-income securities increases during periods of falling interest rates, mortgage-backed securities may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayments. As discussed above under "GNMA Certificates," the assumed average life of mortgages backing the majority of GNMA Certificates is twelve years. This average life is likely to be substantially shorter than the original maturity of the mortgage pools underlying the certificates, as a pool's duration may be shortened by unscheduled or early payments of principal on the underlying mortgages. As prepayment rates vary widely, it is not possible to accurately predict the average life of a particular pool.

   Although the extent of prepayments or a pool of mortgage loans depends on various factors, including the prevailing level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions, as a general rule prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. If the Series has purchased securities backed by pools containing mortgages whose yields exceed the prevailing interest rate any premium paid for such securities may be lost. As a result, the net asset value of shares of the U.S. Government Securities Series and the Series' ability to achieve its investment objective may be adversely affected by mortgage prepayments. Amounts available for reinvestment by the Series are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates.

   There are certain risks associated specifically with CMOs. A number of different factors, including the extent of prepayment of principal of the Mortgage Assets, affect the availability of cash for principal payments by the CMO issuer on any payment date and, accordingly, affect the timing of principal payments on each CMO class.

   Forward Foreign Currency Exchange Contracts. The American Value, Capital Growth, Strategist, Utilities and Global Equity Series may enter into forward foreign currency exchange contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio securities. In addition, the Global Equity Series may enter into forward contracts in connection with its foreign securities investments under various other circumstances.

   A forward contract involves an obligation to purchase or sell a currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A Series may enter into forward contracts as a hedge against fluctuations in future foreign exchange rates.

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
   When a Series enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may, for example, desire to "lock in" the price of the security in U.S. dollars or some other foreign currency which the Series is temporarily holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Series will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

   Other circumstances under which the Global Equity Series may enter into forward contracts are as follows. At times, when, for example, the Global Equity Series' Investment Manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar or some other foreign currency, the Global Equity Series may enter into a forward contract to sell, for a fixed amount of dollars or other currency, the amount of foreign currency approximating the value of some or all of the Series' securities holdings (or securities which the Series has purchased for its portfolio) denominated in such foreign currency. Under identical circumstances, the Series may enter into a forward contract to sell, for a fixed amount of U.S. dollars or other currency, an amount of foreign currency other than the currency in which the securities to be hedged are denominated approximating the value of some or all of the portfolio securities to be hedged. This method of hedging, called "cross-hedging," will be selected by the Investment Manager when it is determined that the foreign currency in which the portfolio securities are denominated has insufficient liquidity or is trading at a discount as compared with some other foreign currency with which it tends to move in tandem.

   In addition, when the Global Equity Series' Investment Manager anticipates purchasing securities at some time in the future, and wishes to lock in the current exchange rate of the currency in which those securities are denominated against the U.S. dollar or some other foreign currency, the Series may enter into a forward contract to purchase an amount of currency equal to some or all of the value of the anticipated purchase, for a fixed amount of U.S. dollars or other currency. The Series may, however, close out the forward contract without purchasing the security which was the subject of the "anticipatory" hedge.

   Lastly, the Global Equity Series is permitted to enter into forward contracts with respect to currencies in which certain of its portfolio securities are denominated and on which options have been written (see "Options and Futures Transactions").

   In all of the above circumstances, if the currency in which the Series' securities holdings (or anticipated portfolio securities) are denominated rises in value with respect to the currency which is being purchased (or sold), then the Series will have realized fewer gains than had the Series not entered into the forward contracts. Moreover, the precise matching of the forward contract amounts and the value of the securities involved will not generally be possible, since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The Series are not required to enter into such transactions with regard to their foreign currency-denominated securities and will not do so unless deemed appropriate by the Investment Manager.

   The Global Equity Series generally will not enter into a forward contract with a term of greater than one year, although it may enter into forward contracts for periods of up to five years. To the extent that the Global Equity Series enters into forward foreign currency contracts to hedge against a decline in the value of portfolio holdings denominated in a particular foreign currency resulting from currency fluctuations, there is a risk that the Series may nevertheless realize a gain or loss as a result of currency fluctuations after such portfolio holdings are sold if the Series is unable to enter into an "offsetting" forward foreign currency contract with the same party or another party. The Global Equity Series may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code's requirements relating to qualifications as a regulated investment company (see "Dividends, Distributions and Taxes").

OPTIONS AND FUTURES TRANSACTIONS

   As noted above, each of the American Value, Capital Growth, Strategist, Utilities, Global Equity and Intermediate Income Securities Series may write covered call options and covered put options on eligible portfolio securities and on stock and bond indexes and purchase options of the same or similar series to effect closing transactions, and may hedge against potential changes in the market value of its investments (or anticipated investments) by purchasing put and call options on securities which it holds (or has the right to acquire) in its portfolio and engaging in transactions involving interest rate futures contracts and index futures contracts and options on such contracts. The Value-Added Market Series may purchase stock index futures as a temporary substitute for the purchase of individual stocks. The Global Equity Series may also hedge against potential changes in the market value of the currencies in which its investments (or anticipated investments) are denominated by purchasing put and call options on currencies and engaging in transactions involving currency futures contracts and options on such contracts.

   Call and put options on U.S. Treasury notes, bonds and bills, on various foreign currencies and on equity securities are listed on Exchanges and are written in over-the-counter transactions ("OTC options"). Listed options are issued or guaranteed by the exchange on which they trade or by a clearing corporation such as the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Series the right to buy from the OCC (in the U.S.) or other clearing corporation or exchange the underlying security covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration of the option. The writer (seller) of the option would then have the obligation to sell to the OCC (in the U.S.) or other clearing corporation or exchange the underlying security at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Series the right to sell the underlying security to the OCC (in the U.S.) or other clearing corporation or exchange at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security from the OCC (in the U.S.) or other clearing corporation or exchange at the exercise price.

   Exchange-listed options are issued by the OCC (in the U.S.) or other clearing corporation or exchange which assures that all transactions in such options are properly executed. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Series. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Series and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities or currency underlying an option it has written, in accordance with the terms of that option, the Series would lose the premium paid for the option as well as any anticipated benefit of the transaction. The Series will engage in OTC option transactions only with member banks of the Federal Reserve System or primary dealers in U.S. Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million.

   Covered Call Writing. Series are permitted to write covered call options on portfolio securities, without limit, in order to aid them in achieving their investment objectives. In the case of the Global Equity Series, such options may be denominated in either U.S. dollars or foreign currencies and may be on the U.S. dollar and foreign currencies. As a writer of a call option, the Series has the obligation, upon notice of exercise of the option, to deliver the security (or amount of currency) underlying the option prior to the expiration date of the option (certain listed and OTC put options written by a Series will be exercisable by the purchaser only on a specific date).

   Covered Put Writing. As a writer of covered put options, a Series incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election (certain listed and OTC put options written by a Series will be exercisable by the purchaser only on a specific date). Series will write put options for two purposes: (1) to receive the income derived from the premiums paid by purchasers; and (2) when the Series' management wishes to purchase the security underlying the option at a price lower than its current market price, in which case the Series will write the covered put at an exercise price reflecting the lower purchase price sought. The aggregate value of the obligations underlying the puts determined as of the date the options are sold will not exceed 50% of a Series' net assets.

   Purchasing Call and Put Options. Series may purchase listed and OTC call and put options in amounts equalling up to 10% of their total assets. These Series may purchase call options either to close out a covered call position or to protect against an increase in the price of a security a Series anticipates purchasing or, in the case of call options on a foreign currency, to hedge against an adverse exchange rate change of the currency in which the security the Global Equity Series anticipates purchasing is denominated vis-a-vis the currency in which the exercise price is denominated. The Series may purchase put options on securities which it holds (or has the right to acquire) in its portfolio only to protect itself against a decline in the value of the security. Similarly, the Global Equity Series may purchase put options on currencies in which securities it holds are denominated only to protect itself against a decline in value of such currency vis-a-vis the currency in which the exercise price is denominated. The Series may also purchase put options to close out written put positions in a manner similar to call option closing purchase transactions. There are no other limits on the ability of these Series to purchase call and put options.

   Stock Index Options. Series may invest in options on stock indexes, which are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

   Futures Contracts. The Intermediate Income Securities, American Value, Capital Growth, Strategist, Utilities, Value-Added Market and Global Equity Series may purchase and sell interest rate futures contracts that are currently traded, or may in the future be traded, on U.S. commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, and bills and GNMA Certificates and stock and bond index futures contracts that are traded on U.S. commodity exchanges on such indexes as the Moody's Investment-Grade Corporate Bond Index, the Standard & Poor's 500 Index and the New York Stock Exchange Composite Index. The Global Equity Series may also purchase and sell futures contracts that are currently traded, or may in the future be traded, on foreign commodity exchanges on such underlying securities as common stocks or any foreign government fixed-income security, on various currencies ("currency futures") and on various indexes of foreign equity and fixed-income securities as may exist or come into being. As a futures contract purchaser, a Series incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. As a seller of a futures contract, a Series incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price.

   Series will purchase or sell interest rate futures contracts and bond index futures contracts for the purpose of hedging their fixed-income portfolio (or anticipated portfolio) securities against changes in prevailing interest rates or, in the case of the Strategist and Utilities Series to alter the Series' asset allocations. Series will, generally, purchase or sell stock index futures contracts for the purpose of hedging their equity portfolio (or anticipated portfolio) securities against changes in their prices. The Value-Added Market Series will purchase stock index futures as a temporary substitute for the purchase or sale of individual stocks, which may then be purchased or sold in an orderly fashion. The Global Equity Series will purchase or sell currency futures on currencies in which its portfolio securities (or anticipated portfolio securities) are denominated for the purposes of hedging against anticipated changes in currency exchange rates. When, for example, either the Strategist or Utilities Series wishes to increase its allocation in fixed-income securities, it may purchase a futures contract on a bond index or on a U.S. Treasury bond, or a call option on such futures contract, thereby increasing its exposure to the fixed-income sector.

   Options on Futures Contracts. The Intermediate Income Securities, American Value, Capital Growth, Strategist, Utilities and Global Equity Series may purchase and write call and put options on futures contracts which are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Series will only purchase and write options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts.

   Risks of Options and Futures Transactions. A Series may close out its position as writer of an option, or as a buyer or seller of a futures contract, only if a liquid secondary market exists for options or futures contracts of that series. There is no assurance that such a market will exist, particularly in the case of OTC options, as such options will generally only be closed out by entering into a closing purchase transaction with the purchasing dealer. Also, exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.

   The extent to which a Series may enter into transactions involving options and futures contracts may be limited by the Internal Revenue Code's requirements for qualification of each Series as a regulated investment company and the Fund's intention to qualify each Series as such. See "Dividends, Distributions and Taxes."

   Futures contracts and options transactions may be considered speculative in nature and may involve greater risks than those customarily assumed by other investment companies which do not invest in such instruments. One such risk is that a Series' management could be incorrect in its expectations as to the direction or extent of various interest rate movements or the time span within which the movements take place. For example, if a Series sold interest rate futures contracts for the sale of securities in anticipation of an increase in interest rates, and then interest rates went down instead, causing bond prices to rise, the Series would lose money on the sale. Another risk which may arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities, currencies and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the U.S. dollar cash prices of the portfolio securities (and, in the case of the Global Equity Series, the securities' denominated currencies). Another such risk is that prices of interest rate futures contracts may not move in tandem with the changes in prevailing interest rates against which the Series seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

   The Global Equity Series, by entering into transactions in foreign futures and options markets, will incur risks similar to those discussed above under "Foreign Securities."

   New options and futures contracts and other financial products and various combinations thereof continue to be developed. The Series may invest in any such options, futures and other products as may be developed to the extent consistent with their investment objectives and applicable regulatory requirements, and will make any and all pertinent disclosures relating to such investments in its Prospectus and/or Statement of Additional Information. Except as otherwise noted above, and as set forth in other investment policies and investment restrictions, there are no limitations on any Series' ability to invest in options, futures or options on futures.

PORTFOLIO TRADING

   Although each Series does not intend to engage in short-term trading of portfolio securities as a means of achieving the investment objectives of the respective Series, each Series may sell portfolio securities without regard to the length of time they have been held whenever such sale will in the opinion of the Investment Manager strengthen the Series' position and contribute to its investment objectives. In determining which securities to purchase for the Series or hold in a Series, the Investment Manager will rely on information from various sources, including research, analysis and appraisals of brokers and dealers, the views of Trustees of the Fund and others regarding economic developments and interest rate trends, and the Investment Manager's own analysis of factors it deems relevant.

   Personnel of the Investment Manager have substantial experience in the use of the investment techniques described above under the heading "Options and Futures Transactions," which techniques require skills different from those needed to select the portfolio securities underlying various options and futures contracts.

   Brokerage commissions are not normally charged on the purchase or sale of money market instruments and U.S. Government obligations, or on currency conversions, but such transactions will involve costs in the form of spreads between bid and asked prices. Orders for transactions in portfolio securities and commodities may be placed for the Fund with a number of brokers and dealers, including DWR and other broker-dealer affiliates of the

Investment Manager. Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with DWR. In addition, the Fund may incur brokerage commissions on transactions conducted through DWR.

   The Liquid Asset and U.S. Government Money Market Series are expected to have high portfolio turnovers due to the short-term maturities of securities purchased, but this should not affect income or net asset value as brokerage commissions are not normally charged on the purchase or sale of money market instruments. It is not anticipated that the portfolio turnover rates of the Series will exceed the following percentages in any year: U.S. Government Securities Series, Capital Growth Series, Dividend Growth Series, Utilities Series, Value-Added Market Series and Global Equity Series: 100%; Intermediate Income Securities Series and Strategist Series: 200%; American Value Series: 400%. A portfolio turnover rate exceeding 100% in any one year is greater than that of many other investment companies. Each Series of the Fund will incur underwriting discount costs (on underwritten securities) and/or brokerage costs commensurate with its portfolio turnover rate. Short-term gains and losses may result from such portfolio transactions. See "Dividends, Distribution and Taxes" for a discussion of the tax implications of these trading policies.

   The expenses of the Global Equity Series relating to its portfolio management are likely to be greater than those incurred by other investment companies investing primarily in securities issued by domestic issuers as custodial costs, brokerage commissions and other transaction charges related to investing in foreign markets are generally higher than in the United States. Short-term gains and losses may result from portfolio transactions. See "Dividends, Distributions and Taxes" for a discussion of the tax implications of the Series' trading policies. A more extensive discussion of the Series' brokerage policies is set forth in the Statement of Additional Information.

PORTFOLIO MANAGEMENT

   The following individuals are primarily responsible for the day-to-day management of certain of the Series of the Fund: Rajesh K. Gupta, Senior Vice President of InterCapital, has been the primary portfolio manager of the U.S. Government Securities Series since its inception; Mr. Gupta has been managing portfolios comprised of U.S. Government and other securities at InterCapital for over five years. Rochelle G. Siegel, Senior Vice President of InterCapital, has been the primary portfolio manager of the Intermediate Income Securities Series since its inception; Ms. Siegel has been managing portfolios comprised of fixed-income securities at InterCapital for over five years. Anita H. Kolleeny, Senior Vice President of InterCapital, has been the primary portfolio manager of the American Value Series since its inception; Ms. Kolleeny has been managing portfolios comprised of equity and other securities at InterCapital for over five years. Paul D. Vance, Senior Vice President of InterCapital, has been the primary portfolio manager of the Dividend Growth Series since its inception; Mr. Vance has been managing portfolios comprised of equity and other securities at InterCapital for over five years. Peter Hermann, Vice President of InterCapital, has been the primary portfolio manager of the Capital Growth Series since April, 1996; prior to joining InterCapital in March, 1994, Mr. Hermann was a portfolio manager at The Bank of New York. Mark Bavoso, Senior Vice President of InterCapital, has been the primary portfolio manager of the Strategist Series since January, 1994 and of the Global Equity Series since August, 1995; Mr. Bavoso has been a portfolio manager at InterCapital for over five years. Edward F. Gaylor, Senior Vice President of InterCapital, has been the primary portfolio manager of the Utilities Series since its inception; Mr. Gaylor has been managing portfolios comprised of equity and other securities at InterCapital for over five years. Kenton J. Hinchliffe, Senior Vice President of InterCapital; and Alice Weiss, Vice President of InterCapital, have been the primary portfolio managers of the Value-Added Market Series since its inception and September, 1997, respectively; Mr. Hinchliffe and Ms. Weiss have been managing portfolios comprised of equity and other securities at InterCapital for over five years.

INVESTMENT RESTRICTIONS
-----------------------------------------------------------------------------

   The investment restrictions listed below are among the restrictions that have been adopted as fundamental policies of the Intermediate Income Securities, American Value, Capital Growth, Dividend Growth, Utilities, Value-Added Market and Global Equity Series. In addition, the Liquid Asset Series has adopted restrictions two and five as fundamental policies and the Strategist Series has adopted restrictions three, four and five as fundamental policies. Under the Investment Company Act of 1940, as amended (the "Act"), a fundamental policy may not be changed with respect to a Series without the vote of a majority of the outstanding voting securities of that Series, as defined in the Act.

   Each Series of the Fund may not:

     1. As to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the United States Government, its agencies or instrumentalities).

     2. As to 75% of its total assets, purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer. (All of the Series of the Fund may, collectively, purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer.)

     3. With the exception of the Utilities Series, invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government or its agencies or instrumentalities.

     4. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligation issued or guaranteed by the United States Government, its agencies or instrumentalities.

     5. Invest more than 15% (10% with respect to the Liquid Asset and U.S. Government Money Market Series) of its total assets in "illiquid Securities" (securities for which market quota tions are not readily available) and repurchase agreements which have a maturity of longer than seven days.

     Generally, OTC options and the assets used as "cover" for written OTC options are illiquid securities. However, a Series is permitted to treat the securities it uses as cover for written OTC options as liquid provided it follows a procedure whereby it will sell OTC options only to qualified dealers who agree that the Series may repurchase such options at a maximum price to be calculated pursuant to a predetermined formula set forth in the option agreement. The formula set forth in the option agreement may vary from agreement to agreement, but is generally based on a multiple of the premium received by the Series for writing the option plus the amount, if any, of the option's intrinsic value. An OTC option is considered an illiquid asset only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

   The Liquid Asset Series has also adopted the following restrictions as fundamental policies:

     1. With respect to 75% of its total assets, purchase any securities, other than obligations of the U.S. Government, or its agencies or in strumentalities, if, immediately after such purchase, more than 5% of the value of the Liquid Asset Series' total assets would be invested in securities of any one issuer. (However, as a non-fundamental policy, the Liquid Asset Series will not invest more than 10% of its total assets in the securities of any one issuer. Furthermore, pursuant to current regulatory requirements, the Liquid Asset Series may only invest more than 5% of its total assets in the securities of a single issuer (and only with respect to one issuer at a time) for a period of not more than three business days and only if the securities have received the highest quality rating by at least two NRSROs.)

     2. Purchase any securities, other than obligations of domestic banks or of the U.S. Government, or its agencies or instrumentalities, if, immediately after such purchase, more than 25% of the value of the Liquid Asset Series' total assets would be invested in the securities of issuers in the same industry; however, there is no limitation as to investments in domestic bank obligations or in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

   All percentage limitations apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in the amount of total assets does not require elimination of any security from the Series.

DETERMINATION OF NET ASSET VALUE
-----------------------------------------------------------------------------

   The net asset value per share is calculated separately for each Series. In general, the net asset value per share is computed by taking the value of all the assets of the Series, subtracting all liabilities, dividing by the number of shares outstanding and adjusting the result to the nearest cent. The Fund will compute the net asset value per share of each Series once daily at 4:00 p.m., New York time (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), on each day the New York Stock Exchange is open for trading. The net asset value per share will not be determined on Good Friday and on such other federal and non-federal holidays as are observed by the New York Stock Exchange.

   The Liquid Asset and U.S. Government Money Market Series utilize the amortized cost method in valuing their portfolio securities, which method involves valuing a security at its cost adjusted by a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The purpose of this method of calculation is to facilitate the maintenance of a constant net asset value per share of $1.00. However, there can be no assurance that the $1.00 net asset value will be maintained.

   In the calculation of the net asset value of the Series other than the Liquid Asset and U.S. Government Money Market Series: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time assets are valued (if there were no sales that day, the security is valued at the closing bid price and in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. Valuation of securities for which market quotations are not readily available may also be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange. Dividends receivable are accrued as of the ex-dividend date except for certain dividends from foreign securities which are accrued as soon as the Fund is informed of such dividends after the ex-dividend date.

   Certain of the portfolio securities of each Series may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

   Short-term debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Other short-term debt securities will be valued on a mark-to-market basis until such time as they reach a remaining maturity of sixty days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Options are valued at the mean between their latest bid and asked prices. Futures are valued at the latest sale price on the commodities exchange on which they trade unless the Trustees determine that such price does not reflect their market value, in which case they will be valued at their fair value as determined by the Trustees. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees.

   Generally, trading in foreign securities, as well as corporate bonds, United States government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of a Series' shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of a Series' net asset value. If events materially affecting the value of such securities occur during such period, then those securities will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

PURCHASE OF FUND SHARES
-----------------------------------------------------------------------------

   Shares of the Fund are offered for sale to investors participating in various employee benefit plans and Individual Retirement Account ("IRA") rollover plans on a continuous basis, without a sales charge, at the net asset value per share of each Series. There is no minimum initial or subsequent purchase of shares of the Fund.

   Pursuant to a Distribution Agreement between the Fund and Dean Witter Distributors Inc. (the "Distributor"), an affiliate of InterCapital, shares of the Fund are distributed by the Distributor and offered by DWR and other dealers who have entered into selected dealer agreements with the Distributor ("Selected Broker-Dealers"). The principal executive office of the Distributor is located at Two World Trade Center, New York, New York 10048.

   Initial and subsequent purchases may be made by contacting Dean Witter Trust FSB at P.O. Box 1040, Jersey City, NJ 07303, or by contacting an account executive of DWR or another Selected Broker-Dealer. The Fund and/or the Distributor reserve the right to permit purchases by non-employee benefit plan investors.

   All shares of the Fund, with the exception of shares of the Liquid Asset and U.S. Government Money Market Series, are sold through the Distributor on a normal three business day settlement basis; that is, payment is due on the third business day (settlement date) after the order is placed with the Distributor. The offering price of such shares will be the net asset value per share next determined following receipt of an order (see "Determination of Net Asset Value"). Shares of the U.S. Government Securities and Intermediate Income Securities Series which are purchased through the Distributor are entitled to dividends beginning on the next business day following settlement date and shares of these Series purchased through the Transfer Agent are entitled to dividends beginning on the next business day following receipt of a purchase order. Shares of the U.S. Government Securities Series and the Intermediate Income Securities Series will be entitled to receive capital gains distributions if the order is received by the close of business on the date prior to the record date for such distribution. Investors in the American Value, Capital Growth, Dividend Growth, Strategist, Utilities, Value-Added Market and Global Equity Series of the Fund will be entitled to receive income dividends and capital gains distributions if their order is received by the close of business on the day prior to the record date for such distributions. Since the Distributor forwards investors' funds on settlement date, it will benefit from the temporary use of the funds if payment is made prior thereto. As noted above, orders placed directly with the Transfer Agent must be accompanied by payment. The Fund and the Distributor reserve the right to reject any purchase orders.

   Sales personnel of a Selected Broker-Dealer are compensated for shares of the Fund sold by them by the Distributor or any of its affiliates and/or by a Selected Broker-Dealer. In addition, some sales personnel of the Selected Broker-Dealer will receive non-cash compensation as special sales incentives, including trips, educational and/or business seminars and merchandise. The Fund and the Distributor reserve the right to reject any purchase orders.

   Liquid Asset and U.S. Government Money Market Series. The offering price of the shares of the Liquid Asset and U.S. Government Money Market Series will be at their net asset value next determined after receipt of a purchase order and acceptance by the Transfer Agent in proper form and accompanied by payment in Federal Funds (i.e., monies of member banks within the Federal Reserve System held on deposit at a Federal Reserve Bank) available to the Fund for investment. Shares commence earning income on the day fol-lowing the date of purchase. Share certificates will not be issued unless requested in writing by the shareholder.

   To initiate purchase by mail or wire, the investor should contact Dean Witter Trust FSB, at P.O. Box 1040, Jersey City, NJ 07303. Purchases by wire must be preceded by a call to the Transfer Agent advising it of the purchase and must be wired to Dean Witter Retirement Series: (name of Series), The Bank of New York, for credit to the Account of Dean Witter Trust FSB, Harborside Financial Center, Plaza Two, Jersey City, New Jersey, Account No. 8900188413. Wire purchase instructions must include the name of the Fund and Series and the shareholder's account number. Purchases made by check are normally effective within two business days for checks drawn on Federal Reserve System member banks, and longer for most other checks. Wire purchases received by the Transfer Agent prior to 12 noon New York time are normally effective that day and wire purchases received after 12 noon New York time are normally effective the next business day. The Fund reserves the right to reject any purchase order.

   Orders for the purchase of Liquid Asset and U.S. Government Money Market Series shares placed by customers through the Distributor with payment in clearing house funds will be transmitted by the Distributor to the Fund with payment in Federal Funds on the business day following the day the order is placed by the customer with the Distributor. Investors desiring same day effectiveness should wire Federal Funds directly to the Transfer Agent.

   For further information concerning purchases of the Fund's shares, contact the Distributor or consult the Statement of Additional Information. The Fund and the Distributor reserve the right to reject any purchase orders.

PLAN OF DISTRIBUTION

   The Fund has entered into a Plan of Distribution pursuant to Rule 12b-1 under the Act with the Distributor and DWR whereby the Distributor and any of its affiliates are authorized to utilize their own resources to finance certain activities in connection with the distribution of the Fund's shares. Among the activities and services which may be provided by the Distributor under the Plan are: (1) compensation to, and expenses of, account executives and other employees of the Distributor and others, including overhead and telephone expenses; (2) sales incentives and bonuses to sales representatives and to marketing personnel in connection with promoting sales of the Fund's shares; (3) expenses incurred in connection with promoting sales of the Fund's shares; (4) preparing and distributing sales literature; and (5) providing advertising and promotional activities, including direct mail solicitation and tele vision, radio, newspaper, magazine and other media advertisements.

SHAREHOLDER SERVICES
-----------------------------------------------------------------------------

   Automatic Investment of Dividends and Distributions. All income dividends and capital gains distributions are automatically paid in full and fractional shares of the shareholders selected Series, unless the shareholder requests that they be paid in cash. Each purchase of shares of the Fund is made upon the condition that the Transfer Agent is thereby automatically appointed as agent of the investor to receive all dividends and capital gains distributions on shares owned by the investor. Such dividends and distributions will be paid in shares, at the net asset value per share, each day on which the Series' shares are valued (for the Liquid Asset and U.S. Government Money Market Series) and in shares of the U.S. Government Securities and Intermediate Income Securities Series on the monthly payment date, which will be no later than the last business day of the month for which the dividend or distribution is payable. Shareholders of the Liquid Asset, U.S. Government Money Market, U.S. Government Securities and Intermediate Income Securities Series who have requested to receive dividends in cash will normally receive their monthly dividend check during the first ten days of the following month. Dividends and distributions of the American Value, Capital Growth, Dividend Growth, Utilities, Strategist, Value-Added Market and Global Equity Series will be paid, at the net asset values per share of each Series, in shares of the Series (or in cash if the shareholder so requests) as of the close of business on the record date. At any time an investor may request the Transfer Agent in writing to have subsequent dividends and/or capital gains distributions paid to the investor in cash rather than shares. To assure sufficient time to process the change, such request must be received by the Transfer Agent at least five business days prior to the payment date for which it commences to take effect. In case of recently purchased shares for which registration instructions have not been re-ceived on the record date, cash payments will be made to DWR or other Selected Broker-Dealers through whom shares were purchased.

   Systematic Withdrawal Plan. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any dollar amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes.

   Shareholders wishing to enroll in the Withdrawal Plan should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent.

   Systematic Payroll Deduction Plan. There is also available to employers a Systematic Payroll Deduction Plan by which their employees may invest in shares of the Fund. For further information please contact the Transfer Agent or Distributor.

EXCHANGE PRIVILEGE

   An "Exchange Privilege," that is, the privilege of exchanging shares of one of the Fund's Series for another, is available to all shareholders. An exchange of shares into any Series other than the Liquid Asset and U.S. Government Money Market Series is effected on the basis of the next calculated net asset value per share of the respective Series after the exchange order is received. When exchanging into the Liquid Asset or U.S. Government Money Market Series, shares of the relevant Series are redeemed at their next calculated net asset value and exchanged for shares of the Liquid Asset or U.S. Government Money Market Series at their net asset value determined the following business day.

   Purchases and exchanges should be made for investment purposes only. A pattern of frequent exchanges may be deemed by the Investment Manager to be abusive and contrary to the best interests of the Fund's other shareholders and, at the Investment Manager's discretion, may be limited by the Fund's refusal to accept additional purchases and/or exchanges from the investor. Although the Fund does not have any specific definition of what constitutes a pattern of frequent exchanges, and will consider all relevant factors in determining whether a particular situation is abusive and contrary to the best interests of the Fund and its other shareholders, investors should be aware that the Fund may, in its discretion, limit or otherwise restrict the number of times this Exchange Privilege may be exercised by any investor. Any such restriction will be made by the Fund on a prospective basis only, upon notice to the shareholder not later than ten days following such shareholder's most recent exchange.

   The Exchange Privilege may be terminated or revised at any time by the Fund upon such notice as may be required by applicable regulatory agencies (presently sixty days' prior written notice for termination or material revision), and provided further that the Exchange Privilege may be terminated or materially revised without notice under certain unusual circumstances described in the Statement of Additional Information. Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on exchanges of shares of the Fund pledged in their margin account.

   The current prospectus of the Fund describes investment objective(s) and policies, and shareholders should read the disclosure relating to the Series into which shares are to be exchanged carefully before investing. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss (shareholders holding shares in a qualified employee benefit plan may not realize a capital gain or loss). However, the ability to deduct capital losses on an exchange is limited in situations where there is an exchange of shares within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.

   If DWR or another Selected Broker-Dealer is the current dealer of record and its account numbers are part of the account information, shareholders may initiate an exchange of shares of any Series for shares of any other Series pursuant to this Ex-change Privilege by contacting their account executive (no Exchange Privilege Authorization Form is required). Other shareholders (and those sharehold-ers who are clients of DWR or another Selected Broker-Dealer but who wish to make exchanges directly by writing or telephoning the Transfer Agent) must complete and forward to the Transfer Agent an Exchange Privilege Authorization Form, copies of which may be obtained from the Transfer Agent, to initiate an exchange. If the Authorization Form is used, exchanges may be made in writing or by contacting the Transfer Agent at (800) 869-NEWS (toll-free).

   The Fund will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. Such procedures include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number and DWR or other Selected Broker-Dealer account number (if any). Telephone instructions will also be recorded. If such procedures are not employed, the Fund may be liable for any losses due to unauthorized or fraudulent instructions.

   Telephone exchange instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m., New York time, on any day the New York Stock Exchange is open. Any shareholder wishing to make an exchange who has previously filed an Exchange Privilege Authorization Form and who is unable to reach the Fund by telephone should contact his or her DWR or other Selected Broker-Dealer account executive, if appropriate, or make a written exchange request. Shareholders are advised that during periods of drastic economic or market changes it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case in the past with the Dean Witter Funds.

   For further information regarding the Exchange Privilege, shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent.

   The availability of various shareholder services described above is determined by the parameters of the investor's employee benefit plan.

REDEMPTIONS AND REPURCHASES
-----------------------------------------------------------------------------

   Redemptions. Shares of the Fund may be redeemed for cash through the Transfer Agent (without redemption or other charge) on any day that the New York Stock Exchange is open (see "Determination of Net Asset Value"). Redemptions will be effected at the net asset value per share next determined after the receipt of a redemption request meeting the applicable requirements described below. In most instances, however, redemptions of shares will be governed by the parameters set forth in the investor's employee benefit plan.

   With respect to the redemption of shares of all Series of the Fund with the exception of the Liquid Asset and U.S. Government Money Market Series, each request for redemption, whether or not accompanied by a share certificate (see below), must be sent to the Transfer Agent, which will redeem the shares at their net asset value next computed (see "Determination of Net Asset Value") after it receives the request, and certificates, if any, in good order. Any redemption request received after such computation will be redeemed at the next determined net asset value. The term "good order" means that the share certificate, if any, and request for redemption are properly signed, accompanied by any documentation required by the Transfer Agent, and bear signature guarantees when required by the Fund or the Transfer Agent.

   Shares of the Liquid Asset and U.S. Government Money Market Series may be redeemed in the following manners:

1. BY CHECK

   The Transfer Agent will supply blank checks to any shareholder who has requested them. The shareholder may make checks payable to the order of anyone in any amount not less than $500 (checks written in amounts under $500 will not be honored by the Transfer Agent). Shareholders must sign checks exactly as their shares are registered. If the account is a joint account, the check may contain one signature unless the joint owners have specifically specified otherwise on an investment application that all owners are required to sign checks. Only shareholders having accounts in which no share certificates have been issued will be permitted to redeem shares by check or enroll in the Systematic Withdrawal Plan.

   Shares will be redeemed at their net asset value next determined (see "Determination of Net Asset Value") after receipt by the Transfer Agent of a check which does not exceed the value of the account. Payment of the proceeds of a check will normally be made on the next business day after receipt by the Transfer Agent of the check in proper form. Shares purchased by check (including a certified or bank cashier's check) are not normally available to cover redemption checks until fifteen days after receipt of the check used for investment by the Transfer Agent. The Transfer Agent will not honor a check in an amount exceeding the value of the account at the time the check is presented for payment. Since the dollar value of an account is constantly changing, it is not possible for a shareholder to determine in advance the total value of its account so as to write a check for the redemption of the entire account.

2. BY TELEPHONE OR WIRE INSTRUCTIONS WITH
   PAYMENT TO PREDESIGNATED BANK ACCOUNT

   A shareholder may redeem shares by telephoning or sending wire instructions to the Transfer Agent. Payment will be made by the Transfer Agent to the shareholder's bank account at any commercial bank designated by the shareholder in an Investment Application, by wire if the amount is $1,000 or more and the shareholder so requests, and otherwise by mail. Normally, the Transfer Agent will transmit payment the next business day following receipt of a request for redemption in proper form. Only shareholders having accounts in which no share certificates have been issued will be permitted to redeem shares by wire instructions.

   Redemption instructions must include the shareholder's name and account number and be called to the Transfer Agent at 800-869-NEWS (toll-free).

   The Fund will employ reasonable procedures to confirm that redemption instructions communicated over the telephone are genuine. Such procedures include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number and DWR or other Selected Broker-Dealer account number (if any). Telephone instructions will also be recorded. If such procedures are not employed, the Fund may be liable for any losses due to unauthorized or fraudulent instructions.

   Telephone redemptions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m., New York time, on any day the New York Stock Exchange is open. Any shareholder wishing to make a telephone redemption and who is unable to reach the Fund by telephone should contact his or her DWR or other Selected Broker-Dealer account executive, if appropriate, or make a written redemption request. Shareholders are advised that during periods of drastic economic or market changes it is possible that the telephone redemption procedures may be difficult to implement, although this has not been the case in the past with other funds managed by the Investment Manager.

3. BY MAIL

   A shareholder may redeem shares by sending a letter to Dean Witter Trust FSB, P.O. Box 983, Jersey City, NJ 07303, requesting redemption and surrendering stock certificates if any have been issued.

   Redemption proceeds will be mailed to the shareholder at his or her registered address or mailed or wired to his or her predesignated bank account, as he or she may request. Proceeds of redemption may also be sent to some other person, as requested by the shareholder in accordance with the general redemption requirements listed below.

GENERAL REDEMPTION REQUIREMENTS

   Written requests for redemption must be signed by the registered shareholder(s). Whether certificates are held by the shareholder or shares are held in a shareholder's account, if the proceeds are to be paid to anyone other than the registered shareholder(s) or sent to any address other than the shareholder's registered address or predesignated bank account, signatures must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). Additional documentation may be required where shares are held by a corporation, partnership, trust or other organization.

   If shares to be redeemed are represented by a share certificate, the request for redemption must be accompanied by the share certificate and a stock power signed by the registered shareholder(s) exactly as the account is registered. Such signatures must also be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). Additional documentation may be required where shares are held by a corporation, partnership, trust or other organization. A stock power may be obtained from any dealer or commercial bank. The Fund may change the signature guarantee requirements from time to time upon notice to shareholders, which may be by means of a new prospectus.

   All requests for redemption should be sent to Dean Witter Trust FSB, P.O. Box 983, Jersey City, NJ 07303.

   Generally, the Fund will attempt to make payment for all redemptions within one business day, and in no event later than seven days after receipt of such redemption request in proper form. However, if the shares being redeemed were purchased by check (including a certified or bank cashier's check), payment may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of investment of the check by the Transfer Agent). In addition, the Fund may postpone redemptions at certain times when normal trading is not taking place on the New York Stock Exchange.

   Repurchase. DWR and other Selected Broker-Dealers are authorized to repurchase, as agent for the Fund, shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other Selected Broker-Dealers upon the telephonic request of the shareholder. The repurchase price is the net asset value next determined (see "Purchase of Fund Shares--Determination of Net Asset Value") after such repurchase order is received. The offer by the Distributor to repurchase shares from shareholders may be suspended by the Distributor at any time. In that event, shareholders may redeem their shares through the Fund's Transfer Agent as set forth above under "Redemption."

DIVIDENDS, DISTRIBUTIONS AND TAXES
-----------------------------------------------------------------------------

   Dividends and Distributions. The Liquid Asset, U.S. Government Money Market, U.S. Government Securities and Intermediate Income Securities Series declare dividends of substantially all of their daily net investment income on each day the New York Stock Exchange is open for business (see "Purchase of Fund Shares"). The Liquid Asset and U.S. Government Money Market Series pay all dividends from net investment income (and net short-term capital gains, if any) to shareholders of record as of the close of business the preceding business day. The amount of the dividend payable by each Series may fluctuate from day to day and may be omitted on some days if net realized losses on portfolio securities exceed its net investment income. The U.S. Government Securities and Intermediate Income Securities Series will pay all dividends from net investment income monthly and distribute all distributions from net realized short-term capital gains, if any, in excess of any net realized long-term losses, at least once per year. The Dividend Growth and Utilities Series will declare and pay all dividends from net investment income and (it is anticipated) net short-term capital gains, if any, quarterly. The American Value, Capital Growth, Strategist, Value-Added Market and Global Equity Series will pay all dividends from net investment income and net short-term capital gains, if any, annually. Any net long-term capital gains realized by any Series will be distributed at least once each year. However, any Series may determine to distribute or to retain all or part of any long-term capital gains in any year for reinvestment.

   All dividends and any capital gains distributions will be paid in additional Fund shares and automatically credited to the shareholder's account without issuance of a share certificate unless the shareholder requests in writing that all dividends and/or distributions be paid in cash.

   Taxes. Because each Series of the Fund intends to distribute all of its net investment income and capital gains to shareholders and otherwise continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, it is not expected that any Series will be required to pay any federal income tax. Shareholders normally subject to federal income tax will normally have to pay federal income taxes, and any state income taxes, on the dividends and distributions they receive from each Series of the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder, who is normally subject to income tax as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash. Any dividends declared in the last quarter of any calendar year which are paid in the following year prior to February 1 will be deemed received by the shareholder in the prior calendar year. Dividend payments will be eligible for the federal dividends received deduction available to the Fund's corporate shareholders only to the extent the aggregate dividends received by the Series would be eligible for the deduction if the Series were the shareholder claiming the dividends received deduction. In this regard, a 46-day holding period per dividend, generally, must be met. No portion of the dividends payable by the Liquid Asset Series, the U.S. Government Money Market Series, the U.S. Government Securities Series and the Intermediate Income Securities Series will be eligible for the federal dividends received deduction for corporations.

   Gains or losses on a Series' transactions, if any, in listed options on non-equity securities, futures and options on futures generally are treated as 60% long-term and 40% short-term. When the Series engages in options and futures transactions, various tax regulations applicable to the Series may have the effect of causing the Series to recognize a gain or loss for tax purposes before that gain or loss is realized, or to defer recognition of a realized loss for tax purposes. Recognition, for tax purposes, of an unrealized loss may result in a lesser amount of the Series' realized net gains being available for distribution.

   One of the requirements for a Series to remain qualified as a regulated investment company is that less than 30% of its gross income be derived from gains from the sale or other disposition of securities held for less than three months. Accordingly, the Series may be restricted in the writing of options on securities held for less than three months, in the writing of options which expire in less than three months, and in effecting closing transactions with respect to call or put options which have been written or purchased less than three months prior to such transactions. A Series may also be restricted in its ability to engage in transactions involving futures contracts.

   Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Capital gains distributions are not eligible for the dividends received deduction.

   The Series may at times make payments from sources other than income or net capital gains. Payments from such sources will, in effect, represent a return of a portion of each shareholder's investment. All, or a portion, of such payments will not be taxable to shareholders.

   At the end of the year, shareholders will be sent full information on their dividends and capital gains distributions for tax purposes, including information as to the portion taxable as ordinary income, the portion taxable as mid-term and long-term capital gains and the portion eligible for the dividends received deduction. To avoid being subject to a 31% federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to their accuracy.

   Shareholders should consult their tax advisers as to the applicability of the foregoing to their current situation. Moreover, shares of the Fund which are held in an employee benefit plan are subject to the distribution tax rules appropriate to that plan. With respect to all purchases, redemptions, repurchases, exchanges effected and distributions received on such shares of the Fund, shareholders should consult with their tax adviser.

   Dividends, interest and gains received by the Fund (primarily by the Global Equity Series) may give rise to withholding and other taxes imposed by foreign countries. If it qualifies for and has made the appropriate election with the Internal Revenue Service, the Fund will report annually to its shareholders the amount per share of such taxes, to enable shareholders to deduct their pro rata portion of such taxes from their taxable income or claim United States foreign tax credits with respect to such taxes. In the absence of such an election, a Series would deduct foreign tax in computing the amount of its distributable income.

   A portion of the dividend distributions from the U.S. Government Securities and U.S. Government Money Market Series may be exempt from certain state's personal income taxes. The benefit of this tax-exemption may be lost if the shares of such Series are held in a qualified plan which is exempt from state income taxation.

PERFORMANCE INFORMATION
-----------------------------------------------------------------------------

   From time to time, the Liquid Asset and U.S. Government Money Market Series may advertise their "yields" and "effective yields." The "yield" of the Liquid Asset and U.S. Government Money Market Series refers to the income generated by an investment in the Liquid Asset and U.S. Government Money Market Series over a given period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by an investment during that seven-day period is assumed to be generated each seven-day period within a 365-day period and is shown as a percentage of investment. The "effective yield" for a seven-day period is calculated similarly but, when annualized, the income earned by an investment in the Liquid Asset and U.S. Government Money Market Series is assumed to be reinvested each week within a 365-day period. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

   From time to time the U.S. Government Securities and Intermediate Income Securities Series may quote their "yield" in advertisements and sales literature. The yield of a Series is computed by dividing the Series' net investment income over a 30-day period by an average value (using the average number of shares entitled to receive dividends and the net asset value per share at the end of the period), all in accordance with applicable regulatory requirements. Such amount is compounded for six months and then annualized for a twelve-month period to derive the Series' yield.

   Each Series of the Fund may also quote its "total return" in advertisements and sales literature. The "average annual total return" of a Series refers to a figure reflecting the average annualized percentage increase (or decrease) in the value of an initial investment in the Fund of $1,000 over a period of one or five years, as well as over the life of the Series. Average annual total return reflects all income earned by a Series, any appreciation or depreciation of the Series' assets and all expenses incurred by the Series, for the stated period. It also assumes reinvestment of all dividends and distributions paid by the Series.

   In addition to the foregoing, a Series may advertise its total return over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. The Series may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in shares of the Series. A Series from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations, such as mutual fund performance rankings of Lipper Analytical Services, Inc.

   Both the yield and the total return of a Series are based on historical earnings and are not intended to indicate future performance.

ADDITIONAL INFORMATION
-----------------------------------------------------------------------------

   The shares of beneficial interest of the Fund, with $0.01 par value, are divided into eleven separate Series, and the shares of each Series are equal as to earnings, assets and voting privileges with all other shares of that Series. There are no conversion, preemptive or other subscription rights. Upon liquidation of the Fund or any Series, shareholders of a Series are entitled to share pro rata in the net assets of that Series available for distribution to shareholders after all debts and expenses have been paid. The shares do not have cumulative voting rights.

   The assets received by the Fund on the sale of shares of each Series and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to each Series, and constitute the assets of such Series. The assets of each Series are required to be segregated on the Fund's books of account.

   Additional Series (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives, policies and restrictions) may be offered in the future, but such additional offerings would not affect the interests of the current shareholders in the existing Series.

   On any matters affecting only one Series, only the shareholders of that Series are entitled to vote. On matters relating to all the Series but affecting the Series differently, separate votes by Series are required. Approval of an Investment Management Agreement and a change in fundamental policies would be regarded as matters requiring separate voting by each Series.

   The Fund is not required to hold Annual Meetings of Shareholders and, in ordinary circumstances, the Fund does not intend to hold such meetings.

   Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that Fund obligations include such disclaimer, and provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

   Code of Ethics. Directors, officers and employees of InterCapital, Dean Witter Services Company Inc. and the Distributor are subject to a strict Code of Ethics adopted by those companies. The Code of Ethics is intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from a person's employment activities and that actual and potential conflicts of interest are avoided. To achieve these goals and comply with regulatory requirements, the Code of Ethics requires, among other things, that personal securities transactions by employees of the companies be subject to an advance clearance process to monitor that no investment company managed or advised by InterCapital ("Dean Witter Fund") is engaged at the same time in a purchase or sale of the same security. The Code of Ethics bans the purchase of securities in an initial public offering, and also prohibits engaging in futures and options transactions and profiting on short-term trading (that is, a purchase within sixty days of a sale or a sale within sixty days of a purchase) of a security. In addition, investment personnel may not purchase or sell a security for their personal account within thirty days before or after any transaction in any Dean Witter Fund managed by them. Any violations of the Code of Ethics are subject to sanctions, including reprimand, demotion or suspension or termination of employment. The Code of Ethics comports with regulatory requirements and the recommendations in the 1994 report by the Investment Company Institute Advisory Group on Personal Investing.

   Shareholder Inquiries. All inquiries regarding the Fund should be directed to the Fund at the telephone numbers or address set forth on the front cover of this Prospectus.

   As of September 30, 1997, the following persons may be deemed to "control" the designated Series by virtue of ownership of over 25% of the outstanding shares of the Series: Glendale Elementary School Self-Insurance Account (U.S. Government Money Market Series); Private Business Inc. 401(k) Plan (Capital Growth Series); Pizzagalli Construction 401(k) Plan (Value-Added Market Series); and VVP America Inc. Retirement Plan (Global Equity Series). This is primarily a consequence of the relative sizes of the particular Series and the fact that the shareholders of record are in most cases employee benefit plans which are comprised of multiple beneficial shareholders.

Dean Witter
Retirement Series
Two World Trade Center
New York, New York 10048

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Thomas F. Caloia
Treasurer

CUSTODIAN
The Bank of New York
90 Washington Street
New York, New York 10286

TRANSFER AGENT AND DIVIDEND
DISBURSING AGENT
Dean Witter Trust FSB
Harborside Financial Center
Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
Dean Witter InterCapital Inc.

DEAN WITTER RETIREMENT SERIES                          Two World Trade Center,
LETTER TO THE SHAREHOLDERS July 31, 1997               New York, New York 10048


DEAR SHAREHOLDER:

Following a modest increase in the federal-funds rate in late March, it appeared at first as if the Federal Reserve Board was poised for a series of further rate increases. However, a slight cooling off of recent economic data, an ongoing lack of inflationary pressure and progress toward a federal balanced budget agreement have argued against a quick succession of rate-tightening moves.

As a result, interest rates actually declined during the second quarter of 1997, with the yield on 30-year U.S. Treasury bonds down 32 basis points (0.32 percentage points) to 6.78 percent. While rates seem to be holding at these lower levels, the possibility exists that the Fed may again tighten policy in an attempt to ward off future inflationary pressure. Interest rates available on money-market securities held steady during the second quarter.

AMID POSITIVE ECONOMIC NEWS, MIXED SIGNALS

On the heels of stronger than expected economic activity for the first quarter, the second quarter began to show conflicting signals. Employment data for June, for example, provided mixed indicators on the strength of the economy by registering an increase in the unemployment rate to 5 percent, though growth in employment came in at a solid 217,000 new jobs. A sign of a possible slowing in the pace of economic activity came on July 1 with the release of the National Association of Purchasing Managers Index for June, which fell from May's levels. However, retail sales turned positive in June after falling for three consecutive months.

The financial markets greeted constrained year-over-year wage increases and six consecutive months of declining producer prices with jubilation. Payroll growth has now risen by an average of 234,000 per month thus far in 1997, above a strong average monthly growth of 212,000 for 1996. Labor shortages exist in some metropolitan markets. Looking toward the third quarter, the Fed would seem to have justification to either raise its federal-funds target rate or hold steady, awaiting further economic evidence.

DEAN WITTER RETIREMENT SERIES
LETTER TO THE SHAREHOLDERS July 31, 1997, continued


STOCK MARKETS CONTINUE TO FLY HIGH

Most global equity markets enjoyed favorable performance in the first half of 1997. In the United States, the stock market endured a correction of nearly 10 percent after the Fed raised interest rates in March. The downturn was short-lived, however, as inflation data showed little, if any, pressure. While the stocks of large-capitalization companies have dominated the market year-to-date, smaller and mid-sized stocks are finally showing signs of breaking out of their slump.

Latin American equity markets began the year on a strong note, gaining an average of 15 percent during the first quarter as robust corporate earnings growth and attractive valuations prompted strong capital inflows. The region's markets then rallied an additional 22 percent on average during the second quarter as macroeconomic and political fundamentals continued to improve and corporate earnings results were generally in line with expectations.

Asian equity markets posted mixed results during the first half of 1997 as capital inflows tapered off from the high levels experienced at the end of 1996. Investor sentiment was negatively affected by a general lack of earnings growth momentum and continued declines in export growth throughout much of the region. Investors were also somewhat nervous about the prospects for further asset deflation in the region, which has depressed the Thai and Korean stock markets over the past year. The Japanese market staged a recovery in the second quarter as the prospects for higher interest rates faded, sentiment for a self-sustaining economic recovery there rebounded and the selling pressure that crushed Japanese bank stocks subsided.

The investment climate in the European emerging markets remains broadly positive. With the exception of Russia, the stock markets of eastern Europe were constrained by low investor confidence following a Czech currency crisis. Russian equities continued to post the region's strongest gains, surging 120 percent in U.S. dollar terms during the first half of 1997 as concerns surrounding President Yeltsin's health faded.

On a cautionary note, global market volatility has picked up. Stock markets worldwide have fluctuated on U.S. interest-rate moves, economic data releases, earnings disappointments and election results. Despite this increase in volatility, equities continue to offer attractive total return potential in the current environment of fiscally tight government policies, strong global economic growth and low inflation.

LIQUID ASSET SERIES

As of the end of July 1997, the Liquid Asset Series had assets of approximately $21 million, with an average life of 29 days. The Series' total return for the twelve-month fiscal year ended July 31, 1997 was 4.57 percent and its annualized yield for July was 4.65 percent.

At the end of the fiscal year, approximately 68 percent of the portfolio of the Liquid Asset Series consisted of high-quality commercial paper, 8 percent was invested in bankers' acceptances issued by major, financially strong commercial banks and the remaining 24 percent was invested in federal agency obligations. More than 93 percent of the Series' assets was due to mature in less than three months.

DEAN WITTER RETIREMENT SERIES
LETTER TO THE SHAREHOLDERS July 31, 1997, continued


The Series is well positioned for stability of value with a high degree of liquidity. We continue to operate the Series in a straightforward conservative style without "structured notes" or derivatives, which could fluctuate excessively when interest rates change.

U.S. GOVERNMENT MONEY MARKET SERIES

As of July 31, 1997, the U.S. Government Money Market Series had assets of approximately $4 million, with an average life of 31 days. The Series' total return for the twelve-month fiscal year ended July 31, 1997 was 4.51 percent and its annualized yield for July was 4.65 percent.

On July 31, 1997, approximately 99 percent of the portfolio of the U.S. Government Money Market Series consisted of Federal agency obligations with the remaining 1 percent invested in U.S. Treasury bills. More than 91 percent of the Series' assets was due to mature in less than three months.

The Series is well positioned for stability of value with a high degree of liquidity. We continue to operate the Series in a straightforward conservative style without "structured notes" or derivatives, which could fluctuate excessively when interest rates change.


U.S. GOVERNMENT SECURITIES SERIES


                             GROWTH OF $10,000

      DATE                     FUND         LEHMAN IX       LIPPER IX
============================================================================
January 8, 1993              $10,000         $10,000         $10,000
----------------------------------------------------------------------------
July 31, 1993                $10,260         $10,595         $10,500
============================================================================
July 31, 1994                $10,188         $10,581         $10,291
----------------------------------------------------------------------------
July 31, 1995                $10,975         $11,600         $11,158
----------------------------------------------------------------------------
July 31, 1996                $11,467         $12,198         $11,619
----------------------------------------------------------------------------
July 31, 1997                $12,579         $13,439         $12,763
============================================================================

                        AVERAGE ANNUAL TOTAL RETURNS

                        ONE YEAR        LIFE OF FUND

                        ============================
                        9.70%(1)           5.16%(1)
                        ============================


               ================================================
               [   ] Fund    [   ] Lehman(2)    [   ] Lipper(3)
               ================================================
Past performance is not predictive of future returns.

-------------------
(1)  Total return figures shown assume reinvestment of all distributions.

(2) The Lehman Brothers General U.S. Government Index is a broad-based measure of all U.S. Government and U.S. Treasury Securities. The Index does not include any expenses, fees or charges. The index is unmanaged and should not be considered an investment.

(3) The Lipper General U.S. Government Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper General U.S. Government Funds objective. The Index, which is adjusted for capital distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented.


For the fiscal year ended July 31, 1997, the U.S. Government Securities Series posted a total return of 9.70 percent. This compares to a return of
10.17 percent for the Lehman Brothers General U.S. Government Index (Lehman Index) and a return of 9.85 percent for the Lipper General U.S. Government Funds Index (Lipper Index). During the fiscal year, the Series paid dividends and distributions of approximately $0.58 per share. The accompanying chart illustrates the performance of a hypothetical $10,000 investment in the Series from inception (January 8, 1993) through the fiscal year ended July 31, 1997, versus the performance of similar investments in the Lehman Index and Lipper Index.

On July 31, 1997, the Series' net assets exceeded $10.4 million, with Government National Mortgage Association mortgage-backed securities (GNMAs) representing 82 percent of the portfolio, U.S. Treasury securities 13 percent and zero-coupon U.S. Treasury securities 5 percent. At present, the Series' average maturity reflects a constructive position. Accordingly, as attractive investment opportunities become available, the average maturity

DEAN WITTER RETIREMENT SERIES
LETTER TO THE SHAREHOLDERS July 31, 1997, continued


may be gradually extended. On July 31, 1997, the average duration was 5.41 years. (Duration is a measure of the portfolio's sensitivity to changes in interest rates.)

We believe that GNMAs continue to offer significant long-term value and, in the current investment environment, offer not only an incremental yield incentive over U.S. Treasury securities of similar maturity but also provide the potential for better total returns.


INTERMEDIATE INCOME SECURITIES SERIES


                             GROWTH OF $10,000

      DATE                     FUND         LEHMAN IX       LIPPER IX
============================================================================
January 12, 1993             $10,000         $10,000         $10,000
----------------------------------------------------------------------------
July 31, 1993                $10,167         $10,720         $10,544
============================================================================
July 31, 1994                $10,193         $10,725         $10,523
----------------------------------------------------------------------------
July 31, 1995                $11,133         $12,010         $11,484
----------------------------------------------------------------------------
July 31, 1996                $11,573         $12,680         $12,084
----------------------------------------------------------------------------
July 31, 1997                $12,572         $14,219         $13,307
============================================================================

                        AVERAGE ANNUAL TOTAL RETURNS

                        ONE YEAR        LIFE OF FUND

                        ============================
                        8.63%(1)           5.16%(1)
                        ============================


               ================================================
               [   ] Fund    [   ] Lehman(2)    [   ] Lipper(3)
               ================================================
Past performance is not predictive of future returns.

-------------------
(1)  Total return figures shown assume reinvestment of all distributions.

(2) The Lehman Brothers Intermediate Investment Grade Debt Index is an unmanaged index of 5 to 10 year investment-grade corporate debt securities. The Index does not include any expenses, fees or charges. The index is unmanaged and should not be considered an investment.

(3) The Lipper Intermediate Investment Grade Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Intermediate Investment Grade Debt Funds Objective. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this index.


For the fiscal year ended July 31, 1997, the Intermediate Income Securities Series posted a total return of 8.63 percent. This compares to a return of
12.14 percent for the Lehman Brothers Intermediate Investment Grade Debt Index (Lehman Index) and a return of 10.12 percent for the Lipper Intermediate Investment Grade Funds Index (Lipper Index). During the fiscal year, the Series paid distributions exceeding $.52 per share. The accompanying chart illustrates the performance of a hypothetical $10,000 investment in the Series from inception (January 12, 1993) through the fiscal year ended July 31, 1997, versus the performance of similar investments in the Lehman Index and Lipper Index.

The Series' performance during the fiscal year was reflective of the overall decline in interest rates beginning in the second quarter of 1997. The Series underperformed the Lehman Index due to its somewhat greater commitment to U.S. Treasuries during the first part of the period, when they substantially underperformed corporate securities. Also affecting performance were unusually large cash flows in and out of the Series. Toward the end of October 1996, sizable share purchases caused the Series' assets to grow nearly 50 percent in one month. Subsequently, share redemptions in January and early February reduced net assets by more than 60 percent from their December 1996 levels. As a result of these redemptions, nearly all the U.S. Treasury positions held in the portfolio were sold. Although this provided the Series with the opportunity to raise its allocation to corporates, it also extended the average maturity of the portfolio to more than six years. This negatively influenced the Series' performance since interest rates were on the ascent. To offset the Series' longer duration, and improve liquidity, the cash reserves were allowed to increase and some of the better-performing corporates were replaced with shorter-maturity U.S. Treasuries. After reaching a high of 13 percent, cash reserves were reduced to 7.7 percent by July 31, 1997. New funds were invested in four-to seven-year U.S. Treasuries and corporates. Due to the Series' relatively small asset size, greater provisions were made for liquidity by greater U.S. Treasury allocations and investments in higher-quality corporates.

DEAN WITTER RETIREMENT SERIES
LETTER TO THE SHAREHOLDERS July 31, 1997, continued


On July 31, 1997, 64 percent of the Series' noncash holdings was invested in corporate bonds, with U.S. Treasuries accounting for the remaining 36 percent. The average maturity and duration of the portfolio were 4.84 years and 3.82 years, respectively. The average credit quality rating was A1.


AMERICAN VALUE SERIES


                             GROWTH OF $10,000

     DATE                      FUND          S&P 500        LIPPER IX
============================================================================
February 1, 1993             $10,000         $10,000         $10,000
----------------------------------------------------------------------------
July 31, 1993                $10,050         $10,271         $10,426
============================================================================
July 31, 1994                $ 9,990         $10,801         $10,916
----------------------------------------------------------------------------
July 31, 1995                $13,335         $13,613         $13,703
----------------------------------------------------------------------------
July 31, 1996                $14,645         $15,862         $14,917
----------------------------------------------------------------------------
July 31, 1997                $20,740         $24,123         $21,443
============================================================================

                        AVERAGE ANNUAL TOTAL RETURNS

                        ONE YEAR        LIFE OF FUND

                        ============================
                        41.62%(1)         17.63%(1)
                        ============================


               ================================================
               [   ] Fund    [   ] S&P 500(2)   [   ] Lipper(3)
               ================================================
Past performance is not predictive of future returns.

-------------------
(1)  Total return figures shown assume reinvestment of all distributions.

(2) The Standard & Poor's Composite Stock Price Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(3) The Lipper Growth Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper
     Growth Funds objective. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.


For the fiscal year ended July 31, 1997, the American Value Series posted a total return of 41.62 percent. This compares to a return of 52.08 percent for the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) and a return of 43.76 percent for the Lipper Growth Funds Index (Lipper Index). The accompanying chart illustrates the performance of a hypothetical $10,000 investment in the Series from inception (February 1, 1993) through the fiscal year ended July 31, 1997, versus the performance of similar investments in the S&P 500 Index and Lipper Index.

At the end of July 1997, the Series was well diversified, both in terms of industries and in its market capitalization. On an industry front, the portfolio now has a slight tilt toward economically sensitive groups. At 35 percent of net assets, technology continues to represent an important portfolio commitment. Driven by companies' need for each to be the low-cost producer in a competitive global environment, demand for technology is expected to rebound, with the fall typically being the strongest seasonal period for this sector.

With real wages rising ahead of inflation, and unemployment at its lowest level in several decades, retailers (approximately 6 percent of the Series' portfolio) are expected to experience stronger relative earnings. Cyclical industries that we believe have strong secular strength include energy (approximately 6 percent of the portfolio), agriculture (approximately 4 percent) and capital goods (approximately 4 percent), which all should benefit from increased exports to newly industrialized countries with developing middle classes.

Health-care companies with proprietary products, including drug, medical device and biotechnology companies, are expected to continue to outpace general corporate earnings growth. They represent 12 percent of the Series' net assets. The secular trends of deregulation and consolidation are expected to continue to lift stocks in the financial sector, which represents approximately 16 percent of the portfolio.

The Series is also diversified in terms of market capitalization. As of July 31, 1997, large-cap issues represented approximately 60 percent of the stock portfolio, mid-sized companies about 40 percent. Going forward, the American Value Series will be increasingly tilted in the direction of mid-cap issues, as the

DEAN WITTER RETIREMENT SERIES
LETTER TO THE SHAREHOLDERS July 31, 1997, continued


dollar seems to be breaking out of its seven-year range, a development that historically favors mid-sized companies, which typically have significantly lower currency exposures than larger companies. Additionally, relative valuations in this sector of the market have become compelling from their underperformance over the last few years.


CAPITAL GROWTH SERIES


                             GROWTH OF $10,000

     DATE                      FUND          S&P 500        LIPPER IX
============================================================================
February 2, 1993             $10,000         $10,000         $10,000
----------------------------------------------------------------------------
July 31, 1993                $ 8,880         $10,271         $10,426
============================================================================
July 31, 1994                $ 9,463         $10,800         $10,916
----------------------------------------------------------------------------
July 31, 1995                $11,363         $13,612         $13,703
----------------------------------------------------------------------------
July 31, 1996                $13,020         $15,860         $14,917
----------------------------------------------------------------------------
July 31, 1997                $18,680         $24,120         $21,443
============================================================================

                        AVERAGE ANNUAL TOTAL RETURNS

                        ONE YEAR        LIFE OF FUND

                        ============================
                        43.46%(1)         14.93%(1)
                        ============================


               ================================================
               [   ] Fund    [   ] S&P 500(2)   [   ] Lipper(3)
               ================================================
Past performance is not predictive of future returns.

-------------------
(1)  Total return figures shown assume reinvestment of all distributions.

(2) The Standard & Poor's 500 Composite Stock Price Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(3) The Lipper Growth Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper
     Growth Funds objective. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.


For the fiscal year ended July 31, 1997, the Capital Growth Series posted a total return of 43.46 percent. This compares to a return of 52.08 percent for the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) and a return of 43.76 percent for the Lipper Growth Funds Index (Lipper Index). The accompanying chart illustrates the performance of a hypothetical $10,000 investment in the Series from inception (February 2, 1993) through the fiscal year ended July 31, 1997, versus the performance of similar investments in the S&P 500 Index and Lipper Index.

As the fiscal year came to a close, the Series completed a transition begun during the early summer of 1996 when we modified its screening criteria. The new criteria widened the universe from which we could choose stocks for the portfolio and stated that companies considered for the portfolio must demonstrate a history of consistent growth in earnings and revenues for the past several years. These companies are also chosen for their solid future earnings growth characteristics and attractive valuations.

During the fiscal year, the Series built up its positions in financial services, upgraded its technology weighting, increased its exposure to the retail industry and established positions in the energy sector. The Series also increased its exposure to small-and mid-capitalization stocks and decreased its former heavy weighting in large-capitalization securities. This shift was made primarily because of the better valuation levels and higher growth potential found in the newly increased sectors. As of July 31, 1997, the Series' portfolio was weighted approximately 59 percent in large-cap stocks, with the remaining percent in small-and mid-cap stocks. Although smaller issues underperformed during much of this period, it is important to remember that, historically, small-and mid-cap stocks have outperformed large caps over the long term. Values in these issues began increasing relative to large caps during the latter part of the fiscal year. We believe that investors will take notice of this and begin to narrow the market's

DEAN WITTER RETIREMENT SERIES
LETTER TO THE SHAREHOLDERS July 31, 1997, continued


large-cap bias. The Series will continue to hold stocks of various market capitalizations, for diversification across both industry sectors and capitalization ranges.


DIVIDEND GROWTH SERIES


                             GROWTH OF $10,000

     DATE                      FUND        S&P 500(2)      LIPPER IX(3)
============================================================================
January 7, 1993              $10,000         $10,000         $10,000
----------------------------------------------------------------------------
July 31, 1993                $10,711         $10,577         $10,621
============================================================================
July 31, 1994                $11,368         $11,122         $11,280
----------------------------------------------------------------------------
July 31, 1995                $13,991         $14,018         $13,558
----------------------------------------------------------------------------
July 31, 1996                $16,242         $16,333         $15,337
----------------------------------------------------------------------------
July 31, 1997                $23,051         $24,839         $22,104
============================================================================

                        AVERAGE ANNUAL TOTAL RETURNS

                        ONE YEAR        LIFE OF FUND

                        ============================
                        41.92%(1)         20.09%(1)
                        ============================


               ================================================
               [   ] Fund    [   ] S&P 500(2)   [   ] Lipper(3)
               ================================================
Past performance is not predictive of future returns.

-------------------
(1)  Total return figures shown assume reinvestment of all distributions.

(2) The Standard & Poor's 500 Composite Stock Price Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(3) The Lipper Growth and Income Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Growth and Income Funds objective. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds in this Index.


For the fiscal year ended July 31, 1997, the Dividend Growth Series posted a total return of 41.92 percent. This compares to a return of 52.08 percent for the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) and a return of 44.14 percent for the Lipper Growth and Income Funds Index (Lipper Index). The accompanying chart illustrates the performance of a hypothetical $10,000 investment in the Series from inception (January 7, 1993) through the fiscal year ended July 31, 1997, versus the performance of similar investments in the S&P 500 Index and Lipper Index.

The Series' underperformance of the broad market was in large part due to exceptional strength in small-capitalization stocks at various times during the year, in particular technology, which afford little or no current yield.

On July 31, 1997, the Series' net assets exceeded $115 million. On that date, the Series owned 38 equity issues spread among 30 different industry groups. Since its inception, the Series has utilized a proprietary screening process to assist in building its portfolio of common stocks. One new portfolio position, Unicom Corp., was established during the fiscal year. Also, a spin-off from Tenneco, Inc. during the period resulted in the receipt of shares of Newport News Shipbuilding Inc. and El Paso Natural Gas Co. These shares, along with our position in Pacific Gas & Electric Co., were sold prior to the end of the fiscal year.

UTILITIES SERIES

For the fiscal year ended July 31, 1997, the Utilities Series posted a total return of 19.87 percent. This compares to a return of 52.08 percent for the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) and 22.57 percent for the Lipper Utilities Fund Average (Lipper Average). The accompanying chart illustrates the performance of a hypothetical $10,000 investment in the Series from inception (January 8, 1993) through the fiscal year ended July 31, 1997, versus the performance of similar investments in the S&P 500 Index and Lipper Average.

DEAN WITTER RETIREMENT SERIES
LETTER TO THE SHAREHOLDERS July 31, 1997, continued


The utilities industry continues to react to uncertainty and confusion surrounding its deregulation and restructuring. This response was evident during the fiscal year as the industry underperformed the general market despite strong earnings and low inflation. More recently, however, it appears that investor confidence is improving as the form and direction of a competitive utilities industry take shape. This was seen by the resurgence in telecommunications stocks that occurred during the second half of the fiscal year as investors anticipated further industry consolidation and alliances, as well as in attractive earnings growth prospects from wireless services and value-added features.


UTILITIES SERIES

                             GROWTH OF $10,000

     DATE                      FUND          S&P 500        LIPPER IX
============================================================================
January 8, 1993              $10,000         $10,000         $10,000
----------------------------------------------------------------------------
July 31, 1993                $11,498         $10,618         $11,118
============================================================================
July 31, 1994                $10,896         $11,166         $10,365
----------------------------------------------------------------------------
July 31, 1995                $12,221         $14,073         $11,382
----------------------------------------------------------------------------
July 31, 1996                $13,291         $16,397         $12,642
----------------------------------------------------------------------------
July 31, 1997                $15,933         $24,937         $15,495
============================================================================

                        AVERAGE ANNUAL TOTAL RETURNS

                        ONE YEAR        LIFE OF FUND

                        ============================
                        19.87%(1)         10.76%(1)
                        ============================


               ================================================
               [   ] Fund    [   ] S&P 500(2)   [   ] Lipper(3)
               ================================================
Past performance is not predictive of future returns.

-------------------
(1)  Total return figures shown assume reinvestment of all distributions.

(2) The Standard & Poor's 500 Composite Stock Price Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(3) The Lipper Utility Funds Average tracks the performance of the funds which invest 65% of their equity portfolio in utility shares as reported by Lipper Analytical Services.


The Series remained fully invested during the first half of 1997, with 95 percent of its assets allocated to utility and utility-related equities on July 31, 1997, and the remaining 5 percent in cash and cash equivalents. The Series' equity portfolio reflected improved investor confidence, particularly in the electric utilities and telecommunications sectors, given their favorable growth outlook and the potential investment opportunities resulting from a competitive environment. Within this component of the portfolio, 49 percent was allocated to electric utilities, 28 percent to telecommunications and 18 percent to natural gas. Further diversifying the Series' portfolio are selective foreign securities, primarily in the global telecommunications sector, which accounted for 11 percent of net assets.

While the electric utility sector remained focused on making a balanced transition from a monopoly to a deregulated environment, mergers and acquisitions continued. The Series continues to invest selectively within the electric utility sector and remains committed to companies characterized by low energy cost and good earnings growth opportunities. Within the natural gas sector, the Series continues to focus on high-quality, well-diversified pipeline companies, given the favorable long-term outlook for the industry.

Looking ahead, the Series anticipates a modest reduction of its equity allocation to electric utilities in favor of selective telecommunications and natural gas companies. The Fund may also increase its foreign exposure to capitalize on and participate in worldwide telecommunications infrastructure growth.

DEAN WITTER RETIREMENT SERIES
LETTER TO THE SHAREHOLDERS July 31, 1997, continued

VALUE-ADDED SERIES


                             GROWTH OF $10,000

     DATE                      FUND          S&P 500        LIPPER IX
============================================================================
February 1, 1993             $10,000         $10,000         $10,000
----------------------------------------------------------------------------
July 31, 1993                $10,071         $10,271         $10,465
============================================================================
July 31, 1994                $10,967         $10,801         $11,114
----------------------------------------------------------------------------
July 31, 1995                $13,450         $13,613         $13,359
----------------------------------------------------------------------------
July 31, 1996                $14,955         $15,862         $15,112
----------------------------------------------------------------------------
July 31, 1997                $21,405         $24,123         $21,780
============================================================================

                        AVERAGE ANNUAL TOTAL RETURNS

                        ONE YEAR        LIFE OF FUND

                        ============================
                        43.12%(1)         18.46%(1)
                        ============================


               ================================================
               [   ] Fund    [   ] S&P 500(2)   [   ] Lipper(3)
               ================================================
Past performance is not predictive of future returns.

-------------------
(1)  Total return figures shown assume reinvestment of all distributions.

(2) The Standard & Poor's 500 Composite Stock Price Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(3) The Lipper Growth and Income Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Growth and Income Funds objective. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds in this Index.


For the fiscal year ended July 31, 1997, the Value-Added Series posted a total return of 43.12 percent. This compares to a return of 52.08 percent for the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) and
44.14 percent for the Lipper Growth and Income Funds Index (Lipper Index). The accompanying chart illustrates the performance of a hypothetical $10,000 investment in the Series from inception (February 1, 1993) through the fiscal year ended July 31, 1997, versus the performance of similar investments in the S&P 500 Index and Lipper Index.

The Series is index oriented, investing in stocks that comprise the S&P 500, its benchmark. Unlike the S&P 500, however, the Series weights all the stocks' positions equally, thereby emphasizing the stocks of small-and mid-sized companies, which historically have outperformed larger stocks.

While the Series performed well over the most recent six-and twelve-month periods, its results were overshadowed by the S&P 500's returns. During the fiscal year ended July 31, 1997, the S&P 500 was driven by large-capitalization multinationals and technology stocks. These sectors are more heavily weighted on the S&P 500 than in the Series' portfolio.

GLOBAL EQUITY SERIES

For the fiscal year ended July 31, 1997, the Global Equity Series posted a total return of 26.66 percent. This compares to a return of 52.08 percent for the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), a return of 30.66 percent for the Morgan Stanley Capital International World Index (MSCI Index) and a return of 32.32 percent for the Lipper Global Funds Index (Lipper Index). The accompanying chart illustrates the performance of a hypothetical $10,000 investment in the Series from inception (January 8, 1993) through the fiscal year ended July 31, 1997, versus the performance of similar investments in the S&P 500 Index, MSCI Index and Lipper Index.

On July 31, 1997, the Series' net assets exceeded $19.7 million, with 30 percent in Europe, 32 percent in the United States, 20 percent in Japan, 9 percent in the emerging markets of the Pacific Rim, 7 percent in

DEAN WITTER RETIREMENT SERIES
LETTER TO THE SHAREHOLDERS July 31, 1997, continued

Latin America and the remaining 2 percent scattered elsewhere. The Series' asset allocation represented overweightings in Europe, Japan, the Pacific Rim and Latin America.


GLOBAL EQUITY SERIES


                             GROWTH OF $10,000

     DATE                  FUND       S&P 500       MSCI IX       LIPPER IX
============================================================================
January 8, 1993          $10,000      $10,000       $10,000        $10,000
----------------------------------------------------------------------------
July 31, 1993            $ 9,970      $10,618       $11,818        $11,239
============================================================================
July 31, 1994            $10,697      $11,166       $12,797        $13,168
----------------------------------------------------------------------------
July 31, 1995            $11,347      $14,073       $14,346        $14,509
----------------------------------------------------------------------------
July 31, 1996            $12,171      $16,397       $15,364        $15,516
----------------------------------------------------------------------------
July 31, 1997            $15,416      $24,937       $20,075        $20,531
============================================================================

                        AVERAGE ANNUAL TOTAL RETURNS

                        ONE YEAR        LIFE OF FUND

                        ============================
                        26.66%(1)          9.96%(1)
                        ============================


    ========================================================================
    [   ] Fund    [   ] S&P 500(2)    [   ] MSCI IX(3)    [   ] Lipper IX(4)
    ========================================================================
Past performance is not predictive of future returns.

-------------------
(1)  Total return figures shown assume reinvestment of all distributions.

(2) The Standard & Poor's 500 Composite Stock Price Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(3) The Morgan Stanley Capital International World Index (MSCI) measures the performance for a diverse range of global stock markets including the U.S., Canada, Europe, Australia, New Zealand and the Far East. The index does not include any expenses, fees or charges or reinvestment of dividends. The Index is unmanaged and should not be considered an investment.

(4) The Lipper Global Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Funds objective. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.


The Series' emphasis on European equities stems from the recovery there in economic growth and company earnings. European exports have benefited from the strong U.S. dollar, which has boosted corporate competitiveness. Also, European corporations have been embracing cost-cutting moves to reduce payroll, restructure business units and sell underperforming assets. Similar moves in the United States have boosted returns on equity capital and equity valuations. The Series also finds valuations in Asian markets attractive after two years of subpar performance and recent currency volatility there.

Among the Series' key portfolio holdings are HSBC Holdings PLC (banking, Hong
Kong), Siemens AG (telecommunications, Germany), Cemex, S.A. de C.V. (building materials, Mexico), Sony Corp. (electronics, Japan), Koninklijke Ahold NV (retail, the Netherlands), Novartis AG (pharmaceuticals,
Switzerland) and Sun Microsystems, Inc. (computers-systems, United States).

STRATEGIST SERIES

For the fiscal year ended July 31, 1997, the Strategist Series posted a total return of 27.35 percent. This compares to a return of 52.08 percent for the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), a return of 10.79 percent for the Lehman Brothers Government/Corporate Bond Index (Lehman Index) and 29.05 percent for the Lipper Flexible Portfolio Funds Index (Lipper Index). The accompanying chart illustrates the performance of a hypothetical $10,000 investment in the Series from inception (January 7, 1993) through the fiscal year ended July 31, 1997, versus the performance of similar investments in the S&P 500 Index, Lehman Index and Lipper Index.

DEAN WITTER RETIREMENT SERIES
LETTER TO THE SHAREHOLDERS July 31, 1997, continued


During the fiscal year, the Series benefited from our decision to remain overweighted in long-dated financial assets. The table below summarizes the asset allocation changes made in the Strategist Series' portfolio during the fiscal year:


STRATEGIST SERIES


                             GROWTH OF $10,000

     DATE                  FUND       S&P 500       LEHMAN        LIPPER IX
============================================================================
January 7, 1993          $10,000      $10,000       $10,000        $10,000
----------------------------------------------------------------------------
July 31, 1993            $ 9,830      $10,577       $10,617        $10,454
============================================================================
July 31, 1994            $ 9,842      $11,122       $10,603        $10,798
----------------------------------------------------------------------------
July 31, 1995            $11,634      $14,018       $11,677        $12,579
----------------------------------------------------------------------------
July 31, 1996            $13,608      $16,333       $12,297        $13,687
----------------------------------------------------------------------------
July 31, 1997            $17,330      $24,839       $13,624        $17,662
============================================================================

                        AVERAGE ANNUAL TOTAL RETURNS

                        ONE YEAR        LIFE OF FUND

                        ============================
                        27.35%(1)         12.81%(1)
                        ============================


     ====================================================================
     [   ] Fund    [   ] S&P 500(2)    [   ] Lehman(3)    [   ] Lipper(4)
     ====================================================================
Past performance is not predictive of future returns.

-------------------
(1)  Total return figures shown assume reinvestment of all distributions.

(2) The Standard & Poor's 500 Composite Stock Price Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(3) The Lehman Brothers Government/Corporate Bond Index tracks the performance of government and corporate obligations, including U.S. government agency and U.S. treasury securities and corporate and yankee bonds, with maturities of one to ten years. The Index is unmanaged and should not be considered an investment.

(4) The Lipper Flexible Portfolio Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Flexible Portfolio Funds objective. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.



                                           EQUITY      FIXED-INCOME
                                        EXPOSURE (%)   EXPOSURE (%)  CASH (%)
                                        ------------ --------------  --------
July 31, 1996  .......................       50             40          10
April 28, 1997 .......................       50             20          30
May 19, 1997  ........................       60             20          20
June 26, 1997  .......................       65             20          15


As we enter the new fiscal year, the Series is allocated to reflect our positive stance toward the equity markets and more cautious view of bonds. With 58 percent of current assets invested in stocks, we believe that corporate earnings growth, especially in a few specific industry sectors, will continue to provide double-digit returns. Our equity portfolio, while well diversified with more than 45 holdings, is highly concentrated in industries we feel will provide above-average earnings growth and profit potential. These include technology (mainframe and workstation manufacturers, disk drive and software suppliers), financial services (insurance, banking, savings and loans), energy (domestic and international oil companies) and retailers (apparel and specialty stores, department store chains). We expect each of these sectors either to continue their impressive pattern of powerful earnings reports (technology and financials) or to begin a turnaround from depressed earnings levels (energy and retailing).

Our underweighting in bonds, at only a 20 percent allocation, reflects our concern that the Federal Reserve Board may feel compelled to raise rates in the second half of 1997, thus keeping a lid on bond prices for the balance of the year. Longer term, we would view any drop in long bonds' prices as a buying opportunity and would likely use a portion of our 22 percent cash reserve to purchase issues along the yield curve. Currently, the bond portfolio is comprised of 12 government-issued securities and 12 corporate bonds, with a wide variety of yields and maturities. All carry investment-grade ratings.

DEAN WITTER RETIREMENT SERIES
LETTER TO THE SHAREHOLDERS July 31, 1997, continued


We appreciate your support of Dean Witter Retirement Series and look forward to continuing to serve your investment needs and objectives.


Very truly yours,

/s/ Charles A. Fiumefreddo

CHARLES A. FIUMEFREDDO
Chairman of the Board

DEAN WITTER RETIREMENT SERIES
RESULTS OF SPECIAL MEETING (unaudited)


On May 21, 1997, a special meeting of the Series' shareholders was held for the purpose of voting on three separate matters, the results of which are as follows:

(1) FOR EACH SERIES, APPROVAL OF A NEW INVESTMENT MANAGEMENT AGREEMENT BETWEEN THE SERIES AND DEAN WITTER INTERCAPITAL INC. IN CONNECTION WITH THE MERGER OF MORGAN STANLEY GROUP INC. WITH DEAN WITTER, DISCOVER & CO.:

Liquid Asset Series
     For .....................    19,779,400
     Against .................       106,527
     Abstain .................       266,372
U.S. Government Money Market Series
     For .....................     4,502,076
     Against .................             0
     Abstain .................             0
U.S. Government Securities Series
     For .....................       696,109
     Against .................         2,291
     Abstain .................        69,551
Intermediate Income Securities Series
     For .....................       151,816
     Against .................             0
     Abstain .................         5,572
American Value Series
     For .....................     2,068,650
     Against .................        40,170
     Abstain .................       143,685
Capital Growth Series
     For .....................       102,824
     Against .................             0
     Abstain .................        38,633
Dividend Growth Series
     For .....................     3,623,000
     Against .................       521,569
     Abstain .................       256,271
Utilities Series
     For .....................       237,912
     Against .................         2,108
     Abstain .................        33,928
Value-Added Market Series
     For .....................       940,344
     Against .................         2,261
     Abstain .................        28,379
Global Equity Series
     For .....................       798,944
     Against .................        17,237
     Abstain .................       141,869
Strategist Series
     For .....................     1,294,809
     Against .................           911
     Abstain .................        33,360

DEAN WITTER RETIREMENT SERIES
RESULTS OF SPECIAL MEETING (unaudited) continued


(2) ELECTION OF TRUSTEES:

Michael Bozic
For ..................  35,221,586
Withheld .............     684,992

Charles A. Fiumefreddo
For ..................  35,221,869
Withheld .............     684,709

Edwin J. Garn
For ..................  35,221,881
Withheld .............     684,697

John R. Haire
For ..................  35,221,786
Withheld .............     684,792

Wayne E. Hedien
For ..................  35,221,881
Withheld .............     684,697

Dr. Manuel H. Johnson
For ..................  35,221,881
Withheld .............     684,697

Michael E. Nugent
For ..................  35,221,881
Withheld .............     684,697

Philip J. Purcell
For ..................  35,221,881
Withheld .............     684,697

John L. Schroeder
For ..................  35,221,881
Withheld .............     684,697

(3) RATIFICATION OF THE SELECTION OF PRICE WATERHOUSE LLP AS INDEPENDENT
    ACCOUNTANTS:

    For ......................................................   34,484,382
    Against ..................................................      545,576
    Abstain ..................................................      876,620

DEAN WITTER RETIREMENT SERIES - LIQUID ASSET
PORTFOLIO OF INVESTMENTS July 31, 1997

                                                                               ANNUALIZED
 PRINCIPAL                                                                      YIELD ON
 AMOUNT IN                                                                      DATE OF         MATURITY
 THOUSANDS                                                                      PURCHASE          DATE           VALUE
---------------------------------------------------------------------------------------------------------------------------
            COMMERCIAL PAPER (64.4%)
            Automotive-Finance (8.5%)
     $500   Ford Motor Credit Co. ...........................................     5.61%         08/25/97         $  498,150
    1,000   General Motors Acceptance Corp. .................................  5.48-5.97   08/25/97-10/20/97        991,779
      311   Toyota Motor Credit Corp. .......................................     5.71          08/14/97            310,360
                                                                                                              -------------
                                                                                                                  1,800,289
                                                                                                              -------------
            Bank Holding Companies (7.0%)
      500   Bankers Trust New York Corp. ....................................     5.72          01/08/98            487,644
    1,000   Barnett Banks, Inc.  ............................................     5.55          08/21/97            996,933
                                                                                                              -------------
                                                                                                                  1,484,577
                                                                                                              -------------
            Banks-Commercial (18.6%)
      465   ABN-AMRO North America Finance Inc. .............................     5.74          09/05/97            462,446
      500   Commerzbank U.S. Finance Inc.  ..................................     5.52          08/15/97            498,931
    1,000   Internationale Nederlanden (U.S.) Funding Corp. .................     5.60          08/01/97          1,000,000
      400   KfW International Finance Inc. ..................................     5.54          09/02/97            398,044
      500   Societe Generale N.A., Inc. .....................................     5.61          09/10/97            496,917
      600   UBS Finance (Delaware) Inc.  ....................................     5.53          08/07/97            599,449
      500   WestPac Capital Corp.  ..........................................     5.54          09/05/97            497,326
                                                                                                              -------------
                                                                                                                  3,953,113
                                                                                                              -------------
            Brokerage (4.7%)
    1,000   Goldman Sachs Group L.P.  .......................................  5.63-5.64   08/04/97-09/03/97        997,215
                                                                                                              -------------
            Finance-Consumer (6.4%)
      400   American Express Credit Corp. ...................................     5.63          08/01/97            400,000
      950   American General Finance Corp. ..................................     5.64          08/05/97            949,409
                                                                                                              -------------
                                                                                                                  1,349,409
                                                                                                              -------------
            Finance-Diversified (8.4%)
      400   Associates Corp. of North America ...............................     5.65          08/05/97            399,751
      750   Commercial Credit Co. ...........................................     5.53          08/27/97            747,021
      650   General Electric Capital Corp. ..................................  5.55-5.61   09/16/97-10/14/97        644,124
                                                                                                              -------------
                                                                                                                  1,790,896
                                                                                                              -------------
            Industrials (2.0%)
      425   Weyerhaeuser Co. ................................................     5.54          08/20/97            423,764
                                                                                                              -------------

                       SEE NOTES TO FINANCIAL STATEMENTS


DEAN WITTER RETIREMENT SERIES - LIQUID ASSET
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

                                                                               ANNUALIZED
 PRINCIPAL                                                                      YIELD ON
 AMOUNT IN                                                                      DATE OF         MATURITY
 THOUSANDS                                                                      PURCHASE          DATE           VALUE
---------------------------------------------------------------------------------------------------------------------------
            Office Equipment (4.7%)
   $1,000   Xerox Credit Corp. ..............................................    5.51%          08/19/97          $ 997,260
                                                                                                              -------------
            Utilities-Finance (4.1%)
      866   National Rural Utilities Cooperative Finance Corp.  ............. 5.57-5.62    08/22/97-09/11/97        861,971
                                                                                                              -------------
            TOTAL COMMERCIAL PAPER (Amortized Cost $13,658,494)  ............................................    13,658,494
                                                                                                              -------------
            U.S. GOVERNMENT AGENCY (23.2%)
    4,930   Federal Home Loan
             Mortgage Corp.
             (Amortized Cost $4,926,600) .................................... 5.47-5.75    08/01/97-09/19/97      4,926,600
                                                                                                              -------------
            BANKERS' ACCEPTANCES (7.2%)
    1,014   BostonBank, N.A. ................................................ 5.71-5.88    09/30/97-01/20/98        993,499
      541   Union Bank of California, N.A. ..................................    5.59           10/15/97            534,804
                                                                                                              -------------
            TOTAL BANKERS' ACCEPTANCES (Amortized Cost $1,528,303) ..........................................     1,528,303
                                                                                                              -------------
            TOTAL INVESTMENTS
            (Amortized Cost $20,113,397)(a) ...............................................       94.8%          20,113,397
            CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES  ...............................        5.2            1,099,631
                                                                                                 -----        -------------
            NET ASSETS ....................................................................      100.0%         $21,213,028
                                                                                                 =====        =============

--------------
(a)  Cost is the same for federal income tax purposes.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - U.S. GOVERNMENT MONEY MARKET
PORTFOLIO OF INVESTMENTS July 31, 1997

                                         ANNUALIZED
 PRINCIPAL                                YIELD ON
 AMOUNT IN                                DATE OF        MATURITY
 THOUSANDS                                PURCHASE         DATE           VALUE
---------------------------------------------------------------------------------
            U.S. GOVERNMENT AGENCIES
             (98.7%)
   $1,000   Federal Farm Credit Bank ..  5.52-5.77%  08/04/97-11/25/97 $  991,289
    1,690   Federal Home Loan Banks ...  5.42-5.66   08/07/97-09/02/97  1,687,131
      725    Federal Home Loan Mortgage
             Corp. ....................  5.59-5.75   08/01/97-10/17/97    720,019
      590    Federal National Mortgage
             Association ..............  5.38-5.49   08/04/97-08/07/97    589,647
                                                                       ----------
            TOTAL U.S. GOVERNMENT AGENCIES
            (Amortized Cost $3,988,086) ..............................  3,988,086
                                                                       ----------
            U.S. GOVERNMENT OBLIGATION (1.2%)
       50   U.S. Treasury Bill
            (Amortized Cost $48,650) ..     5.32         02/05/98          48,650
                                                                       ----------
            TOTAL INVESTMENTS
            (Amortized Cost $4,036,736)(a)..........       99.9%        4,036,736
            CASH AND OTHER ASSETS IN EXCESS
            OF LIABILITIES .........................        0.1             4,560
                                                          -----        ----------
            NET ASSETS..............................      100.0%       $4,041,296
                                                          ======       ==========

--------------
(a)  Cost is the same for federal income tax purposes.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - U.S. GOVERNMENT SECURITIES
PORTFOLIO OF INVESTMENTS July 31, 1997

 PRINCIPAL
 AMOUNT IN                                                                    COUPON       MATURITY
 THOUSANDS                                                                     RATE          DATE           VALUE
--------------------------------------------------------------------------------------------------------------------
            U.S. GOVERNMENT & AGENCY OBLIGATIONS (98.6%)
            Government National
             Mortgage Assoc. I (71.4%)
   $3,684   .................................................................  7.00 % 06/15/23-03/15/27  $ 3,688,923
    3,737   .................................................................  7.50   01/15/24-01/15/27    3,802,491
                                                                                                        ------------
                                                                                                           7,491,414
                                                                                                        ------------
      971   Government National
             Mortgage Assoc. II (9.2%) ......................................  7.00        03/20/26          968,255
                                                                                                        ------------
            U.S. Treasury Notes (12.6%)
    1,200   .................................................................  6.375       09/30/01        1,221,852
      100   .................................................................  6.250       06/30/02          101,434
                                                                                                        ------------
                                                                                                           1,323,286
                                                                                                        ------------
      600   U.S. Treasury Principal Strips (5.4%) ...........................  0.00        08/15/98          567,120
                                                                                                        ------------
            TOTAL INVESTMENTS
            (Identified Cost $10,212,454)(a) .........................................       98.6%        10,350,075
            CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES ...........................        1.4            146,232
                                                                                            -----       ------------
            NET ASSETS ...............................................................      100.0%       $10,496,307
                                                                                            =====       ============

--------------
(a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $202,248 and the aggregate gross unrealized depreciation is $64,627, resulting in net unrealized appreciation of $137,621.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - INTERMEDIATE INCOME SECURITIES
PORTFOLIO OF INVESTMENTS July 31, 1997

 PRINCIPAL
 AMOUNT IN                                                                    COUPON   MATURITY
 THOUSANDS                                                                     RATE      DATE        VALUE
-------------------------------------------------------------------------------------------------------------
            CORPORATE BONDS (56.8%)
            Automobile-Rentals (4.0%)
    $100    Hertz Corp. .....................................................  6.00 %  01/15/03     $ 97,979
                                                                                                 ------------
            Automotive (0.8%)
      20    Chrysler Corp. .................................................. 10.40    08/01/99       20,005
                                                                                                 ------------
            Automotive-Finance (1.1%)
      25    General Motors Acceptance Corp. .................................  8.40    10/15/99       26,177
                                                                                                 ------------
            Banks (9.5%)
     100    Bank One Corp. ..................................................  7.60    05/01/07      106,545
     100    Long Island Savings Bank  .......................................  7.00    06/13/02      102,145
      25    Star Bank N.A. ..................................................  6.375   03/01/04       24,764
                                                                                                 ------------
                                                                                                     233,454
                                                                                                 ------------
            Brokerage (4.1%)
     100    Bear Stearns Companies, Inc.  ...................................  6.75    08/15/00      101,506
                                                                                                 ------------
            Data Processing (4.1%)
     100    Oracle Corp.  ...................................................  6.91    02/15/07      101,719
                                                                                                 ------------
            Financial (8.4%)
     100    Ikon Capital Inc. ...............................................  6.73    06/15/01      101,477
     100    Nac Re Corp .....................................................  8.00    06/15/99      103,259
                                                                                                 ------------
                                                                                                     204,736
                                                                                                 ------------
            Foreign Government (4.0%)
     100    State of Israel  ................................................  6.375   12/15/05       97,826
                                                                                                 ------------
            Healthcare (1.0%)
      25    Columbia/HCA Healthcare Corp.  ..................................  6.87    09/15/03       25,403
                                                                                                 ------------
            Industrials (4.1%)
     100    Millennium America Inc.  ........................................  7.00    11/15/06      100,710
                                                                                                 ------------
            Leisure (4.4%)
     100    Royal Caribbean Cruises .........................................  8.25    04/01/05      108,221
                                                                                                 ------------
            Manufacturing (2.0%)
      50    Reebok International plc
             (United Kingdom) ...............................................  6.75    09/15/05       49,374
                                                                                                 ------------
            Paper & Forest Products (4.1%)
     100    Noranda Forest, Inc. (Canada) ...................................  6.875   11/15/05      100,602
                                                                                                 ------------
            Textiles (1.0%)
      25    Burlington Industries, Inc.  ....................................  7.25    09/15/05       25,313
                                                                                                 ------------
            Utilities - Electric (4.2%)
     100    Connecticut Light & Power Co.  ..................................  7.875   06/01/01      102,208
                                                                                                 ------------
            TOTAL CORPORATE BONDS
            (Identified Cost $1,371,214) ........................................................  1,395,233
                                                                                                 ------------

                       SEE NOTES TO FINANCIAL STATEMENTS


DEAN WITTER RETIREMENT SERIES - INTERMEDIATE INCOME SECURITIES
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

 PRINCIPAL
 AMOUNT IN                                                                    COUPON   MATURITY
 THOUSANDS                                                                     RATE      DATE        VALUE
-------------------------------------------------------------------------------------------------------------
            U.S. GOVERNMENT OBLIGATIONS (34.7%)
    $100    U.S. Treasury Note ..............................................  6.125%  03/31/98      $ 100,396
     300    U.S. Treasury Note ..............................................  5.75    10/31/00        299,463
     300    U.S. Treasury Note ..............................................  5.875   11/30/01        299,868
     150    U.S. Treasury Note ..............................................  6.25    01/31/02        152,100
                                                                                                  ------------
            TOTAL U.S. GOVERNMENT OBLIGATIONS
            (Identified Cost $843,820) ..........................................................      851,827
                                                                                                  ------------
            SHORT-TERM INVESTMENT (a)(4.1%)
            U.S. GOVERNMENT AGENCY
     100    Federal Home Loan Banks
            (Amortized Cost $100,000) .......................................  5.39    08/01/97        100,000
                                                                                                  ------------

          TOTAL INVESTMENTS
          (Identified Cost $2,315,034)(b) .........................................   95.6%   2,347,060
          CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES...........................    4.4      108,712
                                                                                   -------- -----------
          NET ASSETS ..............................................................  100.0%  $2,455,772
                                                                                   ======== ===========

--------------
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $36,736 and the aggregate gross unrealized depreciation is $4,710, resulting in net unrealized appreciation of $32,026.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - AMERICAN VALUE
PORTFOLIO OF INVESTMENTS July 31, 1997

 NUMBER OF
   SHARES                                                                         VALUE
-------------------------------------------------------------------------------------------
             COMMON STOCKS (97.7%)
             Agriculture Related (4.4%)
     4,500   Case Corp.  .....................................................  $  280,969
     4,500   Deere & Co.  ....................................................     255,937
     5,500   Dekalb Genetics Corp. (Class B) .................................     420,406
     7,000   Delta & Pine Land Co.  ..........................................     266,000
    14,000   Monsanto Co.  ...................................................     697,375
     6,500   Pioneer Hi-Bred International, Inc. .............................     481,000
                                                                              -------------
                                                                                 2,401,687
                                                                              -------------
             Banks (7.1%)
     6,000   Bank of New York Co., Inc.  .....................................     291,375
     7,000   BankAmerica Corp.  ..............................................     528,500
     4,000   Bankers Trust New York Corp. ....................................     404,750
   250,000   Credito Italiano Spa (Italy)  ...................................     497,644
     4,000   First Chicago NBD Corp.  ........................................     303,500
     6,000   Fleet Financial Group, Inc.  ....................................     407,250
    10,000   Mellon Bank Corp.  ..............................................     504,375
     7,200   NationsBank Corp.  ..............................................     512,550
     6,000   Washington Mutual, Inc.  ........................................     414,000
                                                                              -------------
                                                                                 3,863,944
                                                                              -------------
             Basic Cyclicals (0.7%)
     2,300   Champion International Corp. ....................................     142,600
     3,000   Reynolds Metals Co.  ............................................     234,000
                                                                              -------------
                                                                                   376,600
                                                                              -------------
             Biotechnology (2.4%)
    21,000   Biochem Pharma, Inc. (Canada)*  .................................     603,750
    13,000   Centocor, Inc.*  ................................................     499,687
     2,000   Gilead Sciences, Inc.*  .........................................      56,250
     3,500   Vertex Pharmaceuticals, Inc.*  ..................................     122,062
                                                                              -------------
                                                                                 1,281,749
                                                                              -------------
             Capital Equipment (4.3%)
     2,000   Aeroquip-Vickers, Inc. ..........................................     109,625
     5,500   Boeing Co.  .....................................................     323,469
     3,000   Crane Co.  ......................................................     136,312
     6,000   General Electric Co.  ...........................................     421,125
     4,500   Kuhlman Corp.  ..................................................     139,500
     3,200   Parker-Hannifin Corp.  ..........................................     206,000
     2,200   Sundstrand Corp.  ...............................................     136,400
    10,000   Timken Co.  .....................................................     351,875
     2,000   Tyco International Ltd. .........................................     162,000
     4,000   United Technologies Corp.  ......................................     338,250
                                                                              -------------
                                                                                 2,324,556
                                                                              -------------
             Communications Equipment (9.4%)
     2,000   Advanced Fibre Communications, Inc.*  ...........................  $  139,250
    21,000   Bay Networks, Inc.*  ............................................     640,500
    15,000   Brightpoint, Inc.*  .............................................     447,187
     3,000   CIENA Corp.*  ...................................................     168,000
     6,000   Cisco Systems, Inc.*  ...........................................     476,625
       700   Corsair Communications, Inc.*  ..................................      13,738
    11,500   Ericsson (L.M.) Telephone Co. (Class B)(ADR)(Sweden)  ...........     520,375
     7,000   Lucent Technologies Inc.  .......................................     594,562
    10,000   Newbridge Networks Corp. (Canada)* ..............................     521,250
     6,000   Nokia Corp. (ADR)(Finland) ......................................     513,750
     5,000   Northern Telecom Ltd. (Canada) ..................................     522,812
     2,000   Tekelec*  .......................................................     123,000
     7,000   Tellabs, Inc.*  .................................................     418,687
                                                                              -------------
                                                                                 5,099,736
                                                                              -------------
             Computer Equipment (3.1%)
     4,000   Dell Computer Corp.*  ...........................................     342,000
    12,000   EMC Corp.*  .....................................................     606,000
     9,000   Kemet Corp.*  ...................................................     230,625
     6,500   SCI Systems, Inc.*  .............................................     516,344
                                                                              -------------
                                                                                 1,694,969
                                                                              -------------
             Computer Software (4.3%)
    15,000   BEA Systems, Inc.*  .............................................     290,625
     5,000   Compuware Corp.*  ...............................................     308,125
       400   Great Plains Software, Inc.*  ...................................      10,700
     4,100   Microsoft Corp.*  ...............................................     579,381
     7,000   Oracle Corp.*  ..................................................     380,187
     5,000   Peoplesoft, Inc.*  ..............................................     291,875
     8,000   Veritas Software Corp.*  ........................................     494,000
                                                                              -------------
                                                                                 2,354,893
                                                                              -------------
             Consumer-Noncyclical (4.5%)
     9,000   Alberto-Culver Co. (Class B)  ...................................     252,562
     2,500   Avon Products, Inc.  ............................................     181,406
     3,800   Coca Cola Co.  ..................................................     263,150
     1,600   Coca Cola FEMSA S.A. de C.V. (ADR)(Mexico) ......................      89,800
     8,000   Colgate-Palmolive Co.  ..........................................     606,000
    10,000   PanAmerican Beverages, Inc. (Class A)(Mexico) ...................     335,000

                       SEE NOTES TO FINANCIAL STATEMENTS


DEAN WITTER RETIREMENT SERIES - AMERICAN VALUE
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

 NUMBER OF
   SHARES                                                                         VALUE
-------------------------------------------------------------------------------------------
    3,000    Procter & Gamble Co.  ...........................................  $  456,375
    7,000    Sunbeam Corporation  ............................................     273,875
                                                                              -------------
                                                                                 2,458,168
                                                                              -------------
             Consumer Business Services (1.4%)
    8,000    AccuStaff, Inc.*  ...............................................     218,000
    7,400    Browning-Ferris Industries, Inc.  ...............................     273,800
    5,000    Corrections Corp. of America*  ..................................     221,562
    2,000    Service Corp. International .....................................      68,000
                                                                              -------------
                                                                                   781,362
                                                                              -------------
             Consumer Products (2.6%)
    5,000    CVS Corp. .......................................................     284,375
    4,000    Philips Electronics NV (Netherlands)  ...........................     327,250
    3,500    Philips Electronics NV (Netherlands)  ...........................     283,962
    1,900    Sony Corp. (Japan)  .............................................     189,134
    3,100    Sony Corp. (ADR)(Japan)  ........................................     315,619
                                                                              -------------
                                                                                 1,400,340
                                                                              -------------
             Drugs (4.0%)
    5,000    Dura Pharmaceuticals, Inc.*  ....................................     194,062
    4,500    Lilly (Eli) & Co.  ..............................................     508,500
    5,000    Medicis Pharmaceutical Corp. (Class A)*  ........................     225,000
      280    Novartis (Switzerland) ..........................................     449,742
    4,400    Pfizer, Inc.  ...................................................     262,350
    3,600    Warner-Lambert Co.  .............................................     502,875
                                                                              -------------
                                                                                 2,142,529
                                                                              -------------
             Energy (5.9%)
    9,000    Baker Hughes, Inc. ..............................................     396,563
    8,000    Cooper Cameron Corp.*  ..........................................     469,000
    2,500    Diamond Offshore Drilling, Inc. .................................     233,125
    5,000    EVI, Inc.*  .....................................................     244,375
    8,000    Falcon Drilling Company, Inc.*  .................................     231,000
   12,000    Halliburton Co.  ................................................     552,000
    5,000    Halter Marine Group, Inc.*  .....................................     153,125
    8,200    Schlumberger, Ltd.  .............................................     626,275
    4,000    Smith International, Inc.*  .....................................     286,750
                                                                              -------------
                                                                                 3,192,213
                                                                              -------------
             Financial-Miscellaneous (7.1%)
      400    Advanta Corp. (Class A)  ........................................      14,400
    7,000    American Express Co. ............................................     586,250
   15,000    Hambrecht & Quist Group*  .......................................     447,188
             Kansas City Southern
    2,000    Industries, Inc.  ...............................................     150,750
    4,000    Legg Mason, Inc.  ...............................................  $  245,750
   16,000    Lehman Brothers Holdings, Inc. ..................................     797,000
    8,000    Merrill Lynch & Co., Inc. .......................................     563,500
    8,000    Paine Webber Group, Inc. ........................................     320,000
    1,000    Price (T.) Rowe Associates, Inc. ................................      54,250
   10,000    Providian Financial Corp.*  .....................................     391,875
    4,500    Salomon, Inc.  ..................................................     285,469
                                                                              -------------
                                                                                 3,856,432
                                                                              -------------
             Healthcare Products & Services (2.9%)
    7,000    HBO & Co.  ......................................................     540,750
   16,000    Health Management Associates, Inc. (Class A)*  ..................     511,000
   20,000    Healthsouth Corp.*  .............................................     530,000
                                                                              -------------
                                                                                 1,581,750
                                                                              -------------
             Insurance (2.3%)
    3,000    Hartford Financial Services Group, Inc.  ........................     261,375
             Marsh & McLennan
    7,000    Companies, Inc.  ................................................     542,063
    5,000    Nationwide Financial Services, Inc. (Class A)  ..................     151,250
    4,000    Travelers Group, Inc. ...........................................     287,750
                                                                              -------------
                                                                                 1,242,438
                                                                              -------------
             Internet (3.0%)
   10,000    America Online, Inc.*  ..........................................     675,000
   10,000    E*TRADE Group, Inc.*  ...........................................     305,000
   10,000    Sterling Commerce, Inc.*  .......................................     376,875
    5,000    Yahoo! Inc.*  ...................................................     281,250
                                                                              -------------
                                                                                 1,638,125
                                                                              -------------
             Media Group (4.1%)
    6,600    Clear Channel Communications, Inc.*  ............................     410,850
             Evergreen Media Corp.
    8,000    (Class A)*  .....................................................     367,000
   10,000    Jacor Communications, Inc.*  ....................................     428,750
   13,200    Outdoor Systems, Inc.*  .........................................     343,200
    2,000    Univision Communications, Inc. (Class A)*  ......................      86,000
   25,000    Westinghouse Electric Corp. .....................................     601,563
                                                                              -------------
                                                                                 2,237,363
                                                                              -------------
             Medical Supplies (2.4%)
    6,000    Boston Scientific Corp.*  .......................................     430,500
    5,500    Guidant Corp.  ..................................................     501,875
    4,000    Medtronic, Inc.  ................................................     349,000
                                                                              -------------
                                                                                 1,281,375
                                                                              -------------

                       SEE NOTES TO FINANCIAL STATEMENTS


DEAN WITTER RETIREMENT SERIES - AMERICAN VALUE
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

 NUMBER OF
   SHARES                                                                         VALUE
-------------------------------------------------------------------------------------------
             Retail (5.8%)
    3,000    Barnes & Noble, Inc.*  .......................................... $   150,000
   13,500    Costco Companies Inc.*  .........................................     511,313
   10,000    Dayton-Hudson Corp.  ............................................     646,250
    5,000    Dollar General Corp. ............................................     220,000
   10,000    Family Dollar Stores, Inc.  .....................................     325,625
    6,000    General Nutrition Companies, Inc.*  .............................     171,000
    7,800    Home Depot, Inc.  ...............................................     389,025
    3,000    Ross Stores, Inc.  ..............................................      94,500
   17,000    Wal-Mart Stores, Inc.  ..........................................     638,563
                                                                              -------------
                                                                                 3,146,276
                                                                              -------------
             Semiconductor Equipment (5.7%)
    9,000    Applied Materials, Inc.*  .......................................     826,313
    2,000    ASM Lithography Holding NV (Netherlands)* .......................     162,000
    5,000    CFM Technologies, Inc.*  ........................................     129,375
    1,000    DuPont Photomasks, Inc.* ........................................      50,750
    3,000    Etec Systems, Inc.*  ............................................     160,875
   13,000    KLA-Tencor Corp.*  ..............................................     786,500
    7,000    LAM Research Corp.*  ............................................     370,125
    7,000    PRI Automation, Inc.*  ..........................................     345,625
    5,000    Teradyne, Inc.*  ................................................     233,750
                                                                              -------------
                                                                                 3,065,313
                                                                              -------------
             Semiconductors (9.2%)
    4,000    Altera Corp.  ...................................................     241,000
   17,000    Analog Devices, Inc.*  ..........................................     534,438
   10,000    Burr-Brown Corp.*  ..............................................     348,125
      700    Galileo Technology Ltd. (Israel)* ...............................      16,975
    2,000    Intel Corp.  ....................................................     183,500
    5,000    Lattice Semiconductor Corp.*  ...................................     335,625
    5,000    Linear Technology Corp.  ........................................     333,750
    8,000    Maxim Integrated Products, Inc.* ................................     553,000
    2,500    MEMC Electronic Materials, Inc.* ................................      72,500
    4,000    Micrel, Inc.*  ..................................................     259,000
    9,000    Micron Technology, Inc. *  ......................................     438,188
    6,000    Motorola, Inc.  .................................................     481,875
    6,000    Texas Instruments, Inc. .........................................     690,000
   10,000    Vitesse Semiconductor Corp.*  ...................................     483,750
                                                                              -------------
                                                                                 4,971,726
                                                                              -------------
             Transportation (1.1%)
             Continental Airlines, Inc.
      900    (Class B)*  ..................................................... $    33,525
    4,000    PACCAR, Inc. ....................................................     197,000
    1,400    Ryanair Holdings PLC (ADR)(Ireland)*  ...........................      39,375
    3,000    Teekay Shipping Corp.  ..........................................     104,813
    6,000    US Airways Group, Inc.*  ........................................     229,877
                                                                              -------------
                                                                                   604,590
                                                                              -------------
             TOTAL COMMON STOCKS (Identified Cost $42,913,438)  ..............  52,998,134
                                                                              -------------

   PRINCIPAL
   AMOUNT IN
   THOUSANDS
--------------------------------------------------------------
               SHORT-TERM INVESTMENT (A) (1.7%)
               U.S. GOVERNMENT AGENCY
     $900      Federal Home Loan Mortgage
                Corp. 5.75% due 08/01/97
                (Amortized Cost $900,000)..........    900,000
                                                   -----------
TOTAL INVESTMENTS
(Identified Cost $43,813,438)(b) .          99.4%   53,898,134
CASH AND OTHER ASSETS IN EXCESS
OF LIABILITIES ...................           0.6       316,360
                                         -------- ------------
NET ASSETS........................         100.0%  $54,214,494
                                         ======== ============

------------
ADR      American Depository Receipt.
*        Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $10,364,753 and the aggregate gross unrealized depreciation is $280,057, resulting in net unrealized appreciation of $10,084,696.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - CAPITAL GROWTH
PORTFOLIO OF INVESTMENTS July 31, 1997

 NUMBER OF
   SHARES                                                                         VALUE
------------------------------------------------------------------------------------------
             COMMON STOCKS (98.0%)
             Auto Trucks & Parts (2.3%)
    5,000    Miller Industries, Inc.* ........................................  $ 84,375
                                                                              ------------
             Banking (4.8%)
    1,450    State Street Corp. ..............................................    81,291
    1,350    Washington Mutual, Inc. .........................................    93,150
                                                                              ------------
                                                                                 174,441
                                                                              ------------
             Commercial Services (1.4%)
    1,900    Affiliated Computer Services, Inc. (Class A)* ...................    51,537
                                                                              ------------
             Communications -
             Equipment & Software (3.8%)
    1,100    3Com Corp.* .....................................................    60,087
    1,350    Tellabs, Inc.* ..................................................    80,747
                                                                              ------------
                                                                                 140,834
                                                                              ------------
             Computer Services (1.9%)
    1,800    Sterling Commerce, Inc.* ........................................    67,837
                                                                              ------------
             Computer Software (8.9%)
    1,100    Computer Associates International, Inc. .........................    74,869
    2,200    Danka Business Systems PLC (ADR)(United Kingdom) ................   107,525
      800    Electronics for Imaging, Inc.* ..................................    44,000
      450    Microsoft Corp.* ................................................    63,591
      700    Oracle Corp.* ...................................................    38,019
                                                                              ------------
                                                                                 328,004
                                                                              ------------
             Computer - Systems (4.7%)
    2,000    EMC Corp.* ......................................................   101,000
      900    SCI Systems, Inc.* ..............................................    71,494
                                                                              ------------
                                                                                 172,494
                                                                              ------------
             Consumer Business Services (2.6%)
    2,200    AccuStaff, Inc.* ................................................    59,950
    1,000    Service Corp. International .....................................    34,000
                                                                              ------------
                                                                                  93,950
                                                                              ------------
             Drugs (1.4%)
    1,100    Elan Corp. PLC (ADR)(Ireland)* ..................................    52,250
                                                                              ------------
             Electronics (4.2%)
      750    Hadco Corp.* ....................................................    49,406
    1,800    Jabil Circuit, Inc.* ............................................    87,637
      250    Sanmina Corp.* ..................................................    18,344
                                                                              ------------
                                                                                 155,387
                                                                              ------------
             Electronics - Semiconductors/
             Components (1.2%)
      400    Intel Corp. .....................................................    36,700
      150    Photronics, Inc.* ...............................................     8,137
                                                                              ------------
                                                                                  44,837
                                                                              ------------
             Enviromental Control (1.5%)
    1,600    Newpark Resources, Inc.* ........................................  $ 55,300
                                                                              ------------
             Financial - Miscellaneous (11.4%)
    1,600    Green Tree Financial Corp. ......................................    75,400
      700    Household International, Inc. ...................................    90,650
    2,200    MBNA Corp. ......................................................    99,000
    1,300    MGIC Investment Corp. ...........................................    68,331
    1,400    SunAmerica, Inc. ................................................    84,700
                                                                              ------------
                                                                                 418,081
                                                                              ------------
             Healthcare - Diversified (2.2%)
    2,000    Universal Health Services, Inc. (Class B)* ......................    81,250
                                                                              ------------
             Hospital Management (1.5%)
    1,200    Express Scripts, Inc. (Class A)* ................................    53,400
                                                                              ------------
             Household Furnishings & Appliances (3.1%)
    1,200    American Standard Companies, Inc.* ..............................    59,625
    1,000    Ethan Allen Interiors, Inc. .....................................    53,000
                                                                              ------------
                                                                                 112,625
                                                                              ------------
             Life Insurance (1.4%)
    1,300    Providian Financial Corp.* ......................................    50,944
                                                                              ------------
             Manufacturing - Diversified (2.7%)
    1,200    Tyco International Ltd. .........................................    97,200
                                                                              ------------
             Media (2.0%)
    1,200    Clear Channel Communications, Inc.* .............................    74,700
                                                                              ------------
             Oil & Gas Products (0.5%)
      300    Camco International, Inc. .......................................    19,387
                                                                              ------------
             Oil Drilling & Services (9.3%)
    1,450    ENSCO International, Inc.* ......................................    95,881
    2,900    Pride International, Inc.* ......................................    76,669
    1,500    Tidewater, Inc. .................................................    75,750
    2,400    Varco International, Inc.* ......................................    92,850
                                                                              ------------
                                                                                 341,150
                                                                              ------------
             Oil Equipment & Services (4.2%)
    2,400    Falcon Drilling Company, Inc.* ..................................    69,300
    1,200    Smith International, Inc.* ......................................    86,025
                                                                              ------------
                                                                                 155,325
             Pharmaceuticals (2.8%)
    2,300    Medicis Pharmaceutical Corp. (Class A)* .........................   103,500
                                                                              ------------
             Retail - Department Stores (3.7%)
    1,900    Dollar General Corp. ............................................    83,600
      950    Proffitt's, Inc.* ...............................................    50,350
                                                                              ------------
                                                                                 133,950
                                                                              ------------

                       SEE NOTES TO FINANCIAL STATEMENTS


DEAN WITTER RETIREMENT SERIES - CAPITAL GROWTH
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

 NUMBER OF
   SHARES                                                                         VALUE
------------------------------------------------------------------------------------------
             Retail - Drugs Stores (1.7%)
    1,100    Walgreen Co. ....................................................  $ 62,150
                                                                              ------------
             Retail - Food Chains (4.1%)
    2,400    Kroger Co.* .....................................................    70,950
    1,500    Safeway, Inc.* ..................................................    80,438
                                                                              ------------
                                                                                 151,388
                                                                              ------------
             Retail - Specialty (6.0%)
    1,562    Consolidated Stores Corp.* ......................................    62,871
    2,700    General Nutrition Companies, Inc.* ..............................    76,950
    3,200    Staples, Inc.* ..................................................    80,400
                                                                              ------------
                                                                                 220,221
                                                                              ------------
             Utilities - Electric (1.9%)
      900    AES Corp.* ......................................................    71,100
                                                                              ------------
             Utilities - Telephone (0.8%)
      850    Airtouch Communications, Inc.* ..................................    27,997
                                                                              ------------

TOTAL INVESTMENTS
(Identified Cost $2,725,382)(a) .    98.0%   3,595,614
CASH AND OTHER ASSETS IN EXCESS
OF LIABILITIES...................     2.0       74,032
                                    -----   ----------
NET ASSETS.......................   100.0%  $3,669,646
                                    =====   ==========

------------
ADR     American Depository Receipt.
*       Non-income producing security.
(a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $870,624 and the aggregate gross unrealized depreciation is $392, resulting in net unrealized appreciation of $870,232.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - DIVIDEND GROWTH
PORTFOLIO OF INVESTMENTS July 31, 1997

 NUMBER OF
   SHARES                                                                          VALUE
--------------------------------------------------------------------------------------------
             COMMON STOCKS (100.0%)
             Aerospace (2.7%)
    55,000   Raytheon Co.  ...................................................  $3,073,125
                                                                              --------------
             Aluminum (2.7%)
    35,500   Aluminum Co. of America  ........................................   3,141,750
                                                                              --------------
             Automotive (5.3%)
    84,000   Chrysler Corp.  .................................................   3,118,500
    74,000   Ford Motor Co.  .................................................   3,024,750
                                                                              --------------
                                                                                 6,143,250
                                                                              --------------
             Banks (2.7%)
    43,000   NationsBank Corp.  ..............................................   3,061,062
                                                                              --------------
             Banks - Money Center (2.7%)
    41,000   BankAmerica Corp.  ..............................................   3,095,500
                                                                              --------------
             Beverages - Soft Drinks (2.7%)
    81,000   PepsiCo Inc.  ...................................................   3,103,312
                                                                              --------------
             Chemicals (5.1%)
    44,000   Du Pont (E.I.) de Nemours & Co., Inc.  ..........................   2,945,250
    49,500   Eastman Chemical Co.  ...........................................   2,994,750
                                                                              --------------
                                                                                 5,940,000
                                                                              --------------
             Computers - Systems (2.7%)
    29,000   International Business Machines Corp.  ..........................   3,066,750
                                                                              --------------
             Conglomerates (5.1%)
    31,500   Minnesota Mining & Manufacturing Co.  ...........................   2,984,625
    63,000   Tenneco, Inc.  ..................................................   2,937,375
                                                                              --------------
                                                                                 5,922,000
                                                                              --------------
             Drugs (2.6%)
    38,000   Bristol-Myers Squibb Co.  .......................................   2,980,625
                                                                              --------------
             Drugs & Healthcare (2.7%)  ......................................
    47,000   Abbott Laboratories  ............................................   3,075,562
                                                                              --------------
             Electric - Major (2.6%)
    42,300   General Electric Co.  ...........................................   2,968,931
                                                                              --------------
             Energy (2.6%)
    47,000   Kerr-McGee Corp.  ...............................................   2,943,375
                                                                              --------------
             Foods (5.2%)
    59,800   Quaker Oats Company (The)  ......................................   3,061,012
    13,300   Unilever NV (ADR)(Netherlands)  .................................   2,899,400
                                                                              --------------
                                                                                 5,960,412
                                                                              --------------
             Machinery - Agricultural (2.6%)
    53,600   Deere & Co.  ....................................................   3,048,500
                                                                              --------------
             Manufacturing - Diversified (2.5%)
    39,000   Honeywell, Inc.  ................................................  $2,912,813
                                                                              --------------
             Metals - Miscellaneous (2.5%)
    34,000   Phelps Dodge Corp.  .............................................   2,892,125
                                                                              --------------
             Natural Gas (2.6%)
    78,000   Enron Corp.  ....................................................   2,959,125
                                                                              --------------
             Office Equipment (2.7%)
    41,000   Pitney Bowes, Inc.  .............................................   3,080,125
                                                                              --------------
             Oil - Domestic (5.3%)
    32,000   Amoco Corp.  ....................................................   3,008,000
    59,000   Ashland, Inc.  ..................................................   3,134,375
                                                                              --------------
                                                                                 6,142,375
                                                                              --------------
             Oil Integrated - International (2.7%)
    48,200   Exxon Corp.  ....................................................   3,096,850
                                                                              --------------
             Paper & Forest Products (2.7%)
    51,000   Weyerhaeuser Co.  ...............................................   3,174,750
                                                                              --------------
             Photography (2.6%)
    45,500   Eastman Kodak Co.  ..............................................   3,048,500
                                                                              --------------
             Railroads (2.8%)
    51,500   CSX Corp.  ......................................................   3,180,125
                                                                              --------------
             Retail - Department Stores (2.6%)
    54,000   May Department Stores Co.  ......................................   3,017,250
                                                                              --------------
             Retail - Food Chains (2.6%)
   120,600   American Stores Co.  ............................................   3,045,150
                                                                              --------------
             Steel (2.5%)
    83,000   Timken Co.  .....................................................   2,920,563
                                                                              --------------
             Telecommunications (5.3%)
    41,000   Bell Atlantic Corp.  ............................................   2,975,063
    63,000   Sprint Corp.  ...................................................   3,118,500
                                                                              --------------
                                                                                 6,093,563
                                                                              --------------
             Tobacco (2.6%)
    67,000   Philip Morris Companies, Inc.  ..................................   3,023,375
                                                                              --------------
             Utilities - Electric (8.0%)
   142,000   Houston Industries, Inc.  .......................................   2,973,125
    82,800   New England Electric System  ....................................   3,089,475
   139,000   Unicom Corp.  ...................................................   3,153,563
                                                                              --------------
                                                                                 9,216,163
                                                                              --------------
             TOTAL COMMON STOCKS
             (Identified Cost $86,532,718)  .................................. 115,327,006
                                                                              --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - DIVIDEND GROWTH
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                                        VALUE
-------------------------------------------------------------------------------------------
             SHORT-TERM INVESTMENT (0.7%)
             REPURCHASE AGREEMENT
             The Bank of New York 5.75%  due 08/01/97 (dated 07/31/97;
      $757   proceeds $757,142)(a)  (Identified Cost $757,021)  .............   $ 757,021
                                                                              -------------

TOTAL INVESTMENTS
(Identified Cost $87,289,739)(b)  .   100.7 %  116,084,027
LIABILITIES IN EXCESS OF OTHER
ASSETS ............................    (0.7)      (772,518)
                                    -------- -------------
NET ASSETS ........................   100.0 % $115,311,509
                                    ======== =============

------------
ADR     American Depository Receipt.
(a) Collateralized by $244,167 Federal National Mortgage Association 9.55% due 11/10/97 valued at $252,039, $400,000 Federal National
        Mortgage Association 7.37% due 04/14/04 valued at $414,359 and $99,269 Federal National Mortgage Association 7.50% due 04/16/07 valued at $105,764.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $29,069,461 and the aggregate gross unrealized depreciation is $275,173, resulting in net unrealized appreciation of $28,794,288.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - UTILITIES
PORTFOLIO OF INVESTMENTS July 31, 1997

 NUMBER OF
   SHARES                                                                        VALUE
-----------------------------------------------------------------------------------------
             COMMON STOCKS (100.0%)
             Natural Gas (19.1%)
    5,000    American Water Works Company, Inc.  ............................. $  108,437
    3,500    Brooklyn Union Gas Co. ..........................................    105,219
    4,500    Calpine Corp.* ..................................................     88,875
    3,500    Enron Corp. .....................................................    132,781
    5,000    MCN Corp.  ......................................................    158,437
    2,000    Mobil Corp. .....................................................    153,000
    3,000    Pacific Enterprises .............................................    100,312
    4,000    Williams Companies, Inc. ........................................    183,000
                                                                              -----------
                                                                                1,030,061
                                                                              -----------
             Telecommunications (29.1%)
    3,000    Alltel Corp. ....................................................     98,625
    3,000    AT&T Corp.  .....................................................    110,438
    3,000    BellSouth Corp.  ................................................    142,125
    3,500    Cable & Wireless PLC (ADR)(United Kingdom) ......................    105,219
    2,500    Compania de Telefonos de Chile S.A. (ADR)(Chile) ................     82,344
             Grupo Iusacell S.A. de C.V.
    7,000    (Series L)(ADR)(Mexico)* ........................................    131,688
    3,000    GTE Corp. .......................................................    139,500
    2,000    Nokia Corp. (ADR)(Finland)* .....................................    171,250
    3,000    Sprint Corp. ....................................................    148,500
    3,000    Teleport Communications Group Inc. (Class A)* ...................    118,125
    2,500    Vodafone Group PLC (ADR)(United Kingdom) ........................    126,250
    5,500    WorldCom, Inc.* .................................................    192,156
                                                                              -----------
                                                                                1,566,220
                                                                              -----------
             Utilities - Electric (51.8%)
    2,000    AES Corp.* ......................................................    158,000
    3,000    American Electric Power Co. .....................................    134,250
    4,000    CILCORP, Inc.  ..................................................    167,750
    4,000    CINergy Corp.  ..................................................    134,500
    4,000    CMS Energy Corp.  ...............................................    148,000
    5,000    DPL, Inc.  ......................................................    123,125
    4,050    DQE, Inc.  ......................................................    127,828
    3,000    Duke Energy Corp. ...............................................    152,063
    5,000    Edison International  ...........................................    126,250
    4,000    Florida Progress Corp.  .........................................    128,750
    4,000    General Public Utilities Corp.  .................................    138,750
    6,000    MDU Resources Group, Inc.  ......................................    142,500
    3,000    NIPSCO Industries, Inc. .........................................    126,375
    5,500    PacifiCorp ......................................................    122,719
    4,500    Pinnacle West Capital Corp.  ....................................    142,031
    4,000    Public Service Company of Colorado .............................. $  166,500
    4,500    Sierra Pacific Resources ........................................    143,719
    6,000    Teco Energy, Inc.  ..............................................    152,250
    4,000    Utilicorp United, Inc. ..........................................    119,250
    4,000    Western Resources, Inc. .........................................    138,500
                                                                              -----------
                                                                                2,793,110
                                                                              -----------
             TOTAL COMMON STOCKS
             (Identified Cost $4,358,265) ....................................  5,389,391
                                                                              -----------
 PRINCIPAL
 AMOUNT IN
 THOUSANDS
-----------
             SHORT-TERM INVESTMENTS (5.2%)
             U.S. GOVERNMENT AGENCY (a)(2.8%)
             Federal National Mortgage Assoc. 5.48% due 08/04/97
    $150     (Amortized Cost $149,931) .......................................    149,931
                                                                              -----------
             REPURCHASE AGREEMENT (2.4%)
             The Bank of New York
             5.75% due 08/01/97 (dated 07/31/97; proceeds $132,571)(b)
      133    (Identified Cost $132,550) ......................................    132,550
                                                                              -----------
             TOTAL SHORT-TERM INVESTMENTS
             (Identified Cost $282,481) ......................................    282,481
                                                                              -----------

TOTAL INVESTMENTS
(IDENTIFIED COST $4,640,746)
(C) .............  .............   105.2%    5,671,872
LIABILITIES IN EXCESS OF OTHER
 ASSETS........................     (5.2)     (280,644)
                                   -----   -----------
NET ASSETS.....................    100.0%  $ 5,391,228
                                   =====   ===========

--------------
ADR     American Depository Receipt.
*       Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $30,477 U.S. Treasury Note 6.25% due 05/31/99 valued at $31,043 and $99,095 U.S. Treasury Note 7.125% due 09/30/99
        valued at $104,158.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $1,034,626 and the aggregate gross unrealized depreciation is $3,500, resulting in net unrealized appreciation of $1,031,126.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS July 31, 1997

 NUMBER OF
   SHARES                                                                         VALUE
-------------------------------------------------------------------------------------------
             COMMON STOCKS (97.4%)
             Aerospace & Defense (1.0%)
      750    Boeing Co.  .....................................................  $   44,109
      550    General Dynamics Corp.  .........................................      48,675
      450    Lockheed Martin Corp.  ..........................................      47,925
      550    McDonnell Douglas Corp.  ........................................      42,075
      450    Northrop Grumman Corp.  .........................................      51,806
                                                                              -------------
                                                                                   234,590
                                                                              -------------
             Agriculture Related (0.2%)
      600    Pioneer Hi-Bred International, Inc. .............................      44,400
                                                                              -------------
             Air Freight (0.2%)
      800    Federal Express Corp.* ..........................................      51,650
                                                                              -------------
             Airlines (0.8%)
      450    AMR Corp.* ......................................................      48,403
      450    Delta Air Lines, Inc.  ..........................................      39,994
    1,550    Southwest Airlines Co.  .........................................      45,241
    1,300    US Airways Group, Inc.* .........................................      49,806
                                                                              -------------
                                                                                   183,444
                                                                              -------------
             Aluminum (0.6%)
    1,100    Alcan Aluminum Ltd. (Canada) ....................................      43,106
      600    Aluminum Co. of America .........................................      53,100
      550    Reynolds Metals Co.  ............................................      42,900
                                                                              -------------
                                                                                   139,106
                                                                              -------------
             Auto Parts - After Market (1.5%)
    1,850    Cooper Tire & Rubber Co.  .......................................      46,134
    1,150    Dana Corp.  .....................................................      52,253
    1,250    Echlin, Inc.  ...................................................      46,328
    1,275    Genuine Parts Co.  ..............................................      41,597
      750    Goodyear Tire & Rubber Co.  .....................................      48,422
    1,500    ITT Industries, Inc.  ...........................................      42,469
    1,000    Snap-On, Inc.  ..................................................      41,250
      800    TRW, Inc.  ......................................................      46,800
                                                                              -------------
                                                                                   365,253
                                                                              -------------
             Auto Trucks & Parts (0.6%)
      650    Cummins Engine Co., Inc.  .......................................      51,025
    2,500    Navistar International Corp.* ...................................      51,562
    1,050    PACCAR, Inc.  ...................................................      51,712
                                                                              -------------
                                                                                   154,299
                                                                              -------------
             Automobiles (0.6%)
    1,100    Chrysler Corp.  .................................................      40,837
    1,100    Ford Motor Co.  .................................................      44,962
      800    General Motors Corp.  ...........................................      49,500
                                                                              -------------
                                                                                   135,299
                                                                              -------------
             Banks - Money Center (1.2%)
      700    BankAmerica Corp.  ..............................................  $   52,850
      450    Bankers Trust New York Corp.  ...................................      45,534
      400    Chase Manhattan Corp.  ..........................................      45,425
      350    Citicorp ........................................................      47,512
      650    First Chicago NBD Corp.  ........................................      49,319
      400    Morgan (J.P.) & Co., Inc.  ......................................      46,350
                                                                              -------------
                                                                                   286,990
                                                                              -------------
             Banks - Regional (4.4%)
      950    Banc One Corp.  .................................................      53,319
    1,100    Bank of New York Co., Inc.  .....................................      53,419
      550    BankBoston Corp.  ...............................................      46,716
      900    Barnett Banks, Inc.  ............................................      51,244
      600    Comerica, Inc.  .................................................      45,375
      700    CoreStates Financial Corp.  .....................................      43,181
      825    Fifth Third Bancorp .............................................      52,078
      550    First Bank System, Inc.  ........................................      48,950
      450    First Union Corp.  ..............................................      45,647
      700    Fleet Financial Group, Inc.  ....................................      47,512
      700    KeyCorp .........................................................      43,531
    1,000    Mellon Bank Corp.  ..............................................      50,437
      750    National City Corp.  ............................................      44,625
      700    NationsBank Corp.  ..............................................      49,831
      750    Norwest Corp.  ..................................................      47,297
      900    PNC Bank Corp.  .................................................      41,175
      450    Republic New York Corp.  ........................................      51,975
      700    SunTrust Banks, Inc.  ...........................................      44,931
      750    U.S. Bancorp ....................................................      49,969
      700    Wachovia Corp.  .................................................      45,150
      800    Washington Mutual, Inc.  ........................................      55,200
      150    Wells Fargo & Co.  ..............................................      41,241
                                                                              -------------
                                                                                 1,052,803
                                                                              -------------
             Beverages - Alcoholic (0.7%)
    1,100    Anheuser-Busch Companies, Inc.  .................................      47,231
      800    Brown-Forman Corp. (Class B) ....................................      39,000
    1,650    Coors (Adolph) Co.  .............................................      51,872
    1,100    Seagram Co. Ltd. (Canada) .......................................      42,144
                                                                              -------------
                                                                                   180,247
                                                                              -------------
             Beverages - Soft Drinks (0.5%)
      650    Coca Cola Co.  ..................................................      45,012
    1,150    PepsiCo, Inc.  ..................................................      44,059
    1,700    Whitman Corp.  ..................................................      42,925
                                                                              -------------
                                                                                   131,996
                                                                              -------------
             Biotechnology (0.2%)
     700     Amgen, Inc.* ....................................................      41,125
                                                                              -------------

                      SEE NOTES TO FINANCIAL STATEMENTS


DEAN WITTER RETIREMENT SERIES - VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

 NUMBER OF
   SHARES                                                                         VALUE
-------------------------------------------------------------------------------------------
             Broadcast Media (0.6%)
    2,200    Comcast Corp. (Class A Special) .................................   $ 49,637
             Tele-Communications, Inc.
    3,100    (Class A)* ......................................................     52,894
    2,200    U.S. West Media Group* ..........................................     48,537
                                                                              -------------
                                                                                  151,068
                                                                              -------------
             Brokerage (0.2%)
    1,000    Schwab (Charles) Corp.  .........................................     46,812
                                                                              -------------
             Building Materials (0.7%)
      600    Armstrong World Industries, Inc.  ...............................     44,287
    1,000    Masco Corp.  ....................................................     46,875
    1,000    Owens-Corning ...................................................     42,062
    1,300    Sherwin-Williams Co.  ...........................................     41,681
                                                                              -------------
                                                                                  174,905
                                                                              -------------
             Business Services (0.2%)
    1,200    Cognizant Corp.  ................................................     51,150
                                                                              -------------
             Chemicals (1.5%)
      550    Air Products & Chemicals, Inc.  .................................     48,503
      450    Dow Chemical Co.  ...............................................     42,750
      700    Du Pont (E.I.) De Nemours & Co., Inc.  ..........................     46,856
      750    Eastman Chemical Co.  ...........................................     45,375
      900    Monsanto Co.  ...................................................     44,831
      800    Praxair, Inc.  ..................................................     44,100
      450    Rohm & Haas Co.  ................................................     44,100
      750    Union Carbide Corp.  ............................................     41,531
                                                                              -------------
                                                                                  358,046
                                                                              -------------
             Chemicals - Diversified (0.9%)
    1,100    Avery Dennison Corp.  ...........................................     48,537
    1,800    Engelhard Corp.  ................................................     38,700
      550    FMC Corp.* ......................................................     47,162
      950    Goodrich (B.F.) Co.  ............................................     42,928
      700    PPG Industries, Inc.  ...........................................     44,800
                                                                              -------------
                                                                                  222,127
                                                                              -------------
             Chemicals - Specialty (1.5%)
    1,000    Ecolab, Inc.  ...................................................     46,687
      750    Grace (W. R.) & Co.  ............................................     46,125
      850    Great Lakes Chemical Corp.  .....................................     42,553
      850    Hercules, Inc.  .................................................     45,156
      800    International Flavors & Fragrances Inc.  ........................     42,450
    1,300    Morton International, Inc.  .....................................     43,469
    1,050    Nalco Chemical Co.  .............................................     42,853
    1,200    Sigma-Aldrich Corp.  ............................................     41,250
                                                                              -------------
                                                                                  350,543
                                                                              -------------
             Communications -
             Equipment/Manufacturers (1.2%)
    1,500    Andrew Corp.* ...................................................   $ 39,094
    1,650    DSC Communications Corp.* .......................................     48,572
    2,200    NextLevel Systems, Inc.* ........................................     43,862
      500    Northern Telecom Ltd. (Canada) ..................................     52,281
    2,300    Scientific-Atlanta, Inc.  .......................................     48,300
      800    Tellabs, Inc.* ..................................................     47,850
                                                                              -------------
                                                                                  279,959
                                                                              -------------
             Communications Equipment (0.6%)
      500    Harris Corp.  ...................................................     43,437
      600    Lucent Technologies Inc.  .......................................     50,962
      650    Motorola, Inc.  .................................................     52,203
                                                                              -------------
                                                                                  146,602
                                                                              -------------
             Computer Software & Services (3.0%)
      900    3Com Corp.* .....................................................     49,162
    1,200    Adobe Systems, Inc.  ............................................     44,850
    1,200    Autodesk, Inc.  .................................................     50,850
      900    Automatic Data Processing, Inc.  ................................     44,550
    1,650    Bay Networks, Inc.* .............................................     50,325
    1,400    Cabletron Systems, Inc.* ........................................     47,425
    1,000    Ceridian Corp.* .................................................     43,750
      650    Cisco Systems, Inc.* ............................................     51,634
      750    Computer Associates International, Inc.  ........................     51,047
      600    Computer Sciences Corp.* ........................................     48,862
      350    Microsoft Corp.* ................................................     49,459
       10    Netscape Communications Corp.* ..................................        380
    5,200    Novell, Inc.* ...................................................     39,325
      950    Oracle Corp.* ...................................................     51,597
      900    Parametric Technology Corp.* ....................................     44,100
    5,800    Unisys Corp.* ...................................................     55,825
                                                                              -------------
                                                                                  723,141
                                                                              -------------
             Computers - Peripheral Equipment (0.4%)
    1,050    EMC Corp.* ......................................................     53,025
    1,000    Seagate Technology, Inc.* .......................................     41,062
                                                                              -------------
                                                                                   94,087
                                                                              -------------
             Computers - Systems (2.5%)
    4,400    Amdahl Corp.* ...................................................     51,975
    2,500    Apple Computer, Inc.* ...........................................     43,594
      950    COMPAQ Computer Corp.* ..........................................     54,269
    1,750    Data General Corp.* .............................................     52,828
      600    Dell Computer Corp.* ............................................     51,300
    1,100    Digital Equipment Corp.* ........................................     45,306
      700    Hewlett-Packard Co.  ............................................     49,044

                       SEE NOTES TO FINANCIAL STATEMENTS


DEAN WITTER RETIREMENT SERIES - VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

 NUMBER OF
   SHARES                                                                         VALUE
-------------------------------------------------------------------------------------------
      500    International Business Machines Corp.  ..........................   $ 52,875
      800    Shared Medical Systems Corp.  ...................................     43,100
    2,150    Silicon Graphics, Inc.* .........................................     53,750
    1,150    Sun Microsystems, Inc.* .........................................     52,541
    1,700    Tandem Computers Inc.* ..........................................     49,937
                                                                              -------------
                                                                                  600,519
                                                                              -------------
             Containers - Metal & Glass (0.4%)
    1,400    Ball Corp.  .....................................................     41,650
      900    Crown Cork & Seal Co., Inc.  ....................................     45,506
                                                                              -------------
                                                                                   87,156
                                                                              -------------
             Containers - Paper (0.7%)
      900    Bemis Company, Inc.  ............................................     41,344
    3,200    Stone Container Corp.  ..........................................     53,200
      600    Temple-Inland, Inc.  ............................................     40,387
      700    Union Camp Corp.  ...............................................     40,994
                                                                              -------------
                                                                                  175,925
                                                                              -------------
             Cosmetics (0.6%)
    1,600    Alberto-Culver Co. (Class B) ....................................     44,900
      600    Avon Products, Inc.  ............................................     43,537
      450    Gillette Co.  ...................................................     44,550
                                                                              -------------
                                                                                  132,987
                                                                              -------------
             Data Processing (0.4%)
    1,200    Equifax, Inc.  ..................................................     40,725
    1,000    First Data Corp.  ...............................................     43,625
                                                                              -------------
                                                                                   84,350
                                                                              -------------
             Distributors - Consumer Products (0.7%)
      700    Cardinal Health, Inc.  ..........................................     43,575
    2,400    Fleming Companies., Inc.  .......................................     38,250
    1,300    Supervalu, Inc.  ................................................     52,650
    1,150    Sysco Corp.  ....................................................     42,909
                                                                              -------------
                                                                                  177,384
                                                                              -------------
             Electrical Equipment (1.8%)
    1,000    AMP, Inc.  ......................................................     52,250
      700    Emerson Electric Co.  ...........................................     41,300
      700    General Electric Co.  ...........................................     49,131
      950    General Signal Corp.  ...........................................     46,728
      550    Honeywell, Inc.  ................................................     41,078
      550    Raychem Corp.  ..................................................     53,350
      700    Rockwell International Corp.  ...................................     45,937
      800    Thomas & Betts Corp.  ...........................................     45,700
    1,950    Westinghouse Electric Corp.  ....................................     46,922
                                                                              -------------
                                                                                  422,396
                                                                              -------------
             Electronic Components (0.2%)
      500    Grainger (W.W.), Inc.  ..........................................   $ 48,000
                                                                              -------------
             Electronics - Defense (0.2%)
      850    Raytheon Co.  ...................................................     47,494
                                                                              -------------
             Electronics - Instrumentation (0.6%)
    2,200    EG & G, Inc.  ...................................................     45,100
      550    Perkin-Elmer Corp.  .............................................     44,894
      750    Tektronix, Inc.  ................................................     46,312
                                                                              -------------
                                                                                  136,306
                                                                              -------------
             Electronics - Semiconductors (1.2%)
    1,300    Advanced Micro Devices, Inc.* ...................................     45,581
      500    Intel Corp.  ....................................................     45,875
    1,500    LSI Logic Corp.* ................................................     47,344
    1,150    Micron Technology, Inc.  ........................................     55,991
    1,500    National Semiconductor Corp.* ...................................     47,250
      450    Texas Instruments, Inc.  ........................................     51,750
                                                                              -------------
                                                                                  293,791
                                                                              -------------
             Engineering & Construction (0.6%)
      700    Fluor Corp.  ....................................................     43,050
      950    Foster Wheeler Corp.  ...........................................     42,156
    1,700    McDermott International, Inc.  ..................................     51,956
                                                                              -------------
                                                                                  137,162
                                                                              -------------
             Entertainment (0.7%)
    1,100    King World Productions, Inc.* ...................................     44,412
      850    Time Warner, Inc.  ..............................................     46,378
    1,400    Viacom, Inc. (Class B)* .........................................     43,225
      500    Walt Disney Co.  ................................................     40,406
                                                                              -------------
                                                                                  174,421
                                                                              -------------
             Entertainment, Gaming & Lodging (0.2%)
    2,400    Harrah's Entertainment, Inc.* ...................................     49,200
                                                                              -------------
             Finance - Consumer (1.0%)
      600    Beneficial Corp.  ...............................................     43,500
    1,400    Countrywide Credit Industries, Inc.  ............................     49,350
    1,100    Green Tree Financial Corp.  .....................................     51,837
      400    Household International, Inc.  ..................................     51,800
    1,150    MBNA Corp.  .....................................................     51,750
                                                                              -------------
                                                                                  248,237
                                                                              -------------
             Finance - Diversified (1.8%)
      600    American Express Co.  ...........................................     50,250
      950    American General Corp.  .........................................     50,587
      900    Fannie Mae ......................................................     42,581
    1,200    Freddie Mac .....................................................     43,275
      400    MBIA Inc.  ......................................................     47,200

                       SEE NOTES TO FINANCIAL STATEMENTS


DEAN WITTER RETIREMENT SERIES - VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

 NUMBER OF
   SHARES                                                                         VALUE
-------------------------------------------------------------------------------------------
      900    MGIC Investment Corp.  ..........................................   $ 47,306
    1,050    Morgan Stanley, Dean Witter, Discover & Co. (Note 3) ............     54,928
      700    SunAmerica, Inc.  ...............................................     42,350
      500    Transamerica Corp.  .............................................     50,437
                                                                              -------------
                                                                                  428,914
                                                                              -------------
             Foods (2.4%)
    2,100    Archer-Daniels-Midland Co.  .....................................     47,250
      800    Campbell Soup Co.  ..............................................     41,500
      700    ConAgra, Inc.  ..................................................     49,219
      500    CPC International, Inc.  ........................................     47,969
      600    General Mills, Inc.  ............................................     41,475
      900    Heinz (H.J.) Co.  ...............................................     41,569
      750    Hershey Foods Corp.  ............................................     41,437
      500    Kellogg Co.  ....................................................     45,937
      900    Quaker Oats Company (The) .......................................     46,069
      500    Ralston-Ralston Purina Group ....................................     45,125
      900    Sara Lee Corp.  .................................................     39,431
      200    Unilever NV (ADR)(Netherlands) ..................................     43,600
      600    Wrigley (Wm.) Jr. Co. (Class A) .................................     46,162
                                                                              -------------
                                                                                  576,743
                                                                              -------------
             Hardware & Tools (0.4%)
    1,200    Black & Decker Corp.  ...........................................     50,550
    1,100    Stanley Works ...................................................     49,844
                                                                              -------------
                                                                                  100,394
                                                                              -------------
             Healthcare - Diversified (1.6%)
      650    Abbott Laboratories .............................................     42,534
    1,400    Allergan, Inc.  .................................................     44,712
      600    American Home Products Corp.  ...................................     49,462
      600    Bristol-Myers Squibb Co.  .......................................     47,062
    1,800    Healthsouth Corp.* ..............................................     47,700
      700    Johnson & Johnson ...............................................     43,619
    1,300    Mallinckrodt Group, Inc.  .......................................     45,500
      380    Warner-Lambert Co.  .............................................     53,081
                                                                              -------------
                                                                                  373,670
                                                                              -------------
             Healthcare - Drugs (1.0%)
      450    Lilly (Eli) & Co.  ..............................................     50,850
      450    Merck & Co., Inc.  ..............................................     46,772
      800    Pfizer, Inc.  ...................................................     47,700
    1,200    Pharmacia & Upjohn, Inc.  .......................................     45,300
    1,000    Schering-Plough Corp.  ..........................................     54,562
                                                                              -------------
                                                                                  245,184
                                                                              -------------
             Healthcare - Miscellaneous (0.4%)
    2,900    Beverly Enterprises, Inc.* ......................................   $ 44,587
    1,500    Manor Care, Inc.  ...............................................     49,500
                                                                              -------------
                                                                                   94,087
                                                                              -------------
             Healthcare HMOs (0.4%)
    1,950    Humana, Inc.* ...................................................     47,531
      850    United Healthcare Corp.  ........................................     48,450
                                                                              -------------
                                                                                   95,981
                                                                              -------------
             Healthcare Services (0.2%)
    1,450    Alza Corp.* .....................................................     46,853
                                                                              -------------
             Home Building (0.8%)
      950    Centex Corp.  ...................................................     52,962
    1,450    Fleetwood Enterprises, Inc.  ....................................     47,034
    2,450    Kaufman & Broad Home Corp.  .....................................     52,369
    1,200    Pulte Corp.  ....................................................     48,975
                                                                              -------------
                                                                                  201,340
                                                                              -------------
             Hospital Management (0.4%)
    1,300    Columbia/HCA Healthcare Corp.  ..................................     41,925
    1,600    Tenet Healthcare Corp.* .........................................     47,900
                                                                              -------------
                                                                                   89,825
                                                                              -------------
             Hotels/Motels (0.8%)
      700    HFS, Inc.* ......................................................     40,775
    1,400    Hilton Hotels Corp.  ............................................     44,012
      750    ITT Corp.* ......................................................     47,953
      750    Marriot International, Inc.  ....................................     51,562
                                                                              -------------
                                                                                  184,302
                                                                              -------------
             Household Furnishings & Appliances (0.4%)
    1,800    Maytag Corp.  ...................................................     52,537
      900    Whirlpool Corp.  ................................................     45,000
                                                                              -------------
                                                                                   97,537
                                                                              -------------
             Household Products (0.8%)
      340    Clorox Co.  .....................................................     47,472
      700    Colgate-Palmolive Co.  ..........................................     53,025
      900    Kimberly-Clark Corp.  ...........................................     45,619
      300    Procter & Gamble Co.  ...........................................     45,637
                                                                              -------------
                                                                                  191,753
                                                                              -------------
             Housewares (0.6%)
    1,200    Newell Co.  .....................................................     50,325
    1,600    Rubbermaid, Inc.  ...............................................     41,700
    1,300    Tupperware Corp.  ...............................................     45,175
                                                                              -------------
                                                                                  137,200
                                                                              -------------

                       SEE NOTES TO FINANCIAL STATEMENTS


DEAN WITTER RETIREMENT SERIES - VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

 NUMBER OF
   SHARES                                                                         VALUE
-------------------------------------------------------------------------------------------
             Insurance Brokers (0.4%)
      825    Aon Corp.  ......................................................   $ 46,200
      700    Marsh & McLennan Cos., Inc.  ....................................     54,206
                                                                              -------------
                                                                                  100,406
                                                                              -------------
             Investment Banking/Brokerage (0.4%)
      750    Merrill Lynch & Co., Inc.  ......................................     52,828
      750    Salomon, Inc.  ..................................................     47,578
                                                                              -------------
                                                                                  100,406
                                                                              -------------
             Leisure Time (0.2%)
    1,350    Brunswick Corp.  ................................................     43,537
                                                                              -------------
             Life Insurance (1.2%)
      450    Aetna Inc.  .....................................................     51,272
    1,000    Conseco, Inc.  ..................................................     40,750
      600    Jefferson-Pilot Corp.  ..........................................     42,637
    1,100    Providian Financial Corp.* ......................................     43,106
      650    Torchmark Corp.  ................................................     51,756
    1,100    UNUM Corp.  .....................................................     48,950
                                                                              -------------
                                                                                  278,471
                                                                              -------------
             Machine Tools (0.2%)
    2,100    Giddings & Lewis, Inc.  .........................................     43,706
                                                                              -------------
             Machinery -Diversified (2.3%)
      800    Briggs & Stratton Corp.  ........................................     40,550
      650    Case Corp.  .....................................................     40,584
      900    Caterpillar, Inc.  ..............................................     50,400
    1,700    Cincinnati Milacron, Inc.  ......................................     47,600
      800    Cooper Industries, Inc.  ........................................     44,450
      800    Deere & Co.  ....................................................     45,500
      700    Dover Corp.  ....................................................     49,962
    1,100    Harnischfeger Industries, Inc.  .................................     47,437
      750    Ingersoll-Rand Co.  .............................................     51,047
      650    NACCO Industries, Inc. (Class A) ................................     45,094
    1,200    Thermo Electron Corp.* ..........................................     41,025
    1,400    Timken Co.  .....................................................     49,262
                                                                              -------------
                                                                                  552,911
                                                                              -------------
             Manufacturing - Diversified (3.2%)
      950    Aeroquip-Vickers, Inc.  .........................................     52,072
      500    AlliedSignal, Inc.  .............................................     46,125
      850    Corning, Inc.  ..................................................     52,541
    1,150    Crane Co.  ......................................................     52,253
      550    Eaton Corp.  ....................................................     49,672
      900    Illinois Tool Works, Inc.  ......................................     46,688
      900    Johnson Controls, Inc.  .........................................     40,331
      900    Millipore Corp.  ................................................     39,769
             Minnesota Mining &
      450    Manufacturing Co.  ..............................................     42,638
      900    National Service Industries, Inc.  ..............................   $ 44,381
    1,700    Pall Corp.  .....................................................     42,713
      800    Parker-Hannifin Corp.  ..........................................     51,500
    1,000    Tenneco, Inc.  ..................................................     46,625
      700    Textron Inc.  ...................................................     49,044
      650    Tyco International Ltd. .........................................     52,650
      500    United Technologies Corp.  ......................................     42,281
                                                                              -------------
                                                                                  751,283
                                                                              -------------
             Medical Products & Supplies (2.0%)
    1,300    Bard (C.R.), Inc.  ..............................................     48,913
    1,000    Bausch & Lomb, Inc.  ............................................     42,563
      800    Baxter International, Inc.  .....................................     46,250
      800    Becton, Dickinson & Co.  ........................................     42,900
    2,500    Biomet, Inc.  ...................................................     49,844
      700    Boston Scientific Corp.* ........................................     50,225
      600    Guidant Corp.  ..................................................     54,750
      500    Medtronic, Inc.  ................................................     43,625
    1,200    St. Jude Medical, Inc.* .........................................     48,975
    1,200    United States Surgical Corp.  ...................................     44,550
                                                                              -------------
                                                                                  472,595
                                                                              -------------
             Metals & Mining (1.5%)
    1,350    ASARCO, Inc.  ...................................................     45,900
    2,000    Barrick Gold Corp. (Canada) .....................................     45,625
    7,300    Battle Mountain Gold Co.  .......................................     40,606
    1,850    Cyprus Amax Minerals Co.  .......................................     46,944
    7,800    Echo Bay Mines Ltd. (Canada) ....................................     39,000
    2,900    Homestake Mining Co.  ...........................................     40,056
    1,300    Newmont Mining Corp.  ...........................................     53,625
    2,600    Placer Dome Inc. (Canada) .......................................     44,200
                                                                              -------------
                                                                                  355,956
                                                                              -------------
             Metals - Miscellaneous (0.5%)
    1,400    Freeport-McMoran Copper & Gold, Inc. (Class B) ..................     40,950
    1,400    Inco Ltd. (Canada) ..............................................     43,313
      500    Phelps Dodge Corp.  .............................................     42,531
                                                                              -------------
                                                                                  126,794
                                                                              -------------
             Miscellaneous (0.4%)
    1,350    American Greetings Corp. (Class A) ..............................     45,056
    1,800    Jostens, Inc.  ..................................................     46,468
                                                                              -------------
                                                                                   91,524
                                                                              -------------
             Multi-Line Insurance (1.2%)
      450    American International Group, Inc. ..............................     47,925
      250    CIGNA Corp.  ....................................................     49,875
      550    Hartford Financial Services Group, Inc. .........................     47,919

                       SEE NOTES TO FINANCIAL STATEMENTS


DEAN WITTER RETIREMENT SERIES - VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

 NUMBER OF
   SHARES                                                                         VALUE
-------------------------------------------------------------------------------------------
      650    Lincoln National Corp.  .........................................   $ 46,231
      400    Loews Corp.  ....................................................     43,250
      700    Travelers Group, Inc.  ..........................................     50,356
                                                                              -------------
                                                                                  285,556
                                                                              -------------
             Natural Gas (0.3%)
      600    Anardarko Petroleum Corp.  ......................................     41,925
    1,100    Apache Corp.  ...................................................     38,775
                                                                              -------------
                                                                                   80,700
                                                                              -------------
             Office Equipment & Supplies (0.6%)
    1,600    Ikon Office Solutions, Inc.  ....................................     46,700
    2,100    Moore Corp. Ltd. (Canada) .......................................     45,544
      600    Pitney Bowes, Inc.  .............................................     45,075
                                                                              -------------
                                                                                  137,319
                                                                              -------------
             Oil & Gas Drilling (1.5%)
      950    Baker Hughes, Inc.  .............................................     41,859
    1,250    Dresser Industries, Inc.  .......................................     52,188
    1,100    Halliburton Co.  ................................................     50,600
      700    Helmerich & Payne, Inc.  ........................................     47,119
    1,600    Rowan Cos., Inc.* ...............................................     52,600
      700    Schlumberger, Ltd. ..............................................     53,463
      600    Western Atlas, Inc.* ............................................     47,738
                                                                              -------------
                                                                                  345,567
                                                                              -------------
             Oil & Gas Exploration (0.9%)
      900    Burlington Resources, Inc.  .....................................     42,525
      650    Kerr-McGee Corp.  ...............................................     40,706
      680    Louisiana Land & Exploration Co. ................................     48,025
    1,700    Oryx Energy Co.* ................................................     41,969
    1,600    Union Pacific Resources Group, Inc. .............................     39,500
                                                                              -------------
                                                                                  212,725
                                                                              -------------
             Oil - Domestic Integrated (1.5%)
      750    Amerada Hess Corp.  .............................................     44,109
      900    Ashland, Inc.  ..................................................     47,826
    1,700    Occidental Petroleum Corp.  .....................................     42,606
      650    Pennzoil Co.  ...................................................     50,781
    1,000    Phillips Petroleum Co.  .........................................     46,063
    1,300    Sun Co., Inc.  ..................................................     46,556
    1,050    Unocal Corp.  ...................................................     42,000
    1,450    USX-Marathon Group ..............................................     46,672
                                                                              -------------
                                                                                  366,613
                                                                              -------------
             Oil - International Integrated (1.3%)
      450    Amoco Corp.  ....................................................     42,300
      600    Atlantic Richfield Co.  .........................................     44,888
      550    Chevron Corp.  ..................................................     43,519
      700    Exxon Corp.  ....................................................     44,975
      600    Mobil Corp.  ....................................................     45,900
      800    Royal Dutch Petroleum Co. (Netherlands) .........................   $ 44,750
      350    Texaco, Inc.  ...................................................     40,622
                                                                              -------------
                                                                                  306,954
                                                                              -------------
             Paper & Forest Products (2.1%)
    1,200    Boise Cascade Corp.  ............................................     44,475
      800    Champion International Corp.  ...................................     49,600
      500    Georgia-Pacific Corp.  ..........................................     47,219
      900    International Paper Co.  ........................................     50,400
    1,100    James River Corp. of Virginia ...................................     45,306
    1,800    Louisiana-Pacific Corp.  ........................................     41,288
      600    Mead Corp.  .....................................................     43,200
      900    Potlatch Corp.  .................................................     43,031
    1,200    Westvaco Corp.  .................................................     40,125
      800    Weyerhaeuser Co.  ...............................................     49,800
      550    Willamette Industries, Inc.  ....................................     41,903
                                                                              -------------
                                                                                  496,347
                                                                              -------------
             Photography/Imaging (0.6%)
      700    Eastman Kodak Co.  ..............................................     46,900
      850    Polaroid Corp.  .................................................     50,575
      650    Xerox Corp.  ....................................................     53,463
                                                                              -------------
                                                                                  150,938
                                                                              -------------
             Pollution Control (0.2%)
    1,300    Waste Management Inc.  ..........................................     41,600
                                                                              -------------
             Property - Casualty Insurance (1.2%)
      600    Allstate Corp.  .................................................     47,400
      700    Chubb Corp.  ....................................................     49,350
      250    General Re Corp.  ...............................................     52,219
      900    Safeco Corp.  ...................................................     43,088
      600    St. Paul Companies, Inc.  .......................................     47,063
    1,800    USF&G Corp.  ....................................................     44,213
                                                                              -------------
                                                                                  283,333
                                                                              -------------
             Publishing (0.9%)
      950    Dow Jones & Co., Inc.  ..........................................     41,028
    1,500    Dun & Bradstreet Corp.  .........................................     40,500
      700    McGraw-Hill, Inc.  ..............................................     47,469
    1,600    Meredith Corp.  .................................................     44,300
      750    Times Mirror Co. (Class A) ......................................     40,969
                                                                              -------------
                                                                                  214,266
                                                                              -------------
             Publishing -Newspaper (0.8%)
      450    Gannett Co., Inc.  ..............................................     44,691
      900    Knight-Ridder Newspapers, Inc.  .................................     44,719
     950     New York Times Co. (Class A) ....................................     47,738
     950     Tribune Co.  ....................................................     50,291
                                                                              -------------
                                                                                  187,439
                                                                              -------------

                      SEE NOTES TO FINANCIAL STATEMENTS


DEAN WITTER RETIREMENT SERIES - VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

 NUMBER OF
   SHARES                                                                         VALUE
-------------------------------------------------------------------------------------------
             Railroads (0.8%)
      450    Burlington Northern Santa Fe Corp.  .............................   $ 43,453
      750    CSX Corp.  ......................................................     46,313
      450    Norfolk Southern Corp.  .........................................     49,838
      550    Union Pacific Corp.  ............................................     39,428
                                                                              -------------
                                                                                  179,032
                                                                              -------------
             Restaurants (0.6%)
    5,000    Darden Restaurants, Inc.  .......................................     47,813
      750    McDonald's Corp.  ...............................................     40,313
    1,750    Wendy's International, Inc.  ....................................     42,766
                                                                              -------------
                                                                                  130,892
                                                                              -------------
             Retail - Department Stores (1.4%)
    1,200    Dillard Department Stores, Inc. (Class A) .......................     45,375
    1,200    Federated Department Stores, Inc.* ..............................     52,575
      850    Harcourt General, Inc.  .........................................     40,163
      850    May Department Stores Co.  ......................................     47,494
      750    Mercantile Stores Co., Inc.  ....................................     50,391
      900    Nordstrom, Inc.  ................................................     50,963
      800    Penney (J.C.) Co., Inc.  ........................................     46,800
                                                                              -------------
                                                                                  333,761
                                                                              -------------
             Retail - Drug Stores (0.8%)
      850    CVS Corp.  ......................................................     48,344
    1,500    Longs Drug Stores Corp.  ........................................     40,406
      900    Rite Aid Corp.  .................................................     46,744
      900    Walgreen Co.  ...................................................     50,850
                                                                              -------------
                                                                                  186,344
                                                                              -------------
             Retail - Food Chains (1.1%)
    1,150    Albertson's, Inc.  ..............................................     42,622
    1,600    American Stores Co.  ............................................     40,400
    1,400    Giant Food, Inc. (Class A) ......................................     46,988
    1,600    Great Atlantic & Pacific Tea Co., Inc.  .........................     43,900
    1,400    Kroger Co.* .....................................................     41,388
    1,250    Winn-Dixie Stores, Inc.  ........................................     45,781
                                                                              -------------
                                                                                  261,079
                                                                              -------------
             Retail - General Merchandise (1.1%)
    1,400    Costco Companies Inc.* ..........................................     53,025
      800    Dayton-Hudson Corp.  ............................................     51,700
    4,000    Kmart Corp.* ....................................................     47,500
      800    Sears, Roebuck & Co.  ...........................................     50,650
    1,400    Wal-Mart Stores, Inc.  ..........................................     52,588
                                                                              -------------
                                                                                  255,463
                                                                              -------------
             Retail - Specialty (1.6%)
    1,600    AutoZone, Inc.* .................................................   $ 45,800
    1,200    Circuit City Stores, Inc.  ......................................     43,500
    1,050    Home Depot, Inc.  ...............................................     52,369
    1,100    Lowe's Companies, Inc.  .........................................     41,388
    1,300    Pep Boys-Manny, Moe & Jack ......................................     43,225
      800    Tandy Corp.  ....................................................     47,550
    1,450    Toys 'R' Us, Inc.* ..............................................     49,391
    1,800    Woolworth Corp.* ................................................     50,963
                                                                              -------------
                                                                                  374,186
                                                                              -------------
             Retail - Specialty Apparel (0.8%)
    6,700    Charming Shoppes, Inc.* .........................................     39,363
    1,200    Gap, Inc.  ......................................................     53,325
    2,200    Limited (The), Inc.  ............................................     49,088
    1,700    TJX Companies, Inc.  ............................................     50,788
                                                                              -------------
                                                                                  192,564
                                                                              -------------
             Savings & Loan Companies (0.4%)
    1,000    Ahmanson (H.F.) & Co.  ..........................................     53,188
      600    Golden West Financial Corp.  ....................................     50,475
                                                                              -------------
                                                                                  103,663
                                                                              -------------
             Semiconductor Equipment (0.2%)
      550    Applied Materials, Inc.* ........................................     50,497
                                                                              -------------
             Shoes (0.6%)
      700    Nike, Inc. (Class B) ............................................     43,619
      900    Reebok International Ltd. .......................................     46,463
    3,200    Stride Rite Corp.  ..............................................     43,400
                                                                              -------------
                                                                                  133,482
                                                                              -------------
             Specialized Services (1.0%)
    1,350    Block (H.&R.), Inc.  ............................................     51,722
    1,900    CUC International, Inc.* ........................................     46,788
    1,050    Interpublic Group of Companies, Inc.  ...........................     46,988
    2,550    Safety-Kleen Corp.  .............................................     44,784
    1,200    Service Corp. International .....................................     40,800
                                                                              -------------
                                                                                  231,082
                                                                              -------------
             Specialty Printing (0.6%)
    1,200    Deluxe Corp.  ...................................................     39,975
    1,200    Donnelley (R.R.) & Sons Co.  ....................................     48,225
    2,300    Harland (John H.) Co.  ..........................................     45,138
                                                                              -------------
                                                                                  133,338
                                                                              -------------
             Steel & Iron (1.3%)
    1,600    Allegheny Teledyne Inc.  ........................................     49,800
    7,400    Armco, Inc.* ....................................................     40,238
    4,000    Bethlehem Steel Corp.* ..........................................     45,000

                       SEE NOTES TO FINANCIAL STATEMENTS


DEAN WITTER RETIREMENT SERIES - VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

 NUMBER OF
   SHARES                                                                         VALUE
-------------------------------------------------------------------------------------------
    1,800    Inland Steel Industries, Inc.  ..................................  $   41,288
      750    Nucor Corp.  ....................................................      46,547
    1,150    USX-U.S. Steel Group, Inc.  .....................................      42,047
    2,400    Worthington Industries, Inc.  ...................................      47,400
                                                                              -------------
                                                                                   312,320
                                                                              -------------
             Telecommunications -
             Long Distance (1.0%)
    1,300    AT&T Corp.  .....................................................      47,856
    2,300    Frontier Corp.  .................................................      47,438
    1,200    MCI Communications Corp.  .......................................      42,225
      850    Sprint Corp.  ...................................................      42,075
    1,500    WorldCom, Inc.* .................................................      52,406
                                                                              -------------
                                                                                   232,000
                                                                              -------------
             Telecommunications -Wireless (0.2%)
    1,500    Airtouch Communications, Inc.* ..................................      49,406
                                                                              -------------
             Textiles (0.9%)
             Fruit of the Loom, Inc.
    1,700    (Class A)* ......................................................      46,538
      850    Liz Claiborne, Inc.  ............................................      40,694
    1,400    Russell Corp.  ..................................................      40,863
      900    Springs Industries, Inc. (Class A) ..............................      43,538
      550    VF Corp.  .......................................................      49,363
                                                                              -------------
                                                                                   220,996
                                                                              -------------
             Tobacco (0.6%)
    1,150    Fortune Brands, Inc.  ...........................................      40,753
    1,050    Philip Morris Companies, Inc.  ..................................      47,381
    1,500    UST, Inc.  ......................................................      43,594
                                                                              -------------
                                                                                   131,728
                                                                              -------------
             Toys (0.4%)
    1,600    Hasbro Inc.  ....................................................      49,100
    1,350    Mattel, Inc.  ...................................................      46,913
                                                                              -------------
                                                                                    96,013
                                                                              -------------
             Truckers (0.4%)
    1,300    Caliber System, Inc.  ...........................................      50,619
    1,250    Ryder System, Inc.  .............................................      44,766
                                                                              -------------
                                                                                    95,385
                                                                              -------------
             Utilities - Electric (4.9%)
      900    American Electric Power Co., Inc. ...............................      40,275
    1,700    Baltimore Gas & Electric Co.  ...................................      47,281
    1,300    Carolina Power & Light Co.  .....................................      46,313
    2,300    Central & South West Corp.  .....................................      46,144
    1,200    CINergy Corp.  ..................................................      40,350
    1,400    Consolidated Edison Co. of New York, Inc.  ......................  $   44,275
    1,450    Detroit Edison Co.  .............................................      43,409
    1,300    Dominion Resources, Inc.  .......................................      47,775
    1,050    Duke Energy Corp.  ..............................................      53,222
    1,700    Edison International ............................................      42,925
    1,450    Entergy Corp.  ..................................................      39,603
    1,000    FPL Group, Inc.  ................................................      47,875
    1,200    General Public Utilities Corp.  .................................      41,625
    2,200    Houston Industries, Inc.  .......................................      46,063
    4,300    Niagara Mohawk Power Corp.* .....................................      40,044
      800    Northern States Power Co.  ......................................      41,100
    1,950    Ohio Edison Co.  ................................................      43,388
    2,050    PacifiCorp ......................................................      45,741
    2,100    PECO Energy Co.  ................................................      49,350
    1,700    PG & E Corp.  ...................................................      42,181
    2,300    PP&L Resources, Inc.  ...........................................      47,006
    1,900    Public Service Enterprise Group, Inc.  ..........................      47,025
    1,900    Southern Co.  ...................................................      41,681
    1,200    Texas Utilities Co.  ............................................      42,525
    2,100    Unicom Corp.  ...................................................      47,644
    1,200    Union Electric Co.  .............................................      46,200
                                                                              -------------
                                                                                 1,161,020
                                                                              -------------
             Utilities - Natural Gas (2.4%)
      800    Coastal Corp.  ..................................................      43,500
      600    Columbia Gas System, Inc.  ......................................      41,250
      700    Consolidated Natural Gas Co.  ...................................      40,513
    1,300    Eastern Enterprises .............................................      46,556
    1,200    Enron Corp.  ....................................................      45,525
    1,900    ENSERCH Corp.  ..................................................      42,275
    1,200    NICOR, Inc.  ....................................................      43,950
    2,800    NorAm Energy Corp.  .............................................      44,800
    1,250    ONEOK Inc.  .....................................................      43,750
    1,200    Pacific Enterprises .............................................      40,125
    1,100    Peoples Energy Corp.  ...........................................      42,213
      900    Sonat, Inc.  ....................................................      44,888
      900    Williams Cos., Inc.  ............................................      41,175
                                                                              -------------
                                                                                   560,520
                                                                              -------------
             Utilities - Telephone (1.4%)
    1,250    Alltel Corp.  ...................................................      41,094
      650    Ameritech Corp.  ................................................      43,834
      550    Bell Atlantic Corp.  ............................................      39,909
      850    BellSouth Corp.  ................................................      40,269
    1,000    GTE Corp.  ......................................................      46,500

                       SEE NOTES TO FINANCIAL STATEMENTS


DEAN WITTER RETIREMENT SERIES - VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

 NUMBER OF
   SHARES                                                                         VALUE
-------------------------------------------------------------------------------------------
      700    NYNEX Corp.  .................................................... $    38,806
      750    SBC Communications, Inc.  .......................................      44,391
    1,100    U.S. West Communications Group, Inc. ............................      40,219
                                                                              -------------
                                                                                   335,022
                                                                              -------------
             Waste Management (0.4%)
    1,200    Browning-Ferris Industries, Inc.  ...............................      44,400
    2,900    Laidlaw Inc. (Class B)(Canada) ..................................      46,219
                                                                              -------------
                                                                                    90,619
                                                                              -------------
             TOTAL COMMON STOCKS (Identified Cost $14,805,322) ...............  23,156,111
                                                                              -------------

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                                                      VALUE
-------------------------------------------------------------------------------------------------------
             SHORT-TERM INVESTMENT (a)(2.9%)
             U.S. GOVERNMENT AGENCY
      $700   Federal Home Loan Mortgage Corp.
             5.75% due 08/01/97
             (Amortized Cost $700,000) ....................................                $   700,000
                                                                                          ------------
TOTAL INVESTMENTS
(Identified cost $15,505,322)(b) .                                                 100.3%   23,856,111
LIABILITIES IN EXCESS OF
CASH AND OTHER ASSETS.............                                                  (0.3)      (76,376)
                                                                                   -----  ------------
NET ASSETS........................                                                 100.0%  $23,779,735
                                                                                   =====  ============

------------
ADR     American Depository Receipt.
*       Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $8,490,682 and the aggregate gross unrealized depreciation is $139,893, resulting in net unrealized appreciation of $8,350,789.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS July 31, 1997

 NUMBER OF
   SHARES                                                                        VALUE
-----------------------------------------------------------------------------------------
             COMMON STOCKS (93.8%)
             ARGENTINA (0.7%)
             Banks
    1,700    Banco de Galicia y Buenos Aires S.A. de C.V. (Class B)(ADR)  ....$    53,337
                                                                              -----------
             Brewery
    2,000    Quilmes Industrial S.A. (ADR)  ..................................     23,000
                                                                              -----------
             Telecommunications
    1,000    Telecom Argentina Stet - France Telecom S.A. (Class B)(ADR)  ....     57,813
                                                                              -----------
             TOTAL ARGENTINA  ................................................    134,150
                                                                              -----------
             AUSTRALIA (1.0%)
             Business Services
    4,800    Mayne Nickless Ltd.  ............................................     27,735
                                                                              -----------
             Energy
    2,500    Woodside Petroleum Ltd.  ........................................     21,268
                                                                              -----------
             Financial Services
   24,000    Tyndall Australia Ltd.  .........................................     41,083
                                                                              -----------
             Foods & Beverages
   30,000    Goodman Fielder Ltd.  ...........................................     46,263
                                                                              -----------
             Metals & Mining
   20,155    M.I.M. Holdings Ltd.  ...........................................     28,022
   14,000    Pasminco Ltd.  ..................................................     27,000
                                                                              -----------
                                                                                   55,022
                                                                              -----------
             TOTAL AUSTRALIA  ................................................    191,371
                                                                              -----------
             BELGIUM (0.2%)
             Retail
    1,000    G.I.B. Holdings Ltd.  ...........................................     48,471
                                                                              -----------
             BRAZIL (2.3%)
             Banks
      600    Uniao de Bancos Brasileiros S.A. (GDR)*  ........................     24,150
                                                                              -----------
             Brewery
    4,500    Companhia Cervejaria Brahma -(ADR)  .............................     68,906
                                                                              -----------
             Steel & Iron
    2,000    Usinas Siderurgicas de Minas Gerais S.A. (ADR) -144A**  .........     23,700
    3,000    Usinas Siderurgicas de Minas Gerais S.A. (S Shares)(ADR)  .......     35,550
                                                                              -----------
                                                                                   59,250
                                                                              -----------
             Telecommunications
      600    Telecommunicacoes Brasileiras S.A. (ADR)  .......................$    89,025
                                                                              -----------
             Utilities - Electric
    2,000    Companhia Energetica de Minas Gerais S.A. (ADR)  ................    112,500
    5,000    Companhia Paranaense de Energia -Copel (Preference Shares)  .....     96,250
                                                                              -----------
                                                                                  208,750
                                                                              -----------
             TOTAL BRAZIL  ...................................................    450,081
                                                                              -----------
             CANADA (0.7%)
             Energy
    5,000    Ranger Oil Ltd.  ................................................     48,970
                                                                              -----------
             Retail - Department Stores
    4,000    Hudson's Bay Co.  ...............................................     89,669
                                                                              -----------
             TOTAL CANADA  ...................................................    138,639
                                                                              -----------
             CHILE (0.7%)
             Pharmaceuticals
    1,300    Laboratorio Chile S.A. (ADR)  ...................................     38,431
                                                                              -----------
             Retail
    3,000    Supermercados Unimarc S.A. (ADR)*  ..............................     51,938
                                                                              -----------
             Telecommunications
    1,487    Compania de Telecommunicaciones de Chile S.A. (ADR)  ............     48,978
                                                                              -----------
             TOTAL CHILE  ....................................................    139,347
                                                                              -----------
             CHINA (0.2%)
             Transportation
    1,000    China Southern Airlines Co. (ADR)  ..............................     31,000
                                                                              -----------
             DENMARK (0.9%)
             Pharmaceuticals
    1,000    Novo-Nordisk AS (Series B)  .....................................    105,361
                                                                              -----------
             Transportation
      700    Kobenhavns Lufthavne AS  ........................................     73,453
                                                                              -----------
             TOTAL DENMARK  ..................................................    178,814
                                                                              -----------
             FINLAND (0.7%)
             Manufacturing
      800    KCI Konecranes International  ...................................     32,104
                                                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS


DEAN WITTER RETIREMENT SERIES - GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

 NUMBER OF
   SHARES                                                                        VALUE
-----------------------------------------------------------------------------------------
             Paper Products
    3,200    UPM-Kymmene OY Corp.  ...........................................$    77,810
                                                                              -----------
             Pharmaceuticals
    1,000    Orion-yhtymae OY (B Shares)  ....................................     36,300
                                                                              -----------
             TOTAL FINLAND  ..................................................    146,214
                                                                              -----------
             FRANCE (3.6%)
             Automotive
    1,200    Michelin (B Shares)  ............................................     74,682
                                                                              -----------
             Computer Services
      400    Axime (Ex Segin)  ...............................................     44,599
                                                                              -----------
             Energy
      700    Elf Aquitaine S.A.  .............................................     79,855
                                                                              -----------
             Financial Services
      350    Credit Local de France  .........................................     34,675
                                                                              -----------
             Household Products
      740    Societe BIC S.A.  ...............................................     61,015
                                                                              -----------
             Insurance
    2,000    AXA-UAP  ........................................................    130,730
    1,400    Scor  ...........................................................     61,218
                                                                              -----------
                                                                                  191,948
                                                                              -----------
             Leisure
      600    Accor S.A.  .....................................................     90,230
                                                                              -----------
             Retail
       80    Carrefour Supermarche  ..........................................     54,022
                                                                              -----------
             Steel & Iron
    4,500    Usinor Sacilor  .................................................     89,673
                                                                              -----------
             TOTAL FRANCE  ...................................................    720,699
                                                                              -----------
             GERMANY (3.8%)
             Apparel
      400    Adidas AG  ......................................................     46,995
                                                                              -----------
             Automotive
       90    Bayerische Motoren Werke (BMW) AG  ..............................     73,332
      300    MAN AG  .........................................................     90,481
      250    Volkswagen AG  ..................................................    191,188
                                                                              -----------
                                                                                  355,001
                                                                              -----------
             Chemicals
    1,200    Bayer AG  .......................................................     50,519
      600    SGL Carbon AG  ..................................................     79,793
                                                                              -----------
                                                                                  130,312
                                                                              -----------
             Machinery - Diversified
      100    Mannesmann AG  ..................................................$    46,696
                                                                              -----------
             Pharmaceuticals
    1,000    Gehe AG  ........................................................     62,605
                                                                              -----------
             Telecommunications
      900    Siemens AG  .....................................................     62,709
                                                                              -----------
             Utilities - Electric
      700    VEBA AG  ........................................................     40,702
                                                                              -----------
             TOTAL GERMANY  ..................................................    745,020
                                                                              -----------
             HONG KONG (4.9%)
             Banking
   12,000    Guoco Group Ltd.  ...............................................     67,743
    3,140    HSBC Holdings PLC  ..............................................    109,521
                                                                              -----------
                                                                                  177,264
                                                                              -----------
             Conglomerates
   24,000    China Resources Enterprise Ltd.  ................................    119,984
   12,000    Citic Pacific Ltd.  .............................................     76,114
                                                                              -----------
                                                                                  196,098
                                                                              -----------
             Finance & Brokerage
   36,000    Peregrine Investments Holdings Ltd.  ............................     79,525
                                                                              -----------
             Real Estate
   10,000    Cheung Kong (Holdings) Ltd.  ....................................    111,097
   24,000    New World Development Co., Ltd. .................................    172,846
    6,000    Sun Hung Kai Properties Ltd.  ...................................     75,378
                                                                              -----------
                                                                                  359,321
                                                                              -----------
             Utilities
   36,600    Hong Kong & China Gas Co. Ltd. ..................................     79,431
                                                                              -----------
             Utilities - Electric
   13,000    China Light & Power Co. Ltd.  ...................................     74,564
                                                                              -----------
             TOTAL HONG KONG  ................................................    966,203
                                                                              -----------
             IRELAND (0.3%)
             Transportation
    2,000    Ryanair Holdings PLC (ADR)*  ....................................     56,250
                                                                              -----------
             ITALY (1.4%)
             Energy
    1,500    Ente Nazionale Idrocarburi SpA (ADR)  ...........................     88,219
                                                                              -----------
             Household Furnishings & Appliances
    3,000    Industrie Natuzzi SpA (ADR)  ....................................     82,688
                                                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS


DEAN WITTER RETIREMENT SERIES - GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

 NUMBER OF
   SHARES                                                                        VALUE
------------------------------------------------------------------------------------------
             Telecommunications
   16,000    Telecom Italia SpA  .............................................$    101,703
                                                                              ------------
             TOTAL ITALY  ....................................................     272,610
                                                                              ------------
             JAPAN (19.5%)
             Automotive
    4,000    Honda Motor Co.  ................................................     133,626
    6,000    Suzuki Motor Co. Ltd.  ..........................................      72,887
                                                                              ------------
                                                                                   206,513
                                                                              ------------
             Banking
   14,000    Asahi Bank, Ltd.  ...............................................     104,876
    3,000    Bank of Tokyo-Mitsubishi, Ltd.  .................................      55,677
    9,000    Sakura Bank Ltd.  ...............................................      55,045
                                                                              ------------
                                                                                   215,598
                                                                              ------------
             Building & Construction
   12,000    Sekisui House Ltd.  .............................................     114,392
                                                                              ------------
             Business Services
    2,000    Secom Co.  ......................................................     146,280
                                                                              ------------
             Chemicals
    8,000    Kaneka Corp.  ...................................................      49,064
    6,000    Nippon Shokubai K.K. Co.  .......................................      41,859
    4,000    Shin-Etsu Chemical Co., Ltd.  ...................................     114,054
                                                                              ------------
                                                                                   204,977
                                                                              ------------
             Computers
    6,000    Fujitsu, Ltd.  ..................................................      88,072
                                                                              ------------
             Consumer Products
    4,000    Kao Corp.  ......................................................      60,064
                                                                              ------------
             Electronics
    6,000    Canon, Inc.  ....................................................     191,328
    9,000    Hitachi, Ltd.  ..................................................     101,738
    9,000    Hitachi Cable  ..................................................      81,238
    6,000    Matsushita Electric Industrial Co., Ltd.  .......................     125,021
    8,000    Sharp Corp.  ....................................................     102,581
    2,000    Sony Corp.  .....................................................     199,089
    2,000    TDK Corp.  ......................................................     172,094
                                                                              ------------
                                                                                   973,089
                                                                              ------------
             Electronics - Semiconductors/Components
    1,000    Rohm Co., Ltd.  .................................................     130,758
                                                                              ------------
             Financial Services
    6,000    Nomura Securities Co. Ltd.  .....................................      85,035
    2,000    Orix Corp.  .....................................................     161,296
                                                                              ------------
                                                                                   246,331
                                                                              ------------
             International Trade
   10,000    Mitsui & Co.  ...................................................$     95,326
                                                                              ------------
             Machine Tools
    7,000    Asahi Diamond Industries Co. Ltd.  ..............................      57,576
                                                                              ------------
             Machinery
   10,000    Minebea Co., Ltd.  ..............................................     118,947
   13,000    Mitsubishi Heavy Industries, Ltd. ...............................      91,572
                                                                              ------------
                                                                                   210,519
                                                                              ------------
             Pharmaceuticals
    5,000    Eisai Co. Ltd.  .................................................     103,762
    6,000    Fujisawa Pharmaceutical  ........................................      61,245
    2,000    Sankyo Co. Ltd.  ................................................      71,368
    2,000    Terumo Corp.  ...................................................      40,324
                                                                              ------------
                                                                                   276,699
                                                                              ------------
             Real Estate
    5,000    Mitsui Fudosan Co., Ltd.  .......................................      64,113
                                                                              ------------
             Restaurants
        5    Yoshinoya D & C Company Ltd.  ...................................      61,583
                                                                              ------------
             Retail
    2,000    Aoyama Trading Co., Ltd.  .......................................      59,895
    4,000    Izumiya Co. Ltd.  ...............................................      50,953
    2,000    Jusco Co.  ......................................................      55,677
                                                                              ------------
                                                                                   166,525
                                                                              ------------
             Steel & Iron
   40,000    NKK Corp.  ......................................................      72,887
                                                                              ------------
             Telecommunications
       10    DDI Corp.  ......................................................      68,669
       14    Nippon Telegraph & Telephone Corp.  .............................     141,724
                                                                              ------------
                                                                                   210,393
                                                                              ------------
             Textiles
   15,000    Teijin Ltd.  ....................................................      64,535
                                                                              ------------
             Transportation
       15    East Japan Railway Co.  .........................................      64,409
    6,000    Yamato Transport Co. Ltd.  ......................................      75,924
                                                                              ------------
                                                                                   140,333
                                                                              ------------
             Wholesale Distributor
    1,000    Softbank Corp.  .................................................      51,881
                                                                              ------------
             TOTAL JAPAN  ....................................................   3,858,444
                                                                              ------------

                       SEE NOTES TO FINANCIAL STATEMENTS


DEAN WITTER RETIREMENT SERIES - GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

 NUMBER OF
   SHARES                                                                        VALUE
-----------------------------------------------------------------------------------------
             MALAYSIA (2.2%)
             Banking
    8,000    Malayan Banking Berhad  .........................................$    75,959
   22,666    Public Bank Berhad  .............................................     32,540
      550    RHB Sakura Merchant Bankers Berhad  .............................        856
                                                                              -----------
                                                                                  109,355
                                                                              -----------
             Building & Construction
    9,000    United Engineers Malaysia Berhad  ...............................     62,894
                                                                              -----------
             Conglomerates
   10,000    Road Builder (M) Holdings Berhad  ...............................     41,777
                                                                              -----------
             Entertainment
   37,000    Magnum Corporation Berhad  ......................................     47,497
                                                                              -----------
             Financial Services
   12,000    Arab Malaysian Finance Berhad 7.5% due 5/25/02 (Loan Stock)  ....      4,147
                                                                              -----------
             Machinery
   10,000    UMW Holdings Berhad  ............................................     39,499
                                                                              -----------
             Natural Gas
   15,000    Petronas Gas Berhad  ............................................     52,697
                                                                              -----------
             Utilities - Electric
   20,000    Tenaga Nasional Berhad  .........................................     80,517
                                                                              -----------
             TOTAL MALAYSIA  .................................................    438,383
                                                                              -----------
             MEXICO (3.4%)
             Banking
             Grupo Financiero Banamex Accival S.A. de C.V.
   29,391    (B Shares)*  ....................................................     90,414
                                                                              -----------
             Beverages
    2,700    Pepsi-Gemex S.A. de C.V. (GDR)  .................................     39,150
                                                                              -----------
             Brewery
             Grupo Modelo S.A. de C.V.
    6,000    (Series C)  .....................................................     55,794
                                                                              -----------
             Building Materials
   15,087    Cemex, S.A. de C.V. (B Shares)  .................................     86,840
                                                                              -----------
             Conglomerates
    1,707    DESC S.A. de C.V. (Series C)(ADR)  ..............................     62,732
             Grupo Carso S.A. de C.V.
    7,000    (Series A1)  ....................................................     56,856
                                                                              -----------
                                                                                  119,588
                                                                              -----------
             Food Processing
    2,500    Grupo Industrial Maseca S.A. de C.V. (ADR)  .....................$    46,250
                                                                              -----------
             Paper & Forest Products
   14,000    Kimberly-Clark de Mexico, S.A. de C.V. (A Shares)  ..............     68,048
                                                                              -----------
             Retail
    2,200    Grupo Elektra, S.A. de C.V. (GDR) ...............................     65,450
                                                                              -----------
             Telecommunications
    2,000    Telefonos de Mexico S.A. de C.V. (Series L)(ADR)  ...............    111,000
                                                                              -----------
             TOTAL MEXICO  ...................................................    682,534
                                                                              -----------
             NETHERLANDS (4.3%)
             Building Materials
      800    Hunter Douglas NV  ..............................................     37,205
                                                                              -----------
             Business & Public Services
      700    Randstad Holdings NV  ...........................................     74,946
                                                                              -----------
             Chemicals
      500    Akzo Nobel NV  ..................................................     77,462
                                                                              -----------
             Electronics
    2,000    Philips Electronics NV  .........................................    162,264
                                                                              -----------
             Food Processing
      200    Nutricia Verenigde Bedrijven NV  ................................     33,998
                                                                              -----------
             Furniture
    1,400    Ahrend Groep NV  ................................................     47,327
                                                                              -----------
             Insurance
      500    Aegon NV  .......................................................     37,958
      875    ING Groep NV  ...................................................     42,594
                                                                              -----------
                                                                                   80,552
                                                                              -----------
             Publishing
    2,900    Elsevier NV  ....................................................     51,118
                                                                              -----------
             Retail
      950    Gucci Group NV  .................................................     59,969
    2,700    Koninklijke Ahold NV  ...........................................     78,104
                                                                              -----------
                                                                                  138,073
                                                                              -----------
             Steel
    1,100    Koninklijke Hoogovens NV  .......................................     66,668
                                                                              -----------
             Transportation
    2,000    KLM Royal Dutch Air Lines NV  ...................................     71,377
                                                                              -----------
             TOTAL NETHERLANDS  ..............................................    840,990
                                                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS


DEAN WITTER RETIREMENT SERIES -GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

 NUMBER OF
   SHARES                                                                        VALUE
-----------------------------------------------------------------------------------------
             PERU (0.2%)
             Banking
    7,000    Banco Wiese (ADR)  ..............................................$    43,750
                                                                              -----------
             PHILIPPINES (0.1%)
             Telecommunications
      600    Philippine Long Distance Telephone Co. (ADR)  ...................     20,137
                                                                              -----------
             PORTUGAL (0.4%)
             Telecommunications
    1,100    Portugal Telecom S.A. (ADR)  ....................................     44,275
      500    Telecel-Comunicacaoes Pessoais, S.A.*  ..........................     39,155
                                                                              -----------
             TOTAL PORTUGAL  .................................................     83,430
                                                                              -----------
             SINGAPORE (1.6%)
             Banking
    4,500    Development Bank of Singapore, Ltd.  ............................     58,422
                                                                              -----------
             Beverages
    7,000    Fraser & Neave Ltd.  ............................................     47,580
                                                                              -----------
             Hospital Management
    6,000    Parkway Holdings Ltd.  ..........................................     27,529
                                                                              -----------
             Publishing
    4,000    Singapore Press Holdings Ltd.  ..................................     75,856
                                                                              -----------
             Transportation
    3,700    Singapore International Airlines  ...............................     34,706
                                                                              -----------
             Utilities - Telecommunications
   37,000    Singapore Telecommunications, Ltd.  .............................     70,167
                                                                              -----------
             TOTAL SINGAPORE  ................................................    314,260
                                                                              -----------
             SOUTH AFRICA (0.1%)
             Brewers
      700    South African Breweries Ltd. (ADR)  .............................     22,488
                                                                              -----------
             SOUTH KOREA (0.3%)
             Electronics
    1,700    Samsung Electronics Co. (GDR)(Non-voting) -144A**  ..............     51,510
                                                                              -----------
             SPAIN (1.7%)
             Banks
    3,300    Banco Bilbao Vizcaya  ...........................................     86,127
      200    Banco Popular Espanol S.A.  .....................................     44,307
                                                                              -----------
                                                                                  130,434
                                                                              -----------
             Natural Gas
      800    Gas Natural SDG S.A.  ...........................................$    39,132
                                                                              -----------
             Retail
    3,100    Centros Comerciales Pryca, S.A.  ................................     59,857
                                                                              -----------
             Telecommunications
      500    Telefonica de Espana S.A. (ADR)  ................................     39,375
                                                                              -----------
             Utilities - Electric
    2,800    Empresa Nacional de Electricidad S.A.  ..........................     57,669
                                                                              -----------
             TOTAL SPAIN  ....................................................    326,467
                                                                              -----------
             SWEDEN (1.4%)
             Automotive
    2,200    Scania AB (A Shares)  ...........................................     63,038
                                                                              -----------
             Machinery
    2,300    Kalmar Industries AB  ...........................................     38,563
                                                                              -----------
             Manufacturing
    1,200    Assa Abloy AB (Series B)  .......................................     26,276
                                                                              -----------
             Paper Products
             Stora Kopparbergs Aktiebolag
    3,400    (A Shares)  .....................................................     55,731
                                                                              -----------
             Telecommunications
    2,250    Ericsson (L.M.) Telephone Co. AB (Series "B" Free)  .............    101,211
                                                                              -----------
             TOTAL SWEDEN  ...................................................    284,819
                                                                              -----------
             SWITZERLAND (1.7%)
             Engineering
       40    ABB AG-Bearer  ..................................................     56,890
                                                                              -----------
             Food Processing
       70    Nestle S.A.  ....................................................     88,901
                                                                              -----------
             Pharmaceuticals
       32    Novartis AG  ....................................................     51,399
       30    Novartis AG - Bearer  ...........................................     48,147
       10    Roche Holdings AG  ..............................................     96,790
                                                                              -----------
                                                                                  196,336
                                                                              -----------
             TOTAL SWITZERLAND  ..............................................    342,127
                                                                              -----------
             UNITED KINGDOM (10.4%)
             Aerospace
   11,453    Rolls-Royce PLC  ................................................     43,939
                                                                              -----------
             Aerospace & Defense
    3,978    British Aerospace PLC  ..........................................     86,970
    2,900    Smiths Industries PLC  ..........................................     38,274
                                                                              -----------
                                                                                  125,244
                                                                              -----------

                      SEE NOTES TO FINANCIAL STATEMENTS


DEAN WITTER RETIREMENT SERIES - GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

 NUMBER OF
   SHARES                                                                        VALUE
-----------------------------------------------------------------------------------------
             Auto Parts - Original Equipment
   26,200    LucasVarity PLC  ................................................$    80,755
                                                                              -----------
             Banking
    3,600    Abbey National PLC  .............................................     49,460
    1,323    Barclays Bank, PLC  .............................................     27,872
    7,103    National Westminster Bank PLC  ..................................    100,849
                                                                              -----------
                                                                                  178,181
                                                                              -----------
             Beverages
    5,800    Bass PLC  .......................................................     79,306
                                                                              -----------
             Broadcast Media
    3,600    Flextech PLC*  ..................................................     38,807
                                                                              -----------
             Building & Construction
    5,893    Blue Circle Industries PLC  .....................................     39,999
                                                                              -----------
             Business Services
    3,400    Compass Group PLC  ..............................................     34,171
    3,000    Reuters Holdings PLC  ...........................................     32,315
                                                                              -----------
                                                                                   66,486
                                                                              -----------
             Computer Software & Services
    3,500    SEMA Group PLC  .................................................     80,622
                                                                              -----------
             Conglomerates
    8,300    BTR PLC  ........................................................     25,787
    9,302    Tomkins PLC  ....................................................     46,972
                                                                              -----------
                                                                                   72,759
                                                                              -----------
             Consumer Products
    3,000    Unilever PLC  ...................................................     86,910
                                                                              -----------
             Energy
   27,300    Shell Transport & Trading Co. PLC  ..............................    201,860
                                                                              -----------
             Food Processing
   10,000    Devro PLC  ......................................................     64,104
                                                                              -----------
             Household Products
    7,000    Reckitt & Colman PLC  ...........................................    108,912
                                                                              -----------
             Insurance
    4,200    Britannic Assurance PLC  ........................................     53,813
    5,700    Commercial Union PLC  ...........................................     64,061
   10,441    Royal & Sun Alliance Insurance Group PLC  .......................     85,761
                                                                              -----------
                                                                                  203,635
                                                                              -----------
             Leisure
    2,671    Granada Group PLC  ..............................................     36,785
                                                                              -----------
             Pharmaceuticals
    6,220    Glaxo Wellcome PLC  .............................................    131,652
                                                                              -----------
             Property - Casualty Insurance
       65    General Accident PLC  ...........................................$       980
                                                                              -----------
             Retail
    9,500    Sainsbury (J.) PLC  .............................................     66,195
                                                                              -----------
             Telecommunications
   10,000    British Telecommunications PLC  .................................     70,007
    9,602    Securicor PLC  ..................................................     43,607
   11,900    Vodafone Group PLC  .............................................     60,091
                                                                              -----------
                                                                                  173,705
                                                                              -----------
             Transportation
    7,811    British Airways PLC  ............................................     84,896
                                                                              -----------
             Utilities
    3,220    Thames Water PLC  ...............................................     42,392
                                                                              -----------
             Utilities -Electric
    6,500    National Power PLC  .............................................     57,546
                                                                              -----------
             TOTAL UNITED KINGDOM  ...........................................  2,065,670
                                                                              -----------
             UNITED STATES (25.1%)
             Aerospace & Defense
    1,040    Lockheed Martin Corp.  ..........................................    110,760
    6,130    Loral Space & Communications*  ..................................     95,781
                                                                              -----------
                                                                                  206,541
                                                                              -----------
             Aluminum
    1,240    Aluminum Co. of America  ........................................    109,740
                                                                              -----------
             Automotive
    2,940    Chrysler Corp.  .................................................    109,147
    2,870    Ford Motor Co.  .................................................    117,311
                                                                              -----------
                                                                                  226,458
                                                                              -----------
             Banks
    1,970    First Tennessee National Corp.  .................................    102,440
                                                                              -----------
             Beverages - Soft Drinks
    2,780    PepsiCo, Inc.  ..................................................    106,509
                                                                              -----------
             Biotechnology
    4,120    Biochem Pharma, Inc.*  ..........................................    118,450
                                                                              -----------
             Chemicals
    1,060    Dow Chemical Co.  ...............................................    100,700
    2,250    Monsanto Co.  ...................................................    112,078
    1,880    Praxair, Inc.  ..................................................    103,635
                                                                              -----------
                                                                                  316,413
                                                                              -----------
             Communications - Equipment & Software
    1,850    Cisco Systems, Inc.*  ...........................................    146,959
                                                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS


DEAN WITTER RETIREMENT SERIES - GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

 NUMBER OF
   SHARES                                                                        VALUE
-----------------------------------------------------------------------------------------
             Computer Software
    2,400    Oracle Systems Corp.*  ..........................................$   130,350
                                                                              -----------
             Computers
    3,360    Gateway 2000, Inc.*  ............................................    128,310
                                                                              -----------
             Computers - Peripheral Equipment
    1,900    Seagate Technology, Inc.*  ......................................     78,019
                                                                              -----------
             Computers - Systems
    1,760    Hewlett-Packard Co.  ............................................    123,310
    3,230    Sun Microsystems, Inc.*  ........................................    147,571
                                                                              -----------
                                                                                  270,881
                                                                              -----------
             Electrical Equipment
    1,260    Honeywell, Inc.  ................................................     94,106
                                                                              -----------
             Electronics - Defense
    1,590    General Motors Corp. (Class H)  .................................     96,096
                                                                              -----------
             Electronics - Semiconductors/Components
    1,300    Intel Corp.  ....................................................    119,275
                                                                              -----------
             Entertainment
    1,240    Walt Disney Productions  ........................................    100,207
                                                                              -----------
             Financial - Miscellaneous
    2,400    Ahmanson (H.F.) & Co.  ..........................................    127,650
    1,460    American Express Co.  ...........................................    122,275
    2,350    Fannie Mae  .....................................................    111,184
    1,400    Golden West Financial Corp.  ....................................    117,775
    1,770    Travelers Group, Inc.  ..........................................    127,329
                                                                              -----------
                                                                                  606,213
                                                                              -----------
             Foods
    1,450    General Mills, Inc.  ............................................    100,231
                                                                              -----------
             Household Furnishings & Appliances
    4,340    Maytag Corp.  ...................................................    126,674
    2,800    Sunbeam Corp.  ..................................................    109,550
                                                                              -----------
                                                                                  236,224
                                                                              -----------
             Household Products
    1,700    Colgate-Palmolive Co.  ..........................................    128,775
                                                                              -----------
             Medical Products & Supplies
    2,040    Baxter International, Inc.  .....................................    117,938
                                                                              -----------
             Medical Services
    2,000    HBO & Co.  ......................................................    154,500
                                                                              -----------
             Oil Integrated -International
    1,500    Atlantic Richfield Co.  .........................................$   112,219
    1,480    Chevron Corp.  ..................................................    117,105
    1,900    Exxon Corp.  ....................................................    122,075
    1,520    Mobil Corp.  ....................................................    116,280
                                                                              -----------
                                                                                  467,679
                                                                              -----------
             Pharmaceuticals
    1,580    Abbott Laboratories  ............................................    103,391
    1,480    American Home Products Corp.  ...................................    122,008
                                                                              -----------
                                                                                  225,399
                                                                              -----------
             Retail - Department Stores
    1,800    Sears, Roebuck & Co.  ...........................................    113,963
                                                                              -----------
             Retail - Specialty
    3,670    Bed Bath & Beyond, Inc.*  .......................................    121,110
                                                                              -----------
             Retail - Specialty Apparel
    2,680    Gap, Inc.  ......................................................    119,093
                                                                              -----------
             Semiconductor Equipment
    3,140    Teradyne, Inc.*  ................................................    146,795
                                                                              -----------
             Shoes
    1,440    Nike, Inc. (Class B)  ...........................................     89,730
                                                                              -----------
             TOTAL UNITED STATES  ............................................  4,978,404
                                                                              -----------
             TOTAL COMMON STOCKS
             (Identified Cost $15,100,950)  .................................. 18,572,282
                                                                              -----------

 PRINCIPAL
AMOUNT IN
THOUSANDS
-----------
             SHORT-TERM INVESTMENTS (a)(7.1%)
             U.S. GOVERNMENT AGENCIES
             Federal Farm Credit Bank
   $1,000     5.45% due 08/04/97  ............................................   999,546
      400    Federal Home Loan Mortgage Corp.
             5.75% due 08/01/97  .............................................   400,000
                                                                              ----------
             TOTAL SHORT-TERM INVESTMENTS
             (Amortized Cost $1,399,546)  .................................... 1,399,546
                                                                              ----------
TOTAL INVESTMENTS
(Identified Cost $16,500,496)(b)  .................................  100.9%   19,971,828
LIABILITIES IN EXCESS OF CASH
 AND OTHER ASSETS .................................................   (0.9)     (174,632)
                                                                   -------- ------------
NET ASSETS ........................................................  100.0%  $19,797,196
                                                                   ======== ============

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

------------
ADR     American Depository Receipt.
GDR     Global Depository Receipt.
*       Non-income producing security.
**      Resale is restricted to qualified institutional investors.
(a) Securities were purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $3,806,319 and the aggregate gross unrealized depreciation is $334,987, resulting in net unrealized appreciation of $3,471,332.

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT JULY 31, 1997:

                            IN                        UNREALIZED
   CONTRACTS TO          EXCHANGE        DELIVERY   APPRECIATION/
      RECEIVE              FOR             DATE     (DEPRECIATION)
------------------ ------------------- ----------  ---------------
$          64,633  ESP     10,034,338    08/01/97      $    50
$           1,472  MXN         11,571    08/01/97           (8)
DEM        69,082  $           37,698    08/04/97         (123)
NLG       142,403  $           69,027    08/04/97         (257)
yen     6,273,323  $           52,939    08/05/97          (18)
MYR       199,255  $           75,936    08/05/97         (259)
PTE     7,438,359  $           40,153    08/05/97         (119)
$          93,976  ESP     14,622,742    08/07/97         (139)
SGD        72,082  $           49,042    08/07/97          (47)
$          22,998  AUD         30,870    08/08/97          (77)
FRF       563,860  $           91,528    08/29/97         (546)
                                                       -------
Net unrealized depreciation......................      $(1,543)
                                                       =======

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - GLOBAL EQUITY PORTFOLIO
SUMMARY OF INVESTMENTS July 31, 1997

                                                 PERCENT OF
INDUSTRY                             VALUE       NET ASSETS
-----------------------------------------------------------
Aerospace ......................  $    43,939        0.2%
Aerospace & Defense ............      331,785        1.7
Aluminum .......................      109,740        0.6
Apparel ........................       46,995        0.2
Auto Parts -Original Equipment         80,755        0.4
Automotive .....................      925,692        4.7
Banking ........................      872,984        4.4
Banks ..........................      310,361        1.6
Beverages ......................      166,036        0.8
Beverages -Soft Drinks .........      106,509        0.5
Biotechnology ..................      118,450        0.6
Brewers ........................       22,488        0.1
Brewery ........................      147,700        0.8
Broadcast Media ................       38,807        0.2
Building & Construction ........      217,285        1.1
Building Materials .............      124,045        0.6
Business & Public Services  ....       74,946        0.4
Business Services ..............      240,501        1.2
Chemicals ......................      729,164        3.7
Communications -Equipment &
 Software ......................      146,959        0.7
Computer Services ..............       44,599        0.2
Computer Software ..............      130,350        0.7
Computer Software & Services ...       80,622        0.4
Computers ......................      216,382        1.1
Computers -Peripheral Equipment        78,019        0.4
Computers -Systems .............      270,881        1.4
Conglomerates ..................      430,222        2.2
Consumer Products ..............      146,974        0.7
Electrical Equipment ...........       94,106        0.5
Electronics ....................    1,186,863        6.0
Electronics -Defense ...........       96,096        0.5
Electronics -Semiconductors/
 Components ....................      250,033        1.3
Energy .........................      440,172        2.2
Engineering ....................       56,890        0.3
Entertainment ..................      147,704        0.8
Finance & Brokerage ............       79,525        0.4
Financial -Miscellaneous  ......      606,213        3.1
Financial Services .............      326,236        1.6
Food Processing ................      233,253        1.2
Foods ..........................      100,231        0.5
Foods & Beverages ..............       46,263        0.2
Furniture ......................       47,327        0.2
Hospital Management ............       27,529        0.1
Household Furnishings &
 Appliances ....................      318,912        1.6
Household Products .............  $   298,702        1.5%
Insurance ......................      476,135        2.4
International Trade ............       95,326        0.5
Leisure ........................      127,015        0.6
Machine Tools ..................       57,576        0.3
Machinery ......................      288,581        1.5
Machinery -Diversified .........       46,696        0.2
Manufacturing ..................       58,380        0.3
Medical Products & Supplies  ...      117,938        0.6
Medical Services ...............      154,500        0.8
Metals & Mining ................       55,022        0.3
Natural Gas ....................       91,829        0.5
Oil Integrated -International  .      467,679        2.4
Paper & Forest Products ........       68,048        0.3
Paper Products .................      133,541        0.7
Pharmaceuticals ................    1,072,783        5.4
Property -Casualty Insurance ...          980        0.0
Publishing .....................      126,974        0.6
Real Estate ....................      423,434        2.1
Restaurants ....................       61,583        0.3
Retail .........................      650,531        3.3
Retail -Department Stores  .....      203,632        1.0
Retail -Specialty ..............      121,110        0.6
Retail -Specialty Apparel  .....      119,093        0.6
Semiconductor Equipment ........      146,795        0.7
Shoes ..........................       89,730        0.5
Steel ..........................       66,668        0.3
Steel & Iron ...................      221,810        1.1
Telecommunications .............    1,099,479        5.6
Textiles .......................       64,535        0.3
Transportation .................      492,015        2.5
U.S. Government Agencies  ......    1,399,546        7.1
Utilities ......................      121,823        0.6
Utilities -Electric ............      519,748        2.6
Utilities -Telecommunications ..       70,167        0.4
Wholesale Distributor ..........       51,881        0.3
                                 ------------- ------------
                                  $19,971,828      100.9%
                                 ============= ============

                                         PERCENT OF
TYPE OF INVESTMENT           VALUE       NET ASSETS
---------------------------------------------------
Common Stocks ..........  $18,572,282       93.8%
Short-Term Investments      1,399,546        7.1
                          -----------      -----
                          $19,971,828      100.9%
                          ===========      =====

DEAN WITTER RETIREMENT SERIES - STRATEGIST
PORTFOLIO OF INVESTMENTS July 31, 1997

 NUMBER OF
   SHARES                                                                         VALUE
-------------------------------------------------------------------------------------------
             COMMON AND PREFERRED STOCKS (58.4%)
             Aerospace & Defense (1.1%)
    3,905    Honeywell, Inc.  ................................................  $  291,655
                                                                              -------------
             Aluminum (0.5%)
    1,600    Aluminum Co. of America .........................................     141,600
                                                                              -------------
             Automotive (1.7%)
    8,000    Chrysler Corp. ..................................................     297,000
    3,500    Ford Motor Co.  .................................................     143,062
                                                                              -------------
                                                                                   440,062
                                                                              -------------
             Banks - Money Center (2.3%)
    4,500    Citicorp ........................................................     610,875
                                                                              -------------
             Banks - Regional (2.0%)
    1,940    Wells Fargo & Co. ...............................................     533,379
                                                                              -------------
             Beverages - Soft Drinks (0.5%)
    3,400    PepsiCo Inc.  ...................................................     130,262
                                                                              -------------
             Cable/Cellular (0.8%)
    9,400    U.S. West Media Group* ..........................................     207,387
                                                                              -------------
             Chemicals (2.6%)
    1,250    Dow Chemical Co. ................................................     118,750
   11,450    Monsanto Co.  ...................................................     570,353
                                                                              -------------
                                                                                   689,103
                                                                              -------------
             Communications - Equipment & Software (0.6%)
    1,840    Cisco Systems, Inc.*  ...........................................     146,165
                                                                              -------------
             Computer Software (1.6%)
    1,800    Microsoft Corp.* ................................................     254,362
    3,150    Oracle Corp.* ...................................................     171,084
                                                                              -------------
                                                                                   425,446
                                                                              -------------
             Computers (4.5%)
   10,400    Dell Computer Corp.*  ...........................................     889,200
    7,800    Gateway 2000, Inc.*  ............................................     297,862
                                                                              -------------
                                                                                 1,187,062
                                                                              -------------
             Computers - Peripheral Equipment (1.8%)
   11,250    Seagate Technology, Inc.* .......................................     461,953
                                                                              -------------
             Computers - Systems (3.7%)
    3,450    Diebold, Inc.  ..................................................     173,362
    9,500    Hewlett-Packard Co.  ............................................     665,594
    3,300    Sun Microsystems, Inc.* .........................................     150,769
                                                                              -------------
                                                                                   989,725
                                                                              -------------
             Consumer Products (1.8%)
   14,000    Tupperware Corp.  ...............................................     486,500
                                                                              -------------
             Electrical Equipment (2.4%)
    4,820    Emerson Electric Co. ............................................  $  284,380
    5,160    General Electric Co.  ...........................................     362,167
                                                                              -------------
                                                                                   646,547
                                                                              -------------
             Electronics -
             Semiconductors/Components (2.1%)
    6,000    Intel Corp. .....................................................     550,500
                                                                              -------------
             Entertainment/Gaming (0.7%)
    7,000    Circus Circus Enterprises, Inc.* ................................     175,437
                                                                              -------------
             Financial Services (2.0%)
    5,000    American Express Co. ............................................     418,750
    2,600    Fannie Mae ......................................................     123,013
                                                                              -------------
                                                                                   541,763
                                                                              -------------
             Foods (2.6%)
    2,860    Campbell Soup Co.  ..............................................     148,363
    7,900    General Mills, Inc.  ............................................     546,088
                                                                              -------------
                                                                                   694,451
                                                                              -------------
             Forest Products (2.4%)
   10,100    Champion International Corp. ....................................     626,200
                                                                              -------------
             Healthcare - HMOs (1.0%)
   11,200    Humana, Inc.*  ..................................................     273,000
                                                                              -------------
             Household Appliances (1.2%)
   11,000    Maytag Corp.  ...................................................     321,063
                                                                              -------------
             Insurance (0.1%)
             Aetna Inc. (Class C)
      172    (Conv. Pref.) $4.75  ............................................      17,329
                                                                              -------------
             Oil - International Integrated (5.8%)
    6,400    Atlantic Richfield Co.  .........................................     478,800
    2,070    Chevron Corp.  ..................................................     163,789
    2,800    Exxon Corp.  ....................................................     179,900
    7,200    Mobil Corp. .....................................................     550,800
    1,500    Texaco, Inc. ....................................................     174,094
                                                                              -------------
                                                                                 1,547,383
                                                                              -------------
             Pharmaceuticals (4.5%)
    1,800    Abbott Laboratories .............................................     117,788
    6,700    American Home Products Corp. ....................................     552,331
    8,450    Johnson & Johnson ...............................................     526,541
                                                                              -------------
                                                                                 1,196,660
                                                                              -------------
             Retail -Specialty (3.2%)
   10,000    Bed Bath & Beyond, Inc.*  .......................................     330,000
    2,400    Costco Companies Inc.* ..........................................      90,900

                       SEE NOTES TO FINANCIAL STATEMENTS


DEAN WITTER RETIREMENT SERIES - STRATEGIST
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

 NUMBER OF
   SHARES                                                                         VALUE
-------------------------------------------------------------------------------------------
    3,450    Home Depot, Inc.  ............................................... $   172,069
   14,250    Pier 1 Imports, Inc. ............................................     251,156
                                                                              -------------
                                                                                   844,125
                                                                              -------------
             Retail - Specialty Apparel (2.5%)
   14,600    Gap, Inc. .......................................................     648,788
                                                                              -------------
             Savings & Loans (0.5%)
    1,500    Golden West Financial Corp. .....................................     126,187
                                                                              -------------
             Shoes (0.7%)
    3,000    Nike, Inc. (Class B) ............................................     186,938
                                                                              -------------
             Steel (1.2%)
    4,300    Inland Steel Industries, Inc.  ..................................      98,631
    3,450    Nucor Corp. .....................................................     214,116
                                                                              -------------
                                                                                   312,747
                                                                              -------------
             TOTAL COMMON AND
             PREFERRED STOCKS
             (Identified Cost $10,314,161)  ..................................  15,450,292
                                                                              -------------

 PRINCIPAL
 AMOUNT IN
 THOUSANDS
-----------
             CORPORATE BONDS (3.7%)
             Automotive - Finance (0.1%)
   $   15    Ford Capital BV (Netherlands)
              9.375% due 05/15/01  ...........................................    16,545
                                                                              ------------
             Banks (0.9%)
      100    Bank One Corp
              9.875% due 03/01/09  ...........................................   124,417
             Central Fidelity Capital I
      100    Series -144A**
              6.75% due 04/15/27  ............................................   102,601
                                                                              ------------
                                                                                 227,018
                                                                              ------------
             Financial (0.4%)
      100    Money Store Inc. (The)
              8.375% due 04/15/04  ...........................................   105,497
                                                                              ------------
             Financial Services (0.4%)
             Centura Capital Trust I
      100    Series 144A**
              8.845% due 06/01/27  ...........................................   108,125
                                                                              ------------
             Insurance (0.4%)
      100    Vesta Capital Trust I -144A**
              8.525% due 01/15/27  ...........................................   108,250
                                                                              ------------
             Metals & Mining (0.4%)
      100    Placer Dome, Inc. (Canada)
              8.50% due 12/31/45  ............................................   102,750
                                                                              ------------

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                                        VALUE
-------------------------------------------------------------------------------------------
             Oil & Gas Products (0.4%)
   $  100    Mitchell Energy & Development Corp.
              6.75% due 02/15/04  ............................................  $  99,420
                                                                              -------------
             Oil - Domestic (0.2%)
       50    Occidental Petroleum Corp.
              11.125% due 08/01/10  ..........................................     67,914
                                                                              -------------
             Steel (0.0%)
       10    Pohang Iron & Steel Co., Ltd. (South Korea)
              7.50% due 08/01/02  ............................................     10,336
                                                                              -------------
             Telecommunications (0.4%)
      100    Total Access Communication -144A** (Thailand)
              8.375% due 11/04/06  ...........................................     99,250
                                                                              -------------
             Utilities - Electric (0.1%)
       20    Long Island Lighting Co.
              6.25% due 07/15/01  ............................................     19,789
                                                                              -------------
             TOTAL CORPORATE BONDS
             (Identified Cost $919,525)  .....................................    964,894
                                                                              -------------
             U.S. GOVERNMENT OBLIGATIONS (16.0%)
      400    U.S. Treasury Bond
              6.50% due 11/15/26  ............................................    408,984
      315    U.S. Treasury Bond
              6.875% due 08/15/25  ...........................................    336,414
      150    U.S. Treasury Bond
              7.625% due 02/15/25  ...........................................    174,529
      550    U.S. Treasury Note
              5.125% due 11/30/98  ...........................................    546,364
      950    U.S. Treasury Note
              5.25% due 12/31/97  ............................................    949,269
      350    U.S. Treasury Note
              5.625% due 11/30/00  ...........................................    348,071
      450    U.S. Treasury Note
              5.75% due 08/15/03  ............................................    445,927
      100    U.S. Treasury Note
              5.875% due 11/30/01  ...........................................     99,956
       50    U.S. Treasury Note
              6.375% due 01/15/99  ...........................................     50,506
      350    U.S. Treasury Note
              6.50% due 05/15/05  ............................................    360,315
      360    U.S. Treasury Note
             6.875% due 08/31/99  ............................................    367,978

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - STRATEGIST
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                                                   VALUE
------------------------------------------------------------------------------------------------------
  $ 140     U.S. Treasury Note
             7.25% due 05/15/04  ........................................................ $  149,911
                                                                                         -------------
            TOTAL U.S. GOVERNMENT OBLIGATIONS
            (Identified Cost $4,145,542)  ...............................................  4,238,224
                                                                                         -------------
            SHORT-TERM INVESTMENTS (22.0%)
            U.S. GOVERNMENT AGENCIES (a)(21.2%)
  5,000     Federal Farm Credit Bank
             5.42% due 08/05/97  ........................................................  4,996,989
    600     Federal Home Loan Mortgage Corp.
             5.75% due 08/01/97  ........................................................    600,000
                                                                                         -------------
            TOTAL U.S. GOVERNMENT AGENCIES
            (Amortized Cost $5,596,989)  ................................................  5,596,989
                                                                                         -------------
            REPURCHASE AGREEMENT (0.8%)
    223     The Bank of New York 5.75% due 08/01/97 (dated 07/31/97; proceeds
             $222,587)(b) (Identified Cost $222,551)  ...................................    222,551
                                                                                         -------------
            TOTAL SHORT-TERM INVESTMENTS
            (Identified Cost $5,819,540) ................................................  5,819,540
                                                                                         -------------
TOTAL INVESTMENTS
(Identified Cost $21,198,768)(c)  ..........................................     100.1%   26,472,950
LIABILITIES IN EXCESS OF
OTHER ASSETS ...............................................................      (0.1)      (13,530)
                                                                               --------  -------------
NET ASSETS .................................................................     100.0%  $26,459,420
                                                                               ========  =============

------------
*       Non-income producing security.
**      Resale is restricted to qualified institutional investors.
(a) Securities were purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $120,000 U.S. Treasury Note 7.875% due 04/15/98 valued at $124,656, $93,651 U.S. Treasury Note 7.00% due 04/15/99
        valued at $97,514 and $4,723 U.S. Treasury Note 5.625% due 08/31/97
        valued at $4,832.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $5,356,659 and the aggregate gross unrealized depreciation is $82,477, resulting in net unrealized appreciation of $5,274,182.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES
FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
July 31, 1997

                                                                                                      INTERMEDIATE
                                                                    U.S. GOVERNMENT  U.S. GOVERNMENT     INCOME
                                                     LIQUID ASSET    MONEY MARKET       SECURITIES     SECURITIES
------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in securities, at value*...............   $20,113,397     $4,036,736      $10,350,075      $2,347,060
Cash ..............................................         8,427          2,213           78,974          86,163
Receivable for:
 Investments sold..................................        --             --               --              --
 Shares of beneficial interest sold................     1,135,082         10,301           22,677           3,462
 Dividends.........................................        --             --               --              --
 Interest..........................................        --             --               76,764          33,314
 Foreign withholding taxes reclaimed...............        --             --               --              --
Prepaid expenses and other assets..................        26,147          5,790            6,691          12,589
Deferred organizational expenses...................         1,127          1,284            1,191           1,189
Receivable from affiliate..........................        --              8,537           --               6,791
                                                      -----------     ----------      -----------      ----------
 TOTAL ASSETS......................................    21,284,180      4,064,861       10,536,372       2,490,568
                                                      -----------     ----------      -----------      ----------
LIABILITIES:
Payable for:
 Investments purchased.............................        --             --               --              --
 Shares of beneficial interest repurchased ........        38,541         --               11,416           8,580
 Dividends to shareholders.........................        --             --                4,011             746
 Investment management fee.........................         4,022         --                  110          --
Accrued expenses and other payables................        23,148         17,969           19,019          19,964
Organizational expenses payable....................         5,441          5,596            5,509           5,506
                                                      -----------     ----------      -----------      ----------
 TOTAL LIABILITIES.................................        71,152         23,565           40,065          34,796
                                                      -----------     ----------      -----------      ----------
NET ASSETS:
Paid-in-capital....................................    21,213,018      4,041,296       10,359,177       2,514,907
Accumulated undistributed net investment income  ..            10         --               --                  46
Accumulated undistributed net realized gain
 (loss)............................................        --             --                 (491)        (91,207)
Net unrealized appreciation........................        --             --              137,621          32,026
                                                      -----------     ----------      -----------      ----------
  NET ASSETS ......................................   $21,213,028     $4,041,296      $10,496,307      $2,455,772
                                                      ===========     ==========      ===========      ==========
 *IDENTIFIED COST..................................   $20,113,397     $4,036,736      $10,212,454      $2,315,034
                                                      ===========     ==========      ===========      ==========
  SHARES OF BENEFICIAL INTEREST OUTSTANDING  ......    21,213,018      4,042,542        1,059,510         253,850
                                                      ===========     ==========      ===========      ==========
NET ASSET VALUE PER SHARE
 (unlimited authorized shares of $.01 par value) ..         $1.00          $1.00            $9.91           $9.67
                                                      ===========     ==========      ===========      ==========




                                           SEE NOTES TO FINANCIAL STATEMENTS

   AMERICAN       CAPITAL       DIVIDEND                   VALUE-ADDED      GLOBAL
     VALUE        GROWTH         GROWTH       UTILITIES       MARKET        EQUITY       STRATEGIST
-------------  ------------ --------------  ------------  ------------- -------------  -------------
 $53,898,134    $3,595,614    $116,084,027   $5,671,872    $23,856,111    $19,971,828   $26,472,950
      50,162        17,654         --            --             71,591         97,563        --

   1,160,411       114,777         338,972       59,863        724,700        274,717        --
     117,578        17,493         153,745       13,810         32,661         36,421        50,264
      27,266           905         165,765       20,937         22,727         10,450        18,010
      --            --                 121           21         --             --            81,793
         101        --             --             1,065         --              8,996           144
      13,270         4,338          11,076        5,646          8,501          9,554         7,169
       1,376         1,379           1,186        1,191          1,379          1,191         1,189
      --             5,185         --             2,057         --             25,572        --
-------------  ------------ --------------  ------------  ------------- -------------  -------------
  55,268,298     3,757,345     116,754,892    5,776,462     24,717,670     20,436,292    26,631,519
-------------  ------------ --------------  ------------  ------------- -------------  -------------

     918,594        58,353       1,221,168      316,275        861,090        574,355        --
      77,147         3,874         108,736       43,837         45,267         28,565       125,989
      --            --             --            --             --             --            --
      20,595        --              71,294       --              5,006         --            16,034
      31,781        19,786          36,684       19,613         20,886         30,667        24,575
       5,687         5,686           5,501        5,509          5,686          5,509         5,501
-------------  ------------ --------------  ------------  ------------- -------------  -------------
   1,053,804        87,699       1,443,383      385,234        937,935        639,096       172,099
-------------  ------------ --------------  ------------  ------------- -------------  -------------

  37,394,619     2,542,364      78,149,265    3,829,119     14,983,162     15,411,210    20,620,027
      46,600        --             365,924       54,200        100,361        131,548       381,735
   6,688,579       257,050       8,002,032      476,783        345,423        784,106       183,476
  10,084,696       870,232      28,794,288    1,031,126      8,350,789      3,470,332     5,274,182
-------------  ------------ --------------  ------------  ------------- -------------  -------------
 $54,214,494    $3,669,646    $115,311,509   $5,391,228    $23,779,735    $19,797,196   $26,459,420
=============  ============ ==============  ============  ============= =============  =============
 $43,813,438    $2,725,382    $ 87,289,739   $4,640,746    $15,505,322    $16,500,496   $21,198,768
=============  ============ ==============  ============  ============= =============  =============
   3,197,235       207,826       5,855,243      391,125      1,262,502      1,367,161     1,744,091
=============  ============ ==============  ============  ============= =============  =============

      $16.96        $17.66          $19.69       $13.78         $18.84         $14.48        $15.17
=============  ============ ==============  ============  ============= =============  =============

DEAN WITTER RETIREMENT SERIES
FINANCIAL STATEMENTS, continued

STATEMENTS OF OPERATIONS
For the year ended July 31, 1997

                                                                                                      INTERMEDIATE
                                                                    U.S. GOVERNMENT  U.S. GOVERNMENT     INCOME
                                                     LIQUID ASSET    MONEY MARKET      SECURITIES      SECURITIES
------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME:

INCOME
Interest...........................................   $1,450,222       $393,765         $706,725        $245,036
Dividends..........................................       --              --               --              --
                                                    -------------- ---------------  --------------- --------------
  TOTAL INCOME.....................................    1,450,222        393,765          706,725         245,036
                                                    -------------- ---------------  --------------- --------------
EXPENSES
Investment management fees.........................      132,515         36,695           67,676          24,502
Transfer agent fees and expenses...................       52,551          6,122           42,577           7,692
Shareholder reports and notices....................       29,598          4,314            4,749           2,416
Professional fees..................................       15,232         15,334           14,872          16,995
Registration fees..................................       25,200         14,233           22,217          13,083
Custodian fees.....................................       10,663          6,196            3,435           4,847
Trustees' fees and expenses........................        3,655            321              753             250
Organizational expenses............................        2,722          2,721            2,727           2,727
Other..............................................        3,904          1,879            1,870           3,021
                                                    -------------- ---------------  --------------- --------------
  TOTAL EXPENSES...................................      276,040         87,815          160,876          75,533
Less: amounts waived/reimbursed ...................      (11,009)       (14,427)         (56,757)        (37,837)
                                                    -------------- ---------------  --------------- --------------
  NET EXPENSES.....................................      265,031         73,388          104,119          37,696
                                                    -------------- ---------------  --------------- --------------
  NET INVESTMENT INCOME (LOSS).....................    1,185,191        320,377          602,606         207,340
                                                    -------------- ---------------  --------------- --------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss)...........................       --              --               5,297         (62,395)
Net change in unrealized
 appreciation/depreciation.........................       --              --             365,249         151,066
                                                    -------------- ---------------  --------------- --------------
  NET GAIN.........................................       --              --             370,546          88,671
                                                    -------------- ---------------  --------------- --------------
NET INCREASE.......................................   $1,185,191       $320,377         $973,152        $296,011
                                                    ============== ===============  =============== ==============

--------------
*      Net of $1,132, $10, $7,380, $972, $1,050, $18,695 and $63 foreign withholding tax, respectively.



                                           SEE NOTES TO FINANCIAL STATEMENTS

   AMERICAN       CAPITAL      DIVIDEND                   VALUE-ADDED     GLOBAL
     VALUE        GROWTH        GROWTH       UTILITIES      MARKET        EQUITY      STRATEGIST
-------------  ------------ -------------  ------------ -------------  ------------ ------------
 $   147,964    $    8,415    $    69,357   $   41,817    $   34,670    $   67,144    $  673,048
     357,714*       12,328*     2,522,140*     208,343*      368,546*      214,870*      153,990*
-------------  ------------ -------------  ------------ -------------  ------------ ------------
     505,678        20,743      2,591,497      250,160       403,216       282,014       827,038
-------------  ------------ -------------  ------------ -------------  ------------ ------------

     390,217        22,697        672,098       51,738        97,479       153,656       180,204
      77,489         3,914         86,989       18,120        18,607        37,093        51,763
      20,768         1,692         38,212        3,853         8,952         5,415        10,295
      12,798        11,302         13,936       15,840        15,314        15,207        10,489
      18,634        28,006         32,684       19,450        20,656        27,047        20,879
      28,005        12,249         12,104        7,964        24,785        28,694        13,942
       3,312            47          6,141          285         1,131           819         1,050
       2,720         2,717          2,724        2,727         2,717         2,727         2,721
       3,530         1,744          3,851        2,533        10,004        13,075         5,095
-------------  ------------ -------------  ------------ -------------  ------------ ------------
     557,473        84,368        868,739      122,510       199,645       283,733       296,438
     (98,395)      (57,660)        --          (53,527)       (4,686)     (130,077)      (84,434)
-------------  ------------ -------------  ------------ -------------  ------------ ------------
     459,078        26,708        868,739       68,983       194,959       153,656       212,004
-------------  ------------ -------------  ------------ -------------  ------------ ------------
      46,600        (5,965)     1,722,758      181,177       208,257       128,358       615,034
-------------  ------------ -------------  ------------ -------------  ------------ ------------

   7,151,437       294,325      8,642,932      608,162       896,043       811,865       247,627
   9,007,653       762,068     21,493,364      426,820     6,185,067     2,898,751     4,379,845
-------------  ------------ -------------  ------------ -------------  ------------ ------------
  16,159,090     1,056,393     30,136,296    1,034,982     7,081,110     3,710,616     4,627,472
-------------  ------------ -------------  ------------ -------------  ------------ ------------
 $16,205,690    $1,050,428    $31,859,054   $1,216,159    $7,289,367    $3,838,974    $5,242,506
=============  ============ =============  ============ =============  ============ ============

DEAN WITTER RETIREMENT SERIES
FINANCIAL STATEMENTS, continued

STATEMENTS OF CHANGES IN NET ASSETS
For the year ended July 31,

                                                                                                  U.S. GOVERNMENT
                                                                LIQUID ASSET                        MONEY MARKET
                                                       ------------------------------- --------------------------------------
                                                            1997            1996            1997                1996
-----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)..........................  $  1,185,191    $   3,416,056   $    320,377        $    727,122
Net realized gain (loss)..............................       --               --             --                  --
Net change in unrealized appreciation/depreciation ...       --               --             --                  --
                                                        ------------    -------------   ------------        ------------
  NET INCREASE .......................................     1,185,191        3,416,056        320,377             727,122
                                                        ------------    -------------   ------------        ------------
DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income.................................    (1,185,223)      (3,416,043)      (321,625)           (727,125)
Net realized gain.....................................       --               --             --                  --
                                                        ------------    -------------   ------------        ------------
  TOTAL...............................................    (1,185,223)      (3,416,043)      (321,625)           (727,125)
                                                        ------------    -------------   ------------        ------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST:
Net proceeds from sales...............................    29,266,419      177,956,895      8,809,340          27,880,399
Reinvestment of dividends and distributions ..........     1,185,223        3,416,043        321,624             727,125
Cost of shares repurchased............................   (51,991,220)    (174,251,486)   (11,716,197)        (32,674,558)
                                                        ------------    -------------   ------------        ------------
  NET INCREASE (DECREASE).............................   (21,539,578)       7,121,452     (2,585,233)         (4,067,034)
                                                        ------------    -------------   ------------        ------------
  TOTAL INCREASE (DECREASE)...........................   (21,539,610)       7,121,465     (2,586,481)         (4,067,037)
NET ASSETS:
Beginning of period...................................    42,752,638       35,631,173      6,627,777          10,694,814
                                                        ------------    -------------   ------------        ------------
  END OF PERIOD.......................................  $ 21,213,028    $  42,752,638   $  4,041,296        $  6,627,777
                                                        ============    =============   ============        ============
UNDISTRIBUTED NET INVESTMENT INCOME...................  $         10    $          42        --             $          2
                                                        ============    =============   ============        ============
SHARES ISSUED AND REPURCHASED:
Sold..................................................    29,266,419      177,956,895      8,809,340          27,880,399
Issued in reinvestment of dividends and
 distributions........................................     1,185,223        3,416,043        321,624             727,125
Repurchased...........................................   (51,991,220)    (174,251,486)   (11,716,197)        (32,674,558)
                                                        ------------    -------------   ------------        ------------
NET INCREASE (DECREASE)...............................   (21,539,578)       7,121,452     (2,585,233)         (4,067,034)
                                                        ============    =============   ============        ============



                                           SEE NOTES TO FINANCIAL STATEMENTS

       U.S. GOVERNMENT               INTERMEDIATE
         SECURITIES                INCOME SECURITIES              AMERICAN VALUE                    CAPITAL GROWTH
---------------------------- ---------------------------- ----------------------------- -------------------------------------
     1997           1996          1997           1996           1997           1996          1997               1996
-------------  ------------- -------------  ------------- --------------  ------------- ------------  -----------------------
 $   602,606    $   434,937    $   207,340   $   218,492    $     46,600   $   244,604    $   (5,965)        $    6,999
       5,297         18,226        (62,395)      (27,045)      7,151,437     4,355,860       294,325             31,476
     365,249       (149,772)       151,066      (116,038)      9,007,653    (2,487,467)      762,068             45,817
-------------  ------------- -------------  ------------- --------------  ------------- ------------  -----------------------
     973,152        303,391        296,011        75,409      16,205,690     2,112,997     1,050,428             84,292
-------------  ------------- -------------  ------------- --------------  ------------- ------------  -----------------------

    (602,630)      (434,913)      (207,294)     (218,918)        (93,984)     (299,827)       (2,106)            (8,566)
     (22,190)        --             --            (4,854)     (3,137,376)   (2,309,181)      (56,080)            (4,860)
-------------  ------------- -------------  ------------- --------------  ------------- ------------  -----------------------
    (624,820)      (434,913)      (207,294)     (223,772)     (3,231,360)   (2,609,008)      (58,186)           (13,426)
-------------  ------------- -------------  ------------- --------------  ------------- ------------  -----------------------

   5,963,450      9,509,649      3,241,075     4,840,703      20,568,978    21,806,112     1,297,311          1,518,128
     567,526        433,619        165,904       217,069       3,227,638     2,602,757        58,150             13,426
  (5,033,814)    (5,369,758)    (5,211,640)   (1,731,472)    (22,877,816)   (6,172,981)     (665,910)          (292,073)
-------------  ------------- -------------  ------------- --------------  ------------- ------------  -----------------------
   1,497,162      4,573,510     (1,804,661)    3,326,300         918,800    18,235,888       689,551          1,239,481
-------------  ------------- -------------  ------------- --------------  ------------- ------------  -----------------------
   1,845,494      4,441,988     (1,715,944)    3,177,937      13,893,130    17,739,877     1,681,793          1,310,347

   8,650,813      4,208,825      4,171,716       993,779      40,321,364    22,581,487     1,987,853            677,506
-------------  ------------- -------------  ------------- --------------  ------------- ------------  -----------------------
 $10,496,307    $ 8,650,813    $ 2,455,772   $ 4,171,716    $ 54,214,494   $40,321,364    $3,669,646         $1,987,853
=============  ============= =============  ============= ==============  ============= ============  =======================
 $                                           $                                            $
      --        $        24    $        46        --        $     46,600   $    93,984        --             $    2,106
=============  ============= =============  ============= ==============  ============= ============  =======================

     616,600        971,490        340,574       499,259       1,422,680     1,603,955        91,240            119,028
      58,481         44,420         17,479        22,618         237,676       203,340         4,317              1,087
    (517,322)      (547,637)      (547,645)     (181,670)     (1,545,904)     (447,666)      (45,416)           (23,095)
-------------  ------------- -------------  ------------- --------------  ------------- ------------  -----------------------
     157,759        468,273       (189,592)      340,207         114,452     1,359,629        50,141             97,020
=============  ============= =============  ============= ==============  ============= ============  =======================

DEAN WITTER RETIREMENT SERIES
FINANCIAL STATEMENTS, continued

STATEMENTS OF CHANGES IN NET ASSSETS, continued
For the year ended July 31,

                                                              DIVIDEND GROWTH                 UTILITIES
                                                       ----------------------------- -----------------------------
                                                            1997           1996           1997           1996
-----------------------------------------------------  -------------- -------------  ------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income.................................  $  1,722,758    $ 1,244,989   $   181,177     $   205,110
Net realized gain (loss)..............................     8,642,932      2,317,010       608,162         (13,965)
Net change in unrealized appreciation/depreciation ...    21,493,364      2,701,826       426,820         257,350
                                                        ------------    -----------   -----------     -----------
  NET INCREASE .......................................    31,859,054      6,263,825     1,216,159         448,495
                                                        ------------    -----------   -----------     -----------
DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income.................................    (1,707,024)    (1,199,564)     (160,780)       (230,987)
Net realized gain.....................................    (2,463,125)      (590,466)       --              --
                                                        ------------    -----------   -----------     -----------
  TOTAL...............................................    (4,170,149)    (1,790,030)     (160,780)       (230,987)
                                                        ------------    -----------   -----------     -----------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST:
Net proceeds from sales...............................    37,149,898     36,503,267     2,818,978       3,456,194
Reinvestment of dividends and distributions ..........     4,150,502      1,779,713       158,903         227,657
Cost of shares repurchased............................   (23,440,408)    (8,398,184)   (6,235,329)     (1,687,882)
                                                        ------------    -----------   -----------     -----------
  NET INCREASE (DECREASE).............................    17,859,992     29,884,796    (3,257,448)      1,995,969
                                                        ------------    -----------   -----------     -----------
  TOTAL INCREASE (DECREASE)...........................    45,548,897     34,358,591    (2,202,069)      2,213,477
NET ASSETS:
Beginning of period...................................    69,762,612     35,404,021     7,593,297       5,379,820
                                                        ------------    -----------   -----------     -----------
  END OF PERIOD.......................................  $115,311,509    $69,762,612   $ 5,391,228     $ 7,593,297
                                                        ============    ===========   ===========     ===========
UNDISTRIBUTED NET INVESTMENT INCOME...................  $    365,924    $   350,190   $    54,200     $    33,362
                                                        ============    ===========   ===========     ===========
SHARES ISSUED AND REPURCHASED:
Sold..................................................     2,205,684      2,524,798       222,951         288,411
Issued in reinvestment of dividends and
 distributions........................................       255,693        126,953        12,596          18,947
Repurchased...........................................    (1,379,982)      (583,926)     (488,313)       (141,590)
                                                        ------------    -----------   -----------     -----------
NET INCREASE (DECREASE)...............................     1,081,395      2,067,825      (252,766)        165,768
                                                        ============    ===========   ===========     ===========



                                           SEE NOTES TO FINANCIAL STATEMENTS

      VALUE-ADDED MARKET              GLOBAL EQUITY                        STRATEGIST
----------------------------- ---------------------------- ----------------------------------------
      1997           1996          1997           1996          1997                  1996
--------------  ------------- -------------  ------------- -------------  -------------------------
 $    208,257    $   331,372    $   128,358   $    84,531    $   615,034         $   287,670
      896,043        186,832        811,865       434,795        247,627             730,868
    6,185,067      1,044,025      2,898,751        47,491      4,379,845             291,438
--------------  ------------- -------------  ------------- -------------  -------------------------
    7,289,367      1,562,229      3,838,974       566,817      5,242,506           1,309,976
--------------  ------------- -------------  ------------- -------------  -------------------------

     (279,999)      (257,479)       (70,000)     (126,784)      (408,002)           (244,742)
     (698,399)       (78,439)      (367,529)       --           (699,994)           (159,285)
--------------  ------------- -------------  ------------- -------------  -------------------------
     (978,398)      (335,918)      (437,529)     (126,784)    (1,107,996)           (404,027)
--------------  ------------- -------------  ------------- -------------  -------------------------

    6,558,038      6,512,239      7,696,263     6,329,119      7,519,070          12,101,707
      948,925        329,833        435,668       121,869      1,107,086             403,090
  (10,417,432)    (1,769,137)    (3,421,423)   (2,492,083)    (3,796,952)         (2,673,732)
--------------  ------------- -------------  ------------- -------------  -------------------------
   (2,910,469)     5,072,935      4,710,508     3,958,905      4,829,204           9,831,065
--------------  ------------- -------------  ------------- -------------  -------------------------
    3,400,500      6,299,246      8,111,953     4,398,938      8,963,714          10,737,014

   20,379,235     14,079,989     11,685,243     7,286,305     17,495,706           6,758,692
--------------  ------------- -------------  ------------- -------------  -------------------------
 $ 23,779,735    $20,379,235    $19,797,196   $11,685,243    $26,459,420         $17,495,706
==============  ============= =============  ============= =============  =========================
 $    100,361    $   172,103    $   131,548   $    49,495    $   381,735         $   174,703
==============  ============= =============  ============= =============  =========================

      416,960        468,279        606,253       542,027        549,814             972,731
       62,594         24,706         35,887        10,862         83,616              34,364
     (680,374)      (129,743)      (265,700)     (214,741)      (277,595)           (218,134)
--------------  ------------- -------------  ------------- -------------  -------------------------
     (200,820)       363,242        376,440       338,148        355,835             788,961
==============  ============= =============  ============= =============  =========================

DEAN WITTER RETIREMENT SERIES
NOTES TO FINANCIAL STATEMENTS July 31, 1997


1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter Retirement Series (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company, consisting of eleven separate Series ("Series"). All of the Series, with the exception of Strategist, are diversified.

The Fund was organized on May 14, 1992 as a Massachusetts business trust and each of the Series commenced operations as follows:

                                           COMMENCEMENT                                  COMMENCEMENT
                                          OF OPERATIONS                                  OF OPERATIONS
                                          -------------                                  -------------
Liquid Asset .......................      December 30, 1992  Dividend Growth ........       January 7, 1993
U.S. Government Money Market  ......       January 20, 1993  Utilities ..............       January 8, 1993
U.S. Government Securities .........        January 8, 1993  Value-Added Market  ....      February 1, 1993
Intermediate Income Securities  ....       January 12, 1993  Global Equity ..........       January 8, 1993
American Value .....................       February 1, 1993  Strategist .............       January 7, 1993
Capital Growth .....................       February 2, 1993

The investment objectives of each Series are as follows:

         SERIES                        INVESTMENT OBJECTIVE
-------------------------------------------------------------------------------
Liquid Asset            Seeks high current income, preservation of capital and
                        liquidity by investing in short-term money market
                        instruments.
-------------------------------------------------------------------------------
U.S. Government         Seeks high current income, preservation of capital and
Money Market            liquidity by investing primarily in money market
                        instruments which are issued and/or guaranteed by the
                        U.S. Government, its agencies or instrumentalities.
-------------------------------------------------------------------------------
U.S. Government         Seeks high current income consistent with safety of
Securities              principal by investing in a diversified portfolio of
                        obligations issued and/or guaranteed by the U.S.
                        Government or its instrumentalities.
-------------------------------------------------------------------------------
Intermediate Income     Seeks high current income consistent with safety of
Securities              principal by investing primarily in intermediate term,
                        investment grade fixed-income securities.
-------------------------------------------------------------------------------
American Value          Seeks long-term growth consistent with an effort to
                        reduce volatility by investing principally in common
                        stock of companies in industries which, at the time of
                        investment, are believed to be undervalued in the
                        marketplace.
-------------------------------------------------------------------------------
Capital Growth          Seeks long-term capital growth by investing primarily
                        in common stocks.
-------------------------------------------------------------------------------
Dividend Growth         Seeks to provide reasonable current income and
                        long-term growth of income and capital by investing
                        primarily in common stock of companies with a record of
                        paying dividends and the potential for increasing
                        dividends.
-------------------------------------------------------------------------------

DEAN WITTER RETIREMENT SERIES
NOTES TO FINANCIAL STATEMENTS July 31, 1997, continued

         SERIES                        INVESTMENT OBJECTIVE
-------------------------------------------------------------------------------
Utilities               Seeks to provide current income and long-term growth of
                        income and capital by investing in equity and fixed-income securities of companies in the public utilities industry.

-------------------------------------------------------------------------------
Value-Added             Seeks to achieve a high level of total return on its
Market                  assets through a combination of capital appreciation
                        and current income. It seeks to achieve this objective
                        by investing, on an equally weighted basis, in a
                        diversified portfolio of common stocks of the companies
                        which are represented in the Standard & Poor's 500
                        Composite Stock Price Index.
-------------------------------------------------------------------------------
Global Equity           Seeks to provide a high level of total return on its
                        assets, primarily through long-term capital growth and,
                        to a lesser extent, from income. It seeks to achieve
                        this objective through investments in all types of
                        common stocks and equivalents, preferred stocks and
                        bonds and other debt obligations of domestic and
                        foreign companies, governments and international
                        organizations.
-------------------------------------------------------------------------------
Strategist              Seeks a high total investment return through a fully
                        managed investment policy utilizing equity, investment
                        grade fixed income and money market securities.
-------------------------------------------------------------------------------

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Liquid Asset and U.S. Government Money Market:
Securities are valued at amortized cost which approximates market value. All remaining Series: (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation;
(3) when market quotations are not readily available, including circumstances under which it is determined by Dean Witter InterCapital Inc. (the "Investment Manager") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures

DEAN WITTER RETIREMENT SERIES
NOTES TO FINANCIAL STATEMENTS July 31, 1997, continued


established by and under the general supervision of the Trustees (valuation of securities for which market quotations are not readily available may also be based upon current market prices of securities which are comparable in coupon, rating and maturity, or an appropriate matrix utilizing similar factors); (4) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is accrued daily. Liquid Asset and U.S. Government Money Market amortize premiums and accrete discounts on securities owned; gains and losses realized upon the sale of such securities are based on their amortized cost. Discounts for all other Series are accreted over the life of the respective securities.

C. FOREIGN CURRENCY TRANSLATION -- The books and records of each Series investing in foreign currency denominated transactions are translated into U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Series do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

D. FORWARD FOREIGN CURRENCY CONTRACTS -- Some of the Series may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange

DEAN WITTER RETIREMENT SERIES
NOTES TO FINANCIAL STATEMENTS July 31, 1997, continued


gains and losses are included in the Statement of Operations as unrealized foreign currency gain or loss. The Series record realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

E. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply individually for each Series with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

G. EXPENSES -- Direct expenses are charged to the respective Series and general Fund expenses are allocated on the basis of relative net assets or equally among the Series.

H. ORGANIZATIONAL EXPENSES -- The Investment Manager paid the organizational expenses of the Fund in the amount of $150,000 ($13,636 allocated to each of the Series) and will be reimbursed, exclusive of amounts waived. Such expenses have been deferred and are being amortized by the Fund on the straight line method over a period not to exceed five years from the commencement of operations.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement (the "Agreement"), the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to each Series' net assets determined at the close of each business day: Liquid Asset, U.S. Government Money Market and Value-Added Market -0.50%; U.S. Government Securities and Intermediate Income Securities -0.65%; Dividend Growth and Utilities -0.75%; American Value, Capital Growth and Strategist -0.85%; and Global Equity -1.0%.

DEAN WITTER RETIREMENT SERIES
NOTES TO FINANCIAL STATEMENTS July 31, 1997, continued


Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

For the period January 1, 1996 through December 31, 1997, the Investment Manager is waiving the management fee and reimbursing expenses to the extent they exceed 1.00% of daily net assets of each Series. At July 31, 1997, included in the Statement of Assets and Liabilities are receivables from an affiliate which represent expense reimbursements due to the Fund.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

Purchases and sales/maturities/prepayments of portfolio securities, excluding short-term investments (except for Liquid Asset and U.S. Government Money Market), for the year ended July 31, 1997 were as follows:

                                   U.S. GOVERNMENT SECURITIES               OTHER
                                 ------------------------------ ------------------------------
                                                     SALES/
                                                  MATURITIES/                       SALES/
                                    PURCHASES     PREPAYMENTS      PURCHASES      MATURITIES
                                 -------------- --------------  -------------- --------------
Liquid Asset ...................  $395,220,670    $391,812,764   $353,719,078    $382,160,567
U.S. Government Money Market  ..   661,528,098     664,513,285        --              --
U.S. Government Securities  ....    11,000,110       9,181,622        --              --
Intermediate Income Securities       2,742,469       4,820,820      2,019,750       1,836,116
American Value .................     1,055,258       1,298,196    114,604,516     110,531,028
Capital Growth .................        15,742          77,006      4,322,821       3,559,093
Dividend Growth ................       --              --          44,208,359      27,461,961
Utilities ......................       --              --           5,530,405       7,587,775
Value-Added Market .............       --               25,784      4,396,277       8,131,744
Global Equity ..................       --               46,580     15,006,072      11,195,792
Strategist .....................     3,410,867       5,765,994     12,067,832       9,926,607

Included in the aforementioned purchases and sales/maturities of portfolio securities of Value-Added Market are common stock purchases and sales of Morgan Stanley, Dean Witter, Discover & Co., an affiliate of the Investment Manager, of $12,464 and $75,839, respectively, including realized gains of $28,629.

DEAN WITTER RETIREMENT SERIES
NOTES TO FINANCIAL STATEMENTS July 31, 1997, continued


Included at July 31, 1997 in the payable for investments purchased and receivable for investments sold were unsettled trades with Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager, as follows:

                                     CAPITAL    DIVIDEND                GLOBAL
                                      GROWTH     GROWTH    UTILITIES    EQUITY
                                    --------- ----------  ----------- ---------
Payable for investments purchased    $ 4,319    $887,346    $200,025   $    --
                                    ========= ==========  =========== =========
Receivable for investments sold  ..  $38,982    $149,533    $ 42,821   $91,462
                                    ========= ==========  =========== =========


For the year ended July 31, 1997, the following Series incurred brokerage commissions with DWR, for portfolio transactions executed on behalf of such Series, as follows:

 AMERICAN    CAPITAL    DIVIDEND                GLOBAL
   VALUE      GROWTH     GROWTH    UTILITIES    EQUITY   STRATEGIST
----------  --------- ----------  ----------- --------  ------------
  $25,735     $1,487    $43,558     $13,830     $9,201     $6,861
==========  ========= ==========  =========== ========  ============

For the period May 31, 1997 through July 31, 1997, Capital Growth, Global Equity and American Value incurred brokerage commissions of $270, $168 and $1,365, respectively, with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager since May 31, 1997, for portfolio transactions executed on behalf of the Series.

Dean Witter Trust Company, an affiliate of the Investment Manager, is the Fund's transfer agent. At July 31, 1997 the following Series had approximate transfer agent fees and expenses payable as follows:

                                                  INTERMEDIATE
                U.S. GOVERNMENT  U.S. GOVERNMENT     INCOME        AMERICAN    CAPITAL
 LIQUID ASSET     MONEY MARKET     SECURITIES      SECURITIES       VALUE       GROWTH
--------------  --------------- ---------------  -------------- ------------  ---------
      $120            $100           $1,250           $150           $800        $90
==============  =============== ===============  ============== ============  =========

  DIVIDEND                         VALUE-ADDED       GLOBAL
   GROWTH          UTILITIES         MARKET          EQUITY      STRATEGIST
--------------  --------------- ---------------  -------------- ------------
   $280              $80             $140            $210           $500
==============  =============== ===============  ============== ============

DEAN WITTER RETIREMENT SERIES
NOTES TO FINANCIAL STATEMENTS July 31, 1997, continued


4. FEDERAL INCOME TAX STATUS

At July 31, 1997, Intermediate Income Securities had a net capital loss carryover of approximately $30,200 of which $5,700 will be available through July 31, 2004 and $24,500 will be available through July 31, 2005 to offset future capital gains to the extent provided by regulations. During the year ended July 31, 1997, Utilities utilized its net capital loss carryover of approximately $102,000.

Net capital and net currency losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Series' next taxable year. The following Series incurred and will elect to defer post-October losses during fiscal 1997:

                  INTERMEDIATE
U.S. GOVERNMENT      INCOME       GLOBAL
   SECURITIES      SECURITIES     EQUITY
---------------  -------------- --------
      $500           $57,800       $900
===============  ============== ========

At July 31, 1997, the primary reason(s) for temporary book/tax differences were as follows:

                                          TEMPORARY DIFFERENCES
                                     -------------------------------
                                        POST-        CAPITAL LOSS
                                       OCTOBER      DEFERRALS FROM
                                        LOSSES        WASH SALES
                                     ----------- ------------------
U.S. Government Securities .........      o
Intermediate Income Securities  ....      o               o
American Value .....................                      o
Capital Growth .....................                      o
Dividend Growth ....................                      o
Utilities ..........................
Value-Added Market..................                      o
Global Equity.......................      o               o
Strategist .........................                      o

Additionally, Global Equity had temporary differences attributable to income from the mark-to-market of passive foreign investment companies ("PFICs") and permanent differences attributable to tax adjustments on PFICs sold by the Series and Capital Growth had permanent differences attributable to a net operating loss.

DEAN WITTER RETIREMENT SERIES
NOTES TO FINANCIAL STATEMENTS July 31, 1997, continued


To reflect reclassifications arising from permanent book/tax differences for the year ended July 31, 1997, the following accounts were (charged) credited:

                   ACCUMULATED     ACCUMULATED
                  UNDISTRIBUTED   UNDISTRIBUTED
                 NET INVESTMENT   NET REALIZED
                     INCOME        GAIN (LOSS)
                 -------------- ---------------
Capital Growth       $ 5,965        $ (5,965)
Global Equity  .     $23,695        $(23,695)

5. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

Some of the Portfolios may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Portfolios bear the risk of an unfavorable change in foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At July 31, 1997, Global Equity had outstanding forward contracts to facilitate settlement of foreign currency denominated portfolio transactions.

DEAN WITTER RETIREMENT SERIES
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

             NET ASSET                      NET                                                         TOTAL
    YEAR       VALUE         NET         REALIZED      TOTAL FROM     DIVIDENDS     DISTRIBUTIONS     DIVIDENDS
   ENDED     BEGINNING    INVESTMENT  AND UNREALIZED   INVESTMENT        TO              TO              AND
  JULY 31    OF PERIOD      INCOME      GAIN (LOSS)    OPERATIONS   SHAREHOLDERS    SHAREHOLDERS    DISTRIBUTIONS
----------  ----------- ------------  -------------- ------------  -------------- ---------------  ---------------
LIQUID ASSET
1993 (1)       $ 1.00       $0.02           --           $ 0.02        $(0.02)           --             $(0.02)
1994             1.00        0.03           --             0.03         (0.03)           --              (0.03)
1995             1.00        0.06           --             0.06         (0.06)           --              (0.06)
1996             1.00        0.05           --             0.05         (0.05)           --              (0.05)
1997             1.00        0.05           --             0.05         (0.05)           --              (0.05)

U.S. GOVERNMENT MONEY MARKET
1993 (2)         1.00          --++         --             --            --              --               --
1994             1.00        0.03           --             0.03         (0.03)           --              (0.03)
1995             1.00        0.06           --             0.06         (0.06)           --              (0.06)
1996             1.00        0.05           --             0.05         (0.05)           --              (0.05)
1997             1.00        0.04           --             0.04         (0.04)           --              (0.04)

U.S. GOVERNMENT SECURITIES
1993 (3)        10.00        0.19         $ 0.07           0.26         (0.20)           --              (0.20)
1994            10.06        0.44          (0.50)         (0.06)        (0.44)           --              (0.44)
1995             9.56        0.56           0.15           0.71         (0.56)           --              (0.56)
1996             9.71        0.55          (0.12)          0.43         (0.55)           --              (0.55)
1997             9.59        0.56           0.34           0.90         (0.56)         $(0.02)           (0.58)

INTERMEDIATE INCOME SECURITIES
1993 (4)        10.00        0.19          (0.02)          0.17         (0.19)           --              (0.19)
1994             9.98        0.60          (0.57)          0.03         (0.60)           --              (0.60)
1995             9.41        0.61           0.22           0.83         (0.61)           --              (0.61)
1996             9.63        0.59          (0.21)          0.38         (0.59)          (0.01)           (0.60)
1997             9.41        0.53           0.26           0.79         (0.53)           --              (0.53)

AMERICAN VALUE
1993 (5)        10.00        0.06          (0.01)          0.05          --              --               --
1994            10.05        0.03          (0.09)         (0.06)        (0.02)          (0.04)           (0.06)
1995             9.93        0.14           3.15           3.29         (0.12)           --              (0.12)
1996            13.10        0.09           1.17           1.26         (0.15)          (1.13)           (1.28)
1997            13.08        0.02           5.12           5.14         (0.04)          (1.22)           (1.26)

------------
*       After application of the Fund's expense limitation.
+ Calculated based on the net asset value as of the last business day of the period.
++      Includes dividends from net investment income of $0.004 per share.
(a)     Not annualized.
(b)     Annualized.

Commencement of operations:
(1)     December 30, 1992.     (4) January 12, 1993.
(2)     January 20, 1993.      (5) February 1, 1993.
(3)     January 8, 1993.


                                           SEE NOTES TO FINANCIAL STATEMENTS

                                          RATIOS TO AVERAGE NET       RATIOS TO AVERAGE NET
                                                  ASSETS                     ASSETS
                                          (BEFORE EXPENSES WERE       (AFTER EXPENSES WERE
                                                 ASSUMED)                   ASSUMED)
                                        -------------------------- --------------------------
 NET ASSET                  NET ASSETS
    VALUE        TOTAL        END OF                      NET                        NET       PORTFOLIO     AVERAGE
   END OF     INVESTMENT      PERIOD                  INVESTMENT                 INVESTMENT     TURNOVER    COMMISSION
   PERIOD       RETURN+      (000'S)      EXPENSES   INCOME (LOSS)   EXPENSES   INCOME (LOSS)     RATE      RATE PAID
-----------  ------------ ------------  ----------- -------------  ----------- -------------  ----------- ------------
   $ 1.00         1.77%(a)   $ 1,081        1.30%(b)      0.53%(b)     0.14%(b)     3.02%(b)      N/A            N/A
     1.00         3.48         1,524        2.50 *        0.99          --          3.49          N/A            N/A
     1.00         5.90        35,631        1.16          4.96          --          6.12          N/A            N/A
     1.00         5.44        42,753        0.65          5.05         0.33         5.37          N/A            N/A
     1.00         4.57        21,213        1.04          4.43         1.00         4.47          N/A            N/A

     1.00         0.42 (a)       125        2.50* (b)    (0.95)(b)     2.13 (b)     0.83 (b)      N/A            N/A
     1.00         3.52           555        2.50*         0.82          --          3.32          N/A            N/A
     1.00         5.86        10,695        2.50*         3.62          --          6.12          N/A            N/A
     1.00         5.23         6,628        0.82          4.75         0.37         5.21          N/A            N/A
     1.00         4.51         4,041        1.20          4.17         1.00         4.37          N/A            N/A

    10.06         2.60 (a)     1,756        1.81 (b)      0.33 (b)     0.18 (b)     3.66 (b)      --             N/A
     9.56        (0.69)        2,954        2.50*         1.96          --          4.46           29%           N/A
     9.71         7.72         4,209        2.36          3.49          --          5.85           14            N/A
     9.59         4.49         8,651        1.48          4.70         0.63         5.55           47            N/A
     9.91         9.70        10,496        1.55          5.24         1.00         5.79           89            N/A

     9.98         1.67 (a)       182        2.50* (b)     1.00 (b)     1.62 (b)     3.50 (b)      --             N/A
     9.41         0.26           460        2.50*         3.64          --          6.14           40            N/A
     9.63         9.22           994        2.50*         4.08          --          6.58           37            N/A
     9.41         3.95         4,172        1.58          5.01         0.72         5.87          142            N/A
     9.67         8.63         2,456        2.00          4.50         1.00         5.50          132            N/A

    10.05         0.50 (a)       308        2.50*(b)     (0.66)(b)     0.74 (b)     1.10 (b)      121 (a)       --
     9.93        (0.59)        6,841        2.50*        (0.81)         --          1.69          136           --
    13.10        33.48        22,581        1.42          0.39          --          1.81          234           --
    13.08         9.83        40,321        1.18          0.23         0.65         0.76          301        $0.0543
    16.96        41.62        54,214        1.21         (0.11)        1.00         0.10          261         0.0552

DEAN WITTER RETIREMENT SERIES
FINANCIAL HIGHLIGHTS, continued

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

             NET ASSET                       NET                                                         TOTAL
    YEAR       VALUE          NET         REALIZED      TOTAL FROM                   DISTRIBUTIONS     DIVIDENDS
   ENDED     BEGINNING    INVESTMENT   AND UNREALIZED   INVESTMENT   DIVIDENDS TO         TO              AND
  JULY 31    OF PERIOD   INCOME (LOSS)   GAIN (LOSS)    OPERATIONS   SHAREHOLDERS    SHAREHOLDERS    DISTRIBUTIONS
----------  ----------- -------------  -------------- ------------  -------------- ---------------  ---------------
CAPITAL GROWTH
1993 (4)       $10.00       $(0.02)        $(1.10)        $(1.12)         --              --               --
1994             8.88         0.13           0.45           0.58        $(0.04)           --             $(0.04)
1995             9.42         0.10           1.77           1.87         (0.12)           --              (0.12)
1996            11.17         0.07           1.55           1.62         (0.11)         $(0.07)           (0.18)
1997            12.61        (0.03)          5.41           5.38         (0.01)          (0.32)           (0.33)

DIVIDEND GROWTH
1993 (1)        10.00         0.13           0.58           0.71         (0.10)           --              (0.10)
1994            10.61         0.28           0.37           0.65         (0.23)          (0.01)           (0.24)
1995            11.02         0.34           2.13           2.47         (0.31)          (0.10)           (0.41)
1996            13.08         0.32           1.76           2.08         (0.36)          (0.19)           (0.55)
1997            14.61         0.33           5.60           5.93         (0.33)          (0.52)           (0.85)

UTILITIES
1993 (2)        10.00         0.19           1.30           1.49         (0.14)           --              (0.14)
1994            11.35         0.37          (0.95)         (0.58)        (0.34)          (0.01)           (0.35)
1995            10.42         0.42           0.80           1.22         (0.37)          (0.02)           (0.39)
1996            11.25         0.38           0.61           0.99         (0.45)           --              (0.45)
1997            11.79         0.41           1.90           2.31         (0.32)           --              (0.32)

VALUE-ADDED MARKET
1993 (3)        10.00         0.05           0.02           0.07         (0.04)           --              (0.04)
1994            10.03         0.24           0.65           0.89         (0.11)           --              (0.11)
1995            10.81         0.21           2.16           2.37         (0.26)          (0.12)           (0.38)
1996            12.80         0.25           1.17           1.42         (0.22)          (0.07)           (0.29)
1997            13.93         0.21           5.58           5.79         (0.25)          (0.63)           (0.88)

GLOBAL EQUITY
1993 (2)        10.00         0.07          (0.03)          0.04          --              --               --
1994            10.04         0.08           0.58           0.66         (0.05)           --              (0.05)
1995            10.65         0.14           0.49           0.63         (0.11)           --              (0.11)
1996            11.17         0.09           0.71           0.80         (0.18)           --              (0.18)
1997            11.79         0.09           2.98           3.07         (0.06)          (0.32)           (0.38)

STRATEGIST
1993 (1)        10.00         0.06          (0.23)         (0.17)         --              --               --
1994             9.83         0.23          (0.20)          0.03         (0.13)           --              (0.13)
1995             9.73         0.24           1.49           1.73         (0.18)           --              (0.18)
1996            11.28         0.25           1.63           1.88         (0.34)          (0.22)           (0.56)
1997            12.60         0.37           2.96           3.33         (0.28)          (0.48)           (0.76)

------------
*       After application of the Fund's expense limitation.
+ Calculated based on the net asset value as of the last business day of the period.
(a)     Not annualized.
(b)     Annualized.

Commencement of operations:
(1)     January 7, 1993.
(2)     January 8, 1993.
(3)     February 1, 1993.
(4)     February 2, 1993.


                                           SEE NOTES TO FINANCIAL STATEMENTS

                                           RATIOS TO AVERAGE NET      RATIOS TO AVERAGE NET
                                                   ASSETS                     ASSETS
                                           (BEFORE EXPENSES WERE       (AFTER EXPENSES WERE
                                                  ASSUMED)                   ASSUMED)
                                         -------------------------- -------------------------
 NET ASSET                   NET ASSETS
    VALUE        TOTAL         END OF                      NET                       NET       PORTFOLIO     AVERAGE
   END OF      INVESTMENT      PERIOD                  INVESTMENT                INVESTMENT     TURNOVER    COMMISSION
   PERIOD       RETURN+       (000'S)      EXPENSES   INCOME (LOSS)  EXPENSES   INCOME (LOSS)     RATE      RATE PAID
-----------  ------------- ------------  ----------- -------------  ---------- -------------  ----------- ------------
   $ 8.88        (11.20)%(a)  $    135       2.50%*(b)    (1.01)%(b)   1.97%(b)     (0.47)%(b)      2%(a)       --
     9.42          6.57            215       2.50*        (0.98)        --           1.52          11           --
    11.17         20.08            678       2.50 *       (1.07)        --           1.43          20           --
    12.61         14.58          1,988       2.50 *       (1.24)       0.76          0.50          68        $0.0536
    17.66         43.46          3,670       3.16         (2.38)       1.00         (0.22)        147         0.0575

    10.61          7.11  (a)     2,417       2.50* (b)     0.61  (b)   0.16 (b)      2.89  (b)      7 (a)       --
    11.02          6.13         12,821       1.51          1.78         --           3.29          13           --
    13.08         23.07         35,404       1.14          2.34         --           3.48          29           --
    14.61         16.09         69,763       1.00          2.07        0.63          2.44          18         0.0526
    19.69         41.92        115,312       0.97          1.92        0.97          1.92          31         0.0537

    11.35         14.98  (a)     1,334       2.50* (b)     1.59  (b)   0.30 (b)      3.79  (b)      8 (a)       --
    10.42         (5.23)         3,860       2.50*         1.62         --           4.14           5           --
    11.25         12.16          5,380       1.91          2.41         --           4.32          24           --
    11.79          8.76          7,593       1.52          2.31        0.62          3.20          17         0.0508
    13.78         19.87          5,391       1.78          1.85        1.00          2.63          89         0.0508

    10.03          0.71  (a)       640       2.50* (b)    (0.16) (b)   0.92 (b)      1.42  (b)      1 (a)       --
    10.81          8.89          5,133       1.82          0.70         --           2.53           8           --
    12.80         22.65         14,080       1.22          1.33         --           2.55           7           --
    13.93         11.19         20,379       0.78          1.58        0.47          1.89           8         0.0300
    18.84         43.12         23,780       1.02          1.04        1.00          1.07          23         0.0300

    10.04          0.40  (a)       322       2.50* (b)    (0.90) (b)   1.00 (b)      1.77  (b)    --            --
    10.65          6.54          2,020       2.50*         0.09         --           2.41           8           --
    11.17          6.08          7,286       2.25          0.48         --           2.73          55           --
    11.79          7.26         11,685       1.73         (0.15)       0.66          0.92          95         0.0500
    14.48         26.66         19,797       1.85         (0.01)       1.00          0.84          80         0.0348

     9.83         (1.70) (a)       551       2.50* (b)    (0.19) (b)   0.64 (b)      1.67  (b)     26 (a)       --
     9.73          0.12          1,276       2.50*         0.70         --           3.20          57           --
    11.28         18.21          6,759       2.14          1.97         --           4.11         115           --
    12.60         16.97         17,496       1.61          1.92        0.66          2.86         113         0.0525
    15.17         27.35         26,459       1.40          2.50        1.00          2.90          90         0.0535

DEAN WITTER RETIREMENT SERIES
REPORT OF INDEPENDENT ACCOUNTANTS


TO THE SHAREHOLDERS AND TRUSTEES
OF DEAN WITTER RETIREMENT SERIES

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Liquid Asset Series, the U.S. Government Money Market Series, the U.S. Government Securities Series, the Intermediate Income Securities Series, the American Value Series, the Capital Growth Series, the Dividend Growth Series, the Utilities Series, the Value-Added Market Series, the Global Equity Series, and the Strategist Series (constituting Dean Witter Retirement Series, hereafter referred to as the "Fund") at July 31, 1997, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
September 12, 1997

                   1997 FEDERAL INCOME TAX NOTICE (unaudited)

       During the year ended July 31, 1997, the Fund paid to shareholders long-term capital gains per share as follows:

 AMERICAN    CAPITAL    DIVIDEND   VALUE-ADDED    GLOBAL
   VALUE      GROWTH     GROWTH       MARKET      EQUITY   STRATEGIST
----------  --------- ----------  ------------- --------  ------------
$0.31         $0.32      $0.47        $0.45       $0.05       $0.31


       Additionally, the following percentages of the income paid qualified for the dividends received deduction available to corporations:

 AMERICAN    CAPITAL    DIVIDEND                VALUE-ADDED   GLOBAL
   VALUE      GROWTH     GROWTH    UTILITIES      MARKET      EQUITY    STRATEGIST
----------  --------- ----------  ----------- -------------  -------- ------------
 5.58%         100%      99.92%      98.72%        74.37%      7.89%      19.47%

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder


OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Thomas F. Caloia
Treasurer


CUSTODIAN

The Bank of New York
90 Washington Street
New York, New York 10286


TRANSFER AGENT AND DIVIDEND
DISBURSING AGENT

Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311


INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036


INVESTMENT MANAGER

Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048


This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.




ANNUAL REPORT
JULY 31, 1997


DEAN WITTER
RETIREMENT SERIES

DEAN WITTER RETIREMENT SERIES                        TWO WORLD TRADE CENTER,
                                                     NEW YORK, NEW YORK 10048
LETTER TO THE SHAREHOLDERS JANUARY 31, 1998

DEAR SHAREHOLDER:

We are pleased to present the semiannual report on the operations of Dean Witter Retirement Series for the six-month period ended January 31, 1998.

Overall, the stock market was very generous to investors in 1997. However, in August the Dow Jones Industrial Average appeared to have peaked at 8,340. Bellwether multinational corporations such as Coca Cola began to guide earnings estimates downward for the first time in many years on the basis of slower growth and the currency impact from the turmoil in Asia. While the NASDAQ Composite and Mid-Cap indexes peaked in early October, and the Standard & Poor's 500 Composite Stock Price Index (S&P 500) peaked in early December, uncertainty grew regarding earnings outlooks. Despite a flat to down fourth quarter for the various indexes, the stock market, as measured by the Dow
Jones Industrial Average, increased by more than 20 percent for the third year in a row for the first time ever. As year-end approached, historically defensive sectors such as consumer goods and utilities outperformed the overall market, while cyclical stocks lagged.

Over the past year the U.S. economy exhibited healthy growth with declining inflation and strong employment growth. In this environment the Federal Reserve Board periodically expressed concern that inflationary pressures could be on the rise. However, inflation remains in check. Accordingly, the Federal Reserve Board has left interest rates unchanged since March.

Demand for U.S. Treasury securities and the U.S. dollar increased as the crisis in Asia induced an investor flight-to-quality. With many of the Southeast Asian economies in turmoil, 1998 may see the United States inherit the deflationary aspect of those markets. According to many analysts, this could benefit the disinflationary trend here.

Real interest rates (market interest rates less inflation) in the United States remain above historical norms. A realization of this situation by

DEAN WITTER RETIREMENT SERIES
LETTER TO THE SHAREHOLDERS JANUARY 31, 1998, CONTINUED

investors, combined with the probability of a surplus in the U.S. budget (leading to a reduction in the issuance of U.S. Treasury securities in 1998), could cause interest rates to continue to decline in the months to come.

In mid-summer, Asian currencies with values pegged to the U.S. dollar came under intense speculative attack. After sacrificing considerable reserves in an attempt to defend the fixed levels, central banks succumbed to the pressure and let their currencies float. These currencies then declined sharply relative to the dollar. Thailand triggered the crisis in July. Next the Philippines was affected, then Malaysia and Indonesia continued the trend in August. Hong Kong and the northeastern Asian countries appeared to be able to overcome the crisis, but pressure reemerged in October. Taiwan permitted a small further depreciation in its currency. The result was a sharp upward movement in Hong Kong interest rates, which severely affected its stock market given the significant exposure to bank and real-estate-related stocks. By the end of 1997 Korea had also succumbed to the currency assault.

Not one market was spared from the Asian crisis, not even the United States. Fears that the Federal Reserve Board might increase interest rates were virtually eliminated by the severity of financial disruptions in Asia. The turmoil in Asia brought with it a flight to quality into U.S. government securities and fears of a negative impact on the U.S. economy as its competitive pricing edge eroded. Furthermore, the Asian crisis caused concern as to whether demand for U.S. products would slow as well, eventually weakening the U.S. economy. Higher interest rates would exacerbate the Asian currency situation by making U.S.-dollar-denominated assets even more attractive. As the period progressed, investor sentiment shifted once again toward the increased probability of a move to lower interest rates. These factors combined to push interest rates on intermediate and longer maturities down far more than shorter-term securities. On January 30, 1998, 10-year Treasury notes were yielding 5.51 percent compared to 5.31 percent for two-year notes and 5.22 percent for six-month bills. While 10-year notes had declined 50 basis points over the six-month period under review, six-month bills were down only 9 basis points, pointing to a continued complacency over future inflation.

After rising by about 25 basis points late in the first quarter of 1997, money market yields held remarkably stable during the remainder of the year and through January 1998. The target rate for federal funds remained constant at 5.5 percent from March 25, 1997, through the end of January. Overall economic conditions in the United States continue to be excellent, with inflation remaining quite moderate. The unemployment rate reached a 24-year low during the year.

DEAN WITTER RETIREMENT SERIES
LETTER TO THE SHAREHOLDERS JANUARY 31, 1998, CONTINUED

Despite Europe's sharp falls in October following the currency crisis in Asia, European markets generally made a steady recovery during November and December. Overall, 1997 was characterized by significant improvement in the economic environment across Europe. In the United Kingdom low interest rates combined with low inflation to result in strong economic growth and falling unemployment.

During the second half of the year Latin American markets, particularly Brazil and Argentina, suffered as a result of turmoil in the Asian emerging markets. Nevertheless, generally healthy economies and continued privatization programs provided investors with a higher degree of confidence that these markets would not be fundamentally disturbed by the situation in Asia.

LIQUID ASSET SERIES

As of January 31, 1998, Liquid Asset Series had assets of approximately $15 million, with an average maturity of 10 days. The Series' annualized net investment income for the period under review was 4.61 percent.

On January 31, 1998, approximately 82 percent of the portfolio of the Liquid Asset Series were invested in federal agency obligations and 18 percent in high-quality commercial paper. One hundred percent of the Series' assets were due to mature within one month.

We believe that Liquid Asset Series remains well positioned to meet its objective of stability of principle. The Series continues to be operated in a straight-forward, conservative style without structured notes or derivatives, which could fluctuate excessively when interest rates change.

We do not expect the yields available in the money market in early 1998 to differ dramatically from those available during the second half of 1997.

U.S. GOVERNMENT MONEY MARKET SERIES

As of January 31, 1998, the U.S. Government Money Market Series had net assets totaling approximately $1.3 million, with an average maturity of 9 days. The Series' annualized net investment income for the six-month period under review was 4.53 percent. The Series' 30-day annualized yield for January was 4.48 percent.

On January 31, 1998, approximately 96 percent of U.S. Government Money Market Series' assets were invested in federal agency obligations, with the remaining 4 percent invested in U.S. Treasury bills. One hundred percent of the portfolio's assets were due to mature within one month.

DEAN WITTER RETIREMENT SERIES
LETTER TO THE SHAREHOLDERS JANUARY 31, 1998, CONTINUED

We believe the Series is well positioned to meet its objective of security of principal, high current income and liquidity. We continue to operate the portfolio in a straight-forward, conservative style without structured notes or derivatives, which could fluctuate excessively when interest rates change.

We do not expect the yields available in the money market in early 1998 to differ dramatically from those available during the second half of 1997.

U.S. GOVERNMENT SECURITIES SERIES

For the six-month period ended January 31, 1998, the U.S. Government Securities Series provided a total return of 4.53 percent compared to a total return of
4.53 percent for the Lipper Analytical Services, Inc. General U.S. Government Funds Index and 5.39 percent for the Lehman Brothers General U.S. Government Funds Index. The Series' performance includes income distributions totaling $0.290996 per share and a change in net asset value from $9.91 per share on July 31, 1997, to $10.06 per share at the end of the period. On January 31, 1998, the Series had net assets in excess of $9.1 million. Performance for the fiscal year reflected the volatility of the market and the overall declining interest-rate environment in 1997.

As of January 31, 1998, 81 percent of the Series' portfolio was invested in Government National Mortgage Association mortgage-backed securities (GNMAs). The balance of the Series' portfolio was invested in U.S. Treasury securities (19 percent). The Series' average duration stood at approximately 5.0 years. (Duration measures a bond fund's sensitivity to interest-rate fluctuations.)

We believe that GNMAs continue to offer significant long-term value. Also, in the current investment environment, they provide not only an incremental yield incentive over U.S. Treasury securities of similar maturity, but also the potential for attractive returns.

INTERMEDIATE INCOME SECURITIES SERIES

For the six-month period ended January 31, 1998, the Intermediate Income Series had a total return of 3.92 percent. This compares to a total return of 4.13 percent for the Lipper Analytical Services Intermediate Investment Grade Funds Index, and 4.16 percent for the Lehman Intermediate Government Corporate Bond Index.

The Series' performance during the six-month period under review was reflective of the fall in interest rates. The Series was negatively affected by the inability of its corporate holdings to perform as well as comparable Treasury maturities in the second part of the period. This is attributable primarily to anticipated fall-out from Asia onto U.S. corporations. Corporate performance was also constrained in January, from the impact on prices for outstanding debt of a record amount of new

DEAN WITTER RETIREMENT SERIES
LETTER TO THE SHAREHOLDERS JANUARY 31, 1998, CONTINUED

issues coming to market. As a result, the three new securities purchased by the Series during the period, Citicorp, Dupont (E.I.) de Nemours & Co., Inc. and Salomon, Inc. (which account for approximately 14 percent of net assets), underperformed comparable Treasuries by 5 to 15 basis points, despite their strong creditworthiness. All three issues were rated at least "A" by the major rating services.

The Series' performance was aided by several transactions that resulted in a modest inter-period extension of maturity. This allowed the Series to benefit, to a greater extent, from the decline in interest rates. The Series also reduced its Treasury and utility holdings, while investments in the bank and finance sectors were increased. Temporary cash reserves were reduced early in the period and ended January at 3.5 percent of net assets compared to 7.7 percent on July 31, 1997.

On January 31, 1998, U.S. Treasuries comprised approximately 26 percent of the portfolio's holdings, with corporates accounting for the remainder (74 percent). The average maturity of the Series, including cash reserves, was 5.07 years, the average duration 3.97 years (duration gives investors an idea of a bond portfolio's sensitivity to interest rate fluctuations). The average quality rating was "A2." For the six-month period the Series paid dividends of $0.264433 per share.

AMERICAN VALUE SERIES

For the six-month period ended January 31, 1998, the American Value Series produced a total return of 5.52 percent compared to 3.55 percent for the Standard & Poor's 500 Composite Stock Price Index (S&P 500) and 3.18 percent for the Lipper Analytical Services Inc. Growth Funds Index.

Based on recent analysis, the Series' portfolio manager expects U.S. economic growth to slow to the 2.25 percent range in 1998, with earnings in the vicinity of 5 percent. When earnings growth slips below the 10 percent range, the market's leadership typically shifts from economically sensitive issues to steady growth ones. In response, the Series has been tilted in this direction so that steady growth stocks currently represent 60 percent of net assets.

On the cyclical side, the Series' 17.6 percent weighting in technology stocks emphasizes software and services, which are more stable than other technology sectors during economic slowdowns. Holdings in this area include Microsoft Corp., Computer Associates International, Inc. and BMC Software, Inc. As of January 31, 1998, the Series had a 8.1 percent weighting in retail stocks, which is expected to be bolstered by a low unemployment level below 4.7 percent, and by real wage growth and lower sourcing costs. The Series' retail positions include Wal-Mart Stores, Inc. and Barnes & Noble, Inc.

On the growth side, the Series has increased its consumer staples weighting to
11.0 percent of net assets, emphasizing industries and companies with little or no South American or Asian exposure.

DEAN WITTER RETIREMENT SERIES
LETTER TO THE SHAREHOLDERS JANUARY 31, 1998, CONTINUED

This sector includes food chains such as Safeway, Inc., drugstores like Rite Aid Corp., and such selected food companies as Nabisco Holdings Corp. In the consumer/business services area, the Series continues to hold 12.5 percent of its net assets in the radio/cable and newspaper industries. Commitments in these sectors include Clear Channel Communications, Inc., CBS Corp., Comcast Corp. and Gannett Co., Inc.

Health care, which remains overweighted in the Series at 16.6 percent, reflects an emphasis on drugs, biotechnology and medical devices -- all industries with patent protection and pricing power. Companies in these areas include Lilly
(Eli) & Co., Pfizer, Inc., Centocor, Inc. and Guidant Corp. The Series has also maintained an overweighted position in interest-rate sensitive stocks, as evidenced by its 18.6 percent commitment to the financial sector, where the focus is on regional banks, brokerage houses, government agencies and utilities. A sample of some of these holdings includes Summit Bancorp, Travelers Group, Inc., and Fannie Mae.

Because an economic backdrop that is typically associated with falling interest rates and more difficult corporate earnings is expected to remain in place, we have established a four percent position in long-term U.S. Treasuries.

CAPITAL GROWTH SERIES

For the six-month period ended January 31, 1998, the Capital Growth Series produced a return of -3.37 percent. This compares to a return of 3.55 percent for the S&P 500 Index and a return of 3.18 percent for the Lipper Analytical Services Growth Funds Index. Net assets of the Capital Growth Series totaled slightly more than $3.1 million as of the end of the period. At that time the Series owned 51 stocks.

The Series' weightings in small- and mid-cap stocks helped its performance during the first quarter of 1997. However, with the stock market setback late in 1997, many small- and mid-cap issues failed to match the performance of large-cap stocks recorded during the second quarter. Though the Series outperformed the S&P 500 in the first half of the year, its greater than 50 percent exposure to mid-and small-cap stocks resulted in its underperforming the index in the second half of the year. Additionally, many of the Series' holdings in the mid-cap area were in the technology and oil-service sectors, among the two areas that saw most of the significant price declines during the second quarter of 1997. Both of these sectors had been overweighted. Earnings disappointments in a few key companies also dampened performance.

DEAN WITTER RETIREMENT SERIES
LETTER TO THE SHAREHOLDERS JANUARY 31, 1998, CONTINUED

We remain optimistic regarding Capital Growth Series' prospects for 1998. Stocks in the portfolio are expected to have nearly a 30 percent earnings per share growth rate for 1998 over 1997 and continue to have a very high return on equity of approximately 20 percent, with a beta that is not much greater than that of the overall markets.

DIVIDEND GROWTH SERIES

For the six-month period ended January 31, 1998, Dividend Growth Series had a total return of 0.88 percent, compared to a total return of 3.55 percent for the S&P 500 and 2.37 percent for the Lipper Analytical Services, Inc. Growth and Income Funds Index. The Series' underperformance of its broad market indices was in large part due to exceptional strength in technology stocks at times, a sector which affords little or no current yield, and the Series' underweighting in financial stocks.

Net assets of Dividend Growth Series totaled approximately $106 million on January 31, 1998. As of January 31, 1998, the Series owned 38 equity issues spread across 30 different industry groups. One new portfolio position was established since our last report on July 31, 1997. A spinoff (a divestiture in which a parent company establishes a subdivision or separate corporation) from PepsiCo, Inc. during the period resulted in the receipt of shares of Tricon Global Restaurants, Inc. These shares were subsequently liquidated.

UTILITIES SERIES

For the period ended January 31, 1998, the first half of the fiscal year, the Utilities Series provided a total return of 14.05 percent compared to a total return of 13.31 percent for the average Lipper Analytical Services Utility Funds Index and 3.55 percent for the broad-based S&P 500.

During the past year, utilities benefited from a blend of improving industry fundamentals, a favorable interest-rate environment and ongoing industry-wide merger and acquisition activities. However, a primary event underpinning the strong performance of the Series during the period was the Southeast Asian economic crisis, which prompted a highly defensive investment mode in the U.S. market.

Given this utility-friendly investment environment, electric utilities were the primary beneficiaries of the cautious financial markets, with much of the impetus being a flight to quality and safety. Additionally, electric utilities continued to witness fair and balanced deregulation initiatives by many state utility commissions, which tempered investors concerns and strengthened shareholder confidence in this sector. Electric utility merger and acquisition activity was consistently evident throughout the year as many companies enhanced their earnings outlooks and expanded their product offerings and global presence in preparation for the new competitive environment. The

DEAN WITTER RETIREMENT SERIES
LETTER TO THE SHAREHOLDERS JANUARY 31, 1998, CONTINUED

telecommunications sector also showed very healthy performance, benefiting from numerous merger and acquisition announcements. Furthermore, the telecom sector overall showed robust earnings growth, fueled by a strong economy and high-growth applications including wireless communications, data and selective international investments. While natural gas pricing was adversely effected by mild weather patterns toward the end of the year, the sectors overall market performance was enhanced by a combination of industry-wide merger activity and an expansion of diversified deregulated businesses.

Against this backdrop, the Utilities Series maintained a fully invested posture, reflecting the underlying defensive theme across the financial markets. Additionally, investor confidence continued to strengthen, due to the tempering of regulatory concerns and more visible growth fundamentals within the utility sectors. On January 31, 1998, 96 percent of the Series' assets were allocated to utility and utility-related equities with 4 percent held in cash. Within the equity component of the portfolio, 52 percent of assets were allocated to electric utilities, 25 percent to telecommunications and 19 percent to natural gas. Enhancing overall Series diversification are selective foreign securities, which account for 5 percent of assets, and a focus on the growth area of global telecommunications infrastructure.

We believe the Series remains uniquely diversified and structured to meet its objective of providing shareholders with above average current income and long-term growth of income and capital. Given the focus on Energy and Telecommunications, the Utilities Series is well positioned to benefit from the worldwide growth coming from globalization, privatization and strong product demand.

VALUE-ADDED MARKET SERIES

For the six-month period ended January 31, 1998, the Value-Added Series produced a total return of 1.52 percent compared to 3.55 percent for the S&P 500 and 2.37 percent for the Lipper Analytical Services, Inc. Growth and Income Funds Index. While the Series outperformed the S&P 500 during the third quarter of 1997, it fell behind in the fourth quarter as both small-cap and cyclical stocks came under pressure. Since inception on February 1, 1993, the Series has posted an average annual total return of 16.8 percent.

The Series invests in substantially all the stocks included in the S&P 500. Unlike the index, the Series weights all stock positions equally, thereby emphasizing the stocks of smaller- to medium-capitalized companies, which causes performance to differ from that of the S&P 500 Index.

Historically, the strategy employed by the Series has led to strong relative returns during periods when small-cap stocks have outperformed larger ones. However, over the past three years large-capitalization stocks have been market leaders overshadowing the solid returns provided by small-

DEAN WITTER RETIREMENT SERIES
LETTER TO THE SHAREHOLDERS JANUARY 31, 1998, CONTINUED

and mid-cap stocks. We believe that we are now at a point in the economic cycle where small caps may once again be positioned to outperform. Many relative valuation measures, such as price-to-book, dividend yield and price-to-earnings ratios, suggest that small-cap issues are currently undervalued relative to large caps.

In addition, a continued strong U.S. dollar should reduce the relative earnings growth of large multinationals, thus making small- and mid-caps more attractive. Finally, because of the Asian currency crisis, investors in emerging markets may decide to reconsider the attractiveness of the domestic small- and mid-cap sectors. Such a scenario is expected to bode well for the equally weighted strategy employed by the Series.

GLOBAL EQUITY SERIES

For the six-month period ended January 31, 1998, the Global Equity Series had a total return of -6.07 percent. This compares to a total return of -3.59 percent for the Lipper Analytical Services Global Funds Index, a return of 3.55 percent for the S&P 500 and a return of -2.07 for the Morgan Stanley Capital International World Index (MSCI Index).

As stated earlier, global markets in general were captivated by the widespread plunge in Asian markets on the back of intense currency devaluations and ensuing economic turmoil in that part of the world. Most Asian markets dropped between 60 and 70 percent, with Indonesia and Korea being hit the hardest. Even the Hong Kong market, whose currency has not fluctuated in value, declined 44.5 percent and the Japanese market disappointed investors again, falling 21.6 percent. Japan's fragile economy slowed after the reversal of an income tax rebate and a hike in its consumption tax. Investors also focused on the fragility of Japan's financial system and the loss of credibility among politicians dealing with the economic slump.

The European equity markets, with the dual catalysts of weak domestic currencies and positive sentiment toward Economic and Monetary Union (EMU), mirrored the U.S. market's rally. The following countries had exceptionally strong performance during the period under review: Italy (24.90 percent), Spain (17.84 percent), Switzerland (11.95 percent) and the United Kingdom (10.90 percent). The following core European markets lagged behind: France (3.78 percent), Germany (-0.37 percent) and the Netherlands (-4.59 percent).

The Series' underperformance versus the MSCI Index is attributable to its geographic allocation, which had more significant exposure to Japan and Asia than the index. In response to the continuing market decline in Japan and the economic crisis in the rest of Asia, the Series has since reduced

DEAN WITTER RETIREMENT SERIES
LETTER TO THE SHAREHOLDERS JANUARY 31, 1998, CONTINUED

exposure to those markets. The Series' asset allocation targets now are 38 percent of net assets in Europe, 35 percent in the United States, 6 percent in Japan, emerging Asia and Latin America and 1 percent in other markets deemed to be attractive. The balance will be held in cash.

STRATEGIST SERIES

The Strategist Series posted a total return of 0.28 percent for the six-month period ended January 31, 1998, versus 2.94 percent for the Lipper Analytical Services Flexible Funds Index. Over the same period, the S&P 500 posted a total return of 3.55 percent and the Lehman Brothers Government/Corporate Bond Index posted a total return of 5.12 percent.

The Series' underperformance for the period under review, August 1997 to January 1998, was due to our asset allocation, which favored stocks and underweighted bonds. For the six-month period, the Strategist Series maintained an asset allocation target of 70 percent equities, 20 percent U.S. government and corporate bonds and 10 percent cash equivalents. This was a change from the first half of 1997 when the Series was positioned at roughly a 50 percent/50 percent stock and bond/cash blend. The move was made because of our view that corporate earnings growth would continue at an above average pace, therefore leading us to take a more aggressive approach toward the equity markets. The untimely currency crises in Indonesia, Singapore, Malaysia, and Thailand had the compounding negative effect of pummeling technology stocks and causing a rapid and significant flight to quality bond rally.

While the outperformance of bonds tied to the Asian Pacific crisis may have affected our strategy during the second half of the year, January 1998 has been a good month for the equity market. We would expect this trend to continue through the first quarter of 1998, at the very least, and provide improved returns to our shareholders based on our current allocation target.

The equity portion of the portfolio features an emphasis on the U.S. consumer, who is enjoying unprecedented financial liquidity tied to low unemployment and declining mortgage rates. We hold a number of retailers (Pier 1 Imports, Inc. and Kmart Corp.), consumer products companies (Colgate-Palmolive Co. and Kellogg Co.) and leisure-time service providers (Walt Disney Co.). The Series also holds significant exposure to technology, financial services and energy stocks.

The fixed-income portion of the portfolio is well diversified among both government and corporate issuers, varying in maturities, interest rates and duration. At the end of the period, the Series' bond portfolio (21 issues in all) had an average maturity of 9 1/4 years, an average yield of 6.25 percent and an average duration of 5 1/3 years.

DEAN WITTER RETIREMENT SERIES
LETTER TO THE SHAREHOLDERS JANUARY 31, 1998, CONTINUED

As the equity market continues to outperform other asset classes, we will gradually seek opportunities to decrease our exposure to stocks and raise our weightings to bonds and cash, protecting profits while continuing to seek attractive long-term total returns.

LOOKING AHEAD

We expect U.S. economic growth to remain relatively healthy in early 1998, with the Federal Reserve Board unlikely to raise interest rates. However, the central bank may need to reassess its current complacent stance on monetary policy during the year, should inordinately strong economic growth cause an unacceptable increase in inflation.

Asia's reestablishment of currency stability is paramount in order for the region's stock markets to make a sustainable recovery. Although the situation in Asia and its impact on European corporate earnings will continue to be monitored carefully, the underlying fundamentals of the European markets remain positive.

We appreciate your support of Dean Witter Retirement Series and look forward to continuing to serve your investment needs and objectives.

Very truly yours,

/s/  CHARLES A. FIUMEFREDDO

CHARLES A. FIUMEFREDDO
CHAIRMAN OF THE BOARD

DEAN WITTER RETIREMENT SERIES - LIQUID ASSET
PORTFOLIO OF INVESTMENTS JANUARY 31, 1998 (UNAUDITED)




                                                                        ANNUALIZED
PRINCIPAL                                                                YIELD ON
AMOUNT IN                                                                DATE OF        MATURITY
THOUSANDS                                                                PURCHASE         DATE            VALUE
------------------------------------------------------------------------------------------------------------------
           COMMERCIAL PAPER (18.5%)
           AUTOMOTIVE - FINANCE (8.3%)
$    700   Chrysler Financial Corp....................................     5.50%        02/12/98       $   698,721
     500   Ford Motor Credit Co.......................................     5.50         02/13/98           499,012
                                                                                                       -----------
                                                                                                         1,197,733
                                                                                                       -----------
           FINANCE - COMMERCIAL (3.4%)
     500   CIT Group Holdings, Inc....................................     5.50         02/27/98           497,953
                                                                                                       -----------
           FINANCE - CONSUMER (3.4%)
     500   American Express Credit Corp...............................     5.51         02/20/98           498,478
                                                                                                       -----------
           FINANCE - DIVERSIFIED (3.4%)
     500   General Electric Capital Corp..............................     5.50         02/06/98           499,543
                                                                                                       -----------

           TOTAL COMMERCIAL PAPER
           (AMORTIZED COST $2,693,707)...............................................................    2,693,707
                                                                                                       -----------

           U.S. GOVERNMENT AGENCIES (82.0%)
   1,920   Federal Farm Credit Bank...................................  5.43-5.45   02/04/98-02/18/98    1,916,911
   5,255   Federal Home Loan Mortgage Corp............................  5.44-5.57   02/02/98-02/04/98    5,253,204
   1,770   Federal National Mortgage Association......................  5.42-5.44   02/09/98-02/25/98    1,765,271
   1,000   Student Loan Marketing Association.........................     5.39         02/02/98           999,701
   2,000   Tennessee Valley Authority.................................     5.39         02/11/98         1,996,712
                                                                                                       -----------

           TOTAL U.S. GOVERNMENT AGENCIES
           (AMORTIZED COST $11,931,799)..............................................................   11,931,799
                                                                                                       -----------




TOTAL INVESTMENTS
(AMORTIZED COST $14,625,506) (a)...........................................................  100.5%    14,625,506

LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS.............................................   (0.5)       (71,178)
                                                                                             ------  ------------

NET ASSETS.................................................................................  100.0%  $ 14,554,328
                                                                                             ------  ------------
                                                                                             ------  ------------

---------------------

(a)  Cost is the same for federal income tax purposes.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - U.S. GOVERNMENT MONEY MARKET
PORTFOLIO OF INVESTMENTS JANUARY 31, 1998 (UNAUDITED)



                                                                         ANNUALIZED
PRINCIPAL                                                                 YIELD ON
AMOUNT IN                                                                 DATE OF        MATURITY
THOUSANDS                                                                 PURCHASE         DATE           VALUE
------------------------------------------------------------------------------------------------------------------
           U.S. GOVERNMENT AGENCIES (95.3%)
$   520    Federal Farm Credit Bank....................................  5.41-5.37%  02/04/98-02/11/98  $  519,377
    520    Federal Home Loan Banks.....................................     5.39         02/11/98          519,147
    240    Federal Home Loan Mortgage Corp.............................     5.57         02/02/98          239,926
                                                                                                        ----------

           TOTAL U.S. GOVERNMENT AGENCIES
           (AMORTIZED COST $1,278,450)................................................................   1,278,450
                                                                                                        ----------

           U.S. GOVERNMENT OBLIGATION (3.7%)
     50    U.S. Treasury Bill
             (AMORTIZED COST $49,964)..................................     5.32         02/05/98           49,964
                                                                                                        ----------



TOTAL INVESTMENTS
(AMORTIZED COST $1,328,414) (a).............................................................   99.0%    1,328,414

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES..............................................    1.0        13,475
                                                                                              ------  -----------

NET ASSETS..................................................................................  100.0%  $ 1,341,889
                                                                                              ------  -----------
                                                                                              ------  -----------


---------------------

(a)  Cost is the same for federal income tax purposes.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - U.S. GOVERNMENT SECURITIES
PORTFOLIO OF INVESTMENTS JANUARY 31, 1998 (UNAUDITED)



PRINCIPAL
AMOUNT IN                                                                            COUPON      MATURITY
THOUSANDS                                                                            RATE          DATE           VALUE
--------------------------------------------------------------------------------------------------------------------------
           U.S. GOVERNMENT & AGENCY OBLIGATIONS (98.2%)
           Government National Mortgage Assoc. I (69.0%)
$  2,569     ......................................................................  7.00%   11/15/23-03/15/27  $2,607,904
   3,588     ......................................................................  7.50    01/15/24-01/15/27   3,694,826
                                                                                                                ----------
                                                                                                                 6,302,730
                                                                                                                ----------
     932   Government National Mortgage Assoc. II (10.3%)..........................  7.00        03/20/26          943,806
                                                                                                                ----------
     900   Resolution Funding Corp Zero Coupon Strips (5.9%).......................  0.00        04/15/07          534,384
                                                                                                                ----------

           U.S. Treasury Notes (13.0%)
     100     ......................................................................  5.625       01/31/98           99,969
   1,050     ......................................................................  6.375       09/30/01        1,083,201
                                                                                                                ----------
                                                                                                                 1,183,170
                                                                                                                ----------

           TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
           (IDENTIFIED COST $8,706,194).......................................................................   8,964,090
                                                                                                                ----------

           SHORT-TERM INVESTMENT (1.7%)
           REPURCHASE AGREEMENT
     158   The Bank of New York
             (dated 01/30/98;
             proceeds $158,237) (a)
             (IDENTIFIED COST $158,166)............................................  5.375       02/02/98          158,166
                                                                                                                ----------




TOTAL INVESTMENTS
(IDENTIFIED COST $8,864,360) (b).....................................................................   99.9%    9,122,256

OTHER ASSETS IN EXCESS OF LIABILITIES................................................................    0.1         6,187
                                                                                                       ------  -----------

NET ASSETS...........................................................................................  100.0%  $ 9,128,443
                                                                                                       ------  -----------
                                                                                                       ------  -----------


---------------------

(a) Collateralized by $115,874 U.S. Treasury Bond 8.75% due 08/15/20 valued at $161,330.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $264,269 and the aggregate gross unrealized depreciation is $6,373, resulting in net unrealized appreciation of $257,896.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - INTERMEDIATE INCOME SECURITIES
PORTFOLIO OF INVESTMENTS JANUARY 31, 1998 (UNAUDITED)



PRINCIPAL
AMOUNT IN                                                                                     COUPON   MATURITY
THOUSANDS                                                                                      RATE      DATE      VALUE
---------------------------------------------------------------------------------------------------------------------------
           CORPORATE BONDS (69.9%)
           AUTOMOBILE - RENTALS (4.4%)
$   100    Hertz Corp.......................................................................   6.00%   01/15/03  $   99,883
                                                                                                                 ----------
           AUTOMOTIVE - FINANCE (1.2%)
     25    General Motors Acceptance Corp...................................................   8.40    10/15/99      26,049
                                                                                                                 ----------
           BANK HOLDING COMPANIES (4.6%)
    100    Citicorp.........................................................................   7.125   09/01/05     104,775
                                                                                                                 ----------
           BANKS (10.9%)
    100    Bank One Corp....................................................................   7.60    05/01/07     108,623
    100    Shawmut Bank Connecticut, N.A....................................................   8.625   02/15/05     112,915
     25    Star Bank N.A....................................................................   6.375   03/01/04      25,207
                                                                                                                 ----------
                                                                                                                    246,745
                                                                                                                 ----------
           BROKERAGE (9.0%)
    100    Bear Stearns Companies, Inc......................................................   6.75    08/15/00     101,909
    100    Salomon, Inc.....................................................................   6.50    03/01/00     101,019
                                                                                                                 ----------
                                                                                                                    202,928
                                                                                                                 ----------
           CHEMICALS - DIVERSIFIED (4.5%)
    100    Dupont (E.I.) de Nemours & Co., Inc..............................................   6.50    09/01/02     102,621
                                                                                                                 ----------
           CHEMICALS - SPECIALTY (4.5%)
    100    Millennium America, Inc..........................................................   7.00    11/15/06     101,489
                                                                                                                 ----------
           DATA PROCESSING (4.6%)
    100    Oracle Corp......................................................................   6.91    02/15/07     103,316
                                                                                                                 ----------
           FINANCIAL (9.1%)
    100    Ikon Capital Inc.................................................................   6.73    06/15/01     102,350
    100    Nac Re Corp......................................................................   8.00    06/15/99     102,820
                                                                                                                 ----------
                                                                                                                    205,170
                                                                                                                 ----------
           FOREIGN GOVERNMENT (4.4%)
    100    State of Israel..................................................................   6.375   12/15/05      98,683
                                                                                                                 ----------
           LEISURE (4.8%)
    100    Royal Caribbean Cruises..........................................................   8.25    04/01/05     109,214
                                                                                                                 ----------
           MANUFACTURING (2.2%)
     50    Reebok International Ltd. (United Kingdom).......................................   6.75    09/15/05      50,081
                                                                                                                 ----------
           PAPER & FOREST PRODUCTS (4.5%)
    100    Noranda Forest, Inc. (Canada)....................................................   6.875   11/15/05     102,122
                                                                                                                 ----------
           TEXTILES (1.2%)
     25    Burlington Industries, Inc.......................................................   7.25    09/15/05      25,896
                                                                                                                 ----------

           TOTAL CORPORATE BONDS
           (IDENTIFIED COST $1,537,322)........................................................................   1,578,972
                                                                                                                 ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - INTERMEDIATE INCOME SECURITIES
PORTFOLIO OF INVESTMENTS JANUARY 31, 1998 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                                                     COUPON   MATURITY
THOUSANDS                                                                                      RATE      DATE      VALUE
---------------------------------------------------------------------------------------------------------------------------
           U.S. GOVERNMENT OBLIGATIONS (24.8%)
$   100    U.S. Treasury Note...............................................................   6.125%  03/31/98  $  100,112
    100    U.S. Treasury Note...............................................................   6.625   06/30/01     103,776
    300    U.S. Treasury Note...............................................................   5.875   11/30/01     304,776
     50    U.S. Treasury Note...............................................................   6.25    01/31/02      51,480
                                                                                                                 ----------

           TOTAL U.S. GOVERNMENT OBLIGATIONS
           (IDENTIFIED COST $549,070)..........................................................................     560,144
                                                                                                                 ----------

           SHORT-TERM INVESTMENT (a) (3.3%)
           U.S. GOVERNMENT AGENCY
     75    Federal Home Loan Mortgage Corp.
             (AMORTIZED COST $74,989).......................................................   6.00    02/02/98      74,989
                                                                                                                 ----------




TOTAL INVESTMENTS
(IDENTIFIED COST $2,161,381) (b)......................................................................   98.0%    2,214,105

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES........................................................    2.0        45,526
                                                                                                        ------  -----------

NET ASSETS............................................................................................  100.0%  $ 2,259,631
                                                                                                        ------  -----------
                                                                                                        ------  -----------


---------------------

(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $54,790 and the aggregate gross unrealized depreciation is $2,066, resulting in net unrealized appreciation of $52,724.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - AMERICAN VALUE
PORTFOLIO OF INVESTMENTS JANUARY 31, 1998 (UNAUDITED)


NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (93.5%)
           AGRICULTURE RELATED (0.9%)
   2,000   Dekalb Genetics Corp. (Class B).........................................................  $    54,750
   7,333   Delta & Pine Land Co....................................................................      219,990
   2,000   Pioneer Hi-Bred International, Inc......................................................      200,125
                                                                                                     -----------
                                                                                                         474,865
                                                                                                     -----------
           AUTO RELATED (0.1%)
   2,000   Budget Group, Inc. (Class A)*...........................................................       69,875
                                                                                                     -----------
           BANKS (6.9%)
   5,000   AmSouth Bancorporation..................................................................      270,000
   1,200   City National Corp......................................................................       39,825
   1,000   Comerica, Inc...........................................................................       94,375
 200,000   Credito Italiano SpA (Italy)............................................................      746,959
   4,200   Crestar Financial Corp..................................................................      220,500
  17,000   Hibernia Corp. (Class A)................................................................      324,062
   5,000   Mellon Bank Corp........................................................................      301,875
   6,500   Northern Trust Corp.....................................................................      437,531
   4,000   PNC Bank Corp...........................................................................      206,250
   1,000   Southtrust Corp.........................................................................       56,437
   2,000   Summit Bancorp..........................................................................      100,000
   2,000   Union Planters Corp.....................................................................      123,000
   1,500   Wells Fargo & Co........................................................................      463,500
   2,000   Westamerica Bancorporation..............................................................      190,000
                                                                                                     -----------
                                                                                                       3,574,314
                                                                                                     -----------
           BIOTECHNOLOGY (2.2%)
   1,000   Arterial Vascular Engineering, Inc.*....................................................       73,250
  13,000   Centocor, Inc.*.........................................................................      520,812
   3,000   Genzyme Corp. General Division*.........................................................       80,062
   4,000   Gilead Sciences, Inc.*..................................................................      162,000
   7,000   IDEC Pharmaceuticals Corp.*.............................................................      292,250
                                                                                                     -----------
                                                                                                       1,128,374
                                                                                                     -----------
           BUILDING & CONSTRUCTION (0.3%)
   7,000   D.R. Horton, Inc........................................................................      138,250
                                                                                                     -----------
           CABLE/CELLULAR (4.1%)
  16,000   Comcast Corp. (Class A Special).........................................................      499,000
   4,000   Comcast Corp. (Class A).................................................................      124,250
   7,000   Cox Communications, Inc. (Class A)*.....................................................      258,125
   7,000   HSN, Inc.*..............................................................................      333,375
  12,000   Tele-Communications, Inc. (Class A)*....................................................      336,000


NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------

   9,000   Time Warner, Inc........................................................................  $   577,687
                                                                                                     -----------
                                                                                                       2,128,437
                                                                                                     -----------
           CAPITAL GOODS (0.6%)
   4,000   General Electric Co.....................................................................      310,000
                                                                                                     -----------
           COMMUNICATIONS EQUIPMENT (2.5%)
   7,000   CIENA Corp.*............................................................................      385,437
   5,000   Cisco Systems, Inc.*....................................................................      315,312
   3,000   Lucent Technologies Inc.................................................................      265,500
   4,000   Nokia Corp. (ADR) (Finland).............................................................      304,000
                                                                                                     -----------
                                                                                                       1,270,249
                                                                                                     -----------
           COMPUTER EQUIPMENT (0.7%)
   4,000   SCI Systems, Inc.*......................................................................      174,000
   4,000   Sun Microsystems, Inc.*.................................................................      191,750
                                                                                                     -----------
                                                                                                         365,750
                                                                                                     -----------
           COMPUTER SOFTWARE (8.6%)
   5,000   Arbor Software Corp.*...................................................................      187,812
   4,500   BMC Software, Inc.*.....................................................................      304,875
   3,000   CBT Group PLC (ADR) (Ireland)*..........................................................      272,250
   1,000   Citrix Systems, Inc.*...................................................................       68,750
  10,000   Computer Associates International, Inc..................................................      531,875
  11,000   Compuware Corp.*........................................................................      429,000
   7,000   Electronic Arts, Inc.*..................................................................      251,562
   5,000   Legato Systems, Inc.*...................................................................      229,375
   7,000   Manugistics Group, Inc.*................................................................      281,750
   4,000   Microsoft Corp.*........................................................................      596,750
  13,000   PeopleSoft, Inc.*.......................................................................      455,812
   6,000   Platinum Technology, Inc.*..............................................................      168,000
   1,000   SAP AG (Pref.) (Germany)................................................................      363,040
   6,000   Veritas Software Corp.*.................................................................      294,750
                                                                                                     -----------
                                                                                                       4,435,601
                                                                                                     -----------
           CONSUMER - NONCYCLICAL (3.9%)
   9,000   Alberto-Culver Co. (Class B)............................................................      266,625
   6,000   Clorox Co...............................................................................      459,750
   8,000   Heinz (H.J.) Co.........................................................................      443,500
   5,000   Keebler Foods Co.*......................................................................      137,500
   6,000   Nabisco Holdings Corp. (Class A)........................................................      248,250
   3,000   Procter & Gamble Co.....................................................................      235,125
   2,500   Quaker Oats Company (The)...............................................................      134,375
   2,000   Sara Lee Corp...........................................................................      109,125
                                                                                                     -----------
                                                                                                       2,034,250
                                                                                                     -----------
           CONSUMER BUSINESS SERVICES (4.5%)
   8,000   Automatic Data Processing, Inc..........................................................      478,500
  19,224   Cendant Corp.*..........................................................................      651,213
  10,000   Corrections Corp. of America*...........................................................      368,750

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - AMERICAN VALUE
PORTFOLIO OF INVESTMENTS JANUARY 31, 1998 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
  10,000   Paychex, Inc............................................................................  $   478,750
   8,000   Sysco Corp..............................................................................      358,000
                                                                                                     -----------
                                                                                                       2,335,213
                                                                                                     -----------
           CONSUMER PRODUCTS (7.1%)
  10,000   Albertson's, Inc........................................................................      476,875
   4,600   CVS Corp................................................................................      301,587
   5,000   Dominick's Supermarkets, Inc.*..........................................................      198,125
  15,000   Fred Meyer, Inc.*.......................................................................      553,125
  15,000   Kroger Co.*.............................................................................      586,875
   8,000   Rite Aid Corp...........................................................................      499,500
   8,000   Safeway, Inc.*..........................................................................      531,500
  15,600   Walgreen Co.............................................................................      516,750
                                                                                                     -----------
                                                                                                       3,664,337
                                                                                                     -----------
           DRUGS (7.6%)
  10,000   ALZA Corp. (Class A)*...................................................................      356,250
   5,000   Bristol-Myers Squibb Co.................................................................      498,437
   2,000   Cardinal Health, Inc....................................................................      154,875
   3,000   Dura Pharmaceuticals, Inc.*.............................................................      119,063
   8,000   Lilly (Eli) & Co........................................................................      540,000
   5,000   Medicis Pharmaceutical Corp. (Class A)*.................................................      232,500
     160   Novartis AG (Switzerland)...............................................................      274,255
   6,300   Pfizer, Inc.............................................................................      516,206
   8,000   Schering-Plough Corp....................................................................      579,000
   4,200   Warner-Lambert Co.......................................................................      632,100
                                                                                                     -----------
                                                                                                       3,902,686
                                                                                                     -----------
           ENERGY (1.2%)
   4,200   Halliburton Co..........................................................................      188,738
   5,800   Schlumberger, Ltd.......................................................................      427,388
                                                                                                     -----------
                                                                                                         616,126
                                                                                                     -----------
           FINANCIAL - MISCELLANEOUS (5.3%)
   2,000   American Express Co.....................................................................      167,375
   3,000   Associates First Capital Corp. (Class A)................................................      204,000
   2,200   Donaldson, Lufkin & Jenrette, Inc.......................................................      154,688
   6,350   Edwards (A.G.), Inc.....................................................................      240,506
   9,000   Fannie Mae..............................................................................      555,750
  12,000   Freddie Mac.............................................................................      534,000
   7,000   Hambrecht & Quist Group*................................................................      221,813
     500   Legg Mason, Inc.........................................................................       24,719
   4,000   Lehman Brothers Holdings, Inc...........................................................      217,250
   6,500   Paine Webber Group, Inc.................................................................      206,781
   4,000   Providian Financial Corp................................................................      195,500
                                                                                                     -----------
                                                                                                       2,722,382
                                                                                                     -----------


NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------

           HEALTHCARE PRODUCTS & SERVICES (4.0%)
  12,000   HBO & Co................................................................................  $   627,750
  24,000   Health Management Associates, Inc. (Class A)*...........................................      574,500
  14,000   Healthsouth Corp.*......................................................................      314,125
  10,000   Renal Treatment Centers, Inc.*..........................................................      320,625
   9,000   Total Renal Care Holdings, Inc.*........................................................      218,813
                                                                                                     -----------
                                                                                                       2,055,813
                                                                                                     -----------
           INSURANCE (2.6%)
   6,000   Allstate Corp...........................................................................      531,000
   3,000   Equitable Companies, Inc................................................................      138,000
   2,100   Marsh & McLennan Companies, Inc.........................................................      155,138
   5,100   SunAmerica, Inc.........................................................................      204,956
   1,500   Torchmark Corp..........................................................................       62,344
   5,500   Travelers Group, Inc....................................................................      272,250
                                                                                                     -----------
                                                                                                       1,363,688
                                                                                                     -----------
           INTERNET (3.5%)
   8,000   America Online, Inc.*...................................................................      765,500
   6,000   Checkfree Holdings Corp.*...............................................................      147,000
  14,000   Excite, Inc.*...........................................................................      596,750
   5,000   Yahoo! Inc.*............................................................................      316,875
                                                                                                     -----------
                                                                                                       1,826,125
                                                                                                     -----------
           MEDIA GROUP (8.4%)
  22,000   CBS Corp................................................................................      658,625
  14,000   Chancellor Media Corp.*.................................................................      481,250
   7,000   Clear Channel Communications, Inc.*.....................................................      539,000
   5,000   Gannett Co., Inc........................................................................      302,500
   8,000   Jacor Communications, Inc.*.............................................................      400,000
   7,000   News Corp., Ltd. (ADR) (Australia)......................................................      174,125
  19,800   Outdoor Systems, Inc.*..................................................................      475,200
   7,300   Tribune Co..............................................................................      443,475
   8,000   Univision Communications, Inc. (Class A)*...............................................      305,000
   5,000   Viacom, Inc. (Class B)*.................................................................      208,750
   3,500   Walt Disney Co..........................................................................      372,969
                                                                                                     -----------
                                                                                                       4,360,894
                                                                                                     -----------
           MEDICAL SUPPLIES (2.8%)
   5,000   Becton, Dickinson & Co..................................................................      315,625
   8,500   Guidant Corp............................................................................      546,125
   7,300   Medtronic, Inc..........................................................................      372,756
   3,700   Sofamor Danek Group, Inc.*..............................................................      231,713
                                                                                                     -----------
                                                                                                       1,466,219
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - AMERICAN VALUE
PORTFOLIO OF INVESTMENTS JANUARY 31, 1998 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           MULTI-LINE INSURANCE (0.3%)
   2,000   Lincoln National Corp...................................................................  $   151,375
                                                                                                     -----------
           RESTAURANTS (0.7%)
  10,000   Cracker Barrel Old Country Store, Inc...................................................      346,250
                                                                                                     -----------
           RETAIL (8.1%)
   6,000   Barnes & Noble, Inc.*...................................................................      190,875
  20,000   Costco Companies, Inc.*.................................................................      867,500
     950   Dollar General Corp.....................................................................       34,556
  16,000   Family Dollar Stores, Inc...............................................................      510,000
   8,000   Gap, Inc................................................................................      312,500
   6,000   General Nutrition Companies, Inc.*......................................................      216,375
   9,500   Home Depot, Inc.........................................................................      572,969
   7,200   Lowe's Companies, Inc...................................................................      364,050
  12,000   Mattel, Inc.............................................................................      486,000
  10,000   Proffitt's, Inc.*.......................................................................      293,750
   8,200   Wal-Mart Stores, Inc....................................................................      326,975
                                                                                                     -----------
                                                                                                       4,175,550
                                                                                                     -----------
           SEMICONDUCTORS (1.1%)
   3,000   Linear Technology Corp..................................................................      198,000
   3,000   Maxim Integrated Products, Inc.*........................................................      103,875
   8,000   Micron Technology, Inc.*................................................................      277,000
                                                                                                     -----------
                                                                                                         578,875
                                                                                                     -----------
           TELECOMMUNICATIONS (2.0%)
   6,000   Ameritech Corp..........................................................................      257,625
   4,000   Intermedia Communications Inc.*.........................................................      246,000
   9,000   LCI International, Inc.*................................................................      258,188
   5,000   Teleport Communications Group Inc. (Class A)*...........................................      279,063
                                                                                                     -----------
                                                                                                       1,040,876
                                                                                                     -----------
           UTILITIES (3.5%)
  13,000   Consolidated Edison Co. of New York, Inc................................................      537,063
  30,000   DPL, Inc................................................................................      549,375
   5,000   GTE Corp................................................................................      272,813
   4,000   New York State Electric & Gas Corp......................................................      141,000
   5,000   SCANA Corp..............................................................................      140,938
   3,000   U.S. West Communications Group..........................................................      144,377
                                                                                                     -----------
                                                                                                       1,785,566
                                                                                                     -----------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $42,086,011)...........................................................  $48,321,940
                                                                                                     -----------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
           U.S. GOVERNMENT OBLIGATION (4.0%)
$  1,900   U.S. Treasury Bond 6.375% due 08/15/27 (IDENTIFIED COST $1,918,109).....................  $ 2,040,220
                                                                                                     -----------

           SHORT-TERM INVESTMENT (a) (3.1%)
           U.S. GOVERNMENT AGENCY
   1,600   Federal Home Loan Mortgage Corp. 5.57% due 02/02/98
             (IDENTIFIED COST $1,599,752)..........................................................    1,599,752
                                                                                                     -----------




TOTAL INVESTMENTS
(IDENTIFIED COST $45,603,872) (b)..........................................................  100.6%    51,961,912

LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS.............................................   (0.6)      (306,378)
                                                                                             ------  ------------

NET ASSETS.................................................................................  100.0%  $ 51,655,534
                                                                                             ------  ------------
                                                                                             ------  ------------


---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $6,838,484 and the aggregate gross unrealized depreciation is $480,444, resulting in net unrealized appreciation of $6,358,040.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - CAPITAL GROWTH
PORTFOLIO OF INVESTMENTS JANUARY 31, 1998 (UNAUDITED)


NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (102.3%)
           APPAREL & FOOTWEAR (0.9%)
     600   Nautica Enterprises, Inc.*...............................................................  $   16,800
     250   Tommy Hilfiger Corp.*....................................................................      10,891
                                                                                                      ----------
                                                                                                          27,691
                                                                                                      ----------
           BANKING (1.1%)
     600   State Street Corp........................................................................      33,600
                                                                                                      ----------
           BUILDING MATERIALS (2.6%)
   1,300   Southdown, Inc...........................................................................      81,981
                                                                                                      ----------
           CAPITAL GOODS (2.1%)
   1,500   Tyco International Ltd...................................................................      66,562
                                                                                                      ----------
           COMPUTER SOFTWARE (7.7%)
     600   Cadence Design Systems, Inc.*............................................................      16,800
     900   Computer Associates International, Inc...................................................      47,869
   1,000   Microsoft Corp.*.........................................................................     149,187
     800   Security Dynamics Technologies, Inc.*....................................................      28,200
                                                                                                      ----------
                                                                                                         242,056
                                                                                                      ----------
           COMPUTERS - SYSTEMS (3.3%)
   1,550   EMC Corp.*...............................................................................      50,472
   1,100   Sun Microsystems, Inc.*..................................................................      52,731
                                                                                                      ----------
                                                                                                         103,203
                                                                                                      ----------
           CONSUMER SERVICES (2.5%)
   3,000   AccuStaff, Inc.*.........................................................................      77,250
                                                                                                      ----------
           DRUGS (12.6%)
   1,500   Elan Corp. PLC (ADR) (Ireland)*..........................................................      77,906
   1,800   Medicis Pharmaceutical Corp. (Class A)*..................................................      83,700
   1,100   Pfizer, Inc..............................................................................      90,131
     600   Warner-Lambert Co........................................................................      90,300
   1,500   Watson Pharmaceuticals, Inc.*............................................................      55,125
                                                                                                      ----------
                                                                                                         397,162
                                                                                                      ----------
           ENVIRONMENTAL CONTROL (2.1%)
   4,000   Newpark Resources, Inc.*.................................................................      65,000
                                                                                                      ----------
           FINANCIAL - MISCELLANEOUS (11.8%)
     200   Household International, Inc.............................................................      24,900
   2,900   MBNA Corp................................................................................      90,081
   2,000   Providian Financial Corp.................................................................      97,750
   2,000   SunAmerica, Inc..........................................................................      80,375
   1,600   Travelers Group, Inc.....................................................................      79,200
                                                                                                      ----------
                                                                                                         372,306
                                                                                                      ----------
           HEALTHCARE PRODUCTS & SERVICES (2.1%)
   1,100   Express Scripts, Inc. (Class A)*.........................................................      67,375
                                                                                                      ----------


NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------

           HOME BUILDING (0.8%)
     700   Oakwood Homes Corp.......................................................................  $   25,156
                                                                                                      ----------
           HOSPITAL MANAGEMENT (3.7%)
   2,800   Quorum Health Group, Inc.*...............................................................      70,000
   1,000   Universal Health Services, Inc. (Class B)*...............................................      46,625
                                                                                                      ----------
                                                                                                         116,625
                                                                                                      ----------
           HOUSEHOLD FURNISHINGS & APPLIANCES (2.3%)
   1,500   Ethan Allen Interiors, Inc...............................................................      71,812
                                                                                                      ----------
           INSURANCE (5.2%)
   1,800   Conseco, Inc.............................................................................      82,350
   1,200   MGIC Investment Corp.....................................................................      81,150
                                                                                                      ----------
                                                                                                         163,500
                                                                                                      ----------
           MACHINERY - DIVERSIFIED (2.3%)
   1,400   Deere & Co...............................................................................      73,850
                                                                                                      ----------
           MEDIA (2.4%)
   1,000   Clear Channel Communications, Inc.*......................................................      77,000
                                                                                                      ----------
           OIL DRILLING & SERVICES (1.3%)
   1,300   R & B Falcon Corp.*......................................................................      39,325
                                                                                                      ----------
           OIL EQUIPMENT & SERVICES (3.5%)
   5,250   Global Industries Ltd.*..................................................................      76,453
   1,700   Varco International, Inc.*...............................................................      34,850
                                                                                                      ----------
                                                                                                         111,303
                                                                                                      ----------
           RESTAURANTS (1.2%)
   1,000   Starbucks Corp.*.........................................................................      36,562
                                                                                                      ----------
           RETAIL - DEPARTMENT STORES (4.0%)
   2,700   Proffitt's, Inc.*........................................................................      79,313
   1,200   Stage Stores, Inc.*......................................................................      46,500
                                                                                                      ----------
                                                                                                         125,813
                                                                                                      ----------
           RETAIL - DRUG STORES (2.0%)
     750   Rite Aid Corp............................................................................      46,828
     500   Walgreen Co..............................................................................      16,563
                                                                                                      ----------
                                                                                                          63,391
                                                                                                      ----------
           RETAIL - FOOD CHAINS (4.8%)
   2,000   Kroger Co.*..............................................................................      78,250
   1,100   Safeway, Inc.*...........................................................................      73,081
                                                                                                      ----------
                                                                                                         151,331
                                                                                                      ----------
           RETAIL - GENERAL MERCHANDISE (2.7%)
   1,100   Consolidated Stores Corp.*...............................................................      45,238
   1,100   Dollar General Corp......................................................................      40,013
                                                                                                      ----------
                                                                                                          85,251
                                                                                                      ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - CAPITAL GROWTH
PORTFOLIO OF INVESTMENTS JANUARY 31, 1998 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           RETAIL - SPECIALTY (3.9%)
   1,200   CompUSA, Inc.*...........................................................................  $   37,125
   2,400   General Nutrition Companies, Inc.*.......................................................      86,550
                                                                                                      ----------
                                                                                                         123,675
                                                                                                      ----------
           RETAIL STORES (2.3%)
   2,600   Staples, Inc.*...........................................................................      70,850
                                                                                                      ----------
           TELECOMMUNICATIONS - LONG DISTANCE (2.7%)
   3,000   LCI International, Inc.*.................................................................      86,063
                                                                                                      ----------
           TELECOMMUNICATIONS - WIRELESS (2.4%)
   1,700   Airtouch Communications, Inc.*...........................................................      74,588
                                                                                                      ----------
           TELECOMMUNICATIONS EQUIPMENT (3.4%)
   2,100   Tellabs, Inc.*...........................................................................     107,363
                                                                                                      ----------
           UTILITIES - ELECTRIC (2.6%)
   1,900   AES Corp.*...............................................................................      81,344
                                                                                                      ----------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $2,757,715).............................................................   3,218,988
                                                                                                      ----------



PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
           SHORT-TERM INVESTMENT (a) (1.9%)
           U.S. GOVERNMENT AGENCY
$     60   Federal Home Loan Mortgage Corp. 5.57% due 02/02/98 (AMORTIZED COST $59,990).............  $   59,990
                                                                                                      ----------




TOTAL INVESTMENTS
(IDENTIFIED COST $2,817,705) (b)............................................................  104.2%    3,278,978

LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS..............................................   (4.2)     (133,479)
                                                                                              ------  -----------

NET ASSETS..................................................................................  100.0%  $ 3,145,499
                                                                                              ------  -----------
                                                                                              ------  -----------

---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $505,750 and the aggregate gross unrealized depreciation is $44,477, resulting in net unrealized appreciation of $461,273.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - DIVIDEND GROWTH
PORTFOLIO OF INVESTMENTS JANUARY 31, 1998 (UNAUDITED)

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (102.1%)
           AEROSPACE (2.7%)
  55,000   Raytheon Co. (Class B).................................................................  $  2,866,875
                                                                                                    ------------
           ALUMINUM (2.8%)
  39,000   Aluminum Co. of America................................................................     2,978,625
                                                                                                    ------------
           AUTOMOTIVE (5.5%)
  82,000   Chrysler Corp..........................................................................     2,854,625
  58,000   Ford Motor Co..........................................................................     2,958,000
                                                                                                    ------------
                                                                                                       5,812,625
                                                                                                    ------------
           BANKS (2.5%)
  45,500   NationsBank Corp.......................................................................     2,730,000
                                                                                                    ------------
           BANKS - MONEY CENTER (2.7%)
  41,000   BankAmerica Corp.......................................................................     2,913,562
                                                                                                    ------------
           BEVERAGES - SOFT DRINKS (2.7%)
  80,500   PepsiCo Inc............................................................................     2,903,031
                                                                                                    ------------
           CHEMICALS (5.4%)
  50,500   Du Pont (E.I.) de Nemours & Co., Inc...................................................     2,859,562
  48,500   Eastman Chemical Co....................................................................     2,888,781
                                                                                                    ------------
                                                                                                       5,748,343
                                                                                                    ------------
           COMPUTERS - SYSTEMS (2.6%)
  28,300   International Business Machines Corp...................................................     2,792,856
                                                                                                    ------------
           CONGLOMERATES (5.4%)
  34,000   Minnesota Mining & Manufacturing Co....................................................     2,839,000
  72,000   Tenneco, Inc...........................................................................     2,920,500
                                                                                                    ------------
                                                                                                       5,759,500
                                                                                                    ------------
           DRUGS (2.7%)
  28,500   Bristol-Myers Squibb Co................................................................     2,841,094
                                                                                                    ------------
           DRUGS & HEALTHCARE (2.7%)
  41,000   Abbott Laboratories....................................................................     2,903,312
                                                                                                    ------------
           ELECTRIC - MAJOR (2.8%)
  38,000   General Electric Co....................................................................     2,945,000
                                                                                                    ------------
           ENERGY (2.7%)
  46,000   Kerr-McGee Corp........................................................................     2,880,750
                                                                                                    ------------
           FOODS (5.2%)
  53,200   Quaker Oats Company (The)..............................................................     2,859,500
  46,500   Unilever NV (ADR) (Netherlands)........................................................     2,653,406
                                                                                                    ------------
                                                                                                       5,512,906
                                                                                                    ------------


NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------

           MACHINERY - AGRICULTURAL (2.6%)
  53,000   Deere & Co.............................................................................  $  2,795,750
                                                                                                    ------------
           MANUFACTURING - DIVERSIFIED (2.8%)
  42,000   Honeywell, Inc.........................................................................     2,942,625
                                                                                                    ------------
           METALS - MISCELLANEOUS (2.7%)
  44,500   Phelps Dodge Corp......................................................................     2,931,438
                                                                                                    ------------
           NATURAL GAS (2.7%)
  69,000   Enron Corp.............................................................................     2,859,188
                                                                                                    ------------
           OFFICE EQUIPMENT (2.7%)
  64,000   Pitney Bowes, Inc......................................................................     2,936,000
                                                                                                    ------------
           OIL - DOMESTIC (5.4%)
  34,500   Amoco Corp.............................................................................     2,807,438
  55,000   Ashland, Inc...........................................................................     2,901,250
                                                                                                    ------------
                                                                                                       5,708,688
                                                                                                    ------------
           OIL - INTEGRATED - INTERNATIONAL (2.6%)
  46,200   Exxon Corp.............................................................................     2,740,238
                                                                                                    ------------
           PAPER & FOREST PRODUCTS (2.7%)
  57,300   Weyerhaeuser Co........................................................................     2,854,256
                                                                                                    ------------
           PHOTOGRAPHY (2.7%)
  44,000   Eastman Kodak Co.......................................................................     2,871,000
                                                                                                    ------------
           RAILROADS (2.7%)
  54,000   CSX Corp...............................................................................     2,862,000
                                                                                                    ------------
           RETAIL - DEPARTMENT STORES (2.7%)
  54,000   May Department Stores Co...............................................................     2,838,375
                                                                                                    ------------
           RETAIL - FOOD CHAINS (2.7%)
 131,000   American Stores Co.....................................................................     2,849,250
                                                                                                    ------------
           STEEL (2.6%)
  87,000   Timken Co..............................................................................     2,805,750
                                                                                                    ------------
           TELECOMMUNICATIONS (5.4%)
  31,400   Bell Atlantic Corp.....................................................................     2,906,463
  48,500   Sprint Corp............................................................................     2,879,687
                                                                                                    ------------
                                                                                                       5,786,150
                                                                                                    ------------
           TOBACCO (2.7%)
  68,500   Philip Morris Companies, Inc...........................................................     2,842,750
                                                                                                    ------------
           UTILITIES - ELECTRIC (8.0%)
 109,400   Houston Industries, Inc................................................................     2,858,075
  66,700   New England Electric System............................................................     2,801,400

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - DIVIDEND GROWTH
PORTFOLIO OF INVESTMENTS JANUARY 31, 1998 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
90,500     Unicom Corp............................................................................  $  2,805,500
                                                                                                    ------------
                                                                                                       8,464,975
                                                                                                    ------------




TOTAL INVESTMENTS
(IDENTIFIED COST $87,103,223) (a).........................................................  102.1%    108,676,912

LIABILITIES IN EXCESS OF OTHER ASSETS.....................................................   (2.1)     (2,235,582)
                                                                                            ------  -------------

NET ASSETS................................................................................  100.0%  $ 106,441,330
                                                                                            ------  -------------
                                                                                            ------  -------------

---------------------

ADR  American Depository Receipt.
(a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $22,005,652 and the aggregate gross unrealized depreciation is $431,963, resulting in net unrealized appreciation of $21,573,689.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - UTILITIES
PORTFOLIO OF INVESTMENTS JANUARY 31, 1998 (UNAUDITED)


NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (97.4%)
           NATURAL GAS (17.3%)
   4,000   Enron Corp...............................................................................  $  165,750
   4,000   KeySpan Energy Corp......................................................................     136,250
   5,000   MCN Corp.................................................................................     185,000
   2,000   Mobil Corp...............................................................................     136,250
   3,000   Pacific Enterprises......................................................................     108,187
   5,000   Swift Energy Co.*........................................................................      90,000
   6,000   Williams Companies, Inc..................................................................     171,000
                                                                                                      ----------
                                                                                                         992,437
                                                                                                      ----------
           TELECOMMUNICATIONS (25.1%)
   4,000   BCE, Inc. (Canada).......................................................................     125,000
   2,500   BellSouth Corp...........................................................................     151,406
   5,000   Cincinnati Bell, Inc.....................................................................     179,375
   3,000   COLT Telecom Group plc (ADR) (United Kingdom)*...........................................     181,125
   4,000   GTE Corp.................................................................................     218,250
   4,000   LCI International, Inc.*.................................................................     114,750
   3,000   Sprint Corp..............................................................................     178,125
   2,000   Teleport Communications Group Inc. (Class A)*............................................     111,625
   5,000   WorldCom, Inc.*..........................................................................     179,062
                                                                                                      ----------
                                                                                                       1,438,718
                                                                                                      ----------
           UTILITIES - ELECTRIC (52.6%)
   3,000   AES Corp.*...............................................................................     128,437
   3,000   American Electric Power Co...............................................................     147,937
   3,000   CILCORP, Inc.............................................................................     134,250
   4,000   CINergy Corp.............................................................................     138,000
   4,000   CMS Energy Corp..........................................................................     170,250
   8,250   DPL, Inc.................................................................................     151,078
   4,000   DQE, Inc.................................................................................     130,750
   3,000   Duke Power Co............................................................................     162,563
   4,500   Edison International.....................................................................     120,938
   5,000   Florida Progress Corp....................................................................     191,563
   4,000   GPU, Inc.................................................................................     157,250
   4,000   MDU Resources Group, Inc.................................................................     119,500
   4,500   New Century Energies, Inc................................................................     205,031
   3,000   NIPSCO Industries, Inc...................................................................     153,188
   4,500   PacifiCorp...............................................................................     104,344
   4,000   Pinnacle West Capital Corp...............................................................     160,000
   5,000   Sierra Pacific Resources.................................................................     176,875
   6,000   Teco Energy, Inc.........................................................................     155,625


NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------

   4,000   Utilicorp United, Inc....................................................................  $  141,500
   4,000   Western Resources, Inc...................................................................     163,000
                                                                                                      ----------
                                                                                                       3,012,079
                                                                                                      ----------
           WATER (2.4%)
   5,000   American Water Works Company, Inc........................................................     135,000
                                                                                                      ----------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $4,211,298).............................................................   5,578,234
                                                                                                      ----------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------
           SHORT-TERM INVESTMENT (3.6%)
           REPURCHASE AGREEMENT
$    203   The Bank of New York 5.375% due 02/02/98 (dated 01/30/98; proceeds $202,961) (a)
             (IDENTIFIED COST $202,870).............................................................     202,870
                                                                                                      ----------




TOTAL INVESTMENTS
(IDENTIFIED COST $4,414,168) (b)............................................................  101.0%    5,781,104

LIABILITIES IN EXCESS OF OTHER ASSETS.......................................................   (1.0)      (55,368)
                                                                                              ------  -----------

NET ASSETS..................................................................................  100.0%  $ 5,725,736
                                                                                              ------  -----------
                                                                                              ------  -----------


---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
(a) Collateralized by $201,162 U.S. Treasury Note 6.75% due 05/31/99 valued at $206,927.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $1,407,342 and the aggregate gross unrealized depreciation is $40,406, resulting in net unrealized appreciation of $1,366,936.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES
NOTES TO FINANCIAL STATEMENTS JANUARY 31, 1998 (UNAUDITED)


1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter Retirement Series (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company, consisting of eleven separate Series ("Series"). All of the Series, with the exception of Strategist, are diversified.

The Fund was organized on May 14, 1992 as a Massachusetts business trust and each of the Series commenced operations as follows:



                                            COMMENCEMENT                                                   COMMENCEMENT
                                            OF OPERATIONS                                                  OF OPERATIONS
                                          -----------------                                              -----------------

Liquid Asset............................  December 30, 1992    Dividend Growth.........................    January 7, 1993
U.S. Government Money Market............   January 20, 1993    Utilities...............................    January 8, 1993
U.S. Government Securities..............    January 8, 1993    Value-Added Market......................   February 1, 1993
Intermediate Income Securities..........   January 12, 1993    Global Equity...........................    January 8, 1993
American Value..........................   February 1, 1993    Strategist..............................    January 7, 1993
Capital Growth..........................   February 2, 1993


The investment objectives of each Series are as follows:



        SERIES                               INVESTMENT OBJECTIVE

Liquid Asset             Seeks high current income, preservation of capital and
                         liquidity by investing in short-term money market
                         instruments.
U.S. Government Money    Seeks high current income, preservation of capital and
Market                   liquidity by investing primarily in money market instruments which are issued and/or guaranteed by the U.S. Government, its agencies or instrumentalities.
U.S. Government          Seeks high current income consistent with safety of principal
Securities               by investing in a diversified portfolio of obligations issued and/or guaranteed by the U.S. Government or its
                         instrumentalities.
Intermediate Income      Seeks high current income consistent with safety of principal
Securities               by investing primarily in intermediate term, investment grade fixed-income securities.
American Value           Seeks long-term growth consistent with an effort to reduce volatility by investing principally in common stock of
                         companies in industries which, at the time of investment, are believed to be undervalued in the marketplace.
Capital Growth           Seeks long-term capital growth by investing primarily in
                         common stocks.
Dividend Growth          Seeks to provide reasonable current income and long-term
                         growth of income and capital by investing primarily in common stock of companies with a record of paying dividends and the potential for increasing dividends.
Utilities                Seeks to provide current income and long-term growth of
                         income and capital by investing in equity and fixed-income securities of companies in the public utilities industry.

DEAN WITTER RETIREMENT SERIES
NOTES TO FINANCIAL STATEMENTS JANUARY 31, 1998 (UNAUDITED) CONTINUED

        SERIES                               INVESTMENT OBJECTIVE
Value-Added Market       Seeks to achieve a high level of total return on its assets through a combination of capital appreciation and current
                         income. It seeks to achieve this objective by investing, on an equally weighted basis, in a diversified portfolio of
                         common stocks of the companies which are represented in the
                         Standard & Poor's 500 Composite Stock Price Index.
Global Equity            Seeks to provide a high level of total return on its assets, primarily through long-term capital growth and, to a lesser extent, from income. It seeks to achieve this objective
                         through investments in all types of common stocks and
                         equivalents, preferred stocks and bonds and other debt
                         obligations of domestic and foreign companies, governments and international organizations.
Strategist               Seeks a high total investment return through a fully managed investment policy utilizing equity, investment grade fixed income and money market securities.


The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS --  Liquid Asset and U.S. Government Money Market:
Securities are valued at amortized cost which approximates market value. All remaining Series: (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by Dean Witter InterCapital Inc. (the "Investment Manager") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of securities for which market quotations are not readily available may also be based upon current market prices of securities which are comparable in coupon, rating and maturity, or an appropriate matrix utilizing similar factors); (4) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer

DEAN WITTER RETIREMENT SERIES
NOTES TO FINANCIAL STATEMENTS JANUARY 31, 1998 (UNAUDITED) CONTINUED

market price quotations, if available, in determining what it believes is the fair valuation of the securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is accrued daily. Liquid Asset and U.S. Government Money Market amortize premiums and accrete discounts on securities owned; gains and losses realized upon the sale of such securities are based on their amortized cost. Discounts for all other Series are accreted over the life of the respective securities.

C. FOREIGN CURRENCY TRANSLATION -- The books and records of each Series investing in foreign currency denominated transactions are translated into U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and
(2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Series do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

D. FORWARD FOREIGN CURRENCY CONTRACTS -- Some of the Series may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized foreign currency gain or loss. The Series record realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

DEAN WITTER RETIREMENT SERIES
NOTES TO FINANCIAL STATEMENTS JANUARY 31, 1998 (UNAUDITED) CONTINUED

E. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply individually for each Series with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

G. EXPENSES -- Direct expenses are charged to the respective Series and general Fund expenses are allocated on the basis of relative net assets or equally among the Series.

H. ORGANIZATIONAL EXPENSES -- The Investment Manager paid the organizational expenses of the Fund in the amount of $150,000 ($13,636 allocated to each of the Series) and will be reimbursed, exclusive of amounts waived. Such expenses were deferred and fully amortized by the Fund as of January 31, 1998.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement (the "Agreement"), the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to each Series' net assets determined at the close of each business day: Liquid Asset, U.S. Government Money Market and Value-Added Market - 0.50%; U.S. Government Securities and Intermediate Income Securities - 0.65%; Dividend Growth and Utilities - 0.75%; American Value, Capital Growth and Strategist - 0.85%; and Global Equity - 1.0%.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of

DEAN WITTER RETIREMENT SERIES
NOTES TO FINANCIAL STATEMENTS JANUARY 31, 1998 (UNAUDITED) CONTINUED

all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

For the period August 1, 1997 through January 31, 1998, the Investment Manager has continued to waive its management fee and reimburse expenses to the extent they exceeded 1.00% of daily net assets of each Series. The waiver and reimbursement of expenses will continue until June 30, 1998. At January 31, 1998, included in the Statement of Assets and Liabilities are receivables from an affiliate which represent expense reimbursements due to the Fund.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

Purchases and sales/maturities/prepayments of portfolio securities, excluding short-term investments (except for Liquid Asset and U.S. Government Money Market), for the six months ended January 31, 1998 were as follows:



                                               U.S. GOVERNMENT SECURITIES           OTHER
                                               --------------------------  ------------------------
                                                             SALES/MATURITIES/            SALES/
                                                PURCHASES    PREPAYMENTS    PURCHASES   MATURITIES
                                               ------------  ------------  -----------  -----------
Liquid Asset.................................  $465,238,660  $458,417,760  $40,745,922  $53,567,782
U.S. Government Money Market.................   135,205,272  137,983,856       --           --
U.S. Government Securities...................     2,685,761    4,370,987       --           --
Intermediate Income Securities...............       102,766      401,500       412,593      247,738
American Value...............................     5,697,516    2,979,522    63,095,393   71,417,357
Capital Growth...............................       --           --          3,007,969    3,284,177
Dividend Growth..............................       --           --         13,779,275   20,449,245
Utilities....................................       --           --          1,133,934    1,575,346
Value-Added Market...........................       --            14,947     1,464,974    3,171,601
Global Equity................................         8,407      --          6,994,819    8,140,516
Strategist...................................       632,891      889,618    12,838,780   12,657,535


Included in the aforementioned sales/maturities of portfolio securities of Value-Added Market are common stock sales of Morgan Stanley, Dean Witter, Discover & Co., an affiliate of the Investment Manager, of $14,436, including realized gains of $8,276.

Included at January 31, 1998 in the payable for investments purchased and receivable for investments sold were unsettled trades with Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager, as follows:



                                                    AMERICAN   DIVIDEND
                                                     VALUE      GROWTH
                                                    --------  ----------

Payable for investments purchased.................     --     $   99,113
                                                    --------  ----------
                                                    --------  ----------
Receivable for investments sold...................  $394,607  $1,094,766
                                                    --------  ----------
                                                    --------  ----------

DEAN WITTER RETIREMENT SERIES
NOTES TO FINANCIAL STATEMENTS JANUARY 31, 1998 (UNAUDITED) CONTINUED

For the six months ended January 31, 1998, the following Series incurred brokerage commissions with DWR for portfolio transactions executed on behalf of such Series, as follows:



  AMERICAN    CAPITAL   DIVIDEND               GLOBAL
    VALUE     GROWTH     GROWTH    UTILITIES   EQUITY    STRATEGIST
  ---------  ---------  ---------  ---------  ---------  -----------

  $ 18,575   $1,326     $25,890    $ 3,453    $  5,113   $   18,419
  ---------  ---------  ---------  ---------  ---------  -----------
  ---------  ---------  ---------  ---------  ---------  -----------


Included at January 31, 1998 in the payable for investments purchased and receivable for investments sold were unsettled trades with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager, as follows:



                                                    AMERICAN  CAPITAL
                                                     VALUE     GROWTH
                                                    --------  --------

Payable for investments purchased.................  $447,382  $ 16,640
                                                    --------  --------
                                                    --------  --------
Receivable for investments sold...................  $332,289  $ 25,517
                                                    --------  --------
                                                    --------  --------


For the six months ended January 31, 1998, the following Series incurred brokerage commissions with Morgan Stanley & Co., Inc. for portfolio transactions executed on behalf of such Series, as follows:



     AMERICAN VALUE        CAPITAL GROWTH       DIVIDEND GROWTH
  --------------------      -----------       --------------------

               $7,255         $404                  $645
               ------         ----                  ----
               ------         ----                  ----


Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Fund's transfer agent. At January 31, 1998 the following Series had approximate transfer agent fees and expenses payable as follows:



                                               INTERMEDIATE
   LIQUID    U.S. GOVERNMENT  U.S. GOVERNMENT     INCOME      AMERICAN
    ASSET     MONEY MARKET      SECURITIES      SECURITIES      VALUE
  ---------  ---------------  ---------------  ------------  -----------

   $5,700         $600            $1,040          $2,000       $2,000
   ------         ----            ------          ------       ------
   ------         ----            ------          ------       ------




   CAPITAL      DIVIDEND                          GLOBAL
   GROWTH        GROWTH          UTILITIES        EQUITY     STRATEGIST
  ---------  ---------------  ---------------  ------------  -----------

  $    100   $      1,500     $        730     $      650    $    2,000
  ---------        ------           ------         ------    -----------
  ---------        ------           ------         ------    -----------


4. FEDERAL INCOME TAX STATUS

At July 31, 1997, Intermediate Income Securities had a net capital loss carryover of approximately $30,200 for which $5,700 will be available through July 31, 2004 and $24,500 will be available through July 31, 2005 to offset future capital gains to the extent provided by regulations.

DEAN WITTER RETIREMENT SERIES
NOTES TO FINANCIAL STATEMENTS JANUARY 31, 1998 (UNAUDITED) CONTINUED

Net capital and currency losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Series' next taxable year. The following Series incurred and will elect to defer post-October losses during fiscal 1997:



    U.S. GOVERNMENT         INTERMEDIATE
       SECURITIES        INCOME SECURITIES       GLOBAL EQUITY
  --------------------  --------------------  --------------------

          $500                $57,800               $900
          ----                -------               ----
          ----                -------               ----


At July 31, 1997, the primary reason(s) for temporary book/tax differences were as follows:



                                                            TEMPORARY DIFFERENCES
                                                    --------------------------------------
                                                     POST-OCTOBER   CAPITAL LOSS DEFERRALS
                                                        LOSSES         FROM WASH SALES
                                                    --------------  ----------------------

U.S. Government Securities........................        -
Intermediate Income Securities....................        -                   -
American Value....................................                            -
Capital Growth....................................                            -
Dividend Growth...................................                            -
Value-Added Market................................                            -
Global Equity.....................................        -                   -
Strategist........................................                            -


Additionally, Global Equity had temporary differences attributable to income from the mark-to-market of passive foreign investment companies.

5. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

Some of the Portfolios may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Portfolios bear the risk of an unfavorable change in foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At January 31, 1998, Global Equity had outstanding forward contracts to facilitate settlement of foreign currency denominated portfolio transactions.

DEAN WITTER RETIREMENT SERIES
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:



                               NET ASSET     NET
                                 VALUE    INVESTMENT   NET REALIZED   TOTAL FROM    DIVIDENDS     DISTRIBUTIONS  TOTAL DIVIDENDS
                               BEGINNING    INCOME    AND UNREALIZED  INVESTMENT        TO             TO              AND
      YEAR ENDED JULY 31       OF PERIOD    (LOSS)     GAIN (LOSS)    OPERATIONS   SHAREHOLDERS   SHAREHOLDERS    DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------------------
LIQUID ASSET
1993(1)                        $    1.00    $ 0.02        --            $ 0.02        $(0.02)        --             $(0.02)
1994                                1.00      0.03        --              0.03         (0.03)        --              (0.03)
1995                                1.00      0.06        --              0.06         (0.06)        --              (0.06)
1996                                1.00      0.05        --              0.05         (0.05)        --              (0.05)
1997                                1.00      0.05        --              0.05         (0.05)        --              (0.05)
1998*                               1.00      0.02        --              0.02         (0.02)        --              (0.02)
U.S. GOVERNMENT MONEY MARKET
1993 (2)                            1.00     --   ++      --             --           --             --             --
1994                                1.00      0.03        --              0.03         (0.03)        --              (0.03)
1995                                1.00      0.06        --              0.06         (0.06)        --              (0.06)
1996                                1.00      0.05        --              0.05         (0.05)        --              (0.05)
1997                                1.00      0.04        --              0.04         (0.04)        --              (0.04)
1998*                               1.00      0.02        --              0.02         (0.02)        --              (0.02)
U.S. GOVERNMENT SECURITIES
1993(3)                            10.00      0.19        $ 0.07          0.26         (0.20)        --              (0.20)
1994                               10.06      0.44         (0.50)        (0.06)        (0.44)        --              (0.44)
1995                                9.56      0.56          0.15          0.71         (0.56)        --              (0.56)
1996                                9.71      0.55         (0.12)         0.43         (0.55)        --              (0.55)
1997                                9.59      0.56          0.34          0.90         (0.56)        $(0.02)         (0.58)
1998*                               9.91      0.29          0.15          0.44         (0.29)        --              (0.29)
INTERMEDIATE INCOME SECURITIES
1993(4)                            10.00      0.19         (0.02)         0.17         (0.19)        --              (0.19)
1994                                9.98      0.60         (0.57)         0.03         (0.60)        --              (0.60)
1995                                9.41      0.61          0.22          0.83         (0.61)        --              (0.61)
1996                                9.63      0.59         (0.21)         0.38         (0.59)         (0.01)         (0.60)
1997                                9.41      0.53          0.26          0.79         (0.53)        --              (0.53)
1998*                               9.67      0.26          0.11          0.37         (0.26)        --              (0.26)
AMERICAN VALUE
1993(5)                            10.00      0.06         (0.01)         0.05        --             --             --
1994                               10.05      0.03         (0.09)        (0.06)        (0.02)         (0.04)         (0.06)
1995                                9.93      0.14          3.15          3.29         (0.12)        --              (0.12)
1996                               13.10      0.09          1.17          1.26         (0.15)         (1.13)         (1.28)
1997                               13.08      0.02          5.12          5.14         (0.04)         (1.22)         (1.26)
1998*                              16.96      0.00          0.81          0.81         (0.02)         (3.48)         (3.50)



---------------------
    *      For the six months ended January 31, 1998 (unaudited).
   **      After application of the Fund's expense limitation.
    + Calculated based on the net asset value as of the last business day of the period.
   ++      Includes dividends from net investment income of $0.004 per share.
   (a)     Not annualized.
   (b)     Annualized.
           Commencement of operations:
   (1)     December 30, 1992.
   (2)     January 20, 1993.
   (3)     January 8, 1993.
   (4)     January 12, 1993.
   (5)     February 1, 1993.


                       SEE NOTES TO FINANCIAL STATEMENTS


                                                        RATIOS TO AVERAGE NET       RATIOS TO AVERAGE NET
                                                                ASSETS                     ASSETS
                                                        (BEFORE EXPENSES WERE       (AFTER EXPENSES WERE
                                                               ASSUMED)                   ASSUMED)
                                                       ------------------------    -----------------------
                                           NET ASSETS                  NET                        NET
                   NET ASSET    TOTAL        END OF                 INVESTMENT                 INVESTMENT    PORTFOLIO    AVERAGE
                   VALUE END  INVESTMENT     PERIOD                   INCOME                     INCOME      TURNOVER    COMMISSION
                   OF PERIOD   RETURN+      (000'S)    EXPENSES       (LOSS)       EXPENSES      (LOSS)        RATE      RATE PAID
                   ---------------------------------------------------------------------------------------------------------------
LIQUID ASSET
1993(1)             $  1.00      1.77%(a)   $ 1,081     1.30%(b)        0.53%(b)    0.14%(b)       3.02%(b)     N/A         N/A
1994                   1.00      3.48         1,524     2.50**          0.99        --             3.49         N/A         N/A
1995                   1.00      5.90        35,631     1.16            4.96        --             6.12         N/A         N/A
1996                   1.00      5.44        42,753     0.65            5.05        0.33           5.37         N/A         N/A
1997                   1.00      4.57        21,213     1.04            4.43        1.00           4.47         N/A         N/A
1998*                  1.00      2.35(a)     14,554     1.30(b)         4.31(b)     1.00(b)        4.61(b)      N/A         N/A
U.S. GOVERNMENT
MONEY MARKET
1993 (2)               1.00      0.42(a)        125     2.50**(b)      (0.95)(b)    2.13(b)        0.83(b)      N/A         N/A
1994                   1.00      3.52           555     2.50**          0.82        --             3.32         N/A         N/A
1995                   1.00      5.86        10,695     2.50**          3.62        --             6.12         N/A         N/A
1996                   1.00      5.23         6,628     0.82            4.75        0.37           5.21         N/A         N/A
1997                   1.00      4.51         4,041     1.20            4.17        1.00           4.37         N/A         N/A
1998*                  1.00      2.31(a)      1,342     2.60(b)         2.93(b)     1.00(b)        4.53(b)      N/A         N/A
U.S. GOVERNMENT
SECURITIES
1993(3)               10.06      2.60(a)      1,756     1.81(b)         0.33(b)     0.18(b)        3.66(b)     --           N/A
1994                   9.56     (0.69)        2,954     2.50**          1.96        --             4.46          29%        N/A
1995                   9.71      7.72         4,209     2.36            3.49        --             5.85          14         N/A
1996                   9.59      4.49         8,651     1.48            4.70        0.63           5.55          47         N/A
1997                   9.91      9.70        10,496     1.55            5.24        1.00           5.79          89         N/A
1998*                 10.06      4.53(a)      9,128     1.68(b)         5.16(b)     1.00(b)        5.84(b)       28(a)      N/A
INTERMEDIATE
INCOME SECURITIES
1993(4)                9.98      1.67(a)        182     2.50**(b)       1.00(b)     1.62(b)        3.50(b)     --           N/A
1994                   9.41      0.26           460     2.50**          3.64        --             6.14          40         N/A
1995                   9.63      9.22           994     2.50**          4.08        --             6.58          37         N/A
1996                   9.41      3.95         4,172     1.58            5.01        0.72           5.87         142         N/A
1997                   9.67      8.63         2,456     2.00            4.50        1.00           5.50         132         N/A
1998*                  9.78      3.92(a)      2,260     3.20(b)         3.27(b)     1.00(b)        5.47(b)       24(a)      N/A
AMERICAN VALUE
1993(5)               10.05      0.50(a)        308     2.50**(b)      (0.66)(b)    0.74(b)        1.10(b)      121(a)      --
1994                   9.93     (0.59)        6,841     2.50**         (0.81)       --             1.69         136         --
1995                  13.10     33.48        22,581     1.42            0.39        --             1.81         234         --
1996                  13.08      9.83        40,321     1.18            0.23        0.65           0.76         301       $0.0543
1997                  16.96     41.62        54,214     1.21           (0.11)       1.00           0.10         261        0.0552
1998*                 14.27      5.52(a)     51,656     1.26(b)        (0.30)(b)    1.00(b)       (0.04)(b)     134(a)     0.0580





                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES
FINANCIAL HIGHLIGHTS, CONTINUED

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:



                               NET ASSET     NET
                                 VALUE    INVESTMENT   NET REALIZED   TOTAL FROM    DIVIDENDS     DISTRIBUTIONS  TOTAL DIVIDENDS
                               BEGINNING    INCOME    AND UNREALIZED  INVESTMENT        TO             TO              AND
      YEAR ENDED JULY 31       OF PERIOD    (LOSS)     GAIN (LOSS)    OPERATIONS   SHAREHOLDERS   SHAREHOLDERS    DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------------------
CAPITAL GROWTH
1993(4)                        $   10.00    $(0.02)       $(1.10)       $(1.12)       --             --             --
1994                                8.88      0.13          0.45          0.58        $(0.04)        --             $(0.04)
1995                                9.42      0.10          1.77          1.87         (0.12)        --              (0.12)
1996                               11.17      0.07          1.55          1.62         (0.11)        $(0.07)         (0.18)
1997                               12.61     (0.03)         5.41          5.38         (0.01)         (0.32)         (0.33)
1998*                              17.66     (0.05)        (0.70)        (0.75)       --              (2.69)         (2.69)
DIVIDEND GROWTH
1993(1)                            10.00      0.13          0.58          0.71         (0.10)        --              (0.10)
1994                               10.61      0.28          0.37          0.65         (0.23)         (0.01)         (0.24)
1995                               11.02      0.34          2.13          2.47         (0.31)         (0.10)         (0.41)
1996                               13.08      0.32          1.76          2.08         (0.36)         (0.19)         (0.55)
1997                               14.61      0.33          5.60          5.93         (0.33)         (0.52)         (0.85)
1998*                              19.69      0.16         (0.05)         0.11         (0.19)         (2.07)         (2.26)
UTILITIES
1993(2)                            10.00      0.19          1.30          1.49         (0.14)        --              (0.14)
1994                               11.35      0.37         (0.95)        (0.58)        (0.34)         (0.01)         (0.35)
1995                               10.42      0.42          0.80          1.22         (0.37)         (0.02)         (0.39)
1996                               11.25      0.38          0.61          0.99         (0.45)        --              (0.45)
1997                               11.79      0.41          1.90          2.31         (0.32)        --              (0.32)
1998*                              13.78      0.19          1.73          1.92         (0.27)         (1.68)         (1.95)
VALUE-ADDED MARKET
1993(3)                            10.00      0.05          0.02          0.07         (0.04)        --              (0.04)
1994                               10.03      0.24          0.65          0.89         (0.11)        --              (0.11)
1995                               10.81      0.21          2.16          2.37         (0.26)         (0.12)         (0.38)
1996                               12.80      0.25          1.17          1.42         (0.22)         (0.07)         (0.29)
1997                               13.93      0.21          5.58          5.79         (0.25)         (0.63)         (0.88)
1998*                              18.84      0.08          0.18          0.26         (0.16)         (0.77)         (0.93)
GLOBAL EQUITY
1993(2)                            10.00      0.07         (0.03)         0.04        --             --             --
1994                               10.04      0.08          0.58          0.66         (0.05)        --              (0.05)
1995                               10.65      0.14          0.49          0.63         (0.11)        --              (0.11)
1996                               11.17      0.09          0.71          0.80         (0.18)        --              (0.18)
1997                               11.79      0.09          2.98          3.07         (0.06)         (0.32)         (0.38)
1998*                              14.48      0.05         (0.96)        (0.91)        (0.17)         (0.62)         (0.79)
STRATEGIST
1993(1)                            10.00      0.06         (0.23)        (0.17)       --             --             --
1994                                9.83      0.23         (0.20)         0.03         (0.13)        --              (0.13)
1995                                9.73      0.24          1.49          1.73         (0.18)        --              (0.18)
1996                               11.28      0.25          1.63          1.88         (0.34)         (0.22)         (0.56)
1997                               12.60      0.37          2.96          3.33         (0.28)         (0.48)         (0.76)
1998*                              15.17      0.18         (0.24)        (0.06)        (0.38)         (1.90)         (2.28)




---------------------
    *      For the six months ended January 31, 1998 (unaudited).
   **      After application of the Fund's expense limitation.
    + Calculated based on the net asset value as of the last business day of the period.
   (a)     Not annualized.
   (b)     Annualized.
           Commencement of operations:
   (1)     January 7, 1993.
   (2)     January 8, 1993.
   (3)     February 1, 1993.
   (4)     February 2, 1993.


                       SEE NOTES TO FINANCIAL STATEMENTS




                                                        RATIOS TO AVERAGE NET       RATIOS TO AVERAGE NET
                                                                ASSETS                     ASSETS
                                                        (BEFORE EXPENSES WERE       (AFTER EXPENSES WERE
                                                               ASSUMED)                   ASSUMED)
                                                       ------------------------    -----------------------
                                           NET ASSETS                  NET                        NET
                   NET ASSET    TOTAL        END OF                 INVESTMENT                 INVESTMENT    PORTFOLIO    AVERAGE
                   VALUE END  INVESTMENT     PERIOD                   INCOME                     INCOME      TURNOVER    COMMISSION
                   OF PERIOD   RETURN+      (000'S)    EXPENSES       (LOSS)       EXPENSES      (LOSS)        RATE      RATE PAID
                   ---------------------------------------------------------------------------------------------------------------
CAPITAL GROWTH
1993(4)             $  8.88    (11.20)%(a)  $   135     2.50**%(b)     (1.01)%(b)   1.97%(b)      (0.47)%(b)      2%(a)     --
1994                   9.42      6.57           215     2.50**         (0.98)       --             1.52          11         --
1995                  11.17     20.08           678     2.50**         (1.07)       --             1.43          20         --
1996                  12.61     14.58         1,988     2.50**         (1.24)       0.76           0.50          68       $0.0536
1997                  17.66     43.46         3,670     3.16           (2.38)       1.00          (0.22)        147        0.0575
1998*                 14.22     (3.37)(a)     3,145     2.66(b)        (2.39)(b)    1.00(b)       (0.73) (b)     92(a)     0.0558
DIVIDEND GROWTH
1993(1)               10.61      7.11(a)      2,417     2.50**(b)       0.61(b)     0.16(b)        2.89(b)        7(a)      --
1994                  11.02      6.13        12,821     1.51            1.78        --             3.29          13         --
1995                  13.08     23.07        35,404     1.14            2.34        --             3.48          29         --
1996                  14.61     16.09        69,763     1.00            2.07        0.63           2.44          18        0.0526
1997                  19.69     41.92       115,312     0.97            1.92        0.97           1.92          31        0.0537
1998*                 17.54      0.88(a)    106,441     0.95(b)         1.61(b)     0.95(b)        1.61(b)       12(a)     0.0518
UTILITIES
1993(2)               11.35     14.98(a)      1,334     2.50**(b)       1.59(b)     0.30(b)        3.79(b)        8(a)      --
1994                  10.42     (5.23)        3,860     2.50**          1.62        --             4.14           5         --
1995                  11.25     12.16         5,380     1.91            2.41        --             4.32          24         --
1996                  11.79      8.76         7,593     1.52            2.31        0.62           3.20          17        0.0508
1997                  13.78     19.87         5,391     1.78            1.85        1.00           2.63          89        0.0508
1998*                 13.75     14.05(a)      5,726     2.02(b)         1.54(b)     1.00(b)        2.56(b)       22(a)     0.0507
VALUE-ADDED MARKET
1993(3)               10.03      0.71(a)        640     2.50**(b)      (0.16)(b)    0.92(b)        1.42(b)        1(a)      --
1994                  10.81      8.89         5,133     1.82            0.70        --             2.53           8         --
1995                  12.80     22.65        14,080     1.22            1.33        --             2.55           7         --
1996                  13.93     11.19        20,379     0.78            1.58        0.47           1.89           8        0.0300
1997                  18.84     43.12        23,780     1.02            1.04        1.00           1.07          23        0.0300
1998*                 18.17      1.52(a)     21,828     0.93(b)         0.81(b)     0.93(b)        0.81(b)        7(a)     0.0300
GLOBAL EQUITY
1993(2)               10.04      0.40(a)        322     2.50**(b)      (0.90)(b)    1.00(b)        1.77(b)     --           --
1994                  10.65      6.54         2,020     2.50**          0.09        --             2.41           8         --
1995                  11.17      6.08         7,286     2.25            0.48        --             2.73          55         --
1996                  11.79      7.26        11,685     1.73           (0.15)       0.66           0.92          95        0.0500
1997                  14.48     26.66        19,797     1.85           (0.01)       1.00           0.84          80        0.0348
1998*                 12.78     (6.07)(a)    16,540     1.79(b)        (0.24)(b)    1.00(b)        0.55(b)       41(a)     0.0345
STRATEGIST
1993(1)                9.83     (1.70)(a)       551     2.50**(b)      (0.19)(b)    0.64(b)        1.67(b)       26(a)      --
1994                   9.73      0.12         1,276     2.50**          0.70        --             3.20          57         --
1995                  11.28     18.21         6,759     2.14            1.97        --             4.11         115         --
1996                  12.60     16.97        17,496     1.61            1.92        0.66           2.86         113        0.0525
1997                  15.17     27.35        26,459     1.40            2.50        1.00           2.90          90        0.0535
1998*                 12.83      0.28(a)     22,393     1.36(b)         1.54(b)     1.00(b)        1.90(b)       67(a)     0.0512

DEAN WITTER RETIREMENT SERIES - VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS JANUARY 31, 1998 (UNAUDITED)

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (99.3%)
           ADVERTISING/MARKETING SERVICES (0.6%)
   1,000   Cognizant Corp..........................................................................  $    45,375
     900   Interpublic Group of Companies, Inc.....................................................       44,156
   1,000   Omnicom Group, Inc......................................................................       40,562
                                                                                                     -----------
                                                                                                         130,093
                                                                                                     -----------
           AEROSPACE & DEFENSE (0.8%)
     850   Boeing Co...............................................................................       40,428
     550   General Dynamics Corp...................................................................       47,437
     450   Lockheed Martin Corp....................................................................       46,828
     350   Northrop Grumman Corp...................................................................       42,919
                                                                                                     -----------
                                                                                                         177,612
                                                                                                     -----------
           AGRICULTURAL PRODUCTS (0.4%)
   2,105   Archer-Daniels-Midland Co...............................................................       44,337
     500   Pioneer Hi-Bred International, Inc......................................................       50,031
                                                                                                     -----------
                                                                                                          94,368
                                                                                                     -----------
           AIR FREIGHT (0.2%)
     700   Federal Express Corp.*..................................................................       45,544
                                                                                                     -----------
           AIRLINES (0.7%)
     300   AMR Corp.*..............................................................................       37,875
     350   Delta Air Lines, Inc....................................................................       39,944
   1,600   Southwest Airlines Co...................................................................       41,700
     700   US Airways Group Inc.*..................................................................       42,656
                                                                                                     -----------
                                                                                                         162,175
                                                                                                     -----------
           ALUMINUM (0.6%)
   1,400   Alcan Aluminium Ltd. (Canada)...........................................................       41,212
     600   Aluminum Co. of America.................................................................       45,825
     650   Reynolds Metals Co......................................................................       40,991
                                                                                                     -----------
                                                                                                         128,028
                                                                                                     -----------
           AUTO PARTS - AFTER MARKET (1.6%)
   1,850   Cooper Tire & Rubber Co.................................................................       44,516
   1,000   Dana Corp...............................................................................       50,125
   1,250   Echlin, Inc.............................................................................       44,453
   1,275   Genuine Parts Co........................................................................       42,314
     750   Goodyear Tire & Rubber Co...............................................................       46,969
   1,500   ITT Industries, Inc.....................................................................       46,505
   1,000   Snap-On, Inc............................................................................       39,187
     800   TRW, Inc................................................................................       40,700
                                                                                                     -----------
                                                                                                         354,769
                                                                                                     -----------
           AUTOMOBILES (0.6%)
   1,100   Chrysler Corp...........................................................................       38,294
     900   Ford Motor Co...........................................................................       45,900
     700   General Motors Corp.....................................................................       40,556
                                                                                                     -----------
                                                                                                         124,750
                                                                                                     -----------


NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------

           BANKS - MONEY CENTER (1.6%)
     700   BankAmerica Corp........................................................................  $    49,744
     450   Bankers Trust New York Corp.............................................................       46,941
     400   Chase Manhattan Corp....................................................................       42,875
     350   Citicorp................................................................................       41,650
     650   First Chicago NBD Corp..................................................................       48,506
     900   First Union Corp........................................................................       43,256
     400   Morgan (J.P.) & Co., Inc................................................................       40,475
     700   NationsBank Corp........................................................................       42,000
                                                                                                     -----------
                                                                                                         355,447
                                                                                                     -----------
           BANKS - REGIONAL (4.7%)
     800   Banc One Corp...........................................................................       44,700
     800   Bank of New York Co., Inc...............................................................       43,350
     550   BankBoston Corp.........................................................................       49,225
     650   BB & T Corp.............................................................................       38,309
     500   Comerica, Inc...........................................................................       47,187
     600   CoreStates Financial Corp...............................................................       45,900
     600   Fifth Third Bancorp.....................................................................       45,750
     700   Fleet Financial Group, Inc..............................................................       50,137
   1,200   Huntington Bancshares, Inc..............................................................       40,050
     700   KeyCorp.................................................................................       45,500
     800   Mellon Bank Corp........................................................................       48,300
     750   National City Corp......................................................................       45,141
     600   Northern Trust Corp.....................................................................       40,387
   1,200   Norwest Corp............................................................................       43,800
     800   PNC Bank Corp...........................................................................       41,250
     450   Republic New York Corp..................................................................       48,994
     700   State Street Corp.......................................................................       39,200
     800   Summit Bancorp..........................................................................       40,000
     700   SunTrust Banks, Inc.....................................................................       48,475
   1,200   Synovus Financial Corp..................................................................       39,525
     450   U.S. Bancorp............................................................................       49,275
     600   Wachovia Corp...........................................................................       46,650
     150   Wells Fargo & Co........................................................................       46,350
                                                                                                     -----------
                                                                                                       1,027,455
                                                                                                     -----------
           BEVERAGES - ALCOHOLIC (0.8%)
   1,100   Anheuser-Busch Companies, Inc...........................................................       49,431
     800   Brown-Forman Corp. (Class B)............................................................       41,400
   1,350   Coors (Adolph) Co. (Class B)............................................................       42,356
   1,100   Seagram Co. Ltd. (Canada)...............................................................       37,537
                                                                                                     -----------
                                                                                                         170,724
                                                                                                     -----------
           BEVERAGES - SOFT DRINKS (0.4%)
     650   Coca Cola Co............................................................................       42,087
   1,050   PepsiCo, Inc............................................................................       37,866
                                                                                                     -----------
                                                                                                          79,953
                                                                                                     -----------
           BIOTECHNOLOGY (0.2%)
     800   Amgen Inc.*.............................................................................       39,950
                                                                                                     -----------


                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS JANUARY 31, 1998 (UNAUDITED) CONTINUED


NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           BROADCAST MEDIA (1.1%)
   1,500   CBS Corp................................................................................  $    44,906
     600   Clear Channel Communications, Inc.*.....................................................       46,200
   1,500   Comcast Corp. (Class A Special).........................................................       46,781
   1,700   Tele-Communications, Inc. (Class A)*....................................................       47,600
   1,700   U.S. West Media Group, Inc.*............................................................       50,469
                                                                                                     -----------
                                                                                                         235,956
                                                                                                     -----------
           BUILDING MATERIALS (0.6%)
     600   Armstrong World Industries Inc..........................................................       42,750
   1,000   Masco Corp..............................................................................       49,250
   1,400   Owens Corning...........................................................................       38,937
                                                                                                     -----------
                                                                                                         130,937
                                                                                                     -----------
           CHEMICALS (1.3%)
     550   Air Products & Chemicals, Inc...........................................................       44,034
     450   Dow Chemical Co.........................................................................       40,500
     700   Du Pont (E.I.) De Nemours & Co., Inc....................................................       39,637
     750   Eastman Chemical Co.....................................................................       44,672
   1,000   Praxair, Inc............................................................................       41,437
     450   Rohm & Haas Co..........................................................................       38,587
     900   Union Carbide Corp......................................................................       39,431
                                                                                                     -----------
                                                                                                         288,298
                                                                                                     -----------
           CHEMICALS - DIVERSIFIED (0.9%)
   2,200   Engelhard Corp..........................................................................       36,850
     600   FMC Corp.*..............................................................................       40,350
     950   Goodrich (B.F.) Co......................................................................       39,841
     900   Monsanto Co.............................................................................       42,694
     700   PPG Industries, Inc.....................................................................       40,162
                                                                                                     -----------
                                                                                                         199,897
                                                                                                     -----------
           CHEMICALS - SPECIALTY (1.5%)
   1,700   Ecolab, Inc.............................................................................       46,537
     500   Grace (W. R.) & Co......................................................................       39,281
     850   Great Lakes Chemical Corp...............................................................       37,134
     850   Hercules, Inc...........................................................................       40,109
     900   International Flavors & Fragrances, Inc.................................................       37,912
   1,300   Morton International, Inc...............................................................       42,900
   1,050   Nalco Chemical Co.......................................................................       39,375
   1,100   Sigma-Aldrich Corp......................................................................       42,625
                                                                                                     -----------
                                                                                                         325,873
                                                                                                     -----------
           COMMERCIAL & CONSUMER SERVICES (1.0%)
   1,000   Block (H.&R.), Inc......................................................................       43,875
   1,300   Cendant Corp.*..........................................................................       44,037
   1,400   Dun & Bradstreet Corp...................................................................       44,625
   2,900   Laidlaw, Inc. (Canada)..................................................................       41,325


NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------

   1,200   Service Corp. International.............................................................  $    46,800
                                                                                                     -----------
                                                                                                         220,662
                                                                                                     -----------
           COMMUNICATIONS EQUIPMENT (1.8%)
   1,600   Andrew Corp.*...........................................................................       44,000
   2,000   DSC Communications Corp.*...............................................................       40,000
   1,000   Harris Corp.............................................................................       47,625
     500   Lucent Technologies Inc.................................................................       44,250
     650   Motorola, Inc...........................................................................       38,634
   2,800   NextLevel Systems, Inc.*................................................................       48,650
   1,000   Northern Telecom Ltd. (Canada)..........................................................       45,125
   2,500   Scientific-Atlanta, Inc.................................................................       38,906
     800   Tellabs, Inc.*..........................................................................       40,900
                                                                                                     -----------
                                                                                                         388,090
                                                                                                     -----------
           COMPUTER - NETWORKING (0.7%)
   1,200   3Com Corp.*.............................................................................       39,675
   1,400   Bay Networks, Inc.*.....................................................................       38,062
   2,700   Cabletron Systems, Inc.*................................................................       38,981
     700   Cisco Systems, Inc.*....................................................................       44,144
                                                                                                     -----------
                                                                                                         160,862
                                                                                                     -----------
           COMPUTER SOFTWARE & SERVICES (2.2%)
   1,000   Adobe Systems, Inc......................................................................       38,437
   1,100   Autodesk, Inc...........................................................................       42,487
     800   Computer Associates International, Inc..................................................       42,550
     600   Computer Sciences Corp.*................................................................       50,925
     900   HBO & Co................................................................................       47,081
     300   Microsoft Corp.*........................................................................       44,756
   5,700   Novell, Inc.*...........................................................................       40,256
   1,800   Oracle Corp.*...........................................................................       41,850
     900   Parametric Technology Corp.*............................................................       45,675
     700   Shared Medical Systems Corp.............................................................       45,850
   2,700   Unisys Corp.*...........................................................................       44,550
                                                                                                     -----------
                                                                                                         484,417
                                                                                                     -----------
           COMPUTERS - PERIPHERAL EQUIPMENT (0.4%)
   1,500   EMC Corp.*..............................................................................       48,844
   1,800   Seagate Technology, Inc.*...............................................................       41,737
                                                                                                     -----------
                                                                                                          90,581
                                                                                                     -----------
           COMPUTERS - SYSTEMS (1.8%)
   2,500   Apple Computer, Inc.*...................................................................       45,781
   1,384   COMPAQ Computer Corp....................................................................       41,606
   2,600   Data General Corp.*.....................................................................       40,137
     500   Dell Computer Corp.*....................................................................       49,719
     800   Digital Equipment Corp.*................................................................       45,250
     700   Hewlett-Packard Co......................................................................       42,000
     500   International Business Machines Corp....................................................       49,344


                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS JANUARY 31, 1998 (UNAUDITED) CONTINUED


NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
   2,700   Silicon Graphics, Inc.*.................................................................  $    41,850
     900   Sun Microsystems, Inc.*.................................................................       43,144
                                                                                                     -----------
                                                                                                         398,831
                                                                                                     -----------
           CONSUMER - NONCYCLICAL (0.4%)
   1,000   American Greetings Corp. (Class A)......................................................       43,312
   1,800   Jostens, Inc............................................................................       40,612
                                                                                                     -----------
                                                                                                          83,924
                                                                                                     -----------
           CONTAINERS - METAL & GLASS (0.6%)
   1,400   Ball Corp...............................................................................       45,500
     900   Crown Cork & Seal Co., Inc..............................................................       44,550
   1,300   Owens-Illinois, Inc.*...................................................................       47,287
                                                                                                     -----------
                                                                                                         137,337
                                                                                                     -----------
           CONTAINERS - PAPER (0.7%)
   1,000   Bemis Company, Inc......................................................................       43,125
   3,100   Stone Container Corp....................................................................       39,525
     700   Temple-Inland, Inc......................................................................       38,850
     700   Union Camp Corp.........................................................................       40,031
                                                                                                     -----------
                                                                                                         161,531
                                                                                                     -----------
           DATA PROCESSING (0.8%)
     700   Automatic Data Processing, Inc..........................................................       41,869
   1,000   Ceridian Corp.*.........................................................................       45,312
   1,200   Equifax, Inc............................................................................       39,450
   1,500   First Data Corp.........................................................................       45,937
                                                                                                     -----------
                                                                                                         172,568
                                                                                                     -----------
           DISTRIBUTORS - FOOD & HEALTH (0.6%)
     600   Cardinal Health, Inc....................................................................       46,462
   1,000   Supervalu, Inc..........................................................................       43,875
     900   Sysco Corp..............................................................................       40,275
                                                                                                     -----------
                                                                                                         130,612
                                                                                                     -----------
           ELECTRICAL EQUIPMENT (1.6%)
   1,100   AMP, Inc................................................................................       44,000
     800   Emerson Electric Co.....................................................................       48,400
     600   General Electric Co.....................................................................       46,500
   1,000   General Signal Corp.....................................................................       39,000
     600   Honeywell, Inc..........................................................................       42,037
   1,100   Raychem Corp............................................................................       41,044
     800   Rockwell International Corp.............................................................       44,700
     800   Thomas & Betts Corp.....................................................................       39,500
                                                                                                     -----------
                                                                                                         345,181
                                                                                                     -----------
           ELECTRONIC COMPONENTS (0.2%)
     500   Grainger (W.W.), Inc....................................................................       48,125
                                                                                                     -----------
           ELECTRONICS - DEFENSE (0.2%)
     850   Raytheon Co. (Class B)..................................................................       44,306
                                                                                                     -----------


NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------

           ELECTRONICS - INSTRUMENTATION (0.6%)
   1,800   EG & G, Inc.............................................................................  $    43,425
     700   Perkin-Elmer Corp.......................................................................       41,300
   1,125   Tektronix, Inc..........................................................................       47,531
                                                                                                     -----------
                                                                                                         132,256
                                                                                                     -----------
           ELECTRONICS - SEMICONDUCTORS (1.1%)
   2,000   Advanced Micro Devices, Inc.*...........................................................       40,125
     500   Intel Corp..............................................................................       40,500
   1,700   LSI Logic Corp.*........................................................................       40,800
   1,350   Micron Technology, Inc.*................................................................       46,744
   1,400   National Semiconductor Corp.*...........................................................       39,375
     700   Texas Instruments, Inc..................................................................       38,237
                                                                                                     -----------
                                                                                                         245,781
                                                                                                     -----------
           ENGINEERING & CONSTRUCTION (0.6%)
   1,100   Fluor Corp..............................................................................       41,456
   1,700   Foster Wheeler Corp.....................................................................       40,800
   1,400   McDermott International, Inc............................................................       44,625
                                                                                                     -----------
                                                                                                         126,881
                                                                                                     -----------
           ENTERTAINMENT (0.8%)
     800   King World Productions Inc.*............................................................       47,350
     700   Time Warner, Inc........................................................................       44,931
   1,000   Viacom, Inc. (Class B)*.................................................................       41,750
     400   Walt Disney Co..........................................................................       42,625
                                                                                                     -----------
                                                                                                         176,656
                                                                                                     -----------
           FACILITIES & ENVIRONMENTAL SERVICES (0.2%)
   1,700   Safety-Kleen Corp.......................................................................       44,200
                                                                                                     -----------
           FINANCE - CONSUMER (1.3%)
     600   Beneficial Corp.........................................................................       46,575
   1,000   Countrywide Credit Industries, Inc......................................................       46,625
   2,100   Green Tree Financial Corp...............................................................       41,606
     400   Household International, Inc............................................................       49,800
   1,400   MBNA Corp...............................................................................       43,487
   1,000   Providian Financial Corp................................................................       48,875
                                                                                                     -----------
                                                                                                         276,968
                                                                                                     -----------
           FINANCE - DIVERSIFIED (1.7%)
     600   American Express Co.....................................................................       50,212
     700   American General Corp...................................................................       39,462
     800   Fannie Mae..............................................................................       49,400
   1,000   Freddie Mac.............................................................................       44,500
     700   MBIA Inc................................................................................       45,325
     700   MGIC Investment Corp....................................................................       47,337
     800   Morgan Stanley, Dean Witter, Discover & Co. (Note 3)....................................       46,700


                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS JANUARY 31, 1998 (UNAUDITED) CONTINUED


NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
   1,050   SunAmerica, Inc.........................................................................  $    42,197
                                                                                                     -----------
                                                                                                         365,133
                                                                                                     -----------
           FOODS (2.5%)
     500   Bestfoods...............................................................................       48,750
     800   Campbell Soup Co........................................................................       42,800
   1,400   ConAgra, Inc............................................................................       44,275
     600   General Mills, Inc......................................................................       44,662
     800   Heinz (H.J.) Co.........................................................................       44,350
     750   Hershey Foods Corp......................................................................       47,766
     900   Kellogg Co..............................................................................       41,569
     800   Quaker Oats Company (The)...............................................................       43,000
     500   Ralston-Ralston Purina Group............................................................       46,937
     900   Sara Lee Corp...........................................................................       49,106
     800   Unilever NV (ADR) (Netherlands).........................................................       45,650
     600   Wrigley (Wm.) Jr. Co. (Class A).........................................................       44,362
                                                                                                     -----------
                                                                                                         543,227
                                                                                                     -----------
           FOOTWEAR (0.4%)
   1,000   Nike, Inc. (Class B)....................................................................       40,062
   1,400   Reebok International Ltd. (United Kingdom)*.............................................       37,362
                                                                                                     -----------
                                                                                                          77,424
                                                                                                     -----------
           GAMING, LOTTERY, & PARI-MUTUEL COMPANIES (0.4%)
   2,000   Harrah's Entertainment, Inc.*...........................................................       44,000
   1,700   Mirage Resorts, Inc.*...................................................................       39,206
                                                                                                     -----------
                                                                                                          83,206
                                                                                                     -----------
           GOLD & PRECIOUS METALS MINING (0.4%)
   2,000   Barrick Gold Corp. (Canada).............................................................       38,750
   7,300   Battle Mountain Gold Co.................................................................       41,062
                                                                                                     -----------
                                                                                                          79,812
                                                                                                     -----------
           HARDWARE & TOOLS (0.4%)
     900   Black & Decker Corp.....................................................................       43,369
   1,100   Stanley Works...........................................................................       48,675
                                                                                                     -----------
                                                                                                          92,044
                                                                                                     -----------
           HEALTHCARE - DIVERSIFIED (1.5%)
     650   Abbott Laboratories.....................................................................       46,028
   1,400   Allergan, Inc...........................................................................       47,600
     500   American Home Products Corp.............................................................       47,719
     400   Bristol-Myers Squibb Co.................................................................       39,875
     700   Johnson & Johnson.......................................................................       46,856
   1,300   Mallinckrodt Group, Inc.................................................................       46,069
     300   Warner-Lambert Co.......................................................................       45,150
                                                                                                     -----------
                                                                                                         319,297
                                                                                                     -----------


NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------

           HEALTHCARE - DRUGS (1.0%)
     700   Lilly (Eli) & Co........................................................................  $    47,250
     350   Merck & Co., Inc........................................................................       41,037
     600   Pfizer, Inc.............................................................................       49,162
   1,200   Pharmacia & Upjohn, Inc.................................................................       46,125
     600   Schering-Plough Corp....................................................................       43,425
                                                                                                     -----------
                                                                                                         226,999
                                                                                                     -----------
           HEALTHCARE - HMOS (0.4%)
   1,950   Humana, Inc.*...........................................................................       39,122
     850   United Healthcare Corp..................................................................       43,562
                                                                                                     -----------
                                                                                                          82,684
                                                                                                     -----------
           HEALTHCARE - LONG TERM (0.4%)
   1,800   Healthsouth Corp.*......................................................................       40,387
   1,400   Manor Care, Inc.........................................................................       48,562
                                                                                                     -----------
                                                                                                          88,949
                                                                                                     -----------
           HEALTHCARE SERVICES (0.2%)
   1,200   ALZA Corp. (Class A)*...................................................................       42,750
                                                                                                     -----------
           HEAVY DUTY TRUCKS & PARTS (0.6%)
     800   Cummins Engine Co., Inc.................................................................       42,800
   1,700   Navistar International Corp.*...........................................................       45,900
     800   PACCAR, Inc.............................................................................       40,200
                                                                                                     -----------
                                                                                                         128,900
                                                                                                     -----------
           HOME BUILDING (0.8%)
     700   Centex Corp.............................................................................       43,925
   1,000   Fleetwood Enterprises, Inc..............................................................       41,625
   1,700   Kaufman & Broad Home Corp...............................................................       43,775
   1,100   Pulte Corp..............................................................................       46,887
                                                                                                     -----------
                                                                                                         176,212
                                                                                                     -----------
           HOSPITAL MANAGEMENT (0.4%)
   1,600   Columbia/HCA Healthcare Corp............................................................       40,000
   1,300   Tenet Healthcare Corp.*.................................................................       44,850
                                                                                                     -----------
                                                                                                          84,850
                                                                                                     -----------
           HOUSEHOLD FURNISHINGS & APPLIANCES (0.4%)
   1,200   Maytag Corp.............................................................................       46,125
     800   Whirlpool Corp..........................................................................       46,250
                                                                                                     -----------
                                                                                                          92,375
                                                                                                     -----------
           HOUSEHOLD PRODUCTS - NON-DURABLE (1.1%)
     600   Clorox Co...............................................................................       45,975
     600   Colgate-Palmolive Co....................................................................       43,950
   1,100   Fort James Corp.........................................................................       47,231
     900   Kimberly-Clark Corp.....................................................................       46,969
     600   Procter & Gamble Co.....................................................................       47,025
                                                                                                     -----------
                                                                                                         231,150
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS JANUARY 31, 1998 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           HOUSEWARES (0.8%)
   1,150   Fortune Brands, Inc.....................................................................  $    43,988
   1,200   Newell Co...............................................................................       49,275
   1,600   Rubbermaid, Inc.........................................................................       41,400
   1,500   Tupperware Corp.........................................................................       38,344
                                                                                                     -----------
                                                                                                         173,007
                                                                                                     -----------
           INSURANCE BROKERS (0.4%)
     825   Aon Corp................................................................................       46,045
     600   Marsh & McLennan Cos., Inc..............................................................       44,325
                                                                                                     -----------
                                                                                                          90,370
                                                                                                     -----------
           INVESTMENT BANKING/BROKERAGE (0.6%)
     750   Lehman Brothers Holdings, Inc...........................................................       40,734
     650   Merrill Lynch & Co., Inc................................................................       41,031
   1,200   Schwab (CHARLES) Corp...................................................................       43,800
                                                                                                     -----------
                                                                                                         125,565
                                                                                                     -----------
           LEISURE TIME - PRODUCTS (0.6%)
   1,350   Brunswick Corp..........................................................................       40,669
   1,400   Hasbro, Inc.............................................................................       48,300
   1,000   Mattel, Inc.............................................................................       40,500
                                                                                                     -----------
                                                                                                         129,469
                                                                                                     -----------
           LIFE & HEALTH INSURANCE (1.2%)
     550   Aetna Inc...............................................................................       40,425
   1,000   Conseco, Inc............................................................................       45,750
     600   Jefferson-Pilot Corp....................................................................       49,013
   1,100   Torchmark Corp..........................................................................       45,719
     400   Transamerica Corp.......................................................................       41,100
   1,000   UNUM Corp...............................................................................       48,625
                                                                                                     -----------
                                                                                                         270,632
                                                                                                     -----------
           LODGING - HOTELS (0.6%)
   1,400   Hilton Hotels Corp......................................................................       39,638
     500   ITT Corp.*..............................................................................       40,000
     650   Marriot International, Inc..............................................................       44,931
                                                                                                     -----------
                                                                                                         124,569
                                                                                                     -----------
           MACHINERY - DIVERSIFIED (2.0%)
     700   Case Corp...............................................................................       40,819
     900   Caterpillar Inc.........................................................................       43,200
   1,700   Cincinnati Milacron, Inc................................................................       43,350
     800   Cooper Industries, Inc..................................................................       42,450
     800   Deere & Co..............................................................................       42,200
   1,400   Dover Corp..............................................................................       47,688
   1,100   Harnischfeger Industries, Inc...........................................................       38,500
   1,125   Ingersoll-Rand Co.......................................................................       44,719
     450   NACCO Industries, Inc. (Class A)........................................................       45,197
   1,400   Timken Co...............................................................................       45,150
                                                                                                     -----------
                                                                                                         433,273
                                                                                                     -----------


NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------

           MANUFACTURING - DIVERSIFIED (2.8%)
     850   Aeroquip-Vickers, Inc...................................................................  $    42,500
   1,100   AlliedSignal, Inc.......................................................................       42,831
   1,200   Corning, Inc............................................................................       40,800
   1,050   Crane Co................................................................................       45,347
     450   Eaton Corp..............................................................................       40,388
     800   Illinois Tool Works Inc.................................................................       44,550
     900   Johnson Controls, Inc...................................................................       45,619
     450   Minnesota Mining & Manufacturing Co.....................................................       37,575
     900   National Service Industries, Inc........................................................       45,000
   1,000   Tenneco, Inc............................................................................       40,563
     700   Textron, Inc............................................................................       41,869
   1,200   Thermo Electron Corp.*..................................................................       46,800
   1,000   Tyco International Ltd..................................................................       44,375
     600   United Technologies Corp................................................................       48,975
                                                                                                     -----------
                                                                                                         607,192
                                                                                                     -----------
           MANUFACTURING - SPECIALIZED (1.0%)
   1,100   Avery Dennison Corp.....................................................................       49,363
     900   Briggs & Stratton Corp..................................................................       39,656
   1,200   Millipore Corp..........................................................................       39,300
   1,900   Pall Corp...............................................................................       37,881
   1,000   Parker-Hannifin Corp....................................................................       43,688
                                                                                                     -----------
                                                                                                         209,888
                                                                                                     -----------
           MEDICAL PRODUCTS & SUPPLIES (2.0%)
   1,400   Bard (C.R.), Inc........................................................................       43,400
   1,000   Bausch & Lomb, Inc......................................................................       42,875
     800   Baxter International, Inc...............................................................       44,550
     800   Becton, Dickinson & Co..................................................................       50,500
   1,500   Biomet, Inc.............................................................................       42,938
     800   Boston Scientific Corp.*................................................................       40,600
     700   Guidant Corp............................................................................       44,975
     900   Medtronic, Inc..........................................................................       45,956
   1,300   St. Jude Medical, Inc.*.................................................................       42,250
   1,400   United States Surgical Corp.............................................................       39,988
                                                                                                     -----------
                                                                                                         438,032
                                                                                                     -----------
           METALS & MINING (1.4%)
   1,800   ASARCO, Inc.............................................................................       40,050
   2,600   Cyprus Amax Minerals Co.................................................................       40,950
   2,700   Freeport-McMoran Copper & Gold, Inc. (Class B)..........................................       39,656
   3,900   Homestake Mining Co.....................................................................       37,050
   2,200   Inco Ltd. (Canada)......................................................................       39,050
   1,300   Newmont Mining Corp.....................................................................       37,050
     600   Phelps Dodge Corp.......................................................................       39,525
   2,800   Placer Dome Inc. (Canada)...............................................................       36,050
                                                                                                     -----------
                                                                                                         309,381
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS JANUARY 31, 1998 (UNAUDITED) CONTINUED


NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           MULTI-LINE INSURANCE (1.2%)
     400   American International Group, Inc.......................................................  $    44,125
     250   CIGNA Corp..............................................................................       42,391
     550   Hartford Financial Services Group Inc...................................................       49,500
     650   Lincoln National Corp...................................................................       49,197
     400   Loews Corp..............................................................................       39,925
     900   Travelers Group, Inc....................................................................       44,550
                                                                                                     -----------
                                                                                                         269,688
                                                                                                     -----------
           OFFICE EQUIPMENT & SUPPLIES (0.4%)
   2,600   Moore Corp. Ltd. (Canada)...............................................................       39,000
   1,000   Pitney Bowes, Inc.......................................................................       45,875
                                                                                                     -----------
                                                                                                          84,875
                                                                                                     -----------
           OIL & GAS - EXPLORATION & PRODUCTION (0.2%)
     450   Burlington Northern Santa Fe Corp.......................................................       39,038
                                                                                                     -----------
           OIL & GAS - REFINING & MARKETING (0.4%)
     900   Ashland, Inc............................................................................       47,475
   1,300   Sun Co., Inc............................................................................       50,375
                                                                                                     -----------
                                                                                                          97,850
                                                                                                     -----------
           OIL & GAS DRILLING (1.3%)
   1,100   Baker Hughes, Inc.......................................................................       42,419
   1,150   Dresser Industries, Inc.................................................................       41,113
     900   Halliburton Co..........................................................................       40,444
   1,500   Helmerich & Payne, Inc..................................................................       38,344
   1,500   Rowan Companies, Inc.*..................................................................       39,563
     600   Schlumberger, Ltd.......................................................................       44,213
     700   Western Atlas, Inc.*....................................................................       43,619
                                                                                                     -----------
                                                                                                         289,715
                                                                                                     -----------
           OIL - EXPLORATION & PRODUCTION (0.8%)
     700   Anardarko Petroleum Corp................................................................       41,300
   1,200   Apache Corp.............................................................................       39,750
   1,037   Burlington Resources, Inc...............................................................       44,332
   1,700   Oryx Energy Co.*........................................................................       40,800
                                                                                                     -----------
                                                                                                         166,182
                                                                                                     -----------
           OIL - INTEGRATED - DOMESTIC (1.7%)
     750   Amerada Hess Corp.......................................................................       41,016
     600   Atlantic Richfield Co...................................................................       44,625
     650   Kerr-McGee Corp.........................................................................       40,706
   1,600   Occidental Petroleum Corp...............................................................       40,800
     650   Pennzoil Co.............................................................................       42,006
   1,000   Phillips Petroleum Co...................................................................       44,000
   1,700   Union Pacific Resources Group, Inc......................................................       38,038


NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------

   1,200   Unocal Corp.............................................................................  $    41,250
   1,350   USX-Marathon Group......................................................................       45,309
                                                                                                     -----------
                                                                                                         377,750
                                                                                                     -----------
           OIL - INTEGRATED - INTERNATIONAL (1.1%)
     500   Amoco Corp..............................................................................       40,688
     550   Chevron Corp............................................................................       41,147
     700   Exxon Corp..............................................................................       41,519
     600   Mobil Corp..............................................................................       40,875
     800   Royal Dutch Petroleum Co. (ADR) (Netherlands)...........................................       41,000
     800   Texaco, Inc.............................................................................       41,650
                                                                                                     -----------
                                                                                                         246,879
                                                                                                     -----------
           PAPER & FOREST PRODUCTS (1.8%)
   1,200   Boise Cascade Corp......................................................................       38,400
     800   Champion International Corp.............................................................       40,950
     700   Georgia-Pacific Corp....................................................................       38,588
     900   International Paper Co..................................................................       41,119
   2,100   Louisiana-Pacific Corp..................................................................       42,131
   1,200   Mead Corp...............................................................................       39,000
     900   Potlatch Corp...........................................................................       40,050
   1,200   Westvaco Corp...........................................................................       38,925
     800   Weyerhaeuser Co.........................................................................       39,850
   1,200   Willamette Industries, Inc..............................................................       40,200
                                                                                                     -----------
                                                                                                         399,213
                                                                                                     -----------
           PERSONAL CARE (0.6%)
   1,600   Alberto-Culver Co. (Class B)............................................................       47,400
     700   Avon Products, Inc......................................................................       42,000
     450   Gillette Co.............................................................................       44,438
                                                                                                     -----------
                                                                                                         133,838
                                                                                                     -----------
           PHOTOGRAPHY/IMAGING (0.8%)
     700   Eastman Kodak Co........................................................................       45,675
   1,600   Ikon Office Solutions, Inc..............................................................       50,400
   1,000   Polaroid Corp...........................................................................       41,063
     550   Xerox Corp..............................................................................       44,206
                                                                                                     -----------
                                                                                                         181,344
                                                                                                     -----------
           PROPERTY - CASUALTY INSURANCE (1.6%)
     500   Allstate Corp...........................................................................       44,250
     600   Chubb Corp..............................................................................       45,563
     300   Cincinnati Financial Corp...............................................................       38,250
     200   General Re Corp.........................................................................       41,625
     400   Progressive Corp........................................................................       43,750
     900   SAFECO Corp.............................................................................       44,944
     500   St. Paul Companies, Inc.................................................................       43,500
   2,000   USF&G Corp..............................................................................       47,625
                                                                                                     -----------
                                                                                                         349,507
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS JANUARY 31, 1998 (UNAUDITED) CONTINUED


NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           PUBLISHING (0.8%)
     950   Dow Jones & Co., Inc....................................................................  $    47,738
     700   McGraw-Hill, Inc........................................................................       48,869
   1,100   Meredith Corp...........................................................................       43,106
     750   Times Mirror Co. (Class A)..............................................................       43,219
                                                                                                     -----------
                                                                                                         182,932
                                                                                                     -----------
           PUBLISHING - NEWSPAPER (0.8%)
     700   Gannett Co., Inc........................................................................       42,350
     800   Knight-Ridder Newspapers, Inc...........................................................       44,050
     600   New York Times Co. (Class A)............................................................       39,038
     850   Tribune Co..............................................................................       51,638
                                                                                                     -----------
                                                                                                         177,076
                                                                                                     -----------
           RAILROADS (0.5%)
     750   CSX Corp................................................................................       39,750
   1,250   Norfolk Southern Corp...................................................................       39,453
     650   Union Pacific Corp......................................................................       39,000
                                                                                                     -----------
                                                                                                         118,203
                                                                                                     -----------
           RESTAURANTS (0.8%)
   3,500   Darden Restaurants, Inc.................................................................       44,188
     850   McDonald's Corp.........................................................................       40,056
   1,500   TRICON Global Restaurants, Inc.*........................................................       40,875
   1,850   Wendy's International, Inc..............................................................       41,278
                                                                                                     -----------
                                                                                                         166,397
                                                                                                     -----------
           RETAIL - BUILDING SUPPLIES (0.6%)
     700   Home Depot, Inc.........................................................................       42,219
     900   Lowe's Companies, Inc...................................................................       45,506
   1,400   Sherwin-Williams Co.....................................................................       39,900
                                                                                                     -----------
                                                                                                         127,625
                                                                                                     -----------
           RETAIL - COMPUTERS & ELECTRONICS (0.4%)
   1,200   Circuit City Stores, Inc................................................................       40,950
   1,200   Tandy Corp..............................................................................       46,500
                                                                                                     -----------
                                                                                                          87,450
                                                                                                     -----------
           RETAIL - DEPARTMENT STORES (1.5%)
   1,200   Dillard Department Stores, Inc. (Class A)...............................................       42,150
   1,200   Federated Department Stores, Inc.*......................................................       50,850
     850   Harcourt General, Inc...................................................................       45,316
     850   May Department Stores Co................................................................       44,678
     750   Mercantile Stores Co., Inc..............................................................       44,625
     900   Nordstrom, Inc..........................................................................       45,731
     700   Penney (J.C.) Co., Inc..................................................................       47,163
                                                                                                     -----------
                                                                                                         320,513
                                                                                                     -----------


NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------

           RETAIL - DRUG STORES (0.8%)
     600   CVS Corp................................................................................  $    39,338
   1,500   Longs Drug Stores Corp..................................................................       43,406
     700   Rite Aid Corp...........................................................................       43,706
   1,400   Walgreen Co.............................................................................       46,375
                                                                                                     -----------
                                                                                                         172,825
                                                                                                     -----------
           RETAIL - FOOD CHAINS (1.2%)
     900   Albertson's, Inc........................................................................       42,919
   1,800   American Stores Co......................................................................       39,150
   1,400   Giant Food, Inc. (Class A)..............................................................       45,588
   1,600   Great Atlantic & Pacific Tea Co., Inc...................................................       45,600
   1,200   Kroger Co.*.............................................................................       46,950
     900   Winn-Dixie Stores, Inc..................................................................       43,875
                                                                                                     -----------
                                                                                                         264,082
                                                                                                     -----------
           RETAIL - GENERAL MERCHANDISE (1.0%)
   1,000   Costco Companies, Inc.*.................................................................       43,375
     600   Dayton-Hudson Corp......................................................................       43,163
   3,900   Kmart Corp.*............................................................................       42,900
     900   Sears, Roebuck & Co.....................................................................       41,456
   1,100   Wal-Mart Stores, Inc....................................................................       43,863
                                                                                                     -----------
                                                                                                         214,757
                                                                                                     -----------
           RETAIL - SPECIALTY (1.0%)
   1,600   AutoZone, Inc.*.........................................................................       43,900
   1,000   Consolidated Stores Corp.*..............................................................       41,125
   1,800   Pep Boys-Manny, Moe & Jack..............................................................       39,375
   1,600   Toys 'R' Us, Inc.*......................................................................       42,900
   2,000   Woolworth Corp.*........................................................................       43,500
                                                                                                     -----------
                                                                                                         210,800
                                                                                                     -----------
           RETAIL - SPECIALTY APPAREL (0.8%)
   9,500   Charming Shoppes, Inc.*.................................................................       38,000
   1,200   Gap, Inc................................................................................       46,875
   1,700   Limited (The), Inc......................................................................       45,050
   1,300   TJX Companies, Inc......................................................................       44,038
                                                                                                     -----------
                                                                                                         173,963
                                                                                                     -----------
           SAVINGS & LOAN COMPANIES (0.6%)
     800   Ahmanson (H.F.) & Co....................................................................       46,650
     500   Golden West Financial Corp..............................................................       42,219
     700   Washington Mutual, Inc..................................................................       44,975
                                                                                                     -----------
                                                                                                         133,844
                                                                                                     -----------
           SEMICONDUCTOR EQUIPMENT (0.4%)
   1,200   Applied Materials, Inc.*................................................................       39,300
   1,000   KLA-Tencor Corp.*.......................................................................       37,500
                                                                                                     -----------
                                                                                                          76,800
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS JANUARY 31, 1998 (UNAUDITED) CONTINUED


NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           SPECIALTY PRINTING (0.6%)
   1,200   Deluxe Corp.............................................................................  $    39,600
   1,200   Donnelley (R.R.) & Sons Co..............................................................       44,775
   2,500   Harland (John H.) Co....................................................................       38,438
                                                                                                     -----------
                                                                                                         122,813
                                                                                                     -----------
           STEEL & IRON (1.3%)
   1,600   Allegheny Teledyne Inc..................................................................       39,400
   7,900   Armco, Inc..............................................................................       37,031
   4,000   Bethlehem Steel Corp.*..................................................................       39,500
   2,000   Inland Steel Industries, Inc............................................................       39,875
     900   Nucor Corp..............................................................................       42,863
   1,150   USX-U.S. Steel Group, Inc...............................................................       38,381
   2,300   Worthington Industries, Inc.............................................................       38,669
                                                                                                     -----------
                                                                                                         275,719
                                                                                                     -----------
           TELECOMMUNICATIONS - CELLULAR/WIRELESS (0.2%)
   1,000   Airtouch Communications, Inc.*..........................................................       43,875
                                                                                                     -----------
           TELECOMMUNICATIONS - LONG DISTANCE (0.8%)
     700   AT&T Corp...............................................................................       43,838
   1,000   MCI Communications Corp.................................................................       46,438
     700   Sprint Corp.............................................................................       41,563
   1,400   WorldCom, Inc.*.........................................................................       50,138
                                                                                                     -----------
                                                                                                         181,977
                                                                                                     -----------
           TELEPHONES (1.6%)
   1,000   ALLTEL Corp.............................................................................       42,750
   1,000   Ameritech Corp..........................................................................       42,938
     450   Bell Atlantic Corp......................................................................       41,653
     700   BellSouth Corp..........................................................................       42,394
   1,700   Frontier Corp...........................................................................       44,306
     800   GTE Corp................................................................................       43,650
     500   SBC Communications, Inc.................................................................       38,875
     900   U.S. West Communications Group..........................................................       43,313
                                                                                                     -----------
                                                                                                         339,879
                                                                                                     -----------
           TEXTILES - APPAREL (0.8%)
   1,700   Fruit of the Loom, Inc. (Class A)*......................................................       40,800
   1,100   Liz Claiborne, Inc......................................................................       44,550
   1,600   Russell Corp............................................................................       39,500
   1,100   VF Corp.................................................................................       47,025
                                                                                                     -----------
                                                                                                         171,875
                                                                                                     -----------
           TEXTILES - HOME FURNISHINGS (0.2%)
     900   Springs Industries, Inc. (Class A)......................................................       47,363
                                                                                                     -----------


NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------

           TOBACCO (0.4%)
   1,050   Philip Morris Companies, Inc............................................................  $    43,575
   1,300   UST, Inc................................................................................       44,850
                                                                                                     -----------
                                                                                                          88,425
                                                                                                     -----------
           TRUCKERS (0.2%)
   1,250   Ryder System, Inc.......................................................................       41,875
                                                                                                     -----------
           UTILITIES - ELECTRIC (5.3%)
   1,200   Ameren Corp.............................................................................       43,950
     900   American Electric Power Co., Inc........................................................       44,381
   1,500   Baltimore Gas & Electric Co.............................................................       45,563
   1,100   Carolina Power & Light Co...............................................................       44,688
   1,700   Central & South West Corp...............................................................       46,006
   1,200   CINergy Corp............................................................................       41,400
   1,100   Consolidated Edison Co. of New York, Inc................................................       45,444
   1,200   Detroit Edison Co.......................................................................       43,050
   1,100   Dominion Resources, Inc.................................................................       43,863
     800   Duke Power Co...........................................................................       43,350
   1,700   Edison International....................................................................       45,688
   1,550   Entergy Corp............................................................................       44,369
   1,600   FirstEnergy Corp.*......................................................................       46,400
     800   FPL Group, Inc..........................................................................       45,900
   1,200   GPU, Inc................................................................................       47,175
   1,700   Houston Industries, Inc.................................................................       44,413
   4,300   Niagara Mohawk Power Corp.*.............................................................       46,494
     800   Northern States Power Co................................................................       42,900
   2,050   PacifiCorp..............................................................................       47,534
   2,000   PECO Energy Co..........................................................................       37,875
   1,500   PG & E Corp.............................................................................       44,719
   2,000   PP & L Resources, Inc...................................................................       43,750
   1,500   Public Service Enterprise Group, Inc....................................................       46,500
   1,900   Southern Co.............................................................................       46,194
   1,100   Texas Utilities Co......................................................................       45,238
   1,500   Unicom Corp.............................................................................       46,500
                                                                                                     -----------
                                                                                                       1,163,344
                                                                                                     -----------
           UTILITIES - NATURAL GAS (2.2%)
     800   Coastal Corp............................................................................       46,400
     600   Columbia Gas System, Inc................................................................       45,525
     700   Consolidated Natural Gas Co.............................................................       38,019
   1,100   Eastern Enterprises.....................................................................       45,513
   1,200   Enron Corp..............................................................................       49,725
   1,200   NICOR, Inc..............................................................................       48,300
   1,250   ONEOK, Inc..............................................................................       42,734
   1,200   Pacific Enterprises.....................................................................       43,275
   1,100   Peoples Energy Corp.....................................................................       41,525
   1,000   Sonat, Inc..............................................................................       43,688

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS JANUARY 31, 1998 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
   1,600   Williams Companies, Inc.................................................................  $    45,600
                                                                                                     -----------
                                                                                                         490,304
                                                                                                     -----------
           WASTE MANAGEMENT (0.4%)
   1,200   Browning-Ferris Industries, Inc.........................................................       41,475
   1,700   Waste Management Inc....................................................................       39,950
                                                                                                     -----------
                                                                                                          81,425
                                                                                                     -----------




TOTAL INVESTMENTS
(IDENTIFIED COST $14,359,063) (a)..........................................................   99.3%    21,680,008

OTHER ASSETS IN EXCESS OF LIABILITIES......................................................    0.7        147,912
                                                                                             ------  ------------

NET ASSETS.................................................................................  100.0%  $ 21,827,920
                                                                                             ------  ------------
                                                                                             ------  ------------


---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
(a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $7,720,997 and the aggregate gross unrealized depreciation is $400,052, resulting in net unrealized appreciation of $7,320,945.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS JANUARY 31, 1998 (UNAUDITED)


NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON AND PREFERRED STOCKS (98.0%)
           ARGENTINA (0.6%)
           BANKING
   2,232   Banco de Galicia y Buenos Aires S.A. de C.V. (Class B) (ADR)............................  $    48,964
                                                                                                     -----------
           TELECOMMUNICATIONS
   1,300   Telefonica de Argentina S.A. (Class B) (ADR)............................................       45,013
                                                                                                     -----------
           TOTAL ARGENTINA.........................................................................       93,977
                                                                                                     -----------
           AUSTRALIA (1.7%)
           BANKING
   8,000   Westpac Banking Corp., Ltd..............................................................       54,840
                                                                                                     -----------
           ENERGY
   5,000   Woodside Petroleum Ltd..................................................................       34,446
                                                                                                     -----------
           FINANCIAL SERVICES
  24,000   Tyndall Australia Ltd...................................................................       40,637
                                                                                                     -----------
           FOODS & BEVERAGES
  30,000   Goodman Fielder Ltd.....................................................................       47,320
                                                                                                     -----------
           TELECOMMUNICATIONS
   2,400   Telstra Corp., Ltd. (ADR)*..............................................................      108,450
                                                                                                     -----------
           TOTAL AUSTRALIA.........................................................................      285,693
                                                                                                     -----------
           BELGIUM (0.3%)
           RETAIL
   1,000   G.I.B. Holdings Ltd.....................................................................       48,988
                                                                                                     -----------
           BRAZIL (1.5%)
           TELECOMMUNICATIONS
   1,400   Telecommunicacoes Brasileiras S.A. (ADR)................................................      155,400
                                                                                                     -----------
           UTILITIES - ELECTRIC
   7,500   Companhia Paranaense de Energia - Copel (ADR)...........................................       90,000
                                                                                                     -----------

           TOTAL BRAZIL............................................................................      245,400
                                                                                                     -----------

           CANADA (1.7%)
           BANKING
   2,000   Royal Bank of Canada....................................................................      104,891
                                                                                                     -----------
           BIOTECHNOLOGY
   5,500   BioChem Pharma, Inc.*...................................................................      112,062
                                                                                                     -----------


NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------

           COMPUTERS - SYSTEMS
   2,000   Geac Computer Corp., Ltd.*..............................................................  $    66,630
                                                                                                     -----------

           TOTAL CANADA............................................................................      283,583
                                                                                                     -----------

           CHILE (0.6%)
           TELECOMMUNICATIONS
   2,000   Compania de Telecommunicaciones de Chile S.A. (ADR).....................................       48,125
                                                                                                     -----------
           UTILITIES - ELECTRIC
   2,000   Enersis S.A. (ADR)......................................................................       52,875
                                                                                                     -----------

           TOTAL CHILE.............................................................................      101,000
                                                                                                     -----------

           CHINA (0.2%)
           TELECOMMUNICATIONS
   1,300   China Telecom (Hong Kong) Ltd. (ADR)*...................................................       40,869
                                                                                                     -----------

           DENMARK (1.4%)
           PHARMACEUTICALS
   1,000   Novo-Nordisk AS (Series B)..............................................................      143,462
                                                                                                     -----------
           TRANSPORTATION
     700   Kobenhavns Lufthavne AS.................................................................       80,840
                                                                                                     -----------

           TOTAL DENMARK...........................................................................      224,302
                                                                                                     -----------

           FINLAND (0.4%)
           MANUFACTURING
     800   KCI Konecranes International............................................................       27,451
                                                                                                     -----------
           PHARMACEUTICALS
   1,400   Orion-yhtymae Oy (B Shares).............................................................       42,350
                                                                                                     -----------

           TOTAL FINLAND...........................................................................       69,801
                                                                                                     -----------

           FRANCE (6.3%)
           AEROSPACE & DEFENSE
   3,000   Thomson CSF.............................................................................      102,765
                                                                                                     -----------
           AUTOMOTIVE
   1,200   Compagnie Generale des Etablissements Michelin (B Shares)...............................       63,910
   1,200   Valeo S.A...............................................................................       83,837
                                                                                                     -----------
                                                                                                         147,747
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS JANUARY 31, 1998 (UNAUDITED) CONTINUED


NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           BANKING
   1,600   Banque Nationale de Paris...............................................................  $    82,629
                                                                                                     -----------
           ENERGY
     700   Elf Aquitaine S.A.......................................................................       79,015
                                                                                                     -----------
           FINANCIAL SERVICES
   1,100   Compagnie Financiere de Paribas (A Shares)..............................................       98,328
     350   Dexia France............................................................................       41,620
                                                                                                     -----------
                                                                                                         139,948
                                                                                                     -----------
           INSURANCE
   1,400   AXA-UAP.................................................................................      116,238
                                                                                                     -----------
           LEISURE
     600   Accor S.A...............................................................................      118,033
                                                                                                     -----------
           MEDIA
     700   Havas S.A...............................................................................       49,978
                                                                                                     -----------
           TELECOMMUNICATIONS
   3,000   France Telecom S.A. (ADR)*..............................................................      127,125
                                                                                                     -----------
           TELECOMMUNICATIONS EQUIPMENT
     600   Alcatel Alsthom.........................................................................       79,569
                                                                                                     -----------
           TOTAL FRANCE............................................................................    1,043,047
                                                                                                     -----------

           GERMANY (2.8%)
           APPAREL
     400   Adidas AG...............................................................................       58,721
      20   Hugo Boss AG (Pref.)....................................................................       28,431
                                                                                                     -----------
                                                                                                          87,152
                                                                                                     -----------
           AUTOMOTIVE
      90   Bayerische Motoren Werke (BMW) AG.......................................................       71,842
     300   MAN AG..................................................................................       80,536
                                                                                                     -----------
                                                                                                         152,378
                                                                                                     -----------
           CHEMICALS
   1,200   Bayer AG................................................................................       45,074
     600   SGL Carbon AG...........................................................................       75,451
                                                                                                     -----------
                                                                                                         120,525
                                                                                                     -----------
           MACHINERY - DIVERSIFIED
     100   Mannesmann AG...........................................................................       56,916
                                                                                                     -----------
           TELECOMMUNICATIONS
     900   Siemens AG..............................................................................       54,989
                                                                                                     -----------

           TOTAL GERMANY...........................................................................      471,960
                                                                                                     -----------


NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------


           HONG KONG (2.9%)
           BANKING
  12,000   Guoco Group Ltd.........................................................................  $    17,846
   3,140   HSBC Holdings PLC.......................................................................       69,638
                                                                                                     -----------
                                                                                                          87,484
                                                                                                     -----------
           CONGLOMERATES
  11,000   Hutchison Whampoa, Ltd..................................................................       64,723
                                                                                                     -----------
           REAL ESTATE
  15,000   Cheung Kong (Holdings) Ltd..............................................................       76,620
  14,000   New World Development Co., Ltd..........................................................       33,764
   6,000   Sun Hung Kai Properties Ltd.............................................................       30,803
                                                                                                     -----------
                                                                                                         141,187
                                                                                                     -----------
           UTILITIES
  36,600   Hong Kong & China Gas Co., Ltd..........................................................       61,528
                                                                                                     -----------
           UTILITIES - ELECTRIC
  23,000   CLP Holdings Ltd........................................................................      126,406
                                                                                                     -----------

           TOTAL HONG KONG.........................................................................      481,328
                                                                                                     -----------

           INDIA (0.4%)
           TELECOMMUNICATIONS
   5,000   Mahanagar Telephone Nigam Ltd. (GDR)*...................................................       75,312
                                                                                                     -----------

           ISRAEL (0.3%)
           RETAIL
   4,000   Supersol Ltd. (ADR).....................................................................       55,000
                                                                                                     -----------

           ITALY (2.1%)
           BANKING
  36,000   Banca Commerciale Italiana..............................................................      147,419
                                                                                                     -----------
           ENERGY
   1,500   Ente Nazionale Idrocarburi SpA (ADR)*...................................................       87,937
                                                                                                     -----------
           TELECOMMUNICATIONS
  16,000   Telecom Italia SpA......................................................................      110,825
                                                                                                     -----------

           TOTAL ITALY.............................................................................      346,181
                                                                                                     -----------

           JAPAN (6.4%)
           AUTOMOTIVE
   2,000   Honda Motor Co..........................................................................       72,656
   4,000   Suzuki Motor Co., Ltd...................................................................       36,879
                                                                                                     -----------
                                                                                                         109,535
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS JANUARY 31, 1998 (UNAUDITED) CONTINUED


NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           BANKING
  18,000   Sakura Bank Ltd.........................................................................  $    67,376
                                                                                                     -----------
           BUILDING & CONSTRUCTION
   5,000   Sekisui House Ltd.......................................................................       41,371
                                                                                                     -----------
           BUSINESS SERVICES
   1,000   Secom Co................................................................................       63,042
                                                                                                     -----------
           COMPUTERS
   6,000   Fujitsu, Ltd............................................................................       68,558
                                                                                                     -----------
           ELECTRONICS
   1,000   Sony Corp...............................................................................       92,199
                                                                                                     -----------
           ELECTRONICS - SEMICONDUCTORS/COMPONENTS
   1,000   Rohm Co., Ltd...........................................................................      109,535
                                                                                                     -----------
           FINANCIAL SERVICES
   5,000   Nomura Securities Co., Ltd..............................................................       66,982
                                                                                                     -----------
           INTERNATIONAL TRADE
  10,000   Mitsui & Co.............................................................................       66,351
                                                                                                     -----------
           MACHINERY
   5,000   Minebea Co., Ltd........................................................................       53,192
                                                                                                     -----------
           PHARMACEUTICALS
   2,000   Terumo Corp.............................................................................       32,151
                                                                                                     -----------
           REAL ESTATE
   5,000   Mitsui Fudosan Co., Ltd.................................................................       49,645
                                                                                                     -----------
           RESTAURANTS
       5   Yoshinoya D & C Co., Ltd................................................................       47,281
                                                                                                     -----------
           TELECOMMUNICATIONS
      10   Nippon Telegraph & Telephone Corp.......................................................       90,623
                                                                                                     -----------
           TIRE & RUBBER GOODS
   4,000   Bridgestone Corp........................................................................       96,139
                                                                                                     -----------
           TOTAL JAPAN.............................................................................    1,053,980
                                                                                                     -----------
           MALAYSIA (0.5%)
           NATURAL GAS
  20,000   Petronas Gas Berhad.....................................................................       44,205
                                                                                                     -----------
           UTILITIES - ELECTRIC
  20,000   Tenaga Nasional Berhad..................................................................       33,931
                                                                                                     -----------
           TOTAL MALAYSIA..........................................................................       78,136
                                                                                                     -----------
           MEXICO (2.8%)
           BANKING
  80,000   Grupo Financiero Bancomer, S.A. de C.V. (Series B)*.....................................       42,364
                                                                                                     -----------


NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------

           BEVERAGES - SOFT DRINKS
   6,900   Coca-Cola Femsa S.A. de C.V. (ADR)......................................................  $   127,650
                                                                                                     -----------
           BUILDING MATERIALS
  15,087   Cemex S.A. de C.V. (B Shares)*..........................................................       63,843
                                                                                                     -----------
           CONGLOMERATES
   1,207   DESC S.A. de C.V. (Series C) (ADR)......................................................       35,456
   7,000   Grupo Carso S.A. de C.V. (Series A1)....................................................       39,882
                                                                                                     -----------
                                                                                                          75,338
                                                                                                     -----------
           PAPER & FOREST PRODUCTS
  14,000   Kimberly-Clark de Mexico S.A. de C.V. (A Shares)........................................       60,071
                                                                                                     -----------
           TELECOMMUNICATIONS
   2,000   Telefonos de Mexico S.A. de C.V. (Series L) (ADR).......................................       98,500
                                                                                                     -----------

           TOTAL MEXICO............................................................................      467,766
                                                                                                     -----------
           NETHERLANDS (4.0%)
           BUILDING MATERIALS
     800   Hunter Douglas NV.......................................................................       30,266
                                                                                                     -----------
           BUSINESS & PUBLIC SERVICES
   1,750   Randstad Holdings NV....................................................................       70,452
                                                                                                     -----------
           CHEMICALS
     750   Akzo Nobel NV...........................................................................      135,762
                                                                                                     -----------
           ELECTRONICS
   2,000   Philips Electronics NV..................................................................      135,034
                                                                                                     -----------
           FOOD PROCESSING
   1,000   Koninklijke Numico NV...................................................................       31,721
                                                                                                     -----------
           HOUSEHOLD FURNISHINGS & APPLIANCES
   1,400   Koninklijke Ahrend Groep NV.............................................................       42,577
                                                                                                     -----------
           INSURANCE
     500   Aegon NV................................................................................       47,703
     875   ING Groep NV............................................................................       40,064
                                                                                                     -----------
                                                                                                          87,767
                                                                                                     -----------
           PUBLISHING
   2,900   Elsevier NV.............................................................................       49,091
                                                                                                     -----------
           RETAIL
   2,700   Koninklijke Ahold NV....................................................................       74,385
                                                                                                     -----------

           TOTAL NETHERLANDS.......................................................................      657,055
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS JANUARY 31, 1998 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           PERU (0.2%)
           BANKING
   7,000   Banco Wiese (ADR).......................................................................  $    34,125
                                                                                                     -----------
           PHILIPPINES (0.3%)
           TELECOMMUNICATIONS
   1,700   Philippine Long Distance Telephone Co. (ADR)............................................       44,625
                                                                                                     -----------
           PORTUGAL (0.9%)
           TELECOMMUNICATIONS
   1,600   Portugal Telecom S.A. (ADR).............................................................       81,400
     500   Telecel-Comunicacoes Pessoais S.A.*.....................................................       64,112
                                                                                                     -----------
           TOTAL PORTUGAL..........................................................................      145,512
                                                                                                     -----------
           SINGAPORE (0.9%)
           BANKING
   4,500   Development Bank of Singapore, Ltd......................................................       28,905
                                                                                                     -----------
           UTILITIES - TELECOMMUNICATIONS
  59,000   Singapore Telecommunications, Ltd.......................................................      117,139
                                                                                                     -----------

           TOTAL SINGAPORE.........................................................................      146,044
                                                                                                     -----------

           SOUTH AFRICA (0.2%)
           COMPUTERS - SYSTEMS
   2,462   Dimension Data Holdings Ltd. (GDR) - 144A** *...........................................       35,084
                                                                                                     -----------
           SPAIN (2.2%)
           BANKING
   2,000   Banco Popular Espanol S.A...............................................................      150,870
                                                                                                     -----------
           RETAIL
   5,100   Centros Comerciales Pryca S.A...........................................................       89,768
                                                                                                     -----------
           TELECOMMUNICATIONS
     700   Telefonica de Espana S.A. (ADR).........................................................       68,338
                                                                                                     -----------
           UTILITIES - ELECTRIC
   2,800   Endesa S.A..............................................................................       53,978
                                                                                                     -----------

           TOTAL SPAIN.............................................................................      362,954
                                                                                                     -----------

           SWEDEN (0.9%)
           AUTOMOTIVE
   2,200   Scania AB (A Shares)....................................................................       47,752
                                                                                                     -----------


NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------

           MACHINERY
   2,300   Kalmar Industries AB....................................................................  $    35,031
                                                                                                     -----------
           MANUFACTURING
   1,200   Assa Abloy AB (Series B)................................................................       29,598
                                                                                                     -----------
           TELECOMMUNICATIONS
   1,000   Ericsson (L.M.) Telephone Co. AB (Series "B" Free)......................................       39,217
                                                                                                     -----------

           TOTAL SWEDEN............................................................................      151,598
                                                                                                     -----------

           SWITZERLAND (2.8%)
           BUILDING MATERIALS
      50   Holderbank Financiere Glarus AG (B Shares)..............................................       41,192
                                                                                                     -----------
           ENGINEERING
      40   ABB AG - Bearer.........................................................................       50,949
                                                                                                     -----------
           FOOD PROCESSING
     100   Nestle S.A..............................................................................      159,553
                                                                                                     -----------
           PHARMACEUTICALS
      32   Novartis AG.............................................................................       54,851
      30   Novartis AG - Bearer....................................................................       51,524
      10   Roche Holdings AG.......................................................................      103,930
                                                                                                     -----------
                                                                                                         210,305
                                                                                                     -----------

           TOTAL SWITZERLAND.......................................................................      461,999
                                                                                                     -----------

           TAIWAN (0.3%)
           ELECTRONICS - SEMICONDUCTORS/COMPONENTS
   2,000   Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)*.....................................       47,500
                                                                                                     -----------

           UNITED KINGDOM (15.9%)
           AEROSPACE
  16,453   Rolls-Royce PLC.........................................................................       55,633
                                                                                                     -----------
           AEROSPACE & DEFENSE
   3,996   British Aerospace PLC...................................................................      103,787
                                                                                                     -----------
           AUTO PARTS - ORIGINAL EQUIPMENT
  11,000   BBA Group PLC...........................................................................       64,507
  26,200   LucasVarity PLC.........................................................................       88,591
                                                                                                     -----------
                                                                                                         153,098
                                                                                                     -----------
           BANKING
   3,600   Abbey National PLC......................................................................       72,331
   7,103   National Westminster Bank PLC...........................................................      127,050
                                                                                                     -----------
                                                                                                         199,381
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS JANUARY 31, 1998 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           BEVERAGES
   5,800   Bass PLC................................................................................  $    91,901
                                                                                                     -----------
           BUILDING & CONSTRUCTION
   5,963   Blue Circle Industries PLC..............................................................       31,559
                                                                                                     -----------
           BUSINESS SERVICES
   3,400   Compass Group PLC.......................................................................       45,986
   3,000   Reuters Holdings PLC....................................................................       26,953
                                                                                                     -----------
                                                                                                          72,939
                                                                                                     -----------
           COMPUTER SOFTWARE & SERVICES
   3,500   SEMA Group PLC..........................................................................       99,194
                                                                                                     -----------
           CONGLOMERATES
   9,302   Tomkins PLC.............................................................................       50,143
                                                                                                     -----------
           ELECTRONICS
   6,000   General Electric Co. PLC................................................................       37,538
                                                                                                     -----------
           ENERGY
  17,300   Shell Transport & Trading Co. PLC.......................................................      117,560
                                                                                                     -----------
           FOOD PROCESSING
  10,000   Devro PLC...............................................................................       64,850
   6,000   Unilever PLC............................................................................       47,216
                                                                                                     -----------
                                                                                                         112,066
                                                                                                     -----------
           HOUSEHOLD PRODUCTS
   7,000   Reckitt & Colman PLC....................................................................      112,630
                                                                                                     -----------
           INSURANCE
   4,200   Britannic Assurance PLC.................................................................       81,985
   5,700   Commercial Union PLC....................................................................       92,178
  10,731   Royal & Sun Alliance Insurance Group PLC................................................      121,477
                                                                                                     -----------
                                                                                                         295,640
                                                                                                     -----------
           LEISURE
   2,671   Granada Group PLC.......................................................................       42,017
  15,000   Rank Group PLC..........................................................................       73,446
                                                                                                     -----------
                                                                                                         115,463
                                                                                                     -----------
           PHARMACEUTICALS
  12,000   British Biotech PLC*....................................................................       26,855
   8,286   Glaxo Wellcome PLC......................................................................      222,383
                                                                                                     -----------
                                                                                                         249,238
                                                                                                     -----------
           PUBLISHING
   7,000   Reed International PLC..................................................................       72,152
                                                                                                     -----------
           RETAIL
   6,200   Next PLC................................................................................       74,185
   9,500   Sainsbury (J.) PLC......................................................................       77,126
                                                                                                     -----------
                                                                                                         151,311
                                                                                                     -----------


NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------

           TELECOMMUNICATIONS
  10,000   British Telecommunications PLC..........................................................  $    95,560
   4,300   Esat Telecom Group PLC (ADR)*...........................................................       72,563
   9,602   Securicor PLC...........................................................................       51,733
  12,000   Vodafone Group PLC......................................................................       92,227
                                                                                                     -----------
                                                                                                         312,083
                                                                                                     -----------
           TRANSPORTATION
   7,811   British Airways PLC.....................................................................       65,710
                                                                                                     -----------
           UTILITIES - ELECTRIC
  11,500   National Power PLC......................................................................      125,298
                                                                                                     -----------

           TOTAL UNITED KINGDOM....................................................................    2,624,324
                                                                                                     -----------

           UNITED STATES (36.5%)
           AEROSPACE & DEFENSE
   6,200   Loral Space & Communications Ltd.*......................................................      136,788
                                                                                                     -----------
           ALUMINUM
   2,100   Aluminum Co. of America.................................................................      160,387
                                                                                                     -----------
           AUTOMOTIVE
   3,800   Chrysler Corp...........................................................................      132,287
   3,000   Ford Motor Co...........................................................................      153,000
                                                                                                     -----------
                                                                                                         285,287
                                                                                                     -----------
           BANKS
   2,300   First Tennessee National Corp...........................................................      135,412
                                                                                                     -----------
           BEVERAGES - SOFT DRINKS
   3,700   PepsiCo, Inc............................................................................      133,431
                                                                                                     -----------
           BUILDING MATERIALS
   3,200   Champion International Corp.............................................................      163,800
                                                                                                     -----------
           CHEMICALS
   1,400   Dow Chemical Co.........................................................................      126,000
   4,500   Georgia Gulf Corp.......................................................................      146,812
   3,200   Monsanto Co.............................................................................      151,800
                                                                                                     -----------
                                                                                                         424,612
                                                                                                     -----------
           COMMERCIAL SERVICES
  10,000   Actrade International, Ltd.*............................................................      221,250
                                                                                                     -----------
           COMMUNICATIONS - EQUIPMENT & SOFTWARE
   2,400   Cisco Systems, Inc.*....................................................................      151,350
                                                                                                     -----------
           COMPUTERS
   5,100   Gateway 2000, Inc.*.....................................................................      192,206
                                                                                                     -----------
           COMPUTERS - SYSTEMS
   2,800   Diebold, Inc............................................................................      139,300
   2,300   Hewlett-Packard Co......................................................................      138,000

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS JANUARY 31, 1998 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
   3,500   Sun Microsystems, Inc.*.................................................................  $   167,781
                                                                                                     -----------
                                                                                                         445,081
                                                                                                     -----------
           ELECTRICAL EQUIPMENT
   2,000   Honeywell, Inc..........................................................................      140,125
                                                                                                     -----------
           ELECTRONICS - SEMICONDUCTORS/COMPONENTS
   1,800   Intel Corp..............................................................................      145,800
                                                                                                     -----------
           ENTERTAINMENT
   1,400   Walt Disney Co..........................................................................      149,188
                                                                                                     -----------
           FINANCIAL SERVICES
   1,700   American Express Co.....................................................................      142,269
   2,500   Fannie Mae..............................................................................      154,375
   2,500   Travelers Group, Inc....................................................................      123,750
                                                                                                     -----------
                                                                                                         420,394
                                                                                                     -----------
           FOODS
   1,900   General Mills, Inc......................................................................      141,431
                                                                                                     -----------
           HOUSEHOLD FURNISHINGS & APPLIANCES
   4,100   Maytag Corp.............................................................................      157,594
                                                                                                     -----------
           HOUSEHOLD PRODUCTS - NON-DURABLE
   2,000   Colgate-Palmolive Co....................................................................      146,500
                                                                                                     -----------
           MEDICAL SERVICES
   3,100   HBO & Co................................................................................      162,169
                                                                                                     -----------
           OFFSHORE DRILLING
   2,900   Diamond Offshore Drilling, Inc..........................................................      129,594
                                                                                                     -----------
           OIL - INTEGRATED - DOMESTIC
   1,800   Atlantic Richfield Co...................................................................      133,875
                                                                                                     -----------
           OIL - INTEGRATED - INTERNATIONAL
   1,800   Chevron Corp............................................................................      134,663
   2,200   Exxon Corp..............................................................................      130,488
   2,000   Mobil Corp..............................................................................      136,250
                                                                                                     -----------
                                                                                                         401,401
                                                                                                     -----------
           OIL WELL EQUIPMENT & SERVICE
   1,800   Schlumberger, Ltd.......................................................................      132,638
                                                                                                     -----------
           PHARMACEUTICALS
   2,100   Abbott Laboratories.....................................................................      148,706
   2,000   American Home Products Corp.............................................................      190,875
                                                                                                     -----------
                                                                                                         339,581
                                                                                                     -----------
           RETAIL - SPECIALTY
   4,100   Bed Bath & Beyond, Inc.*................................................................      162,463
   5,700   Pep Boys-Manny, Moe & Jack..............................................................      124,688
                                                                                                     -----------
                                                                                                         287,151
                                                                                                     -----------
           RETAIL - SPECIALTY APPAREL
   3,750   Gap, Inc................................................................................      146,484
                                                                                                     -----------


NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------


           SAVINGS & LOAN COMPANIES
   2,300   Ahmanson (H.F.) & Co....................................................................  $   134,119
   1,500   Golden West Financial Corp..............................................................      126,656
                                                                                                     -----------
                                                                                                         260,775
                                                                                                     -----------
           STEEL
   2,800   Nucor Corp..............................................................................      133,350
                                                                                                     -----------
           TRUCKERS
   6,000   Yellow Corp.*...........................................................................      155,250
                                                                                                     -----------

           TOTAL UNITED STATES.....................................................................    6,032,904
                                                                                                     -----------

           TOTAL COMMON AND PREFERRED STOCKS
           (IDENTIFIED COST $13,567,636)...........................................................   16,210,047
                                                                                                     -----------


PRINCIPAL
AMOUNT IN
THOUSANDS
---------
           SHORT-TERM INVESTMENT (3.9%)
           REPURCHASE AGREEMENT
$    637   The Bank of New York 5.375% due 02/02/98 (dated 01/30/98; proceeds $637,783) (IDENTIFIED
             COST $637,497) (a)....................................................................      637,497
                                                                                                     -----------




TOTAL INVESTMENTS
(IDENTIFIED COST $14,205,133) (b)..........................................................  101.9%    16,847,544

LIABILITIES IN EXCESS OF OTHER ASSETS......................................................   (1.9)      (307,800)
                                                                                             ------  ------------

NET ASSETS.................................................................................  100.0%  $ 16,539,744
                                                                                             ------  ------------
                                                                                             ------  ------------


---------------------

ADR  American Depository Receipt.
GDR  Global Depository Receipt.
 *   Non-income producing security.
**   Resale is restricted to qualified institutional investors.
(a) Collateralized by $632,131 U.S. Treasury Note 6.75% due 05/31/99 valued at $650,247.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $3,318,087 and the aggregate gross unrealized depreciation is $675,676, resulting in net unrealized appreciation of $2,642,411.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS JANUARY 31, 1998 (UNAUDITED) CONTINUED

          FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT JANUARY 31, 1998:



                            IN                         UNREALIZED
   CONTRACTS TO          EXCHANGE        DELIVERY    APPRECIATION/
      RECEIVE               FOR            DATE      (DEPRECIATION)
--------------------------------------------------------------------

ESP  5,233,996       $          34,075    02/02/98     $     (330)
L       22,579       $          37,097    02/03/98           (215)
$       27,614       DEM        50,376    02/04/98             71
$       88,025       FRF       540,474    02/27/98           (136)
FRF    306,396       $          50,586    02/27/98           (607)
                                                          -------
      Net unrealized depreciation  ...............     $   (1,217)
                                                          -------
                                                          -------



                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - GLOBAL EQUITY
SUMMARY OF INVESTMENTS JANUARY 31, 1998 (UNAUDITED)


                                                                                                  PERCENT OF
INDUSTRY                                                                                VALUE     NET ASSETS

------------------------------------------------------------------------------------------------------------
Aerospace..........................................................................  $    55,633        0.3%
Aerospace & Defense................................................................      343,340        2.1
Aluminum...........................................................................      160,387        1.0
Apparel............................................................................       87,152        0.5
Auto Parts - Original Equipment....................................................      153,098        0.9
Automotive.........................................................................      742,699        4.5
Banking............................................................................    1,049,248        6.4
Banks..............................................................................      135,412        0.8
Beverages..........................................................................       91,901        0.6
Beverages - Soft Drinks............................................................      261,081        1.6
Biotechnology......................................................................      112,062        0.7
Building & Construction............................................................       72,930        0.4
Building Materials.................................................................      299,101        1.8
Business & Public Services.........................................................       70,452        0.4
Business Services..................................................................      135,981        0.8
Chemicals..........................................................................      680,899        4.1
Commercial Services................................................................      221,250        1.3
Communications - Equipment & Software..............................................      151,350        0.9
Computer Software & Services.......................................................       99,194        0.6
Computers..........................................................................      260,764        1.6
Computers - Systems................................................................      546,795        3.3
Conglomerates......................................................................      190,204        1.2
Electrical Equipment...............................................................      140,125        0.9
Electronics........................................................................      264,771        1.6
Electronics - Semiconductors/Components............................................      302,835        1.8
Energy.............................................................................      318,958        1.9
Engineering........................................................................       50,949        0.3
Entertainment......................................................................      149,188        0.9
Financial Services.................................................................      667,961        4.0
Food Processing....................................................................      303,340        1.8
Foods..............................................................................      141,431        0.9
Foods & Beverages..................................................................       47,320        0.3
Household Furnishings & Appliances.................................................      200,171        1.2
Household Products.................................................................      112,630        0.7
Household Products - Non - Durable.................................................      146,500        0.9
Insurance..........................................................................      499,645        3.0
International Trade................................................................       66,351        0.4


                                                                                                  PERCENT OF
INDUSTRY                                                                                VALUE     NET ASSETS
------------------------------------------------------------------------------------------------------------

Leisure............................................................................  $   233,496        1.4%
Machinery..........................................................................       88,223        0.5
Machinery - Diversified............................................................       56,916        0.3
Manufacturing......................................................................       57,049        0.3
Media..............................................................................       49,978        0.3
Medical Services...................................................................      162,169        1.0
Natural Gas........................................................................       44,205        0.3
Offshore Drilling..................................................................      129,594        0.8
Oil - Integrated - Domestic........................................................      133,875        0.8
Oil - Integrated - International...................................................      401,401        2.4
Oil Well Equipment & Service.......................................................      132,638        0.8
Paper & Forest Products............................................................       60,071        0.4
Pharmaceuticals....................................................................    1,017,087        6.2
Publishing.........................................................................      121,243        0.7
Real Estate........................................................................      190,832        1.2
Repurchase Agreement...............................................................      637,497        3.9
Restaurants........................................................................       47,281        0.3
Retail.............................................................................      419,452        2.5
Retail - Specialty.................................................................      287,151        1.7
Retail - Specialty Apparel.........................................................      146,484        0.9
Savings & Loan Companies...........................................................      260,775        1.6
Steel..............................................................................      133,350        0.8
Telecommunications.................................................................    1,565,006        9.5
Telecommunications Equipment.......................................................       79,569        0.5
Tire & Rubber Goods................................................................       96,139        0.6
Transportation.....................................................................      146,550        0.9
Truckers...........................................................................      155,250        0.9
Utilities..........................................................................       61,528        0.4
Utilities - Electric...............................................................      482,488        2.9
Utilities - Telecommunications.....................................................      117,139        0.7
                                                                                     -----------     -----
                                                                                     $16,847,544      101.9%
                                                                                     -----------     -----
                                                                                     -----------     -----




                                                                                                PERCENT OF
TYPE OF INVESTMENT                                                                  VALUE       NET ASSETS

------------------------------------------------------------------------------------------------------------
Common Stocks..................................................................  $16,181,616           97.8%
Preferred Stock................................................................       28,431            0.2
Short-Term Investment..........................................................      637,497            3.9
                                                                                 -----------         -----
                                                                                 $16,847,544          101.9%
                                                                                 -----------         -----
                                                                                 -----------         -----


                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - STRATEGIST
PORTFOLIO OF INVESTMENTS JANUARY 31, 1998 (UNAUDITED)

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (68.6%)
           AEROSPACE & DEFENSE (2.0%)
   3,260   General Motors Corp. (Class H)..........................................................  $   112,877
   3,100   Honeywell, Inc..........................................................................      217,194
   1,300   Thiokol Corp............................................................................      112,125
                                                                                                     -----------
                                                                                                         442,196
                                                                                                     -----------
           AIRLINES (1.0%)
   4,875   Continental Airlines, Inc. (Class B)*...................................................      226,078
                                                                                                     -----------
           ALUMINUM (0.9%)
   2,700   Aluminum Co. of America.................................................................      206,212
                                                                                                     -----------
           AUTOMOTIVE (2.0%)
   6,000   Chrysler Corp...........................................................................      208,875
   4,460   Ford Motor Co...........................................................................      227,460
                                                                                                     -----------
                                                                                                         436,335
                                                                                                     -----------
           BANKS - MONEY CENTER (1.7%)
   1,800   Chase Manhattan Corp....................................................................      192,937
   1,550   Citicorp................................................................................      184,450
                                                                                                     -----------
                                                                                                         377,387
                                                                                                     -----------
           BANKS - REGIONAL (1.9%)
   3,350   NationsBank Corp........................................................................      201,000
     750   Wells Fargo & Co........................................................................      231,750
                                                                                                     -----------
                                                                                                         432,750
                                                                                                     -----------
           BEVERAGES - SOFT DRINKS (0.9%)
   5,640   PepsiCo Inc.............................................................................      203,392
                                                                                                     -----------
           BIOTECHNOLOGY (0.2%)
   2,500   BioChem Pharma, Inc. (Canada)*..........................................................       50,937
                                                                                                     -----------
           BROADCAST MEDIA (0.8%)
   2,420   Clear Channel Communications, Inc.*.....................................................      186,340
                                                                                                     -----------
           CABLE/CELLULAR (1.2%)
   8,960   U.S. West Media Group, Inc.*............................................................      266,000
                                                                                                     -----------
           CHEMICALS (2.6%)
   2,500   Dow Chemical Co.........................................................................      225,000
     880   Du Pont (E.I.) De Nemours & Co., Inc....................................................       49,830
   1,650   Georgia Gulf Corp.......................................................................       53,831
   5,500   Monsanto Co.............................................................................      260,906
                                                                                                     -----------
                                                                                                         589,567
                                                                                                     -----------
           COMMUNICATIONS EQUIPMENT (3.3%)
   1,870   Bay Networks, Inc.*.....................................................................       50,841
   4,095   Cisco Systems, Inc.*....................................................................      258,241
   2,500   Lucent Technologies Inc.................................................................      221,250


NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------

   3,830   Tellabs, Inc.*..........................................................................  $   195,809
                                                                                                     -----------
                                                                                                         726,141
                                                                                                     -----------
           COMPUTER SOFTWARE (1.8%)
   1,070   HBO & Co................................................................................       55,974
   1,620   Microsoft Corp.*........................................................................      241,684
   2,000   Network Associates, Inc.*...............................................................      108,000
                                                                                                     -----------
                                                                                                         405,658
                                                                                                     -----------
           COMPUTERS (4.2%)
   2,220   Dell Computer Corp.*....................................................................      220,751
   4,730   Diebold, Inc............................................................................      235,318
   6,330   Gateway 2000, Inc.*.....................................................................      238,562
   4,880   Sun Microsystems, Inc.*.................................................................      233,935
                                                                                                     -----------
                                                                                                         928,566
                                                                                                     -----------
           CONSUMER PRODUCTS (1.0%)
   3,000   Colgate-Palmolive Co....................................................................      219,750
                                                                                                     -----------
           ELECTRICAL EQUIPMENT (1.6%)
   1,800   Emerson Electric Co.....................................................................      108,900
   3,160   General Electric Co.....................................................................      244,900
                                                                                                     -----------
                                                                                                         353,800
                                                                                                     -----------
           ENGINEERING & CONSTRUCTION (0.5%)
   2,900   Fluor Corp..............................................................................      109,294
                                                                                                     -----------
           ENTERTAINMENT (0.2%)
     500   Walt Disney Co..........................................................................       53,281
                                                                                                     -----------
           FINANCIAL SERVICES (2.9%)
   2,660   American Express Co.....................................................................      222,609
   3,400   Fannie Mae..............................................................................      209,950
   4,440   Travelers Group, Inc....................................................................      219,780
                                                                                                     -----------
                                                                                                         652,339
                                                                                                     -----------
           FOODS (2.1%)
   3,200   General Mills, Inc......................................................................      238,200
   5,100   Kellogg Co..............................................................................      235,556
                                                                                                     -----------
                                                                                                         473,756
                                                                                                     -----------
           HEALTHCARE - HMOS (0.8%)
   9,200   Humana, Inc.*...........................................................................      184,575
                                                                                                     -----------
           HOUSEHOLD APPLIANCES (1.1%)
   6,630   Maytag Corp.............................................................................      254,841
                                                                                                     -----------
           INSURANCE (4.0%)
   2,250   Ace, Ltd. (Bermuda).....................................................................      209,391
   2,000   American International Group, Inc.......................................................      220,625
   3,080   Chubb Corp..............................................................................      233,888
   4,940   Equitable Companies, Inc................................................................      227,240
                                                                                                     -----------
                                                                                                         891,144
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - STRATEGIST
PORTFOLIO OF INVESTMENTS JANUARY 31, 1998 (UNAUDITED) CONTINUED


NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           INTERNET (0.9%)
   2,100   America Online, Inc.*...................................................................  $   200,944
                                                                                                     -----------
           LIFE & HEALTH INSURANCE (0.2%)
   1,170   Conseco, Inc............................................................................       53,528
                                                                                                     -----------
           OFFICE EQUIPMENT & SUPPLIES (0.2%)
   1,700   IKON Office Solutions, Inc..............................................................       53,550
                                                                                                     -----------
           OIL - INTEGRATED - DOMESTIC (1.8%)
   3,600   Amerada Hess Corp.......................................................................      196,875
   2,670   Atlantic Richfield Co...................................................................      198,581
                                                                                                     -----------
                                                                                                         395,456
                                                                                                     -----------
           OIL - INTEGRATED - INTERNATIONAL (4.0%)
   1,500   Chevron Corp............................................................................      112,219
   3,420   Exxon Corp..............................................................................      202,849
   2,960   Mobil Corp..............................................................................      201,650
   3,880   Royal Dutch Petroleum Co. (ADR) (Netherlands)...........................................      198,850
   3,540   Texaco, Inc.............................................................................      184,301
                                                                                                     -----------
                                                                                                         899,869
                                                                                                     -----------
           PAPER PRODUCTS (1.7%)
   4,340   Bowater, Inc............................................................................      212,660
   3,400   Champion International Corp.............................................................      174,038
                                                                                                     -----------
                                                                                                         386,698
                                                                                                     -----------
           PHARMACEUTICALS (5.6%)
   3,400   Abbott Laboratories.....................................................................      240,763
   3,050   American Home Products Corp.............................................................      291,084
   3,660   Johnson & Johnson.......................................................................      244,991
   3,520   Lilly (Eli) & Co........................................................................      237,600
   1,570   Warner-Lambert Co.......................................................................      236,285
                                                                                                     -----------
                                                                                                       1,250,723
                                                                                                     -----------
           RAILROAD EQUIPMENT (0.5%)
   2,400   Trinity Industries, Inc.................................................................      108,600
                                                                                                     -----------
           RETAIL - DEPARTMENT STORES (1.7%)
  15,500   Kmart Corp.*............................................................................      170,500
   4,070   May Department Stores Co................................................................      213,929
                                                                                                     -----------
                                                                                                         384,429
                                                                                                     -----------
           RETAIL - SPECIALTY (5.1%)
   5,200   Bed Bath & Beyond, Inc.*................................................................      206,050
   5,570   Costco Companies, Inc.*.................................................................      241,599
   4,000   Home Depot, Inc.........................................................................      241,250
   3,590   Payless ShoeSource, Inc.*...............................................................      233,574
   5,000   Pep Boys-Manny, Moe & Jack..............................................................      109,375
   4,600   Pier 1 Imports, Inc.....................................................................      107,525
                                                                                                     -----------
                                                                                                       1,139,373
                                                                                                     -----------


NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------

           RETAIL - SPECIALTY APPAREL (2.3%)
   6,555   Gap, Inc. (The).........................................................................  $   256,055
   8,530   Wet Seal, Inc. (Class A)*...............................................................      260,698
                                                                                                     -----------
                                                                                                         516,753
                                                                                                     -----------
           SAVINGS & LOAN ASSOCIATIONS (1.2%)
     540   Golden West Financial Corp..............................................................       45,596
   3,300   Washington Mutual, Inc..................................................................      212,025
                                                                                                     -----------
                                                                                                         257,621
                                                                                                     -----------
           SEMICONDUCTORS (0.9%)
   2,430   Intel Corp..............................................................................      196,830
                                                                                                     -----------
           STEEL (0.9%)
   4,130   Nucor Corp..............................................................................      196,691
                                                                                                     -----------
           TELECOMMUNICATIONS (0.9%)
   6,280   Winstar Communications, Inc.*...........................................................      205,278
                                                                                                     -----------
           TOBACCO (1.0%)
   5,300   Philip Morris Companies, Inc............................................................      219,950
                                                                                                     -----------
           TRANSPORTATION - MISCELLANEOUS (0.2%)
     740   Airborne Freight Corp...................................................................       52,633
                                                                                                     -----------
           TRUCKERS (0.8%)
   6,790   Yellow Corp.*...........................................................................      175,691
                                                                                                     -----------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $12,748,839)...........................................................   15,364,956
                                                                                                     -----------


PRINCIPAL
AMOUNT IN
THOUSANDS
---------
           CORPORATE BONDS (4.1%)
           BANKS (1.9%)
$    100   Central Fidelity Capital I Inc. (Series A)
             6.594%+ due 04/15/27..................................................................      101,925
     100   Centura Capital Trust I - 144A**
             8.845% due 06/01/27...................................................................      111,500
     100   MBNA Capital I (Series A)
             8.278% due 12/01/26...................................................................      104,288
     100   Norwest Financial, Inc.
             6.20% due 02/15/01....................................................................      101,140
                                                                                                     -----------
                                                                                                         418,853
                                                                                                     -----------
           BROKERAGE (0.5%)
     100   Bear Stearns Co., Inc.
             6.75% due 12/15/07....................................................................      101,716
                                                                                                     -----------
           CABLE & TELECOMMUNICATIONS (0.5%)
     100   Time Warner Entertainment Co.
             8.375% due 03/15/23...................................................................      114,351
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - STRATEGIST
PORTFOLIO OF INVESTMENTS JANUARY 31, 1998 (UNAUDITED) CONTINUED


PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
           OIL - DOMESTIC (0.3%)
$     50   Occidental Petroleum Corp.
             11.125% due 08/01/10..................................................................  $    69,469
                                                                                                     -----------
           OIL - INTEGRATED - DOMESTIC (0.4%)
     100   Mitchell Energy & Development Corp.
             6.75% due 02/15/04....................................................................      100,556
                                                                                                     -----------
           RECREATION (0.5%)
     100   Carnival Cruise Lines (Panama)
             7.20% due 10/01/23....................................................................      104,848
                                                                                                     -----------

           TOTAL CORPORATE BONDS
           (IDENTIFIED COST $886,461)..............................................................      909,793
                                                                                                     -----------
           U.S. GOVERNMENT OBLIGATIONS (17.2%)
     400   U.S. Treasury Bond 6.50% due 11/15/26...................................................      434,880
     200   U.S. Treasury Bond 6.625% due 02/15/27..................................................      221,034
     315   U.S. Treasury Bond 6.875% due 08/15/25..................................................      357,254
     150   U.S. Treasury Bond 7.625% due 02/15/25..................................................      185,241
     550   U.S. Treasury Note 5.125% due 11/30/98..................................................      549,224
     350   U.S. Treasury Note 5.625% due 11/30/00..................................................      352,418
     200   U.S. Treasury Note 5.75% due 08/15/03...................................................      202,894
     750   U.S. Treasury Note 5.875% due 04/30/98..................................................      750,938
      50   U.S. Treasury Note 6.375% due 01/15/99..................................................       50,505
     360   U.S. Treasury Note 6.875% due 08/31/99..................................................      368,388
     100   U.S. Treasury Note 6.875% due 05/15/06..................................................      108,634
     240   U.S. Treasury Note 7.25% due 05/15/04...................................................      262,490
                                                                                                     -----------

           TOTAL U.S. GOVERNMENT OBLIGATIONS
           (IDENTIFIED COST $3,690,528)............................................................    3,843,900
                                                                                                     -----------


PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------


           SHORT-TERM INVESTMENTS (9.9%)
           U.S. GOVERNMENT AGENCY (a) (8.9%)
$  2,000   Federal Home Loan Mortgage Corp. 5.57% due 02/02/98 (AMORTIZED COST $1,999,691).........  $ 1,999,691

           REPURCHASE AGREEMENT (1.0%)
     231   The Bank of New York 5.375% due 02/02/98 (dated 01/30/98;
             proceeds $231,243) (b) (IDENTIFIED COST $231,139).....................................      231,139
                                                                                                     -----------

           TOTAL SHORT-TERM INVESTMENTS
           (IDENTIFIED COST $2,230,830)............................................................    2,230,830
                                                                                                     -----------




TOTAL INVESTMENTS
(IDENTIFIED COST $19,556,658) (c)..........................................................   99.8%    22,349,479

OTHER ASSETS IN EXCESS OF LIABILITIES......................................................    0.2         43,305
                                                                                             ------  ------------

NET ASSETS.................................................................................  100.0%  $ 22,392,784
                                                                                             ------  ------------
                                                                                             ------  ------------


---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
**   Resale is restricted to qualified institutional investors.
 + Floating rate security. Coupon rate shown is the rate in effect at January 31, 1998.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $229,194 U.S. Treasury Note 6.75% due 05/31/99 valued at $235,762.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $3,083,220 and the aggregate gross unrealized depreciation is $290,399, resulting in net unrealized appreciation of $2,792,821.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES
FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES



JANUARY 31, 1998 (UNAUDITED)
                                                   U.S.
                                                GOVERNMENT         U.S.        INTERMEDIATE
                                   LIQUID         MONEY         GOVERNMENT        INCOME
                                   ASSET          MARKET        SECURITIES      SECURITIES
--------------------------------------------------------------------------------------------
ASSETS:
Investments in securities, at
  value*......................  $ 14,625,506  $   1,328,414   $   9,122,256   $   2,214,105
Cash..........................         6,323          3,934              --           3,102
Receivable for:
    Investments sold..........            --             --              --              --
    Shares of beneficial
      interest sold...........           218             --          11,954          17,687
    Dividends.................            --             --              --              --
    Interest..................            --             --          68,587          40,162
    Foreign withholding taxes
      reclaimed...............            --             --              --              --
Prepaid expenses and other
  assets......................        24,491         14,766          16,932          15,312
Receivable from affiliate.....            --         13,513           3,774           9,215
                                ------------  --------------  --------------  --------------
     TOTAL ASSETS.............    14,656,538      1,360,627       9,223,503       2,299,583
                                ------------  --------------  --------------  --------------
LIABILITIES:
Payable for:
    Investments purchased.....            --             --              --              --
    Shares of beneficial
      interest repurchased....        75,004             13          73,280          17,685
    Dividends to
      shareholders............            --             --           2,887           1,552
    Investment management
      fee.....................         1,518             --              --              --
Payable to bank...............            --             --              --              --
Accrued expenses and other
  payables....................        20,247         13,129          13,399          15,208
Organizational expenses
  payable.....................         5,441          5,596           5,494           5,507
                                ------------  --------------  --------------  --------------
     TOTAL LIABILITIES........       102,210         18,738          95,060          39,952
                                ------------  --------------  --------------  --------------
NET ASSETS:
Paid-in-capital...............    14,554,269      1,341,889       8,848,631       2,293,628
Accumulated undistributed net
  investment income (loss)....            59             --           1,523              --
Accumulated undistributed net
  realized gain (loss)........            --             --          20,393         (86,721)
Net unrealized appreciation...            --             --         257,896          52,724
                                ------------  --------------  --------------  --------------
     NET ASSETS...............  $ 14,554,328  $   1,341,889   $   9,128,443   $   2,259,631
                                ------------  --------------  --------------  --------------
                                ------------  --------------  --------------  --------------
     *IDENTIFIED COST.........  $ 14,625,506  $   1,328,414   $   8,864,360   $   2,161,381
                                ------------  --------------  --------------  --------------
                                ------------  --------------  --------------  --------------
     SHARES OF BENEFICIAL
     INTEREST OUTSTANDING.....    14,554,269      1,343,135         907,586         231,029
                                ------------  --------------  --------------  --------------
                                ------------  --------------  --------------  --------------
NET ASSET VALUE PER SHARE
(UNLIMITED AUTHORIZED SHARES
OF $.01 PAR VALUE)............         $1.00          $1.00          $10.06           $9.78
                                ------------  --------------  --------------  --------------
                                ------------  --------------  --------------  --------------


                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES
FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
JANUARY 31, 1998 (UNAUDITED)



                                 AMERICAN     CAPITAL     DIVIDEND                 VALUE-ADDED    GLOBAL
                                   VALUE       GROWTH      GROWTH      UTILITIES     MARKET       EQUITY     STRATEGIST

------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in securities, at
  value*......................  $51,961,912  $3,278,978  $108,676,912 $ 5,781,104  $21,680,008  $16,847,544  $22,349,479
Cash..........................       22,586       6,336           --           --           --           --           --
Receivable for:
    Investments sold..........    3,730,008      64,521    1,094,766           --    1,808,050      115,705           --
    Shares of beneficial
      interest sold...........      128,546       6,606      132,946        7,995       20,597       43,821       42,041
    Dividends.................       34,902         474      145,893       20,148       20,800       11,090       11,339
    Interest..................       55,955          --           --           61           --          190       84,739
    Foreign withholding taxes
      reclaimed...............          102          --           --          879           --        9,627           --
Prepaid expenses and other
  assets......................       18,335       9,813       23,369       12,180       15,058       14,726       17,968
Receivable from affiliate.....           --      10,073           --        4,399           --           --           --
                                -----------  ----------  -----------  -----------  -----------  -----------  -----------
     TOTAL ASSETS.............   55,952,346   3,376,801  110,073,886    5,826,766   23,544,513   17,042,703   22,505,566
                                -----------  ----------  -----------  -----------  -----------  -----------  -----------
LIABILITIES:
Payable for:
    Investments purchased.....    4,165,686      84,655      219,824           --      766,461      384,629       50,490
    Shares of beneficial
      interest repurchased....       73,077     127,301      536,067       82,058        2,166       90,818       31,313
    Dividends to
      shareholders............           --          --           --           --           --           --           --
    Investment management
      fee.....................       25,936          --       69,123           --        9,635        2,005        7,625
Payable to bank...............           --          --    2,776,964           --      916,944           --           --
Accrued expenses and other
  payables....................       26,426      13,659       25,077       13,463       15,700       19,998       17,853
Organizational expenses
  payable.....................        5,687       5,687        5,501        5,509        5,687        5,509        5,501
                                -----------  ----------  -----------  -----------  -----------  -----------  -----------
     TOTAL LIABILITIES........    4,296,812     231,302    3,632,556      101,030    1,716,593      502,959      112,782
                                -----------  ----------  -----------  -----------  -----------  -----------  -----------
NET ASSETS:
Paid-in-capital...............   42,372,269   2,629,962   80,897,846    4,191,598   13,822,383   14,340,215   20,050,426
Accumulated undistributed net
  investment income (loss)....       (9,930)    (12,000)     210,699       22,892        4,120      (29,347)      40,488
Accumulated undistributed net
  realized gain (loss)........    2,935,155      66,264    3,759,096      144,310      680,472     (412,723)    (490,951)
Net unrealized appreciation...    6,358,040     461,273   21,573,689    1,366,936    7,320,945    2,641,599    2,792,821
                                -----------  ----------  -----------  -----------  -----------  -----------  -----------
     NET ASSETS...............  $51,655,534  $3,145,499  $106,441,330 $ 5,725,736  $21,827,920  $16,539,744  $22,392,784
                                -----------  ----------  -----------  -----------  -----------  -----------  -----------
                                -----------  ----------  -----------  -----------  -----------  -----------  -----------
     *IDENTIFIED COST.........  $45,603,872  $2,817,705  $87,103,223  $ 4,414,168  $14,359,063  $14,205,133  $19,556,658
                                -----------  ----------  -----------  -----------  -----------  -----------  -----------
                                -----------  ----------  -----------  -----------  -----------  -----------  -----------
     SHARES OF BENEFICIAL
     INTEREST OUTSTANDING.....    3,619,409     221,216    6,067,310      416,454    1,201,316    1,294,028    1,745,060
                                -----------  ----------  -----------  -----------  -----------  -----------  -----------
                                -----------  ----------  -----------  -----------  -----------  -----------  -----------
NET ASSET VALUE PER SHARE
(UNLIMITED AUTHORIZED SHARES
OF $.01 PAR VALUE)............       $14.27      $14.22       $17.54       $13.75       $18.17       $12.78       $12.83
                                -----------  ----------  -----------  -----------  -----------  -----------  -----------
                                -----------  ----------  -----------  -----------  -----------  -----------  -----------

DEAN WITTER RETIREMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF OPERATIONS



FOR THE SIX MONTHS ENDED JANUARY 31, 1998 (UNAUDITED)
                                                   U.S.
                                                GOVERNMENT         U.S.        INTERMEDIATE
                                   LIQUID          MONEY        GOVERNMENT        INCOME
                                    ASSET         MARKET        SECURITIES      SECURITIES

--------------------------------------------------------------------------------------------
NET INVESTMENT INCOME:

INCOME
Interest......................  $     513,192  $    70,286     $   342,206     $    78,148
Dividends.....................             --           --              --              --
                                -------------  -------------   -------------   -------------
     TOTAL INCOME.............        513,192       70,286         342,206          78,148
                                -------------  -------------   -------------   -------------
EXPENSES
Investment management fee.....         45,737        6,359          32,484           7,860
Transfer agent fees and
  expenses....................         29,090        3,091          28,410           6,787
Shareholder reports and
  notices.....................          2,090        2,272           3,073           1,257
Professional fees.............          7,639        6,984           9,340           8,204
Trustees' fees and expenses...            654          194             191             161
Registration fees.............         25,676        8,283           6,649           9,771
Custodian fees................          5,784        3,425           1,414           1,981
Organizational expenses.......          1,127        1,284           1,198           1,189
Other.........................            867        1,112           1,353           1,449
                                -------------  -------------   -------------   -------------
     TOTAL EXPENSES...........        118,664       33,004          84,112          38,659
Less: amounts
  waived/reimbursed...........        (27,190)     (20,286)        (34,137)        (26,618)
                                -------------  -------------   -------------   -------------
     NET EXPENSES.............         91,474       12,718          49,975          12,041
                                -------------  -------------   -------------   -------------
     NET INVESTMENT INCOME
     (LOSS)...................        421,718       57,568         292,231          66,107
                                -------------  -------------   -------------   -------------
NET REALIZED AND UNREALIZED
GAIN (LOSS):
Net realized gain (loss) on:
    Investments...............             --           --          20,884           4,486
    Foreign exchange
      transactions............             --           --              --              --
                                -------------  -------------   -------------   -------------
     TOTAL GAIN (LOSS)........             --           --          20,884           4,486
                                -------------  -------------   -------------   -------------
Net change in unrealized
  appreciation on:
    Investments...............             --           --         120,275          20,698
    Translation of forward
      foreign currency
      contracts, other assets
      and liabilities
      denominated in foreign
      currencies..............             --           --              --              --
                                -------------  -------------   -------------   -------------
     NET
  APPRECIATION/DEPRECIATION...             --           --         120,275          20,698
                                -------------  -------------   -------------   -------------
     NET GAIN (LOSS)..........             --           --         141,159          25,184
                                -------------  -------------   -------------   -------------
NET INCREASE (DECREASE).......  $     421,718  $    57,568     $   433,390     $    91,291
                                -------------  -------------   -------------   -------------
                                -------------  -------------   -------------   -------------


------------------

 *   Net of $214, $40, $2,918, $310, $581 and $8,092 foreign withholding tax, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JANUARY 31, 1998 (UNAUDITED)



                                 AMERICAN     CAPITAL     DIVIDEND               VALUE-ADDED      GLOBAL
                                   VALUE       GROWTH      GROWTH     UTILITIES    MARKET         EQUITY        STRATEGIST

---------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME:

INCOME
Interest......................  $   110,855  $      713  $     9,439  $   8,680  $    11,805  $       17,773   $    269,126
Dividends.....................      149,796*      3,744*   1,422,606*    86,439*     190,780*        119,744*        94,051
                                -----------  ----------  -----------  ---------  -----------  --------------   ------------
     TOTAL INCOME.............      260,651       4,457    1,432,045     95,119      202,585         137,517        363,177
                                -----------  ----------  -----------  ---------  -----------  --------------   ------------
EXPENSES
Investment management fee.....      229,993      13,989      418,755     20,047       58,249          88,799        106,545
Transfer agent fees and
  expenses....................       48,915       2,411       57,705      9,175       13,452          24,150         31,512
Shareholder reports and
  notices.....................       12,904         878       18,040      1,419        5,764           4,941          6,365
Professional fees.............        7,940       8,372        7,113      8,410        7,932           3,415          7,968
Trustees' fees and expenses...        1,171          32        2,576         43          538             552            653
Registration fees.............       15,902       7,874        6,489      6,757        7,426          10,052          7,209
Custodian fees................       22,271       7,922       16,419      6,172        9,899          19,725          6,997
Organizational expenses.......        1,368       1,364        1,186      1,190        1,365           1,191          1,189
Other.........................        1,819         903        2,605        671        3,881           6,511          1,969
                                -----------  ----------  -----------  ---------  -----------  --------------   ------------
     TOTAL EXPENSES...........      342,283      43,745      530,888     53,884      108,506         159,336        170,407
Less: amounts
  waived/reimbursed...........      (71,703)    (27,288)          --    (27,155)          --         (70,537)       (45,059)
                                -----------  ----------  -----------  ---------  -----------  --------------   ------------
     NET EXPENSES.............      270,580      16,457      530,888     26,729      108,506          88,799        125,348
                                -----------  ----------  -----------  ---------  -----------  --------------   ------------
     NET INVESTMENT INCOME
     (LOSS)...................       (9,929)    (12,000)     901,157     68,390       94,079          48,718        237,829
                                -----------  ----------  -----------  ---------  -----------  --------------   ------------
NET REALIZED AND UNREALIZED
GAIN (LOSS):
Net realized gain (loss) on:
    Investments...............    6,670,506     308,540    7,240,475    294,455    1,275,998        (409,191)     2,217,573
    Foreign exchange
      transactions............           --          --           --         --           --            (965)            --
                                -----------  ----------  -----------  ---------  -----------  --------------   ------------
     TOTAL GAIN (LOSS)........    6,670,506     308,540    7,240,475    294,455    1,275,998        (410,156)     2,217,573
                                -----------  ----------  -----------  ---------  -----------  --------------   ------------
Net change in unrealized
  appreciation on:
    Investments...............   (3,726,656)   (408,959)  (7,220,599)   335,810   (1,029,844)       (828,921)    (2,481,361)
    Translation of forward
      foreign currency
      contracts, other assets
      and liabilities
      denominated in foreign
      currencies..............           --          --           --         --           --             188             --
                                -----------  ----------  -----------  ---------  -----------  --------------   ------------
     NET
  APPRECIATION/DEPRECIATION...   (3,726,656)   (408,959)  (7,220,599)   335,810   (1,029,844)       (828,733)    (2,481,361)
                                -----------  ----------  -----------  ---------  -----------  --------------   ------------
     NET GAIN (LOSS)..........    2,943,850    (100,419)      19,876    630,265      246,154      (1,238,889)      (263,788)
                                -----------  ----------  -----------  ---------  -----------  --------------   ------------
NET INCREASE (DECREASE).......  $ 2,933,921  $ (112,419) $   921,033  $ 698,655  $   340,233  $   (1,190,171)  $    (25,959)
                                -----------  ----------  -----------  ---------  -----------  --------------   ------------
                                -----------  ----------  -----------  ---------  -----------  --------------   ------------

DEAN WITTER RETIREMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS



                                        LIQUID ASSET          U.S. GOVERNMENT MONEY MARKET
                                ----------------------------  -----------------------------
                                 FOR THE SIX                   FOR THE SIX
                                MONTHS ENDED                  MONTHS ENDED
                                 JANUARY 31,   FOR THE YEAR    JANUARY 31,    FOR THE YEAR
                                    1998           ENDED          1998            ENDED
                                 (UNAUDITED)   JULY 31, 1997   (UNAUDITED)    JULY 31, 1997

-------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS:

OPERATIONS:
Net investment income
  (loss)......................  $     421,718  $   1,185,191  $     57,568    $     320,377
Net realized gain (loss)......             --             --            --               --
Net change in unrealized
  appreciation/depreciation...             --             --            --               --
                                -------------  -------------  -------------   -------------
     NET INCREASE
     (DECREASE)...............        421,718      1,185,191        57,568          320,377
                                -------------  -------------  -------------   -------------
DIVIDENDS AND DISTRIBUTIONS
FROM:
Net investment income.........       (421,669)    (1,185,223)      (57,568)        (321,625)
Net realized gain.............             --             --            --               --
                                -------------  -------------  -------------   -------------
     TOTAL....................       (421,669)    (1,185,223)      (57,568)        (321,625)
                                -------------  -------------  -------------   -------------
TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST:
Net proceeds from sales.......      4,996,727     29,266,419     3,589,536        8,809,340
Reinvestment of dividends and
  distributions...............        421,669      1,185,223        57,570          321,624
Cost of shares repurchased....    (12,077,145)   (51,991,220)   (6,346,513)     (11,716,197)
                                -------------  -------------  -------------   -------------
     NET INCREASE
     (DECREASE)...............     (6,658,749)   (21,539,578)   (2,699,407)      (2,585,233)
                                -------------  -------------  -------------   -------------
     TOTAL INCREASE
     (DECREASE)...............     (6,658,700)   (21,539,610)   (2,699,407)      (2,586,481)
NET ASSETS:
Beginning of period...........     21,213,028     42,752,638     4,041,296        6,627,777
                                -------------  -------------  -------------   -------------
     END OF PERIOD............  $  14,554,328  $  21,213,028  $  1,341,889    $   4,041,296
                                -------------  -------------  -------------   -------------
                                -------------  -------------  -------------   -------------
UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS).................  $          59  $          10  $         --    $          --
                                -------------  -------------  -------------   -------------
                                -------------  -------------  -------------   -------------
SHARES ISSUED AND REPURCHASED:
Sold..........................      4,996,727     29,266,419     3,589,536        8,809,340
Issued in reinvestment of
  dividends and
  distributions...............        421,669      1,185,223        57,570          321,624
Repurchased...................    (12,077,145)   (51,991,220)   (6,346,513)     (11,716,197)
                                -------------  -------------  -------------   -------------
NET INCREASE (DECREASE).......     (6,658,749)   (21,539,578)   (2,699,407)      (2,585,233)
                                -------------  -------------  -------------   -------------
                                -------------  -------------  -------------   -------------


                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS


                                                                 INTERMEDIATE INCOME
                                                                      SECURITIES
                                U.S. GOVERNMENT SECURITIES    --------------------------          AMERICAN VALUE
                                ---------------------------                                -----------------------------
                                                              FOR THE SIX
                                FOR THE SIX                     MONTHS                      FOR THE SIX
                                MONTHS ENDED   FOR THE YEAR      ENDED      FOR THE YEAR   MONTHS ENDED
                                JANUARY 31,       ENDED       JANUARY 31,      ENDED        JANUARY 31,    FOR THE YEAR
                                    1998         JULY 31,        1998         JULY 31,         1998            ENDED
                                (UNAUDITED)        1997       (UNAUDITED)       1997        (UNAUDITED)    JULY 31, 1997

------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS:

OPERATIONS:
Net investment income
  (loss)......................  $   292,231    $    602,606   $   66,107    $    207,340   $      (9,929)  $      46,600
Net realized gain (loss)......       20,884           5,297        4,486         (62,395)      6,670,506       7,151,437
Net change in unrealized
  appreciation/depreciation...      120,275         365,249       20,698         151,066      (3,726,656)      9,007,653
                                ------------   ------------   -----------   ------------   -------------   -------------
     NET INCREASE
     (DECREASE)...............      433,390         973,152       91,291         296,011       2,933,921      16,205,690
                                ------------   ------------   -----------   ------------   -------------   -------------
DIVIDENDS AND DISTRIBUTIONS
FROM:
Net investment income.........     (290,708)       (602,630)     (66,153)       (207,294)        (46,601)        (93,984)
Net realized gain.............           --         (22,190)          --              --     (10,423,930)     (3,137,376)
                                ------------   ------------   -----------   ------------   -------------   -------------
     TOTAL....................     (290,708)       (624,820)     (66,153)       (207,294)    (10,470,531)     (3,231,360)
                                ------------   ------------   -----------   ------------   -------------   -------------
TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST:
Net proceeds from sales.......    1,813,180       5,963,450      283,057       3,241,075       7,940,634      20,568,978
Reinvestment of dividends and
  distributions...............      285,087         567,526       65,091         165,904      10,456,727       3,227,638
Cost of shares repurchased....   (3,608,813)     (5,033,814)    (569,427)     (5,211,640)    (13,419,711)    (22,877,816)
                                ------------   ------------   -----------   ------------   -------------   -------------
     NET INCREASE
     (DECREASE)...............   (1,510,546)      1,497,162     (221,279)     (1,804,661)      4,977,650         918,800
                                ------------   ------------   -----------   ------------   -------------   -------------
     TOTAL INCREASE
     (DECREASE)...............   (1,367,864)      1,845,494     (196,141)     (1,715,944)     (2,558,960)     13,893,130
NET ASSETS:
Beginning of period...........   10,496,307       8,650,813    2,455,772       4,171,716      54,214,494      40,321,364
                                ------------   ------------   -----------   ------------   -------------   -------------
     END OF PERIOD............  $ 9,128,443    $ 10,496,307   $2,259,631    $  2,455,772   $  51,655,534   $  54,214,494
                                ------------   ------------   -----------   ------------   -------------   -------------
                                ------------   ------------   -----------   ------------   -------------   -------------
UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS).................  $     1,523    $         --   $       --    $         46   $      (9,930)  $      46,600
                                ------------   ------------   -----------   ------------   -------------   -------------
                                ------------   ------------   -----------   ------------   -------------   -------------
SHARES ISSUED AND REPURCHASED:
Sold..........................      182,904         616,600       29,319         340,574         475,241       1,422,680
Issued in reinvestment of
  dividends and
  distributions...............       28,729          58,481        6,741          17,479         759,385         237,676
Repurchased...................     (363,557)       (517,322)     (58,881)       (547,645)       (812,452)     (1,545,904)
                                ------------   ------------   -----------   ------------   -------------   -------------
NET INCREASE (DECREASE).......     (151,924)        157,759      (22,821)       (189,592)        422,174         114,452
                                ------------   ------------   -----------   ------------   -------------   -------------
                                ------------   ------------   -----------   ------------   -------------   -------------

                                     CAPITAL GROWTH
                                -------------------------

                                FOR THE SIX
                                  MONTHS        FOR THE
                                   ENDED         YEAR
                                JANUARY 31,      ENDED
                                   1998        JULY 31,
                                (UNAUDITED)      1997

------------------------------
INCREASE (DECREASE) IN NET
ASSETS:
OPERATIONS:
Net investment income
  (loss)......................  $  (12,000)   $   (5,965)
Net realized gain (loss)......     308,540       294,325
Net change in unrealized
  appreciation/depreciation...    (408,959)      762,068
                                -----------   -----------
     NET INCREASE
     (DECREASE)...............    (112,419)    1,050,428
                                -----------   -----------
DIVIDENDS AND DISTRIBUTIONS
FROM:
Net investment income.........          --        (2,106)
Net realized gain.............    (499,326)      (56,080)
                                -----------   -----------
     TOTAL....................    (499,326)      (58,186)
                                -----------   -----------
TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST:
Net proceeds from sales.......     490,054     1,297,311
Reinvestment of dividends and
  distributions...............     498,585        58,150
Cost of shares repurchased....    (901,041)     (665,910)
                                -----------   -----------
     NET INCREASE
     (DECREASE)...............      87,598       689,551
                                -----------   -----------
     TOTAL INCREASE
     (DECREASE)...............    (524,147)    1,681,793
NET ASSETS:
Beginning of period...........   3,669,646     1,987,853
                                -----------   -----------
     END OF PERIOD............  $3,145,499    $3,669,646
                                -----------   -----------
                                -----------   -----------
UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS).................  $  (12,000)   $       --
                                -----------   -----------
                                -----------   -----------
SHARES ISSUED AND REPURCHASED:
Sold..........................      30,557        91,240
Issued in reinvestment of
  dividends and
  distributions...............      37,042         4,317
Repurchased...................     (54,209)      (45,416)
                                -----------   -----------
NET INCREASE (DECREASE).......      13,390        50,141
                                -----------   -----------
                                -----------   -----------

DEAN WITTER RETIREMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED



                                         DIVIDEND GROWTH                        UTILITIES
                                ----------------------------------   -------------------------------
                                 FOR THE SIX                          FOR THE SIX
                                 MONTHS ENDED                         MONTHS ENDED
                                 JANUARY 31,       FOR THE YEAR       JANUARY 31,      FOR THE YEAR
                                     1998              ENDED              1998            ENDED
                                 (UNAUDITED)       JULY 31, 1997      (UNAUDITED)     JULY 31, 1997

----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS:

OPERATIONS:
Net investment income.........  $      901,157      $    1,722,758   $      68,390    $      181,177
Net realized gain (loss)......       7,240,475           8,642,932         294,455           608,162
Net change in unrealized
  appreciation/depreciation...      (7,220,599)         21,493,364         335,810           426,820
                                --------------   -----------------   --------------   --------------
     NET INCREASE
     (DECREASE)...............         921,033          31,859,054         698,655         1,216,159
                                --------------   -----------------   --------------   --------------
DIVIDENDS AND DISTRIBUTIONS
FROM:
Net investment income.........      (1,056,382)         (1,707,024)        (99,698)         (160,780)
Net realized gain.............     (11,483,411)         (2,463,125)       (626,928)               --
                                --------------   -----------------   --------------   --------------
     TOTAL....................     (12,539,793)         (4,170,149)       (726,626)         (160,780)
                                --------------   -----------------   --------------   --------------
TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST:
Net proceeds from sales.......      11,895,670          37,149,898         766,131         2,818,978
Reinvestment of dividends and
  distributions...............      12,516,642           4,150,502         725,733           158,903
Cost of shares repurchased....     (21,663,731)        (23,440,408)     (1,129,385)       (6,235,329)
                                --------------   -----------------   --------------   --------------
     NET INCREASE
     (DECREASE)...............       2,748,581          17,859,992         362,479        (3,257,448)
                                --------------   -----------------   --------------   --------------
     TOTAL INCREASE
     (DECREASE)...............      (8,870,179)         45,548,897         334,508        (2,202,069)
NET ASSETS:
Beginning of period...........     115,311,509          69,762,612       5,391,228         7,593,297
                                --------------   -----------------   --------------   --------------
     END OF PERIOD............  $  106,441,330      $  115,311,509   $   5,725,736    $    5,391,228
                                --------------   -----------------   --------------   --------------
                                --------------   -----------------   --------------   --------------
UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS).................  $      210,699      $      365,924   $      22,892    $       54,200
                                --------------   -----------------   --------------   --------------
                                --------------   -----------------   --------------   --------------
SHARES ISSUED AND REPURCHASED:
Sold..........................         626,873           2,205,684          53,835           222,951
Issued in reinvestment of
  dividends and
  distributions...............         731,871             255,693          52,861            12,596
Repurchased...................      (1,146,677)         (1,379,982)        (81,367)         (488,313)
                                --------------   -----------------   --------------   --------------
NET INCREASE (DECREASE).......         212,067           1,081,395          25,329          (252,766)
                                --------------   -----------------   --------------   --------------
                                --------------   -----------------   --------------   --------------


                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS



                                   VALUE-ADDED MARKET            GLOBAL EQUITY                 STRATEGIST
                               --------------------------  --------------------------  --------------------------
                               FOR THE SIX                 FOR THE SIX                 FOR THE SIX
                               MONTHS ENDED  FOR THE YEAR  MONTHS ENDED  FOR THE YEAR  MONTHS ENDED  FOR THE YEAR
                               JANUARY 31,      ENDED      JANUARY 31,      ENDED      JANUARY 31,      ENDED
                                   1998        JULY 31,        1998        JULY 31,        1998        JULY 31,
                               (UNAUDITED)       1997      (UNAUDITED)       1997      (UNAUDITED)       1997

-----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS:

OPERATIONS:
Net investment income......... $    94,079   $    208,257  $    48,718   $    128,358  $   237,829   $    615,034
Net realized gain (loss)......   1,275,998        896,043     (410,156)       811,865    2,217,573        247,627
Net change in unrealized
  appreciation/depreciation...  (1,029,844)     6,185,067     (828,733)     2,898,751   (2,481,361)     4,379,845
                               ------------  ------------  ------------  ------------  ------------  ------------
     NET INCREASE
     (DECREASE)...............     340,233      7,289,367   (1,190,171)     3,838,974      (25,959)     5,242,506
                               ------------  ------------  ------------  ------------  ------------  ------------
DIVIDENDS AND DISTRIBUTIONS
FROM:
Net investment income.........    (190,320)      (279,999)    (209,613)       (70,000)    (579,076)      (408,002)
Net realized gain.............    (940,949)      (698,399)    (786,673)      (367,529)  (2,892,000)      (699,994)
                               ------------  ------------  ------------  ------------  ------------  ------------
     TOTAL....................  (1,131,269)      (978,398)    (996,286)      (437,529)  (3,471,076)    (1,107,996)
                               ------------  ------------  ------------  ------------  ------------  ------------
TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST:
Net proceeds from sales.......   2,714,845      6,558,038    2,499,146      7,696,263    3,032,517      7,519,070
Reinvestment of dividends and
  distributions...............   1,094,116        948,925      989,770        435,668    3,467,463      1,107,086
Cost of shares repurchased....  (4,969,740)   (10,417,432)  (4,559,911)    (3,421,423)  (7,069,581)    (3,796,952)
                               ------------  ------------  ------------  ------------  ------------  ------------
     NET INCREASE
     (DECREASE)...............  (1,160,779)    (2,910,469)  (1,070,995)     4,710,508     (569,601)     4,829,204
                               ------------  ------------  ------------  ------------  ------------  ------------
     TOTAL INCREASE
     (DECREASE)...............  (1,951,815)     3,400,500   (3,257,452)     8,111,953   (4,066,636)     8,963,714
NET ASSETS:
Beginning of period...........  23,779,735     20,379,235   19,797,196     11,685,243   26,459,420     17,495,706
                               ------------  ------------  ------------  ------------  ------------  ------------
     END OF PERIOD............ $21,827,920   $ 23,779,735  $16,539,744   $ 19,797,196  $22,392,784   $ 26,459,420
                               ------------  ------------  ------------  ------------  ------------  ------------
                               ------------  ------------  ------------  ------------  ------------  ------------
UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS)................. $     4,120   $    100,361  $   (29,347)  $    131,548  $    40,488   $    381,735
                               ------------  ------------  ------------  ------------  ------------  ------------
                               ------------  ------------  ------------  ------------  ------------  ------------
SHARES ISSUED AND REPURCHASED:
Sold..........................     145,290        416,960      186,903        606,253      207,847        549,814
Issued in reinvestment of
  dividends and
  distributions...............      62,095         62,594       80,798         35,887      282,597         83,616
Repurchased...................    (268,571)      (680,374)    (340,834)      (265,700)    (489,475)      (277,595)
                               ------------  ------------  ------------  ------------  ------------  ------------
NET INCREASE (DECREASE).......     (61,186)      (200,820)     (73,133)       376,440          969        355,835
                               ------------  ------------  ------------  ------------  ------------  ------------
                               ------------  ------------  ------------  ------------  ------------  ------------

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Thomas F. Caloia
Treasurer

CUSTODIAN
The Bank of New York
90 Washington Street
New York, New York 10286

TRANSFER AGENT AND DIVIDEND
DISBURSING AGENT
Dean Witter Trust FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048



DEAN WITTER
RETIREMENT SERIES



The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.


SEMIANNUAL REPORT
JANUARY 31, 1998

          MORGAN STANLEY DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
                                     PART B
                      STATEMENT OF ADDITIONAL INFORMATION

   This Statement of Additional Information relates to the shares of Morgan Stanley Dean Witter Global Dividend Growth Securities (the "Acquiring Fund") to be issued pursuant to an Agreement and Plan of Reorganization, dated April 30, 1998, between the Acquiring Fund and Global Equity Series ("Global Equity"), one of eleven portfolios of Dean Witter Retirement Series ("Retirement Series"), in connection with the acquisition by the Acquiring Fund of substantially all of the assets, subject to stated liabilities, of Global Equity. This Statement of Additional Information does not constitute a prospectus. This Statement of Additional Information does not include all information that a shareholder should consider before voting on the proposals contained in the Proxy Statement and Prospectus, and, therefore, should be read in conjunction with the related Proxy Statement and Prospectus, dated June 30, 1998. A copy of the Proxy Statement and Prospectus may be obtained without charge by mailing a written request to the Acquiring Fund at Two World Trade Center, New York, New York 10048 or by calling Adrienne Ryan-Pinto at Morgan Stanley Dean Witter Trust FSB at (800) 869-NEWS (TOLL
FREE). Please retain this document for future reference.

      The date of this Statement of Additional Information is June 30, 1998.

                              TABLE OF CONTENTS

                                                        PAGE
                                                      --------
INTRODUCTION ........................................    B-3

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND  ....    B-3

FINANCIAL STATEMENTS ................................    B-4

                                 INTRODUCTION

   This Statement of Additional Information is intended to supplement the information provided in the Proxy Statement and Prospectus, dated June 30, 1998 (the "Proxy Statement and Prospectus"). The Proxy Statement and Prospectus has been sent to Global Equity shareholders in connection with the solicitation of proxies by the Board of Trustees of Global Equity to be voted at the Special Meeting of Shareholders of Global Equity to be held on August 19, 1998. This Statement of Additional Information incorporates by reference the Statement of Additional Information of the Acquiring Fund dated June 23, 1998 and the Statement of Additional Information of Global Equity dated October 31, 1997.

               ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

INVESTMENT OBJECTIVE AND POLICIES

   For additional information about the Acquiring Fund's investment objective and policies, see "Investment Practices and Policies" and "Investment Restrictions" in the Acquiring Fund's Statement of Additional Information.

MANAGEMENT

   For additional information about the Board of Trustees, officers and management personnel of the Acquiring Fund, see "The Fund and its Management" and "Trustees and Officers" in the Acquiring Fund's Statement of Additional Information.

INVESTMENT ADVISORY AND OTHER SERVICES

   For additional information about the Acquiring Fund's investment manager, see "The Fund and its Management" in the Acquiring Fund's Statement of Additional Information. For additional information about the Acquiring Fund's independent auditors, see "Independent Accountants" in the Acquiring Fund's Statement of Additional Information. For additional information about other services provided to the Acquiring Fund, see "Custodian and Transfer Agent" and "Shareholder Services" in the Acquiring Fund's Statement of Additional Information.

PORTFOLIO TRANSACTIONS AND BROKERAGE

   For additional information about brokerage allocation practices, see "Portfolio Transactions and Brokerage" in the Acquiring Fund's Statement of Additional Information.

DESCRIPTION OF FUND SHARES

   For additional information about the voting rights and other characteristics of the shares of the Acquiring Fund, see "Description of Shares" in the Acquiring Fund's Statement of Additional Information.

PURCHASE, REDEMPTION AND PRICING OF SHARES

   For additional information about the purchase and redemption of the Acquiring Fund's shares and the determination of net asset value, see "Purchase of Fund Shares," "Redemptions and Repurchases," "Financial Statements" and "Shareholder Services" in the Acquiring Fund's Statement of Additional Information.

DIVIDENDS, DISTRIBUTIONS AND TAX STATUS

   For additional information about the Acquiring Fund's policies regarding dividends and distributions and tax matters affecting the Acquiring Fund and its shareholders, see "Dividends, Distributions and Taxes" and "Financial Statements" in the Acquiring Fund's Statement of Additional Information.

DISTRIBUTION OF SHARES

   For additional information about the Acquiring Fund's Distributor and the distribution agreement between the Acquiring Fund and the Distributor, see "Purchase of Fund Shares" in the Acquiring Fund's Statement of Additional Information.

PERFORMANCE DATA

   For additional information about the Acquiring Fund's performance data, see "Performance Information" in the Acquiring Fund's Statement of Additional Information.

                             FINANCIAL STATEMENTS

   The Acquiring Fund's most recent audited financial statements are set forth in the Acquiring Fund's Annual Report for the fiscal year ended March 31, 1998, a copy of which is incorporated by reference in the Proxy Statement and Prospectus. Global Equity's most recent audited financial statements are set forth in Global Equity's Annual Report for the fiscal year ended July 31, 1997, which is incorporated by reference to the Proxy Statement and Prospectus.

STATEMENT OF ADDITIONAL INFORMATION
JUNE 23, 1998
                                                              MORGAN STANLEY
                                                              DEAN WITTER
                                                              GLOBAL DIVIDEND
                                                              GROWTH SECURITIES
-------------------------------------------------------------------------------

    Morgan Stanley Dean Witter Global Dividend Growth Securities (the "Fund") is an open-end, diversified management investment company, whose investment objective is to provide reasonable current income and long-term growth of income and capital. The Fund invests primarily in common stock of issuers worldwide, with a record of paying dividends and the potential for increasing dividends. (See "Investment Practices and Policies.")

    A Prospectus for the Fund dated June 23, 1998, which provides the basic information you should know before investing in the Fund, may be obtained without charge from the Fund at the address or telephone numbers listed below, from the Fund's Distributor, Morgan Stanley Dean Witter Distributors Inc., or from Dean Witter Reynolds Inc. at any of its branch offices. This Statement of Additional Information is not a Prospectus. It contains information in addition to and more detailed than that set forth in the Prospectus. It is intended to provide additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Prospectus.

Morgan Stanley Dean Witter
Global Dividend Growth Securities
Two World Trade Center
New York, New York 10048
(212) 392-2550 or
(800) 869-NEWS (toll-free)

TABLE OF CONTENTS
--------------------------------------------------------------------------------

The Fund and its Management................................................  3
Trustees and Officers......................................................  7
Investment Practices and Policies.......................................... 13
Investment Restrictions.................................................... 28
Portfolio Transactions and Brokerage....................................... 30
The Distributor............................................................ 31
Determination of Net Asset Value........................................... 36
Purchase of Fund Shares.................................................... 36
Shareholder Services....................................................... 39
Redemptions and Repurchases................................................ 43
Dividends, Distributions and Taxes......................................... 45
Performance Information.................................................... 46
Description of Shares...................................................... 48
Custodian and Transfer Agent............................................... 48
Independent Accountants.................................................... 49
Reports to Shareholders.................................................... 49
Legal Counsel.............................................................. 49
Experts.................................................................... 49
Registration Statement..................................................... 49
Financial Statements--March 31, 1998....................................... 50
Report of Independent Accountants.......................................... 69

THE FUND AND ITS MANAGEMENT
--------------------------------------------------------------------------------

THE FUND

    The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of the Commonwealth of Massachusetts on January 12, 1993 under the name Dean Witter Global Dividend Growth Securities. On June 22, 1998, the Trustees of the Fund adopted an Amendment to the Declaration of Trust of the Fund changing the name of the Fund to Morgan Stanley Dean Witter Global Dividend Growth Securities.

THE INVESTMENT MANAGER

    Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager" or "MSDW Advisors"), a Delaware corporation, whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. MSDW Advisors is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. ("MSDW"), a Delaware corporation. The daily management of the Fund and research relating to the Fund's portfolio are conducted by or under the direction of officers of the Fund and of the Investment Manager, subject to review by the Fund's Board of Trustees. Information as to these Trustees and Officers is contained under the caption "Trustees and Officers."

    MSDW Advisors is the investment manager or investment advisor of the following investment companies, which are collectively referred to as the "Morgan Stanley Dean Witter Funds":

OPEN-END FUNDS

   1  Active Assets California Tax-Free Trust
   2  Active Assets Government Securities Trust
   3  Active Assets Money Trust
   4  Active Assets Tax-Free Trust
   5  Morgan Stanley Dean Witter American Value Fund
   6  Morgan Stanley Dean Witter Balanced Growth Fund
   7  Morgan Stanley Dean Witter Balanced Income Fund
   8  Morgan Stanley Dean Witter California Tax-Free Daily Income Trust
   9  Morgan Stanley Dean Witter California Tax-Free Income Fund
  10  Morgan Stanley Dean Witter Capital Appreciation Fund
  11  Morgan Stanley Dean Witter Capital Growth Securities
  12 Morgan Stanley Dean Witter Competitive Edge Fund, "BEST IDEAS" Portfolio 13 Morgan Stanley Dean Witter Convertible Securities Trust
  14  Morgan Stanley Dean Witter Developing Growth Securities Trust
  15  Morgan Stanley Dean Witter Diversified Income Trust
  16  Morgan Stanley Dean Witter Dividend Growth Securities Inc.
  17  Morgan Stanley Dean Witter Equity Fund
  18  Morgan Stanley Dean Witter European Growth Fund Inc.
  19  Morgan Stanley Dean Witter Federal Securities Trust
  20  Morgan Stanley Dean Witter Financial Services Trust
  21  Morgan Stanley Dean Witter Fund of Funds
  22  Dean Witter Global Asset Allocation Fund
  23  Morgan Stanley Dean Witter Global Dividend Growth Securities
  24  Morgan Stanley Dean Witter Global Short-Term Income Fund Inc.
  25  Morgan Stanley Dean Witter Global Utilities Fund
  26  Morgan Stanley Dean Witter Growth Fund
  27  Morgan Stanley Dean Witter Hawaii Municipal Trust
  28  Morgan Stanley Dean Witter Health Sciences Trust
  29  Morgan Stanley Dean Witter High Yield Securities Inc.
  30  Morgan Stanley Dean Witter Income Builder Fund
  31  Morgan Stanley Dean Witter Information Fund

  32  Morgan Stanley Dean Witter Intermediate Income Securities
  33  Morgan Stanley Dean Witter Intermediate Term U.S. Treasury Trust
  34  Morgan Stanley Dean Witter International SmallCap Fund
  35  Morgan Stanley Dean Witter Japan Fund
  36  Morgan Stanley Dean Witter Limited Term Municipal Trust
  37  Morgan Stanley Dean Witter Liquid Asset Fund Inc.
  38  Morgan Stanley Dean Witter Market Leader Trust
  39  Morgan Stanley Dean Witter Mid-Cap Dividend Growth Securities
  40  Morgan Stanley Dean Witter Mid-Cap Growth Fund
  41  Morgan Stanley Dean Witter Multi-State Municipal Series Trust
  42 Morgan Stanley Dean Witter Natural Resource Development Securities Inc. 43 Morgan Stanley Dean Witter New York Municipal Money Market Trust
  44  Morgan Stanley Dean Witter New York Tax-Free Income Fund
  45  Morgan Stanley Dean Witter Pacific Growth Fund Inc.
  46  Morgan Stanley Dean Witter Precious Metals and Minerals Trust
  47  Dean Witter Retirement Series
  48  Morgan Stanley Dean Witter Select Dimensions Investment Series
  49  Morgan Stanley Dean Witter Select Municipal Reinvestment Fund
  50  Morgan Stanley Dean Witter Short-Term Bond Fund
  51  Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust
  52  Morgan Stanley Dean Witter Special Value Fund
  53  Morgan Stanley Dean Witter S&P 500 Index Fund
  54  Morgan Stanley Dean Witter Strategist Fund
  55  Morgan Stanley Dean Witter Tax-Exempt Securities Trust
  56  Morgan Stanley Dean Witter Tax-Free Daily Income Trust
  57  Morgan Stanley Dean Witter U.S. Government Money Market Trust
  58  Morgan Stanley Dean Witter U.S. Government Securities Trust
  59  Morgan Stanley Dean Witter Utilities Fund
  60  Morgan Stanley Dean Witter Value-Added Market Series
  61  Morgan Stanley Dean Witter Variable Investment Series
  62  Morgan Stanley Dean Witter World Wide Income Trust

CLOSED-END FUNDS

   1  InterCapital California Insured Municipal Income Trust
   2  InterCapital California Quality Municipal Securities
   3  Dean Witter Government Income Trust
   4  High Income Advantage Trust
   5  High Income Advantage Trust II
   6  High Income Advantage Trust III
   7  InterCapital Income Securities Inc.
   8  InterCapital Insured California Municipal Securities
   9  InterCapital Insured Municipal Bond Trust
  10  InterCapital Insured Municipal Income Trust
  11  InterCapital Insured Municipal Securities
  12  InterCapital Insured Municipal Trust
  13  Municipal Income Opportunities Trust
  14  Municipal Income Opportunities Trust II
  15  Municipal Income Opportunities Trust III
  16  Municipal Income Trust
  17  Municipal Income Trust II
  18  Municipal Income Trust III
  19  Municipal Premium Income Trust

  20  InterCapital New York Quality Municipal Securities
  21  Morgan Stanley Dean Witter Prime Income Trust
  22  InterCapital Quality Municipal Income Trust
  23  InterCapital Quality Municipal Investment Trust
  24  InterCapital Quality Municipal Securities

    In addition, Morgan Stanley Dean Witter Services Company Inc. ("MSDW Services"), a wholly-owned subsidiary of MSDW Advisors, serves as manager for the following investment companies for which TCW Funds Management, Inc. is the investment advisor (the "TCW/DW Funds"):
OPEN-END FUNDS

   1  TCW/DW Emerging Markets Opportunities Trust
   2  TCW/DW Global Telecom Trust
   3  TCW/DW Income and Growth Fund
   4  TCW/DW Latin American Growth Fund
   5  TCW/DW Mid-Cap Equity Trust
   6  TCW/DW North American Government Income Trust
   7  TCW/DW SmallCap Growth Fund
   8  TCW/DW Total Return Trust


CLOSED-END FUNDS

   1  TCW/DW Term Trust 2000
   2  TCW/DW Term Trust 2002
   3  TCW/DW Term Trust 2003

    MSDW Advisors also serves as: (i) administrator of The BlackRock Strategic Term Trust Inc., a closed-end investment company; (ii) sub-administrator of Templeton Global Governments Income Trust, a closed-end investment company; and
(iii) investment advisor of Offshore Dividend Growth Fund and Offshore Money Market Fund, mutual funds established under the laws of the Cayman Islands and available only to investors who are participants in DWR's International Active Assets Account program and are neither citizens nor residents of the United States.

    Pursuant to an Investment Management Agreement (the "Agreement") with the Investment Manager, the Fund has retained the Investment Manager to manage the Investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.

    Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, such office space, facilities, equipment, clerical help and bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, statements of additional information, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Investment Manager, necessary or desirable). In addition, the Investment Manager pays the salaries of all personnel, including officers of the Fund, who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund. The Investment Manager has retained MSDW Services to perform its administrative services under the Agreement.

    Expenses not expressly assumed by the Investment Manager under the Agreement or by the Distributor of the Fund's shares, Morgan Stanley Dean Witter Distributors Inc. ("MSDW Distributors" or the "Distributor"), will be paid by the Fund. These expenses will be allocated among the four classes of shares of the Fund (each, a "Class") pro rata based on the net assets of the Fund attributable to each

Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1 (the "12b-1 fee") (see "The Distributor"); charges and expenses of any registrar, custodian; stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing of share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing Prospectuses and Statements of Additional Information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the trustees who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager) and independent accountants; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and trustees) of the Fund which inure to its benefit; extraordinary expenses including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto (depending upon the nature of the legal claim, liability or lawsuit); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

    The Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors. The Agreement in no way restricts the Investment Manager from acting as investment manager or adviser to others.

    The Investment Manager paid the organizational expenses of the Fund incurred prior to the offering of the Fund's shares. The Fund has reimbursed the Investment Manager for approximately $180,000 of such expenses, in accordance with the terms of the Underwriting Agreement between the Fund and Dean Witter Distributors Inc. The Fund has deferred and is amortizing the reimbursed expenses on the straight line method over a period not to exceed five years from the date of commencement of the Fund's operations.

    The Agreement was initially approved by the Trustees on February 21, 1997 and by the shareholders of the Fund at a Special Meeting of Shareholders held on May 21, 1997. The Agreement is substantially identical to a prior investment management agreement which was initially approved by the Trustees on April 28, 1993 and by the Investment Manager as the then sole shareholder on April 28, 1993 (the "Prior Agreement"). The Prior Agreement was amended on May 1, 1996 to lower management fees charged on average daily net assets of the Fund in excess of $2.5 billion to 0.675%. The Prior Agreement was further amended on May 1, 1997 to lower management fees charged on average daily net assets of the Fund in excess of $3.5 billion to 0.65%. The Agreement took effect on May 31, 1997 upon the consummation of the merger of Dean Witter, Discover & Co. with Morgan Stanley Group Inc. The Agreement was amended on May 1, 1998 to lower management fees charged on average daily net assets of the Fund in excess of 4.5 billion to 0.625%. The Agreement may be terminated at any time, without penalty, on thirty days' notice by the Board of Trustees of the Fund, by the holders of a majority, as defined in the Investment Company Act of 1940 (the "Act"), of the outstanding shares of the Fund, or by the Investment Manager. The Agreement will automatically terminate in the event of its assignment (as defined in the Act).

    Under its terms, the Agreement has an initial term ending April 30, 1999, and will continue from year to year thereafter, provided continuance of the Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Act, of the outstanding shares of the Fund, or by the Trustees of the Fund; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees of the Fund who are not parties to the Agreement or "interested persons" (as defined in the Act) of any such party (the "Independent Trustees"), which votes must be cast in person at a meeting called for the purpose of voting on such approval.

    As full compensation for the services and facilities furnished to the Fund and expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.75% of the portion of such daily net assets not exceeding $1 billion; 0.725% of the portion of such daily net assets exceeding $1 billion, but not exceeding $1.5 billion; 0.70% of the portion of such daily net assets exceeding $1.5 billion, but not exceeding $2.5 billion; 0.675% of the portion of such daily net assets exceeding $2.5 billion, but not exceeding $3.5 billion; 0.65% of the portion of such daily net assets exceeding $3.5 billion but not exceeding $4.5 billion; and 0.625% of the portion of such daily net assets exceeding $4.5 billion. The management fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class. The Fund accrued total compensation to the Investment Manager of $15,506,578, $19,649,426 and $25,372,172, during the fiscal years ended March 31, 1996, 1997 and 1998, respectively.

    The following persons owned 5% or more of the outstanding shares of a Class of the Fund on June 4, 1998: Class A--Helen K. Copley, as Trustee of the Helen
K. Copley Revokable Trust, P.O. Box 1530, La Jolla, CA 92038-1530 (80,254 shares). Class D--MAC & Co., Mellon Bank N.A., Mutual Fund Operations, P.O. Box 3198, Pittsburgh, PA 15230-3198 (1,273,109.2 shares).

    The Fund has acknowledged that the name "Morgan Stanley Dean Witter" is a property right of MSDW. The Fund has agreed that MSDW or any Corporate affiliate of MSDW, may use, or at any time permit others to use, the name "Morgan Stanley Dean Witter." The Fund has also agreed that in the event the investment management contract between MSDW Advisors and the Fund is terminated, or if the affiliation between MSDW Advisors and its parent company is terminated, the Fund will eliminate the name "Morgan Stanley Dean Witter" from its name if MSDW or any corporate affiliate of MSDW, shall so request.

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

    The Trustees and Executive Officers of the Fund, their principal business occupations during the last five years and their affiliations, if any, with MSDW Advisors and with the 86 Morgan Stanley Dean Witter Funds and the 11 TCW/DW Funds are shown below.

      NAME, AGE, POSITION WITH FUND AND ADDRESS                PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
------------------------------------------------------  ----------------------------------------------------------
Michael Bozic (57) ...................................  Chairman and Chief Executive Officer of Levitz Furniture
Trustee                                                 Corporation (since November, 1995); Director or Trustee of
c/o Levitz Furniture Corporation                        the Morgan Stanley Dean Witter Funds; formerly President
7887 N. Federal Highway                                 and Chief Executive Officer of Hills Department Stores
Boca Raton, Florida                                     (May, 1991-July, 1995); formerly variously Chairman, Chief
                                                        Executive Officer, President and Chief Operating Officer
                                                        (1987-1991) of the Sears Merchandise Group of Sears,
                                                        Roebuck and Co.; Director of Eaglemark Financial Services,
                                                        Inc. and Weirton Steel Corporation.

                                       7

      NAME, AGE, POSITION WITH FUND AND ADDRESS                PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
------------------------------------------------------  ----------------------------------------------------------
Charles A. Fiumefreddo* (65) .........................  Chairman, Director or Trustee, President and Chief
Chairman of the Board,                                  Executive Officer of the Morgan Stanley Dean Witter Funds;
President and Chief Executive                           Chairman, Chief Executive Officer and Trustee of the
Officer and Trustee                                     TCW/DW Funds; formerly Chairman, Chief Executive Officer
Two World Trade Center                                  and Director of MSDW Advisors, MSDW Distributors and MSDW
New York, New York                                      Services, Executive Vice President and Director of Dean
                                                        Witter Reynolds Inc. ("DWR"), Chairman and Director of
                                                        Morgan Stanley Dean Witter Trust FSB ("MSDW Trust"), and
                                                        Director and/or officer of various MSDW subsidiaries
                                                        (until June, 1998).
Edwin J. Garn (65) ...................................  Director or Trustee of the Morgan Stanley Dean Witter
Trustee                                                 Funds; formerly United States Senator (R- Utah)
c/o Huntsman Corporation                                (1974-1992) and Chairman, Senate Banking Committee
500 Huntsman Way                                        (1980-1986); formerly Mayor of Salt Lake City, Utah
Salt Lake City, Utah                                    (1972-1974); formerly Astronaut, Space Shuttle Discovery
                                                        (April 12-19, 1985); Vice Chairman, Huntsman Corporation
                                                        (since January, 1993); Director of Franklin Covey (time
                                                        management systems), John Alden Financial Corp. (health
                                                        insurance); United Space Alliance (joint venture between
                                                        Lockheed Martin and the Boeing Company) and Nuskin Asia
                                                        Pacific (multilevel marketing); member of the board of
                                                        various civic and charitable organizations.
John R. Haire (72) ...................................  Chairman of the Audit Committee and Director or Trustee of
Trustee                                                 the Morgan Stanley Dean Witter Funds; Chairman of the
Two World Trade Center                                  Audit Committee and Trustee of the TCW/DW Funds; formerly
New York, New York                                      President, Council for Aid to Education (1978-1989) and
                                                        Chairman and Chief Executive Officer of Anchor
                                                        Corporation, an Investment Adviser (1964-1978).
Wayne E. Hedien (64) .................................  Retired; Director or Trustee of the Morgan Stanley Dean
Trustee                                                 Witter Funds; Director of The PMI Group, Inc. (private
c/o Gordon Altman Butowsky                              mortgage insurance); Trustee and Vice Chairman of The
Weitzen Shalov & Wein                                   Field Museum of Natural History; formerly associated with
Counsel to the Independent Trustees                     the Allstate Companies (1966-1994), most recently as
114 West 47th Street                                    Chairman of The Allstate Corporation (March,
New York, New York                                      1993-December, 1994) and Chairman and Chief Executive
                                                        Officer of its wholly-owned subsidiary, Allstate Insurance
                                                        Company (July, 1989-December, 1994); director of various
                                                        other business and charitable organizations.

                                       8

      NAME, AGE, POSITION WITH FUND AND ADDRESS                PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
------------------------------------------------------  ----------------------------------------------------------
Dr. Manuel H. Johnson (49) ...........................  Senior Partner, Johnson Smick International, Inc., a
Trustee                                                 consulting firm; Co-Chairman and a founder of the Group of
c/o Johnson Smick                                       Seven Council (G7C), an international economic commission;
International, Inc.                                     Director or Trustee of the Morgan Stanley Dean Witter
1133 Connecticut Avenue, N.W.                           Funds; Trustee of the TCW/DW Funds; Director of NASDAQ
Washington, D.C.                                        (since June, 1995); Director of Greenwich Capital Markets,
                                                        Inc. (broker-dealer) and NVR, Inc. (home construction);
                                                        Trustee of the Financial Accounting Foundation (oversight
                                                        organization for the Financial Accounting Standards
                                                        Board); formerly Vice Chairman of the Board of Governors
                                                        of the Federal Reserve System (1986-1990) and Assistant
                                                        Secretary of the U.S. Treasury (1982-1986).
Michael E. Nugent (62) ...............................  General Partner, Triumph Capital, L.P., a private
Trustee                                                 investment partnership; Director or Trustee of the Morgan
c/o Triumph Capital, L.P.                               Stanley Dean Witter Funds; Trustee of the TCW/DW Funds;
237 Park Avenue                                         formerly Vice President, Bankers Trust Company and BT
New York, New York                                      Capital Corporation (1984-1988); Director of various
                                                        business organizations.
Philip J. Purcell* (54) ..............................  Chairman of the Board of Directors and Chief Executive
Trustee                                                 Officer of MSDW, DWR and Novus Credit Services Inc.;
1585 Broadway                                           Director of MSDW Advisors, MSDW Services and MSDW
New York, New York                                      Distributors; Director or Trustee of the Morgan Stanley
                                                        Dean Witter Funds; Director and/or officer of various MSDW subsidiaries.
John L. Schroeder (67) ...............................  Retired; Director or Trustee of the Morgan Stanley Dean
Trustee                                                 Witter Funds; Trustee of the TCW/DW Funds; Director of
c/o Gordon Altman Butowsky                              Citizens Utilities Company; formerly Executive Vice
Weitzen Shalov & Wein                                   President and Chief Investment Officer of the Home
Counsel to the Independent Trustees                     Insurance Company (August, 1991-September, 1995).
114 West 47th Street
New York, New York
Barry Fink (43) ......................................  Senior Vice President (since March, 1997) and Secretary
Vice President,                                         and General Counsel (since February, 1997) of MSDW
Secretary and General Counsel                           Advisors and MSDW Services; Senior Vice President (since
Two World Trade Center                                  March, 1997) and Assistant Secretary and Assistant General
New York, New York                                      Counsel (since February, 1997) of MSDW Distributors;
                                                        Assistant Secretary of DWR (since August, 1996); Vice
                                                        President, Secretary and General Counsel of the Morgan
                                                        Stanley Dean Witter Funds and the TCW/DW Funds (since
                                                        February, 1997); previously First Vice President (June,
                                                        1993-February, 1997), Vice President (until June, 1993)
                                                        and Assistant Secretary and Assistant General Counsel of
                                                        MSDW Advisors and MSDW Services and Assistant Secretary of
                                                        the Morgan Stanley Dean Witter Funds and TCW/DW Funds.

                                       9

      NAME, AGE, POSITION WITH FUND AND ADDRESS                PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
------------------------------------------------------  ----------------------------------------------------------
Paul D. Vance (62) ...................................  Senior Vice President of MSDW Advisors; Vice President of
Vice President                                          several of the Morgan Stanley Dean Witter Funds.
Two World Trade Center
New York, New York
Thomas F. Caloia (52) ................................  First Vice President and Assistant Treasurer of MSDW
Treasurer                                               Advisors and MSDW Services; Treasurer of the Morgan
Two World Trade Center                                  Stanley Dean Witter Funds and the TCW/DW Funds.
New York, New York

------------
* Denotes Trustees who are "interested persons" of the Fund, as defined in the Act.

    In addition, Mitchell M. Merin, President, Chief Executive Officer and Director of MSDW Advisors and MSDW Services, Chairman and Director of MSDW Distributors and MSDW Advisors, Executive Vice President and Director of DWR, and Director of SPS Transaction Services, Inc. and various other MSDW subsidiaries, Robert M. Scanlan, President and Chief Operating Officer of MSDW Advisors and MSDW Services, Executive Vice President of MSDW Distributors and MSDW Trust and Director of MSDW Trust, Joseph J. McAlinden, Executive Vice President and Chief Investment Officer of MSDW Advisors and Director of MSDW Trust, Robert S. Giambrone, Senior Vice President of MSDW Advisors, MSDW Services, MSDW Distributors and MSDW Trust and Director of MSDW Trust, and Kenton J. Hinchliffe, Ronald J. Worobel and Ira N. Ross, Senior Vice Presidents of MSDW Advisors, are Vice Presidents of the Fund. Marilyn K. Cranney and Carsten Otto, First Vice Presidents and Assistant General Counsels of MSDW Advisors and MSDW Services, Lou Anne D. McInnis, Ruth Rossi and Frank Bruttomesso, Vice Presidents and Assistant General Counsels of MSDW Advisors and MSDW Services, and Todd Lebo, a Staff Attorney with MSDW Advisors, are Assistant Secretaries of the Fund.

THE BOARD OF TRUSTEES, THE INDEPENDENT TRUSTEES, AND THE COMMITTEES

    The Board of Trustees consists of nine (9) trustees. These same individuals also serve as directors or trustees for all of the Morgan Stanley Dean Witter Funds, and are referred to in this section as Trustees. As of the date of this Statement of Additional Information, there are a total of 86 Morgan Stanley Dean Witter Funds, comprised of 130 portfolios. As of May 31, 1998, the Morgan Stanley Dean Witter Funds had total net assets of approximately $106.3 billion and more than six million shareholders.

    Seven Trustees (77% of the total number) have no affiliation or business connection with MSDW Advisors or any of its affiliated persons and do not own any stock or other securities issued by MSDW Advisors' parent company, MSDW. These are the "disinterested" or "independent" Trustees. Four of the seven independent Trustees are also Independent Trustees of the TCW/DW Funds.

    Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Morgan Stanley Dean Witter Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. Indeed, by serving on the Funds' Boards, certain Trustees who would otherwise be qualified and in demand to serve on bank boards would be prohibited by law from doing so.

    All of the Independent Trustees serve as members of the Audit Committee. Three of them also serve as members of the Derivatives Committee. During the calendar year ended December 31, 1997, the Audit Committee, the Derivatives Committee and the Independent Trustees held a combined total of seventeen meetings.

    The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the Board of any Fund that has a Rule 12b-1 plan of distribution. Most of the Morgan Stanley Dean Witter Funds have such a plan.

    The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; and reviewing the adequacy of the Fund's system of internal controls.

    Finally, the Board of each Fund has formed a Derivatives Committee to approve parameters for and monitor the activities of the Fund with respect to derivative investments, if any, made by the Fund.

ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL MORGAN STANLEY DEAN WITTER FUNDS

    The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the Morgan Stanley Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Morgan Stanley Dean Witter Funds.

COMPENSATION OF INDEPENDENT TRUSTEES

    The Fund pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an additional annual fee of $750). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting, or a meeting of the Independent Trustees and/or more than one Committee meeting, take place on a single day, the Trustees are paid a single meeting fee by the Fund. The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee. Mr. Haire currently serves as Chairman of the Audit Committee. Prior to June 1, 1998, Mr. Haire also served as Chairman of the Independent Trustees, for which services the Fund paid him an additional annual fee of $1,200.

    The following table illustrates the compensation paid to the Fund's Independent Trustees by the Fund for the fiscal year ended March 31, 1998.

                               FUND COMPENSATION

                                                                   AGGREGATE
                                                                 COMPENSATION
NAME OF INDEPENDENT TRUSTEE                                      FROM THE FUND
--------------------------------------------------------------  ---------------
Michael Bozic.................................................      $1,600
Edwin J. Garn.................................................       1,700
John R. Haire.................................................       3,550
Wayne E. Hedien...............................................       1,132
Dr. Manuel H. Johnson.........................................       1,650
Michael E. Nugent.............................................       1,700
John L. Schroeder.............................................       1,700

    The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 1997 for services to the 84 Morgan Stanley Dean Witter Funds and, in the case of Messrs. Haire, Johnson, Nugent and Schroeder, the 14 TCW/DW Funds that were in operation at December 31, 1997. Mr. Haire serves as Chairman of the Audit Committee of each Morgan Stanley Dean Witter Fund and each TCW/DW Fund and, prior to June 1, 1998, also served as Chairman of the Independent Directors or Trustees of those Funds. With respect to Messrs. Haire, Johnson, Nugent and Schroeder, the TCW/DW Funds are included solely because of a limited exchange privilege between those Funds and five Morgan Stanley Dean Witter Money Market Funds. Mr. Hedien's term as Director or Trustee of each Morgan Stanley Dean Witter Fund commenced on September 1, 1997.

    CASH COMPENSATION FROM MORGAN STANLEY DEAN WITTER FUNDS AND TCW/DW FUNDS

                                                                   FOR SERVICE AS                    TOTAL CASH
                                                                    CHAIRMAN OF      FOR SERVICE    COMPENSATION
                               FOR SERVICE                          INDEPENDENT          AS              FOR
                              AS DIRECTOR OR                       DIRECTORS/TRUSTEES  CHAIRMAN OF   SERVICES TO
                               TRUSTEE AND                           AND AUDIT       INDEPENDENT         84
                                COMMITTEE        FOR SERVICE AS    COMMITTEES OF      TRUSTEES         MORGAN
                               MEMBER OF 84       TRUSTEE AND            84           AND AUDIT        STANLEY
                              MORGAN STANLEY       COMMITTEE       MORGAN STANLEY   COMMITTEES OF    DEAN WITTER
NAME OF                        DEAN WITTER        MEMBER OF 14      DEAN WITTER          14         FUNDS AND 14
INDEPENDENT TRUSTEE               FUNDS           TCW/DW FUNDS         FUNDS        TCW/DW FUNDS    TCW/DW FUNDS
---------------------------  ----------------   ----------------   --------------   -------------   -------------
Michael Bozic..............      $133,602           --                 --               --            $133,602
Edwin J. Garn..............       149,702           --                 --               --             149,702
John R. Haire..............       149,702           $73,725           $157,463        $ 25,350         406,240
Wayne E. Hedien............        39,010           --                 --               --              39,010
Dr. Manuel H. Johnson......       145,702            71,125            --               --             216,827
Michael E. Nugent..........       149,702            73,725            --               --             223,427
John L. Schroeder..........       149,702            73,725            --               --             223,427

    As of the date of this Statement of Additional Information, 57 of the Morgan Stanley Dean Witter Funds, including the Fund, have adopted a retirement program under which an Independent Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Morgan Stanley Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 29.41% of his or her Eligible Compensation plus 0.4901667% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 58.82% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are not secured or funded by the Adopting Funds.

    The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the Fund for the fiscal year ended March 31, 1998 and by the 57 Morgan Stanley Dean Witter Funds (including the Fund) for the year ended December 31, 1997, and the estimated retirement benefits for the Fund's Independent Trustees, to commence upon their retirement, from the Fund as of March 31, 1998 and from the 57 Morgan Stanley Dean Witter Funds as of December 31, 1997.

   RETIREMENT BENEFITS FROM THE FUND AND ALL MORGAN STANLEY DEAN WITTER FUNDS

                                           FOR ALL ADOPTING FUNDS         RETIREMENT BENEFITS       ESTIMATED ANNUAL
                                    ------------------------------------  ACCRUED AS EXPENSES           BENEFITS
                                         ESTIMATED                                                 UPON RETIREMENT(2)
                                      CREDITED YEARS        ESTIMATED     --------------------   ----------------------
                                       OF SERVICE AT      PERCENTAGE OF              BY ALL        FROM      FROM ALL
                                        RETIREMENT          ELIGIBLE       BY THE   ADOPTING        THE      ADOPTING
NAME OF INDEPENDENT TRUSTEE            (MAXIMUM 10)       COMPENSATION      FUND      FUNDS        FUND        FUNDS
----------------------------------  -------------------  ---------------  --------------------   ---------  -----------
Michael Bozic.....................              10             58.82%     $     382 $    20,499  $   1,029  $    55,026
Edwin J. Garn.....................              10             58.82            644      30,878      1,029       55,026
John R. Haire.....................              10             58.82          1,982     (19,823)(3)  2,308      132,002
Wayne E. Hedien...................               9             50.00            196           0        875       46,772
Dr. Manuel H. Johnson.............              10             58.82            257      12,832      1,029       55,026
Michael E. Nugent.................              10             58.82            484      22,546      1,029       55,026
John L. Schroeder.................               8             49.02            745      39,350        861       46,123

------------
(1) An Eligible Trustee may elect alternate payments of his or her retirement benefits based upon the combined life expectancy of such Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. The amount estimated to be payable under this method, through the remainder of the later of the lives of such Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to either 50% or 100% of the previous periodic amount, an election that, respectively, increases or decreases the previous periodic amount so that the resulting payments will be the actuarial equivalent of the Regular Benefit.

(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) above.

(3) This number reflects the effect of the extension of Mr. Haire's term as Director or Trustee until May 1, 1999.

    As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1 percent of the Fund's shares of beneficial interest outstanding.

INVESTMENT PRACTICES AND POLICIES
--------------------------------------------------------------------------------

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. As discussed in the Prospectus, the Fund may enter into forward foreign currency exchange contracts ("forward contracts") as a hedge against fluctuations in future foreign exchange rates. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial and investment banks) and their customers. Such forward contracts will only be entered into with United States banks and their foreign branches or foreign banks whose assets total $1 billion or more. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

    When management of the Fund believes that the currency of a particular foreign country may suffer a substantial movement against the U.S. dollar, it may enter into a forward contract to purchase or sell, for a fixed amount of dollars or other currency, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the management of the Fund believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served. The Fund's custodian bank will place cash, U.S. Government securities or other appropriate liquid portfolio securities in a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward contracts entered into under the circumstances set forth above. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

    Where, for example, the Fund is hedging a portfolio position consisting of foreign securities denominated in a foreign currency against adverse exchange rate moves vis-a-vis the U.S. dollar, at the maturity of the forward contract for delivery by the Fund of a foreign currency, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency (however, the ability of the Fund to terminate a contract is contingent upon the willingness of the currency trader with whom the contract has been entered into to permit an offsetting transaction). It is impossible to forecast the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio securities if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

    If the Fund retains the portfolio securities and engages in an offsetting transaction, the Fund will incur a gain or loss to the extent that there has been movement in spot or forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

    If the Fund purchases a fixed-income security which is denominated in U.S. dollars but which will pay out its principal based upon a formula tied to the exchange rate between the U.S. dollar and a foreign currency, it may hedge against a decline in the principal value of the security by entering into a forward contract to sell an amount of the relevant foreign currency equal to some or all of the principal value of the security.

    At times when the Fund has written a call option on a security or the currency in which it is denominated, it may wish to enter into a forward contract to purchase or sell the foreign currency in which the security is denominated. A forward contract would, for example, hedge the risk of the security on which a call option has been written declining in value to a greater extent than the value of the premium received for the option. The Fund will maintain with its Custodian at all times, cash, U.S.

Government securities, or other appropriate liquid portfolio securities in a segregated account equal in value to all forward contract obligations and option contract obligations entered into in hedge situations such as this.

    Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

    REPURCHASE AGREEMENTS. As discussed in the Prospectus, when cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security ("collateral") at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be maintained in a segregated account and will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although such date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

    While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager subject to procedures established by the Board of Trustees of the Fund. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of its net assets. The Fund's investments in repurchase agreements may at times be substantial when, in the view of the Investment Manager, liquidity, tax or other considerations warrant.

    LENDING OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale and will not lend more than 25% of the value of its total assets. A loan may be terminated by the borrower on one business days' notice, or by the Fund on four business days' notice. If the borrower fails to deliver the loaned securities within four days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The creditworthiness of firms to which the Fund lends its portfolio securities will be monitored on an ongoing basis by the Investment Manager pursuant to procedures adopted and reviewed, on an ongoing basis, by the Board of Trustees of the Fund.

    When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in such loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities. The Fund did not lend any of its portfolio securities during the fiscal year ended March 31, 1998.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, the value may be more or less than the purchase or sale price. The Fund will also establish a segregated account with its custodian bank in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis. Subject to the foregoing restrictions, the Fund may purchase securities on such basis without limit.

    WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Manager determines that issuance of the security is probable. At such time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At such time, the Fund will also establish a segregated account with its custodian bank in which it will maintain cash or cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities. Once a segregated account has been established, if the anticipated event does not occur and the securities are not issued, the Fund will have lost an investment opportunity. The value of the Fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% of the value of the Fund's total assets at the time the initial commitment to purchase such securities is made (see "Investment Restrictions"). Subject to the foregoing restrictions, the Fund may purchase securities on such basis without limit. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of the sale.

    PRIVATE PLACEMENTS. The Fund may invest up to 5% of its total assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A of the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) Limitations on the resale of such securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration.

    The Securities and Exchange Commission ("SEC") has adopted Rule 144A under the Securities Act, which permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Trustees of the Fund, will make a determination as to the liquidity of each restricted security purchased by the Fund. The procedures require that the following factors be taken into account in making a liquidity determination: (1) the frequency of trades and price quotes for the security; (2) the number of dealers and other potential purchasers who have issued quotes on the security; (3) any dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). If a restricted security is determined to be "liquid," such security will not be included within the category "illiquid securities," which under the SEC's current policies may not exceed 15% of the SEC net assets, and will not be subject to the 5% limitation set out in the preceding paragraph.

    The Rule 144A marketplace of sellers and qualified institutional buyers is new and still developing and may take a period of time to develop into a mature liquid market. As such, the market for certain private placements purchased pursuant to Rule 144A may be initially small or may, subsequent to purchase, become illiquid. Furthermore, the Investment Manager may not posses all the information concerning an issue of securities that it wishes to purchase in a private placement to which it would normally have had access, had the registration statement necessitated by a public offering been filed with the Securities and Exchange Commission.

OPTIONS AND FUTURES TRANSACTIONS
    The Fund may write covered call options against securities held in its portfolio and covered put options on eligible portfolio securities and stock indexes and purchase options of the same series to effect closing transactions, and may hedge against potential changes in the market value of investments (or anticipated investments) and facilitate the reallocation of the Fund's assets into and out of equities and fixed-income securities by purchasing put and call options on portfolio (or eligible portfolio) securities and engaging in transactions involving futures contracts and options on such contracts. The Fund may also hedge against potential changes in the market value of the currencies in which its investments (or anticipated investments) are denominated by purchasing put and call options on currencies and engage in transactions involving currency futures contracts and options on such contracts.

    Call and put options on U.S. Treasury notes, bonds and bills and equity securities are listed on Exchanges and are written in over-the-counter transactions ("OTC options"). Listed options are issued by the Options Clearing Corporation ("OCC") and other clearing entities including foreign exchanges. Ownership of a listed call option gives the Fund the right to buy from the OCC the underlying security covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC the underlying security at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Fund the right to sell the underlying security to the OCC at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security from the OCC at the exercise price.

    OPTIONS ON TREASURY BONDS AND NOTES. Because trading in options written on Treasury bonds and notes tends to center on the most recently auctioned issues, the exchanges on which such securities trade will not continue indefinitely to introduce options with new expirations to replace expiring options on particular issues. Instead, the expirations introduced at the commencement of options trading on a particular issue will be allowed to run their course, with the possible addition of a limited number of new expirations as the original ones expire. Options trading on each issue of bonds or notes will thus be phased out as new options are listed on more recent issues, and options representing a full range of expirations will not ordinarily be available for every issue on which options are traded.

    OPTIONS ON TREASURY BILLS. Because a deliverable Treasury bill changes from week to week, writers of Treasury bill calls cannot provide in advance for their potential exercise settlement obligations by acquiring and holding the underlying security. However, if the Fund holds a long position in Treasury bills with a principal amount of the securities deliverable upon exercise of the option, the position may be hedged from a risk standpoint by the writing of a call option. For so long as the call option is outstanding, the Fund will hold the Treasury bills in a segregated account with its Custodian, so that they will be treated as being covered.

    OPTIONS ON FOREIGN CURRENCIES. The Fund may purchase and write options on foreign currencies for purposes similar to those involved with investing in forward foreign currency exchange contracts. For example, in order to protect against declines in the dollar value of portfolio securities which are denominated in a foreign currency, the Fund may purchase put options on an amount of such foreign currency equivalent to the current value of the portfolio securities involved. As a result, the Fund would be enabled to sell the foreign currency for a fixed amount of U.S. dollars, thereby "locking in" the dollar value of the portfolio securities (less the amount of the premiums paid for the options). Conversely, the Fund may purchase call options on foreign currencies in which securities it anticipates purchasing are denominated to secure a set U.S. dollar price for such securities and protect against a decline in the value of the U.S. dollar against such foreign currency. The Fund may also purchase call and put options to close out written option positions.

    The Fund may also write call options on foreign currency to protect against potential declines in its portfolio securities which are denominated in foreign currencies. If the U.S. dollar value of the portfolio securities falls as a result of a decline in the exchange rate between the foreign currency in which a security is denominated and the U.S. dollar, then a loss to the Fund occasioned by such value decline would be ameliorated by receipt of the premium on the option sold. At the same time, however, the Fund gives up the benefit of any rise in value of the relevant portfolio securities above the exercise price of the option and, in fact, only receives a benefit from the writing of the option to the extent that the value of the portfolio securities falls below the price of the premium received. The Fund may also write options to close out long call option positions.

    The markets in foreign currency options are relatively new and the Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although the Fund will not purchase or write such options unless and until, in the opinion of the management of the Fund, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

    The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security, including foreign securities held in a "hedged" investment portfolio. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

    There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.

    OTC OPTIONS. Exchange-listed options are issued by the OCC which assures that all transactions in such options are properly executed. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. The Fund will engage in OTC option transactions only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York.

    COVERED CALL WRITING. The Fund is permitted to write covered call options on portfolio securities and the U.S. dollar and foreign currencies, without limit, in order to aid in achieving its investment objective. Generally, a call option is "covered" if the Fund owns, or has the right to acquire, without additional cash consideration (or for additional cash consideration held for the Fund by its Custodian in a segregated account) the underlying security (currency) subject to the option except that in the case of call options on U.S. Treasury Bills, the Fund might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the exercise price and a maturity date no later than that of the securities (currency) deliverable under the call option. A call option is also covered if the Fund holds a call on the same security (currency) as the underlying security (currency) of the written option, where the exercise price of the call used for coverage is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the mark to market difference is maintained by the Fund in cash, U.S. Government securities or other liquid portfolio securities which the Fund holds in a segregated account maintained with its Custodian.

    The Fund will receive from the purchaser, in return for a call it has written, a "premium"; i.e., the price of the option. Receipt of these premiums may better enable the Fund to achieve a greater total return than would be realized from holding the underlying securities (currency) alone. Moreover, the income received from the premium will offset a portion of the potential loss incurred by the Fund if the securities (currency) underlying the option are ultimately sold (exchanged) by the Fund at a loss. The premium received will fluctuate with varying economic market conditions. If the market value of the portfolio securities (or the currencies in which they are denominated) upon which call options have been written increases, the Fund may receive less total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written.

    As regards listed options and certain OTC options, during the option period, the Fund may be required, at any time, to deliver the underlying security (currency) against payment of the exercise price on any calls it has written (exercise of certain listed and OTC options may be limited to specific expiration dates). This obligation is terminated upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.

    Closing purchase transactions are ordinarily effected to realize a profit on an outstanding call option to prevent an underlying security (currency) from being called, to permit the sale of an underlying security (or the exchange of the underlying currency) or to enable the Fund to write another call option on the underlying security (currency) with either a different exercise price or expiration date or both. Also, effecting a closing purchase transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments by the Fund. The Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be wholly or partially offset by unrealized appreciation in the market value of the underlying security (currency). Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part or exceeded by a decline in the market value of the underlying security (currency).

    If a call option expires unexercised, the Fund realizes a gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security (currency) during the option period. If a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security (currency) equal to the difference between the purchase price of the underlying security (currency) and the proceeds of the sale of the security (currency) plus the premium received for on the option less the commission paid.

    Options written by a Fund normally have expiration dates of from up to nine months (equity securities) to eighteen months (fixed-income securities) from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security (currency) at the time the option is written. See "Risks of Options and Futures Transactions," below.

    COVERED PUT WRITING. As a writer of a covered put option, the Fund incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election (certain listed and OTC put options written by the Fund will be exercisable by the purchaser only on a specific date). A put is "covered" if, at all times, the Fund maintains, in a segregated account maintained on its behalf at the Fund's Custodian, cash, U.S. Government securities or other liquid portfolio securities in an amount equal to at least the exercise price of the option, at all times during the option period. Similarly, a short put position could be covered by the Fund by its purchase of a put option on the same security as the underlying security of the written option, where the exercise price of the purchased option is equal to or more than the exercise price of the put written or less than the exercise price of the put written if the mark to market difference is maintained by the Fund in cash, U.S. Government securities or other liquid portfolio securities which the Fund holds in a segregated account maintained at its Custodian. In writing puts, the Fund assumes the risk of loss should the market value of the underlying security decline below the exercise price of the option (any loss being decreased by the receipt of the premium on the option written). In the case of listed options, during the option period, the Fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security. The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

    The Fund will write put options for two purposes: (1) to receive the income derived from the premiums paid by purchasers; and (2) when the Investment Manager wishes to purchase the security underlying the option at a price lower than its current market price, in which case it will write the covered put at an exercise price reflecting the lower purchase price sought. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction) while the potential loss equals the difference between the exercise price of the option and the current market price of the underlying securities when the put is exercised, offset by the premium received (less the commissions paid on the transaction).

    The Fund may also purchase put options to close out written put positions in a manner similar to call options closing purchase transactions. In addition, the Fund may sell a put option which it has previously purchased prior to the sale of the securities (currency) underlying such option. Such a sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option sold. Any such gain or loss could be offset in whole or in part by a change in the market value of the underlying security (currency). If a put option purchased by the Fund expired without being sold or exercised the premium would be lost.

    PURCHASING CALL AND PUT OPTIONS. As stated in the Prospectus, the Fund may purchase listed and OTC call and put options in amounts equalling up to 5% of its total assets. The Fund may purchase call options in order to close out a covered call position (see "Covered Call Writing" above) to protect against an increase in price of a security it anticipates purchasing or, in the case of a call option, on foreign currency to hedge against an adverse exchange rate move of the currency in which the security it anticipates purchasing is denominated vis-a-vis the currency in which the exercise price is denominated. The purchase of the call option to effect a closing transaction on a call written over-the-counter may be a listed or an OTC option. In either case, the call purchased is likely to be on the same securities (currencies) and have the same terms as the written option. If purchased over-the-counter, the option would generally be acquired from the dealer or financial institution which purchased the call written by the Fund.

    The Fund may purchase put options on securities and currencies (or related currencies) which it holds (or has the right to acquire) in its portfolio only to protect itself against a decline in the value of the security (currency). If the value of the underlying security (currency) were to fall below the exercise price of the put purchased in an amount greater than the premium paid for the option, the Fund would incur no additional loss. The Fund may also purchase put options to close out written put positions in a manner similar to call options closing purchase transactions. In addition, the Fund may sell a put option which it has previously purchased prior to the sale of the securities (currencies) underlying such option. Such a sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold. Any such gain or loss could be offset in whole or in part by a change in the market value of the underlying security (currency). If a put option purchased by the Fund expired without being sold or exercised, the premium would be lost.

    RISKS OF OPTIONS TRANSACTIONS. The successful use of options depends on the ability of the Investment Manager to forecast correctly interest rates and market movements. If the market value of the portfolio securities (or the currencies in which they are denominated) upon which call options have been written increases, the Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or the currency in which it is denominated) increase, but has retained the risk of loss should the price of the underlying security (currency) decline. The covered put writer also retains the risk of loss should the market value of the underlying security (currency) decline below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities (currency) at the exercise price.

    Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. If a covered call option writer is unable to effect a closing purchase transaction or to purchase an offsetting over-the-counter option, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call option writer may not be able to sell (exchange) an underlying security (currency) at a time when it might otherwise be advantageous to do so. A covered put option writer who is unable to effect a closing purchase transaction or to purchase an offsetting over-the-counter option would continue to bear the risk of decline in the market price of the underlying security (currency) until the option expires or is exercised. In addition, a covered put writer would be unable to utilize the amount held in cash or U.S. Government or other liquid portfolio securities as security for the put option for other investment purposes until the exercise or expiration of the option.

    The Fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on option Exchanges. There is no assurance that such a market will exist, particularly in the case of OTC options, as such options will generally only be closed out by entering into a closing purchase transaction with the purchasing dealer. However, the Fund may be able to purchase an offsetting option which does not close out its position as a writer but constitutes an asset of equal value to the obligation under the option written. If the Fund is not able to either enter into a closing purchase transaction or purchase an offsetting position, it will be required to maintain the securities subject to the call, or the collateral underlying the put, even though it might not be advantageous to do so, until a closing transaction can be entered into (or the option is exercised or expires).

    Among the possible reasons for the absence of a liquid secondary market on an Exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an Exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an Exchange; (v) inadequacy of the facilities of an Exchange or the Options Clearing Corporation ("OCC") to handle current trading volume; or
(vi) a decision by one or more Exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would generally continue to be exercisable in accordance with their terms.

    Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.

    In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC option purchased by the Fund, the Fund could experience a loss of all or part of the value of the option. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Investment Manager.

    Each of the Exchanges has established limitations governing the maximum number of call or put options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different Exchanges or are held or written on one or more accounts or through one or more brokers). An Exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

    While the futures contracts and options transactions to be engaged in by the Fund for the purpose of hedging the Fund's portfolio securities are not speculative in nature, there are risks inherent in the use of such instruments. One such risk which may arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. Another such risk is that prices of interest rate futures contracts may not move in tandem with the changes in prevailing interest rates against which the Fund seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

    The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

    STOCK INDEX OPTIONS. Options on stock indexes are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indexes may have different multipliers. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements are in cash and a gain or loss depends on price movements in the stock market generally (or in a particular segment of the market) rather than the price movements in individual stocks. Currently, options are traded on the S&P 100 Index and the S&P 500 Index on the Chicago Board Options Exchange, the Major Market Index and the Computer Technology Index, Oil Index and Institutional Index on the American Stock Exchange and the NYSE Index and NYSE Beta

Index on the New York Stock Exchange, The Financial News Composite Index on the Pacific Stock Exchange and the Value Line Index, National O-T-C Index and Utilities Index on the Philadelphia Stock Exchange, each of which and any similar index on which options are traded in the future which include stocks that are not limited to any particular industry or segment of the market is referred to as a "broadly based stock market index." Options on stock indexes provide the Fund with a means of protecting the Fund against the risk of market wide price movements. If the Investment Manager anticipates a market decline, the Fund could purchase a stock index put option. If the expected market decline materialized, the resulting decrease in the value of the Fund's portfolio would be offset to the extent of the increase in the value of the put option. If the Investment Manager anticipates a market rise, the Fund may purchase a stock index call option to enable the Fund to participate in such rise until completion of anticipated common stock purchases by the Fund. Purchases and sales of stock index options also enable the Investment Manager to more speedily achieve changes in the Fund's equity positions.

    The Fund will write put options on stock indexes only if such positions are covered by cash, U.S. Government securities or other liquid portfolio securities equal to the aggregate exercise price of the puts, which cover is held for the Fund in a segregated account maintained for it by the Fund's Custodian. All call options on stock indexes written by the Fund will be covered either by a portfolio of stocks substantially replicating the movement of the index underlying the call option or by holding a separate call option on the same stock index with a strike price no higher than the strike price of the call option sold by the Fund.

    RISKS OF OPTIONS ON INDEXES. Because exercises of stock index options are settled in cash, call writers such as the Fund cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. A call writer can offset some of the risk of its writing position by holding a diversified portfolio of stocks similar to those on which the underlying index is based. However, most investors cannot, as a practical matter, acquire and hold a portfolio containing exactly the same stocks as the underlying index, and, as a result, bear a risk that the value of the securities held will vary from the value of the index. Even if an index call writer could assemble a stock portfolio that exactly reproduced the composition of the underlying index, the writer still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the writer will not learn that it has been assigned until the next business day, at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds stocks that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those stocks against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a corresponding decrease in the value of its stock portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding stock positions.

    A holder of an index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the exercising holder will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

    If dissemination of the current level of an underlying index is interrupted, or if trading is interrupted in stocks accounting for a substantial portion of the value of an index, the trading of options on that index will ordinarily be halted. If the trading of options on an underlying index is halted, an exchange may impose restrictions prohibiting the exercise of such options.

    FUTURES CONTRACTS. The Fund may purchase and sell interest rate and stock index futures contracts ("futures contracts") that are traded on U.S. and foreign commodity exchanges on such underlying securities as U.S. Treasury bonds, notes and bills ("interest rate" futures), on the U.S. dollar and foreign currencies, and such indexes as the S&P 500 Index, the Moody's Investment-Grade Corporate Bond Index and the New York Stock Exchange Composite Index ("index" futures).

    As a futures contract purchaser, the Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. As a seller of a futures contract, the Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price.

    The Fund will purchase or sell interest rate futures contracts and bond index futures contracts for the purpose of hedging its fixed-income portfolio (or anticipated portfolio) securities against changes in prevailing interest rates. If the Investment Manager anticipates that interest rates may rise and, concomitantly, the price of fixed-income securities fall, the Fund may sell an interest rate futures contract or a bond index futures contract. If declining interest rates are anticipated, the Fund may purchase an interest rate futures contract to protect against a potential increase in the price of U.S. Government securities the Fund intends to purchase. Subsequently, appropriate fixed-income securities may be purchased by the Fund in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts.

    The Fund will purchase or sell futures contracts on the U.S. dollar and on foreign currencies to hedge against an anticipated rise or decline in the value of the U.S. dollar or foreign currency in which a portfolio security of the Fund is denominated vis-a-vis another currency.

    The Fund will purchase or sell stock index futures contracts for the purpose of hedging its equity portfolio (or anticipated portfolio) securities against changes in their prices. If the Investment Manager anticipates that the prices of stock held by the Fund may fall, the Fund may sell a stock index futures contract. Conversely, if the Investment Manager wishes to hedge against anticipated price rises in those stocks which the Fund intends to purchase, the Fund may purchase stock index futures contracts. In addition, interest rate and stock index futures contracts will be bought or sold in order to close out a short or long position in a corresponding futures contract.

    Although most interest rate futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of equity security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of equity security and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

    INTEREST RATE FUTURES CONTRACTS. When the Fund enters into an interest rate futures contract, it is initially required to deposit with the Fund's Custodian, in a segregated account in the name of the broker performing the transaction, an "initial margin" of cash or U.S. Government securities or other liquid portfolio securities equal to approximately 2% of the contract amount. Initial margin requirements are established by the Exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the Exchanges.

    Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a brokers' client but is, rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked to market daily and the Fund may be required to make subsequent deposits called "variation margin," with the Fund's Custodian, in the account in the name of the broker, which are reflective of price fluctuations in the futures contract. Currently, interest rates futures contracts can be purchased on debt securities such as U.S. Treasury Bills and Bonds, U.S. Treasury Notes with maturities between 6 1/2 and 10 years, GNMA Certificates and Bank Certificates of Deposit.

    CURRENCY FUTURES. Generally, foreign currency futures provide for the delivery of a specified amount of a given currency, on the exercise date, for a set exercise price denominated in U.S. dollars or other currency. Foreign currency futures contracts would be entered into for the same reason and under the same circumstances as forward foreign currency exchange contracts. The Investment Manager will assess such factors as cost spreads, liquidity and transaction costs in determining whether to utilize futures contracts or forward contracts in its foreign currency transactions and hedging strategy. Currently, currency futures exist for, among other foreign currencies, the Japanese yen, German mark, Canadian dollar, British pound, Swiss franc and European currency unit.

    Purchasers and sellers of foreign currency futures contracts are subject to the same risks that apply to the buying and selling of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options of foreign currencies described above. Further, settlement of a foreign currency futures contract must occur within the country issuing the underlying currency. Thus, the Fund must accept or make delivery of the underlying currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents and may be required to pay any fees, taxes or charges associated with such delivery which are assessed in the issuing country.

    Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, the Fund will not purchase or write options on foreign currency futures contracts unless and until, in the Investment Manager's opinion, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency.

    INDEX FUTURES CONTRACTS. The Fund may invest in index futures contracts. An index futures contract sale creates an obligation by the Fund, as seller, to deliver cash at a specified future time. An index futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of cash at a specified future time. Futures contracts on indexes do not require the physical delivery of securities, but provide for a final cash settlement on the expiration date which reflects accumulated profits and losses credited or debited to each party's account.

    The Fund is required to maintain margin deposits with brokerage firms through which it effects index futures contracts in a manner similar to that described above for interest rate futures contracts. Currently, the initial margin requirement is approximately 5% of the contract amount for index futures. In addition, due to current industry practice, daily variations in gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments. The Fund may be required to make additional margin payments during the term of the contract.

    At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a loss or a gain.

    Currently, index futures contracts can be purchased or sold with respect to, among others, the Standard & Poor's 500 Stock Price Index and the Standard & Poor's 100 Stock Price Index on the Chicago Mercantile Exchange, the New York Stock Exchange Composite Index on the New York Futures Exchange, the Major Market Index on the American Stock Exchange, the Moody's Investment-Grade

Corporate Bond Index on the Chicago Board of Trade and the Value Line Stock Index on the Kansas City Board of Trade.

    OPTIONS ON FUTURES CONTRACTS. The Fund may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

    The Fund will purchase and write options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts. If, for example, the Investment Manager wished to protect against an increase in interest rates and the resulting negative impact on the value of a portion of its fixed-income portfolio, it might write a call option on an interest rate futures contract, the underlying security of which correlates with the portion of the portfolio the Investment Manager seeks to hedge. Any premiums received in the writing of options on futures contracts may, of course, augment the total return of the Fund and thereby provide a further hedge against losses resulting from price declines in portions of the Fund's portfolio.

    The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

    LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS ON FUTURES. The Fund may not enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the Fund's total assets, after taking into account unrealized gains and unrealized losses on such contracts it has entered into, provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less
(more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. However, there is no overall limitation on the percentage of the Fund's assets which may be subject to a hedge position. In addition, in accordance with the regulations of the Commodity Futures Trading Commission ("CFTC") under which the Fund is exempted from registration as a commodity pool operator, the Fund may only enter into futures contracts and options on futures contracts transactions in accordance with the limitation described above. If the CFTC changes its regulations so that the Fund would be permitted more latitude to write options on futures contracts for purposes other than hedging the Fund's investments without CFTC registration, the Fund may engage in such transactions for those purposes. Except as described above, there are no other limitations on the use of futures and options thereon by the Fund.

    RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. The successful use of futures and related options depends on the ability of the Investment Manager to accurately predict market, interest rate and currency movements. As stated in the Prospectus, the Fund may sell a futures contract to protect against the decline in the value of securities or the currency in which they are denominated held by the Fund. However, it is possible that the futures market may advance and the value of securities or the currency in which they are denominated held in the portfolio of the Fund may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio will tend to move in the same direction as the futures contracts.

    If the Fund purchases a futures contract to hedge against the increase in value of securities it intends to buy (or the currency in which they are denominated), and the value of such securities decreases, then the Fund may determine not to invest in the securities as planned and will realize a loss on the futures contract that is not offset by a reduction in the price of the securities.

    In addition, if the Fund holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. Government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained for the Fund by its Custodian. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

    If the Fund maintains a short position in a futures contract or has sold a call option on a futures contract, it will cover this position by holding, in a segregated account maintained at its Custodian, cash, U.S. Government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

    Exchanges may limit the amount by which the price of futures contracts may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin on open futures positions. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.

    Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit the Fund's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of the Fund's transactions effected on foreign exchanges.

    The extent to which the Fund may enter into transactions involving options and futures contracts may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company and the Fund's intention to qualify as such. See "Dividends, Distributions and Taxes" in the Prospectus and the Statement of Additional Information.

    While the futures contracts and options transactions to be engaged in by the Fund for the purpose of hedging the Fund's portfolio securities are not speculative in nature, there are risks inherent in the use of such instruments. One such risk which may arise in employing futures contracts to protect against the price volatility of portfolio securities (and the currencies in which they are denominated) is that the prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities (and the currencies in which they are denominated). Another such risk is that prices of interest rate futures contracts may not move in tandem with the changes in prevailing interest rates against which the Fund seeks a hedge. A correlation may also be distorted (a) temporarily, by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds; (b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements; (c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate trends may still not result in a successful hedging transaction.

    There may exist an imperfect correlation between the price movements of futures contracts purchased by the Fund and the movements in the prices of the securities which are the subject of the hedge. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationship between the debt securities and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of underlying securities rather than engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate trends by the Investment Manager may still not result in a successful hedging transaction.

    As stated in the Prospectus, there is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In addition, limitations imposed by an exchange or board of trade on which futures contracts are traded may compel or prevent the Fund from closing out a contract which may result in reduced gain or increased loss to the Fund. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities at a time when it may be disadvantageous to do so.

    Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund notwithstanding that the purchase or sale of a futures contract would not result in a loss, as in the instance where there is no movement in the prices of the futures contract or underlying securities.

    The Investment Manager has substantial experience in the use of the investment techniques described above under the heading "Options and Futures Transactions," which techniques require skills different from those needed to select the portfolio securities underlying various options and futures contracts.

    NEW INSTRUMENTS. New futures contracts, options and other financial products and various combinations thereof continue to be developed. The Fund may invest in any such futures, options or products as may be developed, to the extent consistent with its investment objective and applicable regulatory requirements.

PORTFOLIO TURNOVER

    It is anticipated that the Fund's portfolio turnover rate will not exceed 60%. A 60% turnover rate would occur, for example, if 60% of the securities held in the Fund's portfolio (excluding all securities whose maturities at acquisition were one year or less) were sold and replaced within one year.

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

    In addition to the investment restrictions enumerated in the Prospectus, the investment restrictions listed below have been adopted by the Fund as fundamental policies, except as otherwise indicated. Under the Act, a fundamental policy may not be changed without the vote of a majority of the outstand-ing voting securities of the Fund, as defined in the Act. Such a majority is defined as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding shares of the Fund.

    The Fund may not:

         1. Purchase or sell real estate or interests therein, although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

         2. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor such programs.

         3. Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

         4. Pledge its assets or assign or otherwise encumber them except to secure borrowings effected within the limitations set forth in restriction
    (3). For the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets.

         5. Issue senior securities as defined in the Act, except insofar as the Fund may be deemed to have issued a senior security by reason of (a) entering into any repurchase or reverse repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis; (c) purchasing or selling futures contracts, forward foreign exchange contracts or options;
    (d) borrowing money in accordance with restrictions described above; or (e) lending portfolio securities.

         6. Make loans of money or securities, except: (a) by the purchase of publicly distributed debt obligations in which the Fund may invest consistent with its investment objective and policies; (b) by investment in repurchase agreements; or (c) by lending its portfolio securities.

         7. Make short sales of securities.

         8. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

         9. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

        10. Invest for the purpose of exercising control or management of any other issuer.

        11. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets or in accordance with the provisions of Section 12(d) of the Act and any Rules promulgated thereunder.

        12. Purchase or sell commodities or commodities contracts except that the Fund may purchase or sell futures contracts or options on futures.

    If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total or net assets will not be considered a violation of any of the foregoing restrictions.

    Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

    As a non-fundamental policy, the Fund will not invest in other investment companies in reliance on Sections 12(d)(1)(F), 12(d)(1)(G) or 12(d)(1)(J) of the Act.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------

    Subject to the general supervision of the Trustees, the Investment Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

    The Investment Manager currently serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or adviser to others. It is the practice of the Investment Manager to cause purchase and sale transactions to be allocated among the Fund and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. In the case of certain initial and secondary public offerings, the Investment Manager utilizes a pro-rata allocation process based on the size of the Morgan Stanley Dean Witter Funds involved and the number of shares available from the public offering.

    The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, and in most cases an exact dollar value for those services is not ascertainable.

    The Fund anticipates that certain of its transactions involving foreign securities will be effected on foreign securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

    In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes such prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. For the fiscal years ended March 31, 1996, 1997 and 1998, the Fund paid a total of $4,320,013, $5,066,393 and $8,255,524, respectively, in brokerage commissions.

    The information and services received by the Investment Manager from brokers and dealers may be of benefit to the Investment Manager in the management of accounts of some of its other clients and may not in all cases benefit the Fund directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Investment Manager and thereby reduce its expenses, it is of indeterminable value and the management fee paid to the Investment Manager is not reduced by any amount that may be attributable to the value of such services. During the fiscal year ended March 31, 1998, $6,837,430 of the brokerage commissions paid by the Fund were directed to brokers in connection with research services provided ($2,975,659,170 in transactions).

    Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with DWR. The Fund will limit its transactions with DWR to U.S. Government and Government Agency Securities, Bank Money Instruments (i.e., Certificates of Deposit and Bankers' Acceptances) and Commercial Paper. Such transactions will be effected with DWR only when the price available from DWR is better than that available from other dealers.

    Consistent with the policy described above, brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through DWR, Morgan Stanley & Co. Incorporated ("MS & Co.") and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board of Trustees of the Fund, including a majority of the Trustees who are not "interested" persons of the Fund, as defined in the Act, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer. For the fiscal years ended March 31, 1996, 1997 and 1998, the Fund paid DWR approximately $193,780, $169,351 and $174,060, respectively, in brokerage commissions. During the fiscal year ended March 31, 1998, the brokerage commissions paid to DWR represented approximately 2.11% of the total brokerage commissions paid by the Fund during the period and were paid on account of transactions having an aggregate dollar value equal to approximately 6.19% of the aggregate dollar value of all portfolio transactions of the Fund during the period for which commissions were paid. During the period June 1, 1997 through March 31, 1998, the Fund paid a total of $1,211,197 in brokerage commissions to MS & Co., which broker-dealer became an affiliate of the Investment Manager on May 31, 1997 upon consummation of the merger of Dean Witter, Discover & Co. with Morgan Stanley Group Inc. The brokerage commissions paid to MS & Co. represented approximately 14.67% of the total brokerage commissions paid by the Fund during the period and were paid on account of transactions having an aggregate dollar value equal to approximately 12.24% of the aggregate dollar value of all portfolio transactions of the Fund during the period for which commissions were paid.

    At March 31, 1998, the Fund purchased and held common stock issued by Bank America Corp., which issuer was among the ten brokers or the ten dealers which executed transactions for or with the Fund in the largest dollar amounts during the year, with a market value of $53,954,125.

THE DISTRIBUTOR
--------------------------------------------------------------------------------

    As discussed in the Prospectus, shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"). The Distributor has entered into a selected dealer agreement with DWR, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into selected dealer agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of MSDW. The Trustees of the Fund, including all of the Trustees who are not, and were not at the time they voted, interested persons of the Fund, as defined in the Act (the "Independent Trustees"), approved, at their meeting held on June 30, 1997, the current Distribution Agreement (the "Distribution Agreement") appointing the Distributor as exclusive distributor of the Fund's shares and providing for the Distributor to bear distribution expenses not borne by the Fund. By its terms, the current Distribution Agreement had an initial term ending April 30, 1998, and will remain in effect from year to year thereafter if approved by the Board. At their meeting held on April 30, 1998, the Trustees of the Fund, including a majority of the Independent Trustees, approved the continuation of the Distribution Agreement until April 30, 1999.

    The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. Such expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Morgan Stanley Dean Witter Financial Advisors and other selected broker-dealer representatives. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws. The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

PLAN OF DISTRIBUTION

    The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act (the "Plan") pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the following annual rates: 0.25% and 1.0% of the average daily net assets of Class A and Class C, respectively, and, with respect to Class B, 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived, or (b) the average daily net assets of Class B. The Distributor also receives the proceeds of front-end sales charges and of contingent deferred sales charges imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan (see "Purchase of Fund Shares" in the Prospectus). The Distributor has informed the Fund that it received (a) approximately $4,167,097, $3,916,777 and $4,749,932 in contingent deferred sales charges from Class B for the fiscal years ended March 31, 1996, 1997 and 1998, respectively, (b) approximately $4 and $5,208 in contingent deferred sales charges from Class A and Class C, respectively, for the fiscal year ended March 31, 1998, and (c) approximately $183,817 in front-end sales charges from Class A for the fiscal year ended March 31, 1998, none of which was retained by the Distributor.

    The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.25% of such Class's average annual net assets are currently each characterized as a "service fee" under the Rules of the Association of the National Association of Securities Dealers Inc. (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the aforementioned Rules of the Association.

    The Plan was originally adopted by a majority vote of the Trustees of the Fund, including all of the Independent Trustees (none of whom had or have any direct or indirect financial interest in the operation of the Plan) (the "Independent 12b-1 Trustees"), cast in person at a meeting of the Trustees called for the purpose of voting on such Plan at their Meeting held on April 28, 1993. In making their decision to adopt the Plan, the Trustees requested from the Distributor and received such information as they deemed necessary to make an informed determination as to whether or not adoption of the Plan was in the best interests of the shareholders of the Fund. After due consideration of the information received, the Trustees, including the Independent 12b-1 Trustees, determined that adoption of the Plan would benefit the shareholders of the Fund. MSDW Advisors, as sole shareholder of the Fund, approved the Plan on April 28, 1993, whereupon the Plan went into effect. At their meeting held on October 26, 1995, the Trustees of the Fund, including all of the independent 12b-1 Trustees, approved an amendment to the Plan to permit payments to be made under the Plan with respect to certain distribution expenses incurred in connection with the distribution of shares, including personal services to shareholders with respect to holdings of such shares, of an investment company whose assets are acquired by the Fund in a tax-free reorganization. At their meeting held on June 30, 1997, the Trustees, including a majority of the Independent 12b-1 Trustees, approved amendments to the Plan to reflect the multiple-class structure for the Fund, which took effect on July 28, 1997.

    Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each fiscal quarter a written report provided by the Distributor of the amounts expended by the Distributor under the Plan and the purpose for which such expenditures were made. Class B shares of the Fund accrued $28,749,725 payable to the Distributor, pursuant to the Plan, for the fiscal year ended March 31, 1998. This is an accrual at an annual rate of 0.81% of the average daily net assets of the Fund. This amount is treated by the Fund as an expense in the year it is accrued. For the fiscal period July 28, 1997 through March 31, 1998, Class A and Class C shares of the Fund accrued payments under the Plan amounting to $10,821 and $39,547, respectively, which amounts are equal to 0.25% and 1.0% of the average daily net assets of Class A and Class C, respectively, for such period.

    The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes of shares, each with a different distribution arrangement as set forth in the Prospectus.

    With respect to Class A shares, DWR compensates its Financial Advisors by paying them, from proceeds of the front-end sales charge, commissions for the sale of Class A shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are the Financial Advisors or dealers of record in all cases. On orders of $1 million or more (for which no sales charge was paid) or net asset value purchases by employer-sponsored 401(k) and other plans qualified under Section 401(a) of the Internal Revenue Code ("Qualified Retirement Plans") for which Morgan Stanley Dean Witter Trust FSB ("MSDW Trust") serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement, the Investment Manager compensates DWR's Financial Advisors by paying them, from its own funds, a gross sales credit of 1.0% of the amount sold.

    With respect to Class B shares, DWR compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases. In the case of Class B shares purchased on or after July 28, 1997 by Qualified Retirement Plans for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement, DWR compensates its Financial Advisors by paying them, from its own funds, a gross sales credit of 3.0% of the amount sold.

    With respect to Class C shares, DWR compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently a residual of up to 1.0% of the current value of the respective accounts for which they are the account executives of record.

    With respect to Class D shares other than shares held by participants in MSDW Advisors mutual fund asset allocation program, the Investment Manager compensates DWR's Financial Advisors by paying them, from its own funds, commissions for the sale of Class D shares, currently a gross sales credit of up to 1.0% of the amount sold. There is a chargeback of 100% of the amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the amount paid if the Class D shares are redeemed in the second year after purchase. The Investment Manager also compensates DWR's Financial Advisors by paying them, from its own funds, an annual residual commission, currently a residual of up to 0.10% of the current value of the respective accounts for which they are the account executives of record (not including accounts of participants in the MSDW Advisors mutual fund asset allocation program).

    The gross sales credit is a charge which reflects commissions paid by DWR to its Financial Advisors and DWR's Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including (a) the expenses of operating DWR's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other expenses relating to branch promotion of Fund sales. The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

    Each Class paid 100% of the amounts accrued under the Plan for the fiscal year ended March 31, 1998, to the Distributor. The Distributor and DWR estimate that they have spent, pursuant to the Plan, $181,149,598 on behalf of Class B since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways: (i) 2.55% ($4,617,048)--advertising and promotional expenses; (ii) 0.45% ($807,490)--printing of prospectuses for distribution to other than current shareholders; and (iii) 97.00% ($175,725,060)--other expenses, including the gross sales credit and the carrying charge, of which 7.51% ($13,190,688) represents carrying charges, 37.46% ($65,826,421) represents commission credits to DWR branch offices for payments of commissions to account executives and 55.03% ($96,707,951) represents overhead and other branch office distribution-related expenses. The amounts accrued by Class A and Class C for distribution during the fiscal period July 28, 1997 through March 31, 1998 were for expenses which relate to compensation of sales personnel and associated overhead expenses.

    The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and 1.0%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to Morgan Stanley Dean Witter Financial Advisors and other selected broker-dealer representatives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including a majority of the Independent 12b-1 Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to Morgan Stanley Dean Witter Financial Advisors and other selected broker-dealer representatives (for

Class C) may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.

    In the case of Class B shares at any given time, the expenses in distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan and (ii) the proceeds of contingent deferred sales charges paid by investors upon redemption of shares. The Distributor has advised the Fund that in the case of Class B shares the excess amount, including the carrying charge designed to approximate the opportunity costs incurred which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's Class B shares, totalled $72,726,630 as of March 31, 1998. Because there is no requirement under the Plan that the Distributor be reimbursed for all expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay distribution expenses in excess of payments made under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or contingent deferred sales charges, may or may not be recovered through future distribution fees or contingent deferred sales charges.

    No interested person of the Fund, nor any Trustee of the Fund who is not an interested person of the Fund, as defined in the Act, has any direct or indirect financial interest in the operation of the Plan except to the extent that the Distributor, MSDW Advisors, MSDW Services, DWR or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

    Under its terms, the Plan had an initial term ending April 30, 1994 and will remain in effect from year to year thereafter, provided such continuance is approved annually by a vote of the Trustees in the manner described above. Prior to the Board's approval of amendments to the Plan to reflect the multiple-class structure for the Fund, the most recent continuance of the Plan for one year, until April 30, 1999, was approved by the Trustees of the Fund, including a majority of the Independent 12b-1 Trustees, at their meeting held on April 30, 1998. Prior to approving the continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan; and (3) what services had been provided and were continuing to be provided under the Plan by the Distributor to the Fund and its stockholders. Based upon their review, the Trustees of the Fund, including each of the Independent 12b-1 Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.

    The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the affected Class or Classes of the Fund, and all material amendments of the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent 12b-1 Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

DETERMINATION OF NET ASSET VALUE
--------------------------------------------------------------------------------

    The net asset value per share for each Class of shares of the Fund is determined once daily at 4:00 p.m., New York time (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), on each day that the New York Stock Exchange is open by taking the value of all assets of the Fund, subtracting its liabilities, dividing by the number of shares outstanding and adjusting to the nearest cent. The New York Stock Exchange currently observes the following holidays: New Year's Day, Reverend Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

    As stated in the Prospectus, short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Other short-term debt securities will be valued on a mark-to-market basis until such time as they reach a remaining maturity of 60 days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked prices. Unlisted options on debt securities and all options on equity securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest sale price on the commodities exchange on which they trade unless the Trustees determine that such price does not reflect their market value, in which case they will be valued at their fair value as determined by the Trustees. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

PURCHASE OF FUND SHARES
--------------------------------------------------------------------------------

    As discussed in the Prospectus, the Fund offers four Classes of shares as follows:

INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES

    Class A shares are sold to investors with an initial sales charge that declines to zero for larger purchases; however, Class A shares sold without an initial sales charge are subject to a contingent deferred sales charge ("CDSC") of 1.0% if redeemed within one year of purchase, except in the circumstances discussed in the Prospectus.

    RIGHT OF ACCUMULATION. As discussed in the Prospectus, investors may combine the current value of shares purchased in separate transactions for purposes of benefitting from the reduced sales charges available for purchases of shares of the Fund totalling at least $25,000 in net asset value. For example, if any person or entity who qualifies for this privilege holds Class A shares of the Fund and/or other Morgan Stanley Dean Witter Funds that are multiple class funds ("Morgan Stanley Dean Witter Multi-Class Funds") or shares of other Morgan Stanley Dean Witter Funds sold with a front-end sales charge purchased at a price including a front-end sales charge having a current value of $5,000, and purchases $20,000 of additional shares of the Fund, the sales charge applicable to the $20,000 purchase would be 4.75% of the offering price.

    The Distributor must be notified by the selected broker-dealer or the shareholder at the time a purchase order is placed that the purchase qualifies for the reduced charge under the Right of Accumulation. Similar notification must be made in writing by the selected broker-dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such notification is not furnished at the time of the order; or (b) a review of the records of the Distributor or Morgan Stanley Dean Witter Trust FSB (the "Transfer Agent") fails to confirm the investor's represented holdings.

    LETTER OF INTENT. As discussed in the Prospectus, reduced sales charges are available to investors who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of Class A shares of the Fund from the Distributor or from a single Selected Broker-Dealer.

    A Letter of Intent permits an investor to establish a total investment goal to be achieved by any number of purchases over a thirteen-month period. Each purchase of Class A shares made during the period will receive the reduced sales commission applicable to the amount represented by the goal, as if it were a single purchase. A number of shares equal in value to 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the shareholder. The initial purchase under a Letter of Intent must be equal to at least 5% of the stated investment goal.

    The Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor is authorized by the shareholder to liquidate a sufficient number of his or her escrowed shares to obtain such difference.

    If the goal is exceeded and purchases pass the next sales charge level, the sales charge on the entire amount of the purchase that results in passing that level and on subsequent purchases will be subject to further reduced sales charges in the same manner as set forth above under "Right of Accumulation," but there will be no retroactive reduction of sales charges on previous purchases. For the purpose of determining whether the investor is entitled to a further reduced sales charge applicable to purchases at or above a sales charge level which exceeds the stated goal of a Letter of Intent, the cumulative current net asset value of any shares owned by the investor in any other Morgan Stanley Dean Witter Funds held by the shareholder which were previously purchased at a price including a front-end sales charge (including shares of the Fund and other Morgan Stanley Dean Witter Funds acquired in exchange for those shares, and including in each case shares acquired through reinvestment of dividends and distributions) will be added to the cost or net asset value of shares of the Fund owned by the investor. However, shares of "Exchange Funds" (see "Shareholder Services--Exchange Privilege") and the purchase of shares of other Morgan Stanley Dean Witter Funds will not be included in determining whether the stated goal of a Letter of Intent has been reached.

    At any time while a Letter of Intent is in effect, a shareholder may, by written notice to the Distributor, increase the amount of the stated goal. In that event, only shares purchased during the previous 90-day period and still owned by the shareholder will be included in the new sales charge reduction. The 5% escrow and minimum purchase requirements will be applicable to the new stated goal. Investors electing to purchase shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE--CLASS B SHARES

    Class B shares are sold without an initial sales charge but are subject to a CDSC payable upon most redemptions within six years after purchase. As stated in the Prospectus, a CDSC will be imposed on any redemption by an investor if after such redemption the current value of the investor's Class B shares of the Fund is less than the dollar amount of all payments by the shareholder for the purchase of Class B shares during the preceding six years (or, in the case of shares held by certain Qualified Retirement Plans, three years). However, no CDSC will be imposed to the extent that the net asset value of the shares redeemed does not exceed: (a) the current net asset value of shares purchased more than six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) prior to the redemption, plus (b) the current net asset value of shares purchased through reinvestment of dividends or distributions of the Fund or another Morgan Stanley Dean Witter Fund (see "Shareholder Services-- Targeted Dividends"), plus (c) the current net asset value of shares acquired in exchange for (i) shares of Morgan Stanley Dean Witter front-end sales charge funds, or (ii) shares of other Morgan Stanley Dean Witter Funds for which shares of front-end sales charge funds have been exchanged (see "Shareholder Services--Exchange Privilege"), plus (d) increases in the net asset value of the investor's shares above the total amount of payments for the purchase of Fund shares made during the preceding six (three) years. The CDSC will be paid to the Distributor. [In addition, no CDSC will be imposed on redemptions of shares which are attributable to reinvestment of dividends or distributions from, or the proceeds of, certain Unit Investment Trusts.]

    In determining the applicability of the CDSC to each redemption, the amount which represents an increase in the net asset value of the investor's shares above the amount of the total payments for the purchase of shares within the last six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) will be redeemed first. In the event the redemption amount exceeds such increase in value, the next portion of the amount redeemed will be the amount which represents the net asset value of the investor's shares purchased more than six (three) years prior to the redemption and/or shares purchased through reinvestment of dividends or distributions and/or shares acquired in exchange for shares of Morgan Stanley Dean Witter front-end sales charge funds, or for shares of other Morgan Stanley Dean Witter funds for which shares of front-end sales charge funds have been exchanged. A portion of the amount redeemed which exceeds an amount which represents both such increase in value and the value of shares purchased more than six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) prior to the redemption and/or shares purchased through reinvestment of dividends or distributions and/or shares acquired in the above-described exchanges will be subject to a CDSC.

    The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares of the Fund until the time of redemption of such shares. For purposes of determining the number of years from the time of any payment for the purchase of shares, all payments made during a month will be aggregated and deemed to have been made on the last day of the month. The following table sets forth the rates of the CDSC applicable to most Class B shares of the Fund:

                                        YEAR SINCE
                                         PURCHASE                                            CDSC AS A PERCENTAGE OF
                                       PAYMENT MADE                                              AMOUNT REDEEMED
                                       ------------                                              ---------------
First.....................................................................................               5.0%
Second....................................................................................               4.0%
Third.....................................................................................               3.0%
Fourth....................................................................................               2.0%
Fifth.....................................................................................               2.0%
Sixth.....................................................................................               1.0%
Seventh and thereafter....................................................................               None

    The following table sets forth the rates of the CDSC applicable to Class B shares of the Fund purchased on or after July 28, 1997 by Qualified Retirement Plans for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement.

                                        YEAR SINCE
                                         PURCHASE                                            CDSC AS A PERCENTAGE OF
                                       PAYMENT MADE                                              AMOUNT REDEEMED
                                       ------------                                              ---------------
First.....................................................................................               2.0%
Second....................................................................................               2.0%
Third.....................................................................................               1.0%
Fourth and thereafter.....................................................................             None

    In determining the rate of the CDSC, it will be assumed that a redemption is made of shares held by the investor for the longest period of time within the applicable six-year or three-year period. This will result in any such CDSC being imposed at the lowest possible rate. The CDSC will be imposed, in accordance with the table shown above, on any redemptions within six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) of purchase which are in excess of these amounts and which redemptions do not qualify for waiver of the CDSC, as described in the Prospectus.

LEVEL LOAD ALTERNATIVE--CLASS C SHARES

    Class C shares are sold without a sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase, except in the circumstances discussed in the Prospectus.

NO LOAD ALTERNATIVE--CLASS D SHARES

    Class D shares are offered without any sales charge on purchase or redemption. Class D shares are offered only to those persons meeting the qualifications set forth in the Prospectus.

SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

    Upon the purchase of shares of the Fund, a Shareholder Investment Account is opened for the investor on the books of the Fund and maintained by the Transfer Agent. This is an open account in which shares owned by the investor are credited by the Transfer Agent in lieu of issuance of a share certificate. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the account at any time. There is no charge to the investor for issuance of a certificate. Whenever a shareholder-instituted transaction takes place in the Shareholder Investment Account, the shareholder will be mailed a confirmation of the transaction from the Fund or from DWR or other selected broker-dealer.

    INVESTMENT OF DIVIDENDS OR DISTRIBUTIONS RECEIVED IN CASH. As discussed in the Prospectus, any shareholder who receives a cash payment representing a dividend or distribution may invest such dividend or distribution in shares of the applicable Class at the net asset value next determined after receipt by the Transfer Agent, without the imposition of a CDSC upon redemption, by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. If the shareholder returns the proceeds of a dividend or distribution, such funds must be accompanied by a signed statement indicating that the proceeds constitute a dividend or distribution to be invested. Such investment will be made at the net asset value per share next determined after receipt of the check or proceeds by the Transfer Agent.

    AUTOMATIC INVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. As stated in the Prospectus, all income dividends and capital gains distributions are automatically paid in full and fractional shares of the applicable Class of the Fund, unless the shareholder requests that they be paid in cash. Each purchase of shares of the Fund is made upon the condition that the Transfer Agent is thereby automatically appointed as agent of the investor to receive all dividends and capital gains distributions on shares owned by the investor. Such dividends and distributions will be paid, at the net asset value per share, in shares of the applicable Class of the Fund (or in cash if the shareholder so requests) as of the close of business on the record date. At any time an investor may request the Transfer Agent, in writing, to have subsequent dividends and/or capital gains distributions paid to him or her in cash rather than shares. To assure sufficient time to process the change, such request should be received by the Transfer Agent as least five business days prior to the record date of the dividend or distribution. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payments will be made to the Distributor, which will be forwarded to the shareholder, upon the receipt of proper instructions. It has been and remains the Fund's policy and practice that, if checks for dividends or distributions paid in cash remain uncashed, no interest will accrue on amounts represented by uncashed checks.

    TARGETED DIVIDENDS-SM-. In states where it is legally permissible, shareholders may also have all income dividends and capital gains distributions automatically invested in shares of any Class of an open-end Morgan Stanley Dean Witter Fund other than Morgan Stanley Dean Witter Global Dividend Growth Securities or in another Class of Morgan Stanley Dean Witter Global Dividend Growth Securities. Such investment will be made as described above for automatic investment in shares of the applicable Class of the Fund, at the net asset value per share of the selected Morgan Stanley Dean Witter Fund as of the close of business on the payment date of the dividend or distribution and will begin to earn dividends, if any, in the selected Morgan Stanley Dean Witter Fund the next business day. To participate in the Targeted Dividends program, shareholders should contact their Morgan Stanley Dean Witter Financial Advisor or other selected broker-dealer representative or the Transfer Agent. Shareholders of the Fund must be shareholders of the selected Class of the Morgan Stanley Dean Witter Fund targeted to receive investments from dividends at the time they enter the Targeted Dividends program. Investors should review the prospectus of the targeted Morgan Stanley Dean Witter Fund before entering the program.

    EASYINVEST-SM-. Shareholders may subscribe to Easyinvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account or following redemption of shares of a Morgan Stanley Dean Witter money market fund, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund. Shares purchased through Easyinvest will be added to the shareholder's existing account at the net asset value calculated the same business day the transfer of funds is effected (subject to any applicable sales charges). Shares of the Morgan Stanley Dean Witter money market funds redeemed in connection with EasyInvest are redeemed on the business day preceding the transfer of funds. For further information or to subscribe to Easyinvest, shareholders should contact their Morgan Stanley Dean Witter Financial Advisor or other selected broker-dealer representative or the Transfer Agent.

    SYSTEMATIC WITHDRAWAL PLAN. As discussed in the Prospectus, a systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any dollar amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. Any applicable CDSC will be imposed on shares redeemed under the Withdrawal Plan (see "Purchase of Fund Shares" in the Prospectus). Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable CDSC) to the shareholder will be the designated monthly or quarterly amount.

    The Transfer Agent acts as agent for the shareholder in tendering to the Fund for redemption sufficient full and fractional shares to provide the amount of the periodic withdrawal payment designated in the application. The shares will be redeemed at their net asset value determined, at the shareholder's option, on the tenth or twenty-fifth day (or next following business day) of the relevant month or quarter and normally a check for the proceeds will be mailed by the Transfer Agent, or amounts credited to a shareholder's DWR or other selected broker-dealer brokerage account within five business days after the date of redemption. The Withdrawal Plan may be terminated at any time by the Fund.

    Withdrawal Plan payments should not be considered as dividends, yields or income. If periodic withdrawal plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

    Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes. Although the shareholder may make additional investments of $2,500 or more under the Withdrawal Plan, withdrawals made concurrently with purchases of additional shares may be inadvisable because of the sales charges which may be applicable to purchases or redemptions of shares (see "Purchase of Fund Shares").

    Any shareholder who wishes to have payments under the Withdrawal Plan made to a third party or sent to an address other than the one listed on the account must send complete written instructions to the Transfer Agent to enroll in the Withdrawal Plan. The shareholder's signature on such instructions must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor.) A shareholder may, at any time, change the amount and interval of withdrawal payments through his or her Morgan Stanley Dean Witter Financial Advisor or other selected broker-dealer representative or by written notification to the Transfer Agent. In addition, the party and/or the address to which checks are mailed may be changed by written notification to the Transfer Agent, with signature guarantees required in the manner described above. The shareholder may also terminate the Withdrawal Plan at any time by written notice to the Transfer Agent. In the event of such termination, the account will be continued as a regular shareholder investment account. The shareholder may also redeem all or part of the shares held in the Withdrawal Plan account (see "Redemptions and Repurchases" in the Prospectus) at any time. Shareholders wishing to enroll in the Withdrawal Plan should contact their account executive or the Transfer Agent.

    DIRECT INVESTMENTS THROUGH TRANSFER AGENT. As discussed in the Prospectus, shareholders may make additional investments in any Class of shares of the Fund for which they qualify at any time by sending a check in any amount, not less than $100, payable to Morgan Stanley Dean Witter Global Dividend Growth Securities, and indicating the selected Class, directly to the Fund's Transfer Agent. In the case of Class A shares, after deduction of any applicable sales charge, the balance will be applied to the purchase of Fund shares, and, in the case of shares of the other Classes, the entire amount will be applied to the purchase of Fund shares, at the net asset value per share next computed after receipt of the check or purchase payment by the Transfer Agent. The shares so purchased will be credited to the investor's account.

EXCHANGE PRIVILEGE

    As discussed in the Prospectus, the Fund makes available to its shareholders an Exchange Privilege whereby shareholders of each Class of shares of the Fund may exchange their shares for shares of the same Class of shares of any other Morgan Stanley Dean Witter Multi-Class Fund without the imposition of any exchange fee. Shares may also be exchanged for shares of any of the following funds: Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust, Morgan Stanley Dean Witter Limited Term Municipal Trust, Morgan Stanley Dean Witter Short-Term Bond Fund, Morgan Stanley Dean Witter Intermediate Term U.S. Treasury Trust and five Morgan Stanley Dean Witter Funds which are money market funds (the foregoing nine funds are hereinafter referred to as the "Exchange Funds"). Class A shares may also be exchanged for shares of Morgan Stanley Dean Witter Multi-State Municipal Series Trust and Morgan Stanley Dean Witter Hawaii Municipal Trust, which are Morgan Stanley Dean Witter Funds sold with a front-end sales charge ("FSC Funds"). Class B shares may also be exchanged for shares of Morgan Stanley Dean Witter Global Short-Term Income Fund Inc. ("Global Short-Term"), which is a Morgan Stanley Dean Witter Fund offered with a CDSC. Exchanges may be made after the shares of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss.

    Any new account established through the Exchange Privilege will have the same registration and cash dividend or dividend reinvestment plan as the present account, unless the Transfer Agent receives written notification to the contrary. For telephone exchanges, the exact registration of the existing account and the account number must be provided.

    Any shares held in certificate form cannot be exchanged but must be forwarded to the Transfer Agent and deposited into the shareholder's account before being eligible for exchange. (Certificates mailed in for deposit should not be endorsed.)

    As described below, and in the Prospectus under the caption "Purchase of Fund Shares," a CDSC may be imposed upon a redemption, depending on a number of factors, including the number of years from the time of purchase until the time of redemption or exchange ("holding period"). When shares of a Morgan Stanley Dean Witter Multi-Class Fund or Global Short-Term are exchanged for shares of an Exchange Fund, the exchange is executed at no charge to the shareholder, without the imposition of the CDSC at the time of the exchange. During the period of time the shareholder remains in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period or "year since purchase payment made" is frozen. When shares are redeemed out of the Exchange Fund, they will be subject to a CDSC which would be based upon the period of time the shareholder held shares in a Morgan Stanley Dean Witter Multi-Class Fund or in Global Short-Term. However, in the case of shares exchanged into an Exchange Fund on or after April 23, 1990, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees incurred on or after that date which are attributable to those shares. Shareholders acquiring shares of an Exchange Fund pursuant to this exchange privilege may exchange those shares back into a Morgan Stanley Dean Witter Multi-Class Fund or Global Short-Term from the Exchange Fund, with no CDSC being imposed on such exchange. The holding period previously frozen when shares were first exchanged for shares of the Exchange Fund resumes on the last day of the month in which shares of a Morgan Stanley Dean Witter

Multi-Class Fund or Global Short-Term are reacquired. A CDSC is imposed only upon an ultimate redemption, based upon the time (calculated as described above) the shareholder was invested in a Morgan Stanley Dean Witter Multi-Class Fund or in Global Short-Term. In the case of exchanges of Class A shares which are subject to a CDSC, the holding period also includes the time (calculated as described above) the shareholder was invested in a FSC Fund.

    When shares initially purchased in a Morgan Stanley Dean Witter Multi-Class Fund or in Global Short-Term are exchanged for shares of a Morgan Stanley Dean Witter Multi-Class Fund, shares of Global Short-Term, shares of a FSC Fund, or shares of an Exchange Fund, the date of purchase of the shares of the fund exchanged into, for purposes of the CDSC upon redemption, will be the last day of the month in which the shares being exchanged were originally purchased. In allocating the purchase payments between funds for purposes of the CDSC, the amount which represents the current net asset value of shares at the time of the exchange which were (i) purchased more than one, three or six years (depending on the CDSC schedule applicable to the shares) prior to the exchange, (ii) originally acquired through reinvestment of dividends or distributions and (iii) acquired in exchange for shares of a FSC Fund, or for shares of other Morgan Stanley Dean Witter Funds for which shares of a FSC Fund, have been exchanged (all such shares called "Free Shares"), will be exchanged first. After an exchange, all dividends earned on shares in an Exchange Fund will be considered Free Shares. If the exchanged amount exceeds the value of such Free Shares, an exchange is made, on a block-by-block basis, of non-Free Shares held for the longest period of time (except that with respect to Class B shares, if shares held for identical periods of time but subject to different CDSC schedules are held in the same Exchange Privilege account, the shares of that block that are subject to a lower CDSC rate will be exchanged prior to the shares of that block that are subject to a higher CDSC rate). Shares equal to any appreciation in the value of non-Free Shares exchanged will be treated as Free Shares, and the amount of the purchase payments for the non-Free Shares of the fund exchanged into will be equal to the lesser of (a) the purchase payments for, or (b) the current net asset value of, the exchanged non-Free Shares. If an exchange between funds would result in exchange of only part of a particular block of non-Free Shares, then shares equal to any appreciation in the value of the block (up to the amount of the exchange) will be treated as Free Shares and exchanged first, and the purchase payment for that block will be allocated on a pro rata basis between the non-Free Shares of that block to be retained and the non-Free Shares to be exchanged. The prorated amount of such purchase payment attributable to the retained non-Free Shares will remain as the purchase payment for such shares, and the amount of purchase payment for the exchanged non-Free Shares will be equal to the lesser of (a) the prorated amount of the purchase payment for, or (b) the current net asset value of, those exchanged non-Free Shares. Based upon the procedures described in the Prospectus under the caption "Purchase of Fund Shares," any applicable CDSC will be imposed upon the ultimate redemption of shares of any fund, regardless of the number of exchanges since those shares were originally purchased.

    With respect to the redemption or repurchase of shares of the Fund, the application of proceeds to the purchase of new shares in the Fund or any other of the funds and the general administration of the Exchange Privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's selected broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent shall be liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund shall not be liable for any default or negligence of the Transfer Agent, the Distributor or any selected broker-dealer.

    The Distributor and all selected broker-dealers have authorized and appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other fund and the general administration of the Exchange Privilege. No commission or discounts will be paid to the Distributor or any selected broker-dealer for any transactions pursuant to this Exchange Privilege.

    Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. (The minimum initial investment for the Exchange Privilege account of each Class is $5,000 for Morgan Stanley Dean Witter Liquid Asset Fund Inc., Morgan Stanley Dean Witter Tax-Free Daily Income Trust, Morgan Stanley Dean Witter California Tax-Free Daily Income Trust and Morgan

Stanley Dean Witter New York Municipal Money Market Trust, although those funds may, at their discretion, accept initial investments of as low as $1,000. The minimum initial investment for the Exchange Privilege account of each Class is $5,000 for Morgan Stanley Dean Witter Special Value Fund. The minimum investment for the Exchange Privilege account of each Class is $10,000 for Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust, although that fund, in its discretion, may accept initial purchases as low as $5,000. The minimum initial investment for the Exchange Privilege account of each Class for all other Morgan Stanley Dean Witter Funds for which the Exchange Privilege is available is $1,000.) Upon exchange into an Exchange Fund, the shares of that fund will be held in a special Exchange Privilege Account separately from accounts of those shareholders who have acquired their shares directly from that fund. As a result, certain services normally available to shareholders of those funds, including the check writing feature, will not be available for funds held in that account.

    The Fund and each of the other Morgan Stanley Dean Witter Funds may limit the number of times this Exchange Privilege may be exercised by any investor within a specified period of time. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of the Morgan Stanley Dean Witter Funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies (presently sixty days' prior written notice for termination or material revision), provided that six months' prior written notice of termination will be given to the shareholders who hold shares of Exchange Funds, pursuant to the Exchange Privilege, and provided further that the Exchange Privilege may be terminated or materially revised without notice at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, (d) during any other period when the Securities and Exchange Commission by order so permits (provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist) or (e) if the Fund would be unable to invest amounts effectively in accordance with its investment objective, policies and restrictions.

    The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain a copy and examine it carefully before investing. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.

    For further information regarding the Exchange Privilege, shareholders should contact their Morgan Stanley Dean Witter Financial Advisor or other selected broker-dealer account representative or the Transfer Agent.

REDEMPTIONS AND REPURCHASES
--------------------------------------------------------------------------------

    REDEMPTION. As stated in the Prospectus, shares of each Class of the Fund can be redeemed for cash at any time at the net asset value per share next determined; however, such redemption proceeds will be reduced by the amount of any applicable CDSC (see below). If shares are held in a shareholder's account without a share certificate, a written request for redemption to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption. The share certificate, or an accompanying stock power, and the request for redemption, must be signed by the shareholder or shareholders exactly as the shares are registered. Each request for redemption, whether or not accompanied by a share certificate, must be sent to the Fund's Transfer Agent, which will redeem the shares at their net asset value next computed (see "Purchase of Fund Shares") after it receives the request, and certificate, if any, in good order. Any redemption request received after such computation will be redeemed at the next determined net asset value. The term "good order" means that the share certificate, if any, and request for redemption are properly signed, accompanied by any documentation required by the Transfer Agent, and bear signature guarantees when required by the Fund or the Transfer Agent. If redemption is requested by a corporation, partnership, trust or fiduciary, the Transfer Agent may require that written evidence of authority acceptable to the Transfer Agent be submitted before such request is accepted.

    Whether certificates are held by the shareholder or shares are held in a shareholder's account, if the proceeds are to be paid to any person other than the record owner, or if the proceeds are to be paid to a corporation (other than the Distributor or a selected broker-dealer for the account of the shareholder), partnership, trust or fiduciary, or sent to a shareholder at an address other than the registered address, signatures must be guaranteed by an eligible guarantor. A stock power may be obtained from any dealer or commercial bank. The Fund may change the signature guarantee requirements from time to time upon notice to shareholders, which may be by means supplement to the prospectus or a new prospectus.

    REPURCHASE. As stated in the Prospectus, DWR and other selected broker-dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other selected broker-dealers upon the telephonic request of the shareholder. The repurchase price is the net asset value next computed after such purchase order is received by DWR or other selected broker-dealer reduced by any applicable CDSC.

    PAYMENT FOR SHARES REDEEMED OR REPURCHASED. As discussed in the Prospectus, payment for shares of any Class presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the Securities and Exchange Commission by order so permits; provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist. If the shares to be redeemed have recently been purchased by check, (including a certified check or bank cashier's check) payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). It has been and remains the Fund's policy and practice that, if checks for redemption proceeds remain uncashed, no interest will accrue on amounts represented by such uncashed checks. Shareholders maintaining accounts with DWR or another selected broker-dealer are referred to their Morgan Stanley Dean Witter Financial Advisor or other selected broker-dealer representative regarding restrictions on redemption of shares of the Fund pledged in the margin account.

    TRANSFERS OF SHARES. In the event a shareholder requests a transfer of any shares to a new registration, such shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro-rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

    REINSTATEMENT PRIVILEGE. As discussed in the Prospectus, a shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may within 35 days after the date of redemption or repurchase reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund in the same Class at the net asset value next determined after a reinstatement request, together with such proceeds, is received by the Transfer Agent.

    Exercise of the reinstatement privilege will not affect the federal income tax treatment of any gain or loss realized upon the redemption or repurchase, except that if the redemption or repurchase resulted in a loss and reinstatement is made in shares of the Fund, some or all of the loss, depending on the amount reinstated, will not be allowed as a deduction for federal income tax purposes, but will be applied to adjust the cost basis of the shares acquired upon reinstatement.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

    As discussed in the Prospectus, the Fund will determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. If any such gains are retained, the Fund will pay federal income tax thereon, and, if the Fund makes an election, the shareholders would include such undistributed gains in their income and shareholders will be able to claim their share of the tax paid by the Fund as a credit against their individual federal income tax.

    Gains or losses on sales of securities by the Fund will generally be long-term capital gains or losses if the securities have been held by the Fund for more than twelve months. Gains or losses on the sale of securities held for twelve months or less will be generally short-term capital gains or losses.

    Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Capital gains distributions are not eligible for the dividends received deduction. The Treasury intends to issue regulations to permit shareholders to take into account their proportionate share of the Fund's capital gains distributions that will be subject to a reduced rate under the Taxpayer Relief Act of 1997. The Taxpayer Relief Act reduces the maximum tax on long-term capital gains from 28% to 20%; however, it also lengthens the required holding period to obtain the lower rate from more than twelve months to more than eighteen months. The lower rates do not apply to collectibles and certain other assets. Additionally, the maximum capital gain rate for assets that are held more than five years and that are acquired after December 31, 2000 is 18%.

    The Fund intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, realized during any fiscal year in which it distributes such income and capital gains to its shareholders. In addition, the Fund intends to distribute to its shareholders each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. Shareholders will normally have to pay federal income taxes, and any state and/or local income taxes, on the dividends and distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash. Any dividends declared in the last quarter of any calendar year which are paid in the following year prior to February 1 will be deemed received by the shareholder in the prior year.

    Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, capital gains distributions and dividends are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized net long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment to the extent of such reduction below the shareholder's cost, but nonetheless would be fully taxable. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.

    Any loss realized by shareholders upon a redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains during the six-month period.

    Dividends, interest and capital gains received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Investors may be entitled to claim United States foreign tax credits or deductions with respect to such taxes, subject to certain provisions and limitations contained in the Code. If more than 50% of the Fund's total assets at the close of its fiscal year consist of securities of foreign corporations, the Fund would be eligible and would determine whether or not to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their respective pro rata portions of such withholding taxes in their United States income tax returns as gross income, treat such respective pro rata portions as taxes paid by them, and deduct such respective pro rata portions in computing their taxable income or, alternatively, use them as foreign tax credits against their United States income taxes. If the Fund does elect to file the election with the Internal Revenue Service, the Fund will report annually to its shareholders the amount per share of such withholding.

    SPECIAL RULES FOR CERTAIN FOREIGN CURRENCY TRANSACTIONS. In general, gains from foreign currencies and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies are currently considered to be qualifying income for purposes of determining whether the Fund qualifies as a regulated investment company. It is currently unclear, however, who will be treated as the issuer of certain foreign currency instruments or how foreign currency options, futures, or forward foreign currency contracts will be valued for purposes of the regulated investment company diversification requirements applicable to the Fund. The Fund may request a private letter ruling from the Internal Revenue Service on some or all of these issues.

    Under Code Section 988, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (I.E., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not "regulated futures contracts," and from unlisted options will be treated as ordinary income or loss under Code Section 988. Also, certain foreign exchange gains or losses derived with respect to foreign fixed-income securities are also subject to Section 988 treatment. In general, therefore, Code Section 988 gains or losses will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions.

    If the Fund invests in an entity which is classified as a "passive foreign investment company" ("PFIC") for U.S. tax purposes, the application of certain technical tax provisions applying to such companies could result in the imposition of federal income tax with respect to such investments at the Fund level which could not be eliminated by distributions to shareholders. It is not anticipated that any taxes on the Fund with respect to investments in PFIC's would be significant.

    Shareholders are urged to consult their attorneys or tax advisers regarding specific questions as to federal, state or local taxes.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

    As discussed in the Prospectus, from time to time the Fund may quote its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of the Fund's operations, if shorter than any of the foregoing. The ending redeemable value is reduced by any CDSC at the end of the one, five or ten year or other period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment, taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. The average annual total returns of Class B for the fiscal year ended March 31, 1998 and the period June 30, 1993 (commencement of operations) through March 31, 1998 were 18.41% and 15.09%, respectively.

    For periods of less than one year, the Fund quotes its total return on a non-annualized basis. Accordingly, the Fund may compute its aggregate total return for each of Class A, Class C and Class D for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value by the initial $1,000 investment and subtracting 1 from the result. The ending redeemable value is reduced by any CDSC at the end of the period. Based on the foregoing calculations, the total returns for the period July 28, 1997 through March 31, 1998 were 0.22%, 04.29% and 5.97% for Class A, Class C and Class D, respectively.

    In addition to the foregoing, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. Such calculations may or may not reflect the imposition of the maximum front-end sales charge for Class A or the deduction of the CDSC for each of Class B and Class C which, if reflected, would reduce the performance quoted. For example, the average annual total returns of the Fund may be calculated in the manner described above, but without deduction for any applicable sales charge. Based on this calculation, the average annual total returns of Class B for the fiscal year ended March 31, 1998 and the period June 30, 1993 through March 31, 1998 were 23.41% and 15.33%, respectively.

    In addition, the Fund may compute its aggregate total return for each Class for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without the reduction for any sales charge) by the initial $1,000 investment and subtracting 1 from the result. Based on the foregoing calculation, the total returns for Class B for the fiscal year ended March 31, 1998 and the period June 30, 1993 through March 31, 1998 were 23.41% and 96.93%, respectively. Based on the foregoing calculations, the total returns for Class A, Class C and Class D for the period July 28, 1997 through March 31, 1998 were 5.77%, 5.26% and 5.97%, respectively.

    The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal and without taking into account the effect of any applicable CDSC) and multiplying by $9,475, $48,000 and $97,000 in the case of Class A (investments of $10,000, $50,000 and $100,000 adjusted for the initial sales charge) or by $10,000, $50,000 and $100,000 in the case of each of Class B, Class C and Class D, as the case may be. Investments of $10,000, $50,000 and $100,000 in each Class at inception would have grown to the following amounts at March 31, 1998:

                                                                                    INVESTMENT AT INCEPTION OF:
                                                                     INCEPTION   ---------------------------------
CLASS                                                                  DATE       $10,000    $50,000    $100,000
------------------------------------------------------------------  -----------  ---------  ---------  -----------
Class A...........................................................     7/28/97   $  10,022  $  50,770  $   102,597
Class B...........................................................     6/30/93      19,693     98,465      196,930
Class C...........................................................     7/28/97      10,526     52,630      105,260
Class D...........................................................     7/28/97      10,597     52,985      105,970

    The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations.

DESCRIPTION OF SHARES
--------------------------------------------------------------------------------

    As discussed in the Prospectus, the shareholders of the Fund are entitled to a full vote for each full share held. All of the Trustees have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on May 21, 1997. The Trustees themselves have the power to alter the number and the terms of office of the Trustees, and they may at any time lengthen their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund. Under certain circumstances the Trustees may be removed by action of the Trustees. The shareholders also have the right under certain circumstances to remove the Trustees. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

    The Fund is not required to hold Annual Meetings of Shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the Act or the Declaration of Trust.

    The Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional classes of shares within any series. The Trustees have not presently authorized any such additional series or classes of shares other than as set forth in the Prospectus.

    Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that Fund obligations include such disclaimer, and provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, in the opinion of Massachusetts counsel to the Fund, the risk to shareholders of personal liability is remote.

    The Declaration of Trust further provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence, or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund's property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

    The Fund is authorized to issue an unlimited number of shares of beneficial interest. The Fund shall be of unlimited duration subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders.

CUSTODIAN AND TRANSFER AGENT
--------------------------------------------------------------------------------

    The Chase Manhattan Bank, One Chase Plaza, New York, New York 10005 is the Custodian of the Fund's assets in the United States and around the world. As Custodian, The Chase Manhattan Bank has contracted with various foreign banks and depositaries to hold portfolio securities of non-U.S. issuers on behalf of the Fund. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. Such balances may, at times, be substantial.

    Morgan Stanley Dean Witter Trust FSB ("MSDW Trust"), Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311 is the Transfer Agent of the Fund's shares and Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans described herein. MSDW Trust is an affiliate of Morgan Stanley Dean Witter Advisors Inc., the Fund's Investment Manager, and of Morgan Stanley Dean Witter Distributors Inc., the Fund's

Distributor. As Transfer Agent and Dividend Disbursing Agent, MSDW Trust's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services MSDW Trust receives a per shareholder account fee from the Fund.

INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

    Price Waterhouse LLP serves as the independent accountants of the Fund. The independent accountants are responsible for auditing the annual financial statements of the Fund.

REPORTS TO SHAREHOLDERS
--------------------------------------------------------------------------------

    The Fund will send to shareholders, at least semi-annually, reports showing the Fund's portfolio and other information. An annual report containing financial statements, together with a report of its independent accountants, will be sent to shareholders each year.

    The Fund's fiscal year ends on March 31. The financial statements of the Fund must be audited at least once a year by independent accountants whose selection is made annually by the Fund's Board of Trustees.

LEGAL COUNSEL
--------------------------------------------------------------------------------

    Barry Fink, Esq., who is an officer and the General Counsel of the Investment Manager, is an officer and the General Counsel of the Fund.

EXPERTS
--------------------------------------------------------------------------------

    The financial statements of the Fund included in this Statement of Additional Information and incorporated by reference in the Prospectus has been so included and incorporated in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

REGISTRATION STATEMENT
--------------------------------------------------------------------------------

    This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the Securities and Exchange Commission. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by the rules and regulations of the Commission.

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
PORTFOLIO OF INVESTMENTS MARCH 31, 1998

       NUMBER OF
         SHARES                                                                                    VALUE
----------------------------------------------------------------------------------------------------------------
                          COMMON AND PREFERRED STOCKS AND RIGHTS (98.4%)
                          AUSTRALIA (1.8%)
                          BANKING
               2,100,000  Australia & New Zealand Banking Group, Ltd......................  $         14,034,657
                                                                                            --------------------
                          BUILDING & CONSTRUCTION
               5,475,000  Pioneer International Ltd.......................................            15,759,213
                                                                                            --------------------
                          GOLD
              14,000,000  Normandy Mining Ltd.............................................            15,007,356
                                                                                            --------------------
                          OIL RELATED
               3,570,000  Santos Ltd......................................................            13,370,442
                                                                                            --------------------
                          PAPER & FOREST PRODUCTS
               3,040,000  Amcor Ltd.......................................................            13,075,192
                                                                                            --------------------
                          TOTAL AUSTRALIA.................................................            71,246,860
                                                                                            --------------------
                          CANADA (2.5%)
                          BANKING
                 565,000  Toronto Dominion Bank...........................................            24,357,566
                                                                                            --------------------
                          NATURAL GAS
               1,043,000  TransCanada Pipelines Ltd.......................................            24,576,183
                                                                                            --------------------
                          OIL RELATED
                 402,300  Imperial Oil Ltd................................................            22,713,683
                 510,000  IPL Energy, Inc.................................................            22,866,653
                                                                                            --------------------
                                                                                                      45,580,336
                                                                                            --------------------
                          TOTAL CANADA....................................................            94,514,085
                                                                                            --------------------

                          FRANCE (6.9%)
                          BANKING
                 122,000  Societe Generale................................................            24,443,367
                                                                                            --------------------
                          BUILDING MATERIALS
                 153,000  Compagnie de Saint-Gobain.......................................            25,215,705
                 265,000  Lafarge S.A.....................................................            22,565,035
                 265,000  Lafarge S.A. (Rights) *.........................................               346,825
                                                                                            --------------------
                                                                                                      48,127,565
                                                                                            --------------------
                          FINANCIAL SERVICES
                 233,000  Compagnie Financiere de Paribas (A Shares)......................            23,604,944
                  49,319  Societe Eurafrance S.A..........................................            24,456,295
                                                                                            --------------------
                                                                                                      48,061,239
                                                                                            --------------------

       NUMBER OF
         SHARES                                                                                    VALUE
----------------------------------------------------------------------------------------------------------------
                          FOODS & BEVERAGES
                 122,000  Eridania Beghin-Say S.A.........................................  $         24,443,367
                                                                                            --------------------
                          MULTI-INDUSTRY
                  52,000  Compagnie Generale d'Industrie et de Participations.............            23,777,670
                                                                                            --------------------
                          OIL INTEGRATED - INTERNATIONAL
                 182,000  Elf Aquitaine S.A...............................................            23,878,494
                 195,000  Total S.A. (B Shares)...........................................            23,441,590
                                                                                            --------------------
                                                                                                      47,320,084
                                                                                            --------------------
                          TELECOMMUNICATIONS
                 130,000  Alcatel Alsthom.................................................            24,428,826
                                                                                            --------------------
                          TELEVISION
                 192,000  Societe Television Francaise 1..................................            23,887,543
                                                                                            --------------------

                          TOTAL FRANCE....................................................           264,489,661
                                                                                            --------------------

                          GERMANY (6.9%)
                          BANKING
                 273,000  Deutsche Bank Aktiengesellschaft................................            20,547,355
                                                                                            --------------------
                          BUILDING & CONSTRUCTION
                 650,500  Bilfinger & Berger Bau AG.......................................            21,110,991
                                                                                            --------------------
                          CHEMICALS
                 500,000  BASF AG.........................................................            22,244,158
                 446,000  Bayer AG........................................................            20,408,698
                                                                                            --------------------
                                                                                                      42,652,856
                                                                                            --------------------
                          ELECTRICAL EQUIPMENT
                 285,000  Siemens AG......................................................            19,084,271
                                                                                            --------------------
                          MACHINERY - DIVERSIFIED
                  61,500  MAN AG..........................................................            20,491,129
                                                                                            --------------------
                          MULTI-INDUSTRY
                  58,000  Preussag AG.....................................................            19,779,857
                 330,000  RWE AG..........................................................            17,760,169
                  32,500  Viag AG.........................................................            17,719,602
                                                                                            --------------------
                                                                                                      55,259,628
                                                                                            --------------------
                          RETAIL - DEPARTMENT STORES
                  51,500  Karstadt AG.....................................................            20,111,964
                                                                                            --------------------
                          RETAIL - SPECIALTY
                 317,000  Douglas Holding AG..............................................            11,848,064
                                                                                            --------------------
                          STEEL & IRON
                  83,000  Thyssen AG......................................................            17,845,359
                                                                                            --------------------

                       SEE NOTES TO FINANCIAL STATEMENTS
                                       50

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
PORTFOLIO OF INVESTMENTS MARCH 31, 1998, CONTINUED

       NUMBER OF
         SHARES                                                                                    VALUE
----------------------------------------------------------------------------------------------------------------
                          TEXTILES - APPAREL
                  11,540  Hugo Boss AG (Pref.)............................................  $         18,163,890
                                                                                            --------------------
                          UTILITIES - ELECTRIC
                 265,000  Veba AG.........................................................            18,805,712
                                                                                            --------------------
                          TOTAL GERMANY...................................................           265,921,219
                                                                                            --------------------
                          HONG KONG (4.9%)
                          BANKING
               1,075,000  HSBC Holdings PLC...............................................            32,881,831
                                                                                            --------------------
                          CONGLOMERATES
               5,700,000  Swire Pacific Ltd. (Class A)....................................            30,161,844
                                                                                            --------------------
                          REAL ESTATE
               4,570,000  Cheung Kong (Holdings) Ltd......................................            32,439,792
               6,365,000  Henderson Land Development Co., Ltd.............................            32,284,208
                                                                                            --------------------
                                                                                                      64,724,000
                                                                                            --------------------
                          TELECOMMUNICATIONS
              14,600,000  Hong Kong Telecommunications Ltd................................            30,148,938
                                                                                            --------------------
                          UTILITIES - ELECTRIC
               8,925,000  Hong Kong Electric Holdings Ltd.................................            30,640,020
                                                                                            --------------------

                          TOTAL HONG KONG.................................................           188,556,633
                                                                                            --------------------
                          ITALY (4.1%)
                          ELECTRIC POWER
               3,500,000  Edison SpA......................................................            29,485,314
                                                                                            --------------------
                          FINANCIAL SERVICES
               2,075,000  Istituto Mobiliare Italiano SpA.................................            33,719,462
                                                                                            --------------------
                          OIL INTEGRATED - INTERNATIONAL
               4,530,000  Ente Nazionale Idrocarburi SpA..................................            30,888,059
                                                                                            --------------------
                          TELECOMMUNICATIONS
               5,380,000  Telecom Italia SpA..............................................            32,991,820
                                                                                            --------------------
                          TEXTILES - APPAREL
               1,500,000  Benetton Group SpA..............................................            31,539,940
                                                                                            --------------------
                          TOTAL ITALY.....................................................           158,624,595
                                                                                            --------------------

       NUMBER OF
         SHARES                                                                                    VALUE
----------------------------------------------------------------------------------------------------------------

                          JAPAN (23.1%)
                          AUTOMOTIVE
               1,320,000  Honda Motor Co..................................................  $         47,571,139
               1,720,000  Toyota Motor Corp...............................................            45,844,283
                                                                                            --------------------
                                                                                                      93,415,422
                                                                                            --------------------
                          BREWERS
               5,240,000  Kirin Brewery Co., Ltd..........................................            46,817,329
                                                                                            --------------------
                          BUILDING MATERIALS
               5,861,000  Sekisui House Ltd...............................................            47,965,238
                                                                                            --------------------
                          COMPUTER SERVICES
               2,572,000  NCR Japan Ltd...................................................             8,612,598
                                                                                            --------------------
                          ELECTRONICS & ELECTRICAL
               6,365,000  Hitachi, Ltd....................................................            46,355,207
                 899,000  Kyocera Corp....................................................            47,248,292
               2,965,000  Matsushita Electric Industrial Co., Ltd.........................            47,639,462
               5,080,000  Matsushita Electric Works, Ltd..................................            49,964,712
               4,390,000  NEC Corp........................................................            44,166,979
               6,300,000  Sharp Corp......................................................            43,043,772
                 540,000  Sony Corp.......................................................            45,814,250
                 610,000  TDK Corp........................................................            47,173,211
                                                                                            --------------------
                                                                                                     371,405,885
                                                                                            --------------------
                          ENTERTAINMENT & LEISURE TIME
                 555,000  Nintendo Co., Ltd...............................................            47,920,264
                                                                                            --------------------
                          MACHINERY
              17,625,000  Mitsubishi Electric Corp........................................            46,315,414
              11,550,000  Mitsubishi Heavy Industries, Ltd................................            43,966,139
                                                                                            --------------------
                                                                                                      90,281,553
                                                                                            --------------------
                          PHARMACEUTICALS
               2,169,000  Taisho Pharmaceutical Co., Ltd..................................            48,529,319
               1,785,000  Takeda Chemical Industries......................................            45,432,465
                                                                                            --------------------
                                                                                                      93,961,784
                                                                                            --------------------
                          TOBACCO
                   6,085  Japan Tobacco, Inc..............................................            45,503,867
                                                                                            --------------------
                          TRANSPORTATION
               3,810,000  Yamato Transport Co., Ltd.......................................            45,197,087
                                                                                            --------------------

                          TOTAL JAPAN.....................................................           891,081,027
                                                                                            --------------------

                       SEE NOTES TO FINANCIAL STATEMENTS
                                       51

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
PORTFOLIO OF INVESTMENTS MARCH 31, 1998, CONTINUED
       NUMBER OF
         SHARES                                                                                    VALUE
----------------------------------------------------------------------------------------------------------------
                          MALAYSIA (0.9%)
                          BANKING
               9,859,400  AMMB Holdings Berhad............................................  $         11,291,039
                                                                                            --------------------
                          BUILDING & CONSTRUCTION
               7,962,000  United Engineers Malaysia Berhad................................             9,292,636
                                                                                            --------------------
                          CONGLOMERATES
              11,757,000  Sime Darby Berhad...............................................            13,142,071
                                                                                            --------------------
                          TOTAL MALAYSIA..................................................            33,725,746
                                                                                            --------------------

                          NETHERLANDS (2.3%)
                          BANKING
                 580,000  ABN-AMRO Holding NV.............................................            13,387,398
                                                                                            --------------------
                          CHEMICALS
                 132,000  DSM NV..........................................................            13,808,724
                                                                                            --------------------
                          ELECTRICAL EQUIPMENT
                 160,000  Philips Electronics NV..........................................            11,747,205
                                                                                            --------------------
                          INSURANCE
                 203,000  Fortis Amev NV..................................................            11,981,861
                                                                                            --------------------
                          STEEL
                 280,000  Koninklijke Hoogovens NV........................................            13,543,836
                                                                                            --------------------
                          TELECOMMUNICATIONS
                 260,000  Koninklijke PTT Nederland NV....................................            13,474,735
                                                                                            --------------------
                          TRANSPORTATION
                 304,000  KLM Royal Dutch Air Lines NV....................................            12,166,419
                                                                                            --------------------
                          TOTAL NETHERLANDS...............................................            90,110,178
                                                                                            --------------------
                          SPAIN (1.6%)
                          BANKING
                 213,000  Banco Popular Espanol S.A.......................................            20,695,696
                                                                                            --------------------
                          ELECTRIC
                 790,000  Endesa S.A......................................................            19,013,389
                                                                                            --------------------
                          OIL RELATED
                 400,000  Repsol S.A......................................................            20,427,160
                                                                                            --------------------

                          TOTAL SPAIN.....................................................            60,136,245
                                                                                            --------------------

       NUMBER OF
         SHARES                                                                                    VALUE
----------------------------------------------------------------------------------------------------------------

                          SWEDEN (1.5%)
                          AUTOMOBILES
                 625,000  Volvo AB (B Shares).............................................  $         19,856,750
                                                                                            --------------------
                          BANKING
               2,920,100  Nordbanken Holding AB...........................................            19,320,305
                                                                                            --------------------
                          MACHINERY - DIVERSIFIED
                 650,000  Sandvik AB (B Shares)...........................................            18,460,146
                                                                                            --------------------

                          TOTAL SWEDEN....................................................            57,637,201
                                                                                            --------------------

                          SWITZERLAND (2.1%)
                          BANKING
                  77,100  Swiss Bank Corp.................................................            27,116,535
                                                                                            --------------------
                          FOODS & BEVERAGES
                  14,400  Nestle AG.......................................................            27,524,410
                                                                                            --------------------
                          HEALTH & PERSONAL CARE
                  14,200  Novartis AG - Bearer............................................            25,250,656
                                                                                            --------------------

                          TOTAL SWITZERLAND...............................................            79,891,601
                                                                                            --------------------

                          UNITED KINGDOM (10.4%)
                          BANKING
               1,250,000  National Westminster Bank PLC...................................            22,831,404
               1,550,000  Royal Bank of Scotland Group PLC................................            24,037,102
                                                                                            --------------------
                                                                                                      46,868,506
                                                                                            --------------------
                          BREWERS
               1,350,000  Bass PLC........................................................            25,831,028
                                                                                            --------------------
                          ENERGY
               1,090,000  Energy Group PLC................................................            15,318,807
                                                                                            --------------------
                          FOODS & BEVERAGES
               8,000,000  Hillsdown Holdings PLC..........................................            23,529,088
                                                                                            --------------------
                          LEISURE
               3,860,000  Rank Group PLC..................................................            26,011,423
                                                                                            --------------------
                          MULTI-INDUSTRY
               2,250,000  Hanson PLC......................................................            13,573,510
                                                                                            --------------------
                          NATURAL GAS
               4,650,000  BG PLC..........................................................            24,088,906
                                                                                            --------------------
                          RETAIL - MERCHANDISING
               2,620,000  Tesco PLC.......................................................            26,225,909
                                                                                            --------------------
                          STEEL & IRON
              10,250,000  British Steel PLC...............................................            24,322,861
                                                                                            --------------------

                       SEE NOTES TO FINANCIAL STATEMENTS
                                       52

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
PORTFOLIO OF INVESTMENTS MARCH 31, 1998, CONTINUED
       NUMBER OF
         SHARES                                                                                    VALUE
----------------------------------------------------------------------------------------------------------------
                          TELECOMMUNICATIONS
               2,170,000  British Telecommunications PLC..................................  $         23,570,866
                                                                                            --------------------
                          TOBACCO
               2,375,000  B.A.T. Industries PLC...........................................            24,170,373
                                                                                            --------------------
                          UTILITIES - ELECTRIC
               4,235,500  National Grid Group PLC.........................................            24,985,142
               2,495,000  National Power PLC..............................................            25,516,694
               2,620,000  Scottish Hydro-Electric PLC.....................................            25,558,221
                                                                                            --------------------
                                                                                                      76,060,057
                                                                                            --------------------
                          UTILITIES - WATER
               1,350,000  Hyder PLC.......................................................            22,131,213
               1,350,000  Hyder PLC (Pref.)...............................................             2,763,582
               1,500,000  Severn Trent PLC................................................            26,307,292
                                                                                            --------------------
                                                                                                      51,202,087
                                                                                            --------------------

                          TOTAL UNITED KINGDOM............................................           400,773,421
                                                                                            --------------------
                          UNITED STATES (29.4%)
                          AEROSPACE & DEFENSE
                 394,000  Northrop Grumman Corp...........................................            42,330,375
                                                                                            --------------------
                          AUTOMOTIVE
                 873,000  Ford Motor Co...................................................            56,581,312
                                                                                            --------------------
                          BANKING
                 653,000  BankAmerica Corp................................................            53,954,125
               1,459,000  KeyCorp.........................................................            55,168,437
                                                                                            --------------------
                                                                                                     109,122,562
                                                                                            --------------------
                          CHEMICALS
                 580,000  Dow Chemical Co.................................................            56,405,000
                                                                                            --------------------
                          COMPUTERS
                 530,000  International Business Machines Corp............................            55,053,750
                                                                                            --------------------
                          CONGLOMERATES
                 590,000  Minnesota Mining & Manufacturing Co.............................            53,800,625
               1,275,000  Tenneco, Inc....................................................            54,426,562
                                                                                            --------------------
                                                                                                     108,227,187
                                                                                            --------------------
                          CONTAINERS - METAL & GLASS
               1,015,000  Crown Cork & Seal Co., Inc......................................            54,302,500
                                                                                            --------------------

       NUMBER OF
         SHARES                                                                                    VALUE
----------------------------------------------------------------------------------------------------------------
                          ENGINEERING & CONSTRUCTION
               1,068,000  Fluor Corp......................................................  $         53,133,000
                                                                                            --------------------
                          HEALTH & PERSONAL CARE
                 530,000  Bristol-Myers Squibb Co.........................................            55,285,625
                                                                                            --------------------
                          MACHINERY - DIVERSIFIED
                 905,000  Deere & Co......................................................            56,053,438
                                                                                            --------------------
                          METALS & MINING
                 820,000  Phelps Dodge Corp...............................................            52,941,250
                                                                                            --------------------
                          OIL - DOMESTIC
                 975,000  Ashland, Inc....................................................            55,209,375
                                                                                            --------------------
                          OIL INTEGRATED - INTERNATIONAL
                 640,000  Chevron Corp....................................................            51,400,000
                                                                                            --------------------
                          PAPER & FOREST PRODUCTS
               1,135,000  International Paper Co..........................................            53,132,188
                                                                                            --------------------
                          RETAIL - MERCHANDISING
                 641,000  Dayton-Hudson Corp..............................................            56,408,000
                                                                                            --------------------
                          TELECOMMUNICATIONS
                 790,000  Sprint Corp.....................................................            53,473,125
                                                                                            --------------------
                          TIRE & RUBBER GOODS
                 755,000  Goodyear Tire & Rubber Co.......................................            57,191,250
                                                                                            --------------------
                          TOBACCO
               1,270,000  Philip Morris Companies, Inc....................................            52,943,125
                                                                                            --------------------
                          UTILITIES - ELECTRIC
               1,255,000  GPU, Inc........................................................            55,533,750
                                                                                            --------------------

                          TOTAL UNITED STATES.............................................         1,134,726,812
                                                                                            --------------------

                          TOTAL COMMON AND PREFERRED STOCKS AND RIGHTS
                          (IDENTIFIED COST $3,194,036,363)................................         3,791,435,284
                                                                                            --------------------

                       SEE NOTES TO FINANCIAL STATEMENTS
                                       53

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
PORTFOLIO OF INVESTMENTS MARCH 31, 1998, CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                              VALUE
-----------------------------------------------------------------------------------------------------------------
           SHORT-TERM INVESTMENT (a) (1.2%)
           U.S. GOVERNMENT AGENCY
$ 48,500   Federal Home Loan Mortgage Corp. 5.90% due 04/01/98 (AMORTIZED COST $48,500,000)...    $    48,500,000
                                                                                                -----------------

TOTAL INVESTMENTS
(IDENTIFIED COST $3,242,536,363) (b)....................................................   99.6 %   3,839,935,284

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES..........................................    0.4        14,468,461
                                                                                          ------  ---------------

NET ASSETS..............................................................................  100.0 % $ 3,854,403,745
                                                                                          ------  ---------------
                                                                                          ------  ---------------

---------------------

 *   Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $790,425,167 and the aggregate gross unrealized depreciation is $193,026,246, resulting in net unrealized appreciation of $597,398,921.


FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT MARCH 31, 1998:

                                                   UNREALIZED
  CONTRACTS TO           IN          DELIVERY    APPRECIATION/
    DELIVER         EXCHANGE FOR       DATE      (DEPRECIATION)
----------------------------------------------------------------
ITL 3,139,659,000   $    1,743,347    04/01/98      $19,681
Y    260,376,633    $    1,970,013    04/01/98       15,087
ESP   96,684,376    $      616,099    04/02/98         (314)
ITL 3,587,471,828   $    1,989,735    04/02/98       20,219
$        279,661    Y   37,217,342    04/02/98         (231)
L        806,457    $    1,350,332    04/06/98        2,661
$        302,632   ITL 550,918,965    04/06/98         (178)
FRF  13,951,523     $    2,282,831    04/30/98       28,586
FRF  13,808,968     $    2,258,175    04/30/98       26,964
                                                   --------
    Net unrealized appreciation...............      $112,475
                                                   --------
                                                   --------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
SUMMARY OF INVESTMENTS MARCH 31, 1998

                                                                                          PERCENT OF
INDUSTRY                                                           VALUE                  NET ASSETS
------------------------------------------------------------------------------------------------------------
Aerospace & Defense.......................................  $         42,330,375               1.1 %
Automobiles...............................................            19,856,750               0.5
Automotive................................................           149,996,734               3.9
Banking...................................................           364,066,817               9.5
Brewers...................................................            72,648,357               1.9
Building & Construction...................................            46,162,840               1.2
Building Materials........................................            96,092,803               2.5
Chemicals.................................................           112,866,580               2.9
Computer Services.........................................             8,612,598               0.2
Computers.................................................            55,053,750               1.4
Conglomerates.............................................           151,531,102               3.9
Containers - Metal & Glass................................            54,302,500               1.4
Electric..................................................            19,013,389               0.5
Electric Power............................................            29,485,314               0.8
Electrical Equipment......................................            30,831,476               0.8
Electronics & Electrical..................................           371,405,885               9.6
Energy....................................................            15,318,807               0.4
Engineering & Construction................................            53,133,000               1.4
Entertainment & Leisure Time..............................            47,920,264               1.2
Financial Services........................................            81,780,701               2.1
Foods & Beverages.........................................            75,496,865               2.0
Gold......................................................            15,007,356               0.4
Health & Personal Care....................................            80,536,281               2.1
Insurance.................................................            11,981,861               0.3
Leisure...................................................            26,011,423               0.7
Machinery.................................................            90,281,553               2.3
Machinery - Diversified...................................            95,004,713               2.5
Metals & Mining...........................................            52,941,250               1.4
Multi-Industry............................................            92,610,808               2.4
Natural Gas...............................................            48,665,089               1.3
Oil - Domestic............................................            55,209,375               1.4

                                                                                          PERCENT OF
INDUSTRY                                                           VALUE                  NET ASSETS
------------------------------------------------------------------------------------------------------------
Oil Integrated - International............................  $        129,608,143               3.4 %
Oil Related...............................................            79,377,938               2.1
Paper & Forest Products...................................            66,207,380               1.7
Pharmaceuticals...........................................            93,961,784               2.4
Real Estate...............................................            64,724,000               1.7
Retail - Department Stores................................            20,111,964               0.5
Retail - Merchandising....................................            82,633,909               2.1
Retail - Specialty........................................            11,848,064               0.3
Steel.....................................................            13,543,836               0.4
Steel & Iron..............................................            42,168,220               1.1
Telecommunications........................................           178,088,310               4.6
Television................................................            23,887,543               0.6
Textiles - Apparel........................................            49,703,830               1.3
Tire & Rubber Goods.......................................            57,191,250               1.5
Tobacco...................................................           122,617,365               3.2
Transportation............................................            57,363,506               1.5
U.S. Government Agency....................................            48,500,000               1.2
Utilities - Electric......................................           181,039,539               4.7
Utilities - Water.........................................            51,202,087               1.3
                                                            --------------------              ----
                                                            $      3,839,935,284              99.6 %
                                                            --------------------              ----
                                                            --------------------              ----

                                                                                          PERCENT OF
TYPE OF INVESTMENT                                                 VALUE                  NET ASSETS
------------------------------------------------------------------------------------------------------------
Common Stocks.............................................  $      3,770,160,987              97.8 %
Preferred Stocks..........................................            20,927,472               0.6
Rights....................................................               346,825               0.0
Short-Term Investment.....................................            48,500,000               1.2
                                                            --------------------              ----
                                                            $      3,839,935,284              99.6 %
                                                            --------------------              ----
                                                            --------------------              ----

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1998

ASSETS:
Investments in securities, at value
  (identified cost $3,242,536,363)..........................................................  $3,839,935,284
Cash........................................................................................         744,114
Receivable for:
    Investments sold........................................................................      15,210,456
    Dividends...............................................................................       9,322,645
    Shares of beneficial interest sold......................................................       3,797,782
    Foreign withholding taxes reclaimed.....................................................       3,142,052
Deferred organizational expenses............................................................           8,995
Prepaid expenses and other assets...........................................................         216,879
                                                                                              --------------
     TOTAL ASSETS...........................................................................   3,872,378,207
                                                                                              --------------
LIABILITIES:
Payable for:
    Investments purchased...................................................................       9,308,796
    Shares of beneficial interest repurchased...............................................       2,785,425
    Plan of distribution fee................................................................       2,625,836
    Investment management fee...............................................................       2,352,390
Accrued expenses and other payables.........................................................         902,015
                                                                                              --------------
     TOTAL LIABILITIES......................................................................      17,974,462
                                                                                              --------------
     NET ASSETS.............................................................................  $3,854,403,745
                                                                                              --------------
                                                                                              --------------
COMPOSITION OF NET ASSETS:
Paid-in-capital.............................................................................  $3,106,968,009
Net unrealized appreciation.................................................................     597,116,988
Dividends in excess of net investment income................................................      (2,122,966)
Accumulated undistributed net realized gain.................................................     152,441,714
                                                                                              --------------
     NET ASSETS.............................................................................  $3,854,403,745
                                                                                              --------------
                                                                                              --------------
CLASS A SHARES:
Net Assets..................................................................................     $13,026,556
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)...................................         902,667
     NET ASSET VALUE PER SHARE..............................................................          $14.43
                                                                                              --------------
                                                                                              --------------
     MAXIMUM OFFERING PRICE PER SHARE,
       (NET ASSET VALUE PLUS 5.54% OF NET
      ASSET VALUE)..........................................................................          $15.23
                                                                                              --------------
                                                                                              --------------
CLASS B SHARES:
Net Assets..................................................................................  $3,811,634,236
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)...................................     263,945,527
     NET ASSET VALUE PER SHARE..............................................................          $14.44
                                                                                              --------------
                                                                                              --------------
CLASS C SHARES:
Net Assets..................................................................................      $9,711,071
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)...................................         673,527
     NET ASSET VALUE PER SHARE..............................................................          $14.42
                                                                                              --------------
                                                                                              --------------
CLASS D SHARES:
Net Assets..................................................................................     $20,031,882
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)...................................       1,387,379
     NET ASSET VALUE PER SHARE..............................................................          $14.44
                                                                                              --------------
                                                                                              --------------

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 1998*

NET INVESTMENT INCOME:
INCOME
Dividends (net of $9,477,309 foreign withholding tax).........................................  $ 86,154,948
Interest......................................................................................     3,415,323
                                                                                                ------------
     TOTAL INCOME.............................................................................    89,570,271
                                                                                                ------------
EXPENSES
Plan of distribution fee (Class A shares).....................................................        10,822
Plan of distribution fee (Class B shares).....................................................    28,749,725
Plan of distribution fee (Class C shares).....................................................        39,547
Investment management fee.....................................................................    25,372,172
Transfer agent fees and expenses..............................................................     4,059,150
Custodian fees................................................................................     2,124,835
Registration fees.............................................................................       296,719
Shareholder reports and notices...............................................................       220,150
Professional fees.............................................................................        73,532
Organizational expenses.......................................................................        36,059
Trustees' fees and expenses...................................................................        16,587
Other.........................................................................................        34,039
                                                                                                ------------
     TOTAL EXPENSES...........................................................................    61,033,337
                                                                                                ------------
     NET INVESTMENT INCOME....................................................................    28,536,934
                                                                                                ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
    Investments...............................................................................   425,272,841
    Foreign exchange transactions.............................................................      (633,116)
                                                                                                ------------
     NET GAIN.................................................................................   424,639,725
                                                                                                ------------
Net change in unrealized appreciation/ depreciation on:
    Investments...............................................................................   270,129,001
    Translation of forward foreign currency contracts, other assets and liabilities
      denominated in foreign currencies.......................................................       (67,955)
                                                                                                ------------
     NET APPRECIATION.........................................................................   270,061,046
                                                                                                ------------
     NET GAIN.................................................................................   694,700,771
                                                                                                ------------
NET INCREASE..................................................................................  $723,237,705
                                                                                                ------------
                                                                                                ------------

---------------------

 *   Class A, Class C and Class D shares were issued July 28, 1997.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                                              FOR THE YEAR     FOR THE YEAR
                                                                                  ENDED           ENDED
                                                                             MARCH 31, 1998*  MARCH 31, 1997
------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income......................................................  $    28,536,934  $   25,266,634
Net realized gain..........................................................      424,639,725     255,587,707
Net change in unrealized appreciation......................................      270,061,046      39,186,358
                                                                             ---------------  --------------

     NET INCREASE..........................................................      723,237,705     320,040,699
                                                                             ---------------  --------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
    Class A shares.........................................................          (89,450)       --
    Class B shares.........................................................      (30,169,703)    (27,883,886)
    Class C shares.........................................................          (44,631)       --
    Class D shares.........................................................         (173,106)       --
Net realized gain
    Class A shares.........................................................         (565,637)       --
    Class B shares.........................................................     (405,262,485)   (201,225,779)
    Class C shares.........................................................         (502,865)       --
    Class D shares.........................................................       (1,032,962)       --
                                                                             ---------------  --------------

     TOTAL DIVIDENDS AND DISTRIBUTIONS.....................................     (437,840,839)   (229,109,665)
                                                                             ---------------  --------------
Net increase from transactions in shares of beneficial interest............      530,515,791     513,559,240
                                                                             ---------------  --------------

     NET INCREASE..........................................................      815,912,657     604,490,274

NET ASSETS:
Beginning of period........................................................    3,038,491,088   2,434,000,814
                                                                             ---------------  --------------

    END OF PERIOD
    (INCLUDING DIVIDENDS IN EXCESS OF NET INVESTMENT INCOME OF $2,122,966
    AND ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME OF $15,457,
    RESPECTIVELY)..........................................................  $ 3,854,403,745  $3,038,491,088
                                                                             ---------------  --------------
                                                                             ---------------  --------------

---------------------

 *   Class A, Class C and Class D shares were issued July 28, 1997.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
NOTES TO FINANCIAL STATEMENTS MARCH 31, 1998

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter Global Dividend Growth Securities (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to provide reasonable current income and long-term growth of income and capital. The Fund seeks to achieve its objective by investing primarily in common stock of issuers worldwide, with a record of paying dividends and the potential for increasing dividends. The Fund was organized as a Massachusetts business trust on January 12, 1993 and commenced operations on June 30, 1993. On July 28, 1997, the Fund commenced offering three additional classes of shares, with the then current shares designated as Class B shares.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase, some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American, or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by Dean Witter InterCapital Inc. (the "Investment Manager") that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
NOTES TO FINANCIAL STATEMENTS MARCH 31, 1998, CONTINUED

prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends from foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. FOREIGN CURRENCY TRANSLATION -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

E. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized gain/loss on

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
NOTES TO FINANCIAL STATEMENTS MARCH 31, 1998, CONTINUED

foreign exchange transactions. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

F. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

H. ORGANIZATIONAL EXPENSES -- The Investment Manager paid the organizational expenses of approximately $180,000 which have been reimbursed for the full amount thereof. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined at the close of each business day: 0.75% to the portion of daily net assets not exceeding $1 billion; 0.725% to the portion of daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.70% to the portion of daily net assets exceeding $1.5 billion but not exceeding $2.5 billion; and 0.675% to the portion of daily net assets exceeding $2.5 billion. Effective May 1, 1997, the Agreement was amended to reduce the annual fee to 0.65% of the portion of daily net assets in excess of $3.5 billion.

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
NOTES TO FINANCIAL STATEMENTS MARCH 31, 1998, CONTINUED

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C -- up to 1.0% of the average daily net assets of Class C. In the case of Class A shares, amounts paid under the Plan are paid to the Distributor for services provided. In the case of Class B and Class C shares, amounts paid under the Plan are paid to the Distributor for services provided and the expenses borne by it and others in the distribution of the shares of these Classes, including the payment of commissions for sales of these Classes and incentive compensation to, and expenses of, the account executives of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and others who engage in or support distribution of the shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of these shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan, in the case of Class B shares, to compensate DWR and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
NOTES TO FINANCIAL STATEMENTS MARCH 31, 1998, CONTINUED

distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $72,726,630 at March 31, 1998.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to account executives may be reimbursed in the subsequent calendar year. For the period ended March 31, 1998, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 1.00%, respectively.

The Distributor has informed the Fund that for the period ended March 31, 1998, it received contingent deferred sales charges from certain redemptions of the Fund's Class B and Class C shares of $4,749,932 and $5,208, respectively and received $183,817 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended March 31, 1998 aggregated $1,932,623,169 and $1,785,668,843, respectively.

For the year ended March 31, 1998, the Fund incurred $174,060 in brokerage commissions with DWR for portfolio transactions executed on behalf of the Fund. At March 31, 1998, included in the Fund's receivable for investments sold was an unsettled trade with DWR for $972,031.

For the period May 31, 1997 through March 31, 1998, the Fund incurred brokerage commissions of $1,211,197 with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager since May 31, 1997, for portfolio transactions executed on behalf of the Fund. At March 31, 1998, included in the Fund's payable for investments purchased and receivable for investments sold were unsettled trades with Morgan Stanley & Co., Inc. of $1,573,507 and $658,754, respectively.

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
NOTES TO FINANCIAL STATEMENTS MARCH 31, 1998, CONTINUED

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At March 31, 1998, the Fund had transfer agent fees and expenses payable of approximately $25,000.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended March 31, 1998 included in Trustees' fees and expenses in the Statement of Operations amounted to $7,482. At March 31, 1998, the Fund had an accrued pension liability of $30,814 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. FEDERAL INCOME TAX STATUS

Foreign currency losses incurred after October 31 ("post October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net foreign currency losses of approximately $90,000 during fiscal 1998.

As of March 31, 1998, the Fund had temporary book/tax differences primarily attributable to capital loss deferrals on wash sales and income from the mark-to-market of passive foreign investment companies ("PFICs") and permanent book/tax differences attributable to foreign currency losses and tax adjustments on PFICs sold by the Fund. To reflect reclassifications arising from permanent differences, dividends in excess of net investment income was charged and accumulated undistributed net realized gain was credited $198,467.

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
NOTES TO FINANCIAL STATEMENTS MARCH 31, 1998, CONTINUED

6. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                           FOR THE YEAR                  FOR THE YEAR
                                                                              ENDED                         ENDED
                                                                          MARCH 31, 1998                MARCH 31, 1997
                                                                   ----------------------------   --------------------------
                                                                     SHARES          AMOUNT         SHARES         AMOUNT
                                                                   -----------   --------------   -----------   ------------
CLASS A SHARES*
Sold.............................................................      885,238   $   12,442,665       --             --
Reinvestment of dividends and distributions......................       47,429          606,606       --             --
Redeemed.........................................................      (30,000)        (424,056)      --             --
                                                                   -----------   --------------   -----------   ------------
Net increase - Class A...........................................      902,667       12,625,215       --             --
                                                                   -----------   --------------   -----------   ------------

CLASS B SHARES
Sold.............................................................   54,063,092      772,136,946    51,442,695   $677,741,563
Reinvestment of dividends and distributions......................   30,559,475      405,815,115    16,426,517    213,686,419
Redeemed.........................................................  (49,060,405)    (689,166,941)  (28,703,758)  (377,868,742)
                                                                   -----------   --------------   -----------   ------------
Net increase - Class B...........................................   35,562,162      488,785,120    39,165,454    513,559,240
                                                                   -----------   --------------   -----------   ------------

CLASS C SHARES*
Sold.............................................................      697,103        9,960,568       --             --
Reinvestment of dividends and distributions......................       40,593          516,939       --             --
Redeemed.........................................................      (64,169)        (887,746)      --             --
                                                                   -----------   --------------   -----------   ------------
Net increase - Class C...........................................      673,527        9,589,761       --             --
                                                                   -----------   --------------   -----------   ------------

CLASS D SHARES*
Sold.............................................................    1,378,903       19,481,908       --             --
Reinvestment of dividends and distributions......................       93,459        1,196,710       --             --
Redeemed.........................................................      (84,983)      (1,162,923)      --             --
                                                                   -----------   --------------   -----------   ------------
Net increase - Class D...........................................    1,387,379       19,515,695       --             --
                                                                   -----------   --------------   -----------   ------------
Net increase in Fund.............................................   38,525,735   $  530,515,791    39,165,454   $513,559,240
                                                                   -----------   --------------   -----------   ------------
                                                                   -----------   --------------   -----------   ------------

---------------------

 *   For the period July 28, 1997 (issue date) through March 31, 1998.

7. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
NOTES TO FINANCIAL STATEMENTS MARCH 31, 1998, CONTINUED

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At March 31, 1998, there were outstanding forward contracts used to facilitate settlement of foreign currency denominated portfolio transactions.

8. OTHER

On January 29, 1998, the Board of Trustees of the Fund and of Dean Witter World Wide Investment Trust ("World Wide") approved a reorganization plan whereby World Wide would be merged into the Fund. This plan is subject to the consent of the World Wide shareholders. If approved, the assets of the Fund would be combined with the assets of World Wide and shareholders of World Wide would become shareholders of the Fund, receiving shares of the corresponding class of the Fund, equal to the value of their holdings in World Wide.

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                                         FOR THE
                                                                                                         PERIOD
                                                                                                        JUNE 30,
                                                                                                          1993*
                                                             FOR THE YEAR ENDED MARCH 31                 THROUGH
                                                  --------------------------------------------------    MARCH 31,
                                                   1998**++       1997         1996          1995         1994
-----------------------------------------------------------------------------------------------------------------
CLASS B SHARES

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period...........   $    13.30    $   12.86    $   11.41    $    10.81    $  10.00
                                                  ----------    ---------    ---------    ----------    ---------

Net investment income..........................         0.11         0.12         0.13          0.14        0.05
Net realized and unrealized gain...............         2.79         1.44         1.96          0.88        0.84
                                                  ----------    ---------    ---------    ----------    ---------

Total from investment operations...............         2.90         1.56         2.09          1.02        0.89
                                                  ----------    ---------    ---------    ----------    ---------

Less dividends and distributions from:
   Net investment income.......................        (0.12)       (0.13)       (0.15)        (0.14)      (0.05)
   Net realized gain...........................        (1.64)       (0.99)       (0.49)        (0.28)      (0.03)
                                                  ----------    ---------    ---------    ----------    ---------

Total dividends and distributions..............        (1.76)       (1.12)       (0.64)        (0.42)      (0.08)
                                                  ----------    ---------    ---------    ----------    ---------

Net asset value, end of period.................   $    14.44    $   13.30    $   12.86    $    11.41    $  10.81
                                                  ----------    ---------    ---------    ----------    ---------
                                                  ----------    ---------    ---------    ----------    ---------

TOTAL INVESTMENT RETURN+.......................        23.41%       12.58%       18.77%         9.60%       8.89%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses.......................................         1.71%        1.75%        1.85%         1.97%       2.03%(2)

Net investment income..........................         0.80%        0.93%        1.05%         1.22%       0.66%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in millions.........       $3,812       $3,038       $2,434        $1,854      $1,121

Portfolio turnover rate........................           51%          40%          40%           32%         21%(1)

Average commission rate paid...................     $ 0.0272     $ 0.0289     $ 0.0311        --           --

---------------------

 *   Commencement of operations.
** Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated Class B shares.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.


                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
FINANCIAL HIGHLIGHTS, CONTINUED

                                                                         FOR THE PERIOD
                                                                         JULY 28, 1997*
                                                                            THROUGH
                                                                        MARCH 31, 1998++
----------------------------------------------------------------------------------------
CLASS A SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................................      $ 14.91
                                                                             ------
Net investment income.................................................         0.09
Net realized and unrealized gain......................................         0.62
                                                                             ------
Total from investment operations......................................         0.71
                                                                             ------
Less dividends and distributions from:
   Net investment income..............................................        (0.16)
   Net realized gain..................................................        (1.03)
                                                                             ------
Total dividends and distributions.....................................        (1.19)
                                                                             ------
Net asset value, end of period........................................      $ 14.43
                                                                             ------
                                                                             ------
TOTAL INVESTMENT RETURN+..............................................         5.77%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................         1.17%(2)
Net investment income.................................................         1.02%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................          $ 13,027
Portfolio turnover rate...............................................           51%
Average commission rate paid..........................................          $ 0.0272

CLASS C SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................................      $ 14.91
                                                                             ------
Net investment income.................................................         0.02
Net realized and unrealized gain......................................         0.62
                                                                             ------
Total from investment operations......................................         0.64
                                                                             ------
Less dividends and distributions from:
   Net investment income..............................................        (0.10)
   Net realized gain..................................................        (1.03)
                                                                             ------
Total dividends and distributions.....................................        (1.13)
                                                                             ------
Net asset value, end of period........................................      $ 14.42
                                                                             ------
                                                                             ------
TOTAL INVESTMENT RETURN+..............................................         5.26%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................         1.92%(2)
Net investment income.................................................         0.24%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................      $ 9,711
Portfolio turnover rate...............................................           51%
Average commission rate paid..........................................     $ 0.0272

---------------------

 *   The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.


                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
FINANCIAL HIGHLIGHTS, CONTINUED

                                                                         FOR THE PERIOD
                                                                         JULY 28, 1997*
                                                                            THROUGH
                                                                        MARCH 31, 1998++
----------------------------------------------------------------------------------------
CLASS D SHARES

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period..................................      $ 14.91
                                                                             ------

Net investment income.................................................         0.11

Net realized and unrealized gain......................................         0.62
                                                                             ------

Total from investment operations......................................         0.73
                                                                             ------

Less dividends and distributions from:
   Net investment income..............................................        (0.17)
   Net realized gain..................................................        (1.03)
                                                                             ------

Total dividends and distributions.....................................        (1.20)
                                                                             ------

Net asset value, end of period........................................      $ 14.44
                                                                             ------
                                                                             ------

TOTAL INVESTMENT RETURN+..............................................         5.97%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................         0.92%(2)

Net investment income.................................................         1.21%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................     $ 20,032

Portfolio turnover rate...............................................           51%

Average commission rate paid..........................................     $ 0.0272

---------------------

 *   The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.


                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dean Witter Global Dividend Growth Securities (the "Fund") at March 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1998 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036
MAY 8, 1998

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
FEDERAL TAX NOTICE (UNAUDITED)

                            1998 FEDERAL TAX NOTICE

For the year ended March 31, 1998, the Fund paid to shareholders the following per share amounts from long-term capital gains. These distributions are taxable as 28% rate gains or 20% rate gains, as indicated below:

                                                                PER SHARE
                                                    ----------------------------------
                                                    CLASS A  CLASS B  CLASS C  CLASS D
                                                    -------  -------  -------  -------
Portion of long-term capital gains taxable as:
  28% rate gain...................................  $  0.14  $  0.67  $  0.14  $  0.14
  20% rate gain...................................     0.84     0.84     0.84     0.84
                                                    -------  -------  -------  -------
Total long-term capital gains.....................  $  0.98  $  1.51  $  0.98  $  0.98
                                                    -------  -------  -------  -------
                                                    -------  -------  -------  -------

For the year ended March 31, 1998, 32.15% of the income dividends qualified for the dividends received deduction available to corporations. In addition, the Fund has elected, pursuant to Section 853 of the Internal Revenue Code, to pass through foreign taxes of $0.03 per share to its shareholders, of which 100% would be allowable as a credit. The Fund generated net foreign source income of $0.10 per share with respect to this election.

                                                                   DEAN WITTER
                                                             RETIREMENT SERIES

STATEMENT OF ADDITIONAL INFORMATION
OCTOBER 31, 1997
-----------------------------------------------------------------------------

   Dean Witter Retirement Series (the "Fund") is an open-end, no-load, management investment company which provides a selection of investment portfolios for institutional and individual investors participating in various employee benefit plans and Individual Retirement Account rollover plans. Each Series has its own investment objective and policies. Shares of the Fund are sold and redeemed at net asset value without the imposition of a sales charge. Dean Witter Distributors Inc., the Fund's Distributor (the "Distributor"), and any of its affiliates are authorized, pursuant to a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, entered into by the Fund with the Distributor and Dean Witter Reynolds Inc., to make payments, out of their own resources, for expenses incurred in connection with the promotion of distribution of shares of the Fund.

   The LIQUID ASSET SERIES seeks high current income, preservation of capital and liquidity by investing in corporate and government money market instruments.

   The U.S. GOVERNMENT MONEY MARKET SERIES seeks security of principal, high current income and liquidity by investing primarily in money market instruments which are issued and/or guaranteed, as to principal and interest, by the U.S. Government, its agencies or instrumentalities.

   The U.S. GOVERNMENT SECURITIES SERIES seeks high current income consistent with safety of principal by investing in a diversified portfolio of obligations issued and/or guaranteed by the U.S. Government or its instrumentalities.

   The INTERMEDIATE INCOME SECURITIES SERIES seeks high current income consistent with safety of principal by investing primarily in intermediate term, investment grade fixed-income securities.

   The AMERICAN VALUE SERIES seeks long-term growth consistent with an effort to reduce volatility by investing principally in common stock of companies in industries which, at the time of the investment, are believed to be attractively valued given their above average relative earnings growth potential at that time.

   The CAPITAL GROWTH SERIES seeks long-term capital growth by investing primarily in common stocks selected through utilization of a computerized screening process.

   The DIVIDEND GROWTH SERIES seeks to provide reasonable current income and long-term growth of income and capital by investing primarily in the common stock of companies with a record of paying dividends and the potential for increasing dividends.

   The STRATEGIST SERIES seeks to maximize its total return by actively allocating its assets among the major asset categories of equity securities, fixed-income securities and money market instruments.

   The UTILITIES SERIES seeks to provide current income and long-term growth of income and capital by investing in equity and fixed-income securities of companies in the public utilities industry.

   The VALUE-ADDED MARKET SERIES' investment objective is to achieve a high level of total return on its assets through a combination of capital appreciation and current income. It seeks to achieve this objective by investing, on an equally-weighted basis, in a diversified portfolio of common stocks of the companies which are represented in the Standard & Poor's 500 Composite Stock Price Index.

   The GLOBAL EQUITY SERIES' investment objective is a high level of total return on its assets, primarily through long-term capital growth and, to a lesser extent, from income. It seeks to achieve this objective through investments in all types of common stocks and equivalents, preferred stocks and bonds and other debt obligations of domestic and foreign companies and governments and international organizations.

   A Prospectus for the Fund dated October 31, 1997, which provides the basic information you should know before investing in the Fund, may be obtained without charge from the Fund at the address or telephone numbers listed below, from the Fund's Distributor, or from Dean Witter Reynolds Inc. at any of its branch offices. This Statement of Additional Information is not a Prospectus. It contains information in addition to and more detailed than that set forth in the Prospectus. It is intended to provide additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Prospectus.

Dean Witter
Retirement Series
Two World Trade Center
New York, New York 10048
(212) 392-2550 or
(800) 869-NEWS (toll-free)

TABLE OF CONTENTS
-----------------------------------------------------------------------------


The Fund and its Management..........    3
Trustees and Officers................    6
Investment Practices and Policies ...   13
Investment Restrictions..............   33
Portfolio Transactions and
 Brokerage...........................   35
Determination of Net Asset Value ....   37
Purchase of Fund Shares..............   39
Shareholder Services.................   41
Redemptions and Repurchases..........   43
Dividends, Distributions and Taxes ..   43
Performance Information..............   45
Description of Shares................   48
Custodian and Transfer Agent.........   49
Independent Accountants..............   49
Reports to Shareholders..............   49
Legal Counsel........................   49
Experts..............................   49
Registration Statement...............   50
Principal Securities Holders.........   50
Financial Statements--July 31, 1997 .   51
Report of Independent Accountants ...  106
Appendix.............................  107

THE FUND AND ITS MANAGEMENT
-----------------------------------------------------------------------------

THE FUND

   The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of the Commonwealth of Massachusetts on May 14, 1992.

THE INVESTMENT MANAGER

   Dean Witter InterCapital Inc. (the "Investment Manager" or "InterCapital"), a Delaware corporation, whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. InterCapital is a wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co. ("MSDWD"), a Delaware corporation. In an internal reorganization which took place in January, 1993, InterCapital assumed the investment advisory, administrative and management activities previously performed by the InterCapital Division of Dean Witter Reynolds Inc. ("DWR"), a broker-dealer affiliate of InterCapital. (As hereinafter used in this Statement of Additional Information, the terms "InterCapital" and "Investment Manager" refer to DWR's InterCapital Division prior to the internal reorganization and to Dean Witter InterCapital Inc. thereafter.) The daily management of the Fund and research relating to the portfolio of each Series of the Fund are conducted by or under the direction of officers of the Fund and of the Investment Manager, subject to review of investments by the Fund's Board of Trustees. Information as to these Trustees and officers is contained under the caption "Trustees and Officers."

   InterCapital is also the investment manager (or investment adviser) of the following investment companies:

                                OPEN-END FUNDS

   1     Active Assets California Tax-Free Trust Dean Witter Japan
   2     Active Assets Government Securities Trust
   3     Active Assets Money Trust
   4     Active Assets Tax-Free Trust
   5     Dean Witter American Value Fund
   6     Dean Witter Balanced Growth Fund
   7     Dean Witter Balanced Income Fund
   8     Dean Witter California Tax-Free Daily Income Trust
   9     Dean Witter California Tax-Free Income Fund
  10     Dean Witter Capital Appreciation Fund
  11     Dean Witter Capital Growth Securities
  12     Dean Witter Convertible Securities Trust Dean Witter
  13     Dean Witter Developing Growth Securities Trust
  14     Dean Witter Diversified Income Trust
  15     Dean Witter Dividend Growth Securities Inc.
  16     Dean Witter European Growth Fund Inc.
  17     Dean Witter Federal Securities Trust
  18     Dean Witter Fund of Funds
  19     Dean Witter Global Asset Allocation Fund
  20     Dean Witter Global Dividend Growth Securities
  21     Dean Witter Global Short-Term Income Fund Inc.
  22     Dean Witter Global Utilities Fund
  23     Dean Witter Hawaii Municipal Trust Dean Witter Tax-Free
  24     Dean Witter Health Sciences Trust
  25     Dean Witter High Income Securities
  26     Dean Witter High Yield Securities Inc.
  27     Dean Witter Income Builder Fund
  28     Dean Witter Information Fund
  29     Dean Witter Intermediate Income Securities
  30     Dean Witter Intermediate Term U.S. Treasury Trust
  31     Dean Witter International SmallCap Fund
  32     Dean Witter Japan Fund
  33     Dean Witter Limited Term Municipal Trust
  34     Dean Witter Liquid Asset Fund Inc.
  35     Dean Witter Market Leader Trust
  36     Dean Witter Mid-Cap Growth Fund
  37     Dean Witter Multi-State Municipal Series Trust
  38     Dean Witter National Municipal Trust
  39     Dean Witter Natural Resource Development Securities Inc.
  40     Dean Witter New York Municipal Money Market Trust
  41     Dean Witter New York Tax-Free Income Fund
  42     Dean Witter Pacific Growth Fund Inc.
  43     Dean Witter Precious Metals and Minerals Trust
  44     Dean Witter Retirement Series
  45     Dean Witter S&P 500 Index Fund
  46     Dean Witter Select Dimensions Investment Series
  47     Dean Witter Select Municipal Reinvestment Fund
  48     Dean Witter Short-Term Bond Fund
  49     Dean Witter Short-Term U.S. Treasury Trust
  50     Dean Witter Special Value Fund
  51     Dean Witter Strategist Fund
  52     Dean Witter Tax-Exempt Securities Trust
  53     Dean Witter Daily Income Trust
  54     Dean Witter U.S. Government Money Market Trust
  55     Dean Witter U.S. Government Securities Trust
  56     Dean Witter Utilities Fund
  57     Dean Witter Value-Added Market Series
  58     Dean Witter Variable Investment Series
  59     Dean Witter World Wide Income Trust
  60     Dean Witter World Wide Investment Trust

CLOSED-END FUNDS

   1     High Income Advantage Trust
   2     High Income Advantage Trust II
   3     High Income Advantage Trust III
   4     InterCapital Income Securities Inc.
   5     Dean Witter Government Income Trust
   6     InterCapital Insured Municipal Bond Trust
   7     InterCapital Insured Municipal Trust
   8     InterCapital Insured Municipal Income Trust
   9     InterCapital California Insured Municipal Income Trust
  10     InterCapital Insured Municipal Securities
  11     InterCapital Insured California Municipal Securities
  12     InterCapital Quality Municipal Investment Trust
  13     InterCapital Quality Municipal Income Trust
  14     InterCapital Quality Municipal Securities
  15     InterCapital California Quality Municipal Securities
  16     InterCapital New York Quality Municipal Securities
  17     Municipal Income Trust
  18     Municipal Income Trust II
  19     Municipal Income Trust III
  20     Municipal Income Opportunities Trust
  21     Municipal Income Opportunities II
  22     Municipal Income Opportunities III
  23     Prime Income Trust
  24     Municipal Premium Income Trust


   The foregoing investment companies, together with the Fund, are collectively referred to as the Dean Witter Funds.

   In addition, Dean Witter Services Company Inc. ("DWSC"), a wholly-owned subsidiary of InterCapital, serves as manager for the following investment companies for which TCW Funds Management, Inc. is the investment adviser (the "TCW/DW Funds"):

   1     TCW/DW Core Equity Trust
   2     TCW/DW North American Government Income Trust
   3     TCW/DW Latin American Growth Fund
   4     TCW/DW Income and Growth Fund
   5     TCW/DW Small Cap Growth Fund
   6     TCW/DW Balanced Fund
   7     TCW/DW Mid-Cap Equity Trust
   8     TCW/DW Global Telecom Trust
   9     TCW/DW Strategic Income Trust

CLOSED-END FUNDS

   10     TCW/DW Term Trust 2000
   11     TCW/DW Term Trust 2002
   12     TCW/DW Term Trust 2003
   13     TCW/DW Total Return Trust
   14     TCW/DW Emerging Markets Opportunities Trust

   InterCapital also serves as: (i) administrator of The BlackRock Strategic Term Trust Inc., a closed-end investment company; and (ii) sub-administrator of MassMutual Participation Investors and Templeton Global Governments Income Trust, closed-end investment companies.

   Pursuant to an Investment Management Agreement (the "Agreement") with the Investment Manager, the Fund has retained the Investment Manager to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective and policies.

   Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, such office space, facilities, equipment, clerical help and bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, statements of additional information, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Investment Manager, necessary or desirable). In addition, the Investment Manager pays the salaries of all personnel, including officers of the Fund, who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

   Effective December 31, 1993, pursuant to a Services Agreement between InterCapital and DWSC, DWSC began to provide the administrative services to the Fund which were previously performed directly by InterCapital. On April 17, 1995, DWSC was reorganized in the State of Delaware, necessitating the entry into a new Services Agreement by InterCapital and DWSC on that date. The foregoing internal reorganizations did not result in any change in the nature or scope of the administrative services being provided to the Fund or any of the fees being paid by the Fund for the overall services being performed under the terms of the existing Management Agreement.

   Expenses not expressly assumed by the Investment Manager under the Management Agreement (see below), or by the Distributor of the Fund's shares, Dean Witter Distributors Inc. ("Distributors") (see "The Distributor"), will be paid by the Fund. Each Series pays all other expenses incurred in its operation and a portion of the Fund's general administration expenses allocated on the basis of the asset size of the respective Series. Expenses that are borne directly by a Series include, but are not limited to: charges and expenses of any registrar, custodian, share transfer and dividend disbursing agent; brokerage commissions; certain taxes; registration costs of the Series and its shares under federal and state securities laws; shareholder servicing costs; charges and expenses of any outside service used for pricing of the shares of the Series; interest on borrowings by the Series; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager) not including compensation or expenses of attorneys who are employees of the Investment Manager and independent accountants; and all other expenses attributable to a particular Series. Expenses which are allocated on the basis of size of the respective Series include the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; state franchise taxes; Securities and Exchange Commission fees; membership dues of industry associations; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; and all other costs of the Fund's operations properly payable by the Fund and allocable on the basis of size of the respective Series. Depending on the nature of a legal claim, liability or lawsuit, litigation costs, payment of legal claims or liabilities and any indemnification relating thereto may be directly applicable to the Series or allocated on the basis of the size of the respective Series. The Trustees have determined that this is an appropriate method of allocation of expenses.

   As full compensation for the services and facilities furnished to the Fund and expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily by applying each of the following annual rates to the net assets of the respective Series of the Fund, each business day: 0.50% (Liquid Asset Series); 0.50% (U.S. Government Money Market Series); 0.65% (U.S. Government Securities Series); 0.65% (Intermediate Income Securities Series); 0.85% (American Value Series); 0.85% (Capital Growth Series); 0.75% (Dividend Growth Series); 0.85% (Strategist Series); 0.75% (Utilities Series); 0.50% (Value-Added Market Series); and 1.0% (Global Equity Series). The management fees for the American Value, Capital Growth, Dividend Growth, Strategist, Utilities and Global Equity Series are higher than those paid by most investment policies.

   The Investment Manager assumed all expenses (except for brokerage fees and a portion of organizational expenses) for each Series and waived the compensation provided for in the Agreement with respect to each Series during the fiscal years ended July 31, 1994 and 1995 and the period August 1, 1995 through December 31, 1995 and has assumed all such expenses (except for brokerage fees and a portion of organizational expenses) and waived the compensation provided for in its Management Agreement with respect to any Series to the extent that such expenses and compensation exceeded 1.00% of the daily net assets of the Series for the period from January 1, 1996 through July 31, 1997. The Investment Manager has undertaken to continue to assume, until December 31, 1997, all such expenses and waive compensation with respect to any Series to the extent that such expenses and compensation exceed 1.00% of the daily net assets of the Series. The Fund's Investment Manager paid the organizational expenses of the Fund in the amount of $150,000 ($13,636 allocated to each of the Series), which will be reimbursed by the Fund net of any amounts waived.

   The Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors. The Agreement in no way restricts the Investment Manager from acting as investment manager or adviser to others.

   The Agreement was initially approved by the Board of Trustees on February 21, 1997 and by the shareholders of the Fund at a Special Meeting of Shareholders held on May 21, 1997. The Agreement is substantially identical to a prior investment management agreement which was initially approved by the Board of Trustees on October 30, 1992 and, subsequently, by DWR as the then sole shareholder of the Fund on January 12, 1993. The Agreement took effect on May 31, 1997 upon the consummation of the merger of Dean Witter, Discover & Co. with Morgan Stanley Group Inc. The Agreement may be terminated at any time, without penalty, on thirty days' notice by the Board of Trustees of the Fund, by the holders of a majority, as defined in the Investment Company Act of 1940 (the "Act"), of the outstanding shares of the Fund, or by the Investment Manager. The Agreement will automatically terminate in the event of its assignment (as defined in the Act).

   Under its terms, the Agreement had an initial term ending April 30, 1999 and will continue from year to year thereafter with respect to each Series, provided continuance of the Agreement is approved at least annually by the vote of the holders of a majority of the outstanding shares of that Series, as defined in the Act, or by the Trustees of the Fund; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees of the Fund who are not parties to the Agreement or "interested persons" (as defined in the Act) of any such party (the "Independent Trustees"), which vote must be cast in person at a meeting called for the purpose of voting on such approval.

   The Fund has acknowledged that the name "Dean Witter" is a property right of DWR. The Fund has agreed that DWR or its parent company may use, or at any time permit others to use, the name "Dean Witter." The Fund has also agreed that in the event the Agreement is terminated, or if the affiliation between InterCapital and its parent company is terminated, the Fund will eliminate the name "Dean Witter" from its name if DWR or its parent company shall so request.

TRUSTEES AND OFFICERS
-----------------------------------------------------------------------------

   The Trustees and Executive Officers of the Fund, their principal business occupations during the last five years and their affiliations, if any, with InterCapital and with the 85 Dean Witter Funds and the 14 TCW/DW Funds are shown below.

  NAME, AGE, POSITION WITH FUND AND ADDRESS          PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
--------------------------------------------  --------------------------------------------------------
Michael Bozic (56)                            Chairman and Chief Executive Officer of Levitz Furniture
 Trustee                                      Corporation (since November, 1995); Director or Trustee of
 c/o Levitz Furniture Corporation             the Dean Witter Funds; formerly President and Chief Executive
 6111 Broken Sound Parkway, N.W.              Officer of Hills Department Stores (May, 1991-July, 1995);
 Boca Raton, Florida                          formerly variously Chairman, Chief Executive Officer,
                                              President and Chief Operating Officer (1987-1991) of the Sears
                                              Merchandise Group of Sears, Roebuck and Co.; Director of
                                              Eaglemark Financial Services Inc., the United Negro College
                                              Fund and Weirton Steel Corporation.

                                       6

  NAME, AGE, POSITION WITH FUND AND ADDRESS          PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
--------------------------------------------  --------------------------------------------------------
Charles A. Fiumefreddo* (64)                  Chairman, Chief Executive Officer and Director of InterCapital,
 Chairman, President                          DWSC and Distributors; Executive Vice President and Director
 Chief Executive Officer and Trustee          of DWR; Chairman, Director or Trustee, President and Chief
 Two World Trade Center                       Executive Officer of the Dean Witter Funds; Chairman, Chief
 New York, New York                           Executive Officer and Trustee of the TCW/DW Funds; Chairman
                                              and Director of Dean Witter Trust FSB ("DWT"); formerly Executive
                                              Vice President and Director of Dean Witter, Discover & Co.
                                              (until February, 1993); Director of various MSDWD subsidiaries and affiliates.

Edwin J. Garn (65)                            Director or Trustee of the Dean Witter Funds; formerly United
 Trustee                                      States Senator (R-Utah)(1974-1992) and Chairman, Senate
 c/o Huntsman Corporation                     Banking Committee (1980-1986); formerly Mayor of Salt Lake
 500 Huntsman Way                             City, Utah (1971-1974); formerly Astronaut, Space Shuttle
 Salt Lake City, Utah                         Discovery (April 12-19, 1985); Vice Chairman, Huntsman
                                              Corporation (since January, 1993); Director of Franklin Quest
                                              (time management systems) and John Alden Financial Corp. (health insurance); Member of the board of various civic and charitable organizations.

John R. Haire (72)                            Chairman of the Audit Committee and Chairman of the Committee
 Trustee                                      of the Independent Directors or Trustees and Director or Trustee
 Two World Trade Center                       of the Dean Witter Funds; Chairman of the Audit Committee
 New York, New York                           and Chairman of the Committee of the Independent Trustees
                                              and Trustee of the TCW/DW Funds; formerly President, Council for Aid to Education (1978-1989) and Chairman and Chief Executive
                                              Officer of Anchor Corporation, an Investment Adviser
                                              (1964-1978); Director of Washington National Corporation
                                              (insurance).

Wayne E. Hedien (63)                          Retired; Director or Trustee of the Dean Witter Funds; Director
 Trustee                                      of the PMI Group, Inc. (private mortgage insurance); Trustee
 c/o Gordon Altman Butowsky                   and Vice Chairman of The Field Museum of Natural History;
  Weitzen Shalov & Wein                       formerly associated with the Allstate Companies (1966-1994),
 Counsel to the Independent Trustees          most recently as Chairman of The Allstate Corporation (March,
 114 West 47th Street                         1993-December, 1994) and Chairman and Chief Executive Officer
 New York, New York                           of its wholly-owned subsidiary, Allstate Insurance Company
                                              (July, 1989-December, 1994); director of various other business and charitable organizations.

                                       7

  NAME, AGE, POSITION WITH FUND AND ADDRESS          PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
--------------------------------------------  --------------------------------------------------------
Dr. Manuel H. Johnson (48)                    Senior Partner, Johnson Smick International, Inc., a consulting
 Trustee                                      firm; Co-Chairman and a founder of the Group of Seven Council
 c/o Johnson Smick International, Inc.        (G7C), an international economic commission; Director or
 1133 Connecticut Avenue, N.W.                Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds;
 Washington, DC                               Director of NASDAQ (since June, 1995); Director of Greenwich
                                              Capital Markets Inc. (broker-dealer); formerly Vice Chairman of the Board of Governors of the Federal Reserve System
                                              (1986-1990) and Assistant Secretary of the U.S. Treasury
                                              (1982-1986).

Michael E. Nugent (61)                        General Partner, Triumph Capital, L.P., a private investment
 Trustee                                      partnership; Director or Trustee of the Dean Witter Funds;
 c/o Triumph Capital, L.P.                    Trustee of the TCW/DW Funds; formerly Vice President, Bankers
 237 Park Avenue                              Trust Company and BT Capital Corporation (1984-1988); Director
 New York, New York                           of various business organizations.

Philip J. Purcell* (54)                       Chairman of the Board of Directors and Chief Executive Officer
 Trustee                                      of MSDWD, DWR and Novus Credit Services Inc.; Director of
 1585 Broadway                                InterCapital, DWSC and Distributors; Director or Trustee of
 New York, New York                           the Dean Witter Funds; Director and/or officer of various
                                              MSDWD subsidiaries.

John L. Schroeder (67)                        Retired; Director or Trustee of the Dean Witter Funds; Trustee
 Trustee                                      of the TCW/DW Funds; Director of Citizens Utilities Company;
 c/o Gordon Altman Butowsky                   formerly Executive Vice President and Chief Investment Officer
  Weitzen Shalov & Wein                       of the Home Insurance Company (August, 1991-September, 1995).
 Counsel to the Independent Trustees
 114 West 47th Street
 New York, New York

Barry Fink (42)                               Senior Vice President (since March, 1997) and Secretary and
 Vice President,                              General Counsel (since February, 1997) of InterCapital and
 Secretary and General Counsel                DWSC; Senior Vice President (since March, 1997) and Assistant
 Two World Trade Center                       Secretary and Assistant General Counsel (since February, 1997)
 New York, New York                           of Distributors; Assistant Secretary of DWR (since August,
                                              1996); Vice President, Secretary and General Counsel of the
                                              Dean Witter Funds and the TCW/DW Funds (since February, 1997);
                                              previously First Vice President (June, 1993-February, 1997),
                                              Vice President (until June, 1993) and Assistant Secretary
                                              and Assistant General Counsel of InterCapital and DWSC and
                                              Assistant Secretary of the Dean Witter Funds and TCW/DW Funds.

Thomas F. Caloia (51)                         First Vice President and Assistant Treasurer of InterCapital
 Treasurer                                    and DWSC; Treasurer of the Dean Witter Funds and the TCW/DW
 Two World Trade Center                       Funds.
 New York, New York

------------
* Denotes Trustees who are "interested persons" of the Fund, as defined in the Act.

  NAME, AGE, POSITION WITH FUND AND ADDRESS         PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
--------------------------------------------  ------------------------------------------------------
Mark Bavoso (36)                              Senior Vice President of InterCapital (since June, 1993);
 Vice President                               Vice President of various Dean Witter Funds; previously
 Two World Trade Center                       Vice President of InterCapital.
 New York, New York

Patricia A. Cuddy (43)                        Vice President of InterCapital; Vice President of various
 Vice President                               Dean Witter Funds.
 Two World Trade Center
 New York, New York

Edward F. Gaylor (56)                         Senior Vice President of InterCapital; Vice President of
 Vice President                               various Dean Witter Funds.
 Two World Trade Center
 New York, New York

Rajesh K. Gupta (37)                          Senior Vice President of InterCapital; Vice President of
 Vice President                               various Dean Witter Funds.
 Two World Trade Center
 New York, New York

Peter Hermann (37)                            Vice President of InterCapital; Vice President of various
 Vice President                               Dean Witter Funds.
 Two World Trade Center
 New York, New York

Jonathan R. Page (51)                         Senior Vice President of InterCapital; Vice President of
 Vice President                               various Dean Witter Funds.
 Two World Trade Center
 New York, New York

Paul D. Vance (61)                            Senior Vice President of InterCapital; Vice President of
 Vice President                               various Dean Witter Funds.
 Two World Trade Center
 New York, New York

Anita H. Kolleeny (42)                        Senior Vice President of InterCapital; Vice President of
 Vice President                               various Dean Witter Funds.
 Two World Trade Center
 New York, New York

Paula LaCosta (46)                            Vice President of InterCapital; Vice President of various
 Vice President                               Dean Witter Funds.
 Two World Trade Center
 New York, New York

Rochelle G. Siegel (48)                       Senior Vice President of InterCapital; Vice President of
 Vice President                               various Dean Witter Funds.
 Two World Trade Center
 New York, New York

Kenton J. Hinchliffe (53)                     Senior Vice President of InterCapital; Vice President of
 Vice President                               various Dean Witter Funds.
 Two World Trade Center
 New York, New York

Alice S. Weiss (49)                           Vice President of InterCapital; Vice President of various
 Vice President                               Dean Witter Funds.
 Two World Trade Center
 New York, New York

   In addition, Robert M. Scanlan, President and Chief Operating Officer of InterCapital and DWSC, Executive Vice President of Distributors and DWT and Director of DWT, Mitchell M. Merin, President and Chief Strategic Officer of InterCapital and DWSC, Executive Vice President of Distributors and DWT and Director of DWT, Executive Vice President and Director of DWR, and Director of SPS Transaction Services, Inc. and various other MSDWD subsidiaries, Joseph J. McAlinden, Executive Vice President and Chief Investment Officer of InterCapital and Director of DWT and Robert S. Giambrone, Senior Vice President of InterCapital, DWSC, Distributors and DWT and Director of DWT, are Vice Presidents of the Fund. Marilyn K. Cranney, First Vice President and Assistant General Counsel of InterCapital and DWSC, and Lou Anne D. McInnis, Ruth Rossi and Carsten Otto, Vice Presidents and Assistant General Counsels of InterCapital and DWSC, and Frank Bruttomesso and Todd Lebo, Staff Attorneys with InterCapital, are Assistant Secretaries of the Fund.

THE BOARD OF TRUSTEES, THE INDEPENDENT TRUSTEES, AND THE COMMITTEES

   The Board of Trustees consists of nine (9) trustees. These same individuals also serve as directors or trustees for all of the Dean Witter Funds, and are referred to in this section as Trustees. As of the date of this Statement of Additional Information, there are a total of 85 Dean Witter Funds, comprised of 128 portfolios. As of September 30, 1997, the Dean Witter Funds had total net assets of approximately $93.2 billion and more than five million shareholders.

   Seven Trustees (77% of the total number) have no affiliation or business connection with InterCapital or any of its affiliated persons and do not own any stock or other securities issued by InterCapital's parent company, MSDWD. These are the "disinterested" or "independent" Trustees. The other two Trustees (the "management Trustees") are affiliated with InterCapital. Four of the seven independent Trustees are also Independent Trustees of the TCW/DW Funds.

   Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Dean Witter Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. Indeed, by serving on the Funds' Boards, certain Trustees who would otherwise be qualified and in demand to serve on bank boards would be prohibited by law from doing so.

   All of the Independent Trustees serve as members of the Audit Committee and the Committee of the Independent Trustees. Three of them also serve as members of the Derivatives Committee. During the calendar year ended December 31, 1996, the three Committees held a combined total of sixteen meetings. The Committees hold some meetings at InterCapital's offices and some outside InterCapital. Management Trustees or officers do not attend these meetings unless they are invited for purposes of furnishing information or making a report.

   The Committee of the Independent Trustees is charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the Board of any Fund that has a Rule 12b-1 plan of distribution. Most of the Dean Witter Funds have such a plan.

   The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board.

   Finally, the Board of each Fund has formed a Derivatives Committee to establish parameters for and oversee the activities of the Fund with respect to derivative investments, if any, made by the Fund.

DUTIES OF CHAIRMAN OF COMMITTEE OF THE INDEPENDENT TRUSTEES AND AUDIT
COMMITTEE

   The Chairman of the Committee of the Independent Trustees and the Audit Committee maintains an office at the Funds' headquarters in New York. He is responsible for keeping abreast of regulatory and industry developments and the Funds' operations and management. He screens and/or prepares written materials and identifies critical issues for the Independent Trustees to consider, develops agendas for Committee meetings, determines the type and amount of information that the Committees will need to form a judgment on various issues, and arranges to have that information furnished to Committee members. He also arranges for the services of independent experts and consults with them in advance of meetings to help refine reports and to focus on critical issues. Members of the Committees believe that the person who serves as Chairman of both Committees and guides their efforts is pivotal to the effective functioning of the Committees.

   The Chairman of the Committees also maintains continuous contact with the Funds' management, with independent counsel to the Independent Trustees and with the Funds' independent auditors. He arranges for a series of special meetings involving the annual review of investment advisory, management and other operating contracts of the Funds and, on behalf of the Committees, conducts negotiations with the Investment Manager and other service providers. In effect, the Chairman of the Committees serves as a combination of chief executive and support staff of the Independent Trustees.

   The Chairman of the Committee of the Independent Trustees and the Audit Committee is not employed by any other organization and devotes his time primarily to the services he performs as Committee Chairman and Independent Trustee of the Dean Witter Funds and as an Independent Trustee and, since July 1, 1996, as Chairman of the Committee of the Independent Trustees and the Audit Committee of the TCW/DW Funds. The current Committee Chairman has had more than 35 years experience as a senior executive in the investment company industry.

ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL DEAN WITTER FUNDS

   The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees, and a Chairman of their Committees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Dean Witter Funds.

COMPENSATION OF INDEPENDENT TRUSTEES

   The Fund pays each Independent Trustee an annual fee of $1,000 plus a per meeting fee of $50 for meetings of the Board of Trustees or committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an annual fee of $750 and pays the Chairman of the Committee of the Independent Trustees an additional annual fee of $1,200). If a Board meeting and a Committee meeting, or more than one Committee meeting, take place on a single day, the Trustees are paid a single meeting fee by the Fund. The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund.

   The following table illustrates the compensation paid to the Fund's Independent Trustees by the Fund for the fiscal year ended July 31, 1997. Mr. Hedien's term as Trustee did not commence until September 1, 1997.

                              FUND COMPENSATION

                                AGGREGATE
                               COMPENSATION
NAME OF INDEPENDENT TRUSTEE   FROM THE FUND
---------------------------  ---------------
Michael Bozic ..............      $1,750
Edwin J. Garn ..............       1,750
John R. Haire ..............       3,750
Dr. Manuel H. Johnson  .....       1,800
Michael E. Nugent...........       1,850
John L. Schroeder...........       1,850

   The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 1996 for services to the 82 Dean Witter Funds and, in the case of Messrs. Haire, Johnson, Nugent and Schroeder, the 14 TCW/DW Funds that were in operation at December 31, 1996. With respect to Messrs. Haire, Johnson, Nugent and Schroeder, the TCW/DW Funds are included solely because of a limited exchange privilege between those Funds and five Dean Witter Money Market Funds.

          CASH COMPENSATION FROM DEAN WITTER FUNDS AND TCW/DW FUNDS

                                                         FOR SERVICE AS
                                                           CHAIRMAN OF
                                                          COMMITTEES OF    FOR SERVICE AS
                          FOR SERVICE                      INDEPENDENT      CHAIRMAN OF       TOTAL CASH
                          AS DIRECTOR     FOR SERVICE      DIRECTORS/      COMMITTEES OF     COMPENSATION
                          OR TRUSTEE      AS TRUSTEE      TRUSTEES AND      INDEPENDENT          PAID
                         AND COMMITTEE   AND COMMITTEE        AUDIT           TRUSTEES     FOR SERVICES TO
                           MEMBER OF       MEMBER OF    COMMITTEES OF 82     AND AUDIT      82 DEAN WITTER
NAME OF                 82 DEAN WITTER     14 TCW/DW       DEAN WITTER    COMMITTEES OF 14   FUNDS AND 14
INDEPENDENT TRUSTEE          FUNDS           FUNDS            FUNDS         TCW/DW FUNDS     TCW/DW FUNDS
----------------------  -------------- ---------------  ---------------- ----------------  ---------------
Michael Bozic .........    $138,850              --               --               --          $138,850
Edwin J. Garn .........     140,900              --               --               --           140,900
John R. Haire .........     106,400         $64,283         $195,450          $12,187           378,320
Dr. Manuel H. Johnson       137,100          66,483               --               --           203,583
Michael E. Nugent  ....     138,850          64,283               --               --           203,133
John L. Schroeder......     137,150          69,083               --               --           206,233

   As of the date of this Statement of Additional Information, 57 of the Dean Witter Funds, not including the Fund, have adopted a retirement program under which an Independent Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 25.0% of his or her Eligible Compensation plus 0.4166666% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 50.0% after ten years of service. The foregoing percentages may be changed by the

Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are not secured or funded by the Adopting Funds.

   The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the 57 Dean Witter Funds (not including the
Fund) for the year ended December 31, 1996, and the estimated retirement benefits for the Fund's Independent Trustees, to commence upon their retirement, from the 57 Dean Witter Funds as of December 31, 1996. Mr. Hedien's term did not commence until September 1, 1997.

                RETIREMENT BENEFITS FROM ALL DEAN WITTER FUNDS

                                                                             ESTIMATED
                                                               RETIREMENT      ANNUAL
                                ESTIMATED                       BENEFITS      BENEFITS
                                 CREDITED                      ACCRUED AS       UPON
                                  YEARS          ESTIMATED      EXPENSES     RETIREMENT
                              OF SERVICE AT    PERCENTAGE OF     BY ALL       FROM ALL
                                RETIREMENT       ELIGIBLE       ADOPTING      ADOPTING
NAME OF INDEPENDENT TRUSTEE    (MAXIMUM 10)    COMPENSATION       FUNDS      FUNDS (2)
---------------------------  --------------- ---------------  ------------ ------------
Michael Bozic ..............        10             50.0%         $20,147      $ 51,325
Edwin J. Garn ..............        10             50.0           27,772        51,325
John R. Haire ..............        10             50.0           46,952       129,550
Dr. Manuel H. Johnson  .....        10             50.0           10,926        51,325
Michael E. Nugent ..........        10             50.0           19,217        51,325
John L. Schroeder...........         8             41.7           38,700        42,771

(1) An Eligible Trustee may elect alternate payments of his or her retirement benefits based upon the combined life expectancy of such Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. The amount estimated to be payable under this method, through the remainder of the later of the lives of such Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to either 50% or 100% of the previous periodic amount, an election that, respectively, increases or decreases the previous periodic amount so that the resulting payments will be the actuarial equivalent of the Regular Benefit.

(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) above.

   As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1 percent of the Fund's shares of beneficial interest outstanding.

INVESTMENT PRACTICES AND POLICIES
-----------------------------------------------------------------------------

LIQUID ASSET SERIES

   Variable and Floating Rate Obligations. As stated in the Prospectus, the Liquid Asset Series may invest in variable and floating rate obligations. The interest rate payable on a variable rate obligation is adjusted at predesignated periodic intervals and, on floating rate obligations, whenever there is a change in the market rate of interest on which the interest rate payable is based. Other features may include the right whereby the Liquid Asset Series may demand prepayment of the principal amount of the obligation prior to its stated maturity (a "demand feature") and the right of the issuer to prepay the principal amount prior to maturity. The principal benefit of a variable rate obligation is that the interest rate adjustment minimizes changes in the market value of the obligation. As a result, the purchase of variable rate and floating rate obligations should enhance the ability of the Liquid Asset Series to maintain a stable net asset value per share (see "How Net Asset Value is Determined") and to sell obligations prior to maturity at a price approximating the full principal amount of the obligations. The principal benefit to the Liquid Asset Series of purchasing obligations with a demand feature is that liquidity, and the ability of the Liquid Asset Series to obtain repayment of the full principal amount of an obligation prior to maturity, is enhanced. The payment of principal and interest by issuers of certain obligations purchased by the

Liquid Asset Series may be guaranteed by letters of credit or other credit facilities offered by banks or other financial institutions. Such guarantees will be considered in determining whether an obligation meets the Liquid Asset Series' investment quality requirements.

INTERMEDIATE INCOME SECURITIES SERIES

   As stated in the Prospectus, the Intermediate Income Securities Series may invest up to 5% of its net assets in lower rated fixed-income securities, sometimes referred to as high yield securities. Because of the special nature of high yield securities, the Investment Manager must take account of certain special considerations in assessing the risks associated with such investments. For example, as the high yield securities market is relatively new, its growth had paralleled a long economic expansion and, until recently, it had not faced adverse economic and market conditions. Therefore, an economic downturn or increase in interest rates is likely to have a negative effect on the high yield bond market and on the value of the high yield securities held by the Intermediate Income Securities Series, as well as on the ability of the securities' issuers to repay principal and interest on their borrowings.

   The prices of high yield securities have been found to be less sensitive to changes in prevailing interest rates than higher-rated investments, but are likely to be more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. If the issuer of a fixed-income security owned by the Intermediate Income Securities Series defaults, the Series may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and change can be expected to result in an increased volatility of market prices of high yield securities and a concomitant volatility in the net asset value of a share of a Series. Moreover, the market prices of certain of the Intermediate Income Securities Series' securities which are structured as zero coupon and payment-in-kind securities are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay interest periodically and in cash (see "Dividends, Distributions and Taxes" for a discussion of the tax ramifications of investments in such securities).

   The secondary market for high yield securities may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The limited liquidity of the market may also adversely affect the ability of the Fund's Trustees to arrive at a fair value for certain high yield securities at certain times and could make it difficult for the Intermediate Income Securities Series to sell certain securities.

   New laws and proposed new laws may have a potentially negative impact on the market for high yield bonds. For example, recent legislation requires federally-insured savings and loan associations to divest their investments in high yield bonds. This legislation and other proposed legislation may have an adverse effect upon the value of high yield securities and a concomitant negative impact upon the net asset value of a share of the Intermediate Income Securities Series.

AMERICAN VALUE SERIES

   As discussed in the Prospectus, the American Value Series offers investors an opportunity to participate in a diversified portfolio of securities, consisting principally of common stocks. The portfolio reflects an investment decision-making process developed by the Investment Manager.

   Industry Valuation Approach. As stated in the Prospectus, in managing the American Value Series, the Investment Manager generally seeks to identify industries, rather than individual companies, as prospects for capital appreciation. This approach is designed to capitalize on the basic assumptions that industry trends are a primary force governing company earnings; conventional forecasts may not fully reflect underlying industry conditions or changing economic cycles; the market's perception of industry trends is often transitory or exaggerated; and distortions in relative valuations beyond their normal ranges may provide significant buying or selling opportunities.

   The Investment Manager generally seeks to invest assets of the American Value Series in industries it considers to exhibit underappreciated earnings potential at the time of purchase and to sell those it considers to have peaked in relative earnings potential.

   The Investment Manager also uses models which employ economic indicators or other financial variables to evaluate the relative attractiveness of industries. Economic analysis includes traditional business cycle analysis and such signposts as current Federal Reserve monetary posture, direction of commodity prices, and global currency and economic trends. Economic indicators most relevant to particular industries are reviewed. Some industries analyzed, such as aerospace and energy, do not correlate with economic indicators and must be analyzed relative to their respective specific industry cycles. Financial variables under consideration may include corporate earnings growth and cashflow, corporate and industry asset valuation, absolute and relative price/earnings ratios and dividend discount valuations.

   Once attractive industries have been identified, stocks to represent those industries are selected utilizing a multivariate process that includes size and quality of the company, earnings visibility of the company and various valuation parameters. Valuation screens may include dividend discount model values, price-to-book ratios, price to cashflow values, relative and absolute price-to-earnings ratios and ratios of price to earnings multiples to earnings growth. Price and earnings momentum ratings derived from external sources are also factored into the stock selection decision. The Investment Manager also evaluates fundamental company criteria such as product cycle analysis, revenue growth, margin analysis, consistency of earnings profitability, proprietary nature of the product and quality of management. Stocks may be selected from the three capitalization tiers of the market: large capitalization, medium capitalization, and small capitalization.

   Based on the sum total of this analysis, approximately 40-60 industries are studied and classified as attractive, moderately attractive or unattractive. Attractive groups are purchased, moderately attractive groups are bought or held, and unattractive groups are sold. The Investment Manager may utilize services that examine historical industry relative price-to-earnings ranges for input on the Investment Manager's valuation analysis.

   A basic tenet of the industry valuation approach is that there is no certainty of superior performance in any specific industry selection, but rather that approximately equal weighting of investments in a group of industries, each of which has been identified as underappreciated, can benefit from the performance probabilities of the total group.

   The foregoing represents the main outlines of the industry valuation approach. The following describes its key features, all of which are subject to modification as described below or as result of applying the asset allocation disciplines described later.

1. Equal Industry Weightings.

   After determining the industries that it considers to be attractive, the Investment Manager generally attempts to invest approximately equal amounts of the equity portion of the portfolio in securities of companies in each of such industries, subject to adjustment for company weightings as set forth in the next paragraph.

2. Equal Company Weightings.

   From the total of all companies included in the industry valuation process, the Investment Manager selects a limited number from each industry as representative of that industry. Such selections are made on the basis of various criteria, including size and quality of a company, the visibility of earnings, product cycle analysis, historic track record and various valuation parameters. Valuation screens may include dividend discount model values, price-to-book ratios, price-to-cashflow values, relative and absolute price-to-earnings ratios and ratios of price-earnings multiples to earnings growth. Price and earnings momentum ratings derived from external sources are also factored into the stock selection decision. Those companies which are in attractive industries and which the Investment Manager believes to be attractive investments are finally selected for inclusion in the portfolio. When final selections are made, approximately equal amounts of the equity portion of the portfolio are invested in each of such companies. This may vary depending on whether the Investment Manager is in the process of building or reducing a stock position. Consideration will also be given to valuation, capitalization and liquidity profile. Stocks in industries not characterized as attractive may be underweighted. Also, smaller capitalization issues may not be equally weighted due to liquidity considerations.

3. Relative Industry Values.

   Industry selection only attempts to identify industries whose securities might be expected to perform relatively better than the market as represented by the S&P Index. It does not seek to identify securities which will experience an absolute increase in value notwithstanding market conditions. However, the process assumes that, despite interim fluctuations in stock market prices, the long-term trend in equity security values will be up.

4. Practical Applications.

   In applying the industry valuation approach to management of the American Value Series, the Investment Manager will make adjustments in the Series which reflect modifications of the underlying concepts whenever, in its opinion, such adjustments are necessary or desirable to achieve the American Value Series' objectives. Such adjustments may include, for example, weighting some industries or companies more or less than others, based upon the Investment Manager's judgment as to the investment merits of specific companies. In addition, without specific action by the Investment Manager, adjustments may result from fluctuations in market prices which distort previously established industry and company weightings. The portfolio may, at times, include securities of industries which are unattractive due to consideration of stage-of-cycle analysis or may not include representation in industries considered attractive due to considerations such as valuation criteria, stage-of-cycle analysis or lack of earnings visibility, balance sheet viability or management quality. Also, independent of the application of the industry valuation process, the American Value Series continuously sells and redeems its own shares, and, as a result, securities may have to be sold at times from the American Value Series' portfolio to meet redemptions and monies received upon sale of the American Value Series' shares. Such sales and purchases of portfolio securities will result in a portfolio that does not completely reflect equal weighting of investment in industries or companies.

   Asset Allocation. Common stocks, particularly those sought for possible capital appreciation, have historically experienced a great amount of price fluctuation. The Investment Manager believes it is desirable to attempt to reduce the risks of extreme price fluctuations even if such an attempt results, as it likely will at times, in reducing the probabilities of obtaining greater capital appreciation. Accordingly, the Investment Manager's investment process incorporates elements which may reduce, although certainly not eliminate, the volatility of a portfolio. The American Value Series may hold a portion of its assets in fixed-income securities in an effort to moderate extremes of price fluctuation. The determination of the appropriate asset allocation as between equity and fixed-income investments will be made by the Investment Manager in its discretion, based upon its evaluation of economic and market conditions.

CAPITAL GROWTH SERIES

   As stated in the Prospectus, the money market instruments which the Capital Growth Series may purchase include U.S. Government securities, bank obligations, Eurodollar certificates of deposit, obligations of savings institutions, fully insured certificates of deposit and commercial paper. Such securities are limited to:

   U.S. Government Securities. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

   Bank Obligations. Obligations (including certificates of deposit, bankers' acceptances, commercial paper (see below) and other debt obligations) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except as permitted below;

   Eurodollar Certificates of Deposit. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more (investments in Eurodollar certificates may be affected by changes in currency rates or exchange control regulations, or changes in governmental administration or economic or monetary policy in the United States and abroad);

   Obligations of Savings Institutions. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more (investments in savings institutions above $100,000 in principal amount are not protected by federal deposit insurance);

   Fully Insured Certificates of Deposit. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $100,000 principal amount per certificate and to 15% or less of the Capital Growth Series' total assets in all such obligations and in all illiquid assets, in the aggregate;

   Commercial Paper. Commercial paper rated within the two highest grades by Standard & Poor's Corporation ("S&P") or the highest grade by Moody's Investors Service Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's.

GLOBAL EQUITY SERIES

   Forward Foreign Currency Exchange Contracts. As discussed in the Prospectus, the Global Equity Series may enter into forward foreign currency exchange contracts ("forward contracts") as a hedge against fluctuations in future foreign exchange rates. The Series will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial and investment banks) and their customers. Such forward contracts will only be entered into with United States banks and their foreign branches or foreign banks whose assets total $1 billion or more. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

   When management of the Series believes that the currency of a particular foreign country may suffer a substantial movement against the U.S. dollar, it may enter into a forward contract to purchase or sell, for a fixed amount of dollars or other currency, the amount of foreign currency approximating the value of some or all of the Series' portfolio securities denominated in such foreign currency. The Series will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Series to deliver an amount of foreign currency in excess of the value of the Series' portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the management of the Fund believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Series will be served. The Series' custodian bank will place cash, U.S. Government securities or other appropriate liquid portfolio securities in a segregated account of the Series in an amount equal to the value of the Series' total assets committed to the consummation of forward contracts entered into under the circumstances set forth above. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Series' commitments with respect to such contracts.

   Where, for example, the Series is hedging a portfolio position consisting of foreign fixed-income securities denominated in a foreign currency against adverse exchange rate moves vis-a-vis the U.S. dollar, at the maturity of the forward contract for delivery by the Series of a foreign currency, the Series may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an

"offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency (however, the ability of the Series to terminate a contract is contingent upon the willingness of the currency trader with whom the contract has been entered into to permit an offsetting transaction). It is impossible to forecast the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for the Series to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Series is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio securities if its market value exceeds the amount of foreign currency the Series is obligated to deliver.

   If the Series retains the portfolio securities and engages in an offsetting transaction, the Series will incur a gain or loss to the extent that there has been movement in spot or forward contract prices. If the Series engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Series' entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Series will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Series will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

   If the Series purchases a fixed-income security which is denominated in U.S. dollars but which will pay out its principal based upon a formula tied to the exchange rate between the U.S. dollar and a foreign currency, it may hedge against a decline in the principal value of the security by entering into a forward contract to sell an amount of the relevant foreign currency equal to some or all of the principal value of the security.

   At times when the Series has written a call option on a security or the currency in which it is denominated, it may wish to enter into a forward contract to purchase or sell the foreign currency in which the security is denominated. A forward contract would, for example, hedge the risk of the security on which a call option has been written declining in value to a greater extent than the value of the premium received for the option. The Series will maintain with its Custodian at all times, cash, U.S. Government securities, or other appropriate liquid portfolio securities in a segregated account equal in value to all forward contract obligations and option contract obligations entered into in hedge situations such as this.

   Although the Series values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Series at one rate, while offering a lesser rate of exchange should the Series desire to resell that currency to the dealer.

GENERAL INVESTMENT TECHNIQUES

   Repurchase Agreements. When cash may be available for only a few days, it may be invested by a Series in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Series. A repurchase agreement may be viewed as a type of secured lending by the Series which typically involves the acquisition by the Series of government securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Series will sell back to the institution, and that the institution will repurchase, the underlying security ("collateral") at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be maintained in a segregated account and will be marked to market daily to determine that the full value of the collateral, as specified in the agreement, does not decrease below the repurchase price plus accrued interest. If such decrease occurs, additional collateral will be added to the account to maintain full collateralization. In the event the original seller defaults on its obligations to repurchase, as a result of its bankruptcy or otherwise, the

Series will seek to sell the collateral, which action could involve costs or delays. In such case, the Series' ability to dispose of the collateral to recover its investment may be restricted or delayed.

   The Series will, when received, accrue interest from the institution until the time when the repurchase is to occur. Although such date is deemed by the Series to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits and may exceed one year.

   While repurchase agreements involve certain risks not associated with direct investments in debt securities, each Series follows procedures designed to minimize such risks. Repurchase agreements will be transacted only with large, well-capitalized and well-established financial institutions whose financial condition will be continuously monitored by the Investment Manager subject to procedures established by the Trustees. The procedures also require that the collateral underlying the agreement be specified.

   Reverse Repurchase Agreements. As stated in the Prospectus, the Liquid Asset, U.S. Government Money Market and Intermediate Income Securities Series may also use reverse repurchase agreements as part of their investment strategy. Reverse repurchase agreements involve sales by the Series of assets concurrently with an agreement by the Series to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Series can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Series of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash. Opportunities to achieve this advantage may not always be available, and the Series intend to use the reverse repurchase technique only when it will be to its advantage to do so. The Series will establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government securities or other liquid portfolio securities equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements are considered borrowings by the Series and for purposes other than meeting redemptions may not exceed 5% of the Series' total assets.

   When-Issued and Delayed Delivery Securities and Forward Commitments. As discussed in the Prospectus, from time to time, in the ordinary course of business, a Series may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis, i.e., delivery and payment can take place a month or more after the date of the transactions. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during this period. While a Series will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Series may sell the securities before the settlement date, if it is deemed advisable. At the time the Series makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Series will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the Series. At the time of delivery of the securities, the value may be more or less than the purchase price. The Series will also establish a segregated account with the Series' custodian bank in which it will continuously maintain cash or U.S. Government securities or other liquid portfolio securities equal in value to commitments for such when-issued or delayed delivery securities; subject to this requirement, the Series may purchase securities on such basis without limit. An increase in the percentage of the Series' assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Series' net asset value. The Investment Manager and the Trustees do not believe that any Series' net asset value or income will be adversely affected by its purchase of securities on such basis.

   When, As and If Issued Securities. As discussed in the Prospectus, each Series (with the exception of the U.S. Government Money Market Series) may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. The commitment for the purchase of any such security will not be recognized by the Series until the Investment Manager determines that issuance of the security is probable. At such time, the Series will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At such time, the Series will also establish a segregated account with its custodian bank in which it will continuously maintain cash or U.S. Government securities or other liquid portfolio securities equal in value to recognized commitments for such securities. Settlement of the trade will occur within five business days of the occurrence of the subsequent event. The value of the Series' commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Series, may not exceed 5% of the value of the Series' total assets at the time the initial commitment to purchase such securities is made (see "Investment Restrictions"). Subject to the foregoing restrictions, any Series may purchase securities on such basis without limit. An increase in the percentage of the Series' assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Investment Manager and the Trustees do not believe that the net asset value of any Series will be adversely affected by its purchase of securities on such basis.

   Zero Coupon Securities. A portion of the U.S. Government securities purchased by each Series of the Fund may be "zero coupon" Treasury securities. These are U.S. Treasury bills, notes and bonds which have been stripped of their unmatured interest coupons and receipts or which are certificates representing interests in such stripped debt obligations and coupons. In addition, a portion of the fixed-income securities purchased by such Series may be "zero coupon" securities. "Zero coupon" securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. A zero coupon security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price).

   The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received if prevailing interest rates rise. For this reason, zero coupon securities are subject to substantially greater market price fluctuations during periods of changing prevailing interest rates than are comparable debt securities which make current distributions of interest. Current federal tax law requires that a holder (such as the Series) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Series receives no interest payments in cash on the security during the year.

   Currently, the only U.S. Treasury security issued without coupons is the Treasury bill. However, in the last few years a number of banks and brokerage firms have separated ("stripped") the principal portions from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account).

   Lending of Portfolio Securities. Consistent with applicable regulatory requirements and subject to Investment Restriction (11) below, each Series of the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Series, and are at all times secured by cash or money market instruments, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Series continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. A Series will not lend portfolio securities having a value of more than 10% of its total assets.

   A loan may be terminated by the borrower on one business day's notice, or by a Series on four business days' notice. If the borrower fails to deliver the loaned securities within four days after receipt of notice, the Series could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made of firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Series.

   When voting or consent rights which accompany loaned securities pass to the borrower, a Series will follow the policy of calling the loaned securities, in whole or in part as may be appropriate, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Series' investment in such loaned securities. A Series will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities. No Series lent any of its portfolio securities during the fiscal period ended July 31, 1997 and no Series has any intention of lending any of its porfolio securities during the current fiscal year of the Fund.

   U.S. Government Securities. As stated in the Prospectus, the Intermediate Income Securities and Utilities Series may invest in U.S. Government securities. Securities issued by the U.S. Government, its agencies or instrumentalities in which the Intermediate Income Securities and Utilities Series may invest include:

       (1) U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years), all of which are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States.

       (2) Securities issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing such obligations are the Federal Housing Administration, the Government National Mortgage Association ("GNMA"), the Department of Housing and Urban Development, the Export Import Bank, the Farmers Home Administration; the General Services Administration, the Maritime Administration and the Small Business Administration. The maturities of such obligations range from three months to thirty years although the Fund may not invest in securities with maturities of more than twelve years.

       (3) Securities issued by agencies and instrumentalies which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from an existing line of credit with the U.S. Treasury. Among the agencies and instrumentalities issuing such obligations are the Tennessee Valley Authority, the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") and the U.S. Postal Service.

       (4) Securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but which are backed by the credit of the issuing agency or instrumentality. Among the agencies and instrumentalities issuing such obligations are the Federal Farm Credit System and the Federal Home Loan Bank.

OPTIONS AND FUTURES TRANSACTIONS

   As discussed in the Prospectus, each of the Intermediate Income Securities, American Value, Capital Growth, Strategist, Utilities and Global Equity Series may write covered call options against securities held in its portfolio and covered put options on eligible portfolio securities (the Capital Growth Series may also write covered put and call options on stock and bond indexes) and purchase options of the same series to effect closing transactions, and may hedge against potential changes in the market value of investments (or anticipated investments) by purchasing put and call options on portfolio (or eligible portfolio) securities and engaging in transactions involving futures contracts and options on such contracts. The Global Equity Series may also hedge against potential changes in the market value of the currencies in which its investments (or anticipated investments) are denominated by purchasing put and call options on currencies and engage in transactions involving currency futures contracts and options on such contracts.

   Call and put options on U.S. Treasury notes, bonds and bills and equity securities are listed on Exchanges and are written in over-the-counter transactions ("OTC options"). Listed options are issued by the Options Clearing Corporation ("OCC") and other clearing entities including foreign exchanges. Ownership of a listed call option gives a Series the right to buy from the OCC the underlying security covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC the underlying security at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Series the right to sell the underlying security to the OCC at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security from the OCC at the exercise price.

   Options on Treasury Bonds and Notes. Because trading in options written on Treasury bonds and notes tends to center on the most recently auctioned issues, the exchanges on which such securities trade will not continue indefinitely to introduce options with new expirations to replace expiring options on particular issues. Instead, the expirations introduced at the commencement of options trading on a particular issue will be allowed to run their course, with the possible addition of a limited number of new expirations as the original ones expire. Options trading on each issue of bonds or notes will thus be phased out as new options are listed on more recent issues, and options representing a full range of expirations will not ordinarily be available for every issue on which options are traded.

   Options on Treasury Bills. Because a deliverable Treasury bill changes from week to week, writers of Treasury bill calls cannot provide in advance for their potential exercise settlement obligations by acquiring and holding the underlying security. However, if a Series holds a long position in Treasury bills with a principal amount of the securities deliverable upon exercise of the option, the position may be hedged from a risk standpoint by the writing of a call option. For so long as the call option is outstanding, the Series will hold the Treasury bills in a segregated account with its Custodian, so that they will be treated as being covered.

   Options on GNMA Certificates. Currently, options on GNMA Certificates are only traded over-the-counter. Since the remaining principal balance of GNMA Certificates declines each month as a result of mortgage payments, a Series, as a writer of a GNMA call holding GNMA Certificates as "cover" to satisfy its delivery obligation in the event of exercise, may find that the GNMA Certificates it holds no longer have a sufficient remaining principal balance for this purpose. Should this occur, the Series will purchase additional GNMA Certificates from the same pool (if obtainable) or replacement GNMA Certificates in the cash market in order to maintain its cover. A GNMA Certificate held by the Series to cover an option position in any but the nearest expiration month may cease to represent cover for the option in the event of a decline in the GNMA coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time, as such decline may increase the prepayments made on other mortgage pools. If this should occur, the Series will no longer be covered, and the Series will either enter into a closing purchase transaction or replace such Certificate with a Certificate which represents cover. When the Series closes out its position or replaces such Certificate, it may realize an unanticipated loss and incur transaction costs.

   Options on Foreign Currencies. The Global Equity Series may purchase and write options on foreign currencies for purposes similar to those involved with investing in forward foreign currency exchange contracts. For example, in order to protect against declines in the dollar value of portfolio securities which are denominated in a foreign currency, the Global Equity Series may purchase put options on an amount of such foreign currency equivalent to the current value of the portfolio securities involved. As a result, the Global Equity Series would be enabled to sell the foreign currency for a fixed amount of U.S. dollars, thereby "locking in" the dollar value of the portfolio securities (less the amount of the premiums paid for the options). Conversely, the Global Equity Series may purchase call options on foreign currencies in which securities it anticipates purchasing are denominated to secure a set U.S. dollar price for such securities and protect against a decline in the value of the U.S. dollar against such foreign currency. The Global Equity Series may also purchase call and put options to close out written option positions.

   The Global Equity Series may also write call options on foreign currency to protect against potential declines in its portfolio securities which are denominated in foreign currencies. If the U.S. dollar value of the portfolio securities falls as a result of a decline in the exchange rate between the foreign currency in which a security is denominated and the U.S. dollar, then a loss to the Series occasioned by such value decline would be ameliorated by receipt of the premium on the option sold. At the same time, however, the Series gives up the benefit of any rise in value of the relevant portfolio securities above the exercise price of the option and, in fact, only receives a benefit from the writing of the option to the extent that the value of the portfolio securities falls below the price of the premium received. The Global Equity Series may also write options to close out long call option positions.

   The markets in foreign currency options are relatively new and the Global Equity Series' ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although the Series will not purchase or write such options unless and until, in the opinion of management of the Series, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

   The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security, including foreign securities held in a "hedged" investment portfolio. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

   There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.

   OTC Options. Exchange-listed options are issued by the OCC (in the U.S.) or other clearing corporation or exchange which assures that all transactions in such options are properly executed. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the relevant Series of the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between a Series and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities or amount of foreign currency underlying an option it has written, in accordance with the terms of the option, the Series would lose the premium paid for the option as well as any anticipated benefit of the transaction. The Fund will engage in OTC option transactions only with member banks of the Federal Reserve System or primary dealers in U.S. Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million.

   Covered Call Writing. As stated in the Prospectus, the Series are permitted to write covered call options on portfolio securities, and the Global Equity Series is permitted to write covered call options on the U.S. dollar and foreign currencies, in each case without limit, in order to aid in achieving their investment objectives. Generally, a call option is "covered" if the Series owns, or has the right to acquire, without additional cash consideration (or for additional cash consideration held for the Series by its Custodian in a segregated account) the underlying security (currency) subject to the option except that in the case of call options on U.S. Treasury Bills, a Series might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the exercise price and a maturity date no later than that of the securities (currency) deliverable under the call option. A call option is also covered if the Series holds a call on the same security (currency) as the underlying security of the written option, where the exercise price of the call used for coverage is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the mark-to-market difference is maintained by the Series in cash, U.S. Government securities or other liquid portfolio securities which the Series holds in a segregated account maintained with the Series' Custodian.

   The Series will receive from the purchaser, in return for a call it has written, a "premium," i.e., the price of the option. Receipt of these premiums may better enable the Series to achieve a high current income return for their shareholders or achieve a more consistent average total return than would be realized from holding the underlying securities (and, in the case of the Global Equity Series, currencies) alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Series if the securities (currencies) underlying the option are ultimately sold (exchanged) by the Series at a loss. The value of the premium received will fluctuate with varying economic market conditions. If the market value of the portfolio securities (or the currencies in which they are denominated) upon which call options have been written increases, a Series may receive less total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written.

   As regards listed options and certain over-the-counter ("OTC") options, during the option period, the Series may be required, at any time, to deliver the underlying security (currency) against payment of the exercise price on any calls it has written (exercise of certain listed and OTC options may be limited to specific expiration dates). This obligation is terminated upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Series has been assigned an exercise notice, the Series will be unable to effect a closing purchase transaction.

   Closing purchase transactions are ordinarily effected to realize a profit on an outstanding call option, to prevent an underlying security (currency) from being called, to permit the sale of an underlying security (or the exchange of the underlying currency) or to enable the Series to write another call option on the underlying security (currency) with either a different exercise price or expiration date or both. Also, effecting a closing purchase transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments by the Series. The Series may realize a net gain or loss from a closing purchase transaction depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be wholly or partially offset by unrealized appreciation in the market value of the underlying security (currency). Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part or exceeded by a decline in the market value of the underlying security (currency).

   If a call option expires unexercised, the Series realizes a gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security (currency) during the option period. If a call option is exercised, the Series realizes a gain or loss from the sale of the underlying security (currency) equal to the difference between the purchase price of the underlying security (currency) and the proceeds of the sale of the security (currency) plus the premium received when the option was written, less the commission paid.

   Options written by a Series normally have expiration dates of up to eighteen months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security (currency) at the time the option is written. See "Risks of Options and Futures Transactions," below.

   The Series may also purchase put options to close out written put positions in a manner similar to call options closing purchase transactions. In addition, a Series may sell a put option which it has previously purchased prior to the sale of the securities (currency) underlying such option. Such a sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold. Any such gain or loss could be offset in whole or in part by a change in the market value of the underlying security (currency). If a put option purchased by a Series expired without being sold or exercised, the premium would be lost.

   Covered Put Writing. As stated in the Prospectus, as a writer of a covered put option, the Series incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election (certain listed and OTC put options written by the Series will be exercisable by the purchaser only on a specific date). A put is "covered" if the Series maintains, at all times, in a segregated account maintained on its behalf at its Custodian, cash, U.S. Government securities or other liquid portfolio securities in an amount equal to at least the exercise price of the option, at all times during the option period. Similarly, a written put position could be covered by the Series by its purchase of a put option on the same security as the underlying security of the written option, where the exercise price of the purchased option is equal to or more than the exercise price of the put written or less than the exercise price of the put written if the mark-to-market difference is maintained by the Series in cash, U.S. Government securities or other liquid portfolio securities which the Series holds in a segregated account maintained at its Custodian. In writing puts, a Series assumes the risk of loss should the market value of the underlying security decline below the exercise price of the option (any loss being decreased by the receipt of the premium on the option written). In the case of listed options, during the option period, the Series may be required, at any time, to make payment of the exercise price against delivery of the underlying security. The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

   A Series will write put options for two purposes: (1) to receive the income derived from the premiums paid by purchasers; and (2) when the Investment Manager wishes to purchase the security underlying the option at a price lower than its current market price, in which case the Series will write the covered put at an exercise price reflecting the lower purchase price sought. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction) while the potential loss equals the difference between the exercise price of the option and the current market price of the underlying securities when the put is exercised, offset by the premium received (less the commissions paid on the transaction).

   Purchasing Call and Put Options. As stated in the Prospectus, the Series may purchase listed and OTC call and put options in amounts equalling up to 10% of the total assets of the Series. The Series may purchase call options in order to close out a covered call position (see "Covered Call Writing" above) or purchase call options on securities they intend to purchase. The Global Equity Series may purchase a call option on foreign currency to hedge against an adverse exchange rate move of the currency in which the security it anticipates purchasing is denominated vis-a-vis the currency in which the exercise price is denominated. The purchase of the call option to effect a closing transaction or a call written over-the-counter may be a listed or an OTC option. In either case, the call purchased is likely to be on the same securities (currencies) and have the same terms as the written option. If purchased over-the-counter, the option would generally be acquired from the dealer or financial institution which purchased the call written by the Series.

   Each Series may purchase put options on securities (and, in the case of the Global Equity Series, on currencies) which it holds (or has the right to acquire) in its portfolio only to protect itself against a decline in the value of the security (currency). If the value of the underlying security (currency) were to fall below the exercise price of the put purchased in an amount greater than the premium paid for the option, the Series would incur no additional loss. A Series may also purchase put options to close out written put positions in a manner similar to call options closing purchase transactions. In addition, a Series may sell a put option which it has previously purchased prior to the sale of the securities (currencies) underlying such option. Such a sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option when it was purchased. Any such gain or loss could be offset in whole or in part by a change in the market value of the underlying security (currency). If a put option purchased by a Series expired without being sold or exercised, the Series would realize a loss.

   Risks of Options Transactions. The successful use of options depends on the ability of the Investment Manager to forecast correctly interest rates and market movements. If the market value of the portfolio securities (or, in the case of the Global Equity Series, the currencies in which they are denominated) upon which call options have been written increases, the Series may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written. In writing puts, the Series assumes the risk of loss should the market value of the underlying securities (or, in the case of the Global Equity Series, the currencies in which they are denominated) decline below the exercise price of the option (any loss being decreased by the receipt of the premium on the option written). During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or, in the case of the Global Equity Series, the value of the security's denominated currency) increase, but has retained the risk of loss should the price of the underlying security (or, in the case of the Global Equity Series, the value of the security's denominated currency) decline. The covered put writer also retains the risk of loss should the market value of the underlying security decline below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. A covered put option writer who is unable to effect a closing purchase transaction or to purchase an offsetting OTC option would continue to bear the risk of decline in the market price of the underlying security (or, in the case of the Global Equity Series, currency) until the option expires or is exercised. In addition, a covered put writer would be unable to utilize the amount held in cash or U.S. Government or other liquid portfolio securities as security for the put option for other investment purposes until the exercise or expiration of the option.

   Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. If a covered put call option writer is unable to effect a closing purchase transaction or to purchase an offsetting OTC option, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call option writer may not be able to sell an underlying security (or, in the case of the Global Equity Series, currency) at a time when it might otherwise be advantageous to do so.

   A Series' ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on option exchanges. There is no assurance that such a market will exist, particularly in the case of OTC options, as such options will generally only be closed out by entering into a closing purchase transaction with the purchasing dealer. However, a Series may be able to purchase an offsetting option which does not close out its position as a writer but constitutes an asset of equal value to the obligation under the option written. If the Series is not able to either enter into a closing purchase transaction or purchase an offsetting position, it will be required to maintain the securities subject to the call, or the collateral underlying the put, even though it might not be advantageous to do so, until a closing transaction can be entered into (or the option is exercised or expires).

   Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or the Options Clearing Corporation ("OCC") to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms.

   In the event of the bankruptcy of a broker through which a Series engages in transactions in options, the Series could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC option purchased by a Series, the Series could experience a loss of all or part of the value of the option. Transactions are entered into by a Series only with brokers or financial institutions deemed creditworthy by the Fund's management.

   Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which a Series may write.

   The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

   Stock Index Options. Series may also invest in options on stock indexes. As stated in the Prospectus, options on stock indexes are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indexes may have different multipliers. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements are in cash and a gain or loss depends on price movements in the stock market generally (or in a particular segment of the market) rather than the price movements in individual stocks. Currently, options are traded on, among other indexes, the Standard & Poor's 100 Index and the Standard & Poor's 500 Index on the Chicago Board Options Exchange, the Major Market Index and the Computer Technology Index, Oil Index and Institutional Index on the American Stock Exchange and the NYSE Index and NYSE Beta Index on the New York Stock Exchange). The Financial News Composite Index on the Pacific Stock Exchange and the Value Line Index, National O-T-C Index and Utilities Index on the Philadelphia Stock Exchange, each of which and any similar index on which options are traded in the future which include stocks that are not limited to any particular industry or segment of the market is referred to as a "broadly based stock market index." Options on broad-based stock indexes provide the Series with a means of protecting the Series against the risk of market-wide price movements. If the Investment Manager anticipates a market decline, the Series could purchase a stock index put option. If the expected market decline materialized, the resulting decrease in the value of the Series' portfolio would be offset to the extent of the increase in the value of the put option. If the Investment Manager anticipates a market rise, the Series may purchase a stock index call option to enable the Series to participate in such rise until completion of anticipated common stock purchases by the Series. Purchases and sales of stock index options also enable the Investment Manager to more speedily achieve changes in a Series' equity positions.

   Series will be able to write put options on stock indexes only if such positions are covered by cash, U.S. Government securities or other liquid portfolio securities equal to the aggregate exercise price of the puts, or by a put option on the same stock index with a strike price no lower than the strike price of the put option sold by the Series, which cover is held by the Series in a segregated account maintained for it by its Custodian. All call options on stock indexes written by a Series will be covered either by a portfolio of stocks substantially replicating the movement of the index underlying the call option or by holding a separate call option on the same stock index with a strike price no higher than the strike price of the call option sold by the Series.

   Risks of Options on Indexes. Because exercises of stock index options are settled in cash, the Series, as a call writer, would not be able to provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. A call writer can offset some of the risk of its position by holding a diversified portfolio of stocks similar to those on which the underlying index is based. However, most investors cannot, as a practical matter, acquire and hold a portfolio containing exactly the same stocks as the underlying index, and, as a result, bear a risk that the value of the securities held will vary from the value of the index. Even if an index call writer could assemble a stock portfolio that exactly reproduced the composition of the underlying index, the writer still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the writer will not learn that it has been assigned until the next business day, at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds stocks that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those stocks against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its stock portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding stock positions.

   A holder of an index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the exercising holder will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

   If dissemination of the current level of an underlying index is interrupted, or if trading is interrupted in stocks accounting for a substantial portion of the value of an index, the trading of options on that index will ordinarily be halted. If the trading of options on an underlying index is halted, an exchange may impose restrictions prohibiting the exercise of such options.

   Futures Contracts. As stated in the Prospectus, the Utilities, American Value, Capital Growth, Strategist, Value-Added Market, Intermediate Income Securities and Global Equity Series may purchase and sell interest rate futures contracts that are traded, or may in the future be traded, on U.S. (and in the case of Global Equity Series, foreign) commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, bills and GNMA Certificates and stock and bond index futures contracts that are traded, or may in the future be traded, on U.S. commodity exchanges on such indexes as the Moody's Investment-Grade Corporate Bond Index, S&P 500 Index and the New York Stock Exchange Composite Index.

   As a futures contract purchaser, a Series incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. As a seller of a futures contract, a Series incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price.

   Series will purchase or sell interest rate futures contracts for the purpose of hedging their fixed-income portfolio (or anticipated portfolio) securities against changes in prevailing interest rates or, to alter the Series' asset allocation in fixed-income securities. If it is anticipated that interest rates may rise and, concomitantly, the price of certain of its portfolio securities fall, a Series may sell an interest rate futures contract or a bond index futures contract. If declining interest rates are anticipated, or if the Investment Manager wishes to increase the Series' allocation of fixed-income securities, a Series may purchase an interest rate futures contract or a bond index futures contract to protect against a potential increase in the price of securities the Series intends to purchase. Subsequently, appropriate securities may be purchased by the Series in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts.

   Series will purchase or sell stock index futures contracts for the purpose of hedging their equity portfolio (or anticipated portfolio) securities against changes in their prices. If the Investment Manager anticipates that the prices of stock held by a Series may fall or wishes to decrease the Series' asset allocation in equity securities, the Series may sell a stock index futures contract. Conversely, if the Investment Manager wishes to increase the assets of the Series which are invested in stocks or as a hedge against anticipated prices rises in those stocks which the Series intends to purchase, the Series may purchase stock index futures contracts. This allows the Series to purchase equities, in accordance with the asset allocations of the Series management, in an orderly and efficacious manner.

   The Global Equity Series will purchase or sell futures contracts on currencies in which its portfolio securities (or anticipated portfolio securities) are denominated for the purposes of hedging against anticipated changes in currency exchange rates. The Global Equity Series will enter into currency futures contracts for the same reasons as set forth under the heading "Forward Foreign Currency Exchange Contracts" under "The Global Equity Series" above for entering into forward foreign currency contracts; namely, to "lock-in" the value of a security purchased or sold in a given currency vis-a-vis a different currency or to hedge against an adverse currency exchange rate movement of a portfolio security's (or anticipated portfolio security's) denominated currency vis-a-vis a different currency.

   In addition to the above, interest rate and bond index and stock index (and currency) futures contracts will be bought or sold in order to close out a short or long position in a corresponding futures contract.

   Although most interest rate futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security (or, in the case of the Global Equity Series, currency) and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offseting sale price, the purchaser would realize a loss. There is no assurance that a Series will be able to enter into a closing transaction.

   When a Series enters into a futures contract it is initially required to deposit with its Custodian, in an account in the name of the broker performing the transaction, an "initial margin" of cash or U.S. Government securities or other high grade short-term obligations equal to approximately 2% (for interest rate futures contracts) of the contract amount. Initial margin requirements are established by the Exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the Exchanges.

   Initial margin in futures contract transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to the Series upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and the Series may be required to make subsequent deposits of cash or U.S. Government securities, called "variation margin," with the Series' futures contract clearing broker, which are reflective of price fluctuations in the futures contract. Currently, interest rate futures contracts can be purchased on debt securities such as U.S. Treasury Bills and Bonds, U.S. Treasury Notes with maturities between 6-1/2 and 10 years, GNMA Certificates and Bank Certificates of Deposit.

   Index Futures. As discussed in the Prospectus, the Series may also invest in stock index futures contracts. An index futures contract sale creates an obligation by the Series, as seller, to deliver cash at a specified future time. An index futures contract purchase would create an obligation by the Series, as purchaser, to take delivery of cash at a specified future time. Futures contracts on indexes do not require the physical delivery of securities, but provide for a final cash settlement on the expiration date which reflects accumulated profits and losses credited or debited to each party's account.

   The Series is required to maintain margin deposits with brokerage firms through which it effects index futures contracts in a manner similar to that described above for interest rate futures contracts. Currently, the initial margin requirements range from 3% to 10% of the contract amount for index futures. In addition, due to current industry practice, daily variations in gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments. The Series may be required to make additional margin payments during the term of the contract.

   At any time prior to expiration of the futures contract, the Series may elect to close the position by taking an opposite position which will operate to terminate the Series' position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Series and the Series realizes a loss or a gain.

   Currently, index futures contracts can be purchased or sold with respect to, among others, the Standard & Poor's 500 Stock Price Index and the Standard & Poor's 100 Stock Price Index on the Chicago Mercantile Exchange, the New York Stock Exchange Composite Index on the New York Futures Exchange, the Major Market Index on the American Stock Exchange, the Value Line Stock Index on the Kansas City Board of Trade and the Moody's Investment-Grade Corporate Bond Index on the Chicago Board of Trade.

   Currency Futures. As noted above, the Global Equity Series may invest in foreign currency futures. Generally, foreign currency futures provide for the delivery of a specified amount of a given currency, on the exercise date, for a set exercise price denominated in U.S. dollars or other currency. Foreign currency futures contracts would be entered into for the same reason and under the same circumstances as forward foreign currency exchange contracts. The Global Equity Series' management will assess such factors as cost spreads, liquidity and transaction costs in determining whether to utilize futures contracts or forward contracts in its foreign currency transactions and hedging strategy. Currently, currency futures exist for, among other foreign currencies, the Japanese yen, German mark, Canadian dollar, British pound, Swiss franc and European currency unit.

   Purchasers and sellers of foreign currency futures contracts are subject to the same risks that apply to the buying and selling of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on foreign currencies described above. Further, settlement of a foreign currency futures contract must occur within the country issuing the underlying currency. Thus, the Global Equities Series must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulation regarding the maintenance of foreign banking arrangements by U.S. residents and may be required to pay any fees, taxes or charges associated with such delivery which are assessed in the issuing country.

   Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, the Global

Equity Series will not purchase or write options on foreign currency futures contracts unless and until, in the opinion of the Series' management, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts.

   Options on Futures Contracts. The Series may purchase and write call and put options on futures contracts which are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon the exericse of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

   The Series will only purchase and write options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts. If, for example, the Investment Manager wished to protect against an increase in interest rates and the resulting negative impact on the value of a portion of a Series' fixed-income portfolio, it might write a call option on an interest rate futures contract, the underlying security of which correlates with the portion of the portfolio the Series' management seeks to hedge. Any premiums received in the writing of options on futures contracts may, of course, augment the income of the Series and thereby provide a further hedge against losses resulting from price declines in portions of its portfolio.

   The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

   Limitations on Futures Contracts and Options on Futures. The Series may not enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to initial margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the Series' total assets, after taking into account unrealized gains and unrealized losses on such contracts it has entered into, provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less (more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. However, there is no overall limitation on the percentage of a Series' assets which may be subject to a hedge position. In addition, in accordance with the regulations of the Commodity Futures Trading Commission ("CFTC") under which the Fund is exempted from registration as a commodity pool operator, Series may only enter into futures contracts and options on futures contracts transactions for purposes of hedging a part or all of the Series' portfolio. If the CFTC changes its regulations so that the Fund would be permitted to write options on futures contracts for income purposes without CFTC registration, these Series may engage in such transactions for those purposes. Except as described above, there are no other limitations on the use of futures and options thereon by these Series.

   Risks of Transactions in Futures Contracts and Related Options. The successful use of futures and related options depends on the ability of the Investment Manager to accurately predict market and interest rate movements. As stated in the Prospectus, a Series may sell a futures contract to protect against the decline in the value of securities (or, in the case of the Global Equity Series, the currency in which securities are denominated) held by the Series. However, it is possible that the futures market may advance and the value of securites (or, in the case of the Global Equity Series, the currency in which they are denominated) held in the Series may decline. If this occurred, the Series would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio will tend to move in the same direction as the futures contracts.

   If the Series purchases a futures contract to hedge against the increase in value of securities it intends to buy (or the currency in which they are denominated), and the value of such securities (currency) decreases, then the Series may determine not to invest in the securities as planned and will realize a loss on the futures contract that is not offset by a reduction in the price of the securities.

   If a Series maintains a short position in a futures contract or has sold a call option on a futures contract, it will cover this position by holding, in a segregated account maintained at its Custodian, cash, U.S. Government securities or other high grade debt obligations equal in value (when added to any initial or variation margin on deposit) to the market value of the securities (currencies) underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities (currencies) underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Series to purchase the same contract at a price no higher than the price at which the short position was established.

   In addition, if a Series holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. Government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained for the Series by its Custodian. Alternatively, the Series could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price at which the short position was established.

   In addition, if a Series holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. Government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained for the Series by its Custodian. Alternatively, the Series could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Series.

   Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Series would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if the Series has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Series may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Series' ability to effectively hedge its portfolio.

   With regard to the Global Equity Series, futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit the Global Equity Series' ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of the Series' transactions effected on foreign exchanges.

   In the event of the bankruptcy of a broker through which the Series engages in transactions in futures or options thereon, the Series could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC option purchased by the Series, the Series could experience a loss of all or part of the value of the option. Transactions are entered into by a Series only with brokers or financial institutions deemed creditworthy by the Series' management.

   While the futures contracts and options transactions to be engaged in by a Series for the purpose of hedging the Series' portfolio securities are not speculative in nature, there are risks inherent in the use of such instruments. One such risk which may arise in employing futures contracts to protect against the price volatility of portfolio securities (and, for the Global Equity Series, the currencies in which they are denominated) is that the prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Series' portfolio securities (and the currencies in which they are denominated). Another such risk is that prices of interest rate futures contracts may not move in tandem with the changes in prevailing interest rates against which the Series seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

   As stated in the Prospectus, there may exist an imperfect correlation between the price movements of futures contracts purchased by the Series and the movements in the prices of the securities (currencies) which are the subject of the hedge. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationship between the debt securities and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of underlying securities rather than engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate trends may still not result in a successful hedging transaction.

   As stated in the Prospectus, there is no assurance that a liquid secondary market will exist for futures contracts and related options in which Series may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position, and in the event of adverse price movements, a Series would continue to be required to make daily cash payments of variation margin. In addition, limitations imposed by an exchange or board of trade on which futures contracts are traded may compel or prevent a Series from closing out a contract which may result in reduced gain or increased loss to the Series. The absence of a liquid market in futures contracts might cause the Series to make or take delivery of the underlying securities (currencies) at a time when it may be disadvantageous to do so.

   The extent to which the Series may enter into transactions involving futures contracts and options thereon may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company and the Fund's intention to qualify each Series as such (see "Dividends, Distributions and Taxes" in the Prospectus).

   Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Series because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Series notwithstanding that the purchase or sale of a futures contract would not result in a loss, as in the instance where there is no movement in the prices of the futures contract or underlying securities (currencies).

INVESTMENT RESTRICTIONS
-----------------------------------------------------------------------------

   In addition to the investment restrictions enumerated in the Prospectus, the investment restrictions listed below have been adopted by the Fund as fundamental policies of the Series, except as otherwise indicated. Under the Act, a fundamental policy may not be changed with respect to a Series without the vote of a majority of the outstanding voting securities of that Series, as defined in the Act. Such a majority is defined as the lesser of (a) 67% or more of the shares of the Series present at a meeting of shareholders of the Fund, if the holders of more than 50% of the outstanding shares of the Series are present or represented by proxy or (b) more than 50% of the outstanding shares of the Series. For purposes of the following restrictions and those contained in the Prospectus: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in the amount of total or net assets does not require elimination of any security from the portfolio.

RESTRICTIONS APPLICABLE TO ALL SERIES

   Each Series of the Fund may not:

   1. Borrow money, except from banks for temporary or emergency purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities; or through its transactions in reverse repurchase agreements. Borrowing in the aggregate, including reverse repurchase agreements, may not exceed 5% (10% for Liquid Asset Series and 15% for U.S. Government Money Market Series), and borrowing for purposes other than meeting redemptions may not exceed 5% (10% for Liquid Asset Series) of the value of the Series' total assets (including the amount borrowed), less liabilities (not including the amount borrowed) at the time the borrowing is made.

   2. Pledge its assets or assign or otherwise encumber them except to secure borrowings effected within the limitations set forth in restriction (1). For the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets.

   3. Make short sales of securities.

   4. Engage in the underwriting of securities, except insofar as the Series may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

   5. Purchase or sell commodities or commodities contracts, except that the Series may purchase or write interest rate, currency and stock and bond index futures contracts and related options thereon.

   6. Purchase or sell real estate or interests therein (including real estate limited partnerships), although the Series may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein (as such, in case of default of such securities, a Series may hold the real estate securing such security).

   7. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Series may invest in the securities or companies which operate, invest in, or sponsor such programs.

   8. Purchase securities on margin (but the Series may obtain such short-term loans as are necessary for the clearance of transactions). The deposit or payment by a Series of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

   9. Issue senior securities as defined in the Act, except insofar as the Series may be deemed to have issued a senior security by reason of (a) entering into any repurchase or reverse repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis; (c) purchasing or selling futures contracts, forward foreign exchange contracts or options; (d) borrowing money in accordance with restrictions described above; or (e) lending portfolio securities.

   10. Purchase securities of any issuer for the purpose of exercising control or management.

   11. Make loans of money or securities, except: (a) by the purchase of publicly distributed debt obligations in which the Series may invest consistent with its investment objectives and policies; (b) by investment in repurchase agreements; or (c) by lending its portfolio securities.

   12. Participate on a joint or a joint and several basis in any securities trading account. The "bunching" of orders of two or more Series (or of one or more Series and of other accounts under the investment management of the Investment Manager) for the sale or purchase of portfolio securities shall not be considered participating in a joint securities trading account.

   13. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets or in accordance with the provisions of Section 12(d) of the Act and any Rules promulgated thereunder.

   In addition, as a nonfundamental policy, the Fund may not invest in securities of any issuer if, to the knowledge of the Fund, any officer or trustee of the Fund or any officer or director of the Investment Manager owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, trustees and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuers.

PORTFOLIO TRANSACTIONS AND BROKERAGE
-----------------------------------------------------------------------------

   Subject to the general supervision of the Board of Trustees, the Investment Manager is responsible for decisions to buy and sell securities for each Series of the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid. For the fiscal years ended July 31, 1995, 1996 and 1997, the Series of the Fund paid brokerage commissions as follows:

                           BROKERAGE COMMISSIONS  BROKERAGE COMMISSIONS BROKERAGE COMMISSIONS
                            PAID FOR FISCAL YEAR  PAID FOR FISCAL YEAR   PAID FOR FISCAL YEAR
NAME OF SERIES                 ENDED 7/31/95          ENDED 7/31/96         ENDED 7/31/97
--------------                 -------------          -------------         -------------
American Value Series ....        $66,581               $140,058               $192,907
Capital Growth Series ....            629                  3,207                  8,366
Dividend Growth Series ...         37,711                 51,116                 79,426
Strategist Series.........          6,628                 17,146                 12,242
Utilities Series..........          4,444                  4,668                 16,017
Value-Added Market
 Series...................          7,693                  7,588                 10,509
Global Equity Series .....         28,597                 78,153                 71,144

   Purchases of money market instruments are made from dealers, underwriters and issuers; sales, if any, prior to maturity, are made to dealers and issuers. The Fund does not normally incur brokerage commission expense on such transactions. Money market instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer.

   The Investment Manager serves as investment adviser to a number of clients, including other investment companies, and may in the future act as investment manager or adviser to others. It is the practice of the Investment Manager to cause purchase and sale transactions to be allocated among the Series of the Fund and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Series of the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. In the case of certain initial and secondary public offerings, the Investment Manager may utilize a pro rata allocation process based on the size of the Dean Witter Funds involved and the number of shares available from the public offering. This procedure may, under certain circumstances, have an adverse effect on the Fund or any of its Series.

   The policy of the Fund regarding purchases and sales of securities for the various Series is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

   The Fund anticipates that certain of its transactions involving foreign securities will be effected on foreign securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

   In seeking to implement the policies of the Series of the Fund, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The Fund will give no weight to any research services provided by a dealer, transacting with the Fund as principal, in determining the price of a security purchased from or sold to that dealer.

   The information and services received by the Investment Manager from brokers and dealers may be of benefit to the Investment Manager or in the management of accounts of some of its other clients and may not in all cases benefit a Series of the Fund directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Investment Manager and thus reduce its expenses, it is of indeterminable value and the fees paid to the Investment Manager are not reduced by any amount that may be attributable to the value of such services. For the fiscal year ended July 31, 1997, the Series of the Fund directed the payment of commissions in connection with transactions in the following aggregate amounts to brokers because of research services provided:

                         BROKERAGE COMMISSIONS     AGGREGATE DOLLAR
                        DIRECTED IN CONNECTION  AMOUNT OF TRANSACTIONS
                        WITH RESEARCH SERVICES      FOR WHICH SUCH
                               PROVIDED         COMMISSIONS WERE PAID
                            FOR FISCAL YEAR        FOR FISCAL YEAR
NAME OF SERIES               ENDED 7/31/97          ENDED 7/31/97
----------------------  ---------------------- ----------------------
American Value Series .        $160,636              $123,574,975
Capital Growth Series .           6,645                 3,724,582
Dividend Growth
 Series................          35,869                24,046,647
Strategist Series......           5,214                 1,707,539
Utilities Series.......           2,002                   821,559
Global Equity Series ..          61,879                15,783,096

   Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with DWR. The Fund will limit its transactions with DWR to U.S. Government and Government Agency Securities, Bank Money Instruments (i.e., Certificates of Deposit and Bankers' Acceptance) and Commercial Paper. Such transactions will be effected with DWR only when the price available from DWR is better than that available from other dealers.

   Consistent with the policy described above, brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through DWR and Morgan Stanley & Co., Inc.

("Morgan Stanley"), another broker-dealer affiliate of the Investment Manager. In order for an affiliated broker-dealer to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliated broker-dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker-dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees of the Fund, including a majority of the Trustees who are not "interested" persons of the Fund, as defined in the Act, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to these brokers are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to these affiliated brokers. For the fiscal year ended July 31, 1995, the Series paid the following dollar amounts of brokerage commissions to DWR: American Value Series: $18,882; Capital Growth Series: $519; Dividend Growth Series:
$28,711; Strategist Series: $5,710; Utilities Series: $3,970; and Global Equity Series: $3,713. For the fiscal year ended July 31, 1996, the Series paid the following dollar amounts of brokerage commissions to DWR: American Value Series: $67,847; Capital Growth Series: $1,774; Dividend Growth Series:
$30,759; Strategist Series: $10,751; Utilities Series: $4,140; and Global Equity Series: $5,635. For the fiscal year ended July 31, 1997, the Series paid brokerage commissions to DWR for transactions as follows:

                                                                        PERCENTAGE OF AGGREGATE
                                                                            DOLLAR AMOUNT OF
                                                                           EXECUTED TRADES ON
                         BROKERAGE COMMISSIONS  PERCENTAGE OF AGGREGATE     WHICH BROKERAGE
                        PAID TO DWR FOR FISCAL   BROKERAGE COMMISSIONS   COMMISSIONS WERE PAID
                                 YEAR            FOR FISCAL YEAR ENDED   FOR FISCAL YEAR ENDED
NAME OF SERIES               ENDED 7/31/97              7/31/97                 7/31/97
----------------------  ---------------------- -----------------------  -----------------------
American Value Series .         $25,735                  13.34%                  17.28%
Capital Growth Series .           1,487                  17.77                   22.77
Dividend Growth
 Series................          43,558                  54.84                   65.14
Strategist Series......           6,861                  56.04                   80.35
Utilities Series.......          13,830                  86.35                   90.59
Global Equity Series ..           9,201                  12.93                   30.64

   For the period June 1, 1997 through July 31, 1997, the Series paid brokerage commissions to Morgan Stanley as set forth in the chart below. Morgan Stanley became an affiliate of the Investment Manager on May 31, 1997 upon consummation of the merger of Dean Witter, Discover & Co. with Morgan Stanley Group, Inc.

                                                                       PERCENTAGE OF AGGREGATE
                                                                           DOLLAR AMOUNT OF
                                                                          EXECUTED TRADES ON
                        BROKERAGE COMMISSIONS  PERCENTAGE OF AGGREGATE     WHICH BROKERAGE
                       PAID TO MORGAN STANLEY   BROKERAGE COMMISSIONS   COMMISSIONS WERE PAID
                           FOR THE PERIOD          FOR THE PERIOD           FOR THE PERIOD
NAME OF SERIES             6/1/97-7/31/97          6/1/97-7/31/97           6/1/97-7/31/97
---------------------  ---------------------- -----------------------  -----------------------
American Value
 Series...............         $1,365                   0.71%                    0.71%
Capital Growth
 Series...............            270                   3.23                     2.76
Global Equity Series .            168                   0.24                     0.42

   During the fiscal year ended July 31, 1997, the American Value Series held common stock issued by Merrill Lynch & Co., Inc. with a market value of $563,500 and common stock issued by Lehman Brothers with a market value of $797,000.

DETERMINATION OF NET ASSET VALUE
-----------------------------------------------------------------------------

   As discussed in the Prospectus, the net asset value of the shares of each Series is determined once daily at 4:00 p.m., New York time (or, on days when the New York Stock Exchange closes prior to

4:00 p.m., at such earlier time), on each day that the New York Stock Exchange is open for trading. The New York Stock Exchange currently observes the following holidays: New Year's Day, Reverend Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

   As discussed in the Prospectus, the Liquid Asset and U.S. Government Money Market Series each utilize the amortized cost method in valuing their portfolio securities for purposes of determining the net asset value of its shares. The Series utilize the amortized cost method in valuing their portfolio securities even though the portfolio securities may increase or decrease in market value, generally in connection with changes in interest rates. The amortized cost method of valuation involves valuing a security at its cost at the time of purchase adjusted by a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Series would receive if they sold the investment. During such periods, the yield to investors in the Series may differ somewhat from that obtained in a similar company which uses mark-to-market values for all of its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in a Series would be able to obtain a somewhat higher (lower) yield than would result from investment in such a similar company and existing investors would receive less (more) investment income. The purpose of this method of calculation is to facilitate the maintenance of a constant net asset value per share of $1.00.

   The use of the amortized cost method to value the portfolio securities of the Liquid Asset and U.S. Government Money Market Series and the maintenance of the per share net asset value of $1.00 is permitted pursuant to Rule 2a-7 under the Act (the "Rule") and is conditioned on its compliance with various conditions contained in the Rule including: (a) the Trustees are obligated, as a particular responsibility within the overall duty of care owed to the Series' shareholders, to establish procedures reasonably designed, taking into account current market conditions and the Series' investment objectives, to stabilize the net asset value per share as computed for the purpose of distribution and redemption at $1.00 per share; (b) the procedures include
(i) calculation, at such intervals as the Trustees determine are appropriate and as are reasonable in light of current market conditions, of the deviation, if any, between net asset value per share using amortized cost to value portfolio securities and net asset value per share based upon available market quotations with respect to such portfolio securities; (ii) periodic review by the Trustees of the amount of deviation as well as methods used to calculate it; and (iii) maintenance of written records of the procedures, and the Trustees' considerations made pursuant to them and any actions taken upon such consideration; (c) the Trustees should consider what steps should be taken, if any, in the event of a difference of more than 1/2 of 1% between the two methods of valuation; and (d) the Trustees should take such action as they deem appropriate (such as shortening the average portfolio maturity, realizing gains or losses, withholding dividends or, as provided by the Declaration of Trust, reducing the number of outstanding shares of a Series) to eliminate or reduce to the extent reasonably practicable material dilution or other unfair results to investors or existing shareholders which might arise from differences between the two methods of valuation. Any reduction of outstanding shares will be effected by having each shareholder proportionately contribute to the Series' capital the necessary shares that represent the amount of excess upon such determination.

   Generally, for purposes of the procedures adopted under the Rule, the maturity of a portfolio instrument is deemed to be the period remaining (calculated from the trade date or such other date on which the Series' interest in the instrument is subject to market action) until the date noted on the face of the instrument as the date on which the principal amount must be paid, or in the case of an instrument called for redemption, the date on which the redemption payment must be made.

   A variable rate obligation that is subject to a demand feature is deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. A floating rate instrument that is subject to a demand feature is deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

   An Eligible Security is defined in the Rule to mean a security which: (a) has a remaining maturity of thirteen months or less; (b)(i) is rated in the two highest short-term rating categories by any two nationally recognized statistical rating organizations ("NRSROs") that have issued a short-term rating with respect to the security or class of debt obligations of the issuer; or (ii) if only one NRSRO has issued a short-term rating with respect to the security, then by that NRSRO; (c) was a long-term security at the time of issuance whose issuer has outstanding a short-term debt obligation which is comparable in priority and security and has a rating as specified in clause (b) above; or (d) if no rating is assigned by any NRSRO as provided in clauses (b) and (c) above, the unrated security is determined by the Board to be of comparable quality to any such rated security. The Liquid Asset and U.S. Government Money Market Series will limit their investments to securities that meet the requirements for Eligible Securities including the required ratings by S&P or Moody's, as set forth in the prospectus.

   As permitted by the Rule, the Board has delegated to the Fund's Investment Manager, subject to the Board's oversight pursuant to guidelines and procedures adopted by the Board, the authority to determine which securities present minimal credit risks and which unrated securities are comparable in quality to rated securities.

   Also, as required by the Rule, the Series will limit their investments in securities, other than Government securities, so that, at the time of purchase: (a) except as further limited in (b) below with regard to certain securities, no more than 5% of their total assets will be invested in the securities of any one issuer; and (b) with respect to Eligible Securities that have received a rating in less than the highest category by any one of the NRSROs whose ratings are used to qualify the security as an Eligible Security, or that have been determined to be of comparable quality: (i) no more than 5% in the aggregate of the Series' total assets in all such securities, and (ii) no more than the greater of 1% of total assets, or $1 million, in the securities on any one issuer.

   The presence of a line of credit or other credit facility offered by a bank or other financial institution which guarantees the payment obligation of the issuer, in the event of a default in the payment of principal or interest of an obligation, may be taken into account in determining whether an investment is an Eligible Security, provided that the guarantee itself is an Eligible Security.

   The Rule further requires that the Series limit their investments to U.S. dollar-denominated instruments which the Trustees determine present minimal credit risks and which are Eligible Securities. The Rule also requires the Series to maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to its objective of maintaining a stable net asset value of $1.00 per share and precludes the purchase of any instrument with a remaining maturity of more than 397 days. Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the Series will invest its available cash in such a manner as to reduce such maturity to 90 days or less as soon as is reasonably practicable.

   If the Board determines that it is no longer in the best interests of the Series and its shareholders to maintain a stable price of $1 per share or if the Board believes that maintaining such price no longer reflects a market-based net asset value per share, the Board has the right to change from an amortized cost basis of valuation to valuation based on market quotations. The Fund will notify shareholders of the Series of any such change.

PURCHASE OF FUND SHARES
-----------------------------------------------------------------------------

   As discussed in the Prospectus, shares of the Fund are offered for sale on a continuous basis at an offering price equal to the net asset value per share of each Series next determined following a receipt of an order. The Trustees of the Fund have approved a Distribution Agreement appointing Dean Witter Distributors Inc. (the "Distributor") as exclusive distributor of the Fund's shares. The Distributor has entered into a selected dealer agreement with DWR, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of MSDWD. The Trustees who are not, and were not at the time they voted, interested persons of the Fund, as defined in the Act, (the "Independent Trustees") approved, at their meeting held on April 24, 1997, the current

Distribution Agreement appointing the Distributor as exclusive distributor of the Fund's shares and providing for the Distributor to bear distribution expenses not borne by the Fund. The Distribution Agreement took effect on May 31, 1997 upon the consummation of the merger of Dean Witter, Discover & Co. with Morgan Stanley Group Inc. The Distribution Agreement is substantially identical to the Fund's previous distribution agreement which was approved by the Independent Trustees at their meeting held on October 30, 1992. By its terms, the Distribution Agreement has an initial term ending April 30, 1998 and will remain in effect from year to year thereafter if approved by the Trustees.

   The Distributor has agreed to pay certain expenses of the offering of the Fund's shares, including the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund will bear the costs of initial typesetting, printing and distribution to shareholders. The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

PLAN OF DISTRIBUTION

   As discussed in the Prospectus, the Fund has entered into a Plan of Distribution pursuant to Rule 12b-1 under the Act (the "Plan") with the Distributor and DWR whereby the Distributor and any of its affiliates are authorized to utilize their own resources to finance certain activities in connection with the distribution of shares of the Fund. The Plan was initially approved by the Trustees of the Fund on July 29, 1992 and, subsequently, by DWR as the then sole shareholder of the Fund. The vote of the Trustees included a majority of the Trustees who are not and were not at the time of their votes interested persons of the Fund and who have and had at the time of their votes no direct or indirect financial interest in the operation of the Plan (the "Independent 12b-1 Trustees"), cast in person at a meeting called for the purpose of voting on such Plan. In determining to approve the Plan, the Trustees, including the Independent 12b-1 Trustees, concluded that, in their judgment, there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.

   The Plan provides that the Fund authorizes the Distributor and DWR to bear the expense of all promotional and distribution-related activities on behalf of the Fund, except for expenses that the Trustees determine to reimburse. Among the activities and services which may be provided by the Distributor under the Plan are: (1) compensation to and expenses of account executives and other employees of the Distributor and other broker-dealers, including overhead and telephone expenses; (2) sales incentives and bonuses to sales representatives and to marketing personnel in connection with promoting sales of the Fund's shares; (3) expenses incurred in connection with promoting sales of the Fund's shares; (4) preparing and distributing sales literature; and (5) providing advertising and promotional activities, including direct mail solicitation and television, radio, newspaper, magazine and other media advertisements.

   DWR's account executives are paid a monthly residual commission, calculated based upon the current value of the respective accounts for which they are the account executives of record. The "gross residual" is a charge which reflects residual commissions paid by DWR to its account executives and DWR's expenses associated with the servicing of shareholders' accounts, including the expenses of operating DWR's branch offices in connection with the servicing of shareholders' accounts, which expenses include lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies and other expenses relating to branch office servicing of shareholder accounts.

   Under the Plan, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

   Under its terms, the Plan had an initial term ending April 30, 1993 and will remain in effect from year to year thereafter, provided such continuance is approved annually by a vote of the Trustees, including a majority of the Independent 12b-1 Trustees. An amendment to increase materially the maximum amount authorized to be spent under the Plan on behalf of any Series must be approved by the shareholders of such Series, and all material amendments to the Plan must be approved by the Trustees in the manner described above. The Plan may be terminated on behalf of any Series at any time, without payment of any penalty, by vote of the majority of the Independent 12b-1 Trustees or by a vote of a majority of the outstanding voting securities of such Series (as defined in the Act) on not more than 30 days written notice to any other party to the Plan. The authority for the Distributor to finance distribution activities automatically terminates in the event of an assignment (as defined in the Act). After such an assignment, the Fund's authority to make payments to its Distributor would resume, subject to certain conditions. So long as the Plan is in effect, the selection or nomination of the Independent 12b-1 Trustees is committed to the discretion of the Independent 12b-1 Trustees. Continuation of the Plan was most recently approved by the Trustees, including a majority of the Independent 12b-1 Trustees, on April 24, 1997, at a meeting called for the purpose of voting on such Plan.

   No interested person of the Fund nor any Trustee of the Fund who is not an interested person of the Fund, as defined in the Act, has any direct or indirect financial interest in the operation of the Plan except to the extent that the Distributor or DWR or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Distributor.

SHAREHOLDER SERVICES
-----------------------------------------------------------------------------

   Shareholder Investment Account. Upon purchase of shares of the Fund, a Shareholder Investment Account is opened for the investor on the books of each Series of the Fund owned by the investor, maintained by Dean Witter Trust FSB (the "Transfer Agent"), in full and fractional shares of the Series (rounded to the nearest 1/100 of a share). This is an open account in which shares owned by the investor are credited by the Transfer Agent in lieu of issuance of a share certificate. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the account at any time. There is no charge to the investor for issuance of a certificate. No certificates will be issued for fractional shares or to shareholders who have elected the Systematic Withdrawal Plan or check writing privilege of withdrawing cash from their accounts. Whenever a shareholder-instituted transaction takes place in the Shareholder Investment Account, the shareholder will be mailed a statement by DWR or other selected broker-dealer, the Distributor or the Transfer Agent reflecting the status of such Account.

   Automatic Investment of Dividends and Distributions. All dividends and capital gains distributions are automatically paid in full and fractional shares of the Fund, unless the shareholder requests that they be paid in cash. Each purchase of shares of the Fund is made upon the condition that the Transfer Agent is thereby automatically appointed as agent of the investor to receive all dividends and capital gains distributions on shares owned by the investor. An investor may terminate such agency at any time and may request the Transfer Agent in writing to have subsequent dividends and/or capital gains distributions paid in cash rather than shares. Such request must be received by the Transfer Agent at least five (5) business days prior to the record date for which it commences to take effect. In case of recently purchased shares for which registration instructions have not been received on the record date, cash payments will be made to the Distributor. It has been and remains the Fund's policy and practice that, if checks for dividends or distributions paid in cash remain uncashed, no interest will accrue on amounts represented by such uncashed checks.

   Systematic Withdrawal Plan. As discussed in the Prospectus, a systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current offering price. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis.

   Dividends and capital gains distributions on shares held under the Withdrawal Plan will be invested in additional full and fractional shares at net asset value. Shares will be credited to an open account for the investor by the Transfer Agent; no share certificates will be issued. A shareholder is entitled to a share certificate upon written request to the Transfer Agent, although in that event the shareholder's Withdrawal Plan will be terminated.

   The Transfer Agent acts as agent for the shareholder in tendering to the Fund for redemption sufficient full and fractional shares to provide the amount of the periodic withdrawal payment designated in the application. The shares will be redeemed at their net asset value determined, at the shareholder's option, on the tenth or twenty-fifth day (or next following business day) of the relevant month or quarter and normally a check for the proceeds will be mailed by the Transfer Agent within five business days after the date of redemption. The Withdrawal Plan may be terminated at any time by the Fund.

   Withdrawal Plan payments should not be considered as dividends, yields or income. If periodic withdrawal plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

   A shareholder may, at any time change the amount and interval of withdrawal payments and the address to which checks are mailed by written notification to the Transfer Agent. The shareholder's signature on such notification must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). The shareholder may also terminate the Withdrawal Plan at any time by written notice to the Transfer Agent. In the event of such termination, the account will be continued as a Shareholder Investment Account. The shareholder may also redeem all or part of the shares held in the Withdrawal Plan account (see "Redemptions and Repurchases" in the Prospectus) at any time. Shareholders wishing to enroll in the Withdrawal Plan should contact their account executive or the Transfer Agent.

EXCHANGE PRIVILEGE

   As discussed in the Prospectus, the Fund makes available to its shareholders an Exchange Privilege whereby shareholders of any Series of the Fund may exchange their shares for shares of any other Series of the Fund. There is no holding period for exchanges of shares. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss, unless shares are held in a qualified retirement plan which is not subject to taxation.

   Any new account established through the Exchange Privilege will have the same registration and cash dividend or dividend reinvestment plan as the present account, unless the Transfer Agent receives written notification to the contrary. For telephone exchanges, the exact registration of the existing Account and the account number must be provided.

   Any shares held in certificate form cannot be exchanged but must be forwarded to the Transfer Agent and deposited into the shareholder's account before being eligible for exchange. (Certificates mailed in for deposit should not be endorsed.)

   The Transfer Agent acts as agent for shareholders of the Fund in effecting redemptions of Fund shares and in applying the proceeds to the purchase of other fund shares. In the absence of negligence on its part, neither the Transfer Agent nor the Fund shall be liable for any redemption of Fund shares caused by unauthorized telephone or telegraph instructions. Accordingly, in such event the investor shall bear the risk of loss. The staff of the Securities and Exchange Commission is currently considering the propriety of such a policy.

   With respect to the redemption or repurchase of shares of any Series of the Fund, the application of proceeds to the purchase of new shares in the Fund and the general administration of the Exchange Privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's selected broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent shall be liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund shall not be liable for any default or negligence of the Transfer Agent, the Distributor or any selected broker-dealer.

   The Distributor and any selected broker-dealer have authorized and appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Series and the general administration of the Exchange Privilege. No commission or discounts will be paid to the Distributor or any selected broker-dealer for any transactions pursuant to this Exchange Privilege.

   The Fund may limit the number of times this Exchange Privilege may be exercised by any investor within a specified period of time. Also, the Exchange Privilege may be terminated or revised at any time by the Fund, upon such notice as may be required by applicable regulatory agencies (presently sixty days' prior written notice for termination or material revision), provided that the Exchange Privilege may be terminated or materially revised without notice at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, (d) during any other period when the Securities and Exchange Commission by order so permits (provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist), or (e) if the Fund would be unable to invest amounts effectively in accordance with its investment objective, policies and restrictions.

   For further information regarding the Exchange Privilege, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent.

REDEMPTIONS AND REPURCHASES
-----------------------------------------------------------------------------

   As discussed in the Prospectus, shares of the Fund may be redeemed at net asset value on any day the New York Stock Exchange is open (see "Determination of Net Asset Value"). Redemptions will be effected at the net asset value per share next determined after the receipt of a redemption request meeting the applicable requirements discussed in the Prospectus. When a redemption is made by check and a check is presented to the Transfer Agent for payment, the Transfer Agent will redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. This enables the shareholder to continue earning daily income dividends until the check has cleared. It has been and remains the Fund's policy and practice that, if checks for redemption proceeds remain uncashed, no interest will accrue on amounts represented by such uncashed checks.

   A check drawn by a shareholder against his or her account in the Fund constitutes a request for redemption of a number of shares sufficient to provide proceeds equal to the amount of the check. Payment of the proceeds of a check will normally be made on the next business day after receipt by the Transfer Agent of the check in proper form. If a check is presented for payment to the Transfer Agent by a shareholder or payee in person, the Transfer Agent will make payment by means of a check drawn on the Fund's account or, in the case of a shareholder payee, to the shareholder's predesignated bank account, but will not make payment in cash.

   The Fund reserves the right to suspend redemptions or postpone the date of payment (1) for any periods during which the New York Stock Exchange is closed (other than for customary weekend and holiday closings), (2) when trading on that Exchange is restricted or an emergency exists, as determined by the Securities and Exchange Commission, so that disposal of the Fund's investments or determination of the Fund's net asset value is not reasonably practicable, or (3) for such other periods as the Commission by order may permit for the protection of the Fund's shareholders.

   The Transfer Agent acts as agent for shareholders of the Fund in effecting redemptions of shares of the Fund. In the absence of negligence on its part, neither the Transfer Agent nor the Fund shall be liable for any redemption of Fund shares caused by unauthorized telephone or telegraph instructions.

   The Prospectus describes redemption procedures by check, telephone or wire instructions with payment to a predesignated bank account, or by mail.

DIVIDENDS, DISTRIBUTIONS AND TAXES
-----------------------------------------------------------------------------

   Liquid Asset Series and U.S. Government Money Market Series. As discussed in the Prospectus, dividends from net income on the Liquid Asset and U.S. Government Money Market Series will be declared payable on each day the New York Stock Exchange is open for business to shareholders of record as of the close of business the preceding business day. Net income, for dividend purposes, includes accrued interest and amortization of original issue and market discount, less the amortization of market premium and the estimated expenses of the Series. Net income will be calculated immediately prior to the determination of net asset value per share of the Series (see "Determination of Net Asset Value" above and in the Prospectus). The amount of dividend may fluctuate from day to day and may be omitted on some days if realized losses on portfolio securities exceed the Series' net investment income. The Trustees may revise the above dividend policy, or postpone the payment of dividends, if either Series should have or anticipate any large unexpected expense, loss or fluctuation in net assets which in the opinion of the Trustees might have a significant adverse effect on shareholders. On occasion, in order to maintain a constant $1.00 per share net asset value, the Trustees may direct that the number of outstanding shares of either Series be reduced in each shareholder's account. Such reduction may result in taxable income to a shareholder in excess of the net increase (i.e., dividends, less such reductions), if any, in the shareholder's account for a period. Furthermore, such reduction may be realized as a capital loss when the shares are liquidated. Any net realized capital gains will be declared and paid at least once per calendar year, except that net short-term gains may be paid more frequently, with the distribution of dividends from net investment income.

   Other Series. The dividend policies of the U.S. Government Securities, Intermediate Income Securities, American Value, Capital Growth, Dividend Growth, Strategist, Utilities, Value-Added Market and Global Equity Series are discussed in the Prospectus. In computing interest income, these Series will not amortize any discount or premium resulting from the purchase of debt securities except those original issue discounts for which amortization is required for federal income tax purposes. Gains or losses resulting from unamortized market discount or premium on securities issued prior to July 19, 1984 will be treated as capital gains or losses when realized. With respect to market discount on bonds issued after July 18, 1984, a portion of any capital gain realized upon disposition may be recharacterized as taxable ordinary income in accordance with the provisions of the Internal Revenue Code (the "Code"). Dividends, interest and capital gains received by Series holding foreign securities may give rise to withholding and other taxes imposed by foreign countries.

   Options and Futures. Exchange-traded futures contracts, listed options on futures contracts and certain listed options are classified as "Section 1256" contracts under the Code. Unless the Series makes an election as discussed below, the character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts would generally be treated as long-term capital gain or loss to the extent of 60 percent thereof and short-term capital gain or loss to the extent of 40 percent thereof and such Section 1256 contracts would also be required to be marked-to-market at the end of the Fund's fiscal year, for purposes of federal income tax calculations.

   Over-the-counter options are not classified as Section 1256 contracts and are not subject to the mark-to-market or 60 percent-40 percent taxation rules. When call options written by a Series, or put options purchased by a Series, are exercised, the gain or loss realized on the sales of the underlying securities may be either short-term or long-term, depending upon the holding period of the securities. In determining the amount of gain or loss, the sales proceeds are reduced by the premium paid for over-the-counter puts or increased by the premium received for over-the-counter calls.

   If a Series holds a security which is offset by a Section 1256 contract, the Series would by deemed to hold a "mixed straddle" position, as such is defined in the Code. A Series may elect to identify its mixed straddle positions pursuant to Section 1256(d) of the Code and thereby avoid application of both the mark-to-market and 60 percent/40 percent taxation rules. The Series may also make certain other elections with respect to mixed straddles which could avoid or limit the application of certain rules which could, in certain circumstances, cause deferral or disallowance of losses, change long-term capital gains into short-term capital gains, or change short-term capital losses into long-term capital losses.

   Whether the portfolio security constituting part of the identified mixed straddle is deemed to have been held for less than three months for purposes of determining qualification of the Series as a regulated investment company will be determined generally by the actual holding period of the security. In certain circumstances, entering into a mixed straddle could result in the recognition of unrealized gain or loss which would be taken into account in determining the amount of income available for the Series' distributions, and can result in an amount which is greater or less than the Series' net realized gains being available for distribution. If an amount which is less than the Series' net realized gains is available for distribution, the Series may elect to distribute more than such available amount, up to the full amount of such net realized gains. Such a distribution may, in part, constitute a return of capital to the shareholders. If the Series does not elect to identify a mixed straddle, no recognition of gain or loss on the securities in its portfolio will result when the mixed straddle is entered into. However, any losses realized on the straddle will be governed by a number of tax rules which might, under certain circumstances, defer or disallow the losses in whole or in part, change long-term gains into short-term gains, or change short-term losses into long-term losses. A deferral or disallowance of recognition of a realized loss may result in an amount being available for the Series' distributions which is greater than the Series' net realized gains.

   Special Rules for Certain Foreign Currency Transactions (Global Equity Series). In general, gains from foreign currencies and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies are currently considered to be qualifying income for purposes of determining whether the Global Equity Series qualifies as a regulated investment company. It is currently unclear, however, who will be treated as the issuer of certain foreign currency instruments or how foreign currency options, futures, or forward foreign currency contracts will be valued for purposes of the regulated investment company diversification requirements applicable to the Series. The Global Equity Series may request a private letter ruling from the Internal Revenue Service on some or all of these issues.

   Under Code Section 988, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not "regulated futures contracts", and from unlisted options will be treated as ordinary income or loss under Code Section 988. Also, certain foreign exchange gains or losses derived with respect to foreign fixed-income securities are also subject to Section 988 treatment. In general, therefore, Code Section 988 gains or losses will increase or decrease the amount of the Global Equity Series' investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Global Equity Series' net capital gain. Additionally, to the extent that Code
Section 988 losses exceeded other investment company taxable income during a taxable year, the Global Equity Series' distributions for that year could constitute a return of capital (i.e., a return of the shareholder's investment).

   If the Global Equity Series invests in an entity which is classified as a "passive foreign investment company" ("PFIC") for U.S. tax purposes, the application of certain technical tax provisions applying to such companies could result in the imposition of federal income tax with respect to such investments at the Series level which could not be eliminated by distributions to shareholders. The Taxpayer Relief Act of 1997 and, previously, the U.S.-Treasury issued proposed regulation section 1.1291-8 establishes a mark-to-market regime which allows investment companies investing in PFICs to avoid most, if not all, of the difficulties posed by the PFIC rules. In any event, it is not anticipated that taxes on the Global Equity Series with respect to investments in PFICs would be significant.

PERFORMANCE INFORMATION
-----------------------------------------------------------------------------

   The annualized current yield of the Liquid Asset Series and U.S. Government Money Market Series, as may be quoted from time to time in advertisements and other communications to shareholders and potential investors, is computed by determining, for a stated seven-day period, the net change, exclusive of capital changes and including the value of additional shares purchased with dividends and any dividends declared therefrom, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge which reflects deductions from shareholder accounts (such as management fees), and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7).

   The Liquid Asset and U.S. Government Money Market Series' annualized effective yield, as may be quoted from time to time in advertisements and other communications to shareholders and potential investors, is computed by determining (for the same stated seven-day period as for the current yield), the net change, exclusive of capital changes and including the value of additional shares purchased with dividends and any dividends declared therefrom, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result. The annualized and effective yields for the seven-days ended July 31, 1997 for the Liquid Asset and U.S. Government Money Market Series, were as follows: 4.65% and 4.76% for the Liquid Asset Series; and 4.65% and 4.67% for the U.S. Government Money Market Series. Had the Series been paying their investment management fees and had the Investment Manager not been assuming any of their expenses during the period, the annualized and effective yields for the Liquid Asset and U.S. Government Money Market Series would have been 4.36% and 4.45%, and 3.51% and 3.56%, respectively.

   As discussed in the Prospectus, from time to time the U.S. Government Securities and Intermediate Income Securities Series may quote their "yields" in advertisements and sales literature. Yield is calculated for any 30-day period as follows: the amount of interest and/or dividend income for each security in the Series' portfolio is determined in accordance with regulatory requirements; the total for the entire portfolio constitutes the Series' gross income for the period. Expenses accrued during the period are subtracted to arrive at "net investment income". The resulting amount is divided by the product of the net asset value per share on the last day of the period multiplied by the average number of Fund shares outstanding during the period that were entitled to dividends. This amount is added to 1 and raised to the sixth power. 1 is then subtracted from the result and the difference is multiplied by 2 to arrive at the annualized yield. For the 30-day period ended July 31, 1997, the yields of the U.S. Government Securities and Intermediate Income Series were 6.03% and 5.65%, respectively, calculated pursuant to the above formula. Had these Series been paying their investment management fees and had the Investment Manager not been assuming any expenses during the period, the 30-day period yields for the U.S. Government Securities and the Intermediate Income Securities Series would have been 5.52% and 2.15%, respectively.

   As discussed in the Prospectus, each Series of the Fund may quote its "total return" in advertisements and sales literature. A Series' "average annual return" represents an annualization of the Series' total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one year period, or for the period from the date of commencement of the Series' operations, if shorter than any of the foregoing. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment, taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. The average annual total returns for the period from commencement of the Series' operations through July 31, 1997 and for the fiscal year ended July 31, 1997 were:

                                                                                                 WITHOUT FEE WAIVER AND
                                                                                                   EXPENSE ASSUMPTION
                                                                                          -------------------------------------
                                                    AVERAGE ANNUAL                           AVERAGE ANNUAL    AVERAGE ANNUAL
                                                   TOTAL RETURN FOR   AVERAGE ANNUAL        TOTAL RETURN FOR    TOTAL RETURN
                                                     PERIOD FROM       TOTAL RETURN            PERIOD FROM          FOR
                                                   COMMENCEMENT OF   FOR FISCAL YEAR         COMMENCEMENT OF    FISCAL YEAR
                                   COMMENCEMENT   OPERATIONS THROUGH      ENDED            OPERATIONS THROUGH      ENDED
             SERIES               OF OPERATIONS     JULY 31, 1997     JULY 31, 1997           JULY 31, 1997    JULY 31, 1997
             ------               -------------     -------------     -------------           -------------    -------------
U.S. Government Securities  ....      1/8/93             5.16%             9.70%                 4.53%              9.03%
Intermediate Income Securities       1/12/93             5.16              8.63                  4.29               7.06
American Value .................      2/1/93            17.63             41.62                 17.37              41.37
Capital Growth .................      2/2/93            14.93             43.46                 14.30              41.19
Dividend Growth ................      1/7/93            20.09             41.92                    --                 --
Strategist .....................      1/7/93            12.81             27.35                 12.55              26.93
Utilities ......................      1/8/93            10.76             19.87                  9.74              18.74
Value-Added Market .............      2/1/93            18.46             43.12                 18.25              43.05
Global Equity ..................      1/8/93             9.96             26.66                  9.52              25.87

   In addition to the foregoing, a Series may advertise its total return over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. A Series may also compute its aggregate total return for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value by the initial $1,000 investment and subtracting 1 from the result. Based on the foregoing calculation, the total returns of the period from commencement of operations through July 31, 1997 and for the fiscal year ended July 31, 1997 were:

                                      TOTAL RETURN FROM      TOTAL RETURN FOR
                                 COMMENCEMENT OF OPERATIONS    FISCAL YEAR
                                           THROUGH                ENDED
           SERIES                       JULY 31, 1997         JULY 31, 1997
-------------------------------  -------------------------- ----------------
U.S. Government Securities  ....            25.79%                 9.70%
Intermediate Income Securities              25.72                  8.63
American Value .................           107.40                 41.62
Capital Growth .................            86.80                 43.46
Dividend Growth ................           130.51                 41.92
Strategist .....................            73.30                 27.35
Utilities ......................            59.33                 19.87
Value-Added Market .............           114.05                 43.12
Global Equity ..................            54.16                 26.66

   A Series may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in shares of the Series by adding 1 to the Series' aggregate total return to date (expressed as a decimal) and multiplying by 10,000, 50,000 or 100,000, as the case may be. Investments at commencement of operations of $10,000, $50,000 and $100,000 in each Series of the Fund would have grown to the following amounts as of July 31, 1997:

                                          INVESTMENT AT
                                  COMMENCEMENT OF OPERATIONS OF
                                 --------------------------------
           SERIES                 $10,000    $50,000   $100,000
-------------------------------  --------- ---------  ----------
Liquid Asset....................  $12,297   $ 61,485   $122,970
U.S. Government Money Market ...   12,103     60,515    121,030
U.S. Government Securities  ....   12,579     62,895    125,790
Intermediate Income Securities     12,572     62,860    125,720
American Value .................   20,740    103,700    207,400
Capital Growth .................   18,680     93,400    186,800
Dividend Growth ................   23,051    115,255    230,510
Strategist .....................   17,330     86,650    173,300
Utilities ......................   15,933     79,665    159,330
Value-Added Market .............   21,405    107,025    214,050
Global Equity ..................   15,416     77,080    154,160

   The yields quoted in any advertisement or other communication should not be considered a representation of the yields of the Liquid Asset and U.S. Government Money Market Series in the future since the yield is not fixed. Actual yields will depend not only on the type, quality and maturities of the investments held by the Series and changes in interest rates on such investments, but also on changes in the Series' expenses during the period.

   Yield information may be useful in reviewing the performance of the Liquid Asset and U.S. Government Money Market Series and for providing a basis for comparison with other investment alternatives. However unlike bank deposits or other investments which typically pay a fixed yield for a stated period of time, the Liquid Asset and U.S. Government Money Market Series yields fluctuate.

   The Fund may, from time to time, advertise the performance of a Series relative to certain performance rankings and indices compiled by independent organizations.

DESCRIPTION OF SHARES
-----------------------------------------------------------------------------

   As discussed in the Prospectus, the shareholders of each Series of the Fund are entitled to a full vote for each full share held. The Trustees themselves have the power to alter the number and the terms of office of the Trustees as provided for in the Declaration of Trust, and they may at any time lengthen their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund. Under certain circumstances, Trustees may be removed by action of the Trustees. The shareholders also have the right under certain circumstances to remove the Trustees. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being elected, while the holders of the remaining shares would be unable to elect any Trustees.

   The Fund is not required to hold Annual Meetings of Shareholders and, in ordinary circumstances, the Fund does not intend to hold such meetings. The Trustees may call Special Meetings of Shareholders for action by shareholders vote as may be required by the Act or the Fund's Declaration of Trust.

   The Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional classes of shares within any series (which would be used to distinguish among the rights of different categories of shareholders). The Trustees have not authorized any such additional series or classes of shares.

   The Declaration of Trust further provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence, or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund's property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

   The Fund shall be of unlimited duration subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders.

CUSTODIAN AND TRANSFER AGENT
-----------------------------------------------------------------------------

   The Bank of New York, 90 Washington Street, New York, New York, 10286 is the Custodian of the Fund's assets. Any of the Fund's cash balances in excess of $100,000 are unprotected by federal deposit insurance. Such balances may, at times, be substantial.

   Dean Witter Trust FSB, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311 is the Transfer Agent of the Fund's shares and Dividend Disbursing Agent for payment of dividends and distributions of Fund shares and Agent for shareholders under various investment plans described herein. Dean Witter Trust FSB is an affiliate of Dean Witter InterCapital Inc., the Fund's Investment Manager, and of Dean Witter Distributors Inc., the Fund's Distributor. As Transfer Agent and Dividend Disbursing Agent, Dean Witter Trust FSB's responsibilities include maintaining shareholder accounts, including providing subaccounting and recordkeeping services for certain retirement accounts; disbursing cash dividends and distributions and reinvesting dividends and distributions; processing account registration changes; handling purchase and redemption transactions; mailing prospectuses and reports; mailing and tabulating proxies; processing share certificate transactions; and maintaining shareholder records and lists. For these services, Dean Witter Trust FSB receives a per shareholder account fee from the Fund.

INDEPENDENT ACCOUNTANTS
-----------------------------------------------------------------------------

   Price Waterhouse LLP serves as the independent accountants of the Fund. The independent accountants are responsible for auditing the annual financial statements of each Series of the Fund.

REPORTS TO SHAREHOLDERS
-----------------------------------------------------------------------------

   The Fund, on behalf of each Series, will send to shareholders, at least semi-annually, reports showing each Series' portfolio and other information. An annual report, containing financial statements audited by independent accountants, together with their report, will be sent to shareholders each year.

   The Fund's fiscal year ends on July 31. The financial statements of the Fund must be audited at least once a year by independent accountants whose selection is made annually by the Fund's Trustees.

LEGAL COUNSEL
-----------------------------------------------------------------------------

   Barry Fink, Esq., who is an officer and the General Counsel of the Investment Manager, is an officer and the General Counsel of the Fund.

EXPERTS
-----------------------------------------------------------------------------

   The annual financial statements of each Series of the Fund for the year ended July 31, 1997, which are included in this Statement of Additional Information and incorporated by reference in the Prospectus, have been so included and incorporated by reference in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

REGISTRATION STATEMENT
-----------------------------------------------------------------------------

   This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the Securities and Exchange Commission. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by the rules and regulations of the Commission.

PRINCIPAL SECURITIES HOLDERS
-----------------------------------------------------------------------------

   The following parties held, as of September 30, 1997, five percent or more of the voting securities of the Series indicated, in the percentage amount indicated: Great Bay Distributors Inc., 2310 Starkey Road, Largo, FL (Liquid Asset Series: 7.4%); DWTC as Trustee for Willdan Association Profit Sharing Plan, Products 401(k) Plan, P.O. Box 957, Jersey City, NJ (Liquid Asset
Series: 9.7%); DWTC as Trustee for Fenner Manheim Inc., Profit Sharing Plan, P.O. Box 957, Jersey City, NJ (Liquid Asset Series: 5.0%); DWTC as Trustee for Cygnus 401(k) Plan, P.O. Box 957, Jersey City, NJ (U.S. Government Money Market Series: 19.0%); Cartwright Employee Insurance Benefit Account, 3401 North 67th Avenue, Phoenix, AZ (U.S. Government Money Market Series: 17.4%); Emjayco as Trustee for the benefit of Geer Tank Trucks Inc., 401(k) Plan 90235, P.O. Box 17909, Milwaukee, WI (U.S. Government Money Market Series:
5.6%); DWTC as Trustee for Willdan Association Profit Sharing Plan, Products 401(k) Plan, P.O. Box 957, Jersey City, NJ (U.S. Government Securities
Series: 9.4%); DWTC as Trustee for VVP America Inc. Retirement Plan, P.O. Box 957, Jersey City, NJ (U.S. Government Securities Series: 6.6%); DWTC as Trustee for Foulke Management Corporation 401(k) Plan, P.O. Box 957, Jersey City, NJ (U.S. Government Securities Series: 10.6%); DWTC as Trustee for Bulkmatic Transport Company, Profit Sharing Plan, P.O. Box 957, Jersey City, NJ (U.S. Government Securities Series: 12.7%); DWTC as Trustee for Cygnus 401(k) Plan, P.O. Box 957, Jersey City, NJ (Intermediate Income Securities
Series: 7.5%); DWTC as Trustee for Zeus 401(k) Plan, P.O. Box 957, Jersey City, NJ (Intermediate Income Securities Series: 7.0%); DWTC as Trustee for Integrated Medical Systems 401(k) Plan, P.O. Box 957, Jersey City, NJ (Intermediate Income Securities: 8.6%); Dean Witter as Trustee for Private Business Inc., 401(k) Plan, 9010 Overlook Boulevard, Brentwood, TN (Intermediate Income Securities: 23.3%); DWTC as Trustee for the benefit of VVP America Inc., Deferred Compensation Plan, P.O. Box 957, Jersey City, NJ (Intermediate Income Securities: 7.1%); DWTC as Trustee for VVP America Inc. Retirement Plan, P.O. Box 957, Jersey City, NJ (American Value Series:
12.0%); Charles E. Behr as Trustee of Charles E. Behr Trust, DTD 6/30/94, 802
N. Ft. Harrison Avenue, Clearwater, FL (American Value Series: 6.2%); DWTC as Trustee for Bulkmatic Transport Company, Profit Sharing Plan, P.O. Box 957, Jersey City, NJ (American Value Series: 7.7%); DWTC as Trustee for St. Petersburg Kennel Club, 401(k) Plan, P.O. Box 957, Jersey City, NJ (Capital Growth Series: 11.0%); DWTC as Trustee for the benefit of VVP America Inc., Deferred Compensation Plan, P.O. Box 957, Jersey City, NJ (Capital Growth
Series: 6.7%); DWR as Custodian for Candies for the benefit of Neil Cole and Gary Klein, VIP Plus 401(k) Plan, DTD 11/15/95, 2975 Westchester Avenue, Purchase, NY (Capital Growth Series: 7.2%); Cozad State Bank Co., 401(k) Profit Sharing Plan, DTD 12/5/65, Investment Manager Capital Growth Fund, Box 2000, Cozad, NE (Capital Growth Series: 15.2%); The Chase Manhattan Bank, N.A. as Trustee for the benefit of The NFL Player Second Career Savings Plan, 3 Chase Metrotech Center, Brooklyn, NY (Dividend Growth Series: 19.7%); DWTC as Trustee for VVP America Inc. Retirement Plan, P.O. Box 957, Jersey City, NJ (Dividend Growth Series: 9.5%); DWTC as Trustee for Pizzagalli Construction, 401(k) Plan, Harborside Financial Center, Jersey City, NJ (Dividend Growth Series: 9.2%); DWTC as Trustee for Fenner Manheim Inc., Profit Sharing Plan, P.O. Box 957, Jersey City, NJ (Strategist Series: 8.3%); DWTC as Trustee for VVP America Inc. Retirement Plan, P.O. Box 957, Jersey City, NJ (Strategist Series: 16.6%); DWTC as Trustee for Pizzagalli Construction, 401(k) Plan, Harborside Financial Center, Jersey City, NJ (Strategist Series: 24.8%); DWTC as Trustee for Bulkmatic Transport Company, Profit Sharing Plan, P.O. Box 957, Jersey City, NJ (Strategist Series: 7.0%); DWTC as Trustee for St. Petersburg Kennel Club, 401(k) Plan, P.O. Box 957, Jersey City, NJ (Utilities Series: 7.2%); DWTC as Trustee for Zeus 401(k) Plan, P.O. Box 957, Jersey City, NJ (Utilities Series: 11.9%); DWTC as Trustee for Integrated Medical Systems 401(k) Plan, P.O. Box 957, Jersey City, NJ (Utilities Series: 7.7%); DWTC as Trustee for Foulke Management Corporation 401(k) Plan, P.O. Box 957, Jersey City, NJ (Utilities Series:
11.2%); DWTC as Trustee for D&H Manufacturing Co. 401(k) Plan, P.O. Box 957, Jersey City, NJ (Utilities Series: 17.4%); DWTC as Trustee for the benefit of Sunnyvale Value and Fitting Company, P.O. Box 957, Jersey City, NJ (Utilities
Series: 5.7%).

   In addition, at September 30, 1997, InterCapital held 5.2% of the outstanding shares of Intermediate Income Securities Series and 5.7% of the outstanding shares of Capital Growth Series.

DEAN WITTER RETIREMENT SERIES - LIQUID ASSET
PORTFOLIO OF INVESTMENTS July 31, 1997

                                                                               ANNUALIZED
 PRINCIPAL                                                                      YIELD ON
 AMOUNT IN                                                                      DATE OF         MATURITY
 THOUSANDS                                                                      PURCHASE          DATE           VALUE
---------------------------------------------------------------------------------------------------------------------------
            COMMERCIAL PAPER (64.4%)
            Automotive-Finance (8.5%)
     $500   Ford Motor Credit Co. ...........................................     5.61%         08/25/97         $  498,150
    1,000   General Motors Acceptance Corp. .................................  5.48-5.97   08/25/97-10/20/97        991,779
      311   Toyota Motor Credit Corp. .......................................     5.71          08/14/97            310,360
                                                                                                              -------------
                                                                                                                  1,800,289
                                                                                                              -------------
            Bank Holding Companies (7.0%)
      500   Bankers Trust New York Corp. ....................................     5.72          01/08/98            487,644
    1,000   Barnett Banks, Inc.  ............................................     5.55          08/21/97            996,933
                                                                                                              -------------
                                                                                                                  1,484,577
                                                                                                              -------------
            Banks-Commercial (18.6%)
      465   ABN-AMRO North America Finance Inc. .............................     5.74          09/05/97            462,446
      500   Commerzbank U.S. Finance Inc.  ..................................     5.52          08/15/97            498,931
    1,000   Internationale Nederlanden (U.S.) Funding Corp. .................     5.60          08/01/97          1,000,000
      400   KfW International Finance Inc. ..................................     5.54          09/02/97            398,044
      500   Societe Generale N.A., Inc. .....................................     5.61          09/10/97            496,917
      600   UBS Finance (Delaware) Inc.  ....................................     5.53          08/07/97            599,449
      500   WestPac Capital Corp.  ..........................................     5.54          09/05/97            497,326
                                                                                                              -------------
                                                                                                                  3,953,113
                                                                                                              -------------
            Brokerage (4.7%)
    1,000   Goldman Sachs Group L.P.  .......................................  5.63-5.64   08/04/97-09/03/97        997,215
                                                                                                              -------------
            Finance-Consumer (6.4%)
      400   American Express Credit Corp. ...................................     5.63          08/01/97            400,000
      950   American General Finance Corp. ..................................     5.64          08/05/97            949,409
                                                                                                              -------------
                                                                                                                  1,349,409
                                                                                                              -------------
            Finance-Diversified (8.4%)
      400   Associates Corp. of North America ...............................     5.65          08/05/97            399,751
      750   Commercial Credit Co. ...........................................     5.53          08/27/97            747,021
      650   General Electric Capital Corp. ..................................  5.55-5.61   09/16/97-10/14/97        644,124
                                                                                                              -------------
                                                                                                                  1,790,896
                                                                                                              -------------
            Industrials (2.0%)
      425   Weyerhaeuser Co. ................................................     5.54          08/20/97            423,764
                                                                                                              -------------

                       SEE NOTES TO FINANCIAL STATEMENTS

                                      51

DEAN WITTER RETIREMENT SERIES - LIQUID ASSET
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

                                                                               ANNUALIZED
 PRINCIPAL                                                                      YIELD ON
 AMOUNT IN                                                                      DATE OF         MATURITY
 THOUSANDS                                                                      PURCHASE          DATE           VALUE
---------------------------------------------------------------------------------------------------------------------------
            Office Equipment (4.7%)
   $1,000   Xerox Credit Corp. ..............................................    5.51%          08/19/97          $ 997,260
                                                                                                              -------------
            Utilities-Finance (4.1%)
      866   National Rural Utilities Cooperative Finance Corp.  ............. 5.57-5.62    08/22/97-09/11/97        861,971
                                                                                                              -------------
            TOTAL COMMERCIAL PAPER (Amortized Cost $13,658,494)  ............................................    13,658,494
                                                                                                              -------------
            U.S. GOVERNMENT AGENCY (23.2%)
    4,930   Federal Home Loan
             Mortgage Corp.
             (Amortized Cost $4,926,600) .................................... 5.47-5.75    08/01/97-09/19/97      4,926,600
                                                                                                              -------------
            BANKERS' ACCEPTANCES (7.2%)
    1,014   BostonBank, N.A. ................................................ 5.71-5.88    09/30/97-01/20/98        993,499
      541   Union Bank of California, N.A. ..................................    5.59           10/15/97            534,804
                                                                                                              -------------
            TOTAL BANKERS' ACCEPTANCES (Amortized Cost $1,528,303) ..........................................     1,528,303
                                                                                                              -------------
            TOTAL INVESTMENTS
            (Amortized Cost $20,113,397)(a) ...............................................       94.8%          20,113,397
            CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES  ...............................        5.2            1,099,631
                                                                                                 -----        -------------
            NET ASSETS ....................................................................      100.0%         $21,213,028
                                                                                                 =====        =============

--------------
(a)  Cost is the same for federal income tax purposes.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - U.S. GOVERNMENT MONEY MARKET
PORTFOLIO OF INVESTMENTS July 31, 1997

                                         ANNUALIZED
 PRINCIPAL                                YIELD ON
 AMOUNT IN                                DATE OF        MATURITY
 THOUSANDS                                PURCHASE         DATE           VALUE
---------------------------------------------------------------------------------
            U.S. GOVERNMENT AGENCIES
             (98.7%)
   $1,000   Federal Farm Credit Bank ..  5.52-5.77%  08/04/97-11/25/97 $  991,289
    1,690   Federal Home Loan Banks ...  5.42-5.66   08/07/97-09/02/97  1,687,131
      725   Federal Home Loan Mortgage
             Corp. ....................  5.59-5.75   08/01/97-10/17/97    720,019
      590   Federal National Mortgage
             Association ..............  5.38-5.49   08/04/97-08/07/97    589,647
                                                                       ----------
            TOTAL U.S. GOVERNMENT AGENCIES
            (Amortized Cost $3,988,086) ..............................  3,988,086
                                                                       ----------
            U.S. GOVERNMENT OBLIGATION (1.2%)
       50   U.S. Treasury Bill
            (Amortized Cost $48,650) ..     5.32         02/05/98          48,650
                                                                       ----------
            TOTAL INVESTMENTS
            (Amortized Cost $4,036,736)(a)..........       99.9%        4,036,736
            CASH AND OTHER ASSETS IN EXCESS
            OF LIABILITIES .........................        0.1             4,560
                                                          -----        ----------
            NET ASSETS..............................      100.0%       $4,041,296
                                                          ======       ==========

--------------
(a)  Cost is the same for federal income tax purposes.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - U.S. GOVERNMENT SECURITIES
PORTFOLIO OF INVESTMENTS July 31, 1997

 PRINCIPAL
 AMOUNT IN                                                                    COUPON       MATURITY
 THOUSANDS                                                                     RATE          DATE           VALUE
--------------------------------------------------------------------------------------------------------------------
            U.S. GOVERNMENT & AGENCY OBLIGATIONS (98.6%)
            Government National
             Mortgage Assoc. I (71.4%)
   $3,684   .................................................................  7.00 % 06/15/23-03/15/27  $ 3,688,923
    3,737   .................................................................  7.50   01/15/24-01/15/27    3,802,491
                                                                                                        ------------
                                                                                                           7,491,414
                                                                                                        ------------
      971   Government National
             Mortgage Assoc. II (9.2%) ......................................  7.00        03/20/26          968,255
                                                                                                        ------------
            U.S. Treasury Notes (12.6%)
    1,200   .................................................................  6.375       09/30/01        1,221,852
      100   .................................................................  6.250       06/30/02          101,434
                                                                                                        ------------
                                                                                                           1,323,286
                                                                                                        ------------
      600   U.S. Treasury Principal Strips (5.4%) ...........................  0.00        08/15/98          567,120
                                                                                                        ------------
            TOTAL INVESTMENTS
            (Identified Cost $10,212,454)(a) .........................................       98.6%        10,350,075
            CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES ...........................        1.4            146,232
                                                                                            -----       ------------
            NET ASSETS ...............................................................      100.0%       $10,496,307
                                                                                            =====       ============

--------------
(a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $202,248 and the aggregate gross unrealized depreciation is $64,627, resulting in net unrealized appreciation of $137,621.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - INTERMEDIATE INCOME SECURITIES
PORTFOLIO OF INVESTMENTS July 31, 1997

 PRINCIPAL
 AMOUNT IN                                                                    COUPON   MATURITY
 THOUSANDS                                                                     RATE      DATE        VALUE
-------------------------------------------------------------------------------------------------------------
            CORPORATE BONDS (56.8%)
            Automobile-Rentals (4.0%)
    $100    Hertz Corp. .....................................................  6.00 %  01/15/03     $ 97,979
                                                                                                 ------------
            Automotive (0.8%)
      20    Chrysler Corp. .................................................. 10.40    08/01/99       20,005
                                                                                                 ------------
            Automotive-Finance (1.1%)
      25    General Motors Acceptance Corp. .................................  8.40    10/15/99       26,177
                                                                                                 ------------
            Banks (9.5%)
     100    Bank One Corp. ..................................................  7.60    05/01/07      106,545
     100    Long Island Savings Bank  .......................................  7.00    06/13/02      102,145
      25    Star Bank N.A. ..................................................  6.375   03/01/04       24,764
                                                                                                 ------------
                                                                                                     233,454
                                                                                                 ------------
            Brokerage (4.1%)
     100    Bear Stearns Companies, Inc.  ...................................  6.75    08/15/00      101,506
                                                                                                 ------------
            Data Processing (4.1%)
     100    Oracle Corp.  ...................................................  6.91    02/15/07      101,719
                                                                                                 ------------
            Financial (8.4%)
     100    Ikon Capital Inc. ...............................................  6.73    06/15/01      101,477
     100    Nac Re Corp .....................................................  8.00    06/15/99      103,259
                                                                                                 ------------
                                                                                                     204,736
                                                                                                 ------------
            Foreign Government (4.0%)
     100    State of Israel  ................................................  6.375   12/15/05       97,826
                                                                                                 ------------
            Healthcare (1.0%)
      25    Columbia/HCA Healthcare Corp.  ..................................  6.87    09/15/03       25,403
                                                                                                 ------------
            Industrials (4.1%)
     100    Millennium America Inc.  ........................................  7.00    11/15/06      100,710
                                                                                                 ------------
            Leisure (4.4%)
     100    Royal Caribbean Cruises .........................................  8.25    04/01/05      108,221
                                                                                                 ------------
            Manufacturing (2.0%)
      50    Reebok International plc
             (United Kingdom) ...............................................  6.75    09/15/05       49,374
                                                                                                 ------------
            Paper & Forest Products (4.1%)
     100    Noranda Forest, Inc. (Canada) ...................................  6.875   11/15/05      100,602
                                                                                                 ------------
            Textiles (1.0%)
      25    Burlington Industries, Inc.  ....................................  7.25    09/15/05       25,313
                                                                                                 ------------
            Utilities - Electric (4.2%)
     100    Connecticut Light & Power Co.  ..................................  7.875   06/01/01      102,208
                                                                                                 ------------
            TOTAL CORPORATE BONDS
            (Identified Cost $1,371,214) ........................................................  1,395,233
                                                                                                 ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

                                      55


DEAN WITTER RETIREMENT SERIES - INTERMEDIATE INCOME SECURITIES
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

 PRINCIPAL
 AMOUNT IN                                                                    COUPON   MATURITY
 THOUSANDS                                                                     RATE      DATE        VALUE
-------------------------------------------------------------------------------------------------------------
            U.S. GOVERNMENT OBLIGATIONS (34.7%)
    $100    U.S. Treasury Note ..............................................  6.125%  03/31/98      $ 100,396
     300    U.S. Treasury Note ..............................................  5.75    10/31/00        299,463
     300    U.S. Treasury Note ..............................................  5.875   11/30/01        299,868
     150    U.S. Treasury Note ..............................................  6.25    01/31/02        152,100
                                                                                                  ------------
            TOTAL U.S. GOVERNMENT OBLIGATIONS
            (Identified Cost $843,820) ..........................................................      851,827
                                                                                                  ------------
            SHORT-TERM INVESTMENT (a)(4.1%)
            U.S. GOVERNMENT AGENCY
     100    Federal Home Loan Banks
            (Amortized Cost $100,000) .......................................  5.39    08/01/97        100,000
                                                                                                  ------------

          TOTAL INVESTMENTS
          (Identified Cost $2,315,034)(b) .........................................   95.6%   2,347,060
          CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES...........................    4.4      108,712
                                                                                   -------- -----------
          NET ASSETS ..............................................................  100.0%  $2,455,772
                                                                                   ======== ===========

--------------
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $36,736 and the aggregate gross unrealized depreciation is $4,710, resulting in net unrealized appreciation of $32,026.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - AMERICAN VALUE
PORTFOLIO OF INVESTMENTS July 31, 1997

 NUMBER OF
   SHARES                                                                         VALUE
-------------------------------------------------------------------------------------------
             COMMON STOCKS (97.7%)
             Agriculture Related (4.4%)
     4,500   Case Corp.  .....................................................  $  280,969
     4,500   Deere & Co.  ....................................................     255,937
     5,500   Dekalb Genetics Corp. (Class B) .................................     420,406
     7,000   Delta & Pine Land Co.  ..........................................     266,000
    14,000   Monsanto Co.  ...................................................     697,375
     6,500   Pioneer Hi-Bred International, Inc. .............................     481,000
                                                                              -------------
                                                                                 2,401,687
                                                                              -------------
             Banks (7.1%)
     6,000   Bank of New York Co., Inc.  .....................................     291,375
     7,000   BankAmerica Corp.  ..............................................     528,500
     4,000   Bankers Trust New York Corp. ....................................     404,750
   250,000   Credito Italiano Spa (Italy)  ...................................     497,644
     4,000   First Chicago NBD Corp.  ........................................     303,500
     6,000   Fleet Financial Group, Inc.  ....................................     407,250
    10,000   Mellon Bank Corp.  ..............................................     504,375
     7,200   NationsBank Corp.  ..............................................     512,550
     6,000   Washington Mutual, Inc.  ........................................     414,000
                                                                              -------------
                                                                                 3,863,944
                                                                              -------------
             Basic Cyclicals (0.7%)
     2,300   Champion International Corp. ....................................     142,600
     3,000   Reynolds Metals Co.  ............................................     234,000
                                                                              -------------
                                                                                   376,600
                                                                              -------------
             Biotechnology (2.4%)
    21,000   Biochem Pharma, Inc. (Canada)*  .................................     603,750
    13,000   Centocor, Inc.*  ................................................     499,687
     2,000   Gilead Sciences, Inc.*  .........................................      56,250
     3,500   Vertex Pharmaceuticals, Inc.*  ..................................     122,062
                                                                              -------------
                                                                                 1,281,749
                                                                              -------------
             Capital Equipment (4.3%)
     2,000   Aeroquip-Vickers, Inc. ..........................................     109,625
     5,500   Boeing Co.  .....................................................     323,469
     3,000   Crane Co.  ......................................................     136,312
     6,000   General Electric Co.  ...........................................     421,125
     4,500   Kuhlman Corp.  ..................................................     139,500
     3,200   Parker-Hannifin Corp.  ..........................................     206,000
     2,200   Sundstrand Corp.  ...............................................     136,400
    10,000   Timken Co.  .....................................................     351,875
     2,000   Tyco International Ltd. .........................................     162,000
     4,000   United Technologies Corp.  ......................................     338,250
                                                                              -------------
                                                                                 2,324,556
                                                                              -------------
             Communications Equipment (9.4%)
     2,000   Advanced Fibre Communications, Inc.*  ...........................  $  139,250
    21,000   Bay Networks, Inc.*  ............................................     640,500
    15,000   Brightpoint, Inc.*  .............................................     447,187
     3,000   CIENA Corp.*  ...................................................     168,000
     6,000   Cisco Systems, Inc.*  ...........................................     476,625
       700   Corsair Communications, Inc.*  ..................................      13,738
    11,500   Ericsson (L.M.) Telephone Co. (Class B)(ADR)(Sweden)  ...........     520,375
     7,000   Lucent Technologies Inc.  .......................................     594,562
    10,000   Newbridge Networks Corp. (Canada)* ..............................     521,250
     6,000   Nokia Corp. (ADR)(Finland) ......................................     513,750
     5,000   Northern Telecom Ltd. (Canada) ..................................     522,812
     2,000   Tekelec*  .......................................................     123,000
     7,000   Tellabs, Inc.*  .................................................     418,687
                                                                              -------------
                                                                                 5,099,736
                                                                              -------------
             Computer Equipment (3.1%)
     4,000   Dell Computer Corp.*  ...........................................     342,000
    12,000   EMC Corp.*  .....................................................     606,000
     9,000   Kemet Corp.*  ...................................................     230,625
     6,500   SCI Systems, Inc.*  .............................................     516,344
                                                                              -------------
                                                                                 1,694,969
                                                                              -------------
             Computer Software (4.3%)
    15,000   BEA Systems, Inc.*  .............................................     290,625
     5,000   Compuware Corp.*  ...............................................     308,125
       400   Great Plains Software, Inc.*  ...................................      10,700
     4,100   Microsoft Corp.*  ...............................................     579,381
     7,000   Oracle Corp.*  ..................................................     380,187
     5,000   Peoplesoft, Inc.*  ..............................................     291,875
     8,000   Veritas Software Corp.*  ........................................     494,000
                                                                              -------------
                                                                                 2,354,893
                                                                              -------------
             Consumer-Noncyclical (4.5%)
     9,000   Alberto-Culver Co. (Class B)  ...................................     252,562
     2,500   Avon Products, Inc.  ............................................     181,406
     3,800   Coca Cola Co.  ..................................................     263,150
     1,600   Coca Cola FEMSA S.A. de C.V. (ADR)(Mexico) ......................      89,800
     8,000   Colgate-Palmolive Co.  ..........................................     606,000
    10,000   PanAmerican Beverages, Inc. (Class A)(Mexico) ...................     335,000

                       SEE NOTES TO FINANCIAL STATEMENTS

                                      57

DEAN WITTER RETIREMENT SERIES - AMERICAN VALUE
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

 NUMBER OF
   SHARES                                                                         VALUE
-------------------------------------------------------------------------------------------
    3,000    Procter & Gamble Co.  ...........................................  $  456,375
    7,000    Sunbeam Corporation  ............................................     273,875
                                                                              -------------
                                                                                 2,458,168
                                                                              -------------
             Consumer Business Services (1.4%)
    8,000    AccuStaff, Inc.*  ...............................................     218,000
    7,400    Browning-Ferris Industries, Inc.  ...............................     273,800
    5,000    Corrections Corp. of America*  ..................................     221,562
    2,000    Service Corp. International .....................................      68,000
                                                                              -------------
                                                                                   781,362
                                                                              -------------
             Consumer Products (2.6%)
    5,000    CVS Corp. .......................................................     284,375
    4,000    Philips Electronics NV (Netherlands)  ...........................     327,250
    3,500    Philips Electronics NV (Netherlands)  ...........................     283,962
    1,900    Sony Corp. (Japan)  .............................................     189,134
    3,100    Sony Corp. (ADR)(Japan)  ........................................     315,619
                                                                              -------------
                                                                                 1,400,340
                                                                              -------------
             Drugs (4.0%)
    5,000    Dura Pharmaceuticals, Inc.*  ....................................     194,062
    4,500    Lilly (Eli) & Co.  ..............................................     508,500
    5,000    Medicis Pharmaceutical Corp. (Class A)*  ........................     225,000
      280    Novartis (Switzerland) ..........................................     449,742
    4,400    Pfizer, Inc.  ...................................................     262,350
    3,600    Warner-Lambert Co.  .............................................     502,875
                                                                              -------------
                                                                                 2,142,529
                                                                              -------------
             Energy (5.9%)
    9,000    Baker Hughes, Inc. ..............................................     396,563
    8,000    Cooper Cameron Corp.*  ..........................................     469,000
    2,500    Diamond Offshore Drilling, Inc. .................................     233,125
    5,000    EVI, Inc.*  .....................................................     244,375
    8,000    Falcon Drilling Company, Inc.*  .................................     231,000
   12,000    Halliburton Co.  ................................................     552,000
    5,000    Halter Marine Group, Inc.*  .....................................     153,125
    8,200    Schlumberger, Ltd.  .............................................     626,275
    4,000    Smith International, Inc.*  .....................................     286,750
                                                                              -------------
                                                                                 3,192,213
                                                                              -------------
             Financial-Miscellaneous (7.1%)
      400    Advanta Corp. (Class A)  ........................................      14,400
    7,000    American Express Co. ............................................     586,250
   15,000    Hambrecht & Quist Group*  .......................................     447,188
    2,000    Kansas City Southern Industries, Inc.  ..........................     150,750
    4,000    Legg Mason, Inc.  ...............................................  $  245,750
   16,000    Lehman Brothers Holdings, Inc. ..................................     797,000
    8,000    Merrill Lynch & Co., Inc. .......................................     563,500
    8,000    Paine Webber Group, Inc. ........................................     320,000
    1,000    Price (T.) Rowe Associates, Inc. ................................      54,250
   10,000    Providian Financial Corp.*  .....................................     391,875
    4,500    Salomon, Inc.  ..................................................     285,469
                                                                              -------------
                                                                                 3,856,432
                                                                              -------------
             Healthcare Products & Services (2.9%)
    7,000    HBO & Co.  ......................................................     540,750
   16,000    Health Management Associates, Inc. (Class A)*  ..................     511,000
   20,000    Healthsouth Corp.*  .............................................     530,000
                                                                              -------------
                                                                                 1,581,750
                                                                              -------------
             Insurance (2.3%)
    3,000    Hartford Financial Services Group, Inc.  ........................     261,375
    7,000    Marsh & McLennan Companies, Inc.  ...............................     542,063
    5,000    Nationwide Financial Services, Inc. (Class A)  ..................     151,250
    4,000    Travelers Group, Inc. ...........................................     287,750
                                                                              -------------
                                                                                 1,242,438
                                                                              -------------
             Internet (3.0%)
   10,000    America Online, Inc.*  ..........................................     675,000
   10,000    E*TRADE Group, Inc.*  ...........................................     305,000
   10,000    Sterling Commerce, Inc.*  .......................................     376,875
    5,000    Yahoo! Inc.*  ...................................................     281,250
                                                                              -------------
                                                                                 1,638,125
                                                                              -------------
             Media Group (4.1%)
    6,600    Clear Channel Communications, Inc.*  ............................     410,850
    8,000    Evergreen Media Corp. (Class A)*  ...............................     367,000
   10,000    Jacor Communications, Inc.*  ....................................     428,750
   13,200    Outdoor Systems, Inc.*  .........................................     343,200
    2,000    Univision Communications, Inc. (Class A)*  ......................      86,000
   25,000    Westinghouse Electric Corp. .....................................     601,563
                                                                              -------------
                                                                                 2,237,363
                                                                              -------------
             Medical Supplies (2.4%)
    6,000    Boston Scientific Corp.*  .......................................     430,500
    5,500    Guidant Corp.  ..................................................     501,875
    4,000    Medtronic, Inc.  ................................................     349,000
                                                                              -------------
                                                                                 1,281,375
                                                                              -------------

                       SEE NOTES TO FINANCIAL STATEMENTS

                                      58

DEAN WITTER RETIREMENT SERIES - AMERICAN VALUE
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

 NUMBER OF
   SHARES                                                                         VALUE
-------------------------------------------------------------------------------------------
             Retail (5.8%)
    3,000    Barnes & Noble, Inc.*  .......................................... $   150,000
   13,500    Costco Companies Inc.*  .........................................     511,313
   10,000    Dayton-Hudson Corp.  ............................................     646,250
    5,000    Dollar General Corp. ............................................     220,000
   10,000    Family Dollar Stores, Inc.  .....................................     325,625
    6,000    General Nutrition Companies, Inc.*  .............................     171,000
    7,800    Home Depot, Inc.  ...............................................     389,025
    3,000    Ross Stores, Inc.  ..............................................      94,500
   17,000    Wal-Mart Stores, Inc.  ..........................................     638,563
                                                                              -------------
                                                                                 3,146,276
                                                                              -------------
             Semiconductor Equipment (5.7%)
    9,000    Applied Materials, Inc.*  .......................................     826,313
    2,000    ASM Lithography Holding NV (Netherlands)* .......................     162,000
    5,000    CFM Technologies, Inc.*  ........................................     129,375
    1,000    DuPont Photomasks, Inc.* ........................................      50,750
    3,000    Etec Systems, Inc.*  ............................................     160,875
   13,000    KLA-Tencor Corp.*  ..............................................     786,500
    7,000    LAM Research Corp.*  ............................................     370,125
    7,000    PRI Automation, Inc.*  ..........................................     345,625
    5,000    Teradyne, Inc.*  ................................................     233,750
                                                                              -------------
                                                                                 3,065,313
                                                                              -------------
             Semiconductors (9.2%)
    4,000    Altera Corp.  ...................................................     241,000
   17,000    Analog Devices, Inc.*  ..........................................     534,438
   10,000    Burr-Brown Corp.*  ..............................................     348,125
      700    Galileo Technology Ltd. (Israel)* ...............................      16,975
    2,000    Intel Corp.  ....................................................     183,500
    5,000    Lattice Semiconductor Corp.*  ...................................     335,625
    5,000    Linear Technology Corp.  ........................................     333,750
    8,000    Maxim Integrated Products, Inc.* ................................     553,000
    2,500    MEMC Electronic Materials, Inc.* ................................      72,500
    4,000    Micrel, Inc.*  ..................................................     259,000
    9,000    Micron Technology, Inc. *  ......................................     438,188
    6,000    Motorola, Inc.  .................................................     481,875
    6,000    Texas Instruments, Inc. .........................................     690,000
   10,000    Vitesse Semiconductor Corp.*  ...................................     483,750
                                                                              -------------
                                                                                 4,971,726
                                                                              -------------
             Transportation (1.1%)
      900    Continental Airlines, Inc. (Class B)*  .......................... $    33,525
    4,000    PACCAR, Inc. ....................................................     197,000
    1,400    Ryanair Holdings PLC (ADR)(Ireland)*  ...........................      39,375
    3,000    Teekay Shipping Corp.  ..........................................     104,813
    6,000    US Airways Group, Inc.*  ........................................     229,877
                                                                              -------------
                                                                                   604,590
                                                                              -------------
             TOTAL COMMON STOCKS (Identified Cost $42,913,438)  ..............  52,998,134
                                                                              -------------

   PRINCIPAL
   AMOUNT IN
   THOUSANDS
--------------------------------------------------------------
               SHORT-TERM INVESTMENT (a) (1.7%)
               U.S. GOVERNMENT AGENCY
     $900      Federal Home Loan Mortgage
                Corp. 5.75% due 08/01/97
                (Amortized Cost $900,000)..........    900,000
                                                   -----------
TOTAL INVESTMENTS
(Identified Cost $43,813,438)(b) .          99.4%   53,898,134
CASH AND OTHER ASSETS IN EXCESS
OF LIABILITIES ...................           0.6       316,360
                                         -------- ------------
NET ASSETS........................         100.0%  $54,214,494
                                         ======== ============

------------
ADR      American Depository Receipt.
*        Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $10,364,753 and the aggregate gross unrealized depreciation is $280,057, resulting in net unrealized appreciation of $10,084,696.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - CAPITAL GROWTH
PORTFOLIO OF INVESTMENTS July 31, 1997

 NUMBER OF
   SHARES                                                                         VALUE
------------------------------------------------------------------------------------------
             COMMON STOCKS (98.0%)
             Auto Trucks & Parts (2.3%)
    5,000    Miller Industries, Inc.* ........................................  $ 84,375
                                                                              ------------
             Banking (4.8%)
    1,450    State Street Corp. ..............................................    81,291
    1,350    Washington Mutual, Inc. .........................................    93,150
                                                                              ------------
                                                                                 174,441
                                                                              ------------
             Commercial Services (1.4%)
    1,900    Affiliated Computer Services, Inc. (Class A)* ...................    51,537
                                                                              ------------
             Communications -
             Equipment & Software (3.8%)
    1,100    3Com Corp.* .....................................................    60,087
    1,350    Tellabs, Inc.* ..................................................    80,747
                                                                              ------------
                                                                                 140,834
                                                                              ------------
             Computer Services (1.9%)
    1,800    Sterling Commerce, Inc.* ........................................    67,837
                                                                              ------------
             Computer Software (8.9%)
    1,100    Computer Associates International, Inc. .........................    74,869
    2,200    Danka Business Systems PLC (ADR)(United Kingdom) ................   107,525
      800    Electronics for Imaging, Inc.* ..................................    44,000
      450    Microsoft Corp.* ................................................    63,591
      700    Oracle Corp.* ...................................................    38,019
                                                                              ------------
                                                                                 328,004
                                                                              ------------
             Computer - Systems (4.7%)
    2,000    EMC Corp.* ......................................................   101,000
      900    SCI Systems, Inc.* ..............................................    71,494
                                                                              ------------
                                                                                 172,494
                                                                              ------------
             Consumer Business Services (2.6%)
    2,200    AccuStaff, Inc.* ................................................    59,950
    1,000    Service Corp. International .....................................    34,000
                                                                              ------------
                                                                                  93,950
                                                                              ------------
             Drugs (1.4%)
    1,100    Elan Corp. PLC (ADR)(Ireland)* ..................................    52,250
                                                                              ------------
             Electronics (4.2%)
      750    Hadco Corp.* ....................................................    49,406
    1,800    Jabil Circuit, Inc.* ............................................    87,637
      250    Sanmina Corp.* ..................................................    18,344
                                                                              ------------
                                                                                 155,387
                                                                              ------------
             Electronics - Semiconductors/
             Components (1.2%)
      400    Intel Corp. .....................................................    36,700
      150    Photronics, Inc.* ...............................................     8,137
                                                                              ------------
                                                                                  44,837
                                                                              ------------
             Enviromental Control (1.5%)
    1,600    Newpark Resources, Inc.* ........................................  $ 55,300
                                                                              ------------
             Financial - Miscellaneous (11.4%)
    1,600    Green Tree Financial Corp. ......................................    75,400
      700    Household International, Inc. ...................................    90,650
    2,200    MBNA Corp. ......................................................    99,000
    1,300    MGIC Investment Corp. ...........................................    68,331
    1,400    SunAmerica, Inc. ................................................    84,700
                                                                              ------------
                                                                                 418,081
                                                                              ------------
             Healthcare - Diversified (2.2%)
    2,000    Universal Health Services, Inc. (Class B)* ......................    81,250
                                                                              ------------
             Hospital Management (1.5%)
    1,200    Express Scripts, Inc. (Class A)* ................................    53,400
                                                                              ------------
             Household Furnishings & Appliances (3.1%)
    1,200    American Standard Companies, Inc.* ..............................    59,625
    1,000    Ethan Allen Interiors, Inc. .....................................    53,000
                                                                              ------------
                                                                                 112,625
                                                                              ------------
             Life Insurance (1.4%)
    1,300    Providian Financial Corp.* ......................................    50,944
                                                                              ------------
             Manufacturing - Diversified (2.7%)
    1,200    Tyco International Ltd. .........................................    97,200
                                                                              ------------
             Media (2.0%)
    1,200    Clear Channel Communications, Inc.* .............................    74,700
                                                                              ------------
             Oil & Gas Products (0.5%)
      300    Camco International, Inc. .......................................    19,387
                                                                              ------------
             Oil Drilling & Services (9.3%)
    1,450    ENSCO International, Inc.* ......................................    95,881
    2,900    Pride International, Inc.* ......................................    76,669
    1,500    Tidewater, Inc. .................................................    75,750
    2,400    Varco International, Inc.* ......................................    92,850
                                                                              ------------
                                                                                 341,150
                                                                              ------------
             Oil Equipment & Services (4.2%)
    2,400    Falcon Drilling Company, Inc.* ..................................    69,300
    1,200    Smith International, Inc.* ......................................    86,025
                                                                              ------------
                                                                                 155,325
             Pharmaceuticals (2.8%)
    2,300    Medicis Pharmaceutical Corp. (Class A)* .........................   103,500
                                                                              ------------
             Retail - Department Stores (3.7%)
    1,900    Dollar General Corp. ............................................    83,600
      950    Proffitt's, Inc.* ...............................................    50,350
                                                                              ------------
                                                                                 133,950
                                                                              ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

                                      60


DEAN WITTER RETIREMENT SERIES - CAPITAL GROWTH
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

 NUMBER OF
   SHARES                                                                         VALUE
------------------------------------------------------------------------------------------
             Retail - Drugs Stores (1.7%)
    1,100    Walgreen Co. ....................................................  $ 62,150
                                                                              ------------
             Retail - Food Chains (4.1%)
    2,400    Kroger Co.* .....................................................    70,950
    1,500    Safeway, Inc.* ..................................................    80,438
                                                                              ------------
                                                                                 151,388
                                                                              ------------
             Retail - Specialty (6.0%)
    1,562    Consolidated Stores Corp.* ......................................    62,871
    2,700    General Nutrition Companies, Inc.* ..............................    76,950
    3,200    Staples, Inc.* ..................................................    80,400
                                                                              ------------
                                                                                 220,221
                                                                              ------------
             Utilities - Electric (1.9%)
      900    AES Corp.* ......................................................    71,100
                                                                              ------------
             Utilities - Telephone (0.8%)
      850    Airtouch Communications, Inc.* ..................................    27,997
                                                                              ------------

TOTAL INVESTMENTS
(Identified Cost $2,725,382)(a) .    98.0%   3,595,614
CASH AND OTHER ASSETS IN EXCESS
OF LIABILITIES...................     2.0       74,032
                                    -----   ----------
NET ASSETS.......................   100.0%  $3,669,646
                                    =====   ==========

------------
ADR     American Depository Receipt.
*       Non-income producing security.
(a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $870,624 and the aggregate gross unrealized depreciation is $392, resulting in net unrealized appreciation of $870,232.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - DIVIDEND GROWTH
PORTFOLIO OF INVESTMENTS July 31, 1997

 NUMBER OF
   SHARES                                                                          VALUE
--------------------------------------------------------------------------------------------
             COMMON STOCKS (100.0%)
             Aerospace (2.7%)
    55,000   Raytheon Co.  ...................................................  $3,073,125
                                                                              --------------
             Aluminum (2.7%)
    35,500   Aluminum Co. of America  ........................................   3,141,750
                                                                              --------------
             Automotive (5.3%)
    84,000   Chrysler Corp.  .................................................   3,118,500
    74,000   Ford Motor Co.  .................................................   3,024,750
                                                                              --------------
                                                                                 6,143,250
                                                                              --------------
             Banks (2.7%)
    43,000   NationsBank Corp.  ..............................................   3,061,062
                                                                              --------------
             Banks - Money Center (2.7%)
    41,000   BankAmerica Corp.  ..............................................   3,095,500
                                                                              --------------
             Beverages - Soft Drinks (2.7%)
    81,000   PepsiCo Inc.  ...................................................   3,103,312
                                                                              --------------
             Chemicals (5.1%)
    44,000   Du Pont (E.I.) de Nemours & Co., Inc.  ..........................   2,945,250
    49,500   Eastman Chemical Co.  ...........................................   2,994,750
                                                                              --------------
                                                                                 5,940,000
                                                                              --------------
             Computers - Systems (2.7%)
    29,000   International Business Machines Corp.  ..........................   3,066,750
                                                                              --------------
             Conglomerates (5.1%)
    31,500   Minnesota Mining & Manufacturing Co.  ...........................   2,984,625
    63,000   Tenneco, Inc.  ..................................................   2,937,375
                                                                              --------------
                                                                                 5,922,000
                                                                              --------------
             Drugs (2.6%)
    38,000   Bristol-Myers Squibb Co.  .......................................   2,980,625
                                                                              --------------
             Drugs & Healthcare (2.7%)  ......................................
    47,000   Abbott Laboratories  ............................................   3,075,562
                                                                              --------------
             Electric - Major (2.6%)
    42,300   General Electric Co.  ...........................................   2,968,931
                                                                              --------------
             Energy (2.6%)
    47,000   Kerr-McGee Corp.  ...............................................   2,943,375
                                                                              --------------
             Foods (5.2%)
    59,800   Quaker Oats Company (The)  ......................................   3,061,012
    13,300   Unilever NV (ADR)(Netherlands)  .................................   2,899,400
                                                                              --------------
                                                                                 5,960,412
                                                                              --------------
             Machinery - Agricultural (2.6%)
    53,600   Deere & Co.  ....................................................   3,048,500
                                                                              --------------
             Manufacturing - Diversified (2.5%)
    39,000   Honeywell, Inc.  ................................................  $2,912,813
                                                                              --------------
             Metals - Miscellaneous (2.5%)
    34,000   Phelps Dodge Corp.  .............................................   2,892,125
                                                                              --------------
             Natural Gas (2.6%)
    78,000   Enron Corp.  ....................................................   2,959,125
                                                                              --------------
             Office Equipment (2.7%)
    41,000   Pitney Bowes, Inc.  .............................................   3,080,125
                                                                              --------------
             Oil - Domestic (5.3%)
    32,000   Amoco Corp.  ....................................................   3,008,000
    59,000   Ashland, Inc.  ..................................................   3,134,375
                                                                              --------------
                                                                                 6,142,375
                                                                              --------------
             Oil Integrated - International (2.7%)
    48,200   Exxon Corp.  ....................................................   3,096,850
                                                                              --------------
             Paper & Forest Products (2.7%)
    51,000   Weyerhaeuser Co.  ...............................................   3,174,750
                                                                              --------------
             Photography (2.6%)
    45,500   Eastman Kodak Co.  ..............................................   3,048,500
                                                                              --------------
             Railroads (2.8%)
    51,500   CSX Corp.  ......................................................   3,180,125
                                                                              --------------
             Retail - Department Stores (2.6%)
    54,000   May Department Stores Co.  ......................................   3,017,250
                                                                              --------------
             Retail - Food Chains (2.6%)
   120,600   American Stores Co.  ............................................   3,045,150
                                                                              --------------
             Steel (2.5%)
    83,000   Timken Co.  .....................................................   2,920,563
                                                                              --------------
             Telecommunications (5.3%)
    41,000   Bell Atlantic Corp.  ............................................   2,975,063
    63,000   Sprint Corp.  ...................................................   3,118,500
                                                                              --------------
                                                                                 6,093,563
                                                                              --------------
             Tobacco (2.6%)
    67,000   Philip Morris Companies, Inc.  ..................................   3,023,375
                                                                              --------------
             Utilities - Electric (8.0%)
   142,000   Houston Industries, Inc.  .......................................   2,973,125
    82,800   New England Electric System  ....................................   3,089,475
   139,000   Unicom Corp.  ...................................................   3,153,563
                                                                              --------------
                                                                                 9,216,163
                                                                              --------------
             TOTAL COMMON STOCKS
             (Identified Cost $86,532,718)  .................................. 115,327,006
                                                                              --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - DIVIDEND GROWTH
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                                        VALUE
-------------------------------------------------------------------------------------------
             SHORT-TERM INVESTMENT (0.7%)
             REPURCHASE AGREEMENT
             The Bank of New York 5.75%  due 08/01/97 (dated 07/31/97;
      $757   proceeds $757,142)(a)  (Identified Cost $757,021)  .............   $ 757,021
                                                                              -------------

TOTAL INVESTMENTS
(Identified Cost $87,289,739)(b)  .   100.7%     116,084,027
LIABILITIES IN EXCESS OF OTHER
ASSETS ............................    (0.7)        (772,518)
                                    --------   -------------
NET ASSETS ........................   100.0%    $115,311,509
                                    ========   =============

------------
ADR     American Depository Receipt.
(a) Collateralized by $244,167 Federal National Mortgage Association 9.55% due 11/10/97 valued at $252,039, $400,000 Federal National
        Mortgage Association 7.37% due 04/14/04 valued at $414,359 and $99,269 Federal National Mortgage Association 7.50% due 04/16/07 valued at $105,764.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $29,069,461 and the aggregate gross unrealized depreciation is $275,173, resulting in net unrealized appreciation of $28,794,288.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - UTILITIES
PORTFOLIO OF INVESTMENTS July 31, 1997

 NUMBER OF
   SHARES                                                                        VALUE
-----------------------------------------------------------------------------------------
             COMMON STOCKS (100.0%)
             Natural Gas (19.1%)
    5,000    American Water Works Company, Inc.  ............................. $  108,437
    3,500    Brooklyn Union Gas Co. ..........................................    105,219
    4,500    Calpine Corp.* ..................................................     88,875
    3,500    Enron Corp. .....................................................    132,781
    5,000    MCN Corp.  ......................................................    158,437
    2,000    Mobil Corp. .....................................................    153,000
    3,000    Pacific Enterprises .............................................    100,312
    4,000    Williams Companies, Inc. ........................................    183,000
                                                                              -----------
                                                                                1,030,061
                                                                              -----------
             Telecommunications (29.1%)
    3,000    Alltel Corp. ....................................................     98,625
    3,000    AT&T Corp.  .....................................................    110,438
    3,000    BellSouth Corp.  ................................................    142,125
    3,500    Cable & Wireless PLC (ADR)(United Kingdom) ......................    105,219
    2,500    Compania de Telefonos de Chile S.A. (ADR)(Chile) ................     82,344
    7,000    Grupo Iusacell S.A. de C.V. (Series L)(ADR)(Mexico)* ............    131,688
    3,000    GTE Corp. .......................................................    139,500
    2,000    Nokia Corp. (ADR)(Finland)* .....................................    171,250
    3,000    Sprint Corp. ....................................................    148,500
    3,000    Teleport Communications Group Inc. (Class A)* ...................    118,125
    2,500    Vodafone Group PLC (ADR)(United Kingdom) ........................    126,250
    5,500    WorldCom, Inc.* .................................................    192,156
                                                                              -----------
                                                                                1,566,220
                                                                              -----------
             Utilities - Electric (51.8%)
    2,000    AES Corp.* ......................................................    158,000
    3,000    American Electric Power Co. .....................................    134,250
    4,000    CILCORP, Inc.  ..................................................    167,750
    4,000    CINergy Corp.  ..................................................    134,500
    4,000    CMS Energy Corp.  ...............................................    148,000
    5,000    DPL, Inc.  ......................................................    123,125
    4,050    DQE, Inc.  ......................................................    127,828
    3,000    Duke Energy Corp. ...............................................    152,063
    5,000    Edison International  ...........................................    126,250
    4,000    Florida Progress Corp.  .........................................    128,750
    4,000    General Public Utilities Corp.  .................................    138,750
    6,000    MDU Resources Group, Inc.  ......................................    142,500
    3,000    NIPSCO Industries, Inc. .........................................    126,375
    5,500    PacifiCorp ......................................................    122,719
    4,500    Pinnacle West Capital Corp.  ....................................    142,031
    4,000    Public Service Company of Colorado .............................. $  166,500
    4,500    Sierra Pacific Resources ........................................    143,719
    6,000    Teco Energy, Inc.  ..............................................    152,250
    4,000    Utilicorp United, Inc. ..........................................    119,250
    4,000    Western Resources, Inc. .........................................    138,500
                                                                              -----------
                                                                                2,793,110
                                                                              -----------
             TOTAL COMMON STOCKS
             (Identified Cost $4,358,265) ....................................  5,389,391
                                                                              -----------
 PRINCIPAL
 AMOUNT IN
 THOUSANDS
-----------
             SHORT-TERM INVESTMENTS (5.2%)
             U.S. GOVERNMENT AGENCY (a)(2.8%)
             Federal National Mortgage Assoc. 5.48% due 08/04/97
    $150     (Amortized Cost $149,931) .......................................    149,931
                                                                              -----------
             REPURCHASE AGREEMENT (2.4%)
             The Bank of New York
             5.75% due 08/01/97 (dated 07/31/97; proceeds $132,571)(b)
      133    (Identified Cost $132,550) ......................................    132,550
                                                                              -----------
             TOTAL SHORT-TERM INVESTMENTS
             (Identified Cost $282,481) ......................................    282,481
                                                                              -----------

TOTAL INVESTMENTS
(IDENTIFIED COST $4,640,746)
(C) .............  .............   105.2%    5,671,872
LIABILITIES IN EXCESS OF OTHER
 ASSETS........................     (5.2)     (280,644)
                                   -----   -----------
NET ASSETS.....................    100.0%  $ 5,391,228
                                   =====   ===========

--------------
ADR     American Depository Receipt.
*       Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $30,477 U.S. Treasury Note 6.25% due 05/31/99 valued at $31,043 and $99,095 U.S. Treasury Note 7.125% due 09/30/99
        valued at $104,158.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $1,034,626 and the aggregate gross unrealized depreciation is $3,500, resulting in net unrealized appreciation of $1,031,126.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS July 31, 1997

 NUMBER OF
   SHARES                                                                         VALUE
-------------------------------------------------------------------------------------------
             COMMON STOCKS (97.4%)
             Aerospace & Defense (1.0%)
      750    Boeing Co.  .....................................................  $   44,109
      550    General Dynamics Corp.  .........................................      48,675
      450    Lockheed Martin Corp.  ..........................................      47,925
      550    McDonnell Douglas Corp.  ........................................      42,075
      450    Northrop Grumman Corp.  .........................................      51,806
                                                                              -------------
                                                                                   234,590
                                                                              -------------
             Agriculture Related (0.2%)
      600    Pioneer Hi-Bred International, Inc. .............................      44,400
                                                                              -------------
             Air Freight (0.2%)
      800    Federal Express Corp.* ..........................................      51,650
                                                                              -------------
             Airlines (0.8%)
      450    AMR Corp.* ......................................................      48,403
      450    Delta Air Lines, Inc.  ..........................................      39,994
    1,550    Southwest Airlines Co.  .........................................      45,241
    1,300    US Airways Group, Inc.* .........................................      49,806
                                                                              -------------
                                                                                   183,444
                                                                              -------------
             Aluminum (0.6%)
    1,100    Alcan Aluminum Ltd. (Canada) ....................................      43,106
      600    Aluminum Co. of America .........................................      53,100
      550    Reynolds Metals Co.  ............................................      42,900
                                                                              -------------
                                                                                   139,106
                                                                              -------------
             Auto Parts - After Market (1.5%)
    1,850    Cooper Tire & Rubber Co.  .......................................      46,134
    1,150    Dana Corp.  .....................................................      52,253
    1,250    Echlin, Inc.  ...................................................      46,328
    1,275    Genuine Parts Co.  ..............................................      41,597
      750    Goodyear Tire & Rubber Co.  .....................................      48,422
    1,500    ITT Industries, Inc.  ...........................................      42,469
    1,000    Snap-On, Inc.  ..................................................      41,250
      800    TRW, Inc.  ......................................................      46,800
                                                                              -------------
                                                                                   365,253
                                                                              -------------
             Auto Trucks & Parts (0.6%)
      650    Cummins Engine Co., Inc.  .......................................      51,025
    2,500    Navistar International Corp.* ...................................      51,562
    1,050    PACCAR, Inc.  ...................................................      51,712
                                                                              -------------
                                                                                   154,299
                                                                              -------------
             Automobiles (0.6%)
    1,100    Chrysler Corp.  .................................................      40,837
    1,100    Ford Motor Co.  .................................................      44,962
      800    General Motors Corp.  ...........................................      49,500
                                                                              -------------
                                                                                   135,299
                                                                              -------------
             Banks - Money Center (1.2%)
      700    BankAmerica Corp.  ..............................................  $   52,850
      450    Bankers Trust New York Corp.  ...................................      45,534
      400    Chase Manhattan Corp.  ..........................................      45,425
      350    Citicorp ........................................................      47,512
      650    First Chicago NBD Corp.  ........................................      49,319
      400    Morgan (J.P.) & Co., Inc.  ......................................      46,350
                                                                              -------------
                                                                                   286,990
                                                                              -------------
             Banks - Regional (4.4%)
      950    Banc One Corp.  .................................................      53,319
    1,100    Bank of New York Co., Inc.  .....................................      53,419
      550    BankBoston Corp.  ...............................................      46,716
      900    Barnett Banks, Inc.  ............................................      51,244
      600    Comerica, Inc.  .................................................      45,375
      700    CoreStates Financial Corp.  .....................................      43,181
      825    Fifth Third Bancorp .............................................      52,078
      550    First Bank System, Inc.  ........................................      48,950
      450    First Union Corp.  ..............................................      45,647
      700    Fleet Financial Group, Inc.  ....................................      47,512
      700    KeyCorp .........................................................      43,531
    1,000    Mellon Bank Corp.  ..............................................      50,437
      750    National City Corp.  ............................................      44,625
      700    NationsBank Corp.  ..............................................      49,831
      750    Norwest Corp.  ..................................................      47,297
      900    PNC Bank Corp.  .................................................      41,175
      450    Republic New York Corp.  ........................................      51,975
      700    SunTrust Banks, Inc.  ...........................................      44,931
      750    U.S. Bancorp ....................................................      49,969
      700    Wachovia Corp.  .................................................      45,150
      800    Washington Mutual, Inc.  ........................................      55,200
      150    Wells Fargo & Co.  ..............................................      41,241
                                                                              -------------
                                                                                 1,052,803
                                                                              -------------
             Beverages - Alcoholic (0.7%)
    1,100    Anheuser-Busch Companies, Inc.  .................................      47,231
      800    Brown-Forman Corp. (Class B) ....................................      39,000
    1,650    Coors (Adolph) Co.  .............................................      51,872
    1,100    Seagram Co. Ltd. (Canada) .......................................      42,144
                                                                              -------------
                                                                                   180,247
                                                                              -------------
             Beverages - Soft Drinks (0.5%)
      650    Coca Cola Co.  ..................................................      45,012
    1,150    PepsiCo, Inc.  ..................................................      44,059
    1,700    Whitman Corp.  ..................................................      42,925
                                                                              -------------
                                                                                   131,996
                                                                              -------------
             Biotechnology (0.2%)
     700     Amgen, Inc.* ....................................................      41,125
                                                                              -------------

                      SEE NOTES TO FINANCIAL STATEMENTS

                                      65

DEAN WITTER RETIREMENT SERIES - VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

 NUMBER OF
   SHARES                                                                         VALUE
-------------------------------------------------------------------------------------------
             Broadcast Media (0.6%)
    2,200    Comcast Corp. (Class A Special) .................................   $ 49,637
    3,100    Tele-Communications, Inc. (Class A)* ............................     52,894
    2,200    U.S. West Media Group* ..........................................     48,537
                                                                              -------------
                                                                                  151,068
                                                                              -------------
             Brokerage (0.2%)
    1,000    Schwab (Charles) Corp.  .........................................     46,812
                                                                              -------------
             Building Materials (0.7%)
      600    Armstrong World Industries, Inc.  ...............................     44,287
    1,000    Masco Corp.  ....................................................     46,875
    1,000    Owens-Corning ...................................................     42,062
    1,300    Sherwin-Williams Co.  ...........................................     41,681
                                                                              -------------
                                                                                  174,905
                                                                              -------------
             Business Services (0.2%)
    1,200    Cognizant Corp.  ................................................     51,150
                                                                              -------------
             Chemicals (1.5%)
      550    Air Products & Chemicals, Inc.  .................................     48,503
      450    Dow Chemical Co.  ...............................................     42,750
      700    Du Pont (E.I.) De Nemours & Co., Inc.  ..........................     46,856
      750    Eastman Chemical Co.  ...........................................     45,375
      900    Monsanto Co.  ...................................................     44,831
      800    Praxair, Inc.  ..................................................     44,100
      450    Rohm & Haas Co.  ................................................     44,100
      750    Union Carbide Corp.  ............................................     41,531
                                                                              -------------
                                                                                  358,046
                                                                              -------------
             Chemicals - Diversified (0.9%)
    1,100    Avery Dennison Corp.  ...........................................     48,537
    1,800    Engelhard Corp.  ................................................     38,700
      550    FMC Corp.* ......................................................     47,162
      950    Goodrich (B.F.) Co.  ............................................     42,928
      700    PPG Industries, Inc.  ...........................................     44,800
                                                                              -------------
                                                                                  222,127
                                                                              -------------
             Chemicals - Specialty (1.5%)
    1,000    Ecolab, Inc.  ...................................................     46,687
      750    Grace (W. R.) & Co.  ............................................     46,125
      850    Great Lakes Chemical Corp.  .....................................     42,553
      850    Hercules, Inc.  .................................................     45,156
      800    International Flavors & Fragrances Inc.  ........................     42,450
    1,300    Morton International, Inc.  .....................................     43,469
    1,050    Nalco Chemical Co.  .............................................     42,853
    1,200    Sigma-Aldrich Corp.  ............................................     41,250
                                                                              -------------
                                                                                  350,543
                                                                              -------------
             Communications -
             Equipment/Manufacturers (1.2%)
    1,500    Andrew Corp.* ...................................................   $ 39,094
    1,650    DSC Communications Corp.* .......................................     48,572
    2,200    NextLevel Systems, Inc.* ........................................     43,862
      500    Northern Telecom Ltd. (Canada) ..................................     52,281
    2,300    Scientific-Atlanta, Inc.  .......................................     48,300
      800    Tellabs, Inc.* ..................................................     47,850
                                                                              -------------
                                                                                  279,959
                                                                              -------------
             Communications Equipment (0.6%)
      500    Harris Corp.  ...................................................     43,437
      600    Lucent Technologies Inc.  .......................................     50,962
      650    Motorola, Inc.  .................................................     52,203
                                                                              -------------
                                                                                  146,602
                                                                              -------------
             Computer Software & Services (3.0%)
      900    3Com Corp.* .....................................................     49,162
    1,200    Adobe Systems, Inc.  ............................................     44,850
    1,200    Autodesk, Inc.  .................................................     50,850
      900    Automatic Data Processing, Inc.  ................................     44,550
    1,650    Bay Networks, Inc.* .............................................     50,325
    1,400    Cabletron Systems, Inc.* ........................................     47,425
    1,000    Ceridian Corp.* .................................................     43,750
      650    Cisco Systems, Inc.* ............................................     51,634
      750    Computer Associates International, Inc.  ........................     51,047
      600    Computer Sciences Corp.* ........................................     48,862
      350    Microsoft Corp.* ................................................     49,459
       10    Netscape Communications Corp.* ..................................        380
    5,200    Novell, Inc.* ...................................................     39,325
      950    Oracle Corp.* ...................................................     51,597
      900    Parametric Technology Corp.* ....................................     44,100
    5,800    Unisys Corp.* ...................................................     55,825
                                                                              -------------
                                                                                  723,141
                                                                              -------------
             Computers - Peripheral Equipment (0.4%)
    1,050    EMC Corp.* ......................................................     53,025
    1,000    Seagate Technology, Inc.* .......................................     41,062
                                                                              -------------
                                                                                   94,087
                                                                              -------------
             Computers - Systems (2.5%)
    4,400    Amdahl Corp.* ...................................................     51,975
    2,500    Apple Computer, Inc.* ...........................................     43,594
      950    COMPAQ Computer Corp.* ..........................................     54,269
    1,750    Data General Corp.* .............................................     52,828
      600    Dell Computer Corp.* ............................................     51,300
    1,100    Digital Equipment Corp.* ........................................     45,306
      700    Hewlett-Packard Co.  ............................................     49,044

                       SEE NOTES TO FINANCIAL STATEMENTS

                                      66

DEAN WITTER RETIREMENT SERIES - VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

 NUMBER OF
   SHARES                                                                         VALUE
-------------------------------------------------------------------------------------------
      500    International Business Machines Corp.  ..........................   $ 52,875
      800    Shared Medical Systems Corp.  ...................................     43,100
    2,150    Silicon Graphics, Inc.* .........................................     53,750
    1,150    Sun Microsystems, Inc.* .........................................     52,541
    1,700    Tandem Computers Inc.* ..........................................     49,937
                                                                              -------------
                                                                                  600,519
                                                                              -------------
             Containers - Metal & Glass (0.4%)
    1,400    Ball Corp.  .....................................................     41,650
      900    Crown Cork & Seal Co., Inc.  ....................................     45,506
                                                                              -------------
                                                                                   87,156
                                                                              -------------
             Containers - Paper (0.7%)
      900    Bemis Company, Inc.  ............................................     41,344
    3,200    Stone Container Corp.  ..........................................     53,200
      600    Temple-Inland, Inc.  ............................................     40,387
      700    Union Camp Corp.  ...............................................     40,994
                                                                              -------------
                                                                                  175,925
                                                                              -------------
             Cosmetics (0.6%)
    1,600    Alberto-Culver Co. (Class B) ....................................     44,900
      600    Avon Products, Inc.  ............................................     43,537
      450    Gillette Co.  ...................................................     44,550
                                                                              -------------
                                                                                  132,987
                                                                              -------------
             Data Processing (0.4%)
    1,200    Equifax, Inc.  ..................................................     40,725
    1,000    First Data Corp.  ...............................................     43,625
                                                                              -------------
                                                                                   84,350
                                                                              -------------
             Distributors - Consumer Products (0.7%)
      700    Cardinal Health, Inc.  ..........................................     43,575
    2,400    Fleming Companies., Inc.  .......................................     38,250
    1,300    Supervalu, Inc.  ................................................     52,650
    1,150    Sysco Corp.  ....................................................     42,909
                                                                              -------------
                                                                                  177,384
                                                                              -------------
             Electrical Equipment (1.8%)
    1,000    AMP, Inc.  ......................................................     52,250
      700    Emerson Electric Co.  ...........................................     41,300
      700    General Electric Co.  ...........................................     49,131
      950    General Signal Corp.  ...........................................     46,728
      550    Honeywell, Inc.  ................................................     41,078
      550    Raychem Corp.  ..................................................     53,350
      700    Rockwell International Corp.  ...................................     45,937
      800    Thomas & Betts Corp.  ...........................................     45,700
    1,950    Westinghouse Electric Corp.  ....................................     46,922
                                                                              -------------
                                                                                  422,396
                                                                              -------------
             Electronic Components (0.2%)
      500    Grainger (W.W.), Inc.  ..........................................   $ 48,000
                                                                              -------------
             Electronics - Defense (0.2%)
      850    Raytheon Co.  ...................................................     47,494
                                                                              -------------
             Electronics - Instrumentation (0.6%)
    2,200    EG & G, Inc.  ...................................................     45,100
      550    Perkin-Elmer Corp.  .............................................     44,894
      750    Tektronix, Inc.  ................................................     46,312
                                                                              -------------
                                                                                  136,306
                                                                              -------------
             Electronics - Semiconductors (1.2%)
    1,300    Advanced Micro Devices, Inc.* ...................................     45,581
      500    Intel Corp.  ....................................................     45,875
    1,500    LSI Logic Corp.* ................................................     47,344
    1,150    Micron Technology, Inc.  ........................................     55,991
    1,500    National Semiconductor Corp.* ...................................     47,250
      450    Texas Instruments, Inc.  ........................................     51,750
                                                                              -------------
                                                                                  293,791
                                                                              -------------
             Engineering & Construction (0.6%)
      700    Fluor Corp.  ....................................................     43,050
      950    Foster Wheeler Corp.  ...........................................     42,156
    1,700    McDermott International, Inc.  ..................................     51,956
                                                                              -------------
                                                                                  137,162
                                                                              -------------
             Entertainment (0.7%)
    1,100    King World Productions, Inc.* ...................................     44,412
      850    Time Warner, Inc.  ..............................................     46,378
    1,400    Viacom, Inc. (Class B)* .........................................     43,225
      500    Walt Disney Co.  ................................................     40,406
                                                                              -------------
                                                                                  174,421
                                                                              -------------
             Entertainment, Gaming & Lodging (0.2%)
    2,400    Harrah's Entertainment, Inc.* ...................................     49,200
                                                                              -------------
             Finance - Consumer (1.0%)
      600    Beneficial Corp.  ...............................................     43,500
    1,400    Countrywide Credit Industries, Inc.  ............................     49,350
    1,100    Green Tree Financial Corp.  .....................................     51,837
      400    Household International, Inc.  ..................................     51,800
    1,150    MBNA Corp.  .....................................................     51,750
                                                                              -------------
                                                                                  248,237
                                                                              -------------
             Finance - Diversified (1.8%)
      600    American Express Co.  ...........................................     50,250
      950    American General Corp.  .........................................     50,587
      900    Fannie Mae ......................................................     42,581
    1,200    Freddie Mac .....................................................     43,275
      400    MBIA Inc.  ......................................................     47,200

                       SEE NOTES TO FINANCIAL STATEMENTS

                                      67

DEAN WITTER RETIREMENT SERIES - VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

 NUMBER OF
   SHARES                                                                         VALUE
-------------------------------------------------------------------------------------------
      900    MGIC Investment Corp.  ..........................................   $ 47,306
    1,050    Morgan Stanley, Dean Witter, Discover & Co. (Note 3) ............     54,928
      700    SunAmerica, Inc.  ...............................................     42,350
      500    Transamerica Corp.  .............................................     50,437
                                                                              -------------
                                                                                  428,914
                                                                              -------------
             Foods (2.4%)
    2,100    Archer-Daniels-Midland Co.  .....................................     47,250
      800    Campbell Soup Co.  ..............................................     41,500
      700    ConAgra, Inc.  ..................................................     49,219
      500    CPC International, Inc.  ........................................     47,969
      600    General Mills, Inc.  ............................................     41,475
      900    Heinz (H.J.) Co.  ...............................................     41,569
      750    Hershey Foods Corp.  ............................................     41,437
      500    Kellogg Co.  ....................................................     45,937
      900    Quaker Oats Company (The) .......................................     46,069
      500    Ralston-Ralston Purina Group ....................................     45,125
      900    Sara Lee Corp.  .................................................     39,431
      200    Unilever NV (ADR)(Netherlands) ..................................     43,600
      600    Wrigley (Wm.) Jr. Co. (Class A) .................................     46,162
                                                                              -------------
                                                                                  576,743
                                                                              -------------
             Hardware & Tools (0.4%)
    1,200    Black & Decker Corp.  ...........................................     50,550
    1,100    Stanley Works ...................................................     49,844
                                                                              -------------
                                                                                  100,394
                                                                              -------------
             Healthcare - Diversified (1.6%)
      650    Abbott Laboratories .............................................     42,534
    1,400    Allergan, Inc.  .................................................     44,712
      600    American Home Products Corp.  ...................................     49,462
      600    Bristol-Myers Squibb Co.  .......................................     47,062
    1,800    Healthsouth Corp.* ..............................................     47,700
      700    Johnson & Johnson ...............................................     43,619
    1,300    Mallinckrodt Group, Inc.  .......................................     45,500
      380    Warner-Lambert Co.  .............................................     53,081
                                                                              -------------
                                                                                  373,670
                                                                              -------------
             Healthcare - Drugs (1.0%)
      450    Lilly (Eli) & Co.  ..............................................     50,850
      450    Merck & Co., Inc.  ..............................................     46,772
      800    Pfizer, Inc.  ...................................................     47,700
    1,200    Pharmacia & Upjohn, Inc.  .......................................     45,300
    1,000    Schering-Plough Corp.  ..........................................     54,562
                                                                              -------------
                                                                                  245,184
                                                                              -------------
             Healthcare - Miscellaneous (0.4%)
    2,900    Beverly Enterprises, Inc.* ......................................   $ 44,587
    1,500    Manor Care, Inc.  ...............................................     49,500
                                                                              -------------
                                                                                   94,087
                                                                              -------------
             Healthcare HMOs (0.4%)
    1,950    Humana, Inc.* ...................................................     47,531
      850    United Healthcare Corp.  ........................................     48,450
                                                                              -------------
                                                                                   95,981
                                                                              -------------
             Healthcare Services (0.2%)
    1,450    Alza Corp.* .....................................................     46,853
                                                                              -------------
             Home Building (0.8%)
      950    Centex Corp.  ...................................................     52,962
    1,450    Fleetwood Enterprises, Inc.  ....................................     47,034
    2,450    Kaufman & Broad Home Corp.  .....................................     52,369
    1,200    Pulte Corp.  ....................................................     48,975
                                                                              -------------
                                                                                  201,340
                                                                              -------------
             Hospital Management (0.4%)
    1,300    Columbia/HCA Healthcare Corp.  ..................................     41,925
    1,600    Tenet Healthcare Corp.* .........................................     47,900
                                                                              -------------
                                                                                   89,825
                                                                              -------------
             Hotels/Motels (0.8%)
      700    HFS, Inc.* ......................................................     40,775
    1,400    Hilton Hotels Corp.  ............................................     44,012
      750    ITT Corp.* ......................................................     47,953
      750    Marriot International, Inc.  ....................................     51,562
                                                                              -------------
                                                                                  184,302
                                                                              -------------
             Household Furnishings & Appliances (0.4%)
    1,800    Maytag Corp.  ...................................................     52,537
      900    Whirlpool Corp.  ................................................     45,000
                                                                              -------------
                                                                                   97,537
                                                                              -------------
             Household Products (0.8%)
      340    Clorox Co.  .....................................................     47,472
      700    Colgate-Palmolive Co.  ..........................................     53,025
      900    Kimberly-Clark Corp.  ...........................................     45,619
      300    Procter & Gamble Co.  ...........................................     45,637
                                                                              -------------
                                                                                  191,753
                                                                              -------------
             Housewares (0.6%)
    1,200    Newell Co.  .....................................................     50,325
    1,600    Rubbermaid, Inc.  ...............................................     41,700
    1,300    Tupperware Corp.  ...............................................     45,175
                                                                              -------------
                                                                                  137,200
                                                                              -------------

                       SEE NOTES TO FINANCIAL STATEMENTS

                                      68

DEAN WITTER RETIREMENT SERIES - VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

 NUMBER OF
   SHARES                                                                         VALUE
-------------------------------------------------------------------------------------------
             Insurance Brokers (0.4%)
      825    Aon Corp.  ......................................................   $ 46,200
      700    Marsh & McLennan Cos., Inc.  ....................................     54,206
                                                                              -------------
                                                                                  100,406
                                                                              -------------
             Investment Banking/Brokerage (0.4%)
      750    Merrill Lynch & Co., Inc.  ......................................     52,828
      750    Salomon, Inc.  ..................................................     47,578
                                                                              -------------
                                                                                  100,406
                                                                              -------------
             Leisure Time (0.2%)
    1,350    Brunswick Corp.  ................................................     43,537
                                                                              -------------
             Life Insurance (1.2%)
      450    Aetna Inc.  .....................................................     51,272
    1,000    Conseco, Inc.  ..................................................     40,750
      600    Jefferson-Pilot Corp.  ..........................................     42,637
    1,100    Providian Financial Corp.* ......................................     43,106
      650    Torchmark Corp.  ................................................     51,756
    1,100    UNUM Corp.  .....................................................     48,950
                                                                              -------------
                                                                                  278,471
                                                                              -------------
             Machine Tools (0.2%)
    2,100    Giddings & Lewis, Inc.  .........................................     43,706
                                                                              -------------
             Machinery - Diversified (2.3%)
      800    Briggs & Stratton Corp.  ........................................     40,550
      650    Case Corp.  .....................................................     40,584
      900    Caterpillar, Inc.  ..............................................     50,400
    1,700    Cincinnati Milacron, Inc.  ......................................     47,600
      800    Cooper Industries, Inc.  ........................................     44,450
      800    Deere & Co.  ....................................................     45,500
      700    Dover Corp.  ....................................................     49,962
    1,100    Harnischfeger Industries, Inc.  .................................     47,437
      750    Ingersoll-Rand Co.  .............................................     51,047
      650    NACCO Industries, Inc. (Class A) ................................     45,094
    1,200    Thermo Electron Corp.* ..........................................     41,025
    1,400    Timken Co.  .....................................................     49,262
                                                                              -------------
                                                                                  552,911
                                                                              -------------
             Manufacturing - Diversified (3.2%)
      950    Aeroquip-Vickers, Inc.  .........................................     52,072
      500    AlliedSignal, Inc.  .............................................     46,125
      850    Corning, Inc.  ..................................................     52,541
    1,150    Crane Co.  ......................................................     52,253
      550    Eaton Corp.  ....................................................     49,672
      900    Illinois Tool Works, Inc.  ......................................     46,688
      900    Johnson Controls, Inc.  .........................................     40,331
      900    Millipore Corp.  ................................................     39,769
      450    Minnesota Mining & Manufacturing Co.  ...........................     42,638
      900    National Service Industries, Inc.  ..............................   $ 44,381
    1,700    Pall Corp.  .....................................................     42,713
      800    Parker-Hannifin Corp.  ..........................................     51,500
    1,000    Tenneco, Inc.  ..................................................     46,625
      700    Textron Inc.  ...................................................     49,044
      650    Tyco International Ltd. .........................................     52,650
      500    United Technologies Corp.  ......................................     42,281
                                                                              -------------
                                                                                  751,283
                                                                              -------------
             Medical Products & Supplies (2.0%)
    1,300    Bard (C.R.), Inc.  ..............................................     48,913
    1,000    Bausch & Lomb, Inc.  ............................................     42,563
      800    Baxter International, Inc.  .....................................     46,250
      800    Becton, Dickinson & Co.  ........................................     42,900
    2,500    Biomet, Inc.  ...................................................     49,844
      700    Boston Scientific Corp.* ........................................     50,225
      600    Guidant Corp.  ..................................................     54,750
      500    Medtronic, Inc.  ................................................     43,625
    1,200    St. Jude Medical, Inc.* .........................................     48,975
    1,200    United States Surgical Corp.  ...................................     44,550
                                                                              -------------
                                                                                  472,595
                                                                              -------------
             Metals & Mining (1.5%)
    1,350    ASARCO, Inc.  ...................................................     45,900
    2,000    Barrick Gold Corp. (Canada) .....................................     45,625
    7,300    Battle Mountain Gold Co.  .......................................     40,606
    1,850    Cyprus Amax Minerals Co.  .......................................     46,944
    7,800    Echo Bay Mines Ltd. (Canada) ....................................     39,000
    2,900    Homestake Mining Co.  ...........................................     40,056
    1,300    Newmont Mining Corp.  ...........................................     53,625
    2,600    Placer Dome Inc. (Canada) .......................................     44,200
                                                                              -------------
                                                                                  355,956
                                                                              -------------
             Metals - Miscellaneous (0.5%)
    1,400    Freeport-McMoran Copper & Gold, Inc. (Class B) ..................     40,950
    1,400    Inco Ltd. (Canada) ..............................................     43,313
      500    Phelps Dodge Corp.  .............................................     42,531
                                                                              -------------
                                                                                  126,794
                                                                              -------------
             Miscellaneous (0.4%)
    1,350    American Greetings Corp. (Class A) ..............................     45,056
    1,800    Jostens, Inc.  ..................................................     46,468
                                                                              -------------
                                                                                   91,524
                                                                              -------------
             Multi-Line Insurance (1.2%)
      450    American International Group, Inc. ..............................     47,925
      250    CIGNA Corp.  ....................................................     49,875
      550    Hartford Financial Services Group, Inc. .........................     47,919

                       SEE NOTES TO FINANCIAL STATEMENTS

                                      69

DEAN WITTER RETIREMENT SERIES - VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

 NUMBER OF
   SHARES                                                                         VALUE
-------------------------------------------------------------------------------------------
      650    Lincoln National Corp.  .........................................   $ 46,231
      400    Loews Corp.  ....................................................     43,250
      700    Travelers Group, Inc.  ..........................................     50,356
                                                                              -------------
                                                                                  285,556
                                                                              -------------
             Natural Gas (0.3%)
      600    Anardarko Petroleum Corp.  ......................................     41,925
    1,100    Apache Corp.  ...................................................     38,775
                                                                              -------------
                                                                                   80,700
                                                                              -------------
             Office Equipment & Supplies (0.6%)
    1,600    Ikon Office Solutions, Inc.  ....................................     46,700
    2,100    Moore Corp. Ltd. (Canada) .......................................     45,544
      600    Pitney Bowes, Inc.  .............................................     45,075
                                                                              -------------
                                                                                  137,319
                                                                              -------------
             Oil & Gas Drilling (1.5%)
      950    Baker Hughes, Inc.  .............................................     41,859
    1,250    Dresser Industries, Inc.  .......................................     52,188
    1,100    Halliburton Co.  ................................................     50,600
      700    Helmerich & Payne, Inc.  ........................................     47,119
    1,600    Rowan Cos., Inc.* ...............................................     52,600
      700    Schlumberger, Ltd. ..............................................     53,463
      600    Western Atlas, Inc.* ............................................     47,738
                                                                              -------------
                                                                                  345,567
                                                                              -------------
             Oil & Gas Exploration (0.9%)
      900    Burlington Resources, Inc.  .....................................     42,525
      650    Kerr-McGee Corp.  ...............................................     40,706
      680    Louisiana Land & Exploration Co. ................................     48,025
    1,700    Oryx Energy Co.* ................................................     41,969
    1,600    Union Pacific Resources Group, Inc. .............................     39,500
                                                                              -------------
                                                                                  212,725
                                                                              -------------
             Oil - Domestic Integrated (1.5%)
      750    Amerada Hess Corp.  .............................................     44,109
      900    Ashland, Inc.  ..................................................     47,826
    1,700    Occidental Petroleum Corp.  .....................................     42,606
      650    Pennzoil Co.  ...................................................     50,781
    1,000    Phillips Petroleum Co.  .........................................     46,063
    1,300    Sun Co., Inc.  ..................................................     46,556
    1,050    Unocal Corp.  ...................................................     42,000
    1,450    USX-Marathon Group ..............................................     46,672
                                                                              -------------
                                                                                  366,613
                                                                              -------------
             Oil - International Integrated (1.3%)
      450    Amoco Corp.  ....................................................     42,300
      600    Atlantic Richfield Co.  .........................................     44,888
      550    Chevron Corp.  ..................................................     43,519
      700    Exxon Corp.  ....................................................     44,975
      600    Mobil Corp.  ....................................................     45,900
      800    Royal Dutch Petroleum Co. (Netherlands) .........................   $ 44,750
      350    Texaco, Inc.  ...................................................     40,622
                                                                              -------------
                                                                                  306,954
                                                                              -------------
             Paper & Forest Products (2.1%)
    1,200    Boise Cascade Corp.  ............................................     44,475
      800    Champion International Corp.  ...................................     49,600
      500    Georgia-Pacific Corp.  ..........................................     47,219
      900    International Paper Co.  ........................................     50,400
    1,100    James River Corp. of Virginia ...................................     45,306
    1,800    Louisiana-Pacific Corp.  ........................................     41,288
      600    Mead Corp.  .....................................................     43,200
      900    Potlatch Corp.  .................................................     43,031
    1,200    Westvaco Corp.  .................................................     40,125
      800    Weyerhaeuser Co.  ...............................................     49,800
      550    Willamette Industries, Inc.  ....................................     41,903
                                                                              -------------
                                                                                  496,347
                                                                              -------------
             Photography/Imaging (0.6%)
      700    Eastman Kodak Co.  ..............................................     46,900
      850    Polaroid Corp.  .................................................     50,575
      650    Xerox Corp.  ....................................................     53,463
                                                                              -------------
                                                                                  150,938
                                                                              -------------
             Pollution Control (0.2%)
    1,300    Waste Management Inc.  ..........................................     41,600
                                                                              -------------
             Property - Casualty Insurance (1.2%)
      600    Allstate Corp.  .................................................     47,400
      700    Chubb Corp.  ....................................................     49,350
      250    General Re Corp.  ...............................................     52,219
      900    Safeco Corp.  ...................................................     43,088
      600    St. Paul Companies, Inc.  .......................................     47,063
    1,800    USF&G Corp.  ....................................................     44,213
                                                                              -------------
                                                                                  283,333
                                                                              -------------
             Publishing (0.9%)
      950    Dow Jones & Co., Inc.  ..........................................     41,028
    1,500    Dun & Bradstreet Corp.  .........................................     40,500
      700    McGraw-Hill, Inc.  ..............................................     47,469
    1,600    Meredith Corp.  .................................................     44,300
      750    Times Mirror Co. (Class A) ......................................     40,969
                                                                              -------------
                                                                                  214,266
                                                                              -------------
             Publishing -Newspaper (0.8%)
      450    Gannett Co., Inc.  ..............................................     44,691
      900    Knight-Ridder Newspapers, Inc.  .................................     44,719
     950     New York Times Co. (Class A) ....................................     47,738
     950     Tribune Co.  ....................................................     50,291
                                                                              -------------
                                                                                  187,439
                                                                              -------------

                      SEE NOTES TO FINANCIAL STATEMENTS

                                      70

DEAN WITTER RETIREMENT SERIES - VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

 NUMBER OF
   SHARES                                                                         VALUE
-------------------------------------------------------------------------------------------
             Railroads (0.8%)
      450    Burlington Northern Santa Fe Corp.  .............................   $ 43,453
      750    CSX Corp.  ......................................................     46,313
      450    Norfolk Southern Corp.  .........................................     49,838
      550    Union Pacific Corp.  ............................................     39,428
                                                                              -------------
                                                                                  179,032
                                                                              -------------
             Restaurants (0.6%)
    5,000    Darden Restaurants, Inc.  .......................................     47,813
      750    McDonald's Corp.  ...............................................     40,313
    1,750    Wendy's International, Inc.  ....................................     42,766
                                                                              -------------
                                                                                  130,892
                                                                              -------------
             Retail - Department Stores (1.4%)
    1,200    Dillard Department Stores, Inc. (Class A) .......................     45,375
    1,200    Federated Department Stores, Inc.* ..............................     52,575
      850    Harcourt General, Inc.  .........................................     40,163
      850    May Department Stores Co.  ......................................     47,494
      750    Mercantile Stores Co., Inc.  ....................................     50,391
      900    Nordstrom, Inc.  ................................................     50,963
      800    Penney (J.C.) Co., Inc.  ........................................     46,800
                                                                              -------------
                                                                                  333,761
                                                                              -------------
             Retail - Drug Stores (0.8%)
      850    CVS Corp.  ......................................................     48,344
    1,500    Longs Drug Stores Corp.  ........................................     40,406
      900    Rite Aid Corp.  .................................................     46,744
      900    Walgreen Co.  ...................................................     50,850
                                                                              -------------
                                                                                  186,344
                                                                              -------------
             Retail - Food Chains (1.1%)
    1,150    Albertson's, Inc.  ..............................................     42,622
    1,600    American Stores Co.  ............................................     40,400
    1,400    Giant Food, Inc. (Class A) ......................................     46,988
    1,600    Great Atlantic & Pacific Tea Co., Inc.  .........................     43,900
    1,400    Kroger Co.* .....................................................     41,388
    1,250    Winn-Dixie Stores, Inc.  ........................................     45,781
                                                                              -------------
                                                                                  261,079
                                                                              -------------
             Retail - General Merchandise (1.1%)
    1,400    Costco Companies Inc.* ..........................................     53,025
      800    Dayton-Hudson Corp.  ............................................     51,700
    4,000    Kmart Corp.* ....................................................     47,500
      800    Sears, Roebuck & Co.  ...........................................     50,650
    1,400    Wal-Mart Stores, Inc.  ..........................................     52,588
                                                                              -------------
                                                                                  255,463
                                                                              -------------
             Retail - Specialty (1.6%)
    1,600    AutoZone, Inc.* .................................................   $ 45,800
    1,200    Circuit City Stores, Inc.  ......................................     43,500
    1,050    Home Depot, Inc.  ...............................................     52,369
    1,100    Lowe's Companies, Inc.  .........................................     41,388
    1,300    Pep Boys-Manny, Moe & Jack ......................................     43,225
      800    Tandy Corp.  ....................................................     47,550
    1,450    Toys 'R' Us, Inc.* ..............................................     49,391
    1,800    Woolworth Corp.* ................................................     50,963
                                                                              -------------
                                                                                  374,186
                                                                              -------------
             Retail - Specialty Apparel (0.8%)
    6,700    Charming Shoppes, Inc.* .........................................     39,363
    1,200    Gap, Inc.  ......................................................     53,325
    2,200    Limited (The), Inc.  ............................................     49,088
    1,700    TJX Companies, Inc.  ............................................     50,788
                                                                              -------------
                                                                                  192,564
                                                                              -------------
             Savings & Loan Companies (0.4%)
    1,000    Ahmanson (H.F.) & Co.  ..........................................     53,188
      600    Golden West Financial Corp.  ....................................     50,475
                                                                              -------------
                                                                                  103,663
                                                                              -------------
             Semiconductor Equipment (0.2%)
      550    Applied Materials, Inc.* ........................................     50,497
                                                                              -------------
             Shoes (0.6%)
      700    Nike, Inc. (Class B) ............................................     43,619
      900    Reebok International Ltd. .......................................     46,463
    3,200    Stride Rite Corp.  ..............................................     43,400
                                                                              -------------
                                                                                  133,482
                                                                              -------------
             Specialized Services (1.0%)
    1,350    Block (H.&R.), Inc.  ............................................     51,722
    1,900    CUC International, Inc.* ........................................     46,788
    1,050    Interpublic Group of Companies, Inc.  ...........................     46,988
    2,550    Safety-Kleen Corp.  .............................................     44,784
    1,200    Service Corp. International .....................................     40,800
                                                                              -------------
                                                                                  231,082
                                                                              -------------
             Specialty Printing (0.6%)
    1,200    Deluxe Corp.  ...................................................     39,975
    1,200    Donnelley (R.R.) & Sons Co.  ....................................     48,225
    2,300    Harland (John H.) Co.  ..........................................     45,138
                                                                              -------------
                                                                                  133,338
                                                                              -------------
             Steel & Iron (1.3%)
    1,600    Allegheny Teledyne Inc.  ........................................     49,800
    7,400    Armco, Inc.* ....................................................     40,238
    4,000    Bethlehem Steel Corp.* ..........................................     45,000

                       SEE NOTES TO FINANCIAL STATEMENTS

                                      71

DEAN WITTER RETIREMENT SERIES - VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

 NUMBER OF
   SHARES                                                                         VALUE
-------------------------------------------------------------------------------------------
    1,800    Inland Steel Industries, Inc.  ..................................  $   41,288
      750    Nucor Corp.  ....................................................      46,547
    1,150    USX-U.S. Steel Group, Inc.  .....................................      42,047
    2,400    Worthington Industries, Inc.  ...................................      47,400
                                                                              -------------
                                                                                   312,320
                                                                              -------------
             Telecommunications -
             Long Distance (1.0%)
    1,300    AT&T Corp.  .....................................................      47,856
    2,300    Frontier Corp.  .................................................      47,438
    1,200    MCI Communications Corp.  .......................................      42,225
      850    Sprint Corp.  ...................................................      42,075
    1,500    WorldCom, Inc.* .................................................      52,406
                                                                              -------------
                                                                                   232,000
                                                                              -------------
             Telecommunications -Wireless (0.2%)
    1,500    Airtouch Communications, Inc.* ..................................      49,406
                                                                              -------------
             Textiles (0.9%)
    1,700    Fruit of the Loom, Inc. (Class A)* ..............................      46,538
      850    Liz Claiborne, Inc.  ............................................      40,694
    1,400    Russell Corp.  ..................................................      40,863
      900    Springs Industries, Inc. (Class A) ..............................      43,538
      550    VF Corp.  .......................................................      49,363
                                                                              -------------
                                                                                   220,996
                                                                              -------------
             Tobacco (0.6%)
    1,150    Fortune Brands, Inc.  ...........................................      40,753
    1,050    Philip Morris Companies, Inc.  ..................................      47,381
    1,500    UST, Inc.  ......................................................      43,594
                                                                              -------------
                                                                                   131,728
                                                                              -------------
             Toys (0.4%)
    1,600    Hasbro Inc.  ....................................................      49,100
    1,350    Mattel, Inc.  ...................................................      46,913
                                                                              -------------
                                                                                    96,013
                                                                              -------------
             Truckers (0.4%)
    1,300    Caliber System, Inc.  ...........................................      50,619
    1,250    Ryder System, Inc.  .............................................      44,766
                                                                              -------------
                                                                                    95,385
                                                                              -------------
             Utilities - Electric (4.9%)
      900    American Electric Power Co., Inc. ...............................      40,275
    1,700    Baltimore Gas & Electric Co.  ...................................      47,281
    1,300    Carolina Power & Light Co.  .....................................      46,313
    2,300    Central & South West Corp.  .....................................      46,144
    1,200    CINergy Corp.  ..................................................      40,350
    1,400    Consolidated Edison Co. of New York, Inc.  ......................  $   44,275
    1,450    Detroit Edison Co.  .............................................      43,409
    1,300    Dominion Resources, Inc.  .......................................      47,775
    1,050    Duke Energy Corp.  ..............................................      53,222
    1,700    Edison International ............................................      42,925
    1,450    Entergy Corp.  ..................................................      39,603
    1,000    FPL Group, Inc.  ................................................      47,875
    1,200    General Public Utilities Corp.  .................................      41,625
    2,200    Houston Industries, Inc.  .......................................      46,063
    4,300    Niagara Mohawk Power Corp.* .....................................      40,044
      800    Northern States Power Co.  ......................................      41,100
    1,950    Ohio Edison Co.  ................................................      43,388
    2,050    PacifiCorp ......................................................      45,741
    2,100    PECO Energy Co.  ................................................      49,350
    1,700    PG & E Corp.  ...................................................      42,181
    2,300    PP&L Resources, Inc.  ...........................................      47,006
    1,900    Public Service Enterprise Group, Inc.  ..........................      47,025
    1,900    Southern Co.  ...................................................      41,681
    1,200    Texas Utilities Co.  ............................................      42,525
    2,100    Unicom Corp.  ...................................................      47,644
    1,200    Union Electric Co.  .............................................      46,200
                                                                              -------------
                                                                                 1,161,020
                                                                              -------------
             Utilities - Natural Gas (2.4%)
      800    Coastal Corp.  ..................................................      43,500
      600    Columbia Gas System, Inc.  ......................................      41,250
      700    Consolidated Natural Gas Co.  ...................................      40,513
    1,300    Eastern Enterprises .............................................      46,556
    1,200    Enron Corp.  ....................................................      45,525
    1,900    ENSERCH Corp.  ..................................................      42,275
    1,200    NICOR, Inc.  ....................................................      43,950
    2,800    NorAm Energy Corp.  .............................................      44,800
    1,250    ONEOK Inc.  .....................................................      43,750
    1,200    Pacific Enterprises .............................................      40,125
    1,100    Peoples Energy Corp.  ...........................................      42,213
      900    Sonat, Inc.  ....................................................      44,888
      900    Williams Cos., Inc.  ............................................      41,175
                                                                              -------------
                                                                                   560,520
                                                                              -------------
             Utilities - Telephone (1.4%)
    1,250    Alltel Corp.  ...................................................      41,094
      650    Ameritech Corp.  ................................................      43,834
      550    Bell Atlantic Corp.  ............................................      39,909
      850    BellSouth Corp.  ................................................      40,269
    1,000    GTE Corp.  ......................................................      46,500

                       SEE NOTES TO FINANCIAL STATEMENTS

                                      72

DEAN WITTER RETIREMENT SERIES - VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

 NUMBER OF
   SHARES                                                                         VALUE
-------------------------------------------------------------------------------------------
      700    NYNEX Corp.  .................................................... $    38,806
      750    SBC Communications, Inc.  .......................................      44,391
    1,100    U.S. West Communications Group, Inc. ............................      40,219
                                                                              -------------
                                                                                   335,022
                                                                              -------------
             Waste Management (0.4%)
    1,200    Browning-Ferris Industries, Inc.  ...............................      44,400
    2,900    Laidlaw Inc. (Class B)(Canada) ..................................      46,219
                                                                              -------------
                                                                                    90,619
                                                                              -------------
             TOTAL COMMON STOCKS (Identified Cost $14,805,322) ...............  23,156,111
                                                                              -------------

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                                                      VALUE
-------------------------------------------------------------------------------------------------------
             SHORT-TERM INVESTMENT (a)(2.9%)
             U.S. GOVERNMENT AGENCY
      $700   Federal Home Loan Mortgage Corp.
             5.75% due 08/01/97
             (Amortized Cost $700,000) ....................................                $   700,000
                                                                                          ------------
TOTAL INVESTMENTS
(Identified cost $15,505,322)(b) .                                                 100.3%   23,856,111
LIABILITIES IN EXCESS OF
CASH AND OTHER ASSETS.............                                                  (0.3)      (76,376)
                                                                                   -----  ------------
NET ASSETS........................                                                 100.0%  $23,779,735
                                                                                   =====  ============

------------
ADR     American Depository Receipt.
*       Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $8,490,682 and the aggregate gross unrealized depreciation is $139,893, resulting in net unrealized appreciation of $8,350,789.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS July 31, 1997

 NUMBER OF
   SHARES                                                                        VALUE
-----------------------------------------------------------------------------------------
             COMMON STOCKS (93.8%)
             ARGENTINA (0.7%)
             Banks
    1,700    Banco de Galicia y Buenos Aires S.A. de C.V. (Class B)(ADR)  ....$    53,337
                                                                              -----------
             Brewery
    2,000    Quilmes Industrial S.A. (ADR)  ..................................     23,000
                                                                              -----------
             Telecommunications
    1,000    Telecom Argentina Stet - France Telecom S.A. (Class B)(ADR)  ....     57,813
                                                                              -----------
             TOTAL ARGENTINA  ................................................    134,150
                                                                              -----------
             AUSTRALIA (1.0%)
             Business Services
    4,800    Mayne Nickless Ltd.  ............................................     27,735
                                                                              -----------
             Energy
    2,500    Woodside Petroleum Ltd.  ........................................     21,268
                                                                              -----------
             Financial Services
   24,000    Tyndall Australia Ltd.  .........................................     41,083
                                                                              -----------
             Foods & Beverages
   30,000    Goodman Fielder Ltd.  ...........................................     46,263
                                                                              -----------
             Metals & Mining
   20,155    M.I.M. Holdings Ltd.  ...........................................     28,022
   14,000    Pasminco Ltd.  ..................................................     27,000
                                                                              -----------
                                                                                   55,022
                                                                              -----------
             TOTAL AUSTRALIA  ................................................    191,371
                                                                              -----------
             BELGIUM (0.2%)
             Retail
    1,000    G.I.B. Holdings Ltd.  ...........................................     48,471
                                                                              -----------
             BRAZIL (2.3%)
             Banks
      600    Uniao de Bancos Brasileiros S.A. (GDR)*  ........................     24,150
                                                                              -----------
             Brewery
    4,500    Companhia Cervejaria Brahma -(ADR)  .............................     68,906
                                                                              -----------
             Steel & Iron
    2,000    Usinas Siderurgicas de Minas Gerais S.A. (ADR) -144A**  .........     23,700
    3,000    Usinas Siderurgicas de Minas Gerais S.A. (S Shares)(ADR)  .......     35,550
                                                                              -----------
                                                                                   59,250
                                                                              -----------
             Telecommunications
      600    Telecommunicacoes Brasileiras S.A. (ADR)  .......................$    89,025
                                                                              -----------
             Utilities - Electric
    2,000    Companhia Energetica de Minas Gerais S.A. (ADR)  ................    112,500
    5,000    Companhia Paranaense de Energia -Copel (Preference Shares)  .....     96,250
                                                                              -----------
                                                                                  208,750
                                                                              -----------
             TOTAL BRAZIL  ...................................................    450,081
                                                                              -----------
             CANADA (0.7%)
             Energy
    5,000    Ranger Oil Ltd.  ................................................     48,970
                                                                              -----------
             Retail - Department Stores
    4,000    Hudson's Bay Co.  ...............................................     89,669
                                                                              -----------
             TOTAL CANADA  ...................................................    138,639
                                                                              -----------
             CHILE (0.7%)
             Pharmaceuticals
    1,300    Laboratorio Chile S.A. (ADR)  ...................................     38,431
                                                                              -----------
             Retail
    3,000    Supermercados Unimarc S.A. (ADR)*  ..............................     51,938
                                                                              -----------
             Telecommunications
    1,487    Compania de Telecommunicaciones de Chile S.A. (ADR)  ............     48,978
                                                                              -----------
             TOTAL CHILE  ....................................................    139,347
                                                                              -----------
             CHINA (0.2%)
             Transportation
    1,000    China Southern Airlines Co. (ADR)  ..............................     31,000
                                                                              -----------
             DENMARK (0.9%)
             Pharmaceuticals
    1,000    Novo-Nordisk AS (Series B)  .....................................    105,361
                                                                              -----------
             Transportation
      700    Kobenhavns Lufthavne AS  ........................................     73,453
                                                                              -----------
             TOTAL DENMARK  ..................................................    178,814
                                                                              -----------
             FINLAND (0.7%)
             Manufacturing
      800    KCI Konecranes International  ...................................     32,104
                                                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

                                      74

DEAN WITTER RETIREMENT SERIES - GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

 NUMBER OF
   SHARES                                                                        VALUE
-----------------------------------------------------------------------------------------
             Paper Products
    3,200    UPM-Kymmene OY Corp.  ...........................................$    77,810
                                                                              -----------
             Pharmaceuticals
    1,000    Orion-yhtymae OY (B Shares)  ....................................     36,300
                                                                              -----------
             TOTAL FINLAND  ..................................................    146,214
                                                                              -----------
             FRANCE (3.6%)
             Automotive
    1,200    Michelin (B Shares)  ............................................     74,682
                                                                              -----------
             Computer Services
      400    Axime (Ex Segin)  ...............................................     44,599
                                                                              -----------
             Energy
      700    Elf Aquitaine S.A.  .............................................     79,855
                                                                              -----------
             Financial Services
      350    Credit Local de France  .........................................     34,675
                                                                              -----------
             Household Products
      740    Societe BIC S.A.  ...............................................     61,015
                                                                              -----------
             Insurance
    2,000    AXA-UAP  ........................................................    130,730
    1,400    Scor  ...........................................................     61,218
                                                                              -----------
                                                                                  191,948
                                                                              -----------
             Leisure
      600    Accor S.A.  .....................................................     90,230
                                                                              -----------
             Retail
       80    Carrefour Supermarche  ..........................................     54,022
                                                                              -----------
             Steel & Iron
    4,500    Usinor Sacilor  .................................................     89,673
                                                                              -----------
             TOTAL FRANCE  ...................................................    720,699
                                                                              -----------
             GERMANY (3.8%)
             Apparel
      400    Adidas AG  ......................................................     46,995
                                                                              -----------
             Automotive
       90    Bayerische Motoren Werke (BMW) AG  ..............................     73,332
      300    MAN AG  .........................................................     90,481
      250    Volkswagen AG  ..................................................    191,188
                                                                              -----------
                                                                                  355,001
                                                                              -----------
             Chemicals
    1,200    Bayer AG  .......................................................     50,519
      600    SGL Carbon AG  ..................................................     79,793
                                                                              -----------
                                                                                  130,312
                                                                              -----------
             Machinery - Diversified
      100    Mannesmann AG  ..................................................$    46,696
                                                                              -----------
             Pharmaceuticals
    1,000    Gehe AG  ........................................................     62,605
                                                                              -----------
             Telecommunications
      900    Siemens AG  .....................................................     62,709
                                                                              -----------
             Utilities - Electric
      700    VEBA AG  ........................................................     40,702
                                                                              -----------
             TOTAL GERMANY  ..................................................    745,020
                                                                              -----------
             HONG KONG (4.9%)
             Banking
   12,000    Guoco Group Ltd.  ...............................................     67,743
    3,140    HSBC Holdings PLC  ..............................................    109,521
                                                                              -----------
                                                                                  177,264
                                                                              -----------
             Conglomerates
   24,000    China Resources Enterprise Ltd.  ................................    119,984
   12,000    Citic Pacific Ltd.  .............................................     76,114
                                                                              -----------
                                                                                  196,098
                                                                              -----------
             Finance & Brokerage
   36,000    Peregrine Investments Holdings Ltd.  ............................     79,525
                                                                              -----------
             Real Estate
   10,000    Cheung Kong (Holdings) Ltd.  ....................................    111,097
   24,000    New World Development Co., Ltd. .................................    172,846
    6,000    Sun Hung Kai Properties Ltd.  ...................................     75,378
                                                                              -----------
                                                                                  359,321
                                                                              -----------
             Utilities
   36,600    Hong Kong & China Gas Co. Ltd. ..................................     79,431
                                                                              -----------
             Utilities - Electric
   13,000    China Light & Power Co. Ltd.  ...................................     74,564
                                                                              -----------
             TOTAL HONG KONG  ................................................    966,203
                                                                              -----------
             IRELAND (0.3%)
             Transportation
    2,000    Ryanair Holdings PLC (ADR)*  ....................................     56,250
                                                                              -----------
             ITALY (1.4%)
             Energy
    1,500    Ente Nazionale Idrocarburi SpA (ADR)  ...........................     88,219
                                                                              -----------
             Household Furnishings & Appliances
    3,000    Industrie Natuzzi SpA (ADR)  ....................................     82,688
                                                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

                                      75

DEAN WITTER RETIREMENT SERIES - GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

 NUMBER OF
   SHARES                                                                        VALUE
------------------------------------------------------------------------------------------
             Telecommunications
   16,000    Telecom Italia SpA  .............................................$    101,703
                                                                              ------------
             TOTAL ITALY  ....................................................     272,610
                                                                              ------------
             JAPAN (19.5%)
             Automotive
    4,000    Honda Motor Co.  ................................................     133,626
    6,000    Suzuki Motor Co. Ltd.  ..........................................      72,887
                                                                              ------------
                                                                                   206,513
                                                                              ------------
             Banking
   14,000    Asahi Bank, Ltd.  ...............................................     104,876
    3,000    Bank of Tokyo-Mitsubishi, Ltd.  .................................      55,677
    9,000    Sakura Bank Ltd.  ...............................................      55,045
                                                                              ------------
                                                                                   215,598
                                                                              ------------
             Building & Construction
   12,000    Sekisui House Ltd.  .............................................     114,392
                                                                              ------------
             Business Services
    2,000    Secom Co.  ......................................................     146,280
                                                                              ------------
             Chemicals
    8,000    Kaneka Corp.  ...................................................      49,064
    6,000    Nippon Shokubai K.K. Co.  .......................................      41,859
    4,000    Shin-Etsu Chemical Co., Ltd.  ...................................     114,054
                                                                              ------------
                                                                                   204,977
                                                                              ------------
             Computers
    6,000    Fujitsu, Ltd.  ..................................................      88,072
                                                                              ------------
             Consumer Products
    4,000    Kao Corp.  ......................................................      60,064
                                                                              ------------
             Electronics
    6,000    Canon, Inc.  ....................................................     191,328
    9,000    Hitachi, Ltd.  ..................................................     101,738
    9,000    Hitachi Cable  ..................................................      81,238
    6,000    Matsushita Electric Industrial Co., Ltd.  .......................     125,021
    8,000    Sharp Corp.  ....................................................     102,581
    2,000    Sony Corp.  .....................................................     199,089
    2,000    TDK Corp.  ......................................................     172,094
                                                                              ------------
                                                                                   973,089
                                                                              ------------
             Electronics - Semiconductors/Components
    1,000    Rohm Co., Ltd.  .................................................     130,758
                                                                              ------------
             Financial Services
    6,000    Nomura Securities Co. Ltd.  .....................................      85,035
    2,000    Orix Corp.  .....................................................     161,296
                                                                              ------------
                                                                                   246,331
                                                                              ------------
             International Trade
   10,000    Mitsui & Co.  ...................................................$     95,326
                                                                              ------------
             Machine Tools
    7,000    Asahi Diamond Industries Co. Ltd.  ..............................      57,576
                                                                              ------------
             Machinery
   10,000    Minebea Co., Ltd.  ..............................................     118,947
   13,000    Mitsubishi Heavy Industries, Ltd. ...............................      91,572
                                                                              ------------
                                                                                   210,519
                                                                              ------------
             Pharmaceuticals
    5,000    Eisai Co. Ltd.  .................................................     103,762
    6,000    Fujisawa Pharmaceutical  ........................................      61,245
    2,000    Sankyo Co. Ltd.  ................................................      71,368
    2,000    Terumo Corp.  ...................................................      40,324
                                                                              ------------
                                                                                   276,699
                                                                              ------------
             Real Estate
    5,000    Mitsui Fudosan Co., Ltd.  .......................................      64,113
                                                                              ------------
             Restaurants
        5    Yoshinoya D & C Company Ltd.  ...................................      61,583
                                                                              ------------
             Retail
    2,000    Aoyama Trading Co., Ltd.  .......................................      59,895
    4,000    Izumiya Co. Ltd.  ...............................................      50,953
    2,000    Jusco Co.  ......................................................      55,677
                                                                              ------------
                                                                                   166,525
                                                                              ------------
             Steel & Iron
   40,000    NKK Corp.  ......................................................      72,887
                                                                              ------------
             Telecommunications
       10    DDI Corp.  ......................................................      68,669
       14    Nippon Telegraph & Telephone Corp.  .............................     141,724
                                                                              ------------
                                                                                   210,393
                                                                              ------------
             Textiles
   15,000    Teijin Ltd.  ....................................................      64,535
                                                                              ------------
             Transportation
       15    East Japan Railway Co.  .........................................      64,409
    6,000    Yamato Transport Co. Ltd.  ......................................      75,924
                                                                              ------------
                                                                                   140,333
                                                                              ------------
             Wholesale Distributor
    1,000    Softbank Corp.  .................................................      51,881
                                                                              ------------
             TOTAL JAPAN  ....................................................   3,858,444
                                                                              ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

                                      76

DEAN WITTER RETIREMENT SERIES - GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

 NUMBER OF
   SHARES                                                                        VALUE
-----------------------------------------------------------------------------------------
             MALAYSIA (2.2%)
             Banking
    8,000    Malayan Banking Berhad  .........................................$    75,959
   22,666    Public Bank Berhad  .............................................     32,540
      550    RHB Sakura Merchant Bankers Berhad  .............................        856
                                                                              -----------
                                                                                  109,355
                                                                              -----------
             Building & Construction
    9,000    United Engineers Malaysia Berhad  ...............................     62,894
                                                                              -----------
             Conglomerates
   10,000    Road Builder (M) Holdings Berhad  ...............................     41,777
                                                                              -----------
             Entertainment
   37,000    Magnum Corporation Berhad  ......................................     47,497
                                                                              -----------
             Financial Services
   12,000    Arab Malaysian Finance Berhad 7.5% due 5/25/02 (Loan Stock)  ....      4,147
                                                                              -----------
             Machinery
   10,000    UMW Holdings Berhad  ............................................     39,499
                                                                              -----------
             Natural Gas
   15,000    Petronas Gas Berhad  ............................................     52,697
                                                                              -----------
             Utilities - Electric
   20,000    Tenaga Nasional Berhad  .........................................     80,517
                                                                              -----------
             TOTAL MALAYSIA  .................................................    438,383
                                                                              -----------
             MEXICO (3.4%)
             Banking
   29,391    Grupo Financiero Banamex Accival S.A. de C.V. (B Shares)*  ......     90,414
                                                                              -----------
             Beverages
    2,700    Pepsi-Gemex S.A. de C.V. (GDR)  .................................     39,150
                                                                              -----------
             Brewery
             Grupo Modelo S.A. de C.V.
    6,000    (Series C)  .....................................................     55,794
                                                                              -----------
             Building Materials
   15,087    Cemex, S.A. de C.V. (B Shares)  .................................     86,840
                                                                              -----------
             Conglomerates
    1,707    DESC S.A. de C.V. (Series C)(ADR)  ..............................     62,732

    7,000    Grupo Carso S.A. de C.V. (Series A1)  ...........................     56,856
                                                                              -----------
                                                                                  119,588
                                                                              -----------
             Food Processing
    2,500    Grupo Industrial Maseca S.A. de C.V. (ADR)  .....................$    46,250
                                                                              -----------
             Paper & Forest Products
   14,000    Kimberly-Clark de Mexico, S.A. de C.V. (A Shares)  ..............     68,048
                                                                              -----------
             Retail
    2,200    Grupo Elektra, S.A. de C.V. (GDR) ...............................     65,450
                                                                              -----------
             Telecommunications
    2,000    Telefonos de Mexico S.A. de C.V. (Series L)(ADR)  ...............    111,000
                                                                              -----------
             TOTAL MEXICO  ...................................................    682,534
                                                                              -----------
             NETHERLANDS (4.3%)
             Building Materials
      800    Hunter Douglas NV  ..............................................     37,205
                                                                              -----------
             Business & Public Services
      700    Randstad Holdings NV  ...........................................     74,946
                                                                              -----------
             Chemicals
      500    Akzo Nobel NV  ..................................................     77,462
                                                                              -----------
             Electronics
    2,000    Philips Electronics NV  .........................................    162,264
                                                                              -----------
             Food Processing
      200    Nutricia Verenigde Bedrijven NV  ................................     33,998
                                                                              -----------
             Furniture
    1,400    Ahrend Groep NV  ................................................     47,327
                                                                              -----------
             Insurance
      500    Aegon NV  .......................................................     37,958
      875    ING Groep NV  ...................................................     42,594
                                                                              -----------
                                                                                   80,552
                                                                              -----------
             Publishing
    2,900    Elsevier NV  ....................................................     51,118
                                                                              -----------
             Retail
      950    Gucci Group NV  .................................................     59,969
    2,700    Koninklijke Ahold NV  ...........................................     78,104
                                                                              -----------
                                                                                  138,073
                                                                              -----------
             Steel
    1,100    Koninklijke Hoogovens NV  .......................................     66,668
                                                                              -----------
             Transportation
    2,000    KLM Royal Dutch Air Lines NV  ...................................     71,377
                                                                              -----------
             TOTAL NETHERLANDS  ..............................................    840,990
                                                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

                                      77

DEAN WITTER RETIREMENT SERIES -GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

 NUMBER OF
   SHARES                                                                        VALUE
-----------------------------------------------------------------------------------------
             PERU (0.2%)
             Banking
    7,000    Banco Wiese (ADR)  ..............................................$    43,750
                                                                              -----------
             PHILIPPINES (0.1%)
             Telecommunications
      600    Philippine Long Distance Telephone Co. (ADR)  ...................     20,137
                                                                              -----------
             PORTUGAL (0.4%)
             Telecommunications
    1,100    Portugal Telecom S.A. (ADR)  ....................................     44,275
      500    Telecel-Comunicacaoes Pessoais, S.A.*  ..........................     39,155
                                                                              -----------
             TOTAL PORTUGAL  .................................................     83,430
                                                                              -----------
             SINGAPORE (1.6%)
             Banking
    4,500    Development Bank of Singapore, Ltd.  ............................     58,422
                                                                              -----------
             Beverages
    7,000    Fraser & Neave Ltd.  ............................................     47,580
                                                                              -----------
             Hospital Management
    6,000    Parkway Holdings Ltd.  ..........................................     27,529
                                                                              -----------
             Publishing
    4,000    Singapore Press Holdings Ltd.  ..................................     75,856
                                                                              -----------
             Transportation
    3,700    Singapore International Airlines  ...............................     34,706
                                                                              -----------
             Utilities - Telecommunications
   37,000    Singapore Telecommunications, Ltd.  .............................     70,167
                                                                              -----------
             TOTAL SINGAPORE  ................................................    314,260
                                                                              -----------
             SOUTH AFRICA (0.1%)
             Brewers
      700    South African Breweries Ltd. (ADR)  .............................     22,488
                                                                              -----------
             SOUTH KOREA (0.3%)
             Electronics
    1,700    Samsung Electronics Co. (GDR)(Non-voting) -144A**  ..............     51,510
                                                                              -----------
             SPAIN (1.7%)
             Banks
    3,300    Banco Bilbao Vizcaya  ...........................................     86,127
      200    Banco Popular Espanol S.A.  .....................................     44,307
                                                                              -----------
                                                                                  130,434
                                                                              -----------
             Natural Gas
      800    Gas Natural SDG S.A.  ...........................................$    39,132
                                                                              -----------
             Retail
    3,100    Centros Comerciales Pryca, S.A.  ................................     59,857
                                                                              -----------
             Telecommunications
      500    Telefonica de Espana S.A. (ADR)  ................................     39,375
                                                                              -----------
             Utilities - Electric
    2,800    Empresa Nacional de Electricidad S.A.  ..........................     57,669
                                                                              -----------
             TOTAL SPAIN  ....................................................    326,467
                                                                              -----------
             SWEDEN (1.4%)
             Automotive
    2,200    Scania AB (A Shares)  ...........................................     63,038
                                                                              -----------
             Machinery
    2,300    Kalmar Industries AB  ...........................................     38,563
                                                                              -----------
             Manufacturing
    1,200    Assa Abloy AB (Series B)  .......................................     26,276
                                                                              -----------
             Paper Products
    3,400    Stora Kopparbergs Aktiebolag (A Shares)  ........................     55,731
                                                                              -----------
             Telecommunications
    2,250    Ericsson (L.M.) Telephone Co. AB (Series "B" Free)  .............    101,211
                                                                              -----------
             TOTAL SWEDEN  ...................................................    284,819
                                                                              -----------
             SWITZERLAND (1.7%)
             Engineering
       40    ABB AG-Bearer  ..................................................     56,890
                                                                              -----------
             Food Processing
       70    Nestle S.A.  ....................................................     88,901
                                                                              -----------
             Pharmaceuticals
       32    Novartis AG  ....................................................     51,399
       30    Novartis AG - Bearer  ...........................................     48,147
       10    Roche Holdings AG  ..............................................     96,790
                                                                              -----------
                                                                                  196,336
                                                                              -----------
             TOTAL SWITZERLAND  ..............................................    342,127
                                                                              -----------
             UNITED KINGDOM (10.4%)
             Aerospace
   11,453    Rolls-Royce PLC  ................................................     43,939
                                                                              -----------
             Aerospace & Defense
    3,978    British Aerospace PLC  ..........................................     86,970
    2,900    Smiths Industries PLC  ..........................................     38,274
                                                                              -----------
                                                                                  125,244
                                                                              -----------

                      SEE NOTES TO FINANCIAL STATEMENTS

                                      78

DEAN WITTER RETIREMENT SERIES - GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

 NUMBER OF
   SHARES                                                                        VALUE
-----------------------------------------------------------------------------------------
             Auto Parts - Original Equipment
   26,200    LucasVarity PLC  ................................................$    80,755
                                                                              -----------
             Banking
    3,600    Abbey National PLC  .............................................     49,460
    1,323    Barclays Bank, PLC  .............................................     27,872
    7,103    National Westminster Bank PLC  ..................................    100,849
                                                                              -----------
                                                                                  178,181
                                                                              -----------
             Beverages
    5,800    Bass PLC  .......................................................     79,306
                                                                              -----------
             Broadcast Media
    3,600    Flextech PLC*  ..................................................     38,807
                                                                              -----------
             Building & Construction
    5,893    Blue Circle Industries PLC  .....................................     39,999
                                                                              -----------
             Business Services
    3,400    Compass Group PLC  ..............................................     34,171
    3,000    Reuters Holdings PLC  ...........................................     32,315
                                                                              -----------
                                                                                   66,486
                                                                              -----------
             Computer Software & Services
    3,500    SEMA Group PLC  .................................................     80,622
                                                                              -----------
             Conglomerates
    8,300    BTR PLC  ........................................................     25,787
    9,302    Tomkins PLC  ....................................................     46,972
                                                                              -----------
                                                                                   72,759
                                                                              -----------
             Consumer Products
    3,000    Unilever PLC  ...................................................     86,910
                                                                              -----------
             Energy
   27,300    Shell Transport & Trading Co. PLC  ..............................    201,860
                                                                              -----------
             Food Processing
   10,000    Devro PLC  ......................................................     64,104
                                                                              -----------
             Household Products
    7,000    Reckitt & Colman PLC  ...........................................    108,912
                                                                              -----------
             Insurance
    4,200    Britannic Assurance PLC  ........................................     53,813
    5,700    Commercial Union PLC  ...........................................     64,061
   10,441    Royal & Sun Alliance Insurance Group PLC  .......................     85,761
                                                                              -----------
                                                                                  203,635
                                                                              -----------
             Leisure
    2,671    Granada Group PLC  ..............................................     36,785
                                                                              -----------
             Pharmaceuticals
    6,220    Glaxo Wellcome PLC  .............................................    131,652
                                                                              -----------
             Property - Casualty Insurance
       65    General Accident PLC  ...........................................$       980
                                                                              -----------
             Retail
    9,500    Sainsbury (J.) PLC  .............................................     66,195
                                                                              -----------
             Telecommunications
   10,000    British Telecommunications PLC  .................................     70,007
    9,602    Securicor PLC  ..................................................     43,607
   11,900    Vodafone Group PLC  .............................................     60,091
                                                                              -----------
                                                                                  173,705
                                                                              -----------
             Transportation
    7,811    British Airways PLC  ............................................     84,896
                                                                              -----------
             Utilities
    3,220    Thames Water PLC  ...............................................     42,392
                                                                              -----------
             Utilities -Electric
    6,500    National Power PLC  .............................................     57,546
                                                                              -----------
             TOTAL UNITED KINGDOM  ...........................................  2,065,670
                                                                              -----------
             UNITED STATES (25.1%)
             Aerospace & Defense
    1,040    Lockheed Martin Corp.  ..........................................    110,760
    6,130    Loral Space & Communications*  ..................................     95,781
                                                                              -----------
                                                                                  206,541
                                                                              -----------
             Aluminum
    1,240    Aluminum Co. of America  ........................................    109,740
                                                                              -----------
             Automotive
    2,940    Chrysler Corp.  .................................................    109,147
    2,870    Ford Motor Co.  .................................................    117,311
                                                                              -----------
                                                                                  226,458
                                                                              -----------
             Banks
    1,970    First Tennessee National Corp.  .................................    102,440
                                                                              -----------
             Beverages - Soft Drinks
    2,780    PepsiCo, Inc.  ..................................................    106,509
                                                                              -----------
             Biotechnology
    4,120    Biochem Pharma, Inc.*  ..........................................    118,450
                                                                              -----------
             Chemicals
    1,060    Dow Chemical Co.  ...............................................    100,700
    2,250    Monsanto Co.  ...................................................    112,078
    1,880    Praxair, Inc.  ..................................................    103,635
                                                                              -----------
                                                                                  316,413
                                                                              -----------
             Communications - Equipment & Software
    1,850    Cisco Systems, Inc.*  ...........................................    146,959
                                                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

                                      79

DEAN WITTER RETIREMENT SERIES - GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

 NUMBER OF
   SHARES                                                                        VALUE
-----------------------------------------------------------------------------------------
             Computer Software
    2,400    Oracle Systems Corp.*  ..........................................$   130,350
                                                                              -----------
             Computers
    3,360    Gateway 2000, Inc.*  ............................................    128,310
                                                                              -----------
             Computers - Peripheral Equipment
    1,900    Seagate Technology, Inc.*  ......................................     78,019
                                                                              -----------
             Computers - Systems
    1,760    Hewlett-Packard Co.  ............................................    123,310
    3,230    Sun Microsystems, Inc.*  ........................................    147,571
                                                                              -----------
                                                                                  270,881
                                                                              -----------
             Electrical Equipment
    1,260    Honeywell, Inc.  ................................................     94,106
                                                                              -----------
             Electronics - Defense
    1,590    General Motors Corp. (Class H)  .................................     96,096
                                                                              -----------
             Electronics - Semiconductors/Components
    1,300    Intel Corp.  ....................................................    119,275
                                                                              -----------
             Entertainment
    1,240    Walt Disney Productions  ........................................    100,207
                                                                              -----------
             Financial - Miscellaneous
    2,400    Ahmanson (H.F.) & Co.  ..........................................    127,650
    1,460    American Express Co.  ...........................................    122,275
    2,350    Fannie Mae  .....................................................    111,184
    1,400    Golden West Financial Corp.  ....................................    117,775
    1,770    Travelers Group, Inc.  ..........................................    127,329
                                                                              -----------
                                                                                  606,213
                                                                              -----------
             Foods
    1,450    General Mills, Inc.  ............................................    100,231
                                                                              -----------
             Household Furnishings & Appliances
    4,340    Maytag Corp.  ...................................................    126,674
    2,800    Sunbeam Corp.  ..................................................    109,550
                                                                              -----------
                                                                                  236,224
                                                                              -----------
             Household Products
    1,700    Colgate-Palmolive Co.  ..........................................    128,775
                                                                              -----------
             Medical Products & Supplies
    2,040    Baxter International, Inc.  .....................................    117,938
                                                                              -----------
             Medical Services
    2,000    HBO & Co.  ......................................................    154,500
                                                                              -----------
             Oil Integrated -International
    1,500    Atlantic Richfield Co.  .........................................$   112,219
    1,480    Chevron Corp.  ..................................................    117,105
    1,900    Exxon Corp.  ....................................................    122,075
    1,520    Mobil Corp.  ....................................................    116,280
                                                                              -----------
                                                                                  467,679
                                                                              -----------
             Pharmaceuticals
    1,580    Abbott Laboratories  ............................................    103,391
    1,480    American Home Products Corp.  ...................................    122,008
                                                                              -----------
                                                                                  225,399
                                                                              -----------
             Retail - Department Stores
    1,800    Sears, Roebuck & Co.  ...........................................    113,963
                                                                              -----------
             Retail - Specialty
    3,670    Bed Bath & Beyond, Inc.*  .......................................    121,110
                                                                              -----------
             Retail - Specialty Apparel
    2,680    Gap, Inc.  ......................................................    119,093
                                                                              -----------
             Semiconductor Equipment
    3,140    Teradyne, Inc.*  ................................................    146,795
                                                                              -----------
             Shoes
    1,440    Nike, Inc. (Class B)  ...........................................     89,730
                                                                              -----------
             TOTAL UNITED STATES  ............................................  4,978,404
                                                                              -----------
             TOTAL COMMON STOCKS
             (Identified Cost $15,100,950)  .................................. 18,572,282
                                                                              -----------

 PRINCIPAL
AMOUNT IN
THOUSANDS
-----------
             SHORT-TERM INVESTMENTS (a)(7.1%)
             U.S. GOVERNMENT AGENCIES
             Federal Farm Credit Bank
   $1,000     5.45% due 08/04/97  ............................................   999,546
      400    Federal Home Loan Mortgage Corp.
             5.75% due 08/01/97  .............................................   400,000
                                                                              ----------
             TOTAL SHORT-TERM INVESTMENTS
             (Amortized Cost $1,399,546)  .................................... 1,399,546
                                                                              ----------
TOTAL INVESTMENTS
(Identified Cost $16,500,496)(b)  .................................  100.9%   19,971,828
LIABILITIES IN EXCESS OF CASH
 AND OTHER ASSETS .................................................   (0.9)     (174,632)
                                                                   -------- ------------
NET ASSETS ........................................................  100.0%  $19,797,196
                                                                   ======== ============

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

------------
ADR     American Depository Receipt.
GDR     Global Depository Receipt.
*       Non-income producing security.
**      Resale is restricted to qualified institutional investors.
(a) Securities were purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $3,806,319 and the aggregate gross unrealized depreciation is $334,987, resulting in net unrealized appreciation of $3,471,332.

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT JULY 31, 1997:

                            IN                        UNREALIZED
   CONTRACTS TO          EXCHANGE        DELIVERY   APPRECIATION/
      RECEIVE              FOR             DATE     (DEPRECIATION)
------------------ ------------------- ----------  ---------------
$          64,633  ESP     10,034,338    08/01/97      $    50
$           1,472  MXN         11,571    08/01/97           (8)
DEM        69,082  $           37,698    08/04/97         (123)
NLG       142,403  $           69,027    08/04/97         (257)
yen     6,273,323  $           52,939    08/05/97          (18)
MYR       199,255  $           75,936    08/05/97         (259)
PTE     7,438,359  $           40,153    08/05/97         (119)
$          93,976  ESP     14,622,742    08/07/97         (139)
SGD        72,082  $           49,042    08/07/97          (47)
$          22,998  AUD         30,870    08/08/97          (77)
FRF       563,860  $           91,528    08/29/97         (546)
                                                       -------
Net unrealized depreciation......................      $(1,543)
                                                       =======

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - GLOBAL EQUITY PORTFOLIO
SUMMARY OF INVESTMENTS July 31, 1997

                                                 PERCENT OF
INDUSTRY                             VALUE       NET ASSETS
-----------------------------------------------------------
Aerospace ......................  $    43,939        0.2%
Aerospace & Defense ............      331,785        1.7
Aluminum .......................      109,740        0.6
Apparel ........................       46,995        0.2
Auto Parts-Original Equipment ..       80,755        0.4
Automotive .....................      925,692        4.7
Banking ........................      872,984        4.4
Banks ..........................      310,361        1.6
Beverages ......................      166,036        0.8
Beverages-Soft Drinks ..........      106,509        0.5
Biotechnology ..................      118,450        0.6
Brewers ........................       22,488        0.1
Brewery ........................      147,700        0.8
Broadcast Media ................       38,807        0.2
Building & Construction ........      217,285        1.1
Building Materials .............      124,045        0.6
Business & Public Services  ....       74,946        0.4
Business Services ..............      240,501        1.2
Chemicals ......................      729,164        3.7
Communications-Equipment &
 Software ......................      146,959        0.7
Computer Services ..............       44,599        0.2
Computer Software ..............      130,350        0.7
Computer Software & Services ...       80,622        0.4
Computers ......................      216,382        1.1
Computers-Peripheral Equipment .       78,019        0.4
Computers-Systems ..............      270,881        1.4
Conglomerates ..................      430,222        2.2
Consumer Products ..............      146,974        0.7
Electrical Equipment ...........       94,106        0.5
Electronics ....................    1,186,863        6.0
Electronics-Defense ............       96,096        0.5
Electronics-Semiconductors/
 Components ....................      250,033        1.3
Energy .........................      440,172        2.2
Engineering ....................       56,890        0.3
Entertainment ..................      147,704        0.8
Finance & Brokerage ............       79,525        0.4
Financial-Miscellaneous  .......      606,213        3.1
Financial Services .............      326,236        1.6
Food Processing ................      233,253        1.2
Foods ..........................      100,231        0.5
Foods & Beverages ..............       46,263        0.2
Furniture ......................       47,327        0.2
Hospital Management ............       27,529        0.1
Household Furnishings &
 Appliances ....................      318,912        1.6
Household Products .............  $   298,702        1.5%
Insurance ......................      476,135        2.4
International Trade ............       95,326        0.5
Leisure ........................      127,015        0.6
Machine Tools ..................       57,576        0.3
Machinery ......................      288,581        1.5
Machinery-Diversified ..........       46,696        0.2
Manufacturing ..................       58,380        0.3
Medical Products & Supplies  ...      117,938        0.6
Medical Services ...............      154,500        0.8
Metals & Mining ................       55,022        0.3
Natural Gas ....................       91,829        0.5
Oil Integrated-International ...      467,679        2.4
Paper & Forest Products ........       68,048        0.3
Paper Products .................      133,541        0.7
Pharmaceuticals ................    1,072,783        5.4
Property-Casualty Insurance ....          980        0.0
Publishing .....................      126,974        0.6
Real Estate ....................      423,434        2.1
Restaurants ....................       61,583        0.3
Retail .........................      650,531        3.3
Retail-Department Stores  ......      203,632        1.0
Retail-Specialty ...............      121,110        0.6
Retail-Specialty Apparel  ......      119,093        0.6
Semiconductor Equipment ........      146,795        0.7
Shoes ..........................       89,730        0.5
Steel ..........................       66,668        0.3
Steel & Iron ...................      221,810        1.1
Telecommunications .............    1,099,479        5.6
Textiles .......................       64,535        0.3
Transportation .................      492,015        2.5
U.S. Government Agencies  ......    1,399,546        7.1
Utilities ......................      121,823        0.6
Utilities-Electric .............      519,748        2.6
Utilities-Telecommunications ...       70,167        0.4
Wholesale Distributor ..........       51,881        0.3
                                 ------------- ------------
                                  $19,971,828      100.9%
                                 ============= ============

                                         PERCENT OF
TYPE OF INVESTMENT           VALUE       NET ASSETS
---------------------------------------------------
Common Stocks ..........  $18,572,282       93.8%
Short-Term Investments      1,399,546        7.1
                          -----------      -----
                          $19,971,828      100.9%
                          ===========      =====

DEAN WITTER RETIREMENT SERIES - STRATEGIST
PORTFOLIO OF INVESTMENTS July 31, 1997

 NUMBER OF
   SHARES                                                                         VALUE
-------------------------------------------------------------------------------------------
             COMMON AND PREFERRED STOCKS (58.4%)
             Aerospace & Defense (1.1%)
    3,905    Honeywell, Inc.  ................................................  $  291,655
                                                                              -------------
             Aluminum (0.5%)
    1,600    Aluminum Co. of America .........................................     141,600
                                                                              -------------
             Automotive (1.7%)
    8,000    Chrysler Corp. ..................................................     297,000
    3,500    Ford Motor Co.  .................................................     143,062
                                                                              -------------
                                                                                   440,062
                                                                              -------------
             Banks - Money Center (2.3%)
    4,500    Citicorp ........................................................     610,875
                                                                              -------------
             Banks - Regional (2.0%)
    1,940    Wells Fargo & Co. ...............................................     533,379
                                                                              -------------
             Beverages - Soft Drinks (0.5%)
    3,400    PepsiCo Inc.  ...................................................     130,262
                                                                              -------------
             Cable/Cellular (0.8%)
    9,400    U.S. West Media Group* ..........................................     207,387
                                                                              -------------
             Chemicals (2.6%)
    1,250    Dow Chemical Co. ................................................     118,750
   11,450    Monsanto Co.  ...................................................     570,353
                                                                              -------------
                                                                                   689,103
                                                                              -------------
             Communications - Equipment & Software (0.6%)
    1,840    Cisco Systems, Inc.*  ...........................................     146,165
                                                                              -------------
             Computer Software (1.6%)
    1,800    Microsoft Corp.* ................................................     254,362
    3,150    Oracle Corp.* ...................................................     171,084
                                                                              -------------
                                                                                   425,446
                                                                              -------------
             Computers (4.5%)
   10,400    Dell Computer Corp.*  ...........................................     889,200
    7,800    Gateway 2000, Inc.*  ............................................     297,862
                                                                              -------------
                                                                                 1,187,062
                                                                              -------------
             Computers - Peripheral Equipment (1.8%)
   11,250    Seagate Technology, Inc.* .......................................     461,953
                                                                              -------------
             Computers - Systems (3.7%)
    3,450    Diebold, Inc.  ..................................................     173,362
    9,500    Hewlett-Packard Co.  ............................................     665,594
    3,300    Sun Microsystems, Inc.* .........................................     150,769
                                                                              -------------
                                                                                   989,725
                                                                              -------------
             Consumer Products (1.8%)
   14,000    Tupperware Corp.  ...............................................     486,500
                                                                              -------------
             Electrical Equipment (2.4%)
    4,820    Emerson Electric Co. ............................................  $  284,380
    5,160    General Electric Co.  ...........................................     362,167
                                                                              -------------
                                                                                   646,547
                                                                              -------------
             Electronics -
             Semiconductors/Components (2.1%)
    6,000    Intel Corp. .....................................................     550,500
                                                                              -------------
             Entertainment/Gaming (0.7%)
    7,000    Circus Circus Enterprises, Inc.* ................................     175,437
                                                                              -------------
             Financial Services (2.0%)
    5,000    American Express Co. ............................................     418,750
    2,600    Fannie Mae ......................................................     123,013
                                                                              -------------
                                                                                   541,763
                                                                              -------------
             Foods (2.6%)
    2,860    Campbell Soup Co.  ..............................................     148,363
    7,900    General Mills, Inc.  ............................................     546,088
                                                                              -------------
                                                                                   694,451
                                                                              -------------
             Forest Products (2.4%)
   10,100    Champion International Corp. ....................................     626,200
                                                                              -------------
             Healthcare - HMOs (1.0%)
   11,200    Humana, Inc.*  ..................................................     273,000
                                                                              -------------
             Household Appliances (1.2%)
   11,000    Maytag Corp.  ...................................................     321,063
                                                                              -------------
             Insurance (0.1%)
             Aetna Inc. (Class C)
      172    (Conv. Pref.) $4.75  ............................................      17,329
                                                                              -------------
             Oil - International Integrated (5.8%)
    6,400    Atlantic Richfield Co.  .........................................     478,800
    2,070    Chevron Corp.  ..................................................     163,789
    2,800    Exxon Corp.  ....................................................     179,900
    7,200    Mobil Corp. .....................................................     550,800
    1,500    Texaco, Inc. ....................................................     174,094
                                                                              -------------
                                                                                 1,547,383
                                                                              -------------
             Pharmaceuticals (4.5%)
    1,800    Abbott Laboratories .............................................     117,788
    6,700    American Home Products Corp. ....................................     552,331
    8,450    Johnson & Johnson ...............................................     526,541
                                                                              -------------
                                                                                 1,196,660
                                                                              -------------
             Retail -Specialty (3.2%)
   10,000    Bed Bath & Beyond, Inc.*  .......................................     330,000
    2,400    Costco Companies Inc.* ..........................................      90,900

                       SEE NOTES TO FINANCIAL STATEMENTS

                                      83

DEAN WITTER RETIREMENT SERIES - STRATEGIST
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

 NUMBER OF
   SHARES                                                                         VALUE
-------------------------------------------------------------------------------------------
    3,450    Home Depot, Inc.  ............................................... $   172,069
   14,250    Pier 1 Imports, Inc. ............................................     251,156
                                                                              -------------
                                                                                   844,125
                                                                              -------------
             Retail - Specialty Apparel (2.5%)
   14,600    Gap, Inc. .......................................................     648,788
                                                                              -------------
             Savings & Loans (0.5%)
    1,500    Golden West Financial Corp. .....................................     126,187
                                                                              -------------
             Shoes (0.7%)
    3,000    Nike, Inc. (Class B) ............................................     186,938
                                                                              -------------
             Steel (1.2%)
    4,300    Inland Steel Industries, Inc.  ..................................      98,631
    3,450    Nucor Corp. .....................................................     214,116
                                                                              -------------
                                                                                   312,747
                                                                              -------------
             TOTAL COMMON AND
             PREFERRED STOCKS
             (Identified Cost $10,314,161)  ..................................  15,450,292
                                                                              -------------

 PRINCIPAL
 AMOUNT IN
 THOUSANDS
-----------
             CORPORATE BONDS (3.7%)
             Automotive - Finance (0.1%)
   $   15    Ford Capital BV (Netherlands)
              9.375% due 05/15/01  ...........................................    16,545
                                                                              ------------
             Banks (0.9%)
      100    Bank One Corp
              9.875% due 03/01/09  ...........................................   124,417
      100    Central Fidelity Capital I Series -144A**
              6.75% due 04/15/27  ............................................   102,601
                                                                              ------------
                                                                                 227,018
                                                                              ------------
             Financial (0.4%)
      100    Money Store Inc. (The)
              8.375% due 04/15/04  ...........................................   105,497
                                                                              ------------
             Financial Services (0.4%)
      100    Centura Capital Trust I Series 144A**
              8.845% due 06/01/27  ...........................................   108,125
                                                                              ------------
             Insurance (0.4%)
      100    Vesta Capital Trust I -144A**
              8.525% due 01/15/27  ...........................................   108,250
                                                                              ------------
             Metals & Mining (0.4%)
      100    Placer Dome, Inc. (Canada)
              8.50% due 12/31/45  ............................................   102,750
                                                                              ------------

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                                        VALUE
-------------------------------------------------------------------------------------------
             Oil & Gas Products (0.4%)
   $  100    Mitchell Energy & Development Corp.
              6.75% due 02/15/04  ............................................  $  99,420
                                                                              -------------
             Oil - Domestic (0.2%)
       50    Occidental Petroleum Corp.
              11.125% due 08/01/10  ..........................................     67,914
                                                                              -------------
             Steel (0.0%)
       10    Pohang Iron & Steel Co., Ltd. (South Korea)
              7.50% due 08/01/02  ............................................     10,336
                                                                              -------------
             Telecommunications (0.4%)
      100    Total Access Communication -144A** (Thailand)
              8.375% due 11/04/06  ...........................................     99,250
                                                                              -------------
             Utilities - Electric (0.1%)
       20    Long Island Lighting Co.
              6.25% due 07/15/01  ............................................     19,789
                                                                              -------------
             TOTAL CORPORATE BONDS
             (Identified Cost $919,525)  .....................................    964,894
                                                                              -------------
             U.S. GOVERNMENT OBLIGATIONS (16.0%)
      400    U.S. Treasury Bond
              6.50% due 11/15/26  ............................................    408,984
      315    U.S. Treasury Bond
              6.875% due 08/15/25  ...........................................    336,414
      150    U.S. Treasury Bond
              7.625% due 02/15/25  ...........................................    174,529
      550    U.S. Treasury Note
              5.125% due 11/30/98  ...........................................    546,364
      950    U.S. Treasury Note
              5.25% due 12/31/97  ............................................    949,269
      350    U.S. Treasury Note
              5.625% due 11/30/00  ...........................................    348,071
      450    U.S. Treasury Note
              5.75% due 08/15/03  ............................................    445,927
      100    U.S. Treasury Note
              5.875% due 11/30/01  ...........................................     99,956
       50    U.S. Treasury Note
              6.375% due 01/15/99  ...........................................     50,506
      350    U.S. Treasury Note
              6.50% due 05/15/05  ............................................    360,315
      360    U.S. Treasury Note
             6.875% due 08/31/99  ............................................    367,978

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - STRATEGIST
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                                                   VALUE
------------------------------------------------------------------------------------------------------
  $ 140     U.S. Treasury Note
             7.25% due 05/15/04  ........................................................ $  149,911
                                                                                         -------------
            TOTAL U.S. GOVERNMENT OBLIGATIONS
            (Identified Cost $4,145,542)  ...............................................  4,238,224
                                                                                         -------------
            SHORT-TERM INVESTMENTS (22.0%)
            U.S. GOVERNMENT AGENCIES (a)(21.2%)
  5,000     Federal Farm Credit Bank
             5.42% due 08/05/97  ........................................................  4,996,989
    600     Federal Home Loan Mortgage Corp.
             5.75% due 08/01/97  ........................................................    600,000
                                                                                         -------------
            TOTAL U.S. GOVERNMENT AGENCIES
            (Amortized Cost $5,596,989)  ................................................  5,596,989
                                                                                         -------------
            REPURCHASE AGREEMENT (0.8%)
    223     The Bank of New York 5.75% due 08/01/97 (dated 07/31/97; proceeds
             $222,587)(b) (Identified Cost $222,551)  ...................................    222,551
                                                                                         -------------
            TOTAL SHORT-TERM INVESTMENTS
            (Identified Cost $5,819,540) ................................................  5,819,540
                                                                                         -------------
TOTAL INVESTMENTS
(Identified Cost $21,198,768)(c)  ..........................................     100.1%   26,472,950
LIABILITIES IN EXCESS OF
OTHER ASSETS ...............................................................      (0.1)      (13,530)
                                                                               --------  -------------
NET ASSETS .................................................................     100.0%  $26,459,420
                                                                               ========  =============

------------
*       Non-income producing security.
**      Resale is restricted to qualified institutional investors.
(a) Securities were purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $120,000 U.S. Treasury Note 7.875% due 04/15/98 valued at $124,656, $93,651 U.S. Treasury Note 7.00% due 04/15/99
        valued at $97,514 and $4,723 U.S. Treasury Note 5.625% due 08/31/97
        valued at $4,832.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $5,356,659 and the aggregate gross unrealized depreciation is $82,477, resulting in net unrealized appreciation of $5,274,182.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES
FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
July 31, 1997

                                                                                                      INTERMEDIATE
                                                                    U.S. GOVERNMENT  U.S. GOVERNMENT     INCOME
                                                     LIQUID ASSET    MONEY MARKET       SECURITIES     SECURITIES
------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in securities, at value*...............   $20,113,397     $4,036,736      $10,350,075      $2,347,060
Cash ..............................................         8,427          2,213           78,974          86,163
Receivable for:
 Investments sold..................................        --             --               --              --
 Shares of beneficial interest sold................     1,135,082         10,301           22,677           3,462
 Dividends.........................................        --             --               --              --
 Interest..........................................        --             --               76,764          33,314
 Foreign withholding taxes reclaimed...............        --             --               --              --
Prepaid expenses and other assets..................        26,147          5,790            6,691          12,589
Deferred organizational expenses...................         1,127          1,284            1,191           1,189
Receivable from affiliate..........................        --              8,537           --               6,791
                                                      -----------     ----------      -----------      ----------
 TOTAL ASSETS......................................    21,284,180      4,064,861       10,536,372       2,490,568
                                                      -----------     ----------      -----------      ----------
LIABILITIES:
Payable for:
 Investments purchased.............................        --             --               --              --
 Shares of beneficial interest repurchased ........        38,541         --               11,416           8,580
 Dividends to shareholders.........................        --             --                4,011             746
 Investment management fee.........................         4,022         --                  110          --
Accrued expenses and other payables................        23,148         17,969           19,019          19,964
Organizational expenses payable....................         5,441          5,596            5,509           5,506
                                                      -----------     ----------      -----------      ----------
 TOTAL LIABILITIES.................................        71,152         23,565           40,065          34,796
                                                      -----------     ----------      -----------      ----------
NET ASSETS:
Paid-in-capital....................................    21,213,018      4,041,296       10,359,177       2,514,907
Accumulated undistributed net investment income  ..            10         --               --                  46
Accumulated undistributed net realized gain
 (loss)............................................        --             --                 (491)        (91,207)
Net unrealized appreciation........................        --             --              137,621          32,026
                                                      -----------     ----------      -----------      ----------
  NET ASSETS ......................................   $21,213,028     $4,041,296      $10,496,307      $2,455,772
                                                      ===========     ==========      ===========      ==========
 *IDENTIFIED COST..................................   $20,113,397     $4,036,736      $10,212,454      $2,315,034
                                                      ===========     ==========      ===========      ==========
  SHARES OF BENEFICIAL INTEREST OUTSTANDING  ......    21,213,018      4,042,542        1,059,510         253,850
                                                      ===========     ==========      ===========      ==========
NET ASSET VALUE PER SHARE
 (unlimited authorized shares of $.01 par value) ..         $1.00          $1.00            $9.91           $9.67
                                                      ===========     ==========      ===========      ==========




                                           SEE NOTES TO FINANCIAL STATEMENTS

   AMERICAN       CAPITAL       DIVIDEND                   VALUE-ADDED      GLOBAL
     VALUE        GROWTH         GROWTH       UTILITIES       MARKET        EQUITY       STRATEGIST
-------------  ------------ --------------  ------------  ------------- -------------  -------------
 $53,898,134    $3,595,614    $116,084,027   $5,671,872    $23,856,111    $19,971,828   $26,472,950
      50,162        17,654         --            --             71,591         97,563        --

   1,160,411       114,777         338,972       59,863        724,700        274,717        --
     117,578        17,493         153,745       13,810         32,661         36,421        50,264
      27,266           905         165,765       20,937         22,727         10,450        18,010
      --            --                 121           21         --             --            81,793
         101        --             --             1,065         --              8,996           144
      13,270         4,338          11,076        5,646          8,501          9,554         7,169
       1,376         1,379           1,186        1,191          1,379          1,191         1,189
      --             5,185         --             2,057         --             25,572        --
-------------  ------------ --------------  ------------  ------------- -------------  -------------
  55,268,298     3,757,345     116,754,892    5,776,462     24,717,670     20,436,292    26,631,519
-------------  ------------ --------------  ------------  ------------- -------------  -------------

     918,594        58,353       1,221,168      316,275        861,090        574,355        --
      77,147         3,874         108,736       43,837         45,267         28,565       125,989
      --            --             --            --             --             --            --
      20,595        --              71,294       --              5,006         --            16,034
      31,781        19,786          36,684       19,613         20,886         30,667        24,575
       5,687         5,686           5,501        5,509          5,686          5,509         5,501
-------------  ------------ --------------  ------------  ------------- -------------  -------------
   1,053,804        87,699       1,443,383      385,234        937,935        639,096       172,099
-------------  ------------ --------------  ------------  ------------- -------------  -------------

  37,394,619     2,542,364      78,149,265    3,829,119     14,983,162     15,411,210    20,620,027
      46,600        --             365,924       54,200        100,361        131,548       381,735
   6,688,579       257,050       8,002,032      476,783        345,423        784,106       183,476
  10,084,696       870,232      28,794,288    1,031,126      8,350,789      3,470,332     5,274,182
-------------  ------------ --------------  ------------  ------------- -------------  -------------
 $54,214,494    $3,669,646    $115,311,509   $5,391,228    $23,779,735    $19,797,196   $26,459,420
=============  ============ ==============  ============  ============= =============  =============
 $43,813,438    $2,725,382    $ 87,289,739   $4,640,746    $15,505,322    $16,500,496   $21,198,768
=============  ============ ==============  ============  ============= =============  =============
   3,197,235       207,826       5,855,243      391,125      1,262,502      1,367,161     1,744,091
=============  ============ ==============  ============  ============= =============  =============

      $16.96        $17.66          $19.69       $13.78         $18.84         $14.48        $15.17
=============  ============ ==============  ============  ============= =============  =============

DEAN WITTER RETIREMENT SERIES
FINANCIAL STATEMENTS, continued

STATEMENTS OF OPERATIONS
For the year ended July 31, 1997

                                                                                                      INTERMEDIATE
                                                                    U.S. GOVERNMENT  U.S. GOVERNMENT     INCOME
                                                     LIQUID ASSET    MONEY MARKET      SECURITIES      SECURITIES
------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME:

INCOME
Interest...........................................   $1,450,222       $393,765         $706,725        $245,036
Dividends..........................................       --              --               --              --
                                                    -------------- ---------------  --------------- --------------
  TOTAL INCOME.....................................    1,450,222        393,765          706,725         245,036
                                                    -------------- ---------------  --------------- --------------
EXPENSES
Investment management fees.........................      132,515         36,695           67,676          24,502
Transfer agent fees and expenses...................       52,551          6,122           42,577           7,692
Shareholder reports and notices....................       29,598          4,314            4,749           2,416
Professional fees..................................       15,232         15,334           14,872          16,995
Registration fees..................................       25,200         14,233           22,217          13,083
Custodian fees.....................................       10,663          6,196            3,435           4,847
Trustees' fees and expenses........................        3,655            321              753             250
Organizational expenses............................        2,722          2,721            2,727           2,727
Other..............................................        3,904          1,879            1,870           3,021
                                                    -------------- ---------------  --------------- --------------
  TOTAL EXPENSES...................................      276,040         87,815          160,876          75,533
Less: amounts waived/reimbursed ...................      (11,009)       (14,427)         (56,757)        (37,837)
                                                    -------------- ---------------  --------------- --------------
  NET EXPENSES.....................................      265,031         73,388          104,119          37,696
                                                    -------------- ---------------  --------------- --------------
  NET INVESTMENT INCOME (LOSS).....................    1,185,191        320,377          602,606         207,340
                                                    -------------- ---------------  --------------- --------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss)...........................       --              --               5,297         (62,395)
Net change in unrealized
 appreciation/depreciation.........................       --              --             365,249         151,066
                                                    -------------- ---------------  --------------- --------------
  NET GAIN.........................................       --              --             370,546          88,671
                                                    -------------- ---------------  --------------- --------------
NET INCREASE.......................................   $1,185,191       $320,377         $973,152        $296,011
                                                    ============== ===============  =============== ==============

--------------
*      Net of $1,132, $10, $7,380, $972, $1,050, $18,695 and $63 foreign withholding tax, respectively.



                                           SEE NOTES TO FINANCIAL STATEMENTS

   AMERICAN       CAPITAL      DIVIDEND                   VALUE-ADDED     GLOBAL
     VALUE        GROWTH        GROWTH       UTILITIES      MARKET        EQUITY      STRATEGIST
-------------  ------------ -------------  ------------ -------------  ------------ ------------
 $   147,964    $    8,415    $    69,357   $   41,817    $   34,670    $   67,144    $  673,048
     357,714*       12,328*     2,522,140*     208,343*      368,546*      214,870*      153,990*
-------------  ------------ -------------  ------------ -------------  ------------ ------------
     505,678        20,743      2,591,497      250,160       403,216       282,014       827,038
-------------  ------------ -------------  ------------ -------------  ------------ ------------

     390,217        22,697        672,098       51,738        97,479       153,656       180,204
      77,489         3,914         86,989       18,120        18,607        37,093        51,763
      20,768         1,692         38,212        3,853         8,952         5,415        10,295
      12,798        11,302         13,936       15,840        15,314        15,207        10,489
      18,634        28,006         32,684       19,450        20,656        27,047        20,879
      28,005        12,249         12,104        7,964        24,785        28,694        13,942
       3,312            47          6,141          285         1,131           819         1,050
       2,720         2,717          2,724        2,727         2,717         2,727         2,721
       3,530         1,744          3,851        2,533        10,004        13,075         5,095
-------------  ------------ -------------  ------------ -------------  ------------ ------------
     557,473        84,368        868,739      122,510       199,645       283,733       296,438
     (98,395)      (57,660)        --          (53,527)       (4,686)     (130,077)      (84,434)
-------------  ------------ -------------  ------------ -------------  ------------ ------------
     459,078        26,708        868,739       68,983       194,959       153,656       212,004
-------------  ------------ -------------  ------------ -------------  ------------ ------------
      46,600        (5,965)     1,722,758      181,177       208,257       128,358       615,034
-------------  ------------ -------------  ------------ -------------  ------------ ------------

   7,151,437       294,325      8,642,932      608,162       896,043       811,865       247,627
   9,007,653       762,068     21,493,364      426,820     6,185,067     2,898,751     4,379,845
-------------  ------------ -------------  ------------ -------------  ------------ ------------
  16,159,090     1,056,393     30,136,296    1,034,982     7,081,110     3,710,616     4,627,472
-------------  ------------ -------------  ------------ -------------  ------------ ------------
 $16,205,690    $1,050,428    $31,859,054   $1,216,159    $7,289,367    $3,838,974    $5,242,506
=============  ============ =============  ============ =============  ============ ============

DEAN WITTER RETIREMENT SERIES
FINANCIAL STATEMENTS, continued

STATEMENTS OF CHANGES IN NET ASSETS
For the year ended July 31,

                                                                                                  U.S. GOVERNMENT
                                                                LIQUID ASSET                        MONEY MARKET
                                                       ------------------------------- --------------------------------------
                                                            1997            1996            1997                1996
-----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)..........................  $  1,185,191    $   3,416,056   $    320,377        $    727,122
Net realized gain (loss)..............................       --               --             --                  --
Net change in unrealized appreciation/depreciation ...       --               --             --                  --
                                                        ------------    -------------   ------------        ------------
  NET INCREASE .......................................     1,185,191        3,416,056        320,377             727,122
                                                        ------------    -------------   ------------        ------------
DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income.................................    (1,185,223)      (3,416,043)      (321,625)           (727,125)
Net realized gain.....................................       --               --             --                  --
                                                        ------------    -------------   ------------        ------------
  TOTAL...............................................    (1,185,223)      (3,416,043)      (321,625)           (727,125)
                                                        ------------    -------------   ------------        ------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST:
Net proceeds from sales...............................    29,266,419      177,956,895      8,809,340          27,880,399
Reinvestment of dividends and distributions ..........     1,185,223        3,416,043        321,624             727,125
Cost of shares repurchased............................   (51,991,220)    (174,251,486)   (11,716,197)        (32,674,558)
                                                        ------------    -------------   ------------        ------------
  NET INCREASE (DECREASE).............................   (21,539,578)       7,121,452     (2,585,233)         (4,067,034)
                                                        ------------    -------------   ------------        ------------
  TOTAL INCREASE (DECREASE)...........................   (21,539,610)       7,121,465     (2,586,481)         (4,067,037)
NET ASSETS:
Beginning of period...................................    42,752,638       35,631,173      6,627,777          10,694,814
                                                        ------------    -------------   ------------        ------------
  END OF PERIOD.......................................  $ 21,213,028    $  42,752,638   $  4,041,296        $  6,627,777
                                                        ============    =============   ============        ============
UNDISTRIBUTED NET INVESTMENT INCOME...................  $         10    $          42        --             $          2
                                                        ============    =============   ============        ============
SHARES ISSUED AND REPURCHASED:
Sold..................................................    29,266,419      177,956,895      8,809,340          27,880,399
Issued in reinvestment of dividends and
 distributions........................................     1,185,223        3,416,043        321,624             727,125
Repurchased...........................................   (51,991,220)    (174,251,486)   (11,716,197)        (32,674,558)
                                                        ------------    -------------   ------------        ------------
NET INCREASE (DECREASE)...............................   (21,539,578)       7,121,452     (2,585,233)         (4,067,034)
                                                        ============    =============   ============        ============



                                           SEE NOTES TO FINANCIAL STATEMENTS

       U.S. GOVERNMENT               INTERMEDIATE
         SECURITIES                INCOME SECURITIES              AMERICAN VALUE                    CAPITAL GROWTH
---------------------------- ---------------------------- ----------------------------- -------------------------------------
     1997           1996          1997           1996           1997           1996          1997               1996
-------------  ------------- -------------  ------------- --------------  ------------- ------------  -----------------------
 $   602,606    $   434,937    $   207,340   $   218,492    $     46,600   $   244,604    $   (5,965)        $    6,999
       5,297         18,226        (62,395)      (27,045)      7,151,437     4,355,860       294,325             31,476
     365,249       (149,772)       151,066      (116,038)      9,007,653    (2,487,467)      762,068             45,817
-------------  ------------- -------------  ------------- --------------  ------------- ------------  -----------------------
     973,152        303,391        296,011        75,409      16,205,690     2,112,997     1,050,428             84,292
-------------  ------------- -------------  ------------- --------------  ------------- ------------  -----------------------

    (602,630)      (434,913)      (207,294)     (218,918)        (93,984)     (299,827)       (2,106)            (8,566)
     (22,190)        --             --            (4,854)     (3,137,376)   (2,309,181)      (56,080)            (4,860)
-------------  ------------- -------------  ------------- --------------  ------------- ------------  -----------------------
    (624,820)      (434,913)      (207,294)     (223,772)     (3,231,360)   (2,609,008)      (58,186)           (13,426)
-------------  ------------- -------------  ------------- --------------  ------------- ------------  -----------------------

   5,963,450      9,509,649      3,241,075     4,840,703      20,568,978    21,806,112     1,297,311          1,518,128
     567,526        433,619        165,904       217,069       3,227,638     2,602,757        58,150             13,426
  (5,033,814)    (5,369,758)    (5,211,640)   (1,731,472)    (22,877,816)   (6,172,981)     (665,910)          (292,073)
-------------  ------------- -------------  ------------- --------------  ------------- ------------  -----------------------
   1,497,162      4,573,510     (1,804,661)    3,326,300         918,800    18,235,888       689,551          1,239,481
-------------  ------------- -------------  ------------- --------------  ------------- ------------  -----------------------
   1,845,494      4,441,988     (1,715,944)    3,177,937      13,893,130    17,739,877     1,681,793          1,310,347

   8,650,813      4,208,825      4,171,716       993,779      40,321,364    22,581,487     1,987,853            677,506
-------------  ------------- -------------  ------------- --------------  ------------- ------------  -----------------------
 $10,496,307    $ 8,650,813    $ 2,455,772   $ 4,171,716    $ 54,214,494   $40,321,364    $3,669,646         $1,987,853
=============  ============= =============  ============= ==============  ============= ============  =======================
 $                                           $                                            $
      --        $        24    $        46        --        $     46,600   $    93,984        --             $    2,106
=============  ============= =============  ============= ==============  ============= ============  =======================

     616,600        971,490        340,574       499,259       1,422,680     1,603,955        91,240            119,028
      58,481         44,420         17,479        22,618         237,676       203,340         4,317              1,087
    (517,322)      (547,637)      (547,645)     (181,670)     (1,545,904)     (447,666)      (45,416)           (23,095)
-------------  ------------- -------------  ------------- --------------  ------------- ------------  -----------------------
     157,759        468,273       (189,592)      340,207         114,452     1,359,629        50,141             97,020
=============  ============= =============  ============= ==============  ============= ============  =======================

DEAN WITTER RETIREMENT SERIES
FINANCIAL STATEMENTS, continued

STATEMENTS OF CHANGES IN NET ASSSETS, continued
For the year ended July 31,

                                                              DIVIDEND GROWTH                 UTILITIES
                                                       ----------------------------- -----------------------------
                                                            1997           1996           1997           1996
-----------------------------------------------------  -------------- -------------  ------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income.................................  $  1,722,758    $ 1,244,989   $   181,177     $   205,110
Net realized gain (loss)..............................     8,642,932      2,317,010       608,162         (13,965)
Net change in unrealized appreciation/depreciation ...    21,493,364      2,701,826       426,820         257,350
                                                        ------------    -----------   -----------     -----------
  NET INCREASE .......................................    31,859,054      6,263,825     1,216,159         448,495
                                                        ------------    -----------   -----------     -----------
DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income.................................    (1,707,024)    (1,199,564)     (160,780)       (230,987)
Net realized gain.....................................    (2,463,125)      (590,466)       --              --
                                                        ------------    -----------   -----------     -----------
  TOTAL...............................................    (4,170,149)    (1,790,030)     (160,780)       (230,987)
                                                        ------------    -----------   -----------     -----------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST:
Net proceeds from sales...............................    37,149,898     36,503,267     2,818,978       3,456,194
Reinvestment of dividends and distributions ..........     4,150,502      1,779,713       158,903         227,657
Cost of shares repurchased............................   (23,440,408)    (8,398,184)   (6,235,329)     (1,687,882)
                                                        ------------    -----------   -----------     -----------
  NET INCREASE (DECREASE).............................    17,859,992     29,884,796    (3,257,448)      1,995,969
                                                        ------------    -----------   -----------     -----------
  TOTAL INCREASE (DECREASE)...........................    45,548,897     34,358,591    (2,202,069)      2,213,477
NET ASSETS:
Beginning of period...................................    69,762,612     35,404,021     7,593,297       5,379,820
                                                        ------------    -----------   -----------     -----------
  END OF PERIOD.......................................  $115,311,509    $69,762,612   $ 5,391,228     $ 7,593,297
                                                        ============    ===========   ===========     ===========
UNDISTRIBUTED NET INVESTMENT INCOME...................  $    365,924    $   350,190   $    54,200     $    33,362
                                                        ============    ===========   ===========     ===========
SHARES ISSUED AND REPURCHASED:
Sold..................................................     2,205,684      2,524,798       222,951         288,411
Issued in reinvestment of dividends and
 distributions........................................       255,693        126,953        12,596          18,947
Repurchased...........................................    (1,379,982)      (583,926)     (488,313)       (141,590)
                                                        ------------    -----------   -----------     -----------
NET INCREASE (DECREASE)...............................     1,081,395      2,067,825      (252,766)        165,768
                                                        ============    ===========   ===========     ===========



                                           SEE NOTES TO FINANCIAL STATEMENTS

      VALUE-ADDED MARKET              GLOBAL EQUITY                     STRATEGIST
----------------------------- ---------------------------- ----------------------------------------
      1997           1996          1997           1996          1997                  1996
--------------  ------------- -------------  ------------- -------------  -------------------------
 $    208,257    $   331,372    $   128,358   $    84,531    $   615,034         $   287,670
      896,043        186,832        811,865       434,795        247,627             730,868
    6,185,067      1,044,025      2,898,751        47,491      4,379,845             291,438
--------------  ------------- -------------  ------------- -------------  -------------------------
    7,289,367      1,562,229      3,838,974       566,817      5,242,506           1,309,976
--------------  ------------- -------------  ------------- -------------  -------------------------

     (279,999)      (257,479)       (70,000)     (126,784)      (408,002)           (244,742)
     (698,399)       (78,439)      (367,529)       --           (699,994)           (159,285)
--------------  ------------- -------------  ------------- -------------  -------------------------
     (978,398)      (335,918)      (437,529)     (126,784)    (1,107,996)           (404,027)
--------------  ------------- -------------  ------------- -------------  -------------------------

    6,558,038      6,512,239      7,696,263     6,329,119      7,519,070          12,101,707
      948,925        329,833        435,668       121,869      1,107,086             403,090
  (10,417,432)    (1,769,137)    (3,421,423)   (2,492,083)    (3,796,952)         (2,673,732)
--------------  ------------- -------------  ------------- -------------  -------------------------
   (2,910,469)     5,072,935      4,710,508     3,958,905      4,829,204           9,831,065
--------------  ------------- -------------  ------------- -------------  -------------------------
    3,400,500      6,299,246      8,111,953     4,398,938      8,963,714          10,737,014

   20,379,235     14,079,989     11,685,243     7,286,305     17,495,706           6,758,692
--------------  ------------- -------------  ------------- -------------  -------------------------
 $ 23,779,735    $20,379,235    $19,797,196   $11,685,243    $26,459,420         $17,495,706
==============  ============= =============  ============= =============  =========================
 $    100,361    $   172,103    $   131,548   $    49,495    $   381,735         $   174,703
==============  ============= =============  ============= =============  =========================

      416,960        468,279        606,253       542,027        549,814             972,731
       62,594         24,706         35,887        10,862         83,616              34,364
     (680,374)      (129,743)      (265,700)     (214,741)      (277,595)           (218,134)
--------------  ------------- -------------  ------------- -------------  -------------------------
     (200,820)       363,242        376,440       338,148        355,835             788,961
==============  ============= =============  ============= =============  =========================

DEAN WITTER RETIREMENT SERIES
NOTES TO FINANCIAL STATEMENTS July 31, 1997


1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter Retirement Series (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company, consisting of eleven separate Series ("Series"). All of the Series, with the exception of Strategist, are diversified.

The Fund was organized on May 14, 1992 as a Massachusetts business trust and each of the Series commenced operations as follows:

                                           COMMENCEMENT                                  COMMENCEMENT
                                          OF OPERATIONS                                  OF OPERATIONS
                                          -------------                                  -------------
Liquid Asset .......................      December 30, 1992  Dividend Growth ........       January 7, 1993
U.S. Government Money Market  ......       January 20, 1993  Utilities ..............       January 8, 1993
U.S. Government Securities .........        January 8, 1993  Value-Added Market  ....      February 1, 1993
Intermediate Income Securities  ....       January 12, 1993  Global Equity ..........       January 8, 1993
American Value .....................       February 1, 1993  Strategist .............       January 7, 1993
Capital Growth .....................       February 2, 1993

The investment objectives of each Series are as follows:

         SERIES                        INVESTMENT OBJECTIVE
-------------------------------------------------------------------------------
Liquid Asset            Seeks high current income, preservation of capital and
                        liquidity by investing in short-term money market
                        instruments.
-------------------------------------------------------------------------------
U.S. Government         Seeks high current income, preservation of capital and
Money Market            liquidity by investing primarily in money market
                        instruments which are issued and/or guaranteed by the
                        U.S. Government, its agencies or instrumentalities.
-------------------------------------------------------------------------------
U.S. Government         Seeks high current income consistent with safety of
Securities              principal by investing in a diversified portfolio of
                        obligations issued and/or guaranteed by the U.S.
                        Government or its instrumentalities.
-------------------------------------------------------------------------------
Intermediate Income     Seeks high current income consistent with safety of
Securities              principal by investing primarily in intermediate term,
                        investment grade fixed-income securities.
-------------------------------------------------------------------------------
American Value          Seeks long-term growth consistent with an effort to
                        reduce volatility by investing principally in common
                        stock of companies in industries which, at the time of
                        investment, are believed to be undervalued in the
                        marketplace.
-------------------------------------------------------------------------------
Capital Growth          Seeks long-term capital growth by investing primarily
                        in common stocks.
-------------------------------------------------------------------------------
Dividend Growth         Seeks to provide reasonable current income and
                        long-term growth of income and capital by investing
                        primarily in common stock of companies with a record of
                        paying dividends and the potential for increasing
                        dividends.
-------------------------------------------------------------------------------

DEAN WITTER RETIREMENT SERIES
NOTES TO FINANCIAL STATEMENTS July 31, 1997, continued

         SERIES                        INVESTMENT OBJECTIVE
-------------------------------------------------------------------------------
Utilities               Seeks to provide current income and long-term growth of
                        income and capital by investing in equity and fixed-income securities of companies in the public utilities industry.

-------------------------------------------------------------------------------
Value-Added             Seeks to achieve a high level of total return on its
Market                  assets through a combination of capital appreciation
                        and current income. It seeks to achieve this objective
                        by investing, on an equally weighted basis, in a
                        diversified portfolio of common stocks of the companies
                        which are represented in the Standard & Poor's 500
                        Composite Stock Price Index.
-------------------------------------------------------------------------------
Global Equity           Seeks to provide a high level of total return on its
                        assets, primarily through long-term capital growth and,
                        to a lesser extent, from income. It seeks to achieve
                        this objective through investments in all types of
                        common stocks and equivalents, preferred stocks and
                        bonds and other debt obligations of domestic and
                        foreign companies, governments and international
                        organizations.
-------------------------------------------------------------------------------
Strategist              Seeks a high total investment return through a fully
                        managed investment policy utilizing equity, investment
                        grade fixed income and money market securities.
-------------------------------------------------------------------------------

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Liquid Asset and U.S. Government Money Market:
Securities are valued at amortized cost which approximates market value. All remaining Series: (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation;
(3) when market quotations are not readily available, including circumstances under which it is determined by Dean Witter InterCapital Inc. (the "Investment Manager") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures

DEAN WITTER RETIREMENT SERIES
NOTES TO FINANCIAL STATEMENTS July 31, 1997, continued


established by and under the general supervision of the Trustees (valuation of securities for which market quotations are not readily available may also be based upon current market prices of securities which are comparable in coupon, rating and maturity, or an appropriate matrix utilizing similar factors); (4) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is accrued daily. Liquid Asset and U.S. Government Money Market amortize premiums and accrete discounts on securities owned; gains and losses realized upon the sale of such securities are based on their amortized cost. Discounts for all other Series are accreted over the life of the respective securities.

C. FOREIGN CURRENCY TRANSLATION -- The books and records of each Series investing in foreign currency denominated transactions are translated into U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Series do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

D. FORWARD FOREIGN CURRENCY CONTRACTS -- Some of the Series may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange

DEAN WITTER RETIREMENT SERIES
NOTES TO FINANCIAL STATEMENTS July 31, 1997, continued


gains and losses are included in the Statement of Operations as unrealized foreign currency gain or loss. The Series record realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

E. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply individually for each Series with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

G. EXPENSES -- Direct expenses are charged to the respective Series and general Fund expenses are allocated on the basis of relative net assets or equally among the Series.

H. ORGANIZATIONAL EXPENSES -- The Investment Manager paid the organizational expenses of the Fund in the amount of $150,000 ($13,636 allocated to each of the Series) and will be reimbursed, exclusive of amounts waived. Such expenses have been deferred and are being amortized by the Fund on the straight line method over a period not to exceed five years from the commencement of operations.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement (the "Agreement"), the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to each Series' net assets determined at the close of each business day: Liquid Asset, U.S. Government Money Market and Value-Added Market -0.50%; U.S. Government Securities and Intermediate Income Securities -0.65%; Dividend Growth and Utilities -0.75%; American Value, Capital Growth and Strategist -0.85%; and Global Equity -1.0%.

DEAN WITTER RETIREMENT SERIES
NOTES TO FINANCIAL STATEMENTS July 31, 1997, continued


Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

For the period January 1, 1996 through December 31, 1997, the Investment Manager is waiving the management fee and reimbursing expenses to the extent they exceed 1.00% of daily net assets of each Series. At July 31, 1997, included in the Statement of Assets and Liabilities are receivables from an affiliate which represent expense reimbursements due to the Fund.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

Purchases and sales/maturities/prepayments of portfolio securities, excluding short-term investments (except for Liquid Asset and U.S. Government Money Market), for the year ended July 31, 1997 were as follows:

                                   U.S. GOVERNMENT SECURITIES               OTHER
                                 ------------------------------ ------------------------------
                                                     SALES/
                                                  MATURITIES/                       SALES/
                                    PURCHASES     PREPAYMENTS      PURCHASES      MATURITIES
                                 -------------- --------------  -------------- --------------
Liquid Asset ...................  $395,220,670    $391,812,764   $353,719,078    $382,160,567
U.S. Government Money Market  ..   661,528,098     664,513,285        --              --
U.S. Government Securities  ....    11,000,110       9,181,622        --              --
Intermediate Income Securities       2,742,469       4,820,820      2,019,750       1,836,116
American Value .................     1,055,258       1,298,196    114,604,516     110,531,028
Capital Growth .................        15,742          77,006      4,322,821       3,559,093
Dividend Growth ................       --              --          44,208,359      27,461,961
Utilities ......................       --              --           5,530,405       7,587,775
Value-Added Market .............       --               25,784      4,396,277       8,131,744
Global Equity ..................       --               46,580     15,006,072      11,195,792
Strategist .....................     3,410,867       5,765,994     12,067,832       9,926,607

Included in the aforementioned purchases and sales/maturities of portfolio securities of Value-Added Market are common stock purchases and sales of Morgan Stanley, Dean Witter, Discover & Co., an affiliate of the Investment Manager, of $12,464 and $75,839, respectively, including realized gains of $28,629.

DEAN WITTER RETIREMENT SERIES
NOTES TO FINANCIAL STATEMENTS July 31, 1997, continued


Included at July 31, 1997 in the payable for investments purchased and receivable for investments sold were unsettled trades with Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager, as follows:

                                     CAPITAL    DIVIDEND                GLOBAL
                                      GROWTH     GROWTH    UTILITIES    EQUITY
                                    --------- ----------  ----------- ---------
Payable for investments purchased    $ 4,319    $887,346    $200,025   $    --
                                    ========= ==========  =========== =========
Receivable for investments sold  ..  $38,982    $149,533    $ 42,821   $91,462
                                    ========= ==========  =========== =========


For the year ended July 31, 1997, the following Series incurred brokerage commissions with DWR, for portfolio transactions executed on behalf of such Series, as follows:

 AMERICAN    CAPITAL    DIVIDEND                GLOBAL
   VALUE      GROWTH     GROWTH    UTILITIES    EQUITY   STRATEGIST
----------  --------- ----------  ----------- --------  ------------
  $25,735     $1,487    $43,558     $13,830     $9,201     $6,861
==========  ========= ==========  =========== ========  ============

For the period May 31, 1997 through July 31, 1997, Capital Growth, Global Equity and American Value incurred brokerage commissions of $270, $168 and $1,365, respectively, with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager since May 31, 1997, for portfolio transactions executed on behalf of the Series.

Dean Witter Trust Company, an affiliate of the Investment Manager, is the Fund's transfer agent. At July 31, 1997 the following Series had approximate transfer agent fees and expenses payable as follows:

                                                  INTERMEDIATE
                U.S. GOVERNMENT  U.S. GOVERNMENT     INCOME        AMERICAN    CAPITAL
 LIQUID ASSET     MONEY MARKET     SECURITIES      SECURITIES       VALUE       GROWTH
--------------  --------------- ---------------  -------------- ------------  ---------
      $120            $100           $1,250           $150           $800        $90
==============  =============== ===============  ============== ============  =========

  DIVIDEND                         VALUE-ADDED       GLOBAL
   GROWTH          UTILITIES         MARKET          EQUITY      STRATEGIST
--------------  --------------- ---------------  -------------- ------------
   $280              $80             $140            $210           $500
==============  =============== ===============  ============== ============

DEAN WITTER RETIREMENT SERIES
NOTES TO FINANCIAL STATEMENTS July 31, 1997, continued


4. FEDERAL INCOME TAX STATUS

At July 31, 1997, Intermediate Income Securities had a net capital loss carryover of approximately $30,200 of which $5,700 will be available through July 31, 2004 and $24,500 will be available through July 31, 2005 to offset future capital gains to the extent provided by regulations. During the year ended July 31, 1997, Utilities utilized its net capital loss carryover of approximately $102,000.

Net capital and net currency losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Series' next taxable year. The following Series incurred and will elect to defer post-October losses during fiscal 1997:

                  INTERMEDIATE
U.S. GOVERNMENT      INCOME       GLOBAL
   SECURITIES      SECURITIES     EQUITY
---------------  -------------- --------
      $500           $57,800       $900
===============  ============== ========

At July 31, 1997, the primary reason(s) for temporary book/tax differences were as follows:

                                          TEMPORARY DIFFERENCES
                                     -------------------------------
                                        POST-        CAPITAL LOSS
                                       OCTOBER      DEFERRALS FROM
                                        LOSSES        WASH SALES
                                     ----------- ------------------
U.S. Government Securities .........      o
Intermediate Income Securities  ....      o               o
American Value .....................                      o
Capital Growth .....................                      o
Dividend Growth ....................                      o
Utilities ..........................
Value-Added Market..................                      o
Global Equity.......................      o               o
Strategist .........................                      o

Additionally, Global Equity had temporary differences attributable to income from the mark-to-market of passive foreign investment companies ("PFICs") and permanent differences attributable to tax adjustments on PFICs sold by the Series and Capital Growth had permanent differences attributable to a net operating loss.

DEAN WITTER RETIREMENT SERIES
NOTES TO FINANCIAL STATEMENTS July 31, 1997, continued


To reflect reclassifications arising from permanent book/tax differences for the year ended July 31, 1997, the following accounts were (charged) credited:

                   ACCUMULATED     ACCUMULATED
                  UNDISTRIBUTED   UNDISTRIBUTED
                 NET INVESTMENT   NET REALIZED
                     INCOME        GAIN (LOSS)
                 -------------- ---------------
Capital Growth       $ 5,965        $ (5,965)
Global Equity  .     $23,695        $(23,695)

5. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

Some of the Portfolios may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Portfolios bear the risk of an unfavorable change in foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At July 31, 1997, Global Equity had outstanding forward contracts to facilitate settlement of foreign currency denominated portfolio transactions.

DEAN WITTER RETIREMENT SERIES
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

             NET ASSET                      NET                                                         TOTAL
    YEAR       VALUE         NET         REALIZED      TOTAL FROM     DIVIDENDS     DISTRIBUTIONS     DIVIDENDS
   ENDED     BEGINNING    INVESTMENT  AND UNREALIZED   INVESTMENT        TO              TO              AND
  JULY 31    OF PERIOD      INCOME      GAIN (LOSS)    OPERATIONS   SHAREHOLDERS    SHAREHOLDERS    DISTRIBUTIONS
----------  ----------- ------------  -------------- ------------  -------------- ---------------  ---------------
LIQUID ASSET
1993 (1)       $ 1.00       $0.02           --           $ 0.02        $(0.02)           --             $(0.02)
1994             1.00        0.03           --             0.03         (0.03)           --              (0.03)
1995             1.00        0.06           --             0.06         (0.06)           --              (0.06)
1996             1.00        0.05           --             0.05         (0.05)           --              (0.05)
1997             1.00        0.05           --             0.05         (0.05)           --              (0.05)

U.S. GOVERNMENT MONEY MARKET
1993 (2)         1.00          --++         --             --            --              --               --
1994             1.00        0.03           --             0.03         (0.03)           --              (0.03)
1995             1.00        0.06           --             0.06         (0.06)           --              (0.06)
1996             1.00        0.05           --             0.05         (0.05)           --              (0.05)
1997             1.00        0.04           --             0.04         (0.04)           --              (0.04)

U.S. GOVERNMENT SECURITIES
1993 (3)        10.00        0.19         $ 0.07           0.26         (0.20)           --              (0.20)
1994            10.06        0.44          (0.50)         (0.06)        (0.44)           --              (0.44)
1995             9.56        0.56           0.15           0.71         (0.56)           --              (0.56)
1996             9.71        0.55          (0.12)          0.43         (0.55)           --              (0.55)
1997             9.59        0.56           0.34           0.90         (0.56)         $(0.02)           (0.58)

INTERMEDIATE INCOME SECURITIES
1993 (4)        10.00        0.19          (0.02)          0.17         (0.19)           --              (0.19)
1994             9.98        0.60          (0.57)          0.03         (0.60)           --              (0.60)
1995             9.41        0.61           0.22           0.83         (0.61)           --              (0.61)
1996             9.63        0.59          (0.21)          0.38         (0.59)          (0.01)           (0.60)
1997             9.41        0.53           0.26           0.79         (0.53)           --              (0.53)

AMERICAN VALUE
1993 (5)        10.00        0.06          (0.01)          0.05          --              --               --
1994            10.05        0.03          (0.09)         (0.06)        (0.02)          (0.04)           (0.06)
1995             9.93        0.14           3.15           3.29         (0.12)           --              (0.12)
1996            13.10        0.09           1.17           1.26         (0.15)          (1.13)           (1.28)
1997            13.08        0.02           5.12           5.14         (0.04)          (1.22)           (1.26)

------------
*       After application of the Fund's expense limitation.
+ Calculated based on the net asset value as of the last business day of the period.
++      Includes dividends from net investment income of $0.004 per share.
(a)     Not annualized.
(b)     Annualized.

Commencement of operations:
(1)     December 30, 1992.     (4) January 12, 1993.
(2)     January 20, 1993.      (5) February 1, 1993.
(3)     January 8, 1993.


                                           SEE NOTES TO FINANCIAL STATEMENTS

                                          RATIOS TO AVERAGE NET       RATIOS TO AVERAGE NET
                                                  ASSETS                     ASSETS
                                          (BEFORE EXPENSES WERE       (AFTER EXPENSES WERE
                                                 ASSUMED)                   ASSUMED)
                                        -------------------------- --------------------------
 NET ASSET                  NET ASSETS
    VALUE        TOTAL        END OF                      NET                        NET       PORTFOLIO     AVERAGE
   END OF     INVESTMENT      PERIOD                  INVESTMENT                 INVESTMENT     TURNOVER    COMMISSION
   PERIOD       RETURN+      (000'S)      EXPENSES   INCOME (LOSS)   EXPENSES   INCOME (LOSS)     RATE      RATE PAID
-----------  ------------ ------------  ----------- -------------  ----------- -------------  ----------- ------------
   $ 1.00         1.77%(a)   $ 1,081        1.30%(b)      0.53%(b)     0.14%(b)     3.02%(b)      N/A            N/A
     1.00         3.48         1,524        2.50 *        0.99          --          3.49          N/A            N/A
     1.00         5.90        35,631        1.16          4.96          --          6.12          N/A            N/A
     1.00         5.44        42,753        0.65          5.05         0.33         5.37          N/A            N/A
     1.00         4.57        21,213        1.04          4.43         1.00         4.47          N/A            N/A

     1.00         0.42 (a)       125        2.50* (b)    (0.95)(b)     2.13 (b)     0.83 (b)      N/A            N/A
     1.00         3.52           555        2.50*         0.82          --          3.32          N/A            N/A
     1.00         5.86        10,695        2.50*         3.62          --          6.12          N/A            N/A
     1.00         5.23         6,628        0.82          4.75         0.37         5.21          N/A            N/A
     1.00         4.51         4,041        1.20          4.17         1.00         4.37          N/A            N/A

    10.06         2.60 (a)     1,756        1.81 (b)      0.33 (b)     0.18 (b)     3.66 (b)      --             N/A
     9.56        (0.69)        2,954        2.50*         1.96          --          4.46           29%           N/A
     9.71         7.72         4,209        2.36          3.49          --          5.85           14            N/A
     9.59         4.49         8,651        1.48          4.70         0.63         5.55           47            N/A
     9.91         9.70        10,496        1.55          5.24         1.00         5.79           89            N/A

     9.98         1.67 (a)       182        2.50* (b)     1.00 (b)     1.62 (b)     3.50 (b)      --             N/A
     9.41         0.26           460        2.50*         3.64          --          6.14           40            N/A
     9.63         9.22           994        2.50*         4.08          --          6.58           37            N/A
     9.41         3.95         4,172        1.58          5.01         0.72         5.87          142            N/A
     9.67         8.63         2,456        2.00          4.50         1.00         5.50          132            N/A

    10.05         0.50 (a)       308        2.50*(b)     (0.66)(b)     0.74 (b)     1.10 (b)      121 (a)       --
     9.93        (0.59)        6,841        2.50*        (0.81)         --          1.69          136           --
    13.10        33.48        22,581        1.42          0.39          --          1.81          234           --
    13.08         9.83        40,321        1.18          0.23         0.65         0.76          301        $0.0543
    16.96        41.62        54,214        1.21         (0.11)        1.00         0.10          261         0.0552

DEAN WITTER RETIREMENT SERIES n
FINANCIAL HIGHLIGHTS, continued

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

             NET ASSET                       NET                                                         TOTAL
    YEAR       VALUE          NET         REALIZED      TOTAL FROM                   DISTRIBUTIONS     DIVIDENDS
   ENDED     BEGINNING    INVESTMENT   AND UNREALIZED   INVESTMENT   DIVIDENDS TO         TO              AND
  JULY 31    OF PERIOD   INCOME (LOSS)   GAIN (LOSS)    OPERATIONS   SHAREHOLDERS    SHAREHOLDERS    DISTRIBUTIONS
----------  ----------- -------------  -------------- ------------  -------------- ---------------  ---------------
CAPITAL GROWTH
1993 (4)       $10.00       $(0.02)        $(1.10)        $(1.12)         --              --               --
1994             8.88         0.13           0.45           0.58        $(0.04)           --             $(0.04)
1995             9.42         0.10           1.77           1.87         (0.12)           --              (0.12)
1996            11.17         0.07           1.55           1.62         (0.11)         $(0.07)           (0.18)
1997            12.61        (0.03)          5.41           5.38         (0.01)          (0.32)           (0.33)

DIVIDEND GROWTH
1993 (1)        10.00         0.13           0.58           0.71         (0.10)           --              (0.10)
1994            10.61         0.28           0.37           0.65         (0.23)          (0.01)           (0.24)
1995            11.02         0.34           2.13           2.47         (0.31)          (0.10)           (0.41)
1996            13.08         0.32           1.76           2.08         (0.36)          (0.19)           (0.55)
1997            14.61         0.33           5.60           5.93         (0.33)          (0.52)           (0.85)

UTILITIES
1993 (2)        10.00         0.19           1.30           1.49         (0.14)           --              (0.14)
1994            11.35         0.37          (0.95)         (0.58)        (0.34)          (0.01)           (0.35)
1995            10.42         0.42           0.80           1.22         (0.37)          (0.02)           (0.39)
1996            11.25         0.38           0.61           0.99         (0.45)           --              (0.45)
1997            11.79         0.41           1.90           2.31         (0.32)           --              (0.32)

VALUE-ADDED MARKET
1993 (3)        10.00         0.05           0.02           0.07         (0.04)           --              (0.04)
1994            10.03         0.24           0.65           0.89         (0.11)           --              (0.11)
1995            10.81         0.21           2.16           2.37         (0.26)          (0.12)           (0.38)
1996            12.80         0.25           1.17           1.42         (0.22)          (0.07)           (0.29)
1997            13.93         0.21           5.58           5.79         (0.25)          (0.63)           (0.88)

GLOBAL EQUITY
1993 (2)        10.00         0.07          (0.03)          0.04          --              --               --
1994            10.04         0.08           0.58           0.66         (0.05)           --              (0.05)
1995            10.65         0.14           0.49           0.63         (0.11)           --              (0.11)
1996            11.17         0.09           0.71           0.80         (0.18)           --              (0.18)
1997            11.79         0.09           2.98           3.07         (0.06)          (0.32)           (0.38)

STRATEGIST
1993 (1)        10.00         0.06          (0.23)         (0.17)         --              --               --
1994             9.83         0.23          (0.20)          0.03         (0.13)           --              (0.13)
1995             9.73         0.24           1.49           1.73         (0.18)           --              (0.18)
1996            11.28         0.25           1.63           1.88         (0.34)          (0.22)           (0.56)
1997            12.60         0.37           2.96           3.33         (0.28)          (0.48)           (0.76)

------------
*       After application of the Fund's expense limitation.
+ Calculated based on the net asset value as of the last business day of the period.
(a)     Not annualized.
(b)     Annualized.

Commencement of operations:
(1)     January 7, 1993.
(2)     January 8, 1993.
(3)     February 1, 1993.
(4)     February 2, 1993.


                                           SEE NOTES TO FINANCIAL STATEMENTS

                                           RATIOS TO AVERAGE NET      RATIOS TO AVERAGE NET
                                                   ASSETS                     ASSETS
                                           (BEFORE EXPENSES WERE       (AFTER EXPENSES WERE
                                                  ASSUMED)                   ASSUMED)
                                         -------------------------- -------------------------
 NET ASSET                   NET ASSETS
    VALUE        TOTAL         END OF                      NET                       NET       PORTFOLIO     AVERAGE
   END OF      INVESTMENT      PERIOD                  INVESTMENT                INVESTMENT     TURNOVER    COMMISSION
   PERIOD       RETURN+       (000'S)      EXPENSES   INCOME (LOSS)  EXPENSES   INCOME (LOSS)     RATE      RATE PAID
-----------  ------------- ------------  ----------- -------------  ---------- -------------  ----------- ------------
   $ 8.88        (11.20)%(a)  $    135       2.50%*(b)    (1.01)%(b)   1.97%(b)     (0.47)%(b)      2%(a)       --
     9.42          6.57            215       2.50*        (0.98)        --           1.52          11           --
    11.17         20.08            678       2.50 *       (1.07)        --           1.43          20           --
    12.61         14.58          1,988       2.50 *       (1.24)       0.76          0.50          68        $0.0536
    17.66         43.46          3,670       3.16         (2.38)       1.00         (0.22)        147         0.0575

    10.61          7.11  (a)     2,417       2.50* (b)     0.61  (b)   0.16 (b)      2.89  (b)      7 (a)       --
    11.02          6.13         12,821       1.51          1.78         --           3.29          13           --
    13.08         23.07         35,404       1.14          2.34         --           3.48          29           --
    14.61         16.09         69,763       1.00          2.07        0.63          2.44          18         0.0526
    19.69         41.92        115,312       0.97          1.92        0.97          1.92          31         0.0537

    11.35         14.98  (a)     1,334       2.50* (b)     1.59  (b)   0.30 (b)      3.79  (b)      8 (a)       --
    10.42         (5.23)         3,860       2.50*         1.62         --           4.14           5           --
    11.25         12.16          5,380       1.91          2.41         --           4.32          24           --
    11.79          8.76          7,593       1.52          2.31        0.62          3.20          17         0.0508
    13.78         19.87          5,391       1.78          1.85        1.00          2.63          89         0.0508

    10.03          0.71  (a)       640       2.50* (b)    (0.16) (b)   0.92 (b)      1.42  (b)      1 (a)       --
    10.81          8.89          5,133       1.82          0.70         --           2.53           8           --
    12.80         22.65         14,080       1.22          1.33         --           2.55           7           --
    13.93         11.19         20,379       0.78          1.58        0.47          1.89           8         0.0300
    18.84         43.12         23,780       1.02          1.04        1.00          1.07          23         0.0300

    10.04          0.40  (a)       322       2.50* (b)    (0.90) (b)   1.00 (b)      1.77  (b)    --            --
    10.65          6.54          2,020       2.50*         0.09         --           2.41           8           --
    11.17          6.08          7,286       2.25          0.48         --           2.73          55           --
    11.79          7.26         11,685       1.73         (0.15)       0.66          0.92          95         0.0500
    14.48         26.66         19,797       1.85         (0.01)       1.00          0.84          80         0.0348

     9.83         (1.70) (a)       551       2.50* (b)    (0.19) (b)   0.64 (b)      1.67  (b)     26 (a)       --
     9.73          0.12          1,276       2.50*         0.70         --           3.20          57           --
    11.28         18.21          6,759       2.14          1.97         --           4.11         115           --
    12.60         16.97         17,496       1.61          1.92        0.66          2.86         113         0.0525
    15.17         27.35         26,459       1.40          2.50        1.00          2.90          90         0.0535

DEAN WITTER RETIREMENT SERIES
REPORT OF INDEPENDENT ACCOUNTANTS


TO THE SHAREHOLDERS AND TRUSTEES
OF DEAN WITTER RETIREMENT SERIES

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Liquid Asset Series, the U.S. Government Money Market Series, the U.S. Government Securities Series, the Intermediate Income Securities Series, the American Value Series, the Capital Growth Series, the Dividend Growth Series, the Utilities Series, the Value-Added Market Series, the Global Equity Series, and the Strategist Series (constituting Dean Witter Retirement Series, hereafter referred to as the "Fund") at July 31, 1997, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
September 12, 1997

                   1997 FEDERAL INCOME TAX NOTICE (unaudited)

       During the year ended July 31, 1997, the Fund paid to shareholders long-term capital gains per share as follows:

 AMERICAN    CAPITAL    DIVIDEND   VALUE-ADDED    GLOBAL
   VALUE      GROWTH     GROWTH       MARKET      EQUITY   STRATEGIST
----------  --------- ----------  ------------- --------  ------------
$0.31         $0.32      $0.47        $0.45       $0.05       $0.31


       Additionally, the following percentages of the income paid qualified for the dividends received deduction available to corporations:

 AMERICAN    CAPITAL    DIVIDEND                VALUE-ADDED   GLOBAL
   VALUE      GROWTH     GROWTH    UTILITIES      MARKET      EQUITY    STRATEGIST
----------  --------- ----------  ----------- -------------  -------- ------------
 5.58%         100%      99.92%      98.72%        74.37%      7.89%      19.47%

APPENDIX
-----------------------------------------------------------------------------

   Description of the highest commercial paper, bond and other short-and long-term rating categories assigned by Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Service, Inc. ("Fitch"), Duff and Phelps, Inc. ("Duff"), IBCA Limited and IBCA Inc. ("IBCA") and Thomson BankWatch, Inc. ("Thomson"):

COMMERCIAL PAPER AND SHORT-TERM RATINGS

   The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

   The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations and ordinarily will be evidenced by leading market positions in well established industries, high rates of return of funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity. Issues rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

   The rating Fitch-1 (Highest Grade) is the highest commercial paper rating assigned by Fitch. Paper rated Fitch-1 is regarded as having the strongest degree of assurance for timely payment. The rating Fitch-2 (Very Good Grade) is the second highest commercial paper rating assigned by Fitch which reflects an assurance of timely payment only slightly less in degree than the strongest issues.

   The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by good fundamental protection factors. Risk factors are minor. Duff applies the modifiers (+) and (-) to the rating Duff-1 in recognition of significant quality differences within the highest tier. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

   The designation A1 by IBCA indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment. The designation A2 by IBCA indicates that the obligation is supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic, or financial conditions.

   The rating TBW-1 is the highest short-term rating assigned by Thomson and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis. The rating TBW-2 by Thomson is its second highest rating; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

BOND AND LONG-TERM RATINGS

   Bonds rated AAA are considered by S&P to be the highest grade obligations and possess an extremely strong capacity to pay interest and repay principal. Bonds rated AA by S&P are judged by S&P to have a very strong capacity to pay interest and repay principal, and differ only in small degrees from issues rated AAA.

   Bonds which are rated Aaa by Moody's are judged to be of the best quality. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa rated bonds. Moody's applies numerical modifiers 1, 2 and 3 in the Aa rating category. The modifier 1 indicates a ranking for the security in the higher end of this rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of the rating category.

   Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions and liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type of market.

   Bonds rated AAA by Duff are considered to be of the highest credit quality with negligible risk factors that are only slightly more than for risk-free U.S. Treasury debt. Bonds rated AA are judged by Duff to be of high credit quality with strong protection factors; risk is modest but may vary slightly from time to time because of economic conditions. Duff applies modifiers of (+) and (-) to the AA category.

   Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations rated AA have a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

   IBCA also assigns a rating to certain international and U.S. banks. An IBCA bank rating represents IBCA's current assessment of the strength of the bank and whether such bank would receive support should it experience difficulties. In its assessment of a bank, IBCA uses a dual rating system comprised of Legal Ratings and Individual Ratings. In addition, IBCA assigns banks Long-and Short-Term Ratings as used in the corporate ratings discussed above. Legal Ratings, which range in gradation from 1 through 5, address the question of whether the bank would receive support by central banks or shareholders if it experienced difficulties, and such ratings are considered by IBCA to be a prime factor in its assessment of credit risk. Individual Ratings, which range in gradations from A through E, represent IBCA's assessment of a bank's economic merits and address the question of how the bank would be viewed if it were entirely independent and could not rely on support from state authorities or its owners.

   Companies rated A are considered by Thomson to possess an exceptionally strong balance sheet and earnings record, translating into an excellent reputation and unquestioned access to their natural money markets; if weakness or vulnerability exists in any aspect of a company's business, it is entirely mitigated by the strengths of the organization. Companies rated A/B-by Thomson are judged by Thomson to be financially very solid with a favorable track record and no readily apparent weakness; their overall risk profiles, while low, are not quite as favorable as for companies in the highest rating category.

                         DEAN WITTER RETIREMENT SERIES
                              GLOBAL EQUITY SERIES

                   PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD AUGUST 19, 1998

The undersigned shareholder of the Global Equity Series ("Global Equity"), one of eleven portfolios of Dean Witter Retirement Series, does hereby appoint BARRY FINK, ROBERT M. SCANLAN and JOSEPH J. McALINDEN and each of them, as attorneys-in-fact and proxies of the undersigned, each with the full power of substitution, to attend the Special Meeting of Shareholders of Global Equity to be held on August 19, 1998, at the Career Development Room, 61st Floor, Two World Trade Center, New York, New York at 9:00 A.M., New York time, and at all adjournments thereof and to vote the shares held in the name of the undersigned on the record date for said meeting for the Proposal specified on the reverse side hereof. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.

                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

X   PLEASE MARK BOXES
    IN BLACK OR BLUE INK


  The Proposal:                                         FOR   AGAINST   ABSTAIN

  Approval of the Agreement and Plan of
  Reorganization, dated as of April 30, 1998,           ---    ---        ---
  pursuant to which substantially all of the assets of Global Equity would be combined with those of Morgan Stanley Dean Witter Global Dividend Growth Securities and shareholders of Global Equity would become shareholders of Morgan Stanley Dean Witter Global Dividend Growth Securities receiving shares in Morgan Stanley Dean Witter Global Dividend Growth Securities with a value equal to the value of their holdings in Global Equity.

  Please sign personally. If the shares are registered in more than one name, each joint owner or each fiduciary should sign personally. Only authorized officers should sign for corporations.


                                         Date
                                             ----------------------------------


                                         Please make sure to sign and date
                                         this Proxy using black or blue ink.


                                         --------------------------------------
                                         Shareholder sign in the box above


                                         --------------------------------------
                                        Co-Owner (if any) sign in the box above



--------------------------------------------------------------------------------
                         PLEASE DETACH AT PERFORATION



                         DEAN WITTER RETIREMENT SERIES
                              GLOBAL EQUITY SERIES



                                   IMPORTANT

                    PLEASE SEND IN YOUR PROXY.........TODAY!

YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.